AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 19, 2001
--------------------------------------------------------------------------------

                                                             FILE NOS. 333-72017
                                                                       811-09227

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-4

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                       POST-EFFECTIVE AMENDMENT NO. 9 /X/

                                     AND/OR

               REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                   ACT OF 1940

                              AMENDMENT NO. 22 /X/

               ALLSTATE LIFE INSURANCE COMPANY SEPARATE ACCOUNT A
                           (Exact Name of Registrant)

                         ALLSTATE LIFE INSURANCE COMPANY
                               (Name of Depositor)

                                3100 SANDERS ROAD
                           NORTHBROOK, ILLINOIS 60062
                                  847/402-2400
         (Address and Telephone Number of Depositor's Principal Offices)

                               MICHAEL J. VELOTTA
              SENIOR VICE PRESIDENT, SECRETARY AND GENERAL COUNSEL
                         ALLSTATE LIFE INSURANCE COMPANY
                                3100 SANDERS ROAD
                           NORTHBROOK, ILLINOIS 60062
                                  847-402-2400
            (Name, Address and Telephone Number of Agent for Service)


                                   COPIES TO:

RICHARD T. CHOI, ESQUIRE                          ANGELA M. KING, ESQUIRE
FOLEY & LARDNER                                   ALLSTATE DISTRIBUTORS, L.L.C.
3000 K STREET, N.W.                               3100 SANDERS ROAD
SUITE 500                                         SUITE J5B
WASHINGTON, D.C. 20007                            NORTHBROOK, IL 60062

Approximate date of proposed public offering:  Continuous

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE
              (CHECK APPROPRIATE BOX)

/ / immediately upon filing pursuant to paragraph (b) of Rule 485
/X/ on May 1, 2001 pursuant to paragraph (b) of Rule 485

/ / 60 days after filing pursuant to paragraph (a)(1) of Rule 485
/ / on (date) pursuant to paragraph (a)(1) of Rule 485

                    IF APPROPRIATE, CHECK THE FOLLOWING BOX:

/ / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Units of Interest in the Allstate Life Insurance Company Separate Account A under deferred variable annuity contracts.

THE PUTNAM ALLSTATE ADVISOR

ALLSTATE LIFE INSURANCE COMPANY
P.O. BOX 94036
PALATINE, ILLINOIS 60094-4036
TELEPHONE NUMBER: 1 (800) 390-1277                  PROSPECTUS DATED MAY 1, 2001

--------------------------------------------------------------------------------

Allstate Life Insurance Company ("ALLSTATE") is offering Putnam Allstate Advisor, an individual and group flexible premium deferred variable annuity contract ("CONTRACT"). This prospectus contains information about the Contract that you should know before investing. Please keep it for future reference.

The Contract currently offers 30 investment alternatives ("INVESTMENT ALTERNATIVES"). The investment alternatives include 3 fixed account options ("FIXED ACCOUNT OPTIONS") and 27 variable sub-accounts ("VARIABLE SUB-ACCOUNTS") of the Allstate Life Insurance Company Separate Account A ("VARIABLE ACCOUNT"). Each Variable Sub-Account invests exclusively in the class IB shares of one of the following underlying fund portfolios ("FUNDS") of Putnam Variable Trust:

Putnam VT American Government Income Fund       Putnam VT International New Opportunities Fund
Putnam VT Asia Pacific Growth Fund              Putnam VT Investors Fund
Putnam VT Capital Appreciation Fund             Putnam VT Money Market Fund
Putnam VT Diversified Income Fund               Putnam VT New Opportunities Fund
Putnam VT The George Putnam Fund of Boston      Putnam VT New Value Fund
Putnam VT Global Asset Allocation Fund          Putnam VT OTC & Emerging Growth Fund
Putnam VT Global Growth Fund                    Putnam VT Research Fund
Putnam VT Growth and Income Fund                Putnam VT Small Cap Value Fund
Putnam VT Growth Opportunities Fund             Putnam VT Technology Fund
Putnam VT Health Sciences Fund                  Putnam VT Utilities Growth and Income Fund
Putnam VT High Yield Fund                       Putnam VT Vista Fund
Putnam VT Income Fund                           Putnam VT Voyager Fund
Putnam VT International Growth Fund             Putnam VT Voyager Fund II
Putnam VT International Growth and Income Fund

WE (Allstate) have filed a Statement of Additional Information, dated May 1, 2001, with the Securities and Exchange Commission ("SEC"). It contains more information about the Contract and is incorporated herein by reference, which means that it is legally a part of this prospectus. Its table of contents appears on page 36 of this prospectus. For a free copy, please write or call us at the address or telephone number above, or go to the SEC's Web site (http://www.sec.gov). You can find other information and documents about us, including documents that are legally part of this prospectus, at the SEC's Web site.
--------------------------------------------------------------------------------

                   THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR
                   DISAPPROVED THE SECURITIES DESCRIBED IN THIS PROSPECTUS, NOR
                   HAS IT PASSED ON THE ACCURACY OR THE ADEQUACY OF THIS
                   PROSPECTUS. ANY ONE WHO TELLS YOU OTHERWISE IS COMMITTING A
                   FEDERAL CRIME.

    IMPORTANT      THE CONTRACTS MAY BE DISTRIBUTED THROUGH BROKER-DEALERS THAT
     NOTICES       HAVE RELATIONSHIPS WITH BANKS OR OTHER FINANCIAL
                   INSTITUTIONS OR BY EMPLOYEES OF SUCH BANKS. HOWEVER, THE
                   CONTRACTS ARE NOT DEPOSITS, OR OBLIGATIONS OF, OR GUARANTEED
                   BY SUCH INSTITUTIONS OR ANY FEDERAL REGULATORY AGENCY.
                   INVESTMENT IN THE CONTRACTS INVOLVES INVESTMENT RISKS,
                   INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                   THE CONTRACTS ARE NOT FDIC INSURED.

                                  - PROSPECTUS

TABLE OF CONTENTS
-------------------------------------------------------------------

                                                                        PAGE
----------------------------------------------------------------------------
OVERVIEW
----------------------------------------------------------------------------
   Important Terms                                                        3
----------------------------------------------------------------------------
   The Contract At A Glance                                               4
----------------------------------------------------------------------------
   How The Contract Works                                                 6
----------------------------------------------------------------------------
   Expense Table                                                          7
----------------------------------------------------------------------------
   Financial Information                                                 11
----------------------------------------------------------------------------
CONTRACT FEATURES
----------------------------------------------------------------------------
   The Contract                                                          12
----------------------------------------------------------------------------
   Purchases                                                             13
----------------------------------------------------------------------------
   Contract Value                                                        14
----------------------------------------------------------------------------
   Investment Alternatives                                               15
----------------------------------------------------------------------------
      The Variable Sub-Accounts                                          15
----------------------------------------------------------------------------
      The Fixed Account Options                                          16
----------------------------------------------------------------------------
      Transfers                                                          16
----------------------------------------------------------------------------

                                                                        PAGE
----------------------------------------------------------------------------

   Expenses                                                              18
----------------------------------------------------------------------------
   Access To Your Money                                                  20
----------------------------------------------------------------------------
   Income Payments                                                       21
----------------------------------------------------------------------------
   Death Benefits                                                        26
----------------------------------------------------------------------------
OTHER INFORMATION
----------------------------------------------------------------------------
   More Information                                                      29
----------------------------------------------------------------------------
   Taxes                                                                 31
----------------------------------------------------------------------------
   Performance Information                                               34
----------------------------------------------------------------------------
   Statement of Additional Information Table of Contents                 36
----------------------------------------------------------------------------
APPENDIX A                                                              A-1
----------------------------------------------------------------------------
APPENDIX B                                                              B-1
----------------------------------------------------------------------------
APPENDIX C                                                              C-1
----------------------------------------------------------------------------
APPENDIX D                                                              D-1
----------------------------------------------------------------------------

                            2     - PROSPECTUS

IMPORTANT TERMS
-------------------------------------------------------------------

This prospectus uses a number of important terms that you may not be familiar with. The index below identifies the page that describes each term. The first use of each term in this prospectus appears in highlights.

                                                                           PAGE
-------------------------------------------------------------------------------
   Accumulation Phase                                                         6
-------------------------------------------------------------------------------
   Accumulation Unit                                                      11,14
-------------------------------------------------------------------------------
   Accumulation Unit Value                                                11,14
-------------------------------------------------------------------------------
   Allstate ("We")                                                         1,29
-------------------------------------------------------------------------------
   Annuitant                                                                 12
-------------------------------------------------------------------------------
   Automatic Additions Program                                               13
-------------------------------------------------------------------------------
   Automatic Fund Rebalancing Program                                     17,18
-------------------------------------------------------------------------------
   Beneficiary                                                             6,12
-------------------------------------------------------------------------------
   Cancellation Period                                                     4,13
-------------------------------------------------------------------------------
   *Contract                                                                  1
-------------------------------------------------------------------------------
   Contract Anniversary                                                       4
-------------------------------------------------------------------------------
   Contract Owner ("You")                                                  6,12
-------------------------------------------------------------------------------
   Contract Value                                                          5,14
-------------------------------------------------------------------------------
   Contract Year                                                              5
-------------------------------------------------------------------------------
   Dollar Cost Averaging Program                                             17
-------------------------------------------------------------------------------
   Due Proof of Death                                                        26
-------------------------------------------------------------------------------
   Earnings Protection Death Benefit Option                                4,27
-------------------------------------------------------------------------------
   Enhanced Beneficiary Protection Option                                  4,27
-------------------------------------------------------------------------------
   Excess of Earnings Withdrawal                                             27
-------------------------------------------------------------------------------
   Fixed Account Options                                                   1,16
-------------------------------------------------------------------------------
   Free Withdrawal Amount                                                    19
-------------------------------------------------------------------------------
   Funds                                                                   1,30
-------------------------------------------------------------------------------

                                                                           PAGE
-------------------------------------------------------------------------------

   Guarantee Period                                                          16
-------------------------------------------------------------------------------
   Income Base                                                          4,24,25
-------------------------------------------------------------------------------
   Income Plan                                                               21
-------------------------------------------------------------------------------
   In-Force Earnings                                                         27
-------------------------------------------------------------------------------
   In-Force Premium                                                          27
-------------------------------------------------------------------------------
   Investment Alternatives                                                 1,15
-------------------------------------------------------------------------------
   Issue Date                                                                 6
-------------------------------------------------------------------------------
   Maximum Anniversary Value                                                 26
-------------------------------------------------------------------------------
   Payout Phase                                                               6
-------------------------------------------------------------------------------
   Payout Start Date                                                       6,21
-------------------------------------------------------------------------------
   Retirement Income Guarantee Rider                                    4,19,24
-------------------------------------------------------------------------------
   Rider Application Date                                                     4
-------------------------------------------------------------------------------
   Rider Date                                                             24,27
-------------------------------------------------------------------------------
   Right to Cancel                                                         4,13
-------------------------------------------------------------------------------
   SEC                                                                        1
-------------------------------------------------------------------------------
   Settlement Value                                                          28
-------------------------------------------------------------------------------
   Standard Fixed Account Option                                             16
-------------------------------------------------------------------------------
   Systematic Withdrawal Program                                             21
-------------------------------------------------------------------------------
   Valuation Date                                                            13
-------------------------------------------------------------------------------
   Variable Account                                                        1,29
-------------------------------------------------------------------------------
   Variable Sub-Account                                                       1
-------------------------------------------------------------------------------

*In certain states a Contract may be available only as a group Contract. If you purchase a group Contract, we will issue you a certificate that represents your ownership and that summarizes the provisions of the group Contract. References to "Contract" in this prospectus include certificates, unless the context requires otherwise.

                            3     - PROSPECTUS

THE CONTRACT AT A GLANCE
-------------------------------------------------------------------

The following is a snapshot of the Contract. Please read the remainder of this prospectus for more information.

FLEXIBLE PAYMENTS                           You can purchase the Contract with as little as $10,000
                                            ($500 for QUALIFIED CONTRACTS, which are Contracts issued
                                            with a qualified plan). You can add to your Contract as
                                            often and as much as you like, but each subsequent payment must be at least $500 ($50 for automatic payments). We
                                            reserve the right to accept a lesser initial purchase
                                            payment amount. We may limit the amount of any additional
                                            purchase payment to a maximum of $1,000,000. You must
                                            maintain a minimum account size of $1,000.
--------------------------------------------------------------------------------------------------------

RIGHT TO CANCEL                             You may cancel your Contract within 20 days of receipt or
                                            any longer period as your state may require ("CANCELLATION
                                            PERIOD"). Upon cancellation, we will return your purchase
                                            payments adjusted, to the extent federal or state law
                                            permits, to reflect the investment experience of any amounts allocated to the Variable Account.
--------------------------------------------------------------------------------------------------------

EXPENSES                                    You will bear the following expenses:
                                            -  Annual mortality and expense risk charge equal to 1.25%
                                               of average daily net assets (a higher amount applies if
                                               you select the ENHANCED BENEFICIARY PROTECTION OPTION or
                                               EARNINGS PROTECTION DEATH BENEFIT OPTION)
                                            -  If you select the ENHANCED BENEFICIARY PROTECTION OPTION you would pay an additional mortality and expense risk
                                               charge of 0.15%.
                                            -  If you select the EARNINGS PROTECTION DEATH BENEFIT
                                               OPTION you would pay an additional mortality and expense
                                               risk charge of 0.20% or 0.35% (depending on the age of
                                               the oldest Owner and Annuitant on the date we receive the
                                               completed application or request to add the Option,
                                               whichever is later ("RIDER APPLICATION DATE"))
                                            -  If you select a RETIREMENT INCOME GUARANTEE RIDER you
                                               would pay an additional fee at the annual rate of 0.05%
                                               or 0.30% (depending on the option you select) of the
                                               INCOME BASE in effect on a Contract anniversary
                                               ("CONTRACT ANNIVERSARY")
                                            -  Annual contract maintenance charge of $30 (waived in
                                               certain cases)
                                            -  Withdrawal charges ranging from 0% to 7% of purchase
                                               payments withdrawn (with certain exceptions)
                                            -  Transfer fee equal to 0.50% of the amount transferred
                                               after 12th transfer in any Contract year
                                            -  State premium tax (if your state imposes one)
                                            Each Fund pays expenses that you will bear indirectly if you invest in a Variable Sub-Account.
--------------------------------------------------------------------------------------------------------

INVESTMENT ALTERNATIVES                     The Contract offers several investment alternatives
                                            including:
                                            -  3 Fixed Account Options that credit interest at rates we guarantee, and
                                            -  27 Variable Sub-Accounts investing in Funds offering
                                               professional money management by Putnam Investment
                                               Management, Inc.
                                            To find out current rates being paid on the Fixed Account
                                            Options, or to find out how the Variable Sub-Accounts have performed, please call us at 1-800-390-1277.

                            4     - PROSPECTUS

--------------------------------------------------------------------------------------------------------

SPECIAL SERVICES                            For your convenience, we offer these special services:
                                            -  AUTOMATIC FUND REBALANCING PROGRAM
                                            -  AUTOMATIC ADDITIONS PROGRAM
                                            -  DOLLAR COST AVERAGING PROGRAM
                                            -  SYSTEMATIC WITHDRAWAL PROGRAM
--------------------------------------------------------------------------------------------------------

INCOME PAYMENTS                             You can choose fixed income payments, variable income
                                            payments, or a combination of the two. You can receive your income payments in one of the following ways:
                                            -  life income with guaranteed payments
                                            -  a joint and survivor life income with guaranteed payments
                                            -  guaranteed payments for a specified period
                                            -  combination life income and guaranteed payments for a
                                               specified period
                                            -  combination joint and survivor life income and guaranteed payments for a specified period
                                            -  life income with cash refund
                                            -  joint life income with cash refund
                                            -  life income with installment refund
                                            -  joint life income with installment refund
                                            Allstate also offers two Retirement Income Guarantee Riders that allow you to lock in a dollar amount that you can apply towards fixed income payments.
--------------------------------------------------------------------------------------------------------

DEATH BENEFITS                              If you die before income payments begin, we will pay the
                                            death benefit described in the Contract. We also offer an
                                            Enhanced Beneficiary Protection Option and an Earnings
                                            Protection Death Benefit Option.
--------------------------------------------------------------------------------------------------------

TRANSFERS                                   Before the Payout Start Date, you may transfer your Contract value ("CONTRACT VALUE") among the investment alternatives, with certain restrictions. The minimum amount you may
                                            transfer is $100 or the amount remaining in the investment alternative, if less.
                                            A charge may apply after the 12th transfer in each Contract year ("CONTRACT YEAR"), which we measure from the date we
                                            issue your Contract or a Contract Anniversary.
--------------------------------------------------------------------------------------------------------

WITHDRAWALS                                 You may withdraw some or all of your Contract Value at
                                            anytime during the Accumulation Phase and during the Payout
                                            Phase in certain cases. In general, you must withdraw at
                                            least $50 at a time ($1,000 during the Payout Phase). A 10%
                                            federal tax penalty may apply if you withdraw before you are
                                            59 1/2 years old. A withdrawal charge also may apply.

                            5     - PROSPECTUS

HOW THE CONTRACT WORKS
-------------------------------------------------------------------

The Contract basically works in two ways.

First, the Contract can help you (we assume you are the "CONTRACT OWNER") save for retirement because you can invest in up to 30 investment alternatives and pay no federal income taxes on any earnings until you withdraw them. You do this during what we call the "ACCUMULATION PHASE" of the Contract. The Accumulation Phase begins on the date we issue your Contract (we call that date the "ISSUE DATE") and continues until the Payout Start Date, which is the date we apply your money to provide income payments. During the Accumulation Phase, you may allocate your purchase payments to any combination of the Variable Sub-Accounts and/or Fixed Account Options. If you invest in a Fixed Account Option, you will earn a fixed rate of interest that we declare periodically. If you invest in any of the Variable Sub-Accounts, your investment return will vary up or down depending on the performance of the corresponding Funds.

Second, the Contract can help you plan for retirement because you can use it to receive retirement income for life and/or for a pre-set number of years, by selecting one of the income payment options (we call these "INCOME PLANS") described on page 21. You receive income payments during what we call the "PAYOUT PHASE" of the Contract, which begins on the Payout Start Date and continues until we make the last payment required by the Income Plan you select. During the Payout Phase, if you select a fixed income payment option, we guarantee the amount of your payments, which will remain fixed. If you select a variable income payment option, based on one or more of the Variable Sub-Accounts, the amount of your payments will vary up or down depending on the performance of the corresponding Funds. The amount of money you accumulate under your Contract during the Accumulation Phase and apply to an Income Plan will determine the amount of your income payments during the Payout Phase.

The timeline below illustrates how you might use your Contract.

         ISSUE           ACCUMULATION PHASE       PAYOUT START      PAYOUT PHASE
          DATE                                        DATE
  ------------------------------------------------------------------------------------------------------------
  You buy               You save for          You start receiving   You can receive       Or you can
  a Contract            retirement            income                income payments       receive income
                                              payments or receive   for a set period      payments for life
                                              a lump sum payment

Other income payment options are also available. See "INCOME PAYMENTS."

As the Contract Owner, you exercise all of the rights and privileges provided by the Contract. If you die, any surviving Contract Owner or, if there is none, the BENEFICIARY will exercise the rights and privileges provided by the Contract. SEE "The Contract." In addition, if you die before the Payout Start Date, we will pay a death benefit to any surviving Contract Owner or, if there is none, to your Beneficiary. SEE "Death Benefits."

Please call us at 1-800-390-1277 if you have any question about how the Contract works.

                            6     - PROSPECTUS

EXPENSE TABLE
-------------------------------------------------------------------

The table below lists the expenses that you will bear directly or indirectly when you buy a Contract. The table and the examples that follow do not reflect premium taxes that may be imposed by the state where you reside. For more information about Variable Account expenses, see "Expenses," below. For more information about Fund expenses, please refer to the accompanying prospectus for the Funds.

CONTRACT OWNER TRANSACTION EXPENSES
Withdrawal Charge (as a percentage of purchase payments withdrawn)*

Number of Complete Years Since We Received the Purchase Payment Being Withdrawn  0     1     2     3      4      5      6      7+
---------------------------------------------------------------------------------------------------------------------------------
Applicable Charge:                                                               7%    7%    6%    5%     4%     3%     2%     0%
---------------------------------------------------------------------------------------------------------------------------------
Annual Contract Maintenance Charge                                                           $30.00**
---------------------------------------------------------------------------------------------------------------------------------
Transfer Fee                                                                                 0.50% of the amount transferred***
---------------------------------------------------------------------------------------------------------------------------------

  *Each Contract Year, you may withdraw up to the greater of earnings not previously withdrawn or 15% of your total purchase payments without incurring a withdrawal charge.

 **Waived in certain cases. See "Expenses."

***Applies solely to the thirteenth and subsequent transfers within a Contract
   Year, excluding transfers due to dollar cost averaging and automatic fund rebalancing.

VARIABLE ACCOUNT ANNUAL EXPENSES
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSET VALUE
DEDUCTED FROM EACH VARIABLE SUB-ACCOUNT)

                                                                                                             With the Earnings
                                                                                                              Protection Death
                                                    With the Enhanced            With the Earnings         Benefit Option and the
                                 Basic            Beneficiary Protection         Protection Death           Enhanced Beneficiary
                                 Contract                 Option                  Benefit Option             Protection Option
---------------------------------------------------------------------------------------------------------------------------------
Mortality and Expense Risk
  Charge                          1.25%                   1.40%                        1.60%*                       1.75%*
---------------------------------------------------------------------------------------------------------------------------------
Total Variable Account
  Annual Expenses                 1.25%                   1.40%                        1.60%                        1.75%
---------------------------------------------------------------------------------------------------------------------------------

*The mortality and expense risk charge shown for the Earnings Protection Death
 Benefit Option reflects a charge of 0.35% for the Option, assuming the age of the oldest Contract Owner or Annuitant is over 65, and both are 75 or younger on the Rider Application Date. If the age of the oldest Contract Owner and Annuitant is 65 or younger on the Rider Application Date, the charge for the Option is 0.20% and the mortality and expense risk charge shown for Contracts with this Option would be lower by 0.15%.

RETIREMENT INCOME GUARANTEE RIDER EXPENSES
If you select a Retirement Income Guarantee Rider, you would pay an additional fee at the annual rate of 0.05% or 0.30% (depending on the Option you select) of the Income Base in effect on a Contract Anniversary. See "Retirement Income Guarantee Riders" for details.

                            7     - PROSPECTUS

FUND ANNUAL EXPENSES (AFTER VOLUNTARY REDUCTIONS AND REIMBURSEMENTS) (AS A PERCENTAGE OF PORTFOLIO AVERAGE DAILY NET ASSETS)(1)

CLASS IB SHARES

                                                              Management           12b-1            Other           Total Annual
Portfolio                                                        Fees             Fees(1)          Expenses         Fund Expenses
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT American Government Income Fund(2)                     0.45%             0.25%            0.45%               1.15%*
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Asia Pacific Growth Fund                               0.80%             0.25%            0.27%               1.32%
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Capital Appreciation Fund                              0.65%             0.25%            0.27%               1.17%*
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Diversified Income Fund                                0.68%             0.25%            0.10%               1.03%
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT The George Putnam Fund of Boston                       0.65%             0.25%            0.11%               1.01%
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Global Asset Allocation Fund                           0.65%             0.25%            0.14%               1.04%
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Global Growth Fund                                     0.66%             0.25%            0.10%               1.01%
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Growth and Income Fund                                 0.46%             0.25%            0.04%               0.75%
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Growth Opportunities Fund                              0.70%             0.25%            0.16%               1.11%*
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Health Sciences Fund                                   0.70%             0.25%            0.09%               1.04%
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT High Yield Fund                                        0.66%             0.25%            0.08%               0.99%
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Income Fund                                            0.61%             0.25%            0.06%               0.92%
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT International Growth Fund                              0.76%             0.25%            0.18%               1.19%
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT International Growth and Income Fund                   0.80%             0.25%            0.17%               1.22%
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT International New Opportunities Fund                   1.00%             0.25%            0.21%               1.46%
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Investors Fund                                         0.58%             0.25%            0.07%               0.90%
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Money Market Fund                                      0.42%             0.25%            0.08%               0.75%
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT New Opportunities Fund                                 0.52%             0.25%            0.05%               0.82%
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT New Value Fund                                         0.70%             0.25%            0.09%               1.04%
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT OTC & Emerging Growth Fund                             0.70%             0.25%            0.11%               1.06%
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Research Fund                                          0.65%             0.25%            0.13%               1.03%
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Small Cap Value Fund                                   0.80%             0.25%            0.30%               1.35%
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Technology Fund                                        1.00%             0.25%            0.78%               2.03%*
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Utilities Growth and Income Fund                       0.65%             0.25%            0.07%               0.97%
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Vista Fund                                             0.60%             0.25%            0.07%               0.92%
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Voyager Fund                                           0.51%             0.25%            0.05%               0.81%
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Voyager Fund II                                        0.70%             0.25%            0.30%               1.25%*
---------------------------------------------------------------------------------------------------------------------------------

(1) Figures shown in the table are based on the Funds' most recent fiscal year ended December 31, 2000. Figures shown in the table include amounts paid through expense offset and brokerage service arrangements. The 12b-1 fees have been restated to reflect an increase in the 12b-1 fees currently payable to Putnam Investment Management, LLC ("Putnam Management"). The Trustees currently limit payments on Class IB shares to 0.25% of average daily net assets. Actual 12b-1 fees during the most recent fiscal year were 0.15% of average daily net assets. See the Funds' prospectus for more information about Rule 12b-1 fees payable under the Funds' distribution plan.

(2) In order to limit expenses for Putnam VT American Government Income Fund, Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through December 31, 2001 to the extent that the expenses of the fund (exclusive of brokerage, interest, taxes and extraordinary expenses, and payments under the fund's distribution plans) would exceed an annual rate of 0.90% of the fund's average net assets. For the purpose of determining any such limitation on Putnam Management's compensation, expenses of the fund do not reflect the application of commissions or cash management credits that may reduce designated fund expenses. Had the expense limitation not been in effect "Total Annual Fund Expenses" would have been 1.35%.

* Expenses are estimated based upon expenses incurred for the fund's last fiscal year.

                            8     - PROSPECTUS

EXAMPLE 1

The example below shows the dollar amount of expenses that you would bear directly or indirectly if you:

- invested $1,000 in a Variable Sub-Account,

- earned a 5% annual return on your investment,

- surrendered your Contract, or began receiving income payments for a specified period of less than 120 months, at the end of each time period,

- elect the Enhanced Beneficiary Protection Option,

- elect the Earnings Protection Death Benefit Option (assuming age of oldest Contract Owner or Annuitant is over age 65, and both are age 75 or younger on the Rider Application Date), and

- elect Retirement Income Guarantee Rider 2 (assuming Income Base B).

THE EXAMPLE ASSUMES THAT ANY FUND EXPENSE WAIVERS OR REIMBURSEMENT ARRANGEMENTS DESCRIBED IN THE FOOTNOTES ABOVE ARE IN EFFECT FOR THE TIME PERIODS PRESENTED BELOW. THE EXAMPLE DOES NOT INCLUDE ANY TAXES OR TAX PENALTIES YOU MAY BE REQUIRED TO PAY IF YOU SURRENDER YOUR CONTRACT.

Sub-Account                                                         1 Year         3 Year         5 Year        10 Year
------------------------------------------------------------------------------------------------------------------------
Putnam American Government Income                                    $ 93           $145           $200           $366
------------------------------------------------------------------------------------------------------------------------
Putnam Asia Pacific Growth                                           $ 95           $150           $208           $382
------------------------------------------------------------------------------------------------------------------------
Putnam Capital Appreciation                                          $ 93           $146           $201           $368
------------------------------------------------------------------------------------------------------------------------
Putnam Diversified Income                                            $ 92           $141           $194           $355
------------------------------------------------------------------------------------------------------------------------
The George Putnam Fund of Boston                                     $ 92           $141           $193           $353
------------------------------------------------------------------------------------------------------------------------
Putnam Global Asset Allocation                                       $ 92           $142           $194           $356
------------------------------------------------------------------------------------------------------------------------
Putnam Global Growth                                                 $ 92           $141           $193           $353
------------------------------------------------------------------------------------------------------------------------
Putnam Growth and Income                                             $ 89           $133           $180           $327
------------------------------------------------------------------------------------------------------------------------
Putnam Growth Opportunities                                          $ 93           $144           $198           $362
------------------------------------------------------------------------------------------------------------------------
Putnam Health Sciences                                               $ 92           $141           $193           $353
------------------------------------------------------------------------------------------------------------------------
Putnam High Yield                                                    $ 91           $140           $192           $351
------------------------------------------------------------------------------------------------------------------------
Putnam Income                                                        $ 91           $138           $188           $344
------------------------------------------------------------------------------------------------------------------------
Putnam International Growth and Income                               $ 94           $147           $203           $373
------------------------------------------------------------------------------------------------------------------------
Putnam International Growth                                          $ 93           $146           $202           $370
------------------------------------------------------------------------------------------------------------------------
Putnam International New Opportunities                               $ 96           $154           $215           $395
------------------------------------------------------------------------------------------------------------------------
Putnam Investors                                                     $ 90           $137           $187           $342
------------------------------------------------------------------------------------------------------------------------
Putnam Money Market                                                  $ 89           $133           $180           $327
------------------------------------------------------------------------------------------------------------------------
Putnam New Opportunities                                             $ 90           $135           $183           $334
------------------------------------------------------------------------------------------------------------------------
Putnam New Value                                                     $ 92           $142           $194           $356
------------------------------------------------------------------------------------------------------------------------
Putnam OTC & Emerging Growth                                         $ 92           $142           $195           $357
------------------------------------------------------------------------------------------------------------------------
Putnam Research                                                      $ 92           $141           $194           $355
------------------------------------------------------------------------------------------------------------------------
Putnam Small Cap Value                                               $ 95           $151           $210           $385
------------------------------------------------------------------------------------------------------------------------
Putnam Technology                                                    $102           $171           $243           $446
------------------------------------------------------------------------------------------------------------------------
Putnam Utilities Growth and Income                                   $ 91           $140           $191           $349
------------------------------------------------------------------------------------------------------------------------
Putnam Vista                                                         $ 91           $138           $186           $344
------------------------------------------------------------------------------------------------------------------------
Putnam Voyager                                                       $ 90           $135           $183           $333
------------------------------------------------------------------------------------------------------------------------
Putnam Voyager II                                                    $ 94           $148           $205           $376
------------------------------------------------------------------------------------------------------------------------

                            9     - PROSPECTUS

EXAMPLE 2

Same assumptions as Example 1 above, except that you decide not to surrender your Contract, or you began receiving income payments for at least 120 months if under an Income Plan for a specified period, at the end of each period.

Sub-Account                                                         1 Year         3 Year         5 Year        10 Year
------------------------------------------------------------------------------------------------------------------------
Putnam American Government Income                                    $34            $103           $174           $366
------------------------------------------------------------------------------------------------------------------------
Putnam Asia Pacific Growth                                           $35            $108           $183           $382
------------------------------------------------------------------------------------------------------------------------
Putnam Capital Appreciation                                          $34            $103           $175           $368
------------------------------------------------------------------------------------------------------------------------
Putnam Diversified Income                                            $32            $ 99           $168           $355
------------------------------------------------------------------------------------------------------------------------
The George Putnam Fund of Boston                                     $32            $ 98           $167           $353
------------------------------------------------------------------------------------------------------------------------
Putnam Global Asset Allocation                                       $32            $ 99           $169           $356
------------------------------------------------------------------------------------------------------------------------
Putnam Global Growth                                                 $32            $ 98           $167           $353
------------------------------------------------------------------------------------------------------------------------
Putnam Growth and Income                                             $29            $ 90           $154           $327
------------------------------------------------------------------------------------------------------------------------
Putnam Growth Opportunities                                          $33            $101           $172           $362
------------------------------------------------------------------------------------------------------------------------
Putnam Health Sciences                                               $32            $ 98           $167           $353
------------------------------------------------------------------------------------------------------------------------
Putnam High Yield                                                    $32            $ 98           $166           $351
------------------------------------------------------------------------------------------------------------------------
Putnam Income                                                        $31            $ 96           $163           $344
------------------------------------------------------------------------------------------------------------------------
Putnam International Growth and Income                               $34            $105           $178           $373
------------------------------------------------------------------------------------------------------------------------
Putnam International Growth                                          $34            $104           $176           $370
------------------------------------------------------------------------------------------------------------------------
Putnam International New Opportunities                               $37            $112           $190           $395
------------------------------------------------------------------------------------------------------------------------
Putnam Investors                                                     $31            $ 95           $162           $342
------------------------------------------------------------------------------------------------------------------------
Putnam Money Market                                                  $29            $ 90           $154           $327
------------------------------------------------------------------------------------------------------------------------
Putnam New Opportunities                                             $30            $ 93           $158           $334
------------------------------------------------------------------------------------------------------------------------
Putnam New Value                                                     $32            $ 99           $169           $356
------------------------------------------------------------------------------------------------------------------------
Putnam OTC & Emerging Growth                                         $33            $100           $170           $357
------------------------------------------------------------------------------------------------------------------------
Putnam Research                                                      $32            $ 99           $168           $355
------------------------------------------------------------------------------------------------------------------------
Putnam Small Cap Value                                               $36            $109           $184           $385
------------------------------------------------------------------------------------------------------------------------
Putnam Technology                                                    $43            $129           $217           $446
------------------------------------------------------------------------------------------------------------------------
Putnam Utilities Growth and Income                                   $32            $ 97           $165           $349
------------------------------------------------------------------------------------------------------------------------
Putnam Vista                                                         $31            $ 96           $163           $344
------------------------------------------------------------------------------------------------------------------------
Putnam Voyager                                                       $30            $ 92           $157           $333
------------------------------------------------------------------------------------------------------------------------
Putnam Voyager II                                                    $35            $106           $179           $376
------------------------------------------------------------------------------------------------------------------------

PLEASE REMEMBER THAT YOU ARE LOOKING AT EXAMPLES AND NOT A REPRESENTATION OF PAST OR FUTURE EXPENSES. YOUR ACTUAL EXPENSES MAY BE LOWER OR GREATER THAN THOSE SHOWN ABOVE. SIMILARLY, YOUR RATE OF RETURN MAY BE LOWER OR GREATER THAN 5%, WHICH IS NOT GUARANTEED. THE ABOVE EXAMPLES ASSUME THE ELECTION OF THE ENHANCED BENEFICIARY PROTECTION OPTION, THE EARNINGS PROTECTION DEATH BENEFIT OPTION (ASSUMING OLDEST CONTRACT OWNER OR ANNUITANT IS OVER AGE 65, AND BOTH ARE AGE 75 OR YOUNGER ON THE RIDER APPLICATION DATE), AND THE RETIREMENT INCOME GUARANTEE RIDER 2 AND THAT INCOME BASE B IS APPLIED. IF ANY OF THESE FEATURES WERE NOT ELECTED, THE EXPENSE FIGURES SHOWN ABOVE WOULD BE SLIGHTLY LOWER. TO REFLECT THE CONTRACT MAINTENANCE CHARGE IN THE EXAMPLES, WE ESTIMATED AN EQUIVALENT PERCENTAGE CHARGE, BASED ON AN ASSUMED AVERAGE CONTRACT SIZE OF $45,000. IF THE ACTUAL AVERAGE CONTRACT SIZE OF $57,320 WERE USED, NO CONTRACT MAINTENANCE CHARGE WOULD BE APPLICABLE, AND THE EXPENSE FIGURES SHOWN ABOVE WOULD BE SLIGHTLY LOWER.

                            10    - PROSPECTUS

FINANCIAL INFORMATION
-------------------------------------------------------------------

To measure the value of your investment in the Variable Sub-Accounts during the Accumulation Phase, we use a unit of measure we call the "ACCUMULATION UNIT." Each Variable Sub-Account has a separate value for its Accumulation Units we call "ACCUMULATION UNIT VALUE." Accumulation Unit Value is analogous to, but not the same as, the share price of a mutual fund.

Accumulation Unit Values appear in Appendix D. No separate Accumulation Unit Values reflecting the Earnings Protection Death Benefit Option are shown because the Option was first offered on May 1, 2001. The financial statements of Allstate and the Variable Account appear in the Statement of Additional Information.

                            11    - PROSPECTUS

THE CONTRACT
-------------------------------------------------------------------

CONTRACT OWNER
Each Contract is an agreement between you, the Contract Owner, and Allstate, a life insurance company. As the Contract Owner, you may exercise all of the rights and privileges provided to you by the Contract. That means it is up to you to select or change (to the extent permitted):

- the investment alternatives during the Accumulation and Payout Phases,

- the amount and timing of your purchase payments and withdrawals,

- the programs you want to use to invest or withdraw money,

- the income payment plan you want to use to receive retirement income,

- the Annuitant (either yourself or someone else) on whose life the income payments will be based,

- the Beneficiary or Beneficiaries who will receive the benefits that the Contract provides when the last surviving Contract Owner or the Annuitant dies, and

- any other rights that the Contract provides, including restricting income payments to beneficiaries.

If you die, any surviving joint Contract Owner or, if none, the Beneficiary will exercise the rights and privileges provided to them by the Contract. The Contract cannot be jointly owned by both a non-natural person and a natural person. The maximum age of any Contract Owner cannot exceed 90 as of the date we receive the completed application. If you select the Enhanced Beneficiary Protection Option, Earnings Protection Death Benefit Option or a Retirement Income Guarantee Rider, the maximum age of any Contract Owner on the date we receive the completed application or request to add the Option, whichever is later ("Rider Application Date") is currently 75.

You can use the Contract with or without a qualified plan. A qualified plan is a retirement savings plan, such as an IRA or tax-sheltered annuity, that meets the requirements of the Internal Revenue Code. Qualified plans may limit or modify your rights and privileges under the Contract. We use the term "QUALIFIED CONTRACT" to refer to a Contract issued with a qualified plan. See "TAX QUALIFIED CONTRACTS" on page 33.

You may change the Contract Owner at any time. Once we have received a satisfactory written request for a change of Contract Owner, the change will take effect as of the date you signed it. We are not liable for any payment we make or other action we take before receiving any written request for a change from you.

ANNUITANT
The Annuitant is the individual whose age determines the latest Payout Start Date and whose life determines the amount and duration of income payments (other than under Income Plans with guaranteed payments for a specified period). You may name a new Annuitant only upon the death of the current Annuitant. You may designate a joint Annuitant, who is a second person on whose life income payments depend, at the time you select an Income Plan. The maximum age of any Annuitant cannot exceed 90 as of the date we receive the completed application. If you select the Enhanced Beneficiary Protection Option, Earnings Protection Death Benefit Option or a Retirement Income Guarantee Rider, the maximum age of any Annuitant on the Rider Application Date is 75.

If you select an Income Plan that depends on the Annuitant or a joint Annuitant's life, we may require proof of age and sex before income payments begin and proof that the Annuitant or joint Annuitant is still alive before we make each payment.

BENEFICIARY
The Beneficiary is the person who may elect to receive the death benefit or become the new Contract Owner if the sole surviving Contract Owner dies before the Payout Start Date. If the sole surviving Contract Owner dies after the Payout Start Date, the Beneficiary will receive any guaranteed income payments scheduled to continue.

You may name one or more Beneficiaries when you apply for a Contract. You may restrict income payments to Beneficiaries. You may change or add Beneficiaries at any time by writing to us before income payments begin, unless you have designated an irrevocable Beneficiary. We will provide a change of Beneficiary form to be signed and filed with us. Any change will be effective at the time you sign the written notice. Until we receive your written notice to change a Beneficiary, we are entitled to rely on the most recent Beneficiary information in our files. We will not be liable as to any payment or settlement made prior to receiving the written notice. Accordingly, if you wish to change your Beneficiary, you should deliver your written notice to us promptly.

If you did not name a Beneficiary or unless otherwise provided in the Beneficiary designation, if a Beneficiary predeceases the owner and there are no other surviving Beneficiaries, the new Beneficiary will be:

- your spouse or, if he or she is no longer alive,

- your surviving children equally, or if you have no surviving children,

- your estate.

                            12    - PROSPECTUS

If more than one Beneficiary survives you, we will divide the death benefit among your Beneficiaries according to your most recent written instructions. If you have not given us written instructions, we will pay the death benefit in equal amounts to the Beneficiaries. If one of the Beneficiaries dies before you, we will divide the death benefit among the surviving Beneficiaries.

MODIFICATION OF THE CONTRACT
Only an Allstate officer may approve a change in or waive any provision of the Contract. Any change or waiver must be in writing. None of our agents has the authority to change or waive the provisions of the Contract. We may not change the terms of the Contract without your consent, except to conform the Contract to applicable law or changes in the law. If a provision of the Contract is inconsistent with state law, we will follow state law.

ASSIGNMENT
We will not honor an assignment of an interest in a Contract as collateral or security for a loan. No Beneficiary may assign benefits under the Contract until they are due. We will not be bound by any assignment until the assignor signs it and files it with us. We are not responsible for the validity of any assignment. Federal law prohibits or restricts the assignment of benefits under many types of retirement plans and the terms of such plans may themselves contain restrictions on assignments. An assignment may also result in taxes or tax penalties. YOU SHOULD CONSULT WITH AN ATTORNEY BEFORE TRYING TO ASSIGN YOUR CONTRACT.

PURCHASES
-------------------------------------------------------------------

MINIMUM PURCHASE PAYMENTS
Your initial purchase payment must be at least $10,000 ($500 for Qualified Contracts). All subsequent purchase payments under a Contract must be $500 or more. You may make purchase payments at any time prior to the Payout Start Date; however, additional payments may be limited in some states. Please consult with your representative for details. The most we accept without our prior approval is $1 million. We reserve the right to accept a lesser initial purchase payment amount. We reserve the right to limit the availability of the investment alternatives for additional investments. We also reserve the right to reject any application.

AUTOMATIC ADDITIONS PROGRAM
You may make subsequent purchase payments of $50 or more per month by automatically transferring money from your bank account. The Automatic Additions Program is not available for making purchase payments into the 6 or 12 Month Dollar Cost Averaging Options. Please consult with your sales representative for detailed information.

ALLOCATION OF PURCHASE PAYMENTS
At the time you apply for a Contract, you must decide how to allocate your purchase payment among the investment alternatives. The allocation you specify on your application will be effective immediately. All allocations must be in whole percents that total 100% or in whole dollars. You can change your allocations by calling 1-800-390-1277.

We will allocate your purchase payments to the investment alternatives according to your most recent instructions on file with us. Unless you notify us in writing otherwise, we will allocate subsequent purchase payments according to the allocation for the previous purchase payment. We will effect any change in allocation instructions at the time we receive written notice of the change in good order.

We will credit the initial purchase payment that accompanies your completed application to your Contract within 2 business days after we receive the payment at our home office. If your application is incomplete, we will ask you to complete your application within 5 business days. If you do so, we will credit your initial purchase payment to your Contract within that 5 business day period. If you do not, we will return your purchase payment at the end of the 5 business day period unless you expressly allow us to hold it until you complete the application. We will credit subsequent purchase payments to the Contract at the close of the business day on which we receive the purchase payment at our home office.

We use the term "business day" to refer to each day Monday through Friday that the New York Stock Exchange is open for business. We also refer to these days as "VALUATION DATES." Our business day closes when the New York Stock Exchange closes, usually 4 p.m. Eastern Time (3 p.m. Central Time). If we receive your purchase payment after 3 p.m. Central Time on any Valuation Date, we will credit your purchase payment using the Accumulation Unit Values computed on the next Valuation Date.

RIGHT TO CANCEL
You may cancel the Contract by returning it to us within the Cancellation Period, which is the 20 day period after you receive the Contract, or such longer period that your state may require. You may return it by delivering it or mailing it

                            13    - PROSPECTUS
to us. If you exercise this "RIGHT TO CANCEL," the Contract terminates and we will pay you the full amount of your purchase payments allocated to the Fixed Account. We also will return your purchase payments allocated to the Variable Account adjusted, to the extent federal or state law permits, to reflect investment gain or loss that occurred from the date of allocation through the date of cancellation. If your Contract is qualified under Section 408 of the Internal Revenue Code, we will refund the greater of any purchase payments or the Contract Value.

CONTRACT VALUE
-------------------------------------------------------------------

On the Issue Date, the Contract Value is equal to your initial purchase payment. Thereafter, your Contract Value at any time during the Accumulation Phase is equal to the sum of the value of your Accumulation Units in the Variable Sub-Accounts you have selected, plus the value of your interest in the Fixed Account Options.

ACCUMULATION UNITS
To determine the number of Accumulation Units of each Variable Sub-Account to allocate to your Contract, we divide (i) the amount of the purchase payment or transfer you have allocated to a Variable Sub-Account by (ii) the Accumulation Unit Value of that Variable Sub-Account next computed after we receive your payment or transfer. For example, if we receive a $10,000 purchase payment allocated to a Variable Sub-Account when the Accumulation Unit value for the Sub-Account is $10, we would credit 1,000 Accumulation Units of that Variable Sub-Account to your Contract. Withdrawals and transfers from a Variable Sub-Account would, of course, reduce the number of Accumulation Units of that Sub-Account allocated to your Contract.

ACCUMULATION UNIT VALUE
As a general matter, the Accumulation Unit Value for each Variable Sub-Account will rise or fall to reflect:

- changes in the share price of the Fund in which the Variable Sub-Account invests, and

- the deduction of amounts reflecting the mortality and expense risk charge, and any provision for taxes that have accrued since we last calculated the Accumulation Unit Value.

We determine withdrawal charges, Retirement Income Guarantee charges (if applicable), transfer fees, and contract maintenance charges separately for each Contract. They do not affect the Accumulation Unit Value. Instead, we obtain payment of those charges and fees by redeeming Accumulation Units. For details on how we compute Accumulation Unit Values, please refer to the Statement of Additional Information.

We determine a separate Accumulation Unit Value for each Variable Sub-Account on each Valuation Date. We also determine separate sets of Accumulation Unit Values that reflect the cost of the Enhanced Beneficiary Protection Option, the Earnings Protection Death Benefit Option, and the Enhanced Beneficiary Protection Option together with the Earnings Protection Death Benefit Option.

YOU SHOULD REFER TO THE PROSPECTUS FOR THE FUNDS THAT ACCOMPANIES THIS PROSPECTUS FOR A DESCRIPTION OF HOW THE ASSETS OF EACH FUND ARE VALUED, SINCE THAT DETERMINATION DIRECTLY BEARS ON THE ACCUMULATION UNIT VALUE OF THE CORRESPONDING VARIABLE SUB-ACCOUNT AND, THEREFORE, YOUR CONTRACT VALUE.

                            14    - PROSPECTUS

INVESTMENT ALTERNATIVES: THE VARIABLE SUB-ACCOUNTS
-------------------------------------------------------------------

You may allocate your purchase payments to up to 27 Variable Sub-Accounts. Each Variable Sub-Account invests in the shares of a corresponding Fund. Each Fund has its own investment objective(s) and policies. We briefly describe the Funds below.

For more complete information about each Fund, including expenses and risks associated with the Fund, please refer to the accompanying prospectus for the Fund. You should carefully review the Fund prospectuses before allocating amounts to the Variable Sub-Accounts. Putnam Investment Management, Inc. ("Putnam Management") serves as the investment adviser to each Fund.


FUND:                                           EACH FUND SEEKS:
Putnam VT American Government Income Fund       High current income with preservation of capital as a
                                                secondary objective
Putnam VT Asia Pacific Growth Fund              Capital appreciation
Putnam VT Capital Appreciation Fund             Capital appreciation
Putnam VT Diversified Income Fund               High current income as Putnam Management believes is
                                                consistent with capital preservation
Putnam VT The George Putnam Fund of Boston      To provide a balanced investment composed of a well
                                                diversified portfolio of stocks and bonds that will
                                                produce both capital growth and current income
Putnam VT Global Asset Allocation Fund          A high level of long-term total return consistent with
                                                preservation of capital
Putnam VT Global Growth Fund                    Capital appreciation
Putnam VT Growth and Income Fund                Capital growth and current income
Putnam VT Growth Opportunities Fund             Capital appreciation
Putnam VT Health Sciences Fund                  Capital appreciation
Putnam VT High Yield Fund                       High current income. Capital growth is a secondary
                                                objective when consistent with high current income.
Putnam VT Income Fund                           High current income consistent with what Putnam
                                                Management believes to be prudent risk.
Putnam VT International Growth Fund             Capital appreciation
Putnam VT International Growth and Income Fund  Capital growth. Current income is a secondary objective.
Putnam VT International New Opportunities Fund  Long-term capital appreciation
Putnam VT Investors Fund                        Long-term growth of capital and any increased income
                                                that results from this growth
Putnam VT Money Market Fund                     As high a rate of current income as Putnam Management
                                                believes is consistent with preservation of capital and
                                                maintenance of liquidity.
Putnam VT New Opportunities Fund                Long-term capital appreciation
Putnam VT New Value Fund                        Long-term capital appreciation
Putnam VT OTC & Emerging Growth Fund            Capital appreciation
Putnam VT Research Fund                         Capital appreciation
Putnam VT Small Cap Value Fund                  Capital appreciation
Putnam VT Technology Fund                       Capital appreciation
Putnam VT Utilities Growth and Income Fund      Capital growth and current income
Putnam VT Vista Fund                            Capital appreciation
Putnam VT Voyager Fund                          Capital appreciation
Putnam VT Voyager Fund II                       Long-term growth of capital

AMOUNTS YOU ALLOCATE TO VARIABLE SUB-ACCOUNTS MAY GROW IN VALUE, DECLINE IN VALUE, OR GROW LESS THAN YOU EXPECT, DEPENDING ON THE INVESTMENT PERFORMANCE OF THE FUNDS IN WHICH THOSE VARIABLE SUB-ACCOUNTS INVEST. YOU BEAR THE INVESTMENT RISK THAT THE FUNDS MIGHT NOT MEET THEIR INVESTMENT OBJECTIVES. SHARES OF THE FUNDS ARE NOT DEPOSITS, OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

                            15    - PROSPECTUS

INVESTMENT ALTERNATIVES: THE FIXED ACCOUNT OPTIONS
-------------------------------------------------------------------

You may allocate all or a portion of your purchase payments to the Fixed Account. You may choose from among 3 Fixed Account Options, including 2 DOLLAR COST AVERAGING OPTIONS and the STANDARD FIXED ACCOUNT OPTION. We may offer additional Fixed Account options in the future. We will credit a minimum annual interest rate of 3% to money you allocate to any of the Fixed Account Options. The Fixed Account Options may not be available in all states. In addition, Allstate may limit the availability of the Standard Fixed Account Option. Please consult with your representative for current information. The Fixed Account supports our insurance and annuity obligations. The Fixed Account consists of our general assets other than those in segregated asset accounts. We have sole discretion to invest the assets of the Fixed Account, subject to applicable law. Any money you allocate to the Fixed Account does not entitle you to share in the investment experience of the Fixed Account.

DOLLAR COST AVERAGING FIXED ACCOUNT OPTIONS
The Dollar Cost Averaging Fixed Account Options are two of the investment alternatives that you can use to establish a Dollar Cost Averaging Program, as described on page 17. These options allow you to allocate purchase payments to the Fixed Account either for up to 6 months (the "6 MONTH DOLLAR COST AVERAGING OPTION") or for up to 12 months (the "12 MONTH DOLLAR COST AVERAGING OPTION"). Your purchase payments will earn interest for the period you select at the current rates in effect at the time of allocation. Rates may differ from those available for the Standard Fixed Account Option described below.

You must transfer all of your money out of the 6 or 12 Month Dollar Cost Averaging Options to other investment alternatives in equal installments. The first transfer from the 6 or 12 Month Dollar Cost Averaging Option will be made the next business day after we establish your Dollar Cost Averaging Option. At the end of the applicable 6 or 12 month period, we will transfer any remaining amounts in the 6 or 12 Month Dollar Cost Averaging Options to the Putnam Money Market Variable Sub-Account unless you request a different investment alternative. Transfers out of the 6 or 12 Month Dollar Cost Averaging Options do not count towards the 12 transfers you can make without paying a transfer fee.

You may not transfer money from other investment alternatives to either the 6 or 12 Month Dollar Cost Averaging Options. You may not use the Automatic Additions Program to make purchase payments into the 6 or 12 Month Dollar Cost Averaging Options.

The 6 or 12 Month Dollar Cost Averaging Options may not be available in your state. Please check with your representative for availability.

STANDARD FIXED ACCOUNT OPTION
Each purchase payment or transfer allocated to the Standard Fixed Account Option earns interest at the current rate in effect at the time of allocation. We guarantee that rate for a period of years we call GUARANTEE PERIODS. We are currently offering Guarantee Periods of 1 year in length. In the future we may offer Guarantee Periods of different lengths or stop offering some Guarantee Periods. You select a Guarantee Period for each purchase or transfer. After the initial Guarantee Period, we will guarantee a renewal rate.

We will credit interest daily at a rate that will compound over the year to the annual interest rate we guaranteed at the time of allocation.

INVESTMENT ALTERNATIVES: TRANSFERS
-------------------------------------------------------------------

TRANSFERS DURING THE ACCUMULATION PHASE
During the Accumulation Phase, you may transfer Contract Value among the investment alternatives. We do not permit transfers into any Dollar Cost Averaging Fixed Account Option. You may request transfers in writing on a form that we provided or by telephone according to the procedure described below.

You may make 12 transfers per Contract Year without charge. A transfer fee equal to 0.50% of the amount transferred applies to each transfer after the 12th transfer in any Contract Year.

The minimum amount that you may transfer from the Standard Fixed Account Option or a Variable Sub-Account is $100 or the total remaining balance in the Standard Fixed Account Option or the Variable Sub-Account, if less. These limitations do not apply to the 6-month or 12-month Dollar Cost Averaging Fixed Account Options.

The most you can transfer from the Standard Fixed Account Option during any Contract Year is the greater of (i) 30% of the Standard Fixed Account Option balance as of the last Contract Anniversary or (ii) the greatest dollar amount of any prior transfer from the Standard Fixed Account Option. This limitation does not apply to the Dollar Cost Averaging

                            16    - PROSPECTUS

Program. Also, if the interest rate on any renewed Guarantee Period is at least one percentage point less than the previous interest rate, you may transfer up to 100% of the monies receiving that reduced rate within 60 days of the notification of the interest rate decrease.

We will process transfer requests that we receive before 3:00 p.m. Central Time on any Valuation Date using the Accumulation Unit Values for that Date. We will process requests completed after 3:00 p.m. on any Valuation Date using the Accumulation Unit Values for the next Valuation Date. The Contract permits us to defer transfers from the Fixed Account Options for up to 6 months from the date we receive your request. If we decide to postpone transfers from any Fixed Account Option for 30 days or more, we will pay interest as required by applicable law. Any interest would be payable from the date we receive the transfer request to the date we make the transfer.

We reserve the right to waive any transfer restrictions.

TRANSFERS DURING THE PAYOUT PHASE
During the Payout Phase, you may make transfers among the Variable Sub-Accounts so as to change the relative weighting of the Variable Sub-Accounts on which your variable income payments will be based. You may make up to 12 transfers per Contract Year. You may not convert any portion of your fixed income payments into variable income payments. You may make transfers from the variable income payments to the fixed income payments to increase the proportion of your income payments consisting of fixed income payments. However, such transfers may not be made for six months after the Payout Start Date.

TELEPHONE TRANSFERS
You may make transfers by telephone by calling 1-800-390-1277. The cut off time for telephone transfer requests is 3:00 p.m. Central time. In the event that the New York Stock Exchange closes early, i.e., before 3:00 p.m. Central Time, or in the event that the Exchange closes early for a period of time but then reopens for trading on the same day, we will process telephone transfer requests as of the close of the Exchange on that particular day. We will not accept telephone requests received from you at any telephone number other than the number that appears in this paragraph or received after the close of trading on the Exchange. If you own the Contract with a joint Contract Owner, unless we receive contrary instructions, we will accept instructions from either you or the other Contract Owner.

We use procedures that we believe provide reasonable assurance that the telephone transfers are genuine. For example, we tape telephone conversations with persons purporting to authorize transfers and request identifying information. Accordingly, we disclaim any liability for losses resulting from allegedly unauthorized telephone transfers. However, if we do not take reasonable steps to help ensure that a telephone authorization is valid, we may be liable for such losses.

EXCESSIVE TRADING LIMITS
We reserve the right to limit transfers in any Contract Year, or to refuse any transfer request for a Contract Owner or certain Contract Owners, if:

- we believe, in our sole discretion, that excessive trading by such Contract Owner or Owners, or a specific transfer request or group of transfer requests, may have a detrimental effect on the Accumulation Unit Values of any Variable Sub-Account or the share prices of the corresponding Funds or would be to the disadvantage of other Contract Owners; or

- we are informed by one or more of the corresponding Funds that they intend to restrict the purchase or redemption of Fund shares because of excessive trading or because they believe that a specific transfer or group of transfers would have a detrimental effect on the prices of Fund shares.

We may apply the restrictions in any manner reasonably designed to prevent transfers that we consider disadvantageous to other Contract Owners.

DOLLAR COST AVERAGING PROGRAM
You may automatically transfer a set amount from any Variable Sub-Account or Fixed Account Option to any of the other Variable Sub-Accounts through our Dollar Cost Averaging Program. The Program is available only during the Accumulation Phase. Also see Dollar Cost Averaging Fixed Account Options on page 16.

We will not charge a transfer fee for transfers made under this Program, nor will such transfers count against the 12 transfers you can make each Contract Year without paying a transfer fee.

The theory of dollar cost averaging is that if purchases of equal dollar amounts are made at fluctuating prices, the aggregate average cost per unit will be less than the average of the unit prices on the same purchase dates. However, participation in this Program does not assure you of a greater profit from your purchases under the Program nor will it prevent or necessarily reduce losses in a declining market.

AUTOMATIC FUND REBALANCING PROGRAM
Once you have allocated your money among the Variable Sub-Accounts, the performance of each Sub-Account may cause a shift in the percentage you allocated to each Sub-Account. If you select our AUTOMATIC FUND REBALANCING PROGRAM, we will automatically rebalance the Contract Value

                            17    - PROSPECTUS
in each Variable Sub-Account and return it to the desired percentage allocations. Money you allocate to the Fixed Account will not be included in the rebalancing.

We will rebalance your account quarterly, semi-annually, or annually. We will measure these periods according to your instructions. We will transfer amounts among the Variable Sub-Accounts to achieve the percentage allocations you specify. You can change your allocations at any time by contacting us in writing or by telephone. The new allocation will be effective with the first rebalancing that occurs after we receive your written or telephone request. We are not responsible for rebalancing that occurs prior to receipt of proper notice of your request.

Example:

    Assume that you want your initial purchase payment split among 2 Variable Sub-Accounts. You want 40% to be in the Putnam Income Variable Sub-Account and 60% to be in the Putnam Global Growth Variable Sub-Account. Over the next 2 months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the Putnam Income Variable Sub-Account now represents 50% of your holdings because of its increase in value. If you choose to have your holdings rebalanced quarterly, on the first day of the next quarter we would sell some of your units in the Putnam Income Variable Sub-Account and use the money to buy more units in the Putnam Global Growth Variable Sub-Account so that the percentage allocations would again be 40% and 60% respectively.

The Automatic Fund Rebalancing Program is available only during the Accumulation Phase. The transfers made under the program do not count towards the 12 transfers you can make without paying a transfer fee, and are not subject to a transfer fee. We may sometimes refer to this Program as the "Putnam Automatic Rebalancing Program."

Fund rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Contract Value allocated to the better performing segments.

EXPENSES
-------------------------------------------------------------------

As a Contract Owner, you will bear, directly or indirectly, the charges and expenses described below.

CONTRACT MAINTENANCE CHARGE
During the Accumulation Phase, on each Contract Anniversary, we will deduct a $30 contract maintenance charge from your assets invested in the Putnam Money Market Variable Sub-Account. If there are insufficient assets in that Variable Sub-Account, we will deduct the charge proportionally from the other Variable Sub-Accounts. We also will deduct this charge if you withdraw your entire Contract Value, unless your Contract qualifies for a waiver. During the Payout Phase, we will deduct the charge proportionately from each income payment.

The charge is to compensate us for the cost of administering the Contracts and the Variable Account. Maintenance costs include expenses we incur in billing and collecting purchase payments; keeping records; processing death claims, cash withdrawals, and policy changes; proxy statements; calculating Accumulation Unit Values and income payments; and issuing reports to Contract Owners and regulatory agencies. We cannot increase the charge. We will waive this charge if:

- your total Contract Value is $50,000 or more on a Contract Anniversary or on the Payout Start Date, or

- all of your money is allocated to the Fixed Account Options on a Contract Anniversary or all income payments are fixed income payments.

We also reserve the right to waive this charge if you own more than one Contract and the Contracts meet certain minimum dollar amount requirements. In addition, we reserve the right to waive this charge for all Contracts.

MORTALITY AND EXPENSE RISK CHARGE
We deduct a mortality and expense risk charge daily at an annual rate of 1.25% of the average daily net assets you have invested in the Variable Sub-Accounts. The mortality and expense risk charge is for all the insurance benefits available with your Contract (including our guarantee of annuity rates and the death benefits), for certain expenses of the Contract, and for assuming the risk (expense risk) that the current charges will be sufficient in the future to cover the cost of administering the Contract. If the charges under the Contract are not sufficient, then Allstate will bear the loss. If you select the Enhanced Beneficiary Protection Option, the mortality and expense risk charge will include an additional 0.15% for the Option. If you select the Earnings Protection Death Benefit Option, the mortality and expense risk charge will include an additional 0.20% for the Option if, on the Rider Application Date, both the oldest Contract

                            18    - PROSPECTUS

Owner and Annuitant are age 65 or younger, and an additional 0.35% for the Option if, on the Rider Application Date, either the oldest Contract Owner or Annuitant is over age 65 and both are 75 or younger. We charge the additional fees for the Enhanced Beneficiary Protection Option and the Earnings Protection Death Benefit Option to compensate us for the additional risk that we accept by providing the Options.

Allstate reserves the right to raise the Enhanced Beneficiary Protection Option charge to up to 0.25%. Allstate reserves the right to raise the charge for the Earnings Protection Death Benefit Option to up to 0.30% if, on the Rider Application Date, the oldest Contract Owner and Annuitant are age 65 or younger on the Rider Application Date, and up to 0.50% if, on the Rider Application Date, either the oldest Contract Owner or Annuitant is over age 65 and both are 75 or younger. However, once the Enhanced Beneficiary Protection Option or the Earnings Protection Death Benefit Option is in effect, Allstate cannot change the fee that applies to your Contract for such Option, except upon a spousal continuation of the Contract, as described under "Death Benefit Payments."

We guarantee the mortality and expense risk charge and we cannot increase it. We assess the mortality and expense risk charge during both during the Accumulation Phase and the Payout Phase.

RETIREMENT INCOME GUARANTEE CHARGE
We impose a separate charge for each Retirement Income Guarantee Rider. The charges equal, on an annual basis, 0.05% of the income base for Retirement Income Guarantee Rider 1 and 0.30% of the income base for Retirement Income Guarantee Rider 2. We reserve the right to change the Rider fee. However, once we issue your Rider, we cannot change the Rider fee that applies to your Contract. The Rider 1 fee will never exceed 0.15% and the Rider 2 fee will never exceed 0.50%. See "Retirement Income Guarantee Riders" for details.

TRANSFER FEE
We impose a fee upon transfers in excess of 12 during any Contract Year. The fee is equal to 0.50% of the dollar amount transferred. We will not charge a transfer fee on transfers that are part of a Dollar Cost Averaging Program or Automatic Fund Rebalancing Program.

WITHDRAWAL CHARGE
We may assess a withdrawal charge of up to 7% of the purchase payment(s) you withdraw. The charge declines to 0% after 7 complete years from the date we received the purchase payment being withdrawn. A schedule showing how the charge declines appears on page 7, above. During each Contract Year, you can withdraw up to the greater of earnings not previously withdrawn, or 15% of your total purchase payments without paying the charge. Unused portions of this 15% "FREE WITHDRAWAL AMOUNT" are not carried forward to future Contract Years.

We will deduct withdrawal charges, if applicable, from the amount paid. For purposes of the withdrawal charge, we will treat withdrawals as coming from the oldest purchase payments first. We will not deduct a withdrawal charge when you have withdrawn all purchase payments. However, for federal income tax purposes, earnings are considered to come out first, which means you pay taxes on the earnings portion of your withdrawal.

We do not apply a withdrawal charge in the following situations:

- on the Payout Start Date (a withdrawal charge may apply if you elect to receive income payments for a specified period of less than 120 months);

- the death of the Contract Owner or Annuitant (unless the Settlement Value is used);

- withdrawals taken to satisfy IRS minimum distribution rules for the Contract;
  or

- withdrawals that qualify for one of the waivers described below.

We use the amounts obtained from the withdrawal charge to pay sales commissions and other promotional or distribution expenses associated with marketing the Contracts. To the extent that the withdrawal charge does not cover all sales commissions and other promotional or distribution expenses, we may use any of our corporate assets, including potential profit which may arise from the mortality and expense risk charge or any other charges or fee described above, to make up any difference.

Withdrawals also may be subject to tax penalties or income tax. You should consult your own tax counsel or other tax advisers regarding any withdrawals.

CONFINEMENT WAIVER. We will waive the withdrawal charge on any withdrawal taken prior to the Payout Start Date under your Contract if the following conditions are satisfied:

1. you or the Annuitant, if the Contract Owner is not a living individual, are first confined to a long term care facility or a hospital for at least 90 consecutive days. You or the Annuitant must enter the long term care facility or hospital at least 30 days after the Issue Date,

2. we receive your request for withdrawal and written proof of the stay no later than 90 days following the end of your or the Annuitant's stay at the long term care facility or hospital, and

                            19    - PROSPECTUS

3. a physician must have prescribed the stay and the stay must be medically necessary (as defined in the Contract).

TERMINAL ILLNESS WAIVER. We will waive the withdrawal charge on any withdrawal under your Contract taken prior to the Payout Start Date if:

1. you or the Annuitant, if the Contract Owner is not a living individual, are diagnosed by a physician as having a terminal illness (as defined in the Contract) at least 30 days after the Issue Date, and

2. you provide adequate proof of diagnosis to us before or at the time you request the withdrawal.

UNEMPLOYMENT WAIVER. We will waive the withdrawal charge on one partial or full withdrawal from your Contract prior to the Payout Start Date, if you meet the following requirements:

1. you or the Annuitant, if the Contract Owner is not a living individual, become unemployed at least one year after the Issue Date,

2. you or the Annuitant receive unemployment compensation (as defined in the Contract) for at least 30 days as a result of that unemployment, and

3. you or the Annuitant claim this benefit within 180 days of your or the Annuitant's initial receipt of unemployment compensation.

You may exercise this benefit once before the Payout Start Date.

Please refer to your Contract for more detailed information about the terms and conditions of these waivers.

The laws of your state may limit the availability of these waivers and may also change certain terms and/or benefits available under the waivers. You should consult your Contract for further details on these variations. Also, even if you do not need to pay our withdrawal charge because of these waivers, you still may be required to pay taxes or tax penalties on the amount withdrawn. You should consult your tax adviser to determine the effect of a withdrawal on your taxes.

PREMIUM TAXES
Some states and other governmental entities (e.g., municipalities) charge premium taxes or similar taxes. We are responsible for paying these taxes and will deduct them from your Contract Value. Some of these taxes are due when the Contract is issued, others are due when income payments begin or upon surrender. Our current practice is not to charge anyone for these taxes until income payments begin or when a total withdrawal occurs including payment upon death. We may some time in the future discontinue this practice and deduct premium taxes from the purchase payments. Premium taxes generally range from 0% to 4%, depending on the state.

At the Payout Start Date, we deduct the charge for premium taxes from each investment alternative in the proportion that the Contract Owner's value in the investment alternative bears to the total Contract Value.

OTHER EXPENSES
Each Fund deducts advisory fees and other expenses from its assets. You indirectly bear the charges and expenses of the Fund whose shares are held by the Variable Sub-Accounts. These fees and expenses are described in the accompanying prospectus for the Funds. For a summary of current estimates of those charges and expenses, see page 8 above. We may receive compensation from the Funds' investment adviser, distributor, or their affiliates for administrative services we provide to the Funds.

ACCESS TO YOUR MONEY
-------------------------------------------------------------------

You can withdraw some or all of your Contract Value at any time prior to the Payout Start Date. Withdrawals also are available under limited circumstances on or after the Payout Start Date. See "Income Plans" on page 21.

The amount payable upon withdrawal is the Contract Value next computed after we receive the request for a withdrawal at our home office, less any applicable withdrawal charges, income tax withholding, penalty tax, any applicable contract maintenance charge, any applicable Retirement Guarantee Rider fee, and any premium taxes. We will pay withdrawals from the Variable Account within 7 days of receipt of the request, subject to postponement in certain circumstances.

You can withdraw money from the Variable Account or the Fixed Account Options. To complete a partial withdrawal from the Variable Account, we will cancel Accumulation Units in an amount equal to the withdrawal and any applicable withdrawal charge and premium taxes.

You must name the investment alternative from which you are taking the withdrawal. If none is named, then the withdrawal request is incomplete and cannot be honored.

                            20    - PROSPECTUS

In general, you must withdraw at least $50 at a time. Withdrawals may be subject to income tax and a 10% penalty tax. If you request a total withdrawal, we may require that you return your Contract to us. Your Contract will terminate if you withdraw all of your Contract Value. We will, however, ask you to confirm your withdrawal request before terminating your Contract. If we terminate your Contract, we will distribute to you its Contract Value less withdrawal and other charges and taxes.

POSTPONEMENT OF PAYMENTS
We may postpone the payment of any amounts due from the Variable Account under the Contract if:

1. the New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the Exchange is otherwise restricted,

2. an emergency exists as defined by the SEC, or

3. the SEC permits delay for your protection. In addition, we may delay payments or transfers from the Fixed Account Options for up to 6 months or shorter period if required by law. If we delay payment or transfer for 30 days or more, we will pay interest as required by law.

SYSTEMATIC WITHDRAWAL PROGRAM
You may choose to receive systematic withdrawal payments on a monthly, quarterly, semi-annual, or annual basis at any time prior to the Payout Start Date. Please consult your sales representative or call us at 1-800-390-1277 for more information. Depending on fluctuations in the value of the Variable Sub-Accounts and the value of the Fixed Account Options, systematic withdrawals may reduce or even exhaust the Contract Value. Income taxes may apply to systematic withdrawals. Please consult your tax adviser before taking any withdrawal.

MINIMUM CONTRACT VALUE
If your request for a partial withdrawal would reduce the Contract Value to less than $1,000, we may treat it as a request to withdraw your entire Contract Value. Your Contract will terminate if you withdraw all of your Contract Value. We will, however, ask you to confirm your withdrawal request before terminating your Contract. If we terminate your Contract, we will distribute to you its Contract Value, less withdrawal and other charges and taxes.

INCOME PAYMENTS
-------------------------------------------------------------------

PAYOUT START DATE
The Payout Start Date is the day that we apply your Contract Value to an Income Plan. The Payout Start Date must be at least 30 days after the Issue Date. The anticipated Payout Start Date is the later of:

- the Annuitant's 99th birthday, or

- the 10th Contract Anniversary.

You may change the Payout Start Date at any time by notifying us in writing of the change at least 30 days before the scheduled Payout Start Date. Absent a change, we will use the Payout Start Date stated in your Contract.

INCOME PLANS
An "Income Plan" is a series of payments made on a scheduled basis to you or to another person designated by you. You may choose and change your choice of Income Plan until 30 days before the Payout Start Date. If you do not select an Income Plan, we will make income payments in accordance with Income Plan 1 with guaranteed payments for 10 years. Income payments to Beneficiaries may be subject to restrictions established by the Contract owner. After the Payout Start Date, and except as described below, you may not make withdrawals or change your choice of Income Plan.

Currently nine Income Plans are available. Income Plans provide:

- fixed income payments;

- variable income payments; or

- a combination of the two.

The nine Income Plans are:

INCOME PLAN 1 -- LIFE INCOME WITH GUARANTEED PAYMENTS. Under this plan, we make periodic income payments for at least as long as the Annuitant lives. If the oldest Annuitant is age 91 or older on the Payout Start Date, then periodic payments will be made for at least 5 years. If the Annuitant dies before we have made all of the selected number of guaranteed income payments, we will continue to pay the remainder of the guaranteed income payments as required by the Contract. In general, more guaranteed payments means that each payment will be smaller than it would have been with a shorter guarantee payment period.

INCOME PLAN 2 -- JOINT AND SURVIVOR LIFE INCOME WITH GUARANTEED PAYMENTS. Under this plan, we make periodic income payments for at least as long as either the Annuitant or the joint Annuitant, named at the time the plan was selected, is alive. If the oldest Annuitant is age 91 or older

                            21    - PROSPECTUS
on the Payout Start Date, then periodic payments will be made for at least 5 years. If both the Annuitant and joint Annuitant die before we have made all of the guaranteed income payments, we will continue to pay the remainder of the guaranteed income payments as required by the Contract. You may elect a reduced survivor plan of 50%, 66% or 75% of the payment amount. If you do not elect a reduced survivor amount, the payments will remain at 100%. If you elect a reduced survivor payment plan, the amount of each income payment initially will be higher, but a reduction will take effect at the later of 1) the death of an Annuitant; or 2 at the end of the guaranteed payment period.

INCOME PLAN 3 -- GUARANTEED PAYMENTS FOR A SPECIFIED PERIOD. Under this plan, we make periodic income payments for the period you have chosen. These payments do not depend on the Annuitant's life. Income payments for less than 120 months may be subject to a withdrawal charge. We will deduct the mortality and expense risk charge from the assets of the Variable Sub-Accounts supporting this Plan even though we may not bear any mortality risk. Income payments under Income Plan 3 are subject to the rules set forth in the Guaranteed Payment Plan section below.

INCOME PLAN 4 -- COMBINATION LIFE INCOME AND GUARANTEED PAYMENTS FOR A SPECIFIED PERIOD. Under this plan, we make periodic income payments under two separate coverages: a life annuity and a guaranteed payment annuity. A life annuity (one that does not contain any guaranteed payment period) provides income payments over the Annuitant's life. A guaranteed payment annuity provides income payments over a specified period. The guaranteed payment annuity portion of Income Plan 4 is subject to the rules set forth in the Guaranteed Payment Plan section below.

INCOME PLAN 5 -- COMBINATION JOINT AND SURVIVOR LIFE INCOME AND GUARANTEED PAYMENTS FOR A SPECIFIED PERIOD. Under this plan, we make periodic income payments under two separate coverages: a joint life and survivor annuity and a guaranteed payment annuity. A joint life and survivor annuity (one that does not contain any guaranteed payment period) provides income payments for at least as long as either the Annuitant or joint Annuitant is alive. A guaranteed payment annuity provides income payments over a specified period, and is subject to the rules set forth in the Guaranteed Payment Plan section below. On the life coverage, you may elect a reduced survivor plan of 50%, 66% or 75% of the payment amount. If you do not elect a reduced survivor amount, the payments will remain at 100%. If you elect a reduced survivor payment plan, the payments initially will be larger, but a reduction will take effect at the death of an Annuitant.

INCOME PLAN 6 -- LIFE INCOME WITH CASH REFUND. Under this plan, we make periodic income payments until the death of the Annuitant. If the death of the Annuitant occurs before the total amount applied to an Income Plan is paid out, we will pay a lump sum payment of the remaining amount. Payments under this plan are available only as fixed income payments.

INCOME PLAN 7 -- JOINT LIFE INCOME WITH CASH REFUND. Under this plan, we make periodic income payments until the deaths of both the Annuitant and joint Annuitant. If the deaths of both the Annuitant and joint Annuitant occur before the total amount applied to an Income Plan is paid out, we will pay a lump sum payment of the remaining amount. Currently, a reduced survivor plan is not available. Payments under this plan are available only as fixed income payments.

INCOME PLAN 8 -- LIFE INCOME WITH INSTALLMENT REFUND. Under this plan, we make periodic income payments until the later of (1) the death of the Annuitant, or
(2) the total amount paid out under the annuity is equal to the total amount applied to the Income Plan. If the death of the Annuitant occurs before the total amount applied to an Income Plan is paid out, we will continue to make payments in the same manner until any remaining payments are paid out. Payments under this plan are available only as fixed income payments.

INCOME PLAN 9 -- JOINT LIFE INCOME WITH INSTALLMENT REFUND. Under this plan, we make periodic income payments until the later of (1) the deaths of both the Annuitant and joint Annuitant, or (2) the total amount paid out under the annuity is equal to the total amount applied to the Income Plan. If the deaths of both the Annuitant and joint Annuitant occur before the total amount applied to an Income Plan is paid out, we will continue to make payments in the same manner until any remaining payments are paid out. Currently, a reduced survivor plan is not available. Payments under this plan are available only as fixed income payments.

If you choose an Income Plan with payments that continue for the life of the Annuitant or joint Annuitant, we may require proof of age and sex of the Annuitant or joint Annuitant before starting income payments, and proof that the Annuitant or joint Annuitant are alive before we make each payment. Please note that under Income Plans 1 and 2, and the life annuity and joint life and survivor annuity portion of Income Plans 4 and 5, respectively, if you elect to take no minimum guaranteed payments, it is possible that the payee could receive only one income payment if the Annuitant or any joint Annuitant both die before the second income payment, or only two income payments if they die before the third income payment, and so on.

GUARANTEED PAYMENT PLANS. For Income Plan 3 and the guaranteed payment annuity portion of Income Plans 4 and 5 ("GUARANTEED PAYMENT PLANS"):

- The minimum payment period you may choose is 5 years.

                            22    - PROSPECTUS

- If the oldest Annuitant is under age 70, you may choose a period up to age 100 subject to a maximum of 50 years.

- If the oldest Annuitant is age 70 or over, you may choose a period up to a maximum of 30 years.

In general, the longer the guarantee period you select, the smaller each payment will be.

You may make withdrawals from a guaranteed payment plan after the Payout Start Date. You may terminate all or part of the income payments at any time and receive a lump sum equal to their present value as of the close of the Valuation Date (see Valuation Date above) on which we receive your request. To determine the present value of any remaining variable income payments being withdrawn, we use a discount rate equal to the assumed annual investment rate that we use to compute such variable income payments. To determine the present value of any fixed income payments being withdrawn, we discount each payment using our currently applicable interest rates. The minimum amount you may withdraw under this feature is $1,000. A withdrawal charge may apply. You may not make any withdrawals after the Payout Start Date on the life annuity portion of Income Plans 4 and 5.

During the guaranteed payment period, you may request to modify the length of the payment period. Currently, we allow you to make this change once each 365-day period. We reserve the right to change this practice at any time without prior notice. If you elect to change the length of the payment period, the new payment period must be within the original maximum and minimum period you would have been permitted to select on your original Payout Start Date. We may apply a withdrawal charge.

If you change the length of your guaranteed payment period, we will compute the present value of your remaining payments, using the same assumptions we would use if you were terminating the guaranteed payment plan, as described above. Then we adjust the size of the remaining guaranteed payments to equal what that value would support based on those same assumptions and based on the revised guarantee period. A shorter guarantee period will generally mean that each payment is larger, while a longer guarantee period will generally mean that each payment is smaller.

Under guaranteed payment plans, we currently allow you to change the frequency of your payments. Any change in the frequency of payments takes effect on the next payment date.

Changes to either the frequency of payments or length of a guaranteed payment plan will result in a change to the payment amount and may change the amount of each payment that is taxable to you.

ADDITIONAL INFORMATION. We may make other Income Plans available. You may obtain information about them by writing or calling us.

You must apply at least the Contract Value in the Fixed Account on the Payout Start Date to fixed income payments. If you wish to apply any portion of your Fixed Account balance to provide variable income payments, you should plan ahead and transfer that amount to the Variable Sub-Accounts prior to the Payout Start Date. If you do not tell us how to allocate your Contract Value among fixed and variable income payments, we will apply your Contract Value in the Variable Account to variable income payments and your Contract Value in the Fixed Account to fixed income payments.

We will apply your Contract Value, less applicable taxes, to your Income Plan on the Payout Start Date. We can make income payments in monthly, quarterly, semi-annual or annual installments, as you select. If the Contract Owner has not made any purchase payments for at least 2 years preceding the Payout Start Date, and the Contract Value is less than $2,000, or not enough to provide an initial payment of at least $20, and state law permits, we may:

- terminate the Contract and pay you the Contract Value, less any applicable taxes, in a lump sum instead of the periodic payments you have chosen, or

- reduce the frequency of your payments so that each payment will be at least
  $20.

VARIABLE INCOME PAYMENTS
The amount of your variable income payments depends upon the investment results of the Variable Sub-Accounts you select, the premium taxes you pay, the age and sex of the Annuitant, and the Income Plan you choose. We guarantee that the payments will not be affected by (a) actual mortality experience or (b) the amount of our administration expenses.

We cannot predict the total amount of your variable income payments. The total amount of your variable income payments may be more or less than your total purchase payments because (a) variable income payments vary with the investment results of the underlying Funds; and (b) under some of the income plans, we make income payments only so long as an annuitant is alive or any applicable guarantee payment period has not yet expired.

In calculating the amount of the periodic payments in the annuity tables in the Contract, we used an assumed investment rate ("AIR", also known as benchmark rate) of 3%. Currently, you may choose either a 6%, 5%, or 3% AIR per year. The 6% AIR may not be available in all states (check with your representative for availability). Currently, if you do not choose one, the 5% AIR will automatically apply. We reserve the right to offer other assumed investment rates.

                            23    - PROSPECTUS

If the actual net investment return of the Variable Sub-Accounts you choose is less than this AIR, then the dollar amount of your variable income payments will decrease. The dollar amount of your variable income payments will increase, however, if the actual net investment return exceeds the AIR. The dollar amount of the variable income payments stays level if the net investment return equals the AIR. With a higher AIR, your initial income payment will be larger than with a lower AIR. While income payments continue to be made, however, this disparity will become smaller and, if the payments have continued long enough, each payment will be smaller than if you had initially chosen a lower AIR. Please refer to the Statement of Additional Information for more detailed information as to how we determine variable income payments.

You may elect a variable income payment stream consisting of level monthly payments. If you elect level monthly payments, the payments must be recalculated annually. You may elect level monthly payments at or before your Payout Start Date. You cannot elect any fixed income payments while variable level monthly payments are being made. We will determine the amount of each annual payment as described above, place this amount in our general account, and distribute it in level monthly payments. The sum of the level payments will exceed the annual calculated amount because of an interest rate factor we use, which may vary from year to year but will not be less than 2.0% per year. We do not allow withdrawals of the annual amount unless you make a full or partial withdrawal request of the value of the remaining payments under a guaranteed payment plan. If the Annuitant dies during the period of level monthly payments, any life contingencies you chose will be the same as under the income plan you chose. For example, if your income plan contains a life only payment plan and the Annuitant dies during the year, the beneficiary is not entitled to the remaining levelized monthly payments for that year.

FIXED INCOME PAYMENTS
We guarantee income payment amounts derived from any Fixed Account Option for the duration of the Income Plan. We calculate the fixed income payments by:

1. deducting any applicable premium tax; and

2. applying the resulting amount to the greater of (a) the appropriate value from the income payment table in your Contract or (b) such other value as we are offering at that time.

We may defer making fixed income payments for a period of up to 6 months or whatever shorter time state law may require. If we defer payments for 30 days or more, we will pay interest as required by law from the date we receive the withdrawal request to the date we make payment.

RETIREMENT INCOME GUARANTEE RIDERS
You may have the option to add to your Contract one of two Retirement Income Guarantee Riders (RIDER 1 or RIDER 2). Currently, the Option is available for Contract Owners and Annuitants who are age 75 or younger on the Rider Application Date. Each Rider guarantees a minimum dollar amount (we call the "GUARANTEED INCOME BENEFIT") to be applied to an Income Plan. You may exercise this benefit up to your latest Payout Start Date. The Riders may not be available in all states.

ELIGIBILITY. To qualify for this benefit, you must meet the following conditions as of the Payout Start Date:

- You must elect a Payout Start Date that is on or after the 10th anniversary of the date we issued the Rider (the "RIDER DATE");

- The Payout Start Date must occur during the 30 day period following a Contract Anniversary;

- You must elect to receive fixed income payments (calculated using the appropriate Income Payment Table provided in your Contract); and

- The Income Plan you have selected must provide for payments guaranteed for either a single life or joint lives with a specified period of at least:

    - 10 years, if the youngest Annuitant's age is 80 or less on the date the amount is applied, or

    - 5 years, if the youngest Annuitant's age is greater than 80 on the date the amount is applied.

RETIREMENT INCOME GUARANTEE RIDER 1. This Rider guarantees that the amount you apply to an Income Plan will not be less than the total of your purchase payments less any withdrawals and any applicable taxes.

The current charge for this Rider, on an annual basis, is 0.05% multiplied by the Income Base in effect on each Contract Anniversary. We deduct the fee only from your assets in the Variable Sub-Account(s). In the case of a full withdrawal of the Contract Value on any date other than the Contract Anniversary, we will deduct from the amount paid upon withdrawal a Rider fee equal to 0.05% multiplied by the Income Base immediately prior to the withdrawal pro rated to reflect the number of months the Rider was in effect during the current Contract Year.

We calculate the Income Base that we use to determine the value of the guaranteed income benefit as follows:

1. On the Rider Date, the Income Base is equal to the Contract Value.

2. After the Rider Date, we recalculate the Income Base when a purchase payment or withdrawal is made as follows:

                            24    - PROSPECTUS

    (a) For purchase payments, the Income Base is equal to the most recently calculated Income Base plus the purchase payment.

    (b) For withdrawals, the Income Base is equal to the most recently calculated Income Base reduced by a withdrawal adjustment, described below.

In the absence of any withdrawals or purchase payments, the Income Base will be equal to the Contract Value as of the Rider Date.

The withdrawal adjustment is equal to (1) divided by (2), with the result multiplied by (3), where:

    (1)   =   the withdrawal amount,
    (2)   =   the Contract Value immediately prior
              to the withdrawal, and
    (3)   =   the most recently calculated Income
              Base.

See Appendix B for an example of how the withdrawal adjustment applies.

The guaranteed income benefit amount is determined by applying the Income Base, less any applicable taxes, to the guaranteed rates for the Income Plan that you select. On the Payout Start Date, the income payment will be the greater of (i) the income payment produced by the guaranteed income benefit and (ii) the income payment provided in the fixed amount income payment provision of the Contract.

The guaranteed income benefit will only apply if you elect to receive fixed income payments. If, however, you apply the Contract Value and not the guaranteed income benefit to the Income Plan, then you may select any Income Plan we offer at that time. If you expect to apply your Contract Value to variable income payment options or to current annuity payment rates then in effect, electing the Retirement Income Guarantee Rider 1 may not be appropriate.

RETIREMENT INCOME GUARANTEE RIDER 2. This Rider guarantees that the amount you apply to an Income Plan will not be less than the greater of Income Base A or Income Base B described below.

The current annual charge for this Rider is 0.30% multiplied by the Income Base in effect on each Contract Anniversary. We deduct the fee only from the Variable Sub-Account(s) on a pro-rata basis. For the initial Contract Anniversary after the Rider Date, the Rider Fee is equal to the number of full remaining months from the Rider Date to the Contract Anniversary divided by twelve times .30% with the result multiplied by the Income Base in effect on the Contract Anniversary. In the case of a full withdrawal of the Contract Value on any date other than the Contract Anniversary, we will deduct from the amount paid upon withdrawal a Rider fee equal to 0.30% multiplied by the Income Base immediately prior to the withdrawal pro rated to reflect the number of full months the Rider was in effect during the current Contract Year. The Rider Fee will not be deducted during the Payout Phase.

The Income Base is the greater of Income Base A and Income Base B. We determine each Income Base as follows:

INCOME BASE A. On the Rider Date, Income Base A is equal to the Contract Value. After the Rider Date, we recalculate Income Base A as follows on the Contract Anniversary and when a purchase payment or withdrawal is made:

1. For purchase payments, Income Base A is equal to the most recently calculated Income Base plus the purchase payment.

2. For withdrawals, Income Base A is equal to the most recently calculated Income Base reduced by a withdrawal adjustment.

3. On each Contract Anniversary, Income Base A is equal to the greater of the Contract Value on that date or the most recently calculated Income Base A.

In the absence of any withdrawals or purchase payments, Income Base A will be equal to the greatest Contract Value as of the Rider Date and all Contract Anniversary Contract Values between the Rider Date and the Payout Start Date. We will recalculate Income Base A for purchase payments, for withdrawals and on Contract Anniversaries until the first Contract Anniversary after the 85th birthday of the oldest Contract Owner or, if no Contract Owner is a living individual, the oldest Annuitant. After that date, we will recalculate Income Base A for purchase payments and withdrawals.

INCOME BASE B. On the Rider Date, Income Base B is equal to the Contract Value. After the Rider Date, Income Base B, plus any subsequent purchase payments and less a withdrawal adjustment for any subsequent withdrawals, will accumulate daily at a rate equal to 5% per year until the first day of the month following the oldest Contract Owner's or, if the Contract Owner is not a living individual, the Annuitant's 85th birthday.

For purposes of computing Income Base A or B, the withdrawal adjustment is equal to (1) divided by (2), with the result multiplied by (3), where:

    (1)   =   withdrawal amount,
    (2)   =   the Contract Value immediately prior
              to the withdrawal, and
    (3)   =   the most recently calculated Income
              Base.

See Appendix B for an example of how the withdrawal adjustment applies.

The guaranteed income benefit will only apply if you elect to receive fixed income payments. If, however, you apply the

                            25    - PROSPECTUS

Contract Value and not the guaranteed income benefit to the Income Plan, then you may select any Income Plan we offer at that time. If you expect to apply your Contract Value to variable income payment options or to current annuity payment rates then in effect, electing the Retirement Income Guarantee Rider 2 may not be appropriate. We determine the guaranteed income benefit amount by applying the Income Base, less any applicable taxes, to the guaranteed rates for the Income Plan that you select. On the Payout Start Date, the income payment will be the greater of (i) the income payment provided by the guaranteed income benefit or (ii) the income payment provided in the fixed amount income payment provision of the Contract.

CERTAIN EMPLOYEE BENEFIT PLANS
The Contracts offered by this prospectus contain income payment tables that provide for different payments to men and women of the same age, except in states that require unisex tables. We reserve the right to use income payment tables that do not distinguish on the basis of sex to the extent permitted by applicable law. In certain employment-related situations, employers are required by law to use the same income payment tables for men and women. Accordingly, if the Contract is to be used in connection with an employment-related retirement or benefit plan and we do not offer unisex annuity tables in your state, you should consult with legal counsel as to whether the purchase of a Contract is appropriate.

DEATH BENEFITS
-------------------------------------------------------------------

We will pay a death benefit if, prior to the Payout Start Date:

1. any Contract Owner dies, or

2. the Annuitant dies.

We will pay the death benefit to the new Contract Owner who is determined immediately after the death. The new Contract Owner would be a surviving Contract Owner or, if none, the Beneficiary. In the case of the death of the Annuitant, we will pay the death benefit to the current Contract Owner.

DEATH BENEFIT AMOUNT
Prior to the Payout Start Date, the death benefit is equal to the greatest of the following death benefit alternatives:

1. the Contract Value as of the date we determine the death benefit, or

2. the sum of all purchase payments less withdrawals, or

3. the most recent MAXIMUM ANNIVERSARY VALUE prior to the date we determine the death benefit (see "Maximum Anniversary Value" below).

We will determine the value of the death benefit as of the end of the Valuation Date on which we receive a complete request for payment of the death benefit. If we receive a request after 3 p.m. Central Time on a Valuation Date, we will process the request as of the end of the following Valuation Date. A request for payment of the death benefit must include DUE PROOF OF DEATH. We will accept the following documentation as "Due Proof of Death":

- a certified copy of a death certificate,

- a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or

- other documentation as we may accept in our sole discretion.

MAXIMUM ANNIVERSARY VALUE. On the Issue Date, the Maximum Anniversary Value is equal to the initial purchase payment. After the Issue Date, we recalculate the Maximum Anniversary Value when a purchase payment or withdrawal is made or on a Contract Anniversary as follows:

1. For purchase payments, the Maximum Anniversary Value is equal to the most recently calculated Maximum Anniversary Value plus the purchase payment.

2. For withdrawals, the Maximum Anniversary Value is equal to the most recently calculated Maximum Anniversary Value reduced by a withdrawal adjustment, as defined below.

3. On each Contract Anniversary, the Maximum Anniversary Value is equal to the greater of the Contract Value or the most recently calculated Maximum Anniversary Value.

In the absence of any withdrawals or purchase payments, the Maximum Anniversary Value will be the greatest of all Contract Anniversary Contract Values on or prior to the date we calculate the death benefit.

We will recalculate the Maximum Anniversary Value until the first Contract Anniversary after the 80th birthday of the oldest Contract Owner or, if no Contract Owner is a living individual, the Annuitant. After that date, we will recalculate the Maximum Anniversary Value only for purchase payments and withdrawals. The Maximum Anniversary Value will never be greater than the maximum death benefit allowed by any applicable state non-forfeiture laws.

WITHDRAWAL ADJUSTMENT. The withdrawal adjustment reduces the Maximum Anniversary Value and the death benefit under the Enhanced Beneficiary Protection Option,

                            26    - PROSPECTUS
described below, by the same proportion as the withdrawal reduces the Contract Value. The withdrawal adjustment is equal to (1) divided by (2), with the result multiplied by (3), where:

    (1)   =   the withdrawal amount,
    (2)   =   the Contract Value immediately prior
              to the withdrawal, and
    (3)   =   the value of the applicable death
              benefit alternative immediately prior
              to the withdrawal.

See Appendix A for an example of a withdrawal adjustment.

EARNINGS PROTECTION DEATH BENEFIT OPTION
If the oldest Contract Owner and Annuitant are age 75 or younger as of the Rider Application Date, you may elect the Earnings Protection Death Benefit Option. You may elect the Earnings Protection Death Benefit Option alone or together with any other death and/or income benefit option offered under the Contract. We will issue a rider to your Contract if you elect the Earnings Protection Death Benefit Option. The Earnings Protection Death Benefit Option may not be available in all states. We may discontinue the offering of this Option at any time. The Earnings Protection Death Benefit Option and the daily charge for the Option will terminate upon the change of Contract Owner or Annuitant for reasons other than death.

Under the Earnings Protection Death Benefit Option, if the oldest Contract Owner and Annuitant are age 65 or younger on the Rider Application Date, the death benefit is increased by:

- the lesser of 100% of In-Force Premium excluding purchase payments made in the twelve month period immediately preceding the death of the Contract Owner of annuitant, or 40% of In-Force Earnings.

If the oldest Contract Owner of Annuitant is over age 65 and both are age 75 or younger on the Rider Application Date, the death benefit is increased by:

- the lesser of 50% of In-Force Premium excluding purchase payments made in the twelve month period immediately preceding the death of the Contract Owner or Annuitant, or 25% of In-Force Earnings.

For the purpose of calculating the Earnings Protection Death Benefit, the following definitions apply:

IN-FORCE PREMIUM equals the Contract Value on the date the Earnings Protection Death Benefit Option is made a part of the Contract ("RIDER DATE") plus all purchase payments after the Rider Date less the sum of all Excess-of-Earnings Withdrawals after the Rider Date. If the Rider Date is the same as the Issue Date, then the Contract Value on the Rider Date is equal to your initial purchase payment.

IN-FORCE EARNINGS equals the Contract Value minus the In-Force Premium. The In-Force Earnings amount will never be less than zero.

An EXCESS-OF-EARNINGS WITHDRAWAL is the amount of a withdrawal in excess of the In-Force Earnings in the Contract immediately prior to the withdrawal.

We will calculate the Earnings Protection Death Benefit Option as of the date we receive Due Proof of Death. We will pay the Earnings Protection Death Benefit with the death benefit as described under "Death Benefit Payments" below.

The value of the Earnings Protection Death Benefit depends largely on the amount of earnings that accumulate under your Contract. If you expect to withdraw the earnings from your Contract Value, electing the Earnings Protection Death Benefit Option may not be appropriate. For purposes of calculating the Earnings Protection Death Benefit, earnings are considered to be withdrawn first before purchase payments. Your representative can help you decide if the Earnings Protection Death Benefit Option is right for you.

For examples of how the death benefit is calculated under the Earnings Protection Death Benefit Option, see Appendix C.

ENHANCED BENEFICIARY PROTECTION OPTION
The Enhanced Beneficiary Protection Option is an optional benefit that you may elect. Currently, the option is available for Contract Owners and Annuitants who are age 75 or younger on the Rider Application Date. If you elect the Option, the death benefit will be the greater of the death benefit alternatives
(1) through (3) listed above, or (4) the Enhanced Beneficiary Protection Option. The Enhanced Beneficiary Protection Option may not be available in all states.

We will issue a rider to your Contract if you elect the Option. The Enhanced Beneficiary Protection Option on the date we issue the Contract rider ("RIDER DATE") is equal to the Contract Value on that date. After the Rider Date, the Enhanced Beneficiary Protection Option, plus any subsequent payments and less a withdrawal adjustment (computed as described above), will accumulate daily at the rate of 5% per year until the earlier of:

1. the date we determine the death benefit, or

2. the first Contract Anniversary following the 80th birthday of the oldest Contract Owner or, if no Contract Owner is a living individual, the 80th birthday of the oldest Annuitant.

                            27    - PROSPECTUS

We will determine the death benefit under the Enhanced Beneficiary Protection Option in the same manner as described under "Death Benefit Amount."

DEATH BENEFIT PAYMENTS
DEATH OF CONTRACT OWNER. Subject to any restrictions previously placed upon any Beneficiary, within 180 days of the date of your death, the new Contract Owner may elect to:

1. receive the death benefit in a lump sum, or

2. apply an amount equal to the death benefit to one of the available Income Plans described above. The Payout Start Date must be within one year of the date of your death. Income payments must be:

    (a) over the life of the new Contract Owner,

    (b) for a guaranteed number of payments not to exceed the life expectancy of the new Contract Owner, or

    (c) over the life of new Contract Owner with a guaranteed number of payments not to exceed the life expectancy of the new Contract Owner.

Otherwise, the new Contract Owner will receive the SETTLEMENT VALUE. The "Settlement Value" is the Contract Value, less any applicable withdrawal charge, taxes and contract maintenance charge. The new Contract Owner may make a single withdrawal of any amount within one year of the date of death without incurring a withdrawal charge. We will calculate the Settlement Value as of the end of the Valuation Date coinciding with the requested distribution date for payment or on the mandatory distribution date of 5 years after the date of your death, whichever is earlier. If we receive a request after 3 p.m. Central Time on a Valuation Date, we will process the request as of the end of the following Valuation Date. We reserve the right to waive the 180 day limit on a non-discriminatory basis.

In any event, the entire value of the Contract must be distributed within 5 years after the date of death unless an Income Plan is elected or a surviving spouse continues the Contract in accordance with the provisions described below.

If the sole new Contract Owner is your spouse, then he or she may elect one of the options listed above or may continue the Contract in the Accumulation Phase as if the death had not occurred. On the date the Contract is continued, the Contract Value will equal the amount of the death benefit as determined as of the Valuation Date on which we received Due Proof of Death (the next Valuation Date if we receive Due Proof of Death after 3 p.m. Central Time). Unless otherwise instructed by the continuing spouse, the excess, if any, of the death benefit amount over the Contract Value will be allocated to the Variable Sub-Accounts. This excess will be allocated in proportion to your Contract Value in the investment alternatives on the Valuation Date that we receive Due Proof of Death, except that any portion of this excess attributable to the Fixed Account Options will be allocated to the Money Market Fund Variable Sub-Account. Within 30 days of the date the Contract is continued, your surviving spouse may choose one of the following transfer alternatives without incurring a transfer fee:

- Transfer all or a portion of the excess among the Variable Sub-Accounts;

- Transfer all or a portion of the excess into the Standard Fixed Account and begin a new Guarantee Period; or

- Transfer all or a portion of the excess into a combination of Variable Sub-Accounts or the Standard Fixed Account.

Any such transfer does not count as one of the free transfers allowed each Contract Year and is subject to any minimum allocation amount specified in your Contract.

The Contract may only be continued once. If the surviving spouse continues the Contract in the Accumulation Phase, the surviving spouse may make a single withdrawal of any amount within 1 year of the date of death without incurring a withdrawal charge. Prior to the Payout Start Date, the death benefit of the continued Contract will be the greater of:

- the sum of all purchase payments less any withdrawals; or

- the Contract Value on the date we determine the death benefit; or

- the Maximum Anniversary Value as defined in the "Death Benefit Amount" section, with the following changes:

    - "Issue Date" is replaced by the date the Contract is continued,

    - "initial purchase payment" is replaced with the death benefit as described at the end of the Valuation Period during which we received Due Proof of Death.

If you elected the Earnings Protection Death Benefit Option, and your spouse continues the Contract as described above, the Earnings Protection Death Benefit Option and the daily charge for the Option will terminate if the oldest new Contract Owner and Annuitant are over age 75 on the date the Contract is continued, or if the new Contract Owner elects to terminate the Option. If the Earnings Protection Death Benefit Option is not terminated, on the date the Contract is continued, the Rider Date for this Option will be reset to the date the Contract is continued (new "Rider Date"). The age of the oldest Contract Owner and Annuitant on the new Rider Date will be used to determine the Earnings Protection Death Benefit after the new Rider Date. Also, the age of the oldest Contract Owner and Annuitant on the new Rider Date will be used to determine the mortality

                            28    - PROSPECTUS
and expense risk charge for the Option after the new Rider Date. For an example of spousal continuation of the Contract with the Earnings Protection Death Benefit Option, see Appendix C.

For Contracts with the optional Enhanced Beneficiary Protection Option:

- the Enhanced Beneficiary Protection value as defined in the Rider, with the following changes:

    - "Rider Date" is replaced by the date the Contract is continued,

    - "Contract Value" is replaced with the death benefit as described at the end of the Valuation Period during which we received Due Proof of Death.

If the new Contract Owner is a corporation, trust, or other non-natural person, then the new Contract Owner may elect, within 180 days of your death, to receive the death benefit in a lump sum or may elect to receive the Settlement Value in a lump sum within 5 years of death. We reserve the right to waive the 180 day limit on a non-discriminatory basis.

DEATH OF ANNUITANT. If the Annuitant who is not also the Contract Owner dies prior to the Payout Start Date, the Contract Owner must elect one of the applicable options described below.

If the Contract Owner is a natural person, the Contract Owner may elect to continue the Contract as if the death had not occurred, or, if we receive Due Proof of Death within 180 days of the date of the Annuitant's death, the Contract Owner may choose to:

1. receive the death benefit in a lump sum; or

2. apply the death benefit to an Income Plan that must begin within 1 year of the date of death.

If the Contract Owner elects to continue the Contract or to apply the death benefit to an Income Plan, the new Annuitant will be the youngest Contract Owner, unless the Contract Owner names a different Annuitant.

The Earnings Protection Death Benefit Option will terminate upon the death of the Annuitant unless you continue the Contract as described above. If the Contract is continued, then this Option will continue with the original Rider Date, the original rates for calculating the Earnings Protection Death Benefit, and the original mortality and expense risk charge.

If the oldest Contract Owner or Annutant was over age 65 on the Rider Application Date and you continue the Contract, you will continue with the higher mortality and expense risk charge for the Option and lower Earnings Protection Death Benefit associated with those ages. Therefore, it may not be to your advantage to continue the Contract with the Option if the Contract Owner and new Annuitant are younger than age 66. Your representative can help you decide whether to select the Option and/or continue the Contract with this Option. For an example of spousal continuation of the Contract with the Earnings Protection Death Benefit Option, see Appendix C.

If the Contract Owner is a non-natural person, the non-natural Contract Owner may elect, within 180 days of the Annuitant's date of death, to receive the death benefit in a lump sum or may elect to receive the Settlement Value payable in a lump sum within 5 years of the Annuitant's date of death. If the non-natural Contract Owner does not make one of the above described elections, the Settlement Value must be withdrawn by the non-natural Contract Owner on or before the mandatory distribution date 5 years after the Annuitant's death. We reserve the right to waive the 180 day limit on a non-discriminatory basis.

MORE INFORMATION
-------------------------------------------------------------------

ALLSTATE
Allstate is the issuer of the Contract. Allstate is an Illinois stock life insurance company organized in 1957.

Allstate is licensed to operate in the District of Columbia, Puerto Rico, and all states except New York. We intend to offer the Contract in those jurisdictions in which we are licensed. Our home office is located at 3100 Sanders Road, Northbrook, Illinois, 60062.

Allstate is a wholly owned subsidiary of Allstate Insurance Company, a stock property-liability insurance company incorporated under the laws of Illinois. All of the outstanding capital stock of Allstate Insurance Company is owned by The Allstate Corporation.

Independent rating agencies regularly evaluate life insurers' claims-paying ability, quality of investments, and overall stability. A.M. Best Company assigns an A+ (Superior), Standard & Poor's assigns an AA+ (Very Strong) financial strength rating and Moody's Investors Service assigns an Aa2 (Excellent) financial strength rating to Allstate. These ratings do not reflect the investment performance of the Variable Account. We may from time to time advertise these ratings in our sales literature.

                            29    - PROSPECTUS

VARIABLE ACCOUNT
Allstate established the Allstate Life Insurance Company Separate Account A on January 27, 1999. We have registered the Variable Account with the SEC as a unit investment trust. The SEC does not supervise the management of the Variable Account or Allstate.

We own the assets of the Variable Account. The Variable Account is a segregated asset account under Illinois law. That means we account for the Variable Account's income, gains and losses separately from the results of our other operations. It also means that only the assets of the Variable Account that are in excess of the reserves and other Contract liabilities with respect to the Variable Account are subject to liabilities relating to our other operations. Our obligations arising under the Contracts are general corporate obligations of Allstate.

The Variable Account consists of 27 Variable Sub-Accounts, each of which invests in a corresponding Fund. We may add new Variable Sub-Accounts or eliminate one or more of them, if we believe marketing, tax, or investment conditions so warrant. We do not guarantee the investment performance of the Variable Account, its Sub-Accounts or the Funds. We may use the Variable Account to fund our other annuity contracts. We will account separately for each type of annuity contract funded by the Variable Account.

THE FUNDS
DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. We automatically reinvest all dividends and capital gains distributions from the Funds in shares of the distributing Funds at their net asset value.

VOTING PRIVILEGES. As a general matter, you do not have a direct right to vote the shares of the Funds held by the Variable Sub-Accounts to which you have allocated your Contract Value. Under current law, however, you are entitled to give us instructions on how to vote those shares on certain matters. Based on our present view of the law, we will vote the shares of the Funds that we hold directly or indirectly through the Variable Account in accordance with instructions that we receive from Contract Owners entitled to give such instructions.

As a general rule, before the Payout Start Date, the Contract Owner or anyone with a voting interest is the person entitled to give voting instructions. The number of shares that a person has a right to instruct will be determined by dividing the Contract Value allocated to the applicable Variable Sub-Account by the net asset value per share of the corresponding Fund as of the record date of the meeting. After the Payout Start Date the person receiving income payments has the voting interest. The payee's number of votes will be determined by dividing the reserve for such Contract allocated to the applicable Sub-Account by the net asset value per share of the corresponding Fund. The votes decrease as income payments are made and as the reserves for the Contract decrease.

We will vote shares attributable to Contracts for which we have not received instructions, as well as shares attributable to us, in the same proportion as we vote shares for which we have received instructions, unless we determine that we may vote such shares in our own discretion. We will apply voting instructions to abstain on any item to be voted upon on a pro-rata basis to reduce the votes eligible to be cast.

We reserve the right to vote Fund shares as we see fit without regard to voting instructions to the extent permitted by law. If we disregard voting instructions, we will include a summary of that action and our reasons for that action in the next semi-annual financial report we send to you.

CHANGES IN FUNDS. If the shares of any of the Funds are no longer available for investment by the Variable Account or if, in our judgment, further investment in such shares is no longer desirable in view of the purposes of the Contract, we may eliminate that Fund and substitute shares of another eligible investment fund. Any substitution of securities will comply with the requirements of the Investment Company Act of 1940. We also may add new Variable Sub-Accounts that invest in additional underlying funds. We will notify you in advance of any change.

CONFLICTS OF INTEREST. The Funds sell their shares to separate accounts underlying both variable life insurance and variable annuity contracts. It is conceivable that in the future it may be unfavorable for variable life insurance separate accounts and variable annuity separate accounts to invest in the same Fund. The board of trustees of the Funds monitors for possible conflicts among separate accounts buying shares of the Funds. Conflicts could develop for a variety of reasons. For example, differences in treatment under tax and other laws or the failure by a separate account to comply with such laws could cause a conflict. To eliminate a conflict, the Funds' board of trustees may require a separate account to withdraw its participation in a Fund. A Fund's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account withdrawing because of a conflict.

THE CONTRACT
DISTRIBUTION. Allstate Distributors, L.L.C. ("Allstate Distributors"), a broker-dealer jointly owned by Allstate and Putnam Investments, will serve as principal underwriter of the Contracts. Allstate Distributors is a registered broker dealer under the Securities and Exchange Act of 1934, as amended, ("EXCHANGE ACT") and a member of the National Association of Securities Dealers, Inc. Contracts are sold by registered representatives of unaffiliated broker-dealers or bank employees who are licensed insurance agents appointed

                            30    - PROSPECTUS
by Allstate, either individually or through an incorporated insurance agency and have entered into a selling agreement with Allstate Distributors to sell the Contract.

We will pay commissions to broker-dealers who sell the Contracts. Commissions paid may vary, but we estimate that the total commission paid on all Contract sales will not exceed 8.5% of all purchase payments. From time to time, we may pay or permit other promotional incentives, in cash or credit or other compensation. The commission is intended to cover distribution expenses. In some states, Contracts may be sold by representatives or employees of banks.

Allstate may pay Allstate Distributors a commission for distribution of the Contracts. The underwriting agreement with Allstate Distributors provides that we will reimburse Allstate Distributors for expenses incurred in distributing the Contracts, including any liability to Contract Owners arising out of services rendered or Contracts issued.

For Contracts issued to employees of Allstate and certain other eligible organizations, and in lieu of Allstate paying any commissions on sales of those Contracts, the Contract Owner will receive a credit of 6% of the amount of each purchase payment that will be applied to each purchase payment. Allstate will allocate this credit in the same allocation as your most recent instruction. If you exercise your Right to Cancel your Contract as described in this prospectus, we will return to you the amount you would have received had there been no credit. Unless we are required by law to return your purchase payments, this amount also will include any charges deducted that reduced your Contract Value prior to cancellation, plus any investment gain on the credit. The credit may not be available in all states. We do not consider the credit to be an "investment in the contract" for income tax purposes.

ADMINISTRATION. We have primary responsibility for all administration of the Contracts and the Variable Account.

We provide the following administrative services, among others:

- issuance of the Contracts;

- maintenance of Contract Owner records;

- Contract Owner services;

- calculation of unit values;

- maintenance of the Variable Account; and

- preparation of Contract Owner reports.

We will send you Contract statements and transaction confirmations at least annually. You should notify us promptly in writing of any address change. You should read your statements and confirmations carefully and verify their accuracy. You should contact us promptly if you have a question about a periodic statement. We will investigate all complaints and make any necessary adjustments retroactively, but you must notify us of a potential error within a reasonable time after the date of the questioned statement. If you wait too long, we will make the adjustment as of the date that we receive notice of the potential error.

We will also provide you with additional periodic and other reports, information and prospectuses as may be required by federal securities laws.

QUALIFIED PLANS
If you use the Contract with a qualified plan, the plan may impose different or additional conditions or limitations on withdrawals, waivers of withdrawal charges, death benefits, Payout Start Dates, income payments, and other Contract features. In addition, adverse tax consequences may result if qualified plan limits on distributions and other conditions are not met. Please consult your qualified plan administrator for more information.

LEGAL MATTERS
Foley & Lardner, Washington, D.C., has advised Allstate on certain federal securities law matters. All matters of Illinois law pertaining to the Contracts, including the validity of the Contracts and Allstate's right to issue such Contracts under Illinois insurance law, have been passed upon by Michael J. Velotta, General Counsel of Allstate.

TAXES
-------------------------------------------------------------------

THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE. ALLSTATE MAKES NO GUARANTEE REGARDING THE TAX TREATMENT OF ANY CONTRACT OR TRANSACTION INVOLVING A CONTRACT.

Federal, state, local and other tax consequences of ownership or receipt of distributions under an annuity contract depend on your individual circumstances. If you are concerned about any tax consequences with regard to your individual circumstances, you should consult a competent tax adviser.

                            31    - PROSPECTUS

TAXATION OF ANNUITIES IN GENERAL
TAX DEFERRAL. Generally, you are not taxed on increases in the Contract Value until a distribution occurs. This rule applies only where:

1. the owner is a natural person,

2. the investments of the Variable Account are "adequately diversified" according to Treasury Department regulations, and

3. Allstate is considered the owner of the Variable Account assets for federal income tax purposes.

NON-NATURAL OWNERS. As a general rule, annuity contracts owned by non-natural persons such as corporations, trusts, or other entities are not treated as annuity contracts for federal income tax purposes. The income on such contracts is taxed as ordinary income received or accrued by the owner during the taxable year. Please see the Statement of Additional Information for a discussion of several exceptions to the general rule for contracts owned by non-natural persons.

DIVERSIFICATION REQUIREMENTS. For a Contract to be treated as an annuity for federal income tax purposes, the investments in the Variable Account must be "adequately diversified" consistent with standards under Treasury Department regulations. If the investments in the Variable Account are not adequately diversified, the Contract will not be treated as an annuity contract for federal income tax purposes. As a result, the income on the Contract will be taxed as ordinary income received or accrued by the owner during the taxable year. Although Allstate does not have control over the Funds or their investments, we expect the Funds to meet the diversification requirements.

OWNERSHIP TREATMENT. The IRS has stated that you will be considered the owner of Variable Account assets if you possess incidents of ownership in those assets, such as the ability to exercise investment control over the assets. At the time the diversification regulations were issued, the Treasury Department announced that the regulations do not provide guidance concerning circumstances in which investor control of the Variable Account investments may cause an investor to be treated as the owner of the Variable Account. The Treasury Department also stated that future guidance would be issued regarding the extent that Owners could direct sub-account investments without being treated as Owners of the underlying assets of the separate account.

Your rights under the Contract are different than those described by the IRS in rulings in which it found that Contract Owners were not Owners of separate account assets. For example, you have the choice to allocate premiums and Contract Values among more investment alternatives. Also, you may be able to transfer among investment alternatives more frequently than in such rulings. These differences could result in you being treated as the owner of the Variable Account. If this occurs, income and gain from the Variable Account assets would be includible in your gross income. Allstate does not know what standards will be set forth in any regulations or rulings which the Treasury Department may issue. It is possible that future standards announced by the Treasury Department could adversely affect the tax treatment of your Contract. We reserve the right to modify the Contract as necessary to attempt to prevent you from being considered the federal tax owner of the assets of the Variable Account. However, we make no guarantee that such modification to the Contract will be successful.

TAXATION OF PARTIAL AND FULL WITHDRAWALS. If you make a partial withdrawal under a non-Qualified Contract, amounts received are taxable to the extent the Contract Value, without regard to surrender charges, exceeds the investment in the Contract. The investment in the Contract is the gross premium paid for the contract minus any amounts previously received from the Contract if such amounts were properly excluded from your gross income. If you make a partial withdrawal under a Qualified Contract, the portion of the payment that bears the same ratio to the total payment that the investment in the Contract (i.e., nondeductible IRA contributions, after tax contributions to qualified plans) bears to the Contract Value, is excluded from your income. If you make a full withdrawal under a non-Qualified Contract or a Qualified Contract, the amount received will be taxable only to the extent it exceeds the investment in the Contract.

"Nonqualified distributions" from Roth IRAs are treated as made from contributions first and are included in gross income only to the extent that distributions exceed contributions. "Qualified distributions" from Roth IRAs are not included in gross income. "Qualified distributions" are any distributions made more than five taxable years after the taxable year of the first contribution to any Roth IRA and which are:

- made on or after the date the individual attains age 59 1/2,

- made to a beneficiary after the Contract Owner's death,

- attributable to the Contract Owner being disabled, or

- for a first time home purchase (first time home purchases are subject to a lifetime limit of $10,000).

If you transfer a non-Qualified Contract without full and adequate consideration to a person other than your spouse (or to a former spouse incident to a divorce), you will be taxed on the difference between the Contract Value and the investment in the Contract at the time of transfer. Except for certain Qualified Contracts, any amount you receive as a loan under a Contract, and any assignment or pledge (or agreement to assign or pledge) of the Contract Value is treated as a withdrawal of such amount or portion.

TAXATION OF ANNUITY PAYMENTS. Generally, the rule for income taxation of annuity payments received from a nonqualified contract provides for the return of your investment in the Contract in equal tax-free amounts over the payment period. The balance of each payment received is

                            32    - PROSPECTUS
taxable. For fixed annuity payments, the amount excluded from income is determined by multiplying the payment by the ratio of the investment in the Contract (adjusted for any refund feature or period certain) to the total expected value of annuity payments for the term of the Contract. If you elect variable annuity payments, the amount excluded from taxable income is determined by dividing the investment in the Contract by the total number of expected payments. The annuity payments will be fully taxable after the total amount of the investment in the Contract is excluded using these ratios. If you die, and annuity payments cease before the total amount of the investment in the Contract is recovered, the unrecovered amount will be allowed as a deduction for your last taxable year.

TAXATION OF LEVEL MONTHLY VARIABLE ANNUITY PAYMENTS. You may have an option to elect a variable income payment stream consisting of level monthly payments that are recalculated annually. Although your levelized payment will be reported to the IRS in the year distributed, it is possible the IRS could determine that receipt of the first monthly payout of each annual payment is constructive receipt of the entire annual payment. Thus, the total taxable amount for each annual payment would be accelerated to the time of the first monthly payout and reported in the tax year in which the first monthly payout is received.

PARTIAL COMMUTATION OF ANNUITY PAYMENTS. The Federal tax treatment of Income Payment Options is unclear in some respects. As a result, it is possible that a greater or lesser portion of payments may be included in your taxable income than described above or that we plan to report to the Internal Revenue Service. The tax law is also unclear regarding the portion of any additional withdrawal received after the Payout Start Date that is taxable, and thus it is also possible that a greater or lesser portion of such a payment could be taxable than the amount we determine.

TAXATION OF ANNUITY DEATH BENEFITS. Death of a Contract Owner, or death of the Annuitant if the Contract is owned by a non-natural person, will cause a distribution of death benefits from a Contract. Generally, such amounts are included in income as follows:

1. if distributed in a lump sum, the amounts are taxed in the same manner as a full withdrawal, or

2. if distributed under an Income Plan, the amounts are taxed in the same manner as an income payment. Please see the Statement of Additional Information for more detail on distribution at death requirements.

PENALTY TAX ON PREMATURE DISTRIBUTIONS. A 10% penalty tax applies to the taxable amount of any premature distribution from a non-Qualified Contract. The penalty tax generally applies to any distribution made prior to the date you attain age 59 1/2. However, no penalty tax is incurred on distributions:

1. made on or after the date the Contract Owner attains age 59 1/2,

2. made as a result of the Contract Owner's death or disability,

3. made in substantially equal periodic payments over the Contract Owner's life or life expectancy,

4. made under an immediate annuity, or

5. attributable to investment in the Contract before August 14, 1982.

You should consult a competent tax advisor to determine if any other exceptions to the penalty apply to your situation. Similar exceptions may apply to distributions from Qualified Contracts.

SUBSTANTIALLY EQUAL PERIODIC PAYMENTS. With respect to non-Qualified Contracts using substantially equal periodic payments or immediate annuity payments as an exception to the penalty tax on premature distributions, any additional withdrawal or other modification of the payment stream would violate the requirement that payments must be substantially equal. Failure to meet this requirement would mean that the income portion of each payment received prior to the later of 5 years or attaining age 59 1/2 would be subject to a 10% penalty tax unless another exception to the penalty tax applies. The tax for the year of the modification is increased by the penalty tax that would have been imposed without the exception, plus interest for the years in which the exception was used. Allstate believes such modifications WOULD violate the substantially equal periodic payments and immediate annuity exceptions to the 10% penalty tax. Similar treatment may apply to additional withdrawals or other modifications of the payment stream from Qualified Contracts. You should consult a competent tax advisor prior to taking a withdrawal.

AGGREGATION OF ANNUITY CONTRACTS. All non-qualified deferred annuity contracts issued by Allstate (or its affiliates) to the same Contract Owner during any calendar year will be aggregated and treated as one annuity contract for purposes of determining the taxable amount of a distribution.

TAX QUALIFIED CONTRACTS
The income on qualified plan and IRA investments is tax deferred, and the income on variable annuities held by such plans does not receive any additional tax deferral. You should review the annuity features, including all benefits and expenses, prior to purchasing a variable annuity in a qualified plan or IRA. Contracts may be used as investments with certain qualified plans such as:

- Individual Retirement Annuities or Accounts (IRAs) under Section 408 of the Code;

- Roth IRAs under Section 408A of the Code;

                            33    - PROSPECTUS

- Simplified Employee Pension Plans under Section 408(k) of the Code;

- Savings Incentive Match Plans for Employees (SIMPLE) Plans under Section 408(p) of the Code;

- Tax Sheltered Annuities under Section 403(b) of the Code;

- Corporate and Self Employed Pension and Profit Sharing Plans; and

- State and Local Government and Tax-Exempt Organization Deferred Compensation Plans.

In the case of certain qualified plans, the terms of the plans may govern the right to benefits, regardless of the terms of the Contract. Generally, qualified plans require minimum distributions upon reaching age 70 1/2. Failure to withdraw the required minimum distribution will result in a 50% tax penalty on the shortfall not withdrawn from the contract. NOT ALL INCOME PLANS OFFERED UNDER THIS ANNUITY CONTRACT SATISFY THE REQUIREMENTS FOR MINIMUM DISTRIBUTIONS. Please see a competent tax advisor to make sure the qualified plan distribution requirements for this annuity are satisfied. The income on qualified plan and IRA investments is tax deferred and variable annuities held by such plans do not receive any additional tax deferral. You should review the annuity features, including all benefits and expenses, prior to purchasing a variable annuity in a qualified plan or IRA. Allstate reserves the right to limit the availability of the Contract for use with any of the Qualified Plans listed above.

THE DEATH BENEFIT AND QUALIFIED CONTRACTS. Pursuant to IRS regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit a death benefit, including that provided by the optional Earnings Protection Death Benefit, from being provided under the Contracts when we issue the Contracts as Traditional IRAs, Roth IRAs or SIMPLE IRAs. However, it is possible that the death benefit could be viewed as violating the prohibition on investment in life insurance contracts with the result that the Contract would not be viewed as satisfying the requirements of an IRA.

It is also possible that the Earnings Protection Death Benefit could be characterized as an incidental death benefit. If the Earnings Protection Death Benefit were so characterized, this could result in currently taxable income to a Contract Owner. In addition, there are limitations on the amount of incidental death benefits that may be provided under qualified plans, such as in connection with a 403(b) plan.

RESTRICTIONS UNDER SECTION 403(b) PLANS. Section 403(b) of the Tax Code provides tax-deferred retirement savings plans for employees of certain non-profit and educational organizations. Under Section 403(b), any contract used for a 403(b) plan must provide that distributions attributable to salary reduction contributions made after 12/31/88, and all earnings on salary reduction contributions, may be made only on or after the date the employee:

- attains age 59 1/2,

- separates from service,

- dies,

- becomes disabled, or

- on account of hardship (earnings on salary reduction contributions may not be distributed on the account of hardship).

These limitations do not apply to withdrawals where Allstate is directed to transfer some or all of the contract value to another 403(b) plan.

INCOME TAX WITHHOLDING
Allstate is required to withhold federal income tax at a rate of 20% on all "eligible rollover distributions" unless you elect to make a "direct rollover" of such amounts to an IRA or eligible retirement plan. Eligible rollover distributions generally include all distributions from Qualified Contracts, excluding IRAs, with the exception of:

1. required minimum distributions, or

2. a series of substantially equal periodic payments made over a period of at least 10 years, or,

3. over the life (joint lives) of the participant (and beneficiary).

Allstate may be required to withhold federal and state income taxes on any distributions from non-Qualified Contracts or Qualified Contracts that are not eligible rollover distributions, unless you notify us of your election to not have taxes withheld.

PERFORMANCE INFORMATION
-------------------------------------------------------------------

We may advertise the performance of the Variable Sub-Accounts, including yield and total return information. Total return represents the change, over a specified period of time, in the value of an investment in a Variable Sub-Account after reinvesting all income distributions. Yield refers to the income generated by an investment in a Variable Sub-Account over a specified period. All performance advertisements will include, as applicable, standardized yield and

                            34    - PROSPECTUS
total return figures that reflect the deduction of insurance charges, withdrawal charges, and contract maintenance charges. Performance advertisements also may include total return figures that reflect the deduction of insurance charges, but not withdrawal charges or the contract maintenance charge. The deduction of such charges would reduce the performance shown. In addition, performance advertisements may include aggregate, average, year-by-year, or other types of total return figures.

Performance information for periods prior to the inception date of the Variable Sub-Accounts will be based on the historical performance of the corresponding Funds for the periods beginning with the inception dates of the Funds and adjusted to reflect current Contract expenses. You should not interpret these figures to reflect actual historical performance of the Variable Account.

We may include in advertising and sales materials tax deferred compounding charts and other hypothetical illustrations that compare currently taxable and tax deferred investment programs based on selected tax brackets. Our advertisements also may compare the performance of our Variable Sub-Accounts with: (a) certain unmanaged market indices, including but not limited to the Dow Jones Industrial Average, the Standard & Poor's 500, and the Shearson Lehman Bond Index; and/or (b) other management investment companies with investment objectives similar to the underlying funds being compared. In addition, our advertisements may include the performance ranking assigned by various publications, including the Wall Street Journal, Forbes, Fortune, Money, Barron's, Business Week, USA Today, and statistical services, including Lipper Analytical Services Mutual Fund Survey, Lipper Annuity and Closed End Survey, the Variable Annuity Research Data Survey, and SEI.

                            35    - PROSPECTUS

STATEMENT OF ADDITIONAL INFORMATION
TABLE OF CONTENTS
-------------------------------------------------------------------

                                                                        PAGE
----------------------------------------------------------------------------
   Additions, Deletions, or Substitutions of Investments                  2
----------------------------------------------------------------------------
   The Contracts                                                          2
----------------------------------------------------------------------------
   Performance Information                                                2
----------------------------------------------------------------------------
   Calculation of Accumulation Unit Values                                4
----------------------------------------------------------------------------
   Calculation of Variable Income Payments                                4
----------------------------------------------------------------------------
   General Matters                                                        5
----------------------------------------------------------------------------
   Federal Tax Matters                                                    5
----------------------------------------------------------------------------

                                                                        PAGE
----------------------------------------------------------------------------
   Qualified Plans                                                        6
----------------------------------------------------------------------------
   Experts                                                                7
----------------------------------------------------------------------------
   Financial Statements                                                   8
----------------------------------------------------------------------------
   Appendix A                                                           A-1
----------------------------------------------------------------------------
   Appendix B                                                           B-1
----------------------------------------------------------------------------
   Appendix C                                                           C-1
----------------------------------------------------------------------------
   Appendix D                                                           D-1
----------------------------------------------------------------------------

                         ------------------------------

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. WE DO NOT AUTHORIZE ANYONE TO PROVIDE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS.

                            36    - PROSPECTUS

APPENDIX A
WITHDRAWAL ADJUSTMENT EXAMPLE - DEATH BENEFITS
-------------------------------------------------------------------

Issue Date: January 1, 2001

Initial Purchase Payment: $50,000

                                                                               Death Benefit Amount
                                                          Contract     ------------------------------------
                 Type          Beginning                    Value      Purchase     Maximum      Enhanced
                  of           Contract    Transaction      After      Payment    Anniversary   Beneficiary
 Date         Occurrence         Value       Amount      Occurrence*    Value        Value         Value
-----------------------------------------------------------------------------------------------------------
1/1/02   Contract Anniversary   $55,000       --           $55,000     $50,000      $55,000       $52,500
-----------------------------------------------------------------------------------------------------------
7/1/02    Partial Withdrawal    $60,000      $15,000       $45,000     $35,000      $41,250       $40,347
-----------------------------------------------------------------------------------------------------------

The following shows how we compute the adjusted death benefits in the example above. Please note that the Purchase Payment Value is reduced by the amount of the withdrawal, whereas the withdrawal adjustment reduces the Maximum Anniversary Value and Enhanced Beneficiary Value by the same proportion as the withdrawal reduces the Contract Value.

PURCHASE PAYMENT VALUE DEATH BENEFIT
----------------------------------------------------------------------------------------------------
Partial Withdrawal Amount                                                                    $15,000
----------------------------------------------------------------------------------------------------
Value of Death Benefit Amount Immediately Prior to Partial
Withdrawal                                                                                   $50,000
----------------------------------------------------------------------------------------------------
Adjusted Death Benefit                                                                       $35,000
----------------------------------------------------------------------------------------------------

MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT
----------------------------------------------------------------------------------------------------
Partial Withdrawal Amount                                                  (a)               $15,000
----------------------------------------------------------------------------------------------------
Contract Value Immediately Prior to Partial Withdrawal                     (b)               $60,000
----------------------------------------------------------------------------------------------------
Value of Death Benefit Amount Immediately Prior to Partial
Withdrawal                                                                 (c)               $55,000
----------------------------------------------------------------------------------------------------
Withdrawal Adjustment                                                 [(a)/(b)]*(c)          $13,750
----------------------------------------------------------------------------------------------------
Adjusted Death Benefit                                                                       $41,250
----------------------------------------------------------------------------------------------------

ENHANCED BENEFICIARY PROTECTION VALUE DEATH BENEFIT
----------------------------------------------------------------------------------------------------
Partial Withdrawal Amount                                                  (a)               $15,000
----------------------------------------------------------------------------------------------------
Contract Value Immediately Prior to Partial Withdrawal                     (b)               $60,000
----------------------------------------------------------------------------------------------------
Value of Death Benefit Amount Immediately Prior to Partial
Withdrawal
(assumes half years worth of interest on $52,500)                          (c)               $53,796
----------------------------------------------------------------------------------------------------
Withdrawal Adjustment                                                 [(a)/(b)]*(c)          $13,449
----------------------------------------------------------------------------------------------------
Adjusted Death Benefit                                                                       $40,347
----------------------------------------------------------------------------------------------------

*For purposes of illustrating the withdrawal adjustment calculation, the example assumes the same hypothetical Contract Values and Maximum Anniversary Values for the Contract, net of applicable fees and charges. Please remember that you are looking at an example and that your investment performance may be greater or lower than the figures shown.

APPENDIX B
WITHDRAWAL ADJUSTMENT EXAMPLE - INCOME BENEFITS
-------------------------------------------------------------------

Issue Date: January 1, 2001

Initial Purchase Payment: $50,000

                                                                              Income Benefit Amount
                                                          Contract     -----------------------------------
                 Type          Beginning                    Value      Purchase     Maximum         5%
                  of           Contract    Transaction      After      Payment    Anniversary    Roll-Up
 Date         Occurrence         Value       Amount      Occurrence*    Value        Value       Value**
----------------------------------------------------------------------------------------------------------
1/1/02   Contract Anniversary   $55,000       --           $55,000     $50,000      $55,000      $52,500
----------------------------------------------------------------------------------------------------------
7/1/02    Partial Withdrawal    $60,000      $15,000       $45,000     $37,500      $41,250      $40,347
----------------------------------------------------------------------------------------------------------

The following shows how we compute the adjusted income benefits in the example above. Please note that the withdrawal adjustment reduces the Purchase Payment Value, the Maximum Anniversary Value, and the 5% Roll-Up Value by the same proportion as the withdrawal reduces the Contract Value.

PURCHASE PAYMENT VALUE INCOME BENEFIT
----------------------------------------------------------------------------------------------------
Partial Withdrawal Amount                                                  (a)               $15,000
----------------------------------------------------------------------------------------------------
Contract Value Immediately Prior to Partial Withdrawal                     (b)               $60,000
----------------------------------------------------------------------------------------------------
Value of Income Benefit Amount Immediately Prior to Partial
Withdrawal                                                                 (c)               $50,000
----------------------------------------------------------------------------------------------------
Withdrawal Adjustment                                                 [(a)/(b)]*(c)          $12,500
----------------------------------------------------------------------------------------------------
Adjusted Income Benefit                                                                      $37,500
----------------------------------------------------------------------------------------------------

MAXIMUM ANNIVERSARY VALUE INCOME BENEFIT
----------------------------------------------------------------------------------------------------
Partial Withdrawal Amount                                                  (a)               $15,000
----------------------------------------------------------------------------------------------------
Contract Value Immediately Prior to Partial Withdrawal                     (b)               $60,000
----------------------------------------------------------------------------------------------------
Value of Income Benefit Amount Immediately Prior to Partial
Withdrawal                                                                 (c)               $55,000
----------------------------------------------------------------------------------------------------
Withdrawal Adjustment                                                 [(a)/(b)]*(c)          $13,750
----------------------------------------------------------------------------------------------------
Adjusted Income Benefit                                                                      $41,250
----------------------------------------------------------------------------------------------------

5% ROLL-UP VALUE INCOME BENEFIT
----------------------------------------------------------------------------------------------------
Partial Withdrawal Amount                                                  (a)               $15,000
----------------------------------------------------------------------------------------------------
Contract Value Immediately Prior to Partial Withdrawal                     (b)               $60,000
----------------------------------------------------------------------------------------------------
Value of Income Benefit Amount Immediately Prior to Partial
Withdrawal
(assumes half years worth of interest on $52,500)                          (c)               $53,796
----------------------------------------------------------------------------------------------------
Withdrawal Adjustment                                                 [(a)/(b)]*(c)          $13,449
----------------------------------------------------------------------------------------------------
Adjusted Income Benefit                                                                      $40,347
----------------------------------------------------------------------------------------------------

 *For purposes of illustrating the withdrawal adjustment calculation, the example assumes the same hypothetical Contract Values and Maximum Anniversary Values for the Contracts, net of applicable fees and charges. Please remember that you are looking at an example and that your investment performance may be greater or lower than the figures shown.

**A 6% Roll-Up Value was available for Contracts issued before October 2, 2000.

APPENDIX C
CALCULATION OF EARNINGS PROTECTION
DEATH BENEFIT OPTION
-------------------------------------------------------------------

The following are examples of the Earnings Protection Death Benefit Option. For illustrative purposes, the examples assume earnings in each case. Please remember that you are looking at examples and that your investment performance may be greater or lower than the figures shown.

EXAMPLE 1: ELECTED WHEN CONTRACT WAS ISSUED WITHOUT ANY SUBSEQUENT ADDITIONS OR WITHDRAWALS

Assume that the oldest Contract Owner or Annuitant is age 55 on the Rider Application Date and elects the Earnings Protection Death Benefit Option when the contract is issued. The Contract Owner makes an initial purchase payment of $100,000. After four years, the Contract Owner dies. On the date Allstate receives Due Proof of Death, the Contract Value is $125,000. Prior to his death, the Contract Owner did not make any additional purchase payments or take any withdrawals.

The calculation is:

(A)  Contract Value:                                                                                      $125,000.00
---------------------------------------------------------------------------------------------------------------------
(B)  Total Purchase Payments:                                                                             $100,000.00
---------------------------------------------------------------------------------------------------------------------
(C)  Total Excess-of-Earnings Withdrawals:                                                                $      0.00
---------------------------------------------------------------------------------------------------------------------
(D)  In-Force Premium:                                                                                    $100,000.00
---------------------------------------------------------------------------------------------------------------------
(E)  In-Force Earnings:                                            (E) = (A) - (D)                        $ 25,000.00
---------------------------------------------------------------------------------------------------------------------
(F)  Cap:                                                          (F) = 100%* (D)                        $100,000.00
---------------------------------------------------------------------------------------------------------------------
(G)  Earnings Protection Death Benefit*:                           (G) = MIN[40%* (E);(F)]                $ 10,000.00
---------------------------------------------------------------------------------------------------------------------

*If the oldest Contract Owner or Annuitant had been over age 65, and both were age 75 or younger on the Rider Application Date, the Earnings Protection Death Benefit would be 25% of the In-Force Earnings ($6,250.00).

EXAMPLE 2: ELECTED WHEN CONTRACT WAS ISSUED WITH SUBSEQUENT WITHDRAWALS

Assume the same facts as above, except that the Contract Owner has taken a withdrawal of $10,000 during the second year of the Contract. Immediately prior to withdrawal, the Contract Value is $105,000. The Contract Value on the date Allstate receives Due Proof of Death will be assumed to be $114,000.

The calculation of the Total Excess-of-Earnings Withdrawals is:

(1)  Contract Value:                                                                                      $105,000.00
---------------------------------------------------------------------------------------------------------------------
(2)  Total Purchase Payments:                                                                             $100,000.00
---------------------------------------------------------------------------------------------------------------------
(3)  Prior Excess-of-Earnings Withdrawals:                                                                $      0.00
---------------------------------------------------------------------------------------------------------------------
(4)  In-Force Premium:                                                                                    $100,000.00
---------------------------------------------------------------------------------------------------------------------
(5)  In-Force Earnings:                                            (5) = (1) - (4)                        $  5,000.00
---------------------------------------------------------------------------------------------------------------------
(6)  Withdrawal Amount:                                                                                   $ 10,000.00
---------------------------------------------------------------------------------------------------------------------
                                                                   (7) = (6) - (5) and cannot be
(7)  Excess-of-Earnings Withdrawal:                                negative                               $  5,000.00
---------------------------------------------------------------------------------------------------------------------
(8)  Total Excess-of-Earnings Withdrawals:                         (8) = (3) + (7)                        $  5,000.00
---------------------------------------------------------------------------------------------------------------------

The calculation of the Earnings Protection Death Benefit is:

(A)  Contract Value:                                                                                      $114,000.00
---------------------------------------------------------------------------------------------------------------------
(B)  In-Force Premium (before withdrawal):                                                                $100,000.00
---------------------------------------------------------------------------------------------------------------------
(C)  Total Excess-of-Earnings Withdrawals:                                                                $  5,000.00
---------------------------------------------------------------------------------------------------------------------
(D)  In-Force Premium (after withdrawal):                                                                 $ 95,000.00
---------------------------------------------------------------------------------------------------------------------
(E)  In-Force Earnings:                                            (E) = (A) - (D)                        $ 19,000.00
---------------------------------------------------------------------------------------------------------------------
(F)  Cap:                                                          (F) = 100%* (D)                        $ 95,000.00
---------------------------------------------------------------------------------------------------------------------
(G)  Earnings Protection Death Benefit*:                           (G) = MIN[40%* (E);(F)]                $  7,600.00
---------------------------------------------------------------------------------------------------------------------

*If the oldest Contract Owner or Annuitant had been over age 65, and both were age 75 or younger on the Rider Application Date, the Earnings Protection Death Benefit would be 25% of the In-Force Earnings ($4,750.00).

EXAMPLE 3: ELECTED AFTER CONTRACT WAS ISSUED WITH SUBSEQUENT ADDITIONS AND WITHDRAWALS

This example is intended to illustrate the effect of adding the Earnings Protection Death Benefit Rider after the Contract has been issued and the effect of later purchase payments. Assume that the oldest Contract Owner or Annuitant is age 70 on the Rider Application Date. At the time the Contract is issued, the Contract Owner makes a purchase payment of $100,000. After two years pass, the Contract Owner elects to add the Earnings Protection Death Benefit Rider. On the date this Rider is added, the Contract Value is $110,000. Two years later, the Contract Owner withdraws $50,000. Immediately prior to the withdrawal, the Contract Value is $130,000. Another two years later, the Contract Owner makes an additional purchase payment of $40,000. Two years later, the Contract Owner dies with a Contract Value of $140,000 on the date Allstate receives Due Proof of Death.

The calculation of the Total Excess-of-Earnings Withdrawals is:

(1)  Contract Value:                                                                                      $130,000.00
---------------------------------------------------------------------------------------------------------------------
(2)  Contract Value on Rider Date:                                                                        $110,000.00
---------------------------------------------------------------------------------------------------------------------
(3)  Prior Excess-of-Earnings Withdrawals:                                                                $      0.00
---------------------------------------------------------------------------------------------------------------------
(4)  In-Force Premium:                                                                                    $110,000.00
---------------------------------------------------------------------------------------------------------------------
(5)  In-Force Earnings:                                            (5) = (1) - (4)                        $ 20,000.00
---------------------------------------------------------------------------------------------------------------------
(6)  Withdrawal Amount:                                                                                   $ 50,000.00
---------------------------------------------------------------------------------------------------------------------
                                                                   (7) = (6) - (5) and cannot be
(7)  Excess-of-Earnings Withdrawal:                                negative                               $ 30,000.00
---------------------------------------------------------------------------------------------------------------------
(8)  Total Excess-of-Earnings Withdrawals:                         (8) = (3) + (7)                        $ 30,000.00
---------------------------------------------------------------------------------------------------------------------

The calculation of the Earnings Protection Death Benefit is:

(A)  Contract Value:                                                                                      $140,000.00
---------------------------------------------------------------------------------------------------------------------
(B)  In-Force Premium (before withdrawal and purchase payment):                                           $110,000.00
---------------------------------------------------------------------------------------------------------------------
(C)  Total Excess-of-Earnings Withdrawals:                                                                $ 30,000.00
---------------------------------------------------------------------------------------------------------------------
(D)  Additional Purchase Payment:                                                                         $ 40,000.00
---------------------------------------------------------------------------------------------------------------------
(E)  In-Force Premium (after withdrawal and purchase payment):                                            $120,000.00
---------------------------------------------------------------------------------------------------------------------
(F)  In-Force Earnings:                                            (F) = (A) - (E)                        $ 20,000.00
---------------------------------------------------------------------------------------------------------------------
(G)  Cap:                                                          (G) = 50% * (E)                        $ 60,000.00
---------------------------------------------------------------------------------------------------------------------
(H)  Earnings Protection Death Benefit*:                           (H) = MIN[25% * (F); (G)]              $  5,000.00
---------------------------------------------------------------------------------------------------------------------

*If the oldest Contract Owner or Annuitant had been age 65 or younger on the Rider Application Date, the Earnings Protection Death Benefit would be 40% of the In-Force Earnings ($8,000.00).

EXAMPLE 4: SPOUSAL CONTINUATION

This example is intended to illustrate the effect of a surviving spouse electing to continue the contract upon the death of the Contract Owner on a Contract with the Earnings Protection Death Benefit Rider. Assume that the oldest Contract Owner or Annuitant is age 60 at the time the Contract is purchased (with the Earnings Protection Death Benefit Rider but without any other rider) with a $100,000 purchase payment. Five years later the Contract Owner dies and the surviving spouse elects to continue the contract. The Contract Value and Maximum Anniversary Value at this time are $150,000 and $160,000, respectively.

The calculation of the Earnings Protection Death Benefit is:

(A)  Contract Value:                                                                                      $150,000.00
---------------------------------------------------------------------------------------------------------------------
(B)  In-Force Premium (before withdrawal and purchase payment):                                           $100,000.00
---------------------------------------------------------------------------------------------------------------------
(C)  Total Excess-of-Earnings Withdrawals:                                                                $      0.00
---------------------------------------------------------------------------------------------------------------------
(D)  Additional Purchase Payment:                                                                         $      0.00
---------------------------------------------------------------------------------------------------------------------
(E)  In-Force Premium (after withdrawal and purchase payment):                                            $100,000.00
---------------------------------------------------------------------------------------------------------------------
(F)  In-Force Earnings:                                            (F) = (A) - (E)                        $ 50,000.00
---------------------------------------------------------------------------------------------------------------------
(G)  Cap:                                                          (G) = 100% * (E)                       $100,000.00
---------------------------------------------------------------------------------------------------------------------
(H)  Earnings Protection Death Benefit *:                          (H) = MIN[40% * (F); (G)]              $ 20,000.00
---------------------------------------------------------------------------------------------------------------------

*If the oldest Contract Owner or Annuitant had been over age 65, and both were age 75 or younger on the Rider Application Date, the Earnings Protection Death Benefit would be 25% of the In-Force Earnings ($12,500.00).

The calculation of the Continued Contract Value is:

     Premium invested (for the purposes of calculating the Death
(1)  Benefit):                                                                                            $100,000.00
---------------------------------------------------------------------------------------------------------------------
(2)  Contract Value:                                                                                      $150,000.00
---------------------------------------------------------------------------------------------------------------------
(3)  Maximum Anniversary Value:                                                                           $160,000.00
---------------------------------------------------------------------------------------------------------------------
(4)  Death Benefit (excluding Earnings Protection Death Benefit):  (4) = MAX[ (1); (2); (3) ]             $160,000.00
---------------------------------------------------------------------------------------------------------------------
(5)  Earnings Protection Death Benefit:                            (H) from above                         $ 20,000.00
---------------------------------------------------------------------------------------------------------------------
(6)  Continuing Contract Value:                                    (6) = (4) + (5)                        $180,000.00
---------------------------------------------------------------------------------------------------------------------

Assume the surviving spouse is age 68 when the Contract is continued. At this time, the surviving spouse has the option to continue the Earnings Protection Death Benefit Rider at an additional mortality and expense risk charge of 0.35% and with an In-force Premium amount equal to the continuing Contract Value and the Rider Date reset to the date the Contract is continued. If this election is made, the Earnings Protection Death Benefit will be equal to the lesser of 25% of In-Force Earnings and 50% of In-Force Premium. Otherwise, the surviving spouse may elect to terminate the Earnings Protection Death Benefit Rider at the time of continuation.

APPENDIX D
ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH VARIABLE SUB-ACCOUNT SINCE INCEPTION*
-------------------------------------------------------------------

For the Years Beginning January 1* and Ending December 31,               1999                  2000
--------------------------------------------------------------------------------------------------------
  SUB-ACCOUNTS
--------------------------------------------------------------------------------------------------------
  American Government Income
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                          N/A               10.00000
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                                N/A               11.11548
--------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                            N/A                290,129
--------------------------------------------------------------------------------------------------------
  Asia Pacific Growth
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                     10.00000              17.436886
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                          17.436886                9.58489
--------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                        241,341                485,741
--------------------------------------------------------------------------------------------------------
  Capital Appreciation
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                          N/A               10.00000
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                                N/A                9.13133
--------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                            N/A                 45,272
--------------------------------------------------------------------------------------------------------
  Diversified Income
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                     10.00000               9.866141
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                           9.866141                9.72676
--------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                      1,112,113              3,898,771
--------------------------------------------------------------------------------------------------------
  The George Putnam Fund of Boston
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                     10.00000               9.299008
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                           9.299008               10.06689
--------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                      2,629,405              6,032,053
--------------------------------------------------------------------------------------------------------
  Global Asset Allocation
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                     10.00000               10.69758
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                           10.69758               10.05067
--------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                        216,789                838,889
--------------------------------------------------------------------------------------------------------
  Global Growth
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                     10.00000              15.664991
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                          15.664991               10.86761
--------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                        809,571              4,838,412
--------------------------------------------------------------------------------------------------------
  Growth and Income
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                     10.00000               9.171812
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                           9.171812                9.77553
--------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                     10,446,547             30,632,434
--------------------------------------------------------------------------------------------------------
  Growth Opportunities
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                          N/A               10.00000
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                                N/A                7.43385
--------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                            N/A              2,350,234
--------------------------------------------------------------------------------------------------------
  Health Sciences
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                     10.00000              10.596764
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                          10.596764               14.54541
--------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                      1,037,948              4,204,909
--------------------------------------------------------------------------------------------------------

For the Years Beginning January 1* and Ending December 31,               1999                  2000
--------------------------------------------------------------------------------------------------------
  SUB-ACCOUNTS
--------------------------------------------------------------------------------------------------------
  High Yield
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                     10.00000               9.933858
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                           9.933858                8.97557
--------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                        688,505              2,014,173
--------------------------------------------------------------------------------------------------------
  Income
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                     10.00000               9.714014
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                           9.714014               10.34068
--------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                        994,313              3,295,896
--------------------------------------------------------------------------------------------------------
  International Growth
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                     10.00000              14.427139
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                          14.427139               12.88479
--------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                      1,416,491              6,476,055
--------------------------------------------------------------------------------------------------------
  International Growth and Income
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                     10.00000              10.968143
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                          10.968143               10.97553
--------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                        515,493              1,708,041
--------------------------------------------------------------------------------------------------------
  International New Opportunities
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                     10.00000              18.134432
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                          18.134432               10.98412
--------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                        389,045              2,234,464
--------------------------------------------------------------------------------------------------------
  Investors
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                     10.00000              12.167781
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                          12.167781                9.77673
--------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                      5,517,617             17,977,266
--------------------------------------------------------------------------------------------------------
  Money Market
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                     10.00000              10.231419
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                          10.231419               10.69269
--------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                      1,261,646              1,736,595
--------------------------------------------------------------------------------------------------------
  New Opportunities
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                     10.00000              15.692325
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                          15.692325               11.43628
--------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                      2,351,890             11,371,847
--------------------------------------------------------------------------------------------------------
  New Value
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                     10.00000               8.795115
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                           8.795115               10.62919
--------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                        626,817              1,659,981
--------------------------------------------------------------------------------------------------------
  OTC & Emerging Growth
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                     10.00000              19.837583
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                          19.837583                9.58058
--------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                        697,007              4,036,834
--------------------------------------------------------------------------------------------------------
  Research
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                     10.00000              11.597614
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                          11.597614               11.22637
--------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                      1,575,893              4,896,412
--------------------------------------------------------------------------------------------------------

For the Years Beginning January 1* and Ending December 31,               1999                  2000
--------------------------------------------------------------------------------------------------------
  SUB-ACCOUNTS
--------------------------------------------------------------------------------------------------------
  Small Cap Value
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                     10.00000              10.301654
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                          10.301654               12.66010
--------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                        451,498              1,493,692
--------------------------------------------------------------------------------------------------------
  Technology
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                          N/A               10.00000
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                                N/A                5.94879
--------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                            N/A              1,027,648
--------------------------------------------------------------------------------------------------------
  Utilities Growth and Income
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                     10.00000               9.986611
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                           9.986611               11.58966
--------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                        585,124              2,469,334
--------------------------------------------------------------------------------------------------------
  Vista
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                     10.00000               14.08793
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                           14.08793               13.34404
--------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                        824,655              4,772,927
--------------------------------------------------------------------------------------------------------
  Voyager
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                     10.00000              14.325845
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                          14.325845               11.80791
--------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                      6,006,888             21,009,950
--------------------------------------------------------------------------------------------------------
  Voyager II
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                          N/A               10.00000
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                                N/A                7.31234
--------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                            N/A                100,680
--------------------------------------------------------------------------------------------------------

*All of the Variable Sub-Accounts were first offered as of April 30, 1999, except as follows: the Putnam VT American Government Income and Growth Opportunities Sub-Accounts were first offered as of February 4, 2000, the Putnam VT Technology Sub-Account was first offered as of July 17, 2000, and the Putnam VT Capital Appreciation and Voyager II Sub-Accounts were first offered as of October 2, 2000. The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 1.25%.

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH VARIABLE SUB-ACCOUNT SINCE INCEPTION*
(WITH THE ENHANCED BENEFICIARY PROTECTION OPTION)
-------------------------------------------------------------------

For the Years Beginning January 1* and Ending December 31,               1999                  2000
--------------------------------------------------------------------------------------------------------
  SUB-ACCOUNTS
--------------------------------------------------------------------------------------------------------
  American Government Income
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                          N/A                10.0000
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                                N/A               11.10017
--------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                            N/A                 67,086
--------------------------------------------------------------------------------------------------------
  Asia Pacific Growth
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                     10.00000              17.419179
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                          17.419179                9.56065
--------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                         32,678                111,342
--------------------------------------------------------------------------------------------------------
  Capital Appreciation
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                          N/A               10.00000
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                                N/A                9.12799
--------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                            N/A                 25,640
--------------------------------------------------------------------------------------------------------
  Diversified Income
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                     10.00000               9.856084
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                           9.856084                9.70217
--------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                        408,577                960,138
--------------------------------------------------------------------------------------------------------
  The George Putnam Fund of Boston
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                     10.00000               9.289512
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                           9.289512               10.04143
--------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                        487,965              1,158,069
--------------------------------------------------------------------------------------------------------
  Global Asset Allocation
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                     10.00000              10.686682
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                          10.686682               10.02527
--------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                         44,565                160,395
--------------------------------------------------------------------------------------------------------
  Global Growth
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                     10.00000              15.649055
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                          15.649055               10.84012
--------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                        274,617              1,013,826
--------------------------------------------------------------------------------------------------------
  Growth and Income
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                     10.00000               9.162457
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                           9.162457                9.75083
--------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                      3,225,308              7,073,174
--------------------------------------------------------------------------------------------------------
  Growth Opportunities
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                          N/A               10.00000
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                                N/A                7.42359
--------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                            N/A                431,626
--------------------------------------------------------------------------------------------------------

For the Years Beginning January 1* and Ending December 31,               1999                  2000
--------------------------------------------------------------------------------------------------------
  SUB-ACCOUNTS
--------------------------------------------------------------------------------------------------------
  Health Sciences
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                     10.00000               10.58596
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                           10.58596               14.50863
--------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                        293,891                960,998
--------------------------------------------------------------------------------------------------------
  High Yield
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                     10.00000               9.923723
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                           9.923723                8.95287
--------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                        223,608                505,686
--------------------------------------------------------------------------------------------------------
  Income
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                     10.00000                 9.7041
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                             9.7041               10.31453
--------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                        271,083                648,170
--------------------------------------------------------------------------------------------------------
  International Growth
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                     10.00000              14.412463
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                          14.412463               12.85222
--------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                        429,465              1,472,538
--------------------------------------------------------------------------------------------------------
  International Growth and Income
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                     10.00000              10.956967
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                          10.956967               10.94779
--------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                        136,651                463,946
--------------------------------------------------------------------------------------------------------
  International New Opportunities
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                     10.00000               18.11602
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                           18.11602               10.95635
--------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                        133,941                621,327
--------------------------------------------------------------------------------------------------------
  Investors
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                     10.00000              12.155375
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                          12.155375                9.75200
--------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                      1,309,524              3,487,766
--------------------------------------------------------------------------------------------------------
  Money Market
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                     10.00000              10.220995
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                          10.220995               10.66566
--------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                        386,731                698,651
--------------------------------------------------------------------------------------------------------
  New Opportunities
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                     10.00000              15.676352
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                          15.676352               11.40735
--------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                        730,176              2,476,574
--------------------------------------------------------------------------------------------------------
  New Value
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                     10.00000               8.786127
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                           8.786127               10.60232
--------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                        137,044                383,895
--------------------------------------------------------------------------------------------------------
  OTC & Emerging Growth
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                     10.00000              19.817403
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                          19.817403                9.55631
--------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                        181,669              1,187,439
--------------------------------------------------------------------------------------------------------

For the Years Beginning January 1* and Ending December 31,               1999                  2000
--------------------------------------------------------------------------------------------------------
  SUB-ACCOUNTS
--------------------------------------------------------------------------------------------------------
  Research
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                     10.00000              11.585792
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                          11.585792               11.19798
--------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                        369,070              1,043,092
--------------------------------------------------------------------------------------------------------
  Small Cap Value
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                     10.00000              10.291145
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                          10.291145               12.62808
--------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                        140,296                364,310
--------------------------------------------------------------------------------------------------------
  Technology
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                          N/A               10.00000
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                                N/A                5.94469
--------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                            N/A                188,496
--------------------------------------------------------------------------------------------------------
  Utilities Growth and Income
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                     10.00000               9.976417
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                           9.976417               11.56036
--------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                        153,652                410,920
--------------------------------------------------------------------------------------------------------
  Vista
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                     10.00000              14.073581
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                          14.073581               13.31031
--------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                        202,009                990,942
--------------------------------------------------------------------------------------------------------
  Voyager
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                     10.00000              14.311263
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                          14.311263               11.77806
--------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                      1,752,111              4,697,679
--------------------------------------------------------------------------------------------------------
  Voyager II
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                          N/A               10.00000
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                                N/A                7.30964
--------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                            N/A                 43,110
--------------------------------------------------------------------------------------------------------

*All of the Variable Sub-Accounts were first offered as of April 30, 1999, except as follows: the Putnam VT American Government Income and Growth Opportunities Sub-Accounts were first offered as of February 4, 2000, the Putnam VT Technology Sub-Account was first offered as of July 17, 2000, and the Putnam VT Capital Appreciation and Voyager II Sub-Accounts were first offered as of October 2, 2000. The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 1.40%.

THE PUTNAM ALLSTATE ADVISOR VARIABLE ANNUITIES (ADVISOR, ADVISOR APEX)

ALLSTATE LIFE INSURANCE COMPANY
P.O. BOX 94036
PALATINE, ILLINOIS 60094-4036
TELEPHONE NUMBER: 1(800) 390-1277                   PROSPECTUS DATED MAY 1, 2001

--------------------------------------------------------------------------------

Allstate Life Insurance Company ("ALLSTATE") is offering the following individual and group flexible premium deferred variable annuity contracts (each, a "CONTRACT"):

- Putnam Allstate Advisor

- Putnam Allstate Advisor Apex (formerly known as Putnam Allstate
  Advisor -- A)

This prospectus contains information about each Contract that you should know before investing. Please keep it for future reference. Contracts may not be available in all states or through your sales representative. Please check with your sales representative for details.

Each Contract currently offers several investment alternatives ("INVESTMENT ALTERNATIVES"). The investment alternatives include up to 3 fixed account options ("FIXED ACCOUNT OPTIONS"), depending on the Contract, and include 27 variable sub-accounts ("VARIABLE SUB-ACCOUNTS") of the Allstate Life Insurance Company Separate Account A ("VARIABLE ACCOUNT"). Each Variable Sub-Account invests exclusively in the class IB shares of one of the following underlying fund portfolios ("FUNDS") of Putnam Variable Trust:

Putnam VT American Government Income Fund       Putnam VT International New Opportunities Fund
Putnam VT Asia Pacific Growth Fund              Putnam VT Investors Fund
Putnam VT Capital Appreciation Fund             Putnam VT Money Market Fund
Putnam VT Diversified Income Fund               Putnam VT New Opportunities Fund
Putnam VT The George Putnam Fund of Boston      Putnam VT New Value Fund
Putnam VT Global Asset Allocation Fund          Putnam VT OTC & Emerging Growth Fund
Putnam VT Global Growth Fund                    Putnam VT Research Fund
Putnam VT Growth and Income Fund                Putnam VT Small Cap Value Fund
Putnam VT Growth Opportunities Fund             Putnam VT Technology Fund
Putnam VT Health Sciences Fund                  Putnam VT Utilities Growth and Income Fund
Putnam VT High Yield Fund                       Putnam VT Vista Fund
Putnam VT Income Fund                           Putnam VT Voyager Fund
Putnam VT International Growth Fund             Putnam VT Voyager Fund II
Putnam VT International Growth and Income Fund

WE (Allstate) have filed a Statement of Additional Information, dated May 1, 2001 , with the Securities and Exchange Commission ("SEC"). It contains more information about each Contract and is incorporated herein by reference, which means that it is legally a part of this prospectus. Its table of contents appears on page 40 of this prospectus. For a free copy, please write or call us at the address or telephone number above, or go to the SEC's Web site (http://www.sec.gov). You can find other information and documents about us, including documents that are legally part of this prospectus, at the SEC's
Web site.
--------------------------------------------------------------------------------

                   THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR
                   DISAPPROVED THE SECURITIES DESCRIBED IN THIS PROSPECTUS, NOR
                   HAS IT PASSED ON THE ACCURACY OR THE ADEQUACY OF THIS
                   PROSPECTUS. ANY ONE WHO TELLS YOU OTHERWISE IS COMMITTING A
                   FEDERAL CRIME.

    IMPORTANT      THE CONTRACTS MAY BE DISTRIBUTED THROUGH BROKER-DEALERS THAT
     NOTICES       HAVE RELATIONSHIPS WITH BANKS OR OTHER FINANCIAL
                   INSTITUTIONS OR BY EMPLOYEES OF SUCH BANKS. HOWEVER, THE
                   CONTRACTS ARE NOT DEPOSITS, OR OBLIGATIONS OF, OR GUARANTEED
                   BY SUCH INSTITUTIONS OR ANY FEDERAL REGULATORY AGENCY.
                   INVESTMENT IN THE CONTRACTS INVOLVES INVESTMENT RISKS,
                   INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                   THE CONTRACTS ARE NOT FDIC INSURED.

                                  - PROSPECTUS

TABLE OF CONTENTS
-------------------------------------------------------------------

                                                                        PAGE
----------------------------------------------------------------------------
OVERVIEW
----------------------------------------------------------------------------
   Important Terms                                                        3
----------------------------------------------------------------------------
   The Contracts At A Glance                                              4
----------------------------------------------------------------------------
   How The Contracts Work                                                 7
----------------------------------------------------------------------------
   Expense Table                                                          8
----------------------------------------------------------------------------
   Financial Information                                                 13
----------------------------------------------------------------------------
CONTRACT FEATURES
----------------------------------------------------------------------------
   The Contract                                                          14
----------------------------------------------------------------------------
   Purchases                                                             15
----------------------------------------------------------------------------
   Contract Value                                                        16
----------------------------------------------------------------------------
   Investment Alternatives                                               17
----------------------------------------------------------------------------
      The Variable Sub-Accounts                                          17
----------------------------------------------------------------------------
      The Fixed Account Options                                          18
----------------------------------------------------------------------------
      Transfers                                                          18
----------------------------------------------------------------------------

----------------------------------------------------------------------------
                                                                        PAGE

   Expenses                                                              20
----------------------------------------------------------------------------
   Access To Your Money                                                  24
----------------------------------------------------------------------------
   Income Payments                                                       25
----------------------------------------------------------------------------
   Death Benefits                                                        30
----------------------------------------------------------------------------
OTHER INFORMATION
----------------------------------------------------------------------------
   More Information                                                      33
----------------------------------------------------------------------------
   Taxes                                                                 35
----------------------------------------------------------------------------
   Performance Information                                               38
----------------------------------------------------------------------------
   Statement of Additional Information Table of Contents                 40
----------------------------------------------------------------------------
APPENDIX A                                                              A-1
----------------------------------------------------------------------------
APPENDIX B                                                              B-1
----------------------------------------------------------------------------
APPENDIX C                                                              C-1
----------------------------------------------------------------------------
APPENDIX D                                                              D-1
----------------------------------------------------------------------------
APPENDIX E                                                              E-1
----------------------------------------------------------------------------

                            2     - PROSPECTUS

IMPORTANT TERMS
-------------------------------------------------------------------

This prospectus uses a number of important terms that you may not be familiar with. The index below identifies the page that describes each term. The first use of each term in this prospectus appears in highlights.

                                                                   PAGE
-----------------------------------------------------------------------
   Accumulation Phase                                                7
-----------------------------------------------------------------------
   Accumulation Unit                                            13, 16
-----------------------------------------------------------------------
   Accumulation Unit Value                                      13, 16
-----------------------------------------------------------------------
   Allstate ("We")                                               1, 33
-----------------------------------------------------------------------
   Annuitant                                                        14
-----------------------------------------------------------------------
   Automatic Additions Program                                      15
-----------------------------------------------------------------------
   Automatic Fund Rebalancing Program                               20
-----------------------------------------------------------------------
   Beneficiary                                                   7, 14
-----------------------------------------------------------------------
   Cancellation Period                                               4
-----------------------------------------------------------------------
   *Contract                                                  1, 4, 34
-----------------------------------------------------------------------
   Contract Anniversary                                              5
-----------------------------------------------------------------------
   Contract Owner ("You")                                        7, 14
-----------------------------------------------------------------------
   Contract Value                                                6, 16
-----------------------------------------------------------------------
   Contract Year                                                     6
-----------------------------------------------------------------------
   Dollar Cost Averaging Program                                18, 19
-----------------------------------------------------------------------
   Due Proof of Death                                               30
-----------------------------------------------------------------------
   Earnings Protection Death Benefit Option                      5, 30
-----------------------------------------------------------------------
   Enhanced Beneficiary Protection Option                        5, 31
-----------------------------------------------------------------------
   Excess of Earnings Withdrawal                                    31
-----------------------------------------------------------------------
   Fixed Account Options                                         1, 18
-----------------------------------------------------------------------
   Free Withdrawal Amount                                        22-23
-----------------------------------------------------------------------
   Funds                                                         1, 33
-----------------------------------------------------------------------

-----------------------------------------------------------------------
                                                                   PAGE

   Guarantee Period                                                 18
-----------------------------------------------------------------------
   Income Base                                                5, 28-29
-----------------------------------------------------------------------
   Income Plan                                                      25
-----------------------------------------------------------------------
   In-Force Earnings                                                31
-----------------------------------------------------------------------
   In-Force Premium                                                 31
-----------------------------------------------------------------------
   Investment Alternatives                                    1, 17-18
-----------------------------------------------------------------------
   Issue Date                                                        7
-----------------------------------------------------------------------
   Maximum Anniversary Value                                        30
-----------------------------------------------------------------------
   Payout Phase                                                      7
-----------------------------------------------------------------------
   Payout Start Date                                             6, 25
-----------------------------------------------------------------------
   Retirement Income Guarantee Rider                      5, 9, 21, 28
-----------------------------------------------------------------------
   Rider Application Date                                        5, 31
-----------------------------------------------------------------------
   Rider Date                                                   28, 31
-----------------------------------------------------------------------
   Right to Cancel                                               4, 16
-----------------------------------------------------------------------
   SEC                                                               1
-----------------------------------------------------------------------
   Settlement Value                                                 32
-----------------------------------------------------------------------
   Standard Fixed Account Option                                    18
-----------------------------------------------------------------------
   Systematic Withdrawal Program                                    24
-----------------------------------------------------------------------
   Valuation Date                                                   15
-----------------------------------------------------------------------
   Variable Account                                              1, 33
-----------------------------------------------------------------------
   Variable Sub-Account                                          1, 17
-----------------------------------------------------------------------

*In certain states a Contract may be available only as a group Contract. If you purchase a group Contract, we will issue you a certificate that represents your ownership and that summarizes the provisions of the group Contract. References to "Contract" in this prospectus include certificates, unless the context requires otherwise. References to "Contract" also include both Contracts listed on the cover page of this prospectus, unless otherwise noted. However, we administer each Contract separately.

                            3     - PROSPECTUS

OVERVIEW OF CONTRACTS
-------------------------------------------------------------------

The Contracts offer many of the same basic features and benefits. They differ primarily with respect to the charges imposed, as follows:

- The PUTNAM ALLSTATE ADVISOR CONTRACT has a mortality and expense risk charge of 1.25%, an annual contract maintenance charge of $30, a withdrawal charge of up to 7% with a 7 year withdrawal charge period, and an annual Free Withdrawal Amount.

- The PUTNAM ALLSTATE ADVISOR APEX CONTRACT has a front-end sales charge of up to 5.75% of purchase payments, a lower mortality and expense risk charge (0.80%), no contract maintenance charge, a lower withdrawal charge (0.50%) with a shorter withdrawal charge period (1 year), but no Free Withdrawal Amount.

Other differences between the Contracts relate to the available withdrawal charge waivers. For a side-by-side comparison of these differences, please turn to Appendix D of this prospectus.

THE CONTRACTS AT A GLANCE
-------------------------------------------------------------------

The following is a snapshot of the Contracts. Please read the remainder of this prospectus for more information.

FLEXIBLE PAYMENTS                           You can purchase each Contract with as little as:
                                            -  $10,000 for PUTNAM ALLSTATE ADVISOR CONTRACTS
                                            -  $1,000 for PUTNAM ALLSTATE ADVISOR APEX CONTRACTS
                                            We reserve the right to accept a lesser initial purchase
                                            payment amount for each Contract.
                                            Contracts that are QUALIFIED CONTRACTS, which are Contracts issued with a QUALIFIED PLAN, can be purchased with an
                                            initial purchase payment of $500 or more. You can add to
                                            your Contract as often and as much as you like, but each
                                            subsequent payment must be at least $500 ($50 for automatic payments). We reserve the right to accept a lesser initial purchase payment amount. We may limit the amount of any
                                            additional purchase payment to a maximum of $1,000,000. You must maintain a minimum account size of $1,000.
--------------------------------------------------------------------------------------------------------

RIGHT TO CANCEL                             You may cancel your Contract within 20 days of receipt or
                                            any longer period as your state may require ("CANCELLATION
                                            PERIOD"). Upon cancellation, we will return your purchase
                                            payments adjusted, to the extent federal or state law
                                            permits, to reflect the investment experience of any amounts allocated to the Variable Account.

                            4     - PROSPECTUS

--------------------------------------------------------------------------------------------------------

EXPENSES                                    Each Fund pays expenses that you will bear indirectly if you invest in a Variable Sub-Account. You also will bear the
                                            following expenses:

                                            PUTNAM ALLSTATE ADVISOR CONTRACTS
                                            -  Annual mortality and expense risk charge equal to 1.25%
                                               of average daily net assets
                                            -  Annual contract maintenance charge of $30 (waived in
                                               certain cases)
                                            -  Withdrawal charges ranging from 0% to 7% of purchase
                                               payments withdrawn (with certain exceptions)

                                            PUTNAM ALLSTATE ADVISOR APEX CONTRACTS
                                            -  Annual mortality and expense risk charge equal to 0.80%
                                               of average daily net assets
                                            -  Front end sales charge ranging from 5.75% to 0.50% of the amount of purchase payments
                                            -  Withdrawal charge equal to 0.50% of purchase payments
                                               withdrawn during the first Contract Year (currently only
                                               assessed on Contracts that have total purchase payments
                                               of at least $1,000,000)

                                            ALL CONTRACTS
                                            -  If you select the ENHANCED BENEFICIARY PROTECTION OPTION you would pay an additional mortality and expense risk
                                               charge of 0.15%.
                                            -  If you select the EARNINGS PROTECTION DEATH BENEFIT
                                               OPTION you would pay an additional mortality and expense
                                               risk charge of 0.20% or 0.35% (depending on the age of
                                               the oldest Owner and Annuitant on the date we receive the
                                               completed application or request to add the Option,
                                               whichever is later ("RIDER APPLICATION DATE"))
                                            -  If you select a RETIREMENT INCOME GUARANTEE RIDER you
                                               would pay an additional fee at the annual rate of 0.05%
                                               or 0.30% (depending on the option you select) of the
                                               INCOME BASE in effect on a Contract anniversary
                                               ("CONTRACT ANNIVERSARY")
                                            -  Transfer fee equal to 0.50% of the amount transferred
                                               after 12th transfer in any Contract year
                                            -  State premium tax (if your state imposes one)
--------------------------------------------------------------------------------------------------------

INVESTMENT ALTERNATIVES                     Each Contract offers several investment alternatives
                                            including:
                                            -  3 Fixed Account Options that credit interest at rates we guarantee, and
                                            -  27 Variable Sub-Accounts investing in Funds offering
                                               professional money management by Putnam Investment
                                               Management, Inc.
                                            To find out current rates being paid on the Fixed Account
                                            Option(s), or to find out how the Variable Sub-Accounts have performed, please call us at 1-800-390-1277.

                            5     - PROSPECTUS

--------------------------------------------------------------------------------------------------------

SPECIAL SERVICES                            For your convenience, we offer these special services:
                                            -  AUTOMATIC FUND REBALANCING PROGRAM
                                            -  AUTOMATIC ADDITIONS PROGRAM
                                            -  DOLLAR COST AVERAGING PROGRAM
                                            -  SYSTEMATIC WITHDRAWAL PROGRAM
--------------------------------------------------------------------------------------------------------

INCOME PAYMENTS                             You can choose fixed income payments, variable income
                                            payments, or a combination of the two. You can receive your income payments in one of the following ways:
                                            -  life income with guaranteed payments
                                            -  a joint and survivor life income with guaranteed payments
                                            -  guaranteed payments for a specified period
                                            -  combination life income and guaranteed payments for a
                                               specified period
                                            -  combination joint and survivor life income and guaranteed payments for a specified period
                                            -  life income with cash refund
                                            -  joint life income with cash refund
                                            -  life income with installment refund
                                            -  joint life income with installment refund
                                            Allstate also offers two Retirement Income Guarantee Riders that allow you to lock in a dollar amount that you can apply towards fixed income payments.
--------------------------------------------------------------------------------------------------------

DEATH BENEFITS                              If you die before income payments begin, we will pay the
                                            death benefit described in the Contract. We also offer an
                                            Enhanced Beneficiary Protection Option and an Earnings
                                            Protection Death Benefit Option.
--------------------------------------------------------------------------------------------------------

TRANSFERS                                   Before the PAYOUT START DATE, you may transfer your CONTRACT
                                            VALUE among the investment alternatives, with certain
                                            restrictions. The minimum amount you may transfer is $100 or the amount remaining in the investment alternative, if less.

                                            A charge may apply after the 12th transfer in each Contract year ("CONTRACT YEAR"), which we measure from the date we
                                            issue your Contract or a Contract Anniversary.
--------------------------------------------------------------------------------------------------------

WITHDRAWALS                                 You may withdraw some or all of your Contract Value at
                                            anytime during the Accumulation Phase and during the Payout
                                            Phase in certain cases. In general, you must withdraw at
                                            least $50 at a time ($1,000 during the Payout Phase). A 10%
                                            federal tax penalty may apply if you withdraw before you are
                                            59 1/2 years old. A withdrawal charge also may apply.

                            6     - PROSPECTUS

HOW THE CONTRACTS WORK
-------------------------------------------------------------------

Each Contract basically works in two ways.

First, each Contract can help you (we assume you are the "CONTRACT OWNER") save for retirement because you can invest in up to 30 investment alternatives and pay no federal income taxes on any earnings until you withdraw them. You do this during what we call the "ACCUMULATION PHASE" of the Contract. The Accumulation Phase begins on the date we issue your Contract (we call that date the "ISSUE DATE") and continues until the Payout Start Date, which is the date we apply your money to provide income payments. During the Accumulation Phase, you may allocate your purchase payments to any combination of the Variable Sub-Accounts and/or Fixed Account Options. If you invest in a Fixed Account Option, you will earn a fixed rate of interest that we declare periodically. If you invest in any of the Variable Sub-Accounts, your investment return will vary up or down depending on the performance of the corresponding Funds.

Second, each Contract can help you plan for retirement because you can use it to receive retirement income for life and/or for a pre-set number of years, by selecting one of the income payment options (we call these "INCOME PLANS") described on page 25. You receive income payments during what we call the "PAYOUT PHASE" of the Contract, which begins on the Payout Start Date and continues until we make the last payment required by the Income Plan you select. During the Payout Phase, if you select a fixed income payment option, we guarantee the amount of your payments, which will remain fixed. If you select a variable income payment option, based on one or more of the Variable Sub-Accounts, the amount of your payments will vary up or down depending on the performance of the corresponding Funds. The amount of money you accumulate under your Contract during the Accumulation Phase and apply to an Income Plan will determine the amount of your income payments during the Payout Phase.

The timeline below illustrates how you might use your Contract.

         ISSUE           ACCUMULATION PHASE       PAYOUT START      PAYOUT PHASE
          DATE                                        DATE
  ------------------------------------------------------------------------------------------------------------
  You buy               You save for          You start receiving   You can receive       Or you can
  a Contract            retirement            income                income payments       receive income
                                              payments or receive   for a set period      payments for life
                                              a lump sum payment

Other income payment options are also available. See "INCOME PAYMENTS."

As the Contract Owner, you exercise all of the rights and privileges provided by the Contract. If you die, any surviving Contract Owner or, if there is none, the BENEFICIARY will exercise the rights and privileges provided by the Contract. SEE "The Contract." In addition, if you die before the Payout Start Date, we will pay a death benefit to any surviving Contract Owner or, if there is none, to your Beneficiary. SEE "Death Benefits."

Please call us at 1-800-390-1277 if you have any question about how the Contracts work.

                            7     - PROSPECTUS

EXPENSE TABLE
-------------------------------------------------------------------

The table below lists the expenses that you will bear directly or indirectly when you buy a Contract. The table and the examples that follow do not reflect premium taxes that may be imposed by the state where you reside. For more information about Variable Account expenses, see "Expenses," below. For more information about Fund expenses, please refer to the accompanying prospectus for the Funds.

CONTRACT OWNER TRANSACTION EXPENSES
Sales Charge Imposed on Purchases (as a percentage of purchase payments)

Contract:
----------------------------------------------------------------------------------------------
Putnam Allstate Advisor                                                                   None
----------------------------------------------------------------------------------------------

Putnam Allstate Advisor Apex:           Purchase Payment Amount            Sales Charge Percentage
--------------------------------------------------------------------------------------------------
                               Less than $50,000                                    5.75%
--------------------------------------------------------------------------------------------------
                               At least $50,000 but less than $100,000              4.50%
--------------------------------------------------------------------------------------------------
                               At least $100,000 but less than $250,000             3.50%
--------------------------------------------------------------------------------------------------
                               At least $250,000 but less than $500,000             2.50%
--------------------------------------------------------------------------------------------------
                               At least $500,000 but less than $1,000,000           2.00%
--------------------------------------------------------------------------------------------------
                               At least $1,000,000                                  0.50%
--------------------------------------------------------------------------------------------------

Withdrawal Charge (as a percentage of purchase payments withdrawn)*

                                Number of Complete Years Since We Received Payment
Contract:                       Being Withdrawn/Applicable Charge:
--------------------------------------------------
                                ------------------------------------------------------------------
Putnam Allstate Advisor          0          1         2     3      4      5      6          7+
--------------------------------------------------------------------------------------------------
                                  7%            7%    6%    5%     4%     3%     2%             0%

Putnam Allstate Advisor Apex     0          1+
--------------------------------------------------------------------------------------------------
                                0.5%**          0%
--------------------------------------------------------------------------------------------------

Annual Contract Maintenance Charge

Contract:
---------------------------------------------------------------------------------------------
Putnam Allstate Advisor                                                                $30***
---------------------------------------------------------------------------------------------
Putnam Allstate Advisor Apex                                                             None
---------------------------------------------------------------------------------------------

   * Under PUTNAM ALLSTATE ADVISOR CONTRACTS, each Contract Year, you may withdraw up to the FREE WITHDRAWAL AMOUNT offered under your Contract without incurring a withdrawal charge. SEE "Withdrawal Charges," for more information.

  ** Currently assessed on Contracts that have total purchase payments of at least $1,000,000.

 *** Waived in certain cases. SEE "Expenses."
--------------------------------------------------------------------------------

Transfer Fee                                                    0.50% of the amount transferred****
---------------------------------------------------------------------------------------------------

**** Applies solely to the 13th and subsequent transfers within a Contract Year, excluding transfers due to dollar cost averaging and automatic fund rebalancing.

                            8     - PROSPECTUS

VARIABLE ACCOUNT ANNUAL EXPENSES
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSET VALUE
DEDUCTED FROM EACH VARIABLE SUB-ACCOUNT)

PUTNAM ALLSTATE ADVISOR:

                                                                                                            With the Earnings
                                                                                                         Protection Death Benefit
                                                              With the Enhanced      With the Earnings   Option and the Enhanced
                                                            Beneficiary Protection   Protection Death     Beneficiary Protection
                                           Basic Contract           Option            Benefit Option              Option
---------------------------------------------------------------------------------------------------------------------------------
Mortality and Expense Risk Charge              1.25%                1.40%                  1.60%*                 1.75%*
---------------------------------------------------------------------------------------------------------------------------------
Total Variable Account Annual Expenses         1.25%                1.40%                  1.60%                  1.75%
---------------------------------------------------------------------------------------------------------------------------------

PUTNAM ALLSTATE ADVISOR APEX:


Mortality and Expense Risk Charge                   0.80%              0.95%              1.15%*                 1.30%*
-------------------------------------------------------------------------------------------------------------------------------
Total Variable Account Annual Expenses              0.80%              0.95%              1.15%                  1.30%
-------------------------------------------------------------------------------------------------------------------------------

   * The mortality and expense risk charge shown for the Earnings Protection Death Benefit Option reflects a charge of 0.35% for the Option, assuming the age of the oldest Contract Owner or Annuitant is over 65, and both are 75 or younger on the Rider Application Date. If the age of the oldest Contract Owner and Annuitant is 65 or younger on the Rider Application Date, the charge for the Option is 0.20% and the mortality and expense risk charge shown for Contracts with this Option would be lower by 0.15%.

RETIREMENT INCOME GUARANTEE RIDER EXPENSES
If you select a Retirement Income Guarantee Rider, you would pay an additional fee at the annual rate of 0.05% or 0.30% (depending on the Option you select) of the Income Base in effect on a Contract Anniversary. See "Retirement Income Guarantee Riders" for details.

                            9     - PROSPECTUS

FUND ANNUAL EXPENSES (AFTER VOLUNTARY REDUCTIONS AND REIMBURSEMENTS) (AS A PERCENTAGE OF PORTFOLIO AVERAGE DAILY NET ASSETS)(1)
CLASS IB SHARES

                                                          Management           Rule 12b-1           Other           Total Annual
Portfolio                                                    Fees               Fees(1)            Expenses         Fund Expenses
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT American Government Income Fund (2)                0.45%               0.25%              0.45%               1.15%*
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Asia Pacific Growth Fund                           0.80%               0.25%              0.27%               1.32%
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Capital Appreciation Fund                          0.65%               0.25%              0.27%               1.77%*
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Diversified Income Fund                            0.68%               0.25%              0.10%               1.03%
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT The George Putnam Fund of Boston                   0.65%               0.25%              0.11%               1.01%
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Global Asset Allocation Fund                       0.65%               0.25%              0.14%               1.04%
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Global Growth Fund                                 0.66%               0.25%              0.10%               1.01%
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Growth and Income Fund                             0.46%               0.25%              0.04%               0.75%
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Growth Opportunities Fund                          0.70%               0.25%              0.16%               1.11%*
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Health Sciences Fund                               0.70%               0.25%              0.09%               1.04%
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT High Yield Fund                                    0.66%               0.25%              0.08%               0.99%
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Income Fund                                        0.61%               0.25%              0.06%               0.92%
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT International Growth Fund                          0.76%               0.25%              0.18%               1.19%
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT International Growth and Income Fund               0.80%               0.25%              0.17%               1.22%
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT International New Opportunities Fund               1.00%               0.25%              0.21%               1.46%
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Investors Fund                                     0.58%               0.25%              0.07%               0.90%
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Money Market Fund                                  0.42%               0.25%              0.08%               0.75%
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT New Opportunities Fund                             0.52%               0.25%              0.05%               0.82%
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT New Value Fund                                     0.70%               0.25%              0.09%               1.04%
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT OTC & Emerging Growth Fund                         0.70%               0.25%              0.11%               1.06%
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Research Fund                                      0.65%               0.25%              0.13%               1.03%
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Small Cap Value Fund                               0.80%               0.25%              0.30%               1.35%
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Technology Fund                                    1.00%               0.25%              0.78%               2.03%*
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Utilities Growth and Income Fund                   0.65%               0.25%              0.07%               0.97%
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Vista Fund                                         0.60%               0.25%              0.07%               0.92%
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Voyager Fund                                       0.51%               0.25%              0.05%               0.81%
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Voyager Fund II                                    0.70%               0.25%              0.30%               1.25%*
---------------------------------------------------------------------------------------------------------------------------------

(1) Figures shown in the table are based on the Funds' most recent fiscal year ended December 31, 2000. Figures shown in the table include amounts paid through expense offset and brokerage service arrangements. The 12b-1 fees have been restated to reflect an increase in the 12b-1 fees currently payable to Putnam Investment Management, LLC ("Putnam Management"). The Trustees currently limit payments on class IB shares to 0.25% of average daily net assets. Actual 12b-1 fees during the most recent fiscal year were 0.15% of average daily net assets. See the Funds' prospectus for more information about Rule 12b-1 fees payable under the Funds' distribution plan.

(2) In order to limit expenses for Putnam VT American Government Income Fund, Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through December 31, 2001 to the extent that the expenses of the fund (exclusive of brokerage, interest, taxes and extraordinary expenses, and payments under the fund's distribution plans) would exceed an annual rate of 0.90% of the fund's average net assets. For the purpose of determining any such limitation on Putnam Management's compensation, expenses of the fund do not reflect the application of commissions or cash management credits that may reduce designated fund expenses. Had the expense limitation not been in effect "Total Annual Fund Expenses" would have been 1.35%.

* Expenses are estimated based upon expenses incurred for the fund's last fiscal year.

                            10    - PROSPECTUS

EXAMPLE 1

The example below shows the dollar amount of expenses that you would bear directly or indirectly if you:

- invested $1,000 in a Variable Sub-Account,

- earned a 5% annual return on your investment,

- surrendered your Contract, or began receiving income payments for a specified period of less than 120 months, at the end of each time period (no withdrawal charge is included in the calculations for the Putnam Allstate Advisor Apex Contracts because no withdrawal charge applies after one year),

- elect the Enhanced Beneficiary Protection Option,

- elect the Earnings Protection Death Benefit Option (assuming age of oldest Contract Owner or Annuitant is over age 65, and both are age 75 or younger on the Rider Application Date), and

- elect Retirement Income Guarantee Rider 2 (assuming Income Base B).

THE EXAMPLE ASSUMES THAT ANY FUND EXPENSE WAIVERS OR REIMBURSEMENT ARRANGEMENTS DESCRIBED IN THE FOOTNOTES ABOVE ARE IN EFFECT FOR THE TIME PERIODS PRESENTED BELOW. THE EXAMPLE DOES NOT INCLUDE ANY TAXES OR TAX PENALTIES YOU MAY BE REQUIRED TO PAY IF YOU SURRENDER YOUR CONTRACT.

                                               Putnam Allstate Advisor                       Putnam Allstate Advisor Apex
                                     --------------------------------------------    --------------------------------------------
Sub-Account                           1 Year      3 Year      5 Year     10 Year      1 Year      3 Year      5 Year     10 Year
---------------------------------------------------------------------------------------------------------------------------------
Putnam American Government Income      $ 93        $145        $200        $366        $34         $103        $174        $366
---------------------------------------------------------------------------------------------------------------------------------
Putnam Asia Pacific Growth             $ 95        $150        $208        $382        $35         $108        $183        $382
---------------------------------------------------------------------------------------------------------------------------------
Putnam Capital Appreciation            $ 93        $146        $201        $368        $85         $141        $199        $360
---------------------------------------------------------------------------------------------------------------------------------
Putnam Diversified Income              $ 92        $141        $194        $355        $32         $ 99        $168        $355
---------------------------------------------------------------------------------------------------------------------------------
The George Putnam Fund of Boston       $ 92        $141        $193        $353        $32         $ 98        $167        $353
---------------------------------------------------------------------------------------------------------------------------------
Putnam Global Asset Allocation         $ 92        $142        $194        $356        $32         $ 99        $169        $356
---------------------------------------------------------------------------------------------------------------------------------
Putnam Global Growth                   $ 92        $141        $193        $353        $32         $ 98        $167        $353
---------------------------------------------------------------------------------------------------------------------------------
Putnam Growth and Income               $ 89        $133        $160        $327        $29         $ 90        $154        $327
---------------------------------------------------------------------------------------------------------------------------------
Putnam Growth Opportunities            $ 93        $144        $198        $362        $33         $101        $172        $362
---------------------------------------------------------------------------------------------------------------------------------
Putnam Health Sciences                 $ 92        $141        $193        $353        $32         $ 98        $167        $353
---------------------------------------------------------------------------------------------------------------------------------
Putnam High Yield                      $ 91        $140        $192        $351        $32         $ 98        $166        $351
---------------------------------------------------------------------------------------------------------------------------------
Putnam Income                          $ 91        $138        $188        $344        $31         $ 96        $163        $344
---------------------------------------------------------------------------------------------------------------------------------
Putnam International Growth and
  Income                               $ 94        $147        $203        $373        $34         $105        $178        $373
---------------------------------------------------------------------------------------------------------------------------------
Putnam International Growth            $ 93        $146        $202        $370        $34         $104        $176        $370
---------------------------------------------------------------------------------------------------------------------------------
Putnam International New
  Opportunities                        $ 96        $154        $215        $395        $37         $112        $190        $395
---------------------------------------------------------------------------------------------------------------------------------
Putnam Investors                       $ 90        $137        $187        $342        $31         $ 95        $162        $342
---------------------------------------------------------------------------------------------------------------------------------
Putnam Money Market                    $ 89        $133        $180        $327        $29         $ 90        $154        $327
---------------------------------------------------------------------------------------------------------------------------------
Putnam New Opportunities               $ 90        $135        $183        $334        $30         $ 93        $158        $334
---------------------------------------------------------------------------------------------------------------------------------
Putnam New Value                       $ 92        $142        $194        $356        $32         $ 99        $169        $356
---------------------------------------------------------------------------------------------------------------------------------
Putnam OTC & Emerging Growth           $ 92        $142        $195        $357        $33         $100        $170        $357
---------------------------------------------------------------------------------------------------------------------------------
Putnam Research                        $ 92        $141        $194        $355        $32         $ 99        $168        $355
---------------------------------------------------------------------------------------------------------------------------------
Putnam Small Cap Value                 $ 95        $151        $210        $385        $36         $109        $184        $385
---------------------------------------------------------------------------------------------------------------------------------
Putnam Technology                      $102        $171        $243        $446        $43         $129        $217        $446
---------------------------------------------------------------------------------------------------------------------------------
Putnam Utilities Growth and Income     $ 91        $140        $191        $349        $32         $ 97        $165        $349
---------------------------------------------------------------------------------------------------------------------------------
Putnam Vista                           $ 91        $138        $188        $344        $31         $ 96        $163        $344
---------------------------------------------------------------------------------------------------------------------------------
Putnam Voyager                         $ 90        $135        $183        $333        $30         $ 92        $157        $333
---------------------------------------------------------------------------------------------------------------------------------
Putnam Voyager II                      $ 94        $148        $205        $376        $85         $143        $203        $367
---------------------------------------------------------------------------------------------------------------------------------

                            11    - PROSPECTUS

EXAMPLE 2

Same assumptions as Example 1 above, except that you decide not to surrender your Contract, or you begin receiving income payments for at least 120 months if under an Income Plan for a specified period, at the end of each period.

                                               Putnam Allstate Advisor                       Putnam Allstate Advisor Apex
                                     --------------------------------------------    --------------------------------------------
Sub-Account                           1 Year      3 Year      5 Year     10 Year      1 Year      3 Year      5 Year     10 Year
---------------------------------------------------------------------------------------------------------------------------------
Putnam American Government Income      $ 84        $140        $198        $356        $84         $140        $198        $356
---------------------------------------------------------------------------------------------------------------------------------
Putnam Asia Pacific Growth             $ 86        $145        $207        $374        $86         $145        $207        $374
---------------------------------------------------------------------------------------------------------------------------------
Putnam Capital Appreciation            $ 84        $103        $175        $368        $85         $141        $199        $360
---------------------------------------------------------------------------------------------------------------------------------
Putnam Diversified Income              $ 83        $136        $193        $346        $83         $136        $193        $346
---------------------------------------------------------------------------------------------------------------------------------
The George Putnam Fund of Boston       $ 83        $136        $192        $344        $83         $136        $192        $344
---------------------------------------------------------------------------------------------------------------------------------
Putnam Global Asset Allocation         $ 83        $137        $193        $347        $83         $137        $193        $347
---------------------------------------------------------------------------------------------------------------------------------
Putnam Global Growth                   $ 83        $136        $192        $344        $83         $136        $192        $344
---------------------------------------------------------------------------------------------------------------------------------
Putnam Growth and Income               $ 80        $128        $179        $319        $80         $128        $179        $319
---------------------------------------------------------------------------------------------------------------------------------
Putnam Growth Opportunities            $ 84        $139        $196        $354        $84         $139        $196        $354
---------------------------------------------------------------------------------------------------------------------------------
Putnam Health Sciences                 $ 83        $137        $183        $347        $83         $137        $183        $347
---------------------------------------------------------------------------------------------------------------------------------
Putnam High Yield                      $ 83        $135        $191        $343        $83         $135        $191        $343
---------------------------------------------------------------------------------------------------------------------------------
Putnam Income                          $ 82        $133        $187        $336        $82         $133        $187        $336
---------------------------------------------------------------------------------------------------------------------------------
Putnam International Growth and
  Income                               $ 85        $142        $202        $364        $85         $142        $202        $364
---------------------------------------------------------------------------------------------------------------------------------
Putnam International Growth            $ 85        $141        $200        $361        $85         $141        $200        $361
---------------------------------------------------------------------------------------------------------------------------------
Putnam International New
  Opportunities                        $ 87        $149        $213        $386        $87         $149        $213        $386
---------------------------------------------------------------------------------------------------------------------------------
Putnam Investors                       $ 82        $133        $186        $334        $82         $133        $186        $334
---------------------------------------------------------------------------------------------------------------------------------
Putnam Money Market                    $ 80        $128        $179        $319        $80         $128        $179        $319
---------------------------------------------------------------------------------------------------------------------------------
Putnam New Opportunities               $ 81        $130        $182        $326        $81         $130        $182        $326
---------------------------------------------------------------------------------------------------------------------------------
Putnam New Value                       $ 83        $137        $193        $347        $83         $137        $193        $347
---------------------------------------------------------------------------------------------------------------------------------
Putnam OTC & Emerging Growth           $ 83        $137        $194        $349        $83         $137        $194        $349
---------------------------------------------------------------------------------------------------------------------------------
Putnam Research                        $ 83        $136        $193        $346        $83         $136        $193        $346
---------------------------------------------------------------------------------------------------------------------------------
Putnam Small Cap Value                 $ 86        $146        $208        $376        $86         $146        $208        $376
---------------------------------------------------------------------------------------------------------------------------------
Putnam Technology                      $ 93        $165        $240        $437        $93         $165        $240        $437
---------------------------------------------------------------------------------------------------------------------------------
Putnam Utilities Growth and Income     $ 83        $135        $190        $341        $83         $135        $190        $341
---------------------------------------------------------------------------------------------------------------------------------
Putnam Vista                           $ 82        $133        $187        $336        $82         $133        $187        $336
---------------------------------------------------------------------------------------------------------------------------------
Putnam Voyager                         $ 81        $130        $182        $325        $81         $130        $182        $325
---------------------------------------------------------------------------------------------------------------------------------
Putnam Voyager II                      $ 35        $106        $179        $376        $85         $143        $203        $367
---------------------------------------------------------------------------------------------------------------------------------

PLEASE REMEMBER THAT YOU ARE LOOKING AT EXAMPLES AND NOT A REPRESENTATION OF PAST OR FUTURE EXPENSES. YOUR ACTUAL EXPENSES MAY BE LOWER OR GREATER THAN THOSE SHOWN ABOVE. SIMILARLY, YOUR RATE OF RETURN MAY BE LOWER OR GREATER THAN 5%, WHICH IS NOT GUARANTEED. THE ABOVE EXAMPLES ASSUME THE ELECTION OF THE ENHANCED BENEFICIARY PROTECTION OPTION, THE EARNINGS PROTECTION DEATH BENEFIT OPTION (ASSUMING OLDEST CONTRACT OWNER OR ANNUITANT IS OVER AGE 65, AND BOTH ARE AGE 75 OR YOUNGER ON THE RIDER APPLICATION DATE), AND THE RETIREMENT INCOME GUARANTEE RIDER 2 AND THAT INCOME BASE B IS APPLIED. IF ANY OR ALL OF THESE FEATURES WERE NOT ELECTED, THE EXPENSE FIGURES SHOWN ABOVE WOULD BE SLIGHTLY LOWER. TO REFLECT THE CONTRACT MAINTENANCE CHARGE IN THE EXAMPLES (FOR PUTNAM ALLSTATE ADVISOR CONTRACTS ONLY), WE ESTIMATED AN EQUIVALENT PERCENTAGE CHARGE, BASED ON AN ASSUMED AVERAGE CONTRACT SIZE OF $45,000. IF THE ACTUAL AVERAGE CONTRACT SIZE OF $57,320 WERE USED, NO CONTRACT MAINTENANCE CHARGE WOULD BE APPLICABLE, AND THE EXPENSE FIGURES SHOWN ABOVE WOULD BE SLIGHTLY LOWER. THE FIGURES FOR THE PUTNAM ALLSTATE ADVISOR APEX CONTRACT ASSUME A 5.75% SALES CHARGE.

                            12    - PROSPECTUS

FINANCIAL INFORMATION
-------------------------------------------------------------------

To measure the value of your investment in the Variable Sub-Accounts during the Accumulation Phase, we use a unit of measure we call the "ACCUMULATION UNIT." Each Variable Sub-Account has a separate value for its Accumulation Units we call "ACCUMULATION UNIT VALUE." Accumulation Unit Value is analogous to, but not the same as, the share price of a mutual fund.

Accumulation Unit Values for PUTNAM ALLSTATE ADVISOR AND PUTNAM ALLSTATE ADVISOR APEX CONTRACTS appear in Appendix E. No separate Accumulation Unit Values reflecting the Earnings Protection Death Benefit Option are shown because the Option was first offered on May 1, 2001. The financial statements of Allstate and the Variable Account appear in the Statement of Additional Information.

                            13    - PROSPECTUS

THE CONTRACT
-------------------------------------------------------------------

CONTRACT OWNER
Each Contract is an agreement between you, the Contract Owner, and Allstate, a life insurance company. As the Contract Owner, you may exercise all of the rights and privileges provided to you by the Contract. That means it is up to you to select or change (to the extent permitted):

- the investment alternatives during the Accumulation and Payout Phases,

- the amount and timing of your purchase payments and withdrawals,

- the programs you want to use to invest or withdraw money,

- the income payment plan you want to use to receive retirement income,

- the Annuitant (either yourself or someone else) on whose life the income payments will be based,

- the Beneficiary or Beneficiaries who will receive the benefits that the Contract provides when the last surviving Contract Owner or the Annuitant dies, and

- any other rights that the Contract provides, including restricting income payments to beneficiaries.

If you die, any surviving joint Contract Owner or, if none, the Beneficiary will exercise the rights and privileges provided to them by the Contract. The Contract cannot be jointly owned by both a non-natural person and a natural person. The maximum age of any Contract Owner cannot exceed 90 as of the date we receive the completed application. If you select the Enhanced Beneficiary Protection Option, Earnings Protection Death Benefit Option or a Retirement Income Guarantee Rider, the maximum age of any Contract Owner on the date we receive the completed application or request to add the Option, whichever is later ("Rider Application Date") is currently 75.

You can use the Contract with or without a qualified plan. A qualified plan is a retirement savings plan, such as an IRA or tax-sheltered annuity, that meets the requirements of the Internal Revenue Code. Qualified plans may limit or modify your rights and privileges under the Contract. We use the term "QUALIFIED CONTRACT" to refer to a Contract issued with a qualified plan. See "TAX QUALIFIED CONTRACTS" on page 37.

You may change the Contract Owner at any time. Once we have received a satisfactory written request for a change of Contract Owner, the change will take effect as of the date you signed it. We are not liable for any payment we make or other action we take before receiving any written request for a change from you.

ANNUITANT
The Annuitant is the individual whose age determines the latest Payout Start Date and whose life determines the amount and duration of income payments (other than under Income Plans with guaranteed payments for a specified period). You may name a new Annuitant only upon the death of the current Annuitant. You may designate a joint Annuitant, who is a second person on whose life income payments depend, at the time you select an Income Plan. The maximum age of any Annuitant cannot exceed 90 as of the date we receive the completed application. If you select the Enhanced Beneficiary Protection Option, Earnings Protection Death Benefit Option or a Retirement Income Guarantee Rider, the maximum age of any Annuitant on the Rider Application Date is 75.

If you select an Income Plan that depends on the Annuitant or a joint Annuitant's life, we may require proof of age and sex before income payments begin and proof that the Annuitant or joint Annuitant is still alive before we make each payment.

BENEFICIARY
The Beneficiary is the person who may elect to receive the death benefit or become the new Contract Owner if the sole surviving Contract Owner dies before the Payout Start Date. If the sole surviving Contract Owner dies after the Payout Start Date, the Beneficiary will receive any guaranteed income payments scheduled to continue.

You may name one or more Beneficiaries when you apply for a Contract. You may restrict income payments to Beneficiaries. You may change or add Beneficiaries at any time by writing to us before income payments begin, unless you have designated an irrevocable Beneficiary. We will provide a change of Beneficiary form to be signed and filed with us. Any change will be effective at the time you sign the written notice. Until we receive your written notice to change a Beneficiary, we are entitled to rely on the most recent Beneficiary information in our files. We will not be liable as to any payment or settlement made prior to receiving the written notice. Accordingly, if you wish to change your Beneficiary, you should deliver your written notice to us promptly.

If you did not name a Beneficiary or unless otherwise provided in the Beneficiary designation, if a Beneficiary predeceases the owner and there are no other surviving Beneficiaries, the new Beneficiary will be:

- your spouse or, if he or she is no longer alive,

- your surviving children equally, or if you have no surviving children,

- your estate.

                            14    - PROSPECTUS

If more than one Beneficiary survives you, we will divide the death benefit among your Beneficiaries according to your most recent written instructions. If you have not given us written instructions, we will pay the death benefit in equal amounts to the Beneficiaries. If one of the Beneficiaries dies before you, we will divide the death benefit among the surviving Beneficiaries.

MODIFICATION OF THE CONTRACT
Only an Allstate officer may approve a change in or waive any provision of the Contract. Any change or waiver must be in writing. None of our agents has the authority to change or waive the provisions of the Contract. We may not change the terms of the Contract without your consent, except to conform the Contract to applicable law or changes in the law. If a provision of the Contract is inconsistent with state law, we will follow state law.

ASSIGNMENT
We will not honor an assignment of an interest in a Contract as collateral or security for a loan. No Beneficiary may assign benefits under the Contract until they are due. We will not be bound by any assignment until the assignor signs it and files it with us. We are not responsible for the validity of any assignment. Federal law prohibits or restricts the assignment of benefits under many types of retirement plans and the terms of such plans may themselves contain restrictions on assignments. An assignment may also result in taxes or tax penalties. YOU SHOULD CONSULT WITH AN ATTORNEY BEFORE TRYING TO ASSIGN YOUR CONTRACT.

PURCHASES
-------------------------------------------------------------------

MINIMUM PURCHASE PAYMENTS
The minimum initial purchase payment for each Contract is as follows:

- $10,000 for PUTNAM ALLSTATE ADVISOR CONTRACTS

- $1,000 for PUTNAM ALLSTATE ADVISOR APEX CONTRACTS

The minimum initial purchase payment for Qualified Contracts is $500. All subsequent purchase payments under a Contract must be $500 or more. You may make purchase payments at any time prior to the Payout Start Date; however, additional payments may be limited in some states. Please consult with your representative for details. The most we accept without our prior approval is $1 million. We reserve the right to accept a lesser initial purchase payment amount. We reserve the right to limit the availability of the investment alternatives for additional investments. We also reserve the right to reject any application.

AUTOMATIC ADDITIONS PROGRAM
You may make subsequent purchase payments of $50 or more per month by automatically transferring money from your bank account. Please consult with your sales representative for detailed information. The AUTOMATIC ADDITIONS PROGRAM is not available for making purchase payments into the 6 or 12 Month Dollar Cost Averaging Options.

ALLOCATION OF PURCHASE PAYMENTS
At the time you apply for a Contract, you must decide how to allocate your purchase payment among the investment alternatives. FOR PUTNAM ALLSTATE ADVISOR APEX CONTRACTS, EACH PURCHASE PAYMENT ALLOCATED TO AN INVESTMENT ALTERNATIVE WILL BE REDUCED BY THE APPLICABLE SALES CHARGE. The allocation you specify on your application will be effective immediately. All allocations must be in whole percents that total 100% or in whole dollars. You can change your allocations by calling 1-800-390-1277.

We will allocate your purchase payments to the investment alternatives according to your most recent instructions on file with us. Unless you notify us in writing otherwise, we will allocate subsequent purchase payments according to the allocation for the previous purchase payment. We will effect any change in allocation instructions at the time we receive written notice of the change in good order.

We will credit the initial purchase payment that accompanies your completed application to your Contract within 2 business days after we receive the payment at our home office. If your application is incomplete, we will ask you to complete your application within 5 business days. If you do so, we will credit your initial purchase payment to your Contract within that 5 business day period. If you do not, we will return your purchase payment at the end of the 5 business day period unless you expressly allow us to hold it until you complete the application. We will credit subsequent purchase payments to the Contract at the close of the business day on which we receive the purchase payment at our home office.

We use the term "business day" to refer to each day Monday through Friday that the New York Stock Exchange is open for business. We also refer to these days as "Valuation Dates." Our business day closes when the New York Stock Exchange closes, usually 4 p.m. Eastern Time (3 p.m. Central Time). If we receive your purchase payment after 3 p.m. Central Time on any Valuation Date, we will credit your purchase payment

                            15    - PROSPECTUS
using the Accumulation Unit Values computed on the next Valuation Date.

RIGHT TO CANCEL
You may cancel your Contract by returning it to us within the Cancellation Period, which is the 20 day period after you receive the Contract, or such longer period that your state may require. You may return it by delivering it or mailing it to us. If you exercise this "Right to Cancel," the Contract terminates and we will pay you the full amount of your purchase payments allocated to the Fixed Account. We also will return your purchase payments allocated to the Variable Account adjusted, to the extent federal or state law permits, to reflect investment gain or loss that occurred from the date of allocation through the date of cancellation. If your Contract is qualified under
Section 408 of the Internal Revenue Code, we will refund the greater of any purchase payments or the Contract Value.

CONTRACT VALUE
-------------------------------------------------------------------

On the Issue Date, the Contract Value is equal to:

- your initial purchase payment for PUTNAM ALLSTATE ADVISOR CONTRACTS

- your initial purchase payment less applicable sales charge for PUTNAM ALLSTATE ADVISOR APEX CONTRACTS

Thereafter, your Contract Value at any time during the Accumulation Phase is equal to the sum of the value of your Accumulation Units in the Variable Sub-Accounts you have selected, plus the value of your interest in the Fixed Account Option(s) offered by your Contract.

ACCUMULATION UNITS
To determine the number of Accumulation Units of each Variable Sub-Account to allocate to your Contract, we divide (i) the amount of the purchase payment or transfer you have allocated to a Variable Sub-Account by (ii) the Accumulation Unit Value of that Variable Sub-Account next computed after we receive your payment or transfer. For example, if we receive a $10,000 purchase payment allocated to a Variable Sub-Account when the Accumulation Unit Value for the Sub-Account is $10, we would credit 1,000 Accumulation Units of that Variable Sub-Account to your Contract. FOR PUTNAM ALLSTATE ADVISOR APEX CONTRACTS, PLEASE REMEMBER THAT A SALES CHARGE WILL REDUCE THE AMOUNT OF THE PURCHASE PAYMENT ALLOCATED. Withdrawals and transfers from a Variable Sub-Account would, of course, reduce the number of Accumulation Units of that Sub-Account allocated to your Contract.

ACCUMULATION UNIT VALUE
As a general matter, the Accumulation Unit Value for each Variable Sub-Account for each Contract will rise or fall to reflect:

- changes in the share price of the Fund in which the Variable Sub-Account invests, and

- the deduction of amounts reflecting the mortality and expense risk charge, and any provision for taxes that have accrued since we last calculated the Accumulation Unit Value.

We determine withdrawal charges, Retirement Income Guarantee charges (if applicable), transfer fees, and contract maintenance charges (if applicable) separately for each Contract. They do not affect the Accumulation Unit Value. Instead, we obtain payment of those charges and fees by redeeming Accumulation Units. For details on how we compute Accumulation Unit Values, please refer to the Statement of Additional Information.

We determine a separate Accumulation Unit Value for each Variable Sub-Account for each Contract on each Valuation Date. We also determine separate sets of Accumulation Unit Values for each Contract that reflect the cost of the Enhanced Beneficiary Protection Option, the Earnings Protection Death Benefit Option, and the Enhanced Beneficiary Protection Option together with the Earnings Protection Death Benefit Option.

YOU SHOULD REFER TO THE PROSPECTUS FOR THE FUNDS THAT ACCOMPANIES THIS PROSPECTUS FOR A DESCRIPTION OF HOW THE ASSETS OF EACH FUND ARE VALUED, SINCE THAT DETERMINATION DIRECTLY BEARS ON THE ACCUMULATION UNIT VALUE OF THE CORRESPONDING VARIABLE SUB-ACCOUNT AND, THEREFORE, YOUR CONTRACT VALUE.

                            16    - PROSPECTUS

INVESTMENT ALTERNATIVES: THE VARIABLE SUB-ACCOUNTS
-------------------------------------------------------------------

You may allocate your purchase payments to up to 27 Variable Sub-Accounts. Each Variable Sub-Account invests in the shares of a corresponding Fund. Each Fund has its own investment objective(s) and policies. We briefly describe the Funds below.

For more complete information about each Fund, including expenses and risks associated with the Fund, please refer to the accompanying prospectus for the Fund. You should carefully review the Fund prospectuses before allocating amounts to the Variable Sub-Accounts. Putnam Investment Management, Inc. ("Putnam Management") serves as the investment adviser to each Fund.


FUND:                                             EACH FUND SEEKS:
Putnam VT American Government Income Fund         High current income with preservation of capital
                                                  as a secondary objective
Putnam VT Asia Pacific Growth Fund                Capital appreciation
Putnam VT Capital Appreciation Fund               Capital appreciation
Putnam VT Diversified Income Fund                 High current income as Putnam Management
                                                  believes is consistent with capital preservation
Putnam VT The George Putnam Fund of Boston        To provide a balanced investment composed of a
                                                  well diversified portfolio of stocks and bonds
                                                  that will produce both capital growth and
                                                  current income
Putnam VT Global Asset Allocation Fund            A high level of long-term total return
                                                  consistent with preservation of capital
Putnam VT Global Growth Fund                      Capital appreciation
Putnam VT Growth and Income Fund                  Capital growth and current income
Putnam VT Growth Opportunities Fund               Capital appreciation
Putnam VT Health Sciences Fund                    Capital appreciation
Putnam VT High Yield Fund                         High current income. Capital growth is a
                                                  secondary objective when consistent with high
                                                  current income.
Putnam VT Income Fund                             High current income consistent with what Putnam
                                                  Management believes to be prudent risk
Putnam VT International Growth Fund               Capital appreciation
Putnam VT International Growth and Income Fund    Capital growth. Current income is a secondary
                                                  objective.
Putnam VT International New Opportunities Fund    Long-term capital appreciation
Putnam VT Investors Fund                          Long-term growth of capital and any increased
                                                  income that results from this growth
Putnam VT Money Market Fund                       As high a rate of current income as Putnam
                                                  Management believes is consistent with
                                                  preservation of capital and maintenance of
                                                  liquidity.
Putnam VT New Opportunities Fund                  Long-term capital appreciation
Putnam VT New Value Fund                          Long-term capital appreciation
Putnam VT OTC & Emerging Growth Fund              Capital appreciation
Putnam VT Research Fund                           Capital appreciation
Putnam VT Small Cap Value Fund                    Capital appreciation
Putnam VT Technology Fund                         Capital appreciation
Putnam VT Utilities Growth and Income Fund        Capital growth and current income
Putnam VT Vista Fund                              Capital appreciation
Putnam VT Voyager Fund                            Capital appreciation
Putnam VT Voyager Fund II                         Long-term growth of capital

AMOUNTS YOU ALLOCATE TO VARIABLE SUB-ACCOUNTS MAY GROW IN VALUE, DECLINE IN VALUE, OR GROW LESS THAN YOU EXPECT, DEPENDING ON THE INVESTMENT PERFORMANCE OF THE FUNDS IN WHICH THOSE VARIABLE SUB-ACCOUNTS INVEST. YOU BEAR THE INVESTMENT RISK THAT THE FUNDS MIGHT NOT MEET THEIR INVESTMENT OBJECTIVES. SHARES OF THE FUNDS ARE NOT DEPOSITS, OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

                            17    - PROSPECTUS

INVESTMENT ALTERNATIVES: THE FIXED ACCOUNT OPTIONS
-------------------------------------------------------------------

You may allocate all or a portion of your purchase payments to the Fixed Account. You may choose from among 3 Fixed Account Options, including 2 DOLLAR COST AVERAGING OPTIONS and the STANDARD FIXED ACCOUNT OPTION. We may offer additional Fixed Account options in the future. We will credit a minimum annual interest rate of 3% to money you allocate to any of the Fixed Account Options. The Fixed Account Options may not be available in all states. In addition, Allstate may limit the availability of the Standard Fixed Account Option. Please consult with your representative for current information. The Fixed Account supports our insurance and annuity obligations. The Fixed Account consists of our general assets other than those in segregated asset accounts. We have sole discretion to invest the assets of the Fixed Account, subject to applicable law. Any money you allocate to the Fixed Account does not entitle you to share in the investment experience of the Fixed Account.

DOLLAR COST AVERAGING FIXED ACCOUNT OPTIONS
The Dollar Cost Averaging Fixed Account Options are two of the investment alternatives that you can use to establish a Dollar Cost Averaging Program, as described on page 19. These options allow you to allocate purchase payments to the Fixed Account either for up to 6 months (the "6 MONTH DOLLAR COST AVERAGING OPTION") or for up to 12 months (the "12 MONTH DOLLAR COST AVERAGING OPTION"). Your purchase payments will earn interest for the period you select at the current rates in effect at the time of allocation. Rates may differ from those available for the Standard Fixed Account Option described below. FOR PUTNAM ALLSTATE ADVISOR APEX CONTRACTS, PLEASE REMEMBER THAT THE APPLICABLE SALES CHARGE WILL REDUCE THE AMOUNT OF YOUR PURCHASE PAYMENT ALLOCATED.

You must transfer all of your money out of the 6 or 12 Month Dollar Cost Averaging Options to other investment alternatives in equal installments. The first transfer from the 6 or 12 Month Dollar Cost Averaging Option will be made the next business day after we establish your Dollar Cost Averaging Option. At the end of the applicable 6 or 12 month period, we will transfer any remaining amounts in the 6 or 12 Month Dollar Cost Averaging Options to the Putnam Money Market Variable Sub-Account unless you request a different investment alternative. Transfers out of the 6 or 12 Month Dollar Cost Averaging Options do not count towards the 12 transfers you can make without paying a transfer fee.

You may not transfer money from other investment alternatives to either the 6 or 12 Month Dollar Cost Averaging Options. You may not use the Automatic Additions Program to make purchase payments into the 6 or 12 Month Dollar Cost Averaging Fixed Account Options.

The 6 or 12 Month Dollar Cost Averaging Options may not be available in your state. Please check with your representative for availability.

STANDARD FIXED ACCOUNT OPTION
Each purchase payment or transfer allocated to the Standard Fixed Account Option earns interest at the current rate in effect at the time of allocation. FOR PUTNAM ALLSTATE ADVISOR APEX CONTRACTS, PLEASE REMEMBER THAT THE APPLICABLE SALES CHARGE WILL REDUCE THE AMOUNT OF YOUR PURCHASE PAYMENT ALLOCATED.

We guarantee that rate for a period of years we call GUARANTEE PERIODS. We are currently offering Guarantee Periods of 1 year in length. In the future we may offer Guarantee Periods of different lengths or stop offering some Guarantee Periods. You select a Guarantee Period for each purchase or transfer. After the initial Guarantee Period, we will guarantee a renewal rate.

We will credit interest daily at a rate that will compound over the year to the annual interest rate we guaranteed at the time of allocation.

INVESTMENT ALTERNATIVES: TRANSFERS
-------------------------------------------------------------------

TRANSFERS DURING THE ACCUMULATION PHASE
During the Accumulation Phase, you may transfer Contract Value among the investment alternatives. We do not permit transfers into any Dollar Cost Averaging Fixed Account Option. You may request transfers in writing on a form that we provided or by telephone according to the procedure described below.

You may make 12 transfers per Contract Year without charge. A transfer fee equal to 0.50% of the amount transferred applies to each transfer after the 12th transfer in any Contract Year.

The minimum amount that you may transfer from the Standard Fixed Account Option or a Variable Sub-Account is $100 or the total remaining balance in the Standard Fixed Account Option or the Variable Sub-Account, if less. These limitations do not apply to the 6-month or 12-month Dollar Cost Averaging Fixed Account Options.

                            18    - PROSPECTUS

The most you can transfer from the Standard Fixed Account Option during any Contract Year is the greater of (i) 30% of the Standard Fixed Account Option balance as of the last Contract Anniversary or (ii) the greatest dollar amount of any prior transfer from the Standard Fixed Account Option. This limitation does not apply to the Dollar Cost Averaging Program. Also, if the interest rate on any renewed Guarantee Period is at least one percentage point less than the previous interest rate, you may transfer up to 100% of the monies receiving that reduced rate within 60 days of the notification of the interest rate decrease.

We will process transfer requests that we receive before 3:00 p.m. Central Time on any Valuation Date using the Accumulation Unit Values for that Date. We will process requests completed after 3:00 p.m. on any Valuation Date using the Accumulation Unit Values for the next Valuation Date. The Contract permits us to defer transfers from the Fixed Account Options for up to 6 months from the date we receive your request. If we decide to postpone transfers from any Fixed Account Option for 30 days or more, we will pay interest as required by applicable law. Any interest would be payable from the date we receive the transfer request to the date we make the transfer.

We reserve the right to waive any transfer restrictions.

TRANSFERS DURING THE PAYOUT PHASE
During the Payout Phase, you may make transfers among the Variable Sub-Accounts so as to change the relative weighting of the Variable Sub-Accounts on which your variable income payments will be based. You may make up to 12 transfers per Contract Year. You may not convert any portion of your fixed income payments into variable income payments. You may make transfers from the variable income payments to the fixed income payments to increase the proportion of your income payments consisting of fixed income payments. However, such transfers may not be made for six months after the Payout Start Date.

TELEPHONE TRANSFERS
You may make transfers by telephone by calling 1-800-390-1277. The cut off time for telephone transfer requests is 3:00 p.m. Central time. In the event that the New York Stock Exchange closes early, i.e., before 3:00 p.m. Central Time, or in the event that the Exchange closes early for a period of time but then reopens for trading on the same day, we will process telephone transfer requests as of the close of the Exchange on that particular day. We will not accept telephone requests received from you at any telephone number other than the number that appears in this paragraph or received after the close of trading on the Exchange. If you own the Contract with a joint Contract Owner, unless we receive contrary instructions, we will accept instructions from either you or the other Contract Owner.

We use procedures that we believe provide reasonable assurance that the telephone transfers are genuine. For example, we tape telephone conversations with persons purporting to authorize transfers and request identifying information. Accordingly, we disclaim any liability for losses resulting from allegedly unauthorized telephone transfers. However, if we do not take reasonable steps to help ensure that a telephone authorization is valid, we may be liable for such losses.

EXCESSIVE TRADING LIMITS
We reserve the right to limit transfers in any Contract Year, or to refuse any transfer request for a Contract Owner or certain Contract Owners, if:

- we believe, in our sole discretion, that excessive trading by such Contract Owner or Owners, or a specific transfer request or group of transfer requests, may have a detrimental effect on the Accumulation Unit Values of any Variable Sub-Account or the share prices of the corresponding Funds or would be to the disadvantage of other Contract Owners; or

- we are informed by one or more of the corresponding Funds that they intend to restrict the purchase or redemption of Fund shares because of excessive trading or because they believe that a specific transfer or group of transfers would have a detrimental effect on the prices of Fund shares.

We may apply the restrictions in any manner reasonably designed to prevent transfers that we consider disadvantageous to other Contract Owners.

DOLLAR COST AVERAGING PROGRAM
You may automatically transfer a set amount from any Variable Sub-Account or from any Fixed Account Option available under your Contract to any of the other Variable Sub-Accounts through our Dollar Cost Averaging Program. The Program is available only during the Accumulation Phase. See Dollar Cost Averaging Fixed Account Options on page 18.

We will not charge a transfer fee for transfers made under this Program, nor will such transfers count against the 12 transfers you can make each Contract Year without paying a transfer fee.

The theory of dollar cost averaging is that if purchases of equal dollar amounts are made at fluctuating prices, the aggregate average cost per unit will be less than the average of the unit prices on the same purchase dates. However, participation in this Program does not assure you of a greater

                            19    - PROSPECTUS
profit from your purchases under the Program nor will it prevent or necessarily reduce losses in a declining market.

AUTOMATIC FUND REBALANCING PROGRAM
Once you have allocated your money among the Variable Sub-Accounts, the performance of each Sub-Account may cause a shift in the percentage you allocated to each Sub-Account. If you select our AUTOMATIC FUND REBALANCING PROGRAM, we will automatically rebalance the Contract Value in each Variable Sub-Account and return it to the desired percentage allocations. Money you allocate to the Fixed Account will not be included in the rebalancing.

We will rebalance your account quarterly, semi-annually, or annually. We will measure these periods according to your instructions. We will transfer amounts among the Variable Sub-Accounts to achieve the percentage allocations you specify. You can change your allocations at any time by contacting us in writing or by telephone. The new allocation will be effective with the first rebalancing that occurs after we receive your written or telephone request. We are not responsible for rebalancing that occurs prior to receipt of proper notice of your request.

Example:

    Assume that you want your initial purchase payment split among 2 Variable Sub-Accounts. You want 40% to be in the Putnam Income Variable Sub-Account and 60% to be in the Putnam Global Growth Variable Sub-Account. Over the next 2 months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the Putnam Income Variable Sub-Account now represents 50% of your holdings because of its increase in value. If you choose to have your holdings in a Contract or Contracts rebalanced quarterly, on the first day of the next quarter we would sell some of your units in the Putnam Income Variable Sub-Account for the appropriate Contract(s) and use the money to buy more units in the Putnam Global Growth Variable Sub-Account so that the percentage allocations would again be 40% and 60% respectively.

The Automatic Fund Rebalancing Program is available only during the Accumulation Phase. The transfers made under the program do not count towards the 12 transfers you can make without paying a transfer fee, and are not subject to a transfer fee. We may sometimes refer to this Program as the "Putnam Automatic Rebalancing Program."

Fund rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Contract Value allocated to the better performing segments.

EXPENSES
-------------------------------------------------------------------

As a Contract Owner, you will bear, directly or indirectly, the charges and expenses described below.

CONTRACT MAINTENANCE CHARGE (PUTNAM ALLSTATE ADVISOR CONTRACTS ONLY)
During the Accumulation Phase, on each Contract Anniversary, we will deduct a $30 contract maintenance charge from your assets invested in the Putnam Money Market Variable Sub-Account. If there are insufficient assets in that Variable Sub-Account, we will deduct the charge proportionally from the other Variable Sub-Accounts. We also will deduct this charge if you withdraw your entire Contract Value, unless your Contract qualifies for a waiver. During the Payout Phase, we will deduct the charge proportionately from each income payment.

The charge is to compensate us for the cost of administering the Contracts and the Variable Account. Maintenance costs include expenses we incur in billing and collecting purchase payments; keeping records; processing death claims, cash withdrawals, and policy changes; proxy statements; calculating Accumulation Unit Values and income payments; and issuing reports to Contract Owners and regulatory agencies. We cannot increase the charge. We will waive this charge if:

- your total Contract Value is $50,000 or more on a Contract Anniversary or on the Payout Start Date, or

- all of your money is allocated to the Fixed Account Options on a Contract Anniversary or all income payments are fixed income payments.

We also reserve the right to waive this charge if you own more than one Contract and the Contracts meet certain minimum dollar amount requirements. In addition, we reserve the right to waive this charge for all Contracts.

MORTALITY AND EXPENSE RISK CHARGE
We deduct a mortality and expense risk charge daily from the net assets you have invested in the Variable Sub-Accounts. The annual rate of the charge is:

                            20    - PROSPECTUS

- 1.25% for PUTNAM ALLSTATE ADVISOR CONTRACTS

- 0.80% for PUTNAM ALLSTATE ADVISOR APEX CONTRACTS

The mortality and expense risk charge is for all the insurance benefits available with your Contract (including our guarantee of annuity rates and the death benefits), for certain expenses of the Contract, and for assuming the risk (expense risk) that the current charges will be sufficient in the future to cover the cost of administering the Contract. If the charges under the Contract are not sufficient, then Allstate will bear the loss. If you select the Enhanced Beneficiary Protection Option, the mortality and expense risk charge will include an additional 0.15% for the Option.

If you select the Earnings Protection Death Benefit Option, the mortality and expense risk charge will include an additional 0.20% for the Option if, on the Rider Application Date, both the oldest Contract Owner and Annuitant are age 65 or younger, and an additional 0.35% for the Option if, on the Rider Application Date, either the oldest Contract Owner or Annuitant is over age 65 and both are 75 or younger. We charge the additional fees for the Enhanced Beneficiary Protection Option and the Earnings Protection Death Benefit Option to compensate us for the additional risk that we accept by providing the Options.

Allstate reserves the right to raise the Enhanced Beneficiary Protection Option charge to up to 0.25%. Allstate reserves the right to raise the charge for the Earnings Protection Death Benefit Option to up to 0.30% if, on the Rider Application Date, the oldest Contract Owner and Annuitant are age 65 or younger, and up to 0.50% if, on the Rider Application Date, either the oldest Contract Owner or Annuitant is over age 65 and both are 75 or younger. However, once the Enhanced Beneficiary Protection Option or the Earnings Protection Death Benefit Option is in effect, Allstate cannot change the fee that applies to your Contract for such Option, except upon a spousal continuation of the Contract, as described under "Death Benefit Payments".

We guarantee the mortality and expense risk charge and we cannot increase it. We assess the mortality and expense risk charge during both during the Accumulation Phase and the Payout Phase.

RETIREMENT INCOME GUARANTEE CHARGE
We impose a separate charge for each Retirement Income Guarantee Rider. The charges equal, on an annual basis, 0.05% of the income base for Retirement Income Guarantee Rider 1 and 0.30% of the income base for Retirement Income Guarantee Rider 2. We reserve the right to change the Rider fee. However, once we issue your Rider, we cannot change the Rider fee that applies to your Contract. The Rider 1 fee will never exceed 0.15% and the Rider 2 fee will never exceed 0.50%. See "Retirement Income Guarantee Riders" for details.

TRANSFER FEE
We impose a fee upon transfers in excess of 12 during any Contract Year. The fee is equal to 0.50% of the dollar amount transferred. We will not charge a transfer fee on transfers that are part of a Dollar Cost Averaging Program or Automatic Fund Rebalancing Program.

SALES CHARGE (PUTNAM ALLSTATE ADVISOR APEX CONTRACTS ONLY)
We may assess a sales charge on all purchase payments ranging from 0.50% to 5.75% of the amount of the purchase payment. The sales charge percentage will vary based upon the amount of the purchase payment(s) received. A schedule showing how the sales charge is assessed appears on page 8, above.

We use the amounts obtained from the sales charge to pay sales commissions and other promotional or distribution expenses associated with marketing the Contracts. To the extent that the sales charge does not cover all sales commissions and other promotional or distribution expenses, we may use any of our corporate assets, including any profit which may arise from the mortality and expense risk charge or any other charges or fee described above, to make up any difference.

REDUCTION OF SALES CHARGE. You may also be entitled to a reduced sales charge if you (1) sign a letter of intent and invest a combined purchase payment amount of $50,000 or more within a 13-month period; and/or (2) have related contracts with us that qualify for rights of accumulation privileges. See "Rights of Accumulation" below. In addition, no sales charge will apply to purchase payments made under Contracts issued to employees of Allstate, certain other eligible organizations, and to certain customers of participating financial services corporations in conjunction with a new or existing asset based brokerage account program such as a "wrap fee" or "fee based" program in states where approved.

LETTER OF INTENT: A letter of intent allows you to set your own investment goal of $50,000 or more over a 13-month period. We base the sales charge on the purchase payments you make during the 13-month period on your investment goal. In essence, we reduce your sales charge on purchase payments made during the 13-month period as though you invested the total amount of purchase payments (your investment goal) in one lump sum.

Example:

    Assume as part of your Contract application you sign a letter of intent indicating an investment goal of $50,000 over a 13-month period. The sales charge corresponding

                            21    - PROSPECTUS
    to your investment goal is 4.50%. You make an initial purchase payment of $20,000. We deduct a reduced sales charge of 4.50% from your initial purchase payment. Two months later you make a subsequent purchase payment of $30,000. We again deduct a reduced sales charge of 4.50% from your purchase payment. Without a letter of intent the sales charge for each purchase payment would have been 5.75%.

You may elect to participate in the letter of intent program at any time. However, we do not retroactively reduce sales charges on purchase payments made before we receive your letter of intent. If you choose to participate in this program at the time you apply for the Contract, you must complete the letter of intent section on the application. If you elect to participate in the program after your Contract is issued, you must complete the appropriate form. The letter of intent form is available by calling our Annuity Service Center at 1-800/390-1277.

You are not obligated to reach your investment goal. If you do not achieve your investment goal by the end of the 13-month period or upon a full surrender prior to the end of the 13-month period, we will deduct from your Contract the difference between (1) the sales charge applicable to the actual amount of purchase payments you made during the period and (2) the sales charge you actually paid. These charges will be deducted from your Contract proportionately from each investment alternative at the end of the 13-month period.

If you exceed your investment goal and reach the next breakpoint, the sales charge deducted on the next payment is based on the next breakpoint level. However, we do not retroactively reduce sales charges on previous purchase payments.

At any time during the 13-month period, you may increase your investment goal. You must inform us in writing. We include purchase payments received during the 90 days prior to your notice in determining the sales charge on purchase payments made from the date of notice through the end of the original 13-month period.

We reserve the right to modify, suspend or terminate this program at any time. This program may not be available in all states.

RIGHTS OF ACCUMULATION: You may qualify for a reduced sales charge through rights of accumulation. Rights of accumulation involves combining your current purchase payment with your current Contract Value of your PUTNAM ALLSTATE ADVISOR APEX CONTRACT and/or the current Contract Values of eligible related contracts. If through accumulation you reach the next breakpoint level, we reduce your sales charge accordingly.

Related contracts include certain other PUTNAM ALLSTATE ADVISOR APEX CONTRACTS owned by you. There may be other requirements for qualification. For information on which related contracts qualify for rights of accumulation privileges, please contact your investment representative.

In order to use rights of accumulation to reduce your sales charge, for each purchase payment, you or your investment representative must inform us in writing of the related contracts.

The sales charge for purchase payments will be based on the breakpoint corresponding to the sum of (1) your new purchase payment; and (2) your current Contract Value; and (3) the current Contract Value(s) of your eligible related contract(s).

Example:

    Assume your Contract has a current Contract Value of $20,000. You have a second Contract with us that qualifies for rights of accumulation that has a current Contract Value of $25,000. You make a $5,000 purchase payment to your current Contract and include your rights of accumulation number with your payment. To determine the sales charge applicable to your purchase payment we first calculate the sum of (1) your current Contract Value ($20,000); (2) the current Contract Value of your related Contract ($25,000); and (3) your current purchase payment ($5,000). The sum of these values is $50,000. We deduct the sales charge corresponding to a $50,000 purchase payment, or 4.50%, from your $5,000 purchase payment.

We reserve the right to modify, suspend or terminate this program at any time. This program may not be available in all states.

WITHDRAWAL CHARGE
We may assess a withdrawal charge from the purchase payment(s) you withdraw. The amount of the charge will depend on the number of years that have elapsed since we received the purchase payment being withdrawn. A schedule showing the charge applicable for each Contract appears on page 8, above. The Contracts differ in the following respects:

PUTNAM ALLSTATE ADVISOR CONTRACTS

Under PUTNAM ALLSTATE ADVISOR CONTRACTS, you can withdraw up to the FREE WITHDRAWAL AMOUNT each Contract Year without paying the withdrawal charge. The Free Withdrawal Amount is the greater of earnings not previously withdrawn, or 15% of purchase payments. Unused portions of

                            22    - PROSPECTUS
this 15% "Free Withdrawal Amount" are not carried forward to future Contract Years.

PUTNAM ALLSTATE ADVISOR APEX CONTRACTS

The withdrawal charge for PUTNAM ALLSTATE ADVISOR APEX CONTRACTS currently applies only to Contracts that have total purchase payments of at least $1,000,000. There is no Free Withdrawal Amount under PUTNAM ALLSTATE ADVISOR APEX CONTRACTS.

ALL CONTRACTS

We will deduct withdrawal charges, if applicable, from the amount paid. For purposes of the withdrawal charge, we will treat withdrawals as coming from the oldest purchase payments first. We will not deduct a withdrawal charge when you have withdrawn all purchase payments. However, for federal income tax purposes, earnings are considered to come out first, which means you pay taxes on the earnings portion of your withdrawal.

We do not apply a withdrawal charge in the following situations:

- on the Payout Start Date (a withdrawal charge may apply if you elect to receive income payments for a specified period of less than 120 months);

- the death of the Contract Owner or Annuitant (unless the Settlement Value is used);

- withdrawals taken to satisfy IRS minimum distribution rules for the Contract;
  or

- withdrawals that qualify for one of the waivers described below.

We use the amounts obtained from the withdrawal charge to pay sales commissions and other promotional or distribution expenses associated with marketing the Contracts. To the extent that the withdrawal charge does not cover all sales commissions and other promotional or distribution expenses, we may use any of our corporate assets, including potential profit which may arise from the mortality and expense risk charge or any other charges or fee described above, to make up any difference.

Withdrawals also may be subject to tax penalties or income tax. You should consult your own tax counsel or other tax advisers regarding any withdrawals.

THE FOLLOWING WAIVERS ARE AVAILABLE FOR PUTNAM ALLSTATE ADVISOR CONTRACTS ONLY.

CONFINEMENT WAIVER. We will waive the withdrawal charge on any withdrawal taken prior to the Payout Start Date under your Contract if the following conditions are satisfied:

1. you or the Annuitant, if the Contract Owner is not a living individual, are first confined to a long term care facility or a hospital for at least 90 consecutive days. You or the Annuitant must enter the long term care facility or hospital at least 30 days after the Issue Date,

2. we receive your request for withdrawal and written proof of the stay no later than 90 days following the end of your or the Annuitant's stay at the long term care facility or hospital, and

3. a physician must have prescribed the stay and the stay must be medically necessary (as defined in the Contract).

TERMINAL ILLNESS WAIVER. We will waive the withdrawal charge on any withdrawal under your Contract taken prior to the Payout Start Date if:

1. you or the Annuitant, if the Contract Owner is not a living individual, are diagnosed by a physician as having a terminal illness (as defined in the Contract) at least 30 days after the Issue Date, and

2. you provide adequate proof of diagnosis to us before or at the time you request the withdrawal.

UNEMPLOYMENT WAIVER. We will waive the withdrawal charge on one partial or full withdrawal from your Contract prior to the Payout Start Date, if you meet the following requirements:

1. you or the Annuitant, if the Contract Owner is not a living individual, become unemployed at least one year after the Issue Date,

2. you or the Annuitant receive unemployment compensation (as defined in the Contract) for at least 30 days as a result of that unemployment, and

3. you or the Annuitant claim this benefit within 180 days of your or the Annuitant's initial receipt of unemployment compensation.

You may exercise this benefit once before the Payout Start Date.

Please refer to your Contract for more detailed information about the terms and conditions of these waivers.

THESE WAIVERS ARE NOT AVAILABLE FOR PUTNAM ALLSTATE ADVISOR APEX CONTRACTS.

The laws of your state may limit the availability of these waivers and may also change certain terms and/or benefits available under the waivers. You should consult your Contract for further details on these variations. Also, even if you do not need to pay our withdrawal charge because of these waivers, you still may be required to pay taxes or tax penalties on the amount withdrawn. You should consult your tax adviser to determine the effect of a withdrawal on your taxes.

PREMIUM TAXES
Some states and other governmental entities (e.g., municipalities) charge premium taxes or similar taxes. We are

                            23    - PROSPECTUS
responsible for paying these taxes and will deduct them from your Contract Value. Some of these taxes are due when the Contract is issued, others are due when income payments begin or upon surrender. Our current practice is not to charge anyone for these taxes until income payments begin or when a total withdrawal occurs including payment upon death. We may some time in the future discontinue this practice and deduct premium taxes from the purchase payments. Premium taxes generally range from 0% to 4%, depending on the state.

At the Payout Start Date, we deduct the charge for premium taxes from each investment alternative in the proportion that the Contract Owner's value in the investment alternative bears to the total Contract Value.

OTHER EXPENSES
Each Fund deducts advisory fees and other expenses from its assets. You indirectly bear the charges and expenses of the Fund whose shares are held by the Variable Sub-Accounts. These fees and expenses are described in the accompanying prospectus for the Funds. For a summary of current estimates of those charges and expenses, see page 10 above. We may receive compensation from the Funds' investment adviser, distributor, or their affiliates for administrative services we provide to the Funds.

ACCESS TO YOUR MONEY
-------------------------------------------------------------------

You can withdraw some or all of your Contract Value at any time prior to the Payout Start Date. Withdrawals also are available under limited circumstances on or after the Payout Start Date. See "Income Plans" on page 25.

The amount payable upon withdrawal is the Contract Value next computed after we receive the request for a withdrawal at our home office, less any applicable withdrawal charges, income tax withholding, penalty tax, any applicable contract maintenance charge, any applicable Retirement Guarantee Rider fee, and any premium taxes. We will pay withdrawals from the Variable Account within 7 days of receipt of the request, subject to postponement in certain circumstances.

You can withdraw money from the Variable Account or the Fixed Account Option(s) available under your Contract. To complete a partial withdrawal from the Variable Account, we will cancel Accumulation Units in an amount equal to the withdrawal and any applicable withdrawal charge and premium taxes.

You must name the investment alternative from which you are taking the withdrawal. If none is named, then the withdrawal request is incomplete and cannot be honored.

In general, you must withdraw at least $50 at a time. Withdrawals may be subject to income tax and a 10% penalty tax. If you request a total withdrawal, we may require that you return your Contract to us. Your Contract will terminate if you withdraw all of your Contract Value. We will, however, ask you to confirm your withdrawal request before terminating your Contract. If we terminate your Contract, we will distribute to you its Contract Value less withdrawal and other charges and taxes.

POSTPONEMENT OF PAYMENTS
We may postpone the payment of any amounts due from the Variable Account under the Contract if:

1. the New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the Exchange is otherwise restricted,

2. an emergency exists as defined by the SEC, or

3. the SEC permits delay for your protection.

In addition, we may delay payments or transfers from the Fixed Account Option(s) available under your Contract for up to 6 months or shorter period if required by law. If we delay payment or transfer for 30 days or more, we will pay interest as required by law.

SYSTEMATIC WITHDRAWAL PROGRAM
You may choose to receive systematic withdrawal payments on a monthly, quarterly, semi-annual, or annual basis at any time prior to the Payout Start Date. Please consult your sales representative or call us at 1-800-390-1277 for more information. Depending on fluctuations in the value of the Variable Sub-Accounts and the value of the Fixed Account Option(s) available under your Contract, systematic withdrawals may reduce or even exhaust the Contract Value. Income taxes may apply to systematic withdrawals. Please consult your tax adviser before taking any withdrawal.

MINIMUM CONTRACT VALUE
If your request for a partial withdrawal would reduce the Contract Value to less than $1,000, we may treat it as a request to withdraw your entire Contract Value. Your Contract will terminate if you withdraw all of your Contract Value. We

                            24    - PROSPECTUS
will, however, ask you to confirm your withdrawal request before terminating your Contract. If we terminate your Contract, we will distribute to you its Contract Value, less withdrawal and other charges and taxes.

INCOME PAYMENTS
-------------------------------------------------------------------

PAYOUT START DATE
The Payout Start Date is the day that we apply your Contract Value to an Income Plan. The Payout Start Date must be at least 30 days after the Issue Date. The anticipated Payout Start Date is the later of:

- the Annuitant's 99th birthday, or

- the 10th Contract Anniversary.

You may change the Payout Start Date at any time by notifying us in writing of the change at least 30 days before the scheduled Payout Start Date. Absent a change, we will use the Payout Start Date stated in your Contract.

INCOME PLANS
An "Income Plan" is a series of payments made on a scheduled basis to you or to another person designated by you. You may choose and change your choice of Income Plan until 30 days before the Payout Start Date. If you do not select an Income Plan, we will make income payments in accordance with Income Plan 1 with guaranteed payments for 10 years. Income payments to Beneficiaries may be subject to restrictions established by the Contract owner. After the Payout Start Date, and except as described below, you may not make withdrawals or change your choice of Income Plan.

Currently nine Income Plans are available. Income Plans provide:

- fixed income payments;

- variable income payments; or

- a combination of the two.

The nine Income Plans are:

INCOME PLAN 1 -- LIFE INCOME WITH GUARANTEED PAYMENTS. Under this plan, we make periodic income payments for at least as long as the Annuitant lives. If the oldest Annuitant is age 91 or older on the Payout Start Date, then periodic payments will be made for at least 5 years. If the Annuitant dies before we have made all of the selected number of guaranteed income payments, we will continue to pay the remainder of the guaranteed income payments as required by the Contract. In general, more guaranteed payments means that each payment will be smaller than it would have been with a shorter guarantee payment period.

INCOME PLAN 2 -- JOINT AND SURVIVOR LIFE INCOME WITH GUARANTEED PAYMENTS. Under this plan, we make periodic income payments for at least as long as either the Annuitant or the joint Annuitant, named at the time the plan was selected, is alive. If the oldest Annuitant is age 91 or older on the Payout Start Date, then periodic payments will be made for at least 5 years. If both the Annuitant and joint Annuitant die before we have made all of the guaranteed income payments, we will continue to pay the remainder of the guaranteed income payments as required by the Contract. You may elect a reduced survivor plan of 50%, 66% or 75% of the payment amount. If you do not elect a reduced survivor amount, the payments will remain at 100%. If you elect a reduced survivor payment plan, the amount of each income payment initially will be higher, but a reduction will take effect at the later of 1) the death of an Annuitant; or 2) at the end of the guaranteed payment period.

INCOME PLAN 3 -- GUARANTEED PAYMENTS FOR A SPECIFIED PERIOD. Under this plan, we make periodic income payments for the period you have chosen. These payments do not depend on the Annuitant's life. Income payments for less than 120 months may be subject to a withdrawal charge. We will deduct the mortality and expense risk charge from the assets of the Variable Sub-Accounts supporting this Plan even though we may not bear any mortality risk. Income payments under Income Plan 3 are subject to the rules set forth in the Guaranteed Payment Plan section below.

INCOME PLAN 4 -- COMBINATION LIFE INCOME AND GUARANTEED PAYMENTS FOR A SPECIFIED PERIOD. Under this plan, we make periodic income payments under two separate coverages: a life annuity and a guaranteed payment annuity. A life annuity (one that does not contain any guaranteed payment period) provides income payments over the Annuitant's life. A guaranteed payment annuity provides income payments over a specified period. The guaranteed payment annuity portion of Income Plan 4 is subject to the rules set forth in the Guaranteed Payment Plan section below.

INCOME PLAN 5 -- COMBINATION JOINT AND SURVIVOR LIFE INCOME AND GUARANTEED PAYMENTS FOR A SPECIFIED PERIOD. Under this plan, we make periodic income payments under two separate coverages: a joint life and survivor annuity and a guaranteed payment annuity. A joint life and survivor annuity (one that does not contain any guaranteed

                            25    - PROSPECTUS
payment period) provides income payments for at least as long as either the Annuitant or joint Annuitant is alive. A guaranteed payment annuity provides income payments over a specified period, and is subject to the rules set forth in the Guaranteed Payment Plan section below. On the life coverage, you may elect a reduced survivor plan of 50%, 66% or 75% of the payment amount. If you do not elect a reduced survivor amount, the payments will remain at 100%. If you elect a reduced survivor payment plan, the payments initially will be larger, but a reduction will take effect at the death of an Annuitant.

INCOME PLAN 6 -- LIFE INCOME WITH CASH REFUND. Under this plan, we make periodic income payments until the death of the Annuitant. If the death of the Annuitant occurs before the total amount applied to an Income Plan is paid out, we will pay a lump sum payment of the remaining amount. Payments under this plan are available only as fixed income payments.

INCOME PLAN 7 -- JOINT LIFE INCOME WITH CASH REFUND. Under this plan, we make periodic income payments until the deaths of both the Annuitant and joint Annuitant. If the deaths of both the Annuitant and joint Annuitant occur before the total amount applied to an Income Plan is paid out, we will pay a lump sum payment of the remaining amount. Currently, a reduced survivor plan is not available. Payments under this plan are available only as fixed income payments.

INCOME PLAN 8 -- LIFE INCOME WITH INSTALLMENT REFUND. Under this plan, we make periodic income payments until the later of (1) the death of the Annuitant, or
(2) the total amount paid out under the annuity is equal to the total amount applied to the Income Plan. If the death of the Annuitant occurs before the total amount applied to an Income Plan is paid out, we will continue to make payments in the same manner until any remaining payments are paid out. Payments under this plan are available only as fixed income payments.

INCOME PLAN 9 -- JOINT LIFE INCOME WITH INSTALLMENT REFUND. Under this plan, we make periodic income payments until the later of (1) the deaths of both the Annuitant and joint Annuitant, or (2) the total amount paid out under the annuity is equal to the total amount applied to the Income Plan. If the deaths of both the Annuitant and joint Annuitant occur before the total amount applied to an Income Plan is paid out, we will continue to make payments in the same manner until any remaining payments are paid out. Currently, a reduced survivor plan is not available. Payments under this plan are available only as fixed income payments.

If you choose an Income Plan with payments that continue for the life of the Annuitant or joint Annuitant, we may require proof of age and sex of the Annuitant or joint Annuitant before starting income payments, and proof that the Annuitant or joint Annuitant are alive before we make each payment. Please note that under Income Plans 1 and 2, and the life annuity and joint life and survivor annuity portion of Income Plans 4 and 5, respectively, if you elect to take no minimum guaranteed payments, it is possible that the payee could receive only one income payment if the Annuitant or any joint Annuitant both die before the second income payment, or only two income payments if they die before the third income payment, and so on.

GUARANTEED PAYMENT PLANS. For Income Plan 3 and the guaranteed payment annuity portion of Income Plans 4 and 5 ("guaranteed payment plans"):

- The minimum payment period you may choose is 5 years.

- If the oldest Annuitant is under age 70, you may choose a period up to age 100 subject to a maximum of 50 years.

- If the oldest Annuitant is age 70 or over, you may choose a period up to a maximum of 30 years.

In general, the longer the guarantee period you select, the smaller each payment will be.

You may make withdrawals from a guaranteed payment plan after the Payout Start Date. You may terminate all or part of the income payments at any time and receive a lump sum equal to their present value as of the close of the Valuation Date (see Valuation Date above) on which we receive your request. To determine the present value of any remaining variable income payments being withdrawn, we use a discount rate equal to the assumed annual investment rate that we use to compute such variable income payments. To determine the present value of any fixed income payments being withdrawn, we discount each payment using our currently applicable interest rates. The minimum amount you may withdraw under this feature is $1,000. A withdrawal charge may apply. You may not make any withdrawals after the Payout Start Date on the life annuity portion of Income Plans 4 and 5.

During the guaranteed payment period, you may request to modify the length of the payment period. Currently, we allow you to make this change once each 365-day period. We reserve the right to change this practice at any time without prior notice. If you elect to change the length of the payment period, the new payment period must be within the original maximum and minimum period you would have been permitted to select on your original Payout Start Date. We may apply a withdrawal charge.

If you change the length of your guaranteed payment period, we will compute the present value of your remaining payments, using the same assumptions we would use if you were terminating the guaranteed payment plan, as described above. Then we adjust the size of the remaining guaranteed

                            26    - PROSPECTUS
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payments to equal what that value would support based on those same assumptions and based on the revised guarantee period. A shorter guarantee period will generally mean that each payment is larger, while a longer guarantee period will generally mean that each payment is smaller.

Under guaranteed payment plans, we currently allow you to change the frequency of your payments. Any change in the frequency of payments takes effect on the next payment date.

Changes to either the frequency of payments or length of a guaranteed payment plan will result in a change to the payment amount and may change the amount of each payment that is taxable to you.

ADDITIONAL INFORMATION. We may make other Income Plans available. You may obtain information about them by writing or calling us.

You must apply at least the Contract Value in the Fixed Account on the Payout Start Date to fixed income payments. If you wish to apply any portion of your Fixed Account balance to provide variable income payments, you should plan ahead and transfer that amount to the Variable Sub-Accounts prior to the Payout Start Date. If you do not tell us how to allocate your Contract Value among fixed and variable income payments, we will apply your Contract Value in the Variable Account to variable income payments and your Contract Value in the Fixed Account to fixed income payments.

We will apply your Contract Value, less applicable taxes, to your Income Plan on the Payout Start Date. We can make income payments in monthly, quarterly, semi-annual or annual installments, as you select. If the Contract Owner has not made any purchase payments for at least 2 years preceding the Payout Start Date, and the Contract Value is less than $2,000, or not enough to provide an initial payment of at least $20, and state law permits, we may:

- terminate the Contract and pay you the Contract Value, less any applicable taxes, in a lump sum instead of the periodic payments you have chosen, or

- reduce the frequency of your payments so that each payment will be at least
  $20.

VARIABLE INCOME PAYMENTS
The amount of your variable income payments depends upon the investment results of the Variable Sub-Accounts you select, the premium taxes you pay, the age and sex of the Annuitant, and the Income Plan you choose. We guarantee that the payments will not be affected by (a) actual mortality experience or (b) the amount of our administration expenses.

We cannot predict the total amount of your variable income payments. The total amount of your variable income payments may be more or less than your total purchase payments because (a) variable income payments vary with the investment results of the underlying Funds; and (b) under some of the income plans, we make income payments only so long as an annuitant is alive or any applicable guarantee payment period has not yet expired.

In calculating the amount of the periodic payments in the annuity tables in the Contracts, we used an assumed investment rate ("AIR", also known as benchmark rate) of 3%. Currently, you may choose either a 6%, 5%, or 3% AIR per year. The 6% AIR may not be available in all states (check with your representative for availability). Currently, if you do not choose one, the 5% AIR will automatically apply. We reserve the right to offer other assumed investment rates. If the actual net investment return of the Variable Sub-Accounts you choose is less than the AIR, then the dollar amount of your variable income payments will decrease. The dollar amount of your variable income payments will increase, however, if the actual net investment return exceeds the AIR. The dollar amount of the variable income payments stays level if the net investment return equals the AIR. With a higher AIR, your initial income payment will be larger than with a lower AIR. While income payments continue to be made, however, this disparity will become smaller and, if the payments have continued long enough, each payment will be smaller than if you had initially chosen a lower AIR. Please refer to the Statement of Additional Information for more detailed information as to how we determine variable income payments.

You may also elect a variable income payment stream consisting of level monthly payments. If you elect level monthly payments, the payments must be recalculated annually. You may elect level monthly payments at or before your Payout Start Date. You cannot elect any fixed income payments while variable level monthly payments are being made. We will determine the amount of each annual payment as described above, place this amount in our general account, and distribute it in level monthly payments. The sum of the level payments will exceed the annual calculated amount because of an interest rate factor we use, which may vary from year to year but will not be less than 2.0% per year. We do not allow withdrawals of the annual amount unless you make a full or partial withdrawal request of the value of the remaining payments under a guaranteed payment plan. If the Annuitant dies during the period of level monthly payments, any life contingencies you chose will be the same as under the income plan you chose. For example, if your income plan contains a life only payment plan and the Annuitant dies during the year, the beneficiary is not entitled to the remaining levelized monthly payments for that year.

                            27    - PROSPECTUS

FIXED INCOME PAYMENTS
We guarantee income payment amounts derived from any Fixed Account Option for the duration of the Income Plan. We calculate the fixed income payments by:

1. deducting any applicable premium tax; and

2. applying the resulting amount to the greater of (a) the appropriate value from the income payment table in your Contract or (b) such other value as we are offering at that time.

We may defer making fixed income payments for a period of up to 6 months or whatever shorter time state law may require. If we defer payments for 30 days or more, we will pay interest as required by law from the date we receive the withdrawal request to the date we make payment.

RETIREMENT INCOME GUARANTEE RIDERS
You may have the option to add to your Contract one of two Retirement Income Guarantee Riders (Rider 1 or Rider 2). Currently, the Option is available for Contract Owners and Annuitants who are age 75 or younger on the Rider Application Date. Each Rider guarantees a minimum dollar amount (we call the "GUARANTEED INCOME BENEFIT") to be applied to an Income Plan. You may exercise this benefit up to your latest Payout Start Date. The Riders may not be available in all states.

ELIGIBILITY. To qualify for this benefit, you must meet the following conditions as of the Payout Start Date:

- You must elect a Payout Start Date that is on or after the 10th anniversary of the date we issued the Rider (the "RIDER DATE");

- The Payout Start Date must occur during the 30 day period following a Contract Anniversary;

- You must elect to receive fixed income payments (calculated using the appropriate Income Payment Table provided in your Contract); and

- The Income Plan you have selected must provide for payments guaranteed for either a single life or joint lives with a specified period of at least:

    - 10 years, if the youngest Annuitant's age is 80 or less on the date the amount is applied, or

    - 5 years, if the youngest Annuitant's age is greater than 80 on the date the amount is applied.

RETIREMENT INCOME GUARANTEE RIDER 1. This Rider guarantees that the amount you apply to an Income Plan will not be less than the total of your purchase payments less any withdrawals and any applicable taxes.

The current charge for this Rider, on an annual basis, is 0.05% multiplied by the Income Base in effect on each Contract Anniversary. We deduct the fee only from your assets in the Variable Sub-Account(s). In the case of a full withdrawal of the Contract Value on any date other than the Contract Anniversary, we will deduct from the amount paid upon withdrawal a Rider fee equal to 0.05% multiplied by the Income Base immediately prior to the withdrawal pro rated to reflect the number of months the Rider was in effect during the current Contract Year.

We calculate the Income Base that we use to determine the value of the guaranteed income benefit as follows:

1. On the Rider Date, the Income Base is equal to the Contract Value.

2. After the Rider Date, we recalculate the Income Base when a purchase payment or withdrawal is made as follows:

    (a) For purchase payments, the Income Base is equal to the most recently calculated Income Base plus the purchase payment.

    (b) For withdrawals, the Income Base is equal to the most recently calculated Income Base reduced by a withdrawal adjustment, described below.

In the absence of any withdrawals or purchase payments, the Income Base will be equal to the Contract Value as of the Rider Date.

The withdrawal adjustment is equal to (1) divided by (2), with the result multiplied by (3), where:

    (1) = withdrawal amount,

    (2) = the Contract Value immediately prior to the withdrawal, and

    (3) = the most recently calculated Income Base.

See Appendix B for an example of how the withdrawal adjustment applies.

The guaranteed income benefit amount is determined by applying the Income Base, less any applicable taxes, to the guaranteed rates for the Income Plan that you select. On the Payout Start Date, the income payment will be the greater of (i) the income payment produced by the guaranteed income benefit or (ii) the income payment provided in the fixed amount income payment provision of the Contract.

The guaranteed income benefit will only apply if you elect to receive fixed income payments. If, however, you apply the Contract Value and not the guaranteed income benefit to the Income Plan, then you may select any Income Plan we offer at that time. If you expect to apply your Contract Value to variable income payment options or to current annuity payment rates then in effect, electing the Retirement Income Guarantee Rider 1 may not be appropriate.

                            28    - PROSPECTUS

RETIREMENT INCOME GUARANTEE RIDER 2. This Rider guarantees that the amount you apply to an Income Plan will not be less than the greater of Income Base A or Income Base B described below.

The current annual charge for this Rider is 0.30% multiplied by the Income Base in effect on each Contract Anniversary. We deduct the fee only from the Variable Sub-Account(s) on a pro-rata basis. For the initial Contract Anniversary after the Rider Date, the Rider Fee is equal to the number of full remaining months from the Rider Date to the Contract Anniversary divided by twelve times .30% with the result multiplied by the Income Base in effect on the Contract Anniversary. In the case of a full withdrawal of the Contract Value on any date other than the Contract Anniversary, we will deduct from the amount paid upon withdrawal a Rider fee equal to 0.30% multiplied by the Income Base immediately prior to the withdrawal pro rated to reflect the number of full months the Rider was in effect during the current Contract Year. The Rider Fee will not be deducted during the Payout Phase.

The Income Base is the greater of Income Base A and Income Base B. We determine each Income Base as follows:

INCOME BASE A. On the Rider Date, Income Base A is equal to the Contract Value. After the Rider Date, we recalculate Income Base A as follows on the Contract Anniversary and when a purchase payment or withdrawal is made:

1. For purchase payments, Income Base A is equal to the most recently calculated Income Base plus the purchase payment.

2. For withdrawals, Income Base A is equal to the most recently calculated Income Base reduced by a withdrawal adjustment.

3. On each Contract Anniversary, Income Base A is equal to the greater of the Contract Value on that date or the most recently calculated Income Base A.

In the absence of any withdrawals or purchase payments, Income Base A will be equal to the greatest Contract Value as of the Rider Date and all Contract Anniversary Contract Values between the Rider Date and the Payout Start Date. We will recalculate Income Base A for purchase payments, for withdrawals and on Contract Anniversaries until the first Contract Anniversary after the 85th birthday of the oldest Contract Owner or, if no Contract Owner is a living individual, the oldest Annuitant. After that date, we will recalculate Income Base A for purchase payments and withdrawals.

INCOME BASE B. On the Rider Date, Income Base B is equal to the Contract Value. After the Rider Date, Income Base B, plus any subsequent purchase payments and less a withdrawal adjustment for any subsequent withdrawals, will accumulate daily at a rate equal to 5% per year until the first day of the month following the oldest Contract Owner's or, if the Contract Owner is not a living individual, the Annuitant's 85th birthday.

For purposes of computing Income Base A or B, the withdrawal adjustment is equal to (1) divided by (2), with the result multiplied by (3), where:

    (1) = withdrawal amount,

    (2) = the Contract Value immediately prior to the withdrawal, and

    (3) = the most recently calculated Income Base.

See Appendix B for an example of how the withdrawal adjustment applies.

The guaranteed income benefit will only apply if you elect to receive fixed income payments. If, however, you apply the Contract Value and not the guaranteed income benefit to the Income Plan, then you may select any Income Plan we offer at that time. If you expect to apply your Contract Value to variable income payment options or to current annuity payment rates then in effect, electing the Retirement Income Guarantee Rider 2 may not be appropriate.

We determine the guaranteed income benefit amount by applying the Income Base, less any applicable taxes, to the guaranteed rates for the Income Plan that you select. On the Payout Start Date, the income payment will be the greater of (i) the income payment provided by the guaranteed income benefit or (ii) the income payment provided in the fixed amount income payment provision of the Contract.

CERTAIN EMPLOYEE BENEFIT PLANS
The Contracts offered by this prospectus contain income payment tables that provide for different payments to men and women of the same age, except in states that require unisex tables. We reserve the right to use income payment tables that do not distinguish on the basis of sex to the extent permitted by applicable law. In certain employment-related situations, employers are required by law to use the same income payment tables for men and women. Accordingly, if the Contract is to be used in connection with an employment-related retirement or benefit plan and we do not offer unisex annuity tables in your state, you should consult with legal counsel as to whether the purchase of a Contract is appropriate.

                            29    - PROSPECTUS

DEATH BENEFITS
-------------------------------------------------------------------

We will pay a death benefit if, prior to the Payout Start Date:

1. any Contract Owner dies, or

2. the Annuitant dies.

We will pay the death benefit to the new Contract Owner who is determined immediately after the death. The new Contract Owner would be a surviving Contract Owner or, if none, the Beneficiary. In the case of the death of the Annuitant, we will pay the death benefit to the current Contract Owner.

DEATH BENEFIT AMOUNT
Prior to the Payout Start Date, the death benefit is equal to the greatest of the following death benefit alternatives:

1. the Contract Value as of the date we determine the death benefit, or

2. the sum of all purchase payments (gross purchase payments in the case of PUTNAM ALLSTATE ADVISOR APEX CONTRACTS), less withdrawals, or

3. the most recent MAXIMUM ANNIVERSARY VALUE prior to the date we determine the death benefit (see "MAXIMUM ANNIVERSARY VALUE" below).

We will determine the value of the death benefit as of the end of the Valuation Date on which we receive a complete request for payment of the death benefit. If we receive a request after 3 p.m. Central Time on a Valuation Date, we will process the request as of the end of the following Valuation Date. A request for payment of the death benefit must include DUE PROOF OF DEATH. We will accept the following documentation as "Due Proof of Death":

- a certified copy of a death certificate,

- a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or

- other documentation as we may accept in our sole discretion.

MAXIMUM ANNIVERSARY VALUE. On the Issue Date, the Maximum Anniversary Value is equal to the initial purchase payment (gross purchase payment in the case of PUTNAM ALLSTATE ADVISOR APEX CONTRACTS). After the Issue Date, we recalculate the Maximum Anniversary Value when a purchase payment or withdrawal is made or on a Contract Anniversary as follows:

1. For purchase payments, the Maximum Anniversary Value is equal to the most recently calculated Maximum Anniversary Value plus the purchase payment (gross purchase payment in the case of PUTNAM ALLSTATE ADVISOR APEX CONTRACTS).

2. For withdrawals, the Maximum Anniversary Value is equal to the most recently calculated Maximum Anniversary Value reduced by a withdrawal adjustment, as defined below.

3. On each Contract Anniversary, the Maximum Anniversary Value is equal to the greater of the Contract Value or the most recently calculated Maximum Anniversary Value.

In the absence of any withdrawals or purchase payments, the Maximum Anniversary Value will be the greatest of all Contract Anniversary Contract Values on or prior to the date we calculate the death benefit. For Putnam Allstate Advisor Apex Contracts, the Contract Values are based on net purchase payments.

We will recalculate the Maximum Anniversary Value until the first Contract Anniversary after the 80th birthday of the oldest Contract Owner or, if no Contract Owner is a living individual, the Annuitant. After that date, we will recalculate the Maximum Anniversary Value only for purchase payments and withdrawals. The Maximum Anniversary Value will never be greater than the maximum death benefit allowed by any applicable state non-forfeiture laws.

WITHDRAWAL ADJUSTMENT. The withdrawal adjustment reduces the Maximum Anniversary Value and the death benefit under the Enhanced Beneficiary Protection Option, described below, by the same proportion as the withdrawal reduces the Contract Value. The withdrawal adjustment is equal to (1) divided by (2), with the result multiplied by (3), where:

    (1) = the withdrawal amount,

    (2) = the Contract Value immediately prior to the withdrawal, and

    (3) = the value of the applicable death benefit alternative immediately prior to the withdrawal.

See Appendix A for an example of a withdrawal adjustment.

EARNINGS PROTECTION DEATH BENEFIT OPTION
If the oldest Contract Owner and Annuitant are age 75 or younger as of the Rider Application Date, you may elect the Earnings Protection Death Benefit Option. You may elect the Earnings Protection Death Benefit Option alone or together with any other death and/or income benefit option offered under the Contract. We will issue a rider to your Contract if you elect the Earnings Protection Death Benefit Option. The Earnings Protection Death Benefit Option may not be available in all states. We may discontinue the offering of

                            30    - PROSPECTUS
this Option at any time. The Earnings Protection Death Benefit Option and the daily charge for the Option will terminate upon the change of Contract Owner or Annuitant for reasons other than death.

Under the Earnings Protection Death Benefit Option, if the oldest Contract Owner and Annuitant are age 65 or younger on the Rider Application Date, the death benefit is increased by:

- the lesser of 100% of In-Force Premium, excluding purchase payments (net purchase payments in the case of Putnam Allstate Advisor Apex Contracts) made in the twelve month period immediately preceding the death of the Contract Owner or Annuitant, or 40% of In-Force Earnings.

If the oldest Contract Owner or Annuitant is over age 65 and both are age 75 or younger on the Rider Application Date, the death benefit is increased by:

- the lesser of 50% of In-Force Premium, excluding purchase payments (net purchase payments in the case of PUTNAM ALLSTATE ADVISOR APEX CONTRACTS) made in the twelve month period immediately preceding the death of the Contract Owner or Annuitant, or 25% of In-Force Earnings.

For the purpose of calculating the Earnings Protection Death Benefit, the following definitions apply:

IN-FORCE PREMIUM equals the Contract Value on the date the Earnings Protection Death Benefit Option is made a part of the Contract ("RIDER DATE") plus all purchase payments (net purchase payments in the case of PUTNAM ALLSTATE ADVISOR APEX CONTRACTS) after the Rider Date less the sum of all Excess-of-Earnings Withdrawals after the Rider Date. If the Rider Date is the same as the Issue Date, then the Contract Value on the Rider Date is equal to your initial purchase payment (net purchase payment in the case of PUTNAM ALLSTATE ADVISOR APEX CONTRACTS).

IN-FORCE EARNINGS equals the Contract Value minus the In-Force Premium. The In-Force Earnings amount will never be less than zero.

An EXCESS-OF-EARNINGS WITHDRAWAL is the amount of a withdrawal in excess of the In-Force Earnings in the Contract immediately prior to the withdrawal.

We will calculate the Earnings Protection Death Benefit Option as of the date we receive Due Proof of Death. We will pay the Earnings Protection Death Benefit with the death benefit as described under "Death Benefit Payments" below.

The value of the Earnings Protection Death Benefit depends largely on the amount of earnings that accumulate under your Contract. If you expect to withdraw the earnings from your Contract Value, electing the Earnings Protection Death Benefit Option may not be appropriate. For purposes of calculating the Earnings Protection Death Benefit, earnings are considered to be withdrawn first before purchase payments. Your representative can help you decide if the Earnings Protection Death Benefit Option is right for you.

For examples of how the death benefit is calculated under the Earnings Protection Death Benefit Option, see Appendix C.

ENHANCED BENEFICIARY PROTECTION OPTION
The Enhanced Beneficiary Protection Option is an optional benefit that you may elect. Currently, the Option is available for Contract Owners and Annuitants who are age 75 or younger on the Rider Application Date. If you elect the Option, the death benefit will be the greater of the death benefit alternatives (1) through (3) listed above, or (4) the Enhanced Beneficiary Protection Option. The Enhanced Beneficiary Protection Option may not be available in all states.

We will issue a rider to your Contract if you elect the Option. The Enhanced Beneficiary Protection Option on the date we issue the Contract rider ("RIDER DATE") is equal to the Contract Value on that date. After the Rider Date, the Enhanced Beneficiary Protection Option, plus any subsequent payments payment (gross purchase payment in the case of PUTNAM ALLSTATE ADVISOR APEX CONTRACTS), and less a withdrawal adjustment (computed as described above), will accumulate daily at the rate of 5% per year until the earlier of:

1. the date we determine the death benefit, or

2. the first Contract Anniversary following the 80th birthday of the oldest Contract Owner or, if no Contract Owner is a living individual, the 80th birthday of the oldest Annuitant.

We will determine the death benefit under the Enhanced Beneficiary Protection Option in the same manner as described under "Death Benefit Amount."

DEATH BENEFIT PAYMENTS
DEATH OF CONTRACT OWNER. Subject to any restrictions previously placed upon any Beneficiary, within 180 days of the date of your death, the new Contract Owner may elect to:

1. receive the death benefit in a lump sum, or

2. apply an amount equal to the death benefit to one of the available Income Plans described above. The Payout Start Date must be within one year of the date of your death. Income payments must be:

    (a) over the life of the new Contract Owner,

    (b) for a guaranteed number of payments not to exceed the life expectancy of the new Contract Owner, or

                            31    - PROSPECTUS

    (c) over the life of new Contract Owner with a guaranteed number of payments not to exceed the life expectancy of the new Contract Owner.

Otherwise, the new Contract Owner will receive the Settlement Value. The "SETTLEMENT VALUE" is the Contract Value, less any applicable withdrawal charge, premium tax and, in the case of PUTNAM ALLSTATE ADVISOR CONTRACTS, contract maintenance charge. The new Contract Owner may make a single withdrawal of any amount within one year of the date of death without incurring a withdrawal charge. We will calculate the Settlement Value as of the end of the Valuation Date coinciding with the requested distribution date for payment or on the mandatory distribution date of 5 years after the date of your death, whichever is earlier. If we receive a request after 3 p.m. Central Time on a Valuation Date, we will process the request as of the end of the following Valuation Date. We reserve the right to waive the 180 day limit on a non-discriminatory basis.

In any event, the entire value of the Contract must be distributed within 5 years after the date of death unless an Income Plan is elected or a surviving spouse continues the Contract in accordance with the provisions described below.

If the sole new Contract Owner is your spouse, then he or she may elect one of the options listed above or may continue the Contract in the Accumulation Phase as if the death had not occurred. On the date the Contract is continued, the Contract Value will equal the amount of the death benefit as determined as of the Valuation Date on which we received Due Proof of Death (the next Valuation Date if we receive Due Proof of Death after 3 p.m. Central Time). Unless otherwise instructed by the continuing spouse, the excess, if any, of the death benefit amount over the Contract Value will be allocated to the Variable Sub-Accounts. This excess will be allocated in proportion to your Contract Value in the investment alternatives on the Valuation Date that we receive Due Proof of Death, except that any portion of this excess attributable to the Fixed Account Options will be allocated to the Money Market Fund Variable Sub-Account. Within 30 days of the date the Contract is continued, your surviving spouse may choose one of the following transfer alternatives without incurring a transfer fee:

- Transfer all or a portion of the excess among the Variable Sub-Accounts;

- Transfer all or a portion of the excess into the Standard Fixed Account and begin a new Guarantee Period; or

- Transfer all or a portion of the excess into a combination of Variable Sub-Accounts or the Standard Fixed Account.

Any such transfer does not count as one of the free transfers allowed each Contract Year and is subject to any minimum allocation amount specified in your Contract.

The Contract may only be continued once. If the surviving spouse continues the Contract in the Accumulation Phase, the surviving spouse may make a single withdrawal of any amount within 1 year of the date of death without incurring a withdrawal charge. Prior to the Payout Start Date, the death benefit of the continued Contract will be the greater of:

- the sum of all purchase payments (gross purchase payments in the case of PUTNAM ALLSTATE ADVISOR APEX CONTRACTS), less any withdrawals; or

- the Contract Value on the date we determine the death benefit; or

- the Maximum Anniversary Value as defined in the "Death Benefit Amount" section, with the following changes:

    - "Issue Date" is replaced by the date the Contract is continued,

    - "initial purchase payment" is replaced with the death benefit as described at the end of the Valuation Period during which we received Due Proof of Death.

If you elected the Earnings Protection Death Benefit Option, and your spouse continues the Contract as described above, the Earnings Protection Death Benefit Option and the daily charge for this Option will terminate if the oldest new Contract Owner and Annuitant are over age 75 on the date the Contract is continued, or if the new Contract Owner elects to terminate the Option. If the Earnings Protection Death Benefit Option is not terminated, on the date the Contract is continued, the Rider Date for this Option will be reset to the date the Contract is continued (new "Rider Date"). The age of the oldest Contract Owner and Annuitant on the new Rider Date will be used to determine the Earnings Protection Death Benefit after the new Rider Date. Also, the age of the oldest Contract Owner and Annuitant on the new Rider Date will be used to determine the mortality and expense risk charge for the Option after the new Rider Date. For an example of spousal continuation of the Contract with the Earnings Protection Death Benefit Option, see Appendix C.

For Contracts with the optional Enhanced Beneficiary Protection Option:

- the Enhanced Beneficiary Protection value as defined in the Rider, with the following changes:

    - "Rider Date" is replaced by the date the Contract is continued,

                            32    - PROSPECTUS

    - "Contract Value" is replaced with the death benefit as described at the end of the Valuation Period during which we received Due Proof of Death.

If the new Contract Owner is a corporation, trust, or other non-natural person, then the new Contract Owner may elect, within 180 days of your death, to receive the death benefit in a lump sum or may elect to receive the Settlement Value in a lump sum within 5 years of death. We reserve the right to waive the 180 day limit on a non-discriminatory basis.

DEATH OF ANNUITANT. If the Annuitant who is not also the Contract Owner dies prior to the Payout Start Date, the Contract Owner must elect one of the applicable options described below.

If the Contract Owner is a natural person, the Contract Owner may elect to continue the Contract as if the death had not occurred, or, if we receive Due Proof of Death within 180 days of the date of the Annuitant's death, the Contract Owner may choose to:

1. receive the death benefit in a lump sum; or

2. apply the death benefit to an Income Plan that must begin within 1 year of the date of death.

If the Contract Owner elects to continue the Contract or to apply the death benefit to an Income Plan, the new Annuitant will be the youngest Contract Owner, unless the Contract Owner names a different Annuitant.

The Earnings Protection Death Benefit Option will terminate upon the death of the Annuitant unless you continue the Contract as described above. If the Contract is continued, then this Option will continue with the original Rider Date, the original rates for calculating the Earnings Protection Death Benefit, and the original mortality and expense risk charge.

If the oldest Contract Owner or Annuitant was over age 65 on the Rider Application Date and you continue the Contract, you will continue with the higher mortality and expense risk charge for the Option (0.35% in addition to the basic Contract mortality and expense risk charge) and lower Earnings Protection Death Benefit asociated with those ages. Therefore, it may not be to your advantage to continue the Contract with the Option if the Contract Owner and new Annuitant are younger than age 66. Your representative can help you decide whether to select the Option and/or continue the Contract with this Option. For an example of spousal continuation of the Contract with the Earnings Protection Death Benefit Option, see Appendix C.

If the Contract Owner is a non-natural person, the non-natural Contract Owner may elect, within 180 days of the Annuitant's date of death, to receive the death benefit in a lump sum or may elect to receive the Settlement Value payable in a lump sum within 5 years of the Annuitant's date of death. If the non-natural Contract Owner does not make one of the above described elections, the Settlement Value must be withdrawn by the non-natural Contract Owner on or before the mandatory distribution date 5 years after the Annuitant's death. We reserve the right to waive the 180 day limit on a non-discriminatory basis.

MORE INFORMATION
-------------------------------------------------------------------

ALLSTATE
Allstate is the issuer of the Contract. Allstate is an Illinois stock life insurance company organized in 1957.

Allstate is licensed to operate in the District of Columbia, Puerto Rico, and all states except New York. We intend to offer the Contract in those jurisdictions in which we are licensed. Our home office is located at 3100 Sanders Road, Northbrook, Illinois, 60062.

Allstate is a wholly owned subsidiary of Allstate Insurance Company, a stock property-liability insurance company incorporated under the laws of Illinois. All of the outstanding capital stock of Allstate Insurance Company is owned by The Allstate Corporation.

Independent rating agencies regularly evaluate life insurers' claims-paying ability, quality of investments, and overall stability. A.M. Best Company assigns an A+ (Superior), Standard & Poor's assigns an AA+ (Very Strong) financial strength rating and Moody's Investors Service assigns an Aa2 (Excellent) financial strength rating to Allstate. These ratings do not reflect the investment performance of the Variable Account. We may from time to time advertise these ratings in our sales literature.

VARIABLE ACCOUNT
Allstate established the Allstate Life Insurance Company Separate Account A on January 27, 1999. We have registered the Variable Account with the SEC as a unit investment trust. The SEC does not supervise the management of the Variable Account or Allstate.

We own the assets of the Variable Account. The Variable Account is a segregated asset account under Illinois law. That means we account for the Variable Account's income, gains and losses separately from the results of our other

                            33    - PROSPECTUS
operations. It also means that only the assets of the Variable Account that are in excess of the reserves and other Contract liabilities with respect to the Variable Account are subject to liabilities relating to our other operations. Our obligations arising under the Contracts are general corporate obligations of Allstate.

The Variable Account consists of 27 Variable Sub-Accounts, each of which invests in a corresponding Fund. We may add new Variable Sub-Accounts or eliminate one or more of them, if we believe marketing, tax, or investment conditions so warrant. We do not guarantee the investment performance of the Variable Account, its Sub-Accounts or the Funds. We may use the Variable Account to fund our other annuity contracts. We will account separately for each type of annuity contract funded by the Variable Account.

THE FUNDS
DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. We automatically reinvest all dividends and capital gains distributions from the Funds in shares of the distributing Funds at their net asset value.

VOTING PRIVILEGES. As a general matter, you do not have a direct right to vote the shares of the Funds held by the Variable Sub-Accounts to which you have allocated your Contract Value. Under current law, however, you are entitled to give us instructions on how to vote those shares on certain matters. Based on our present view of the law, we will vote the shares of the Funds that we hold directly or indirectly through the Variable Account in accordance with instructions that we receive from Contract Owners entitled to give such instructions.

As a general rule, before the Payout Start Date, the Contract Owner or anyone with a voting interest is the person entitled to give voting instructions. The number of shares that a person has a right to instruct will be determined by dividing the Contract Value allocated to the applicable Variable Sub-Account by the net asset value per share of the corresponding Fund as of the record date of the meeting. After the Payout Start Date the person receiving income payments has the voting interest. The payee's number of votes will be determined by dividing the reserve for such Contract allocated to the applicable Sub-Account by the net asset value per share of the corresponding Fund. The votes decrease as income payments are made and as the reserves for the Contract decrease.

We will vote shares attributable to Contracts for which we have not received instructions, as well as shares attributable to us, in the same proportion as we vote shares for which we have received instructions, unless we determine that we may vote such shares in our own discretion. We will apply voting instructions to abstain on any item to be voted upon on a pro-rata basis to reduce the votes eligible to be cast.

We reserve the right to vote Fund shares as we see fit without regard to voting instructions to the extent permitted by law. If we disregard voting instructions, we will include a summary of that action and our reasons for that action in the next semi-annual financial report we send to you.

CHANGES IN FUNDS. If the shares of any of the Funds are no longer available for investment by the Variable Account or if, in our judgment, further investment in such shares is no longer desirable in view of the purposes of the Contract, we may eliminate that Fund and substitute shares of another eligible investment fund. Any substitution of securities will comply with the requirements of the Investment Company Act of 1940. We also may add new Variable Sub-Accounts that invest in additional underlying funds. We will notify you in advance of any change.

CONFLICTS OF INTEREST. The Funds sell their shares to separate accounts underlying both variable life insurance and variable annuity contracts. It is conceivable that in the future it may be unfavorable for variable life insurance separate accounts and variable annuity separate accounts to invest in the same Fund. The board of directors of the Funds monitors for possible conflicts among separate accounts buying shares of the Funds. Conflicts could develop for a variety of reasons. For example, differences in treatment under tax and other laws or the failure by a separate account to comply with such laws could cause a conflict. To eliminate a conflict, the Funds' board of directors may require a separate account to withdraw its participation in a Fund. A Fund's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account withdrawing because of a conflict.

THE CONTRACT
DISTRIBUTION. Allstate Distributors, L.L.C. ("Allstate Distributors"), a broker-dealer jointly owned by Allstate and Putnam Investments, will serve as principal underwriter of the Contracts. Allstate Distributors is a registered broker dealer under the Securities and Exchange Act of 1934, as amended, ("Exchange Act") and a member of the National Association of Securities Dealers, Inc. Contracts are sold by registered representatives of unaffiliated broker-dealers or bank employees who are licensed insurance agents appointed by Allstate, either individually or through an incorporated insurance agency and have entered into a selling agreement with Allstate Distributors to sell the Contract.

We will pay commissions to broker-dealers who sell the Contracts. Commissions paid may vary, but we estimate that the total commission paid on all Contract sales will not exceed 8.5% of all purchase payments. From time to time, we may pay or permit other promotional incentives, in cash or credit or other compensation. The commission is intended to cover distribution expenses. In some states, Contracts may be sold by representatives or employees of banks.

                            34    - PROSPECTUS

Allstate may pay Allstate Distributors a commission for distribution of the Contracts. The underwriting agreement with Allstate Distributors provides that we will reimburse Allstate Distributors for expenses incurred in distributing the Contracts, including any liability to Contract Owners arising out of services rendered or Contracts issued.

For PUTNAM ALLSTATE ADVISOR CONTRACTS issued to employees of Allstate and certain other eligible organizations, and in lieu of Allstate paying any commissions on sales of those Contracts, the Contract Owner will receive a credit of 6% of the amount of each purchase payment that will be applied to each purchase payment. Allstate will allocate this credit in the same allocation as your most recent instruction. If you exercise your Right to Cancel your Contract as described in this prospectus, we will return to you the amount you would have received had there been no credit. Unless we are required by law to return your purchase payments, this amount also will include any charges deducted that reduced your Contract Value prior to cancellation, plus any investment gain on the credit. The credit may not be available in all states. We do not consider the credit to be an "investment in the contract" for income tax purposes.

For PUTNAM ALLSTATE ADVISOR APEX CONTRACTS issued to employees of Allstate and certain other eligible organizations, and in lieu of Allstate paying any commissions on sales of those Contracts, the sales charge will be waived.

ADMINISTRATION. We have primary responsibility for all administration of the Contracts and the Variable Account.

We provide the following administrative services, among others:

- issuance of the Contracts;

- maintenance of Contract Owner records;

- Contract Owner services;

- calculation of unit values;

- maintenance of the Variable Account; and

- preparation of Contract Owner reports.

We will send you Contract statements and transaction confirmations at least annually. You should notify us promptly in writing of any address change. You should read your statements and confirmations carefully and verify their accuracy. You should contact us promptly if you have a question about a periodic statement. We will investigate all complaints and make any necessary adjustments retroactively, but you must notify us of a potential error within a reasonable time after the date of the questioned statement. If you wait too long, we will make the adjustment as of the date that we receive notice of the potential error.

We will also provide you with additional periodic and other reports, information and prospectuses as may be required by federal securities laws.

QUALIFIED PLANS
If you use the Contract with a qualified plan, the plan may impose different or additional conditions or limitations on withdrawals, waivers of withdrawal charges, death benefits, Payout Start Dates, income payments, and other Contract features. In addition, adverse tax consequences may result if qualified plan limits on distributions and other conditions are not met. Please consult your qualified plan administrator for more information.

LEGAL MATTERS
Foley & Lardner, Washington, D.C., has advised Allstate on certain federal securities law matters. All matters of Illinois law pertaining to the Contracts, including the validity of the Contracts and Allstate's right to issue such Contracts under Illinois insurance law, have been passed upon by Michael J. Velotta, General Counsel of Allstate.

TAXES
-------------------------------------------------------------------

THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE. ALLSTATE MAKES NO GUARANTEE REGARDING THE TAX TREATMENT OF ANY CONTRACT OR TRANSACTION INVOLVING A CONTRACT.

Federal, state, local and other tax consequences of ownership or receipt of distributions under an annuity contract depend on your individual circumstances. If you are concerned about any tax consequences with regard to your individual circumstances, you should consult a competent tax adviser.

TAXATION OF ANNUITIES IN GENERAL
TAX DEFERRAL. Generally, you are not taxed on increases in the Contract Value until a distribution occurs. This rule applies only where:

1. the owner is a natural person,

2. the investments of the Variable Account are "adequately diversified" according to Treasury Department regulations, and

                            35    - PROSPECTUS

3. Allstate is considered the owner of the Variable Account assets for federal income tax purposes.

NON-NATURAL OWNERS. As a general rule, annuity contracts owned by non-natural persons such as corporations, trusts, or other entities are not treated as annuity contracts for federal income tax purposes. The income on such contracts is taxed as ordinary income received or accrued by the owner during the taxable year. Please see the Statement of Additional Information for a discussion of several exceptions to the general rule for contracts owned by non-natural persons.

DIVERSIFICATION REQUIREMENTS. For a Contract to be treated as an annuity for federal income tax purposes, the investments in the Variable Account must be "adequately diversified" consistent with standards under Treasury Department regulations. If the investments in the Variable Account are not adequately diversified, the Contract will not be treated as an annuity contract for federal income tax purposes. As a result, the income on the Contract will be taxed as ordinary income received or accrued by the owner during the taxable year. Although Allstate does not have control over the Funds or their investments, we expect the Funds to meet the diversification requirements.

OWNERSHIP TREATMENT. The IRS has stated that you will be considered the owner of Variable Account assets if you possess incidents of ownership in those assets, such as the ability to exercise investment control over the assets. At the time the diversification regulations were issued, the Treasury Department announced that the regulations do not provide guidance concerning circumstances in which investor control of the Variable Account investments may cause an investor to be treated as the owner of the Variable Account. The Treasury Department also stated that future guidance would be issued regarding the extent that Owners could direct sub-account investments without being treated as Owners of the underlying assets of the separate account.

Your rights under the Contract are different than those described by the IRS in rulings in which it found that Contract Owners were not Owners of separate account assets. For example, you have the choice to allocate premiums and Contract Values among more investment alternatives. Also, you may be able to transfer among investment alternatives more frequently than in such rulings. These differences could result in you being treated as the owner of the Variable Account. If this occurs, income and gain from the Variable Account assets would be includible in your gross income. Allstate does not know what standards will be set forth in any regulations or rulings which the Treasury Department may issue. It is possible that future standards announced by the Treasury Department could adversely affect the tax treatment of your Contract. We reserve the right to modify the Contract as necessary to attempt to prevent you from being considered the federal tax owner of the assets of the Variable Account. However, we make no guarantee that such modification to the Contract will be successful.

TAXATION OF PARTIAL AND FULL WITHDRAWALS. If you make a partial withdrawal under a non-Qualified Contract, amounts received are taxable to the extent the Contract Value, without regard to surrender charges, exceeds the investment in the Contract. The investment in the Contract is the gross premium paid for the contract minus any amounts previously received from the Contract if such amounts were properly excluded from your gross income. If you make a partial withdrawal under a Qualified Contract, the portion of the payment that bears the same ratio to the total payment that the investment in the Contract (i.e., nondeductible IRA contributions, after tax contributions to qualified plans) bears to the Contract Value, is excluded from your income. If you make a full withdrawal under a non-Qualified Contract or a Qualified Contract, the amount received will be taxable only to the extent it exceeds the investment in the Contract.

"Nonqualified distributions" from Roth IRAs are treated as made from contributions first and are included in gross income only to the extent that distributions exceed contributions. "Qualified distributions" from Roth IRAs are not included in gross income. "Qualified distributions" are any distributions made more than five taxable years after the taxable year of the first contribution to any Roth IRA and which are:

- made on or after the date the individual attains age 59 1/2,

- made to a beneficiary after the Contract Owner's death,

- attributable to the Contract Owner being disabled, or

- for a first time home purchase (first time home purchases are subject to a lifetime limit of $10,000).

If you transfer a non-Qualified Contract without full and adequate consideration to a person other than your spouse (or to a former spouse incident to a divorce), you will be taxed on the difference between the Contract Value and the investment in the Contract at the time of transfer. Except for certain Qualified Contracts, any amount you receive as a loan under a Contract, and any assignment or pledge (or agreement to assign or pledge) of the Contract Value is treated as a withdrawal of such amount or portion.

TAXATION OF ANNUITY PAYMENTS. Generally, the rule for income taxation of annuity payments received from a nonqualified contract provides for the return of your investment in the Contract in equal tax-free amounts over the payment period. The balance of each payment received is taxable. For fixed annuity payments, the amount excluded from income is determined by multiplying the payment by the ratio of the investment in the Contract (adjusted for any refund feature or period certain) to the total expected value of annuity payments for the term of the Contract. If you elect

                            36    - PROSPECTUS
variable annuity payments, the amount excluded from taxable income is determined by dividing the investment in the Contract by the total number of expected payments. The annuity payments will be fully taxable after the total amount of the investment in the Contract is excluded using these ratios. If you die, and annuity payments cease before the total amount of the investment in the Contract is recovered, the unrecovered amount will be allowed as a deduction for your last taxable year.

TAXATION OF LEVEL MONTHLY VARIABLE ANNUITY PAYMENTS. You may have an option to elect a variable income payment stream consisting of level monthly payments that are recalculated annually. Although your levelized payment will be reported to the IRS in the year distributed, it is possible the IRS could determine that receipt of the first monthly payout of each annual payment is constructive receipt of the entire annual payment. Thus, the total taxable amount for each annual payment would be accelerated to the time of the first monthly payout and reported in the tax year in which the first monthly payout is received.

PARTIAL COMMUTATION OF ANNUITY PAYMENTS. The Federal tax treatment of Income Payment Options is unclear in some respects. As a result, it is possible that a greater or lesser portion of payments may be included in your taxable income than described above or that we plan to report to the Internal Revenue Service. The tax law is also unclear regarding the portion of any additional withdrawal received after the Payout Start Date that is taxable, and thus it is also possible that a greater or lesser portion of such a payment could be taxable than the amount we determine.

TAXATION OF ANNUITY DEATH BENEFITS. Death of a Contract Owner, or death of the Annuitant if the Contract is owned by a non-natural person, will cause a distribution of death benefits from a Contract. Generally, such amounts are included in income as follows:

1. if distributed in a lump sum, the amounts are taxed in the same manner as a full withdrawal, or

2. if distributed under an Income Plan, the amounts are taxed in the same manner as an income payment. Please see the Statement of Additional Information for more detail on distribution at death requirements.

PENALTY TAX ON PREMATURE DISTRIBUTIONS. A 10% penalty tax applies to the taxable amount of any premature distribution from a non-Qualified Contract. The penalty tax generally applies to any distribution made prior to the date you attain age 59 1/2. However, no penalty tax is incurred on distributions:

1. made on or after the date the Contract Owner attains age 59 1/2,

2. made as a result of the Contract Owner's death or disability,

3. made in substantially equal periodic payments over the Contract Owner's life or life expectancy,

4. made under an immediate annuity, or

5. attributable to investment in the Contract before August 14, 1982.

You should consult a competent tax advisor to determine if any other exceptions to the penalty apply to your situation. Similar exceptions may apply to distributions from Qualified Contracts.

SUBSTANTIALLY EQUAL PERIODIC PAYMENTS. With respect to non-Qualified Contracts using substantially equal periodic payments or immediate annuity payments as an exception to the penalty tax on premature distributions, any additional withdrawal or other modification of the payment stream would violate the requirement that payments must be substantially equal. Failure to meet this requirement would mean that the income portion of each payment received prior to the later of 5 years or attaining age 59 1/2 would be subject to a 10% penalty tax unless another exception to the penalty tax applies. The tax for the year of the modification is increased by the penalty tax that would have been imposed without the exception, plus interest for the years in which the exception was used. Allstate believes such modifications would violate the substantially equal periodic payments and immediate annuity exceptions to the 10% penalty tax. Similar treatment may apply to additional withdrawals or other modifications of the payment stream from Qualified Contracts. You should consult a competent tax advisor prior to taking a withdrawal.

AGGREGATION OF ANNUITY CONTRACTS. All non-qualified deferred annuity contracts issued by Allstate (or its affiliates) to the same Contract Owner during any calendar year will be aggregated and treated as one annuity contract for purposes of determining the taxable amount of a distribution.

TAX QUALIFIED CONTRACTS
The income on qualified plan and IRA investments is tax deferred, and the income on variable annuities held by such plans does not receive any additional tax deferral. You should review the annuity features, including all benefits and expenses, prior to purchasing a variable annuity in a qualified plan or IRA. Contracts may be used as investments with certain qualified plans such as:

- Individual Retirement Annuities or Accounts (IRAs) under Section 408 of the Code;

- Roth IRAs under Section 408A of the Code;

- Simplified Employee Pension Plans under Section 408(k) of the Code;

- Savings Incentive Match Plans for Employees (SIMPLE) Plans under Section 408(p) of the Code;

                            37    - PROSPECTUS

- Tax Sheltered Annuities under Section 403(b) of the Code;

- Corporate and Self Employed Pension and Profit Sharing Plans; and

- State and Local Government and Tax-Exempt Organization Deferred Compensation Plans.

In the case of certain qualified plans, the terms of the plans may govern the right to benefits, regardless of the terms of the Contract. Generally, qualified plans require minimum distributions upon reaching age 70 1/2. Failure to withdraw the required minimum distribution will result in a 50% tax penalty on the shortfall not withdrawn from the contract. NOT ALL INCOME PLANS OFFERED UNDER THIS ANNUITY CONTRACT SATISFY THE REQUIREMENTS FOR MINIMUM DISTRIBUTIONS. Please see a competent tax advisor to make sure the qualified plan distribution requirements for this annuity are satisfied. The income on qualified plan and IRA investments is tax deferred and variable annuities held by such plans do not receive any additional tax deferral. You should review the annuity features, including all benefits and expenses, prior to purchasing a variable annuity in a qualified plan or IRA. Allstate reserves the right to limit the availability of the Contract for use with any of the Qualified Plans listed above.

THE DEATH BENEFIT AND QUALIFIED CONTRACTS. Pursuant to IRS regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit a death benefit, including that provided by the optional Earnings Protection Death Benefit, from being provided under the Contracts when we issue the Contracts as Traditional IRAs, Roth IRAs or SIMPLE IRAs. However, it is possible that the death benefit could be viewed as violating the prohibition on investment in life insurance contracts with the result that the Contract would not be viewed as satisfying the requirements of an IRA.

It is also possible that the Earnings Protection Death Benefit could be characterized as an incidental death benefit. If the Earnings Protection Death Benefit were so characterized, this could result in currently taxable income to a Contract Owner. In addition, there are limitations on the amount of incidental death benefits that may be provided under qualified plans, such as in connection with a 403(b) plan.

RESTRICTIONS UNDER SECTION 403(B) PLANS. Section 403(b) of the Tax Code provides tax-deferred retirement savings plans for employees of certain non-profit and educational organizations. Under Section 403(b), any contract used for a 403(b) plan must provide that distributions attributable to salary reduction contributions made after 12/31/88, and all earnings on salary reduction contributions, may be made only on or after the date the employee:

- attains age 59 1/2,

- separates from service,

- dies,

- becomes disabled, or

- on account of hardship (earnings on salary reduction contributions may not be distributed on the account of hardship).

These limitations do not apply to withdrawals where Allstate is directed to transfer some or all of the contract value to another 403(b) plan.

INCOME TAX WITHHOLDING
Allstate is required to withhold federal income tax at a rate of 20% on all "eligible rollover distributions" unless you elect to make a "direct rollover" of such amounts to an IRA or eligible retirement plan. Eligible rollover distributions generally include all distributions from Qualified Contracts, excluding IRAs, with the exception of:

1. required minimum distributions, or

2. a series of substantially equal periodic payments made over a period of at least 10 years, or,

3. over the life (joint lives) of the participant (and beneficiary).

Allstate may be required to withhold federal and state income taxes on any distributions from non-Qualified Contracts or Qualified Contracts that are not eligible rollover distributions, unless you notify us of your election to not have taxes withheld.

PERFORMANCE INFORMATION
-------------------------------------------------------------------

We may advertise the performance of the Variable Sub-Accounts, including yield and total return information. Total return represents the change, over a specified period of time, in the value of an investment in a Variable Sub-Account after reinvesting all income distributions. Yield refers to the income generated by an investment in a Variable Sub-Account over a specified period. All performance advertisements will include, as applicable, standardized yield and

                            38    - PROSPECTUS
total return figures that reflect insurance charges, withdrawal charges and the following (as applicable):

- contract maintenance charge for PUTNAM ALLSTATE ADVISOR CONTRACTS

- sales charge for PUTNAM ALLSTATE ADVISOR APEX CONTRACTS

Performance advertisements also may include total return figures that reflect the deduction of insurance charges, but not withdrawal charges. The deduction of such charges would reduce the performance shown. In addition, performance advertisements may include aggregate, average, year-by-year, or other types of total return figures.

Performance information for periods prior to the inception date of the Variable Sub-Accounts will be based on the historical performance of the corresponding Funds for the periods beginning with the inception dates of the Funds and adjusted to reflect current Contract expenses. You should not interpret these figures to reflect actual historical performance of the Variable Account.

We may include in advertising and sales materials tax deferred compounding charts and other hypothetical illustrations that compare currently taxable and tax deferred investment programs based on selected tax brackets. Our advertisements also may compare the performance of our Variable Sub-Accounts with: (a) certain unmanaged market indices, including but not limited to the Dow Jones Industrial Average, the Standard & Poor's 500, and the Shearson Lehman Bond Index; and/or (b) other management investment companies with investment objectives similar to the underlying funds being compared. In addition, our advertisements may include the performance ranking assigned by various publications, including the Wall Street Journal, Forbes, Fortune, Money, Barron's, Business Week, USA Today, and statistical services, including Lipper Analytical Services Mutual Fund Survey, Lipper Annuity and Closed End Survey, the Variable Annuity Research Data Survey, and SEI.

                            39    - PROSPECTUS

STATEMENT OF ADDITIONAL INFORMATION
TABLE OF CONTENTS
-------------------------------------------------------------------

                                                                        PAGE
----------------------------------------------------------------------------
   Additions, Deletions, or Substitutions of Investments                  2
----------------------------------------------------------------------------
   The Contracts                                                          2
----------------------------------------------------------------------------
   Performance Information                                                2
----------------------------------------------------------------------------
   Calculation of Accumulation Unit Values                                4
----------------------------------------------------------------------------
   Calculation of Variable Income Payments                                4
----------------------------------------------------------------------------
   General Matters                                                        5
----------------------------------------------------------------------------
   Federal Tax Matters                                                    5
----------------------------------------------------------------------------

----------------------------------------------------------------------------
                                                                        PAGE

   Qualified Plans                                                        6
----------------------------------------------------------------------------
   Experts                                                                7
----------------------------------------------------------------------------
   Financial Statements                                                   8
----------------------------------------------------------------------------
   Appendix A                                                           A-1
----------------------------------------------------------------------------
   Appendix B                                                           B-1
----------------------------------------------------------------------------
   Appendix C                                                           C-1
----------------------------------------------------------------------------
   Appendix D                                                           D-1
----------------------------------------------------------------------------

                         ------------------------------

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. WE DO NOT AUTHORIZE ANYONE TO PROVIDE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS.

                            40    - PROSPECTUS

APPENDIX A
WITHDRAWAL ADJUSTMENT EXAMPLE - DEATH BENEFITS*
-------------------------------------------------------------------

Issue Date:January 1, 2001

Initial Purchase Payment: $50,000

                                                                               Death Benefit Amount
                                                          Contract     ------------------------------------
                 Type          Beginning                    Value      Purchase     Maximum      Enhanced
                  of           Contract    Transaction      After      Payment    Anniversary   Beneficiary
 Date         Occurrence         Value       Amount      Occurrence     Value        Value         Value
-----------------------------------------------------------------------------------------------------------
1/1/02   Contract Anniversary   $55,000                    $55,000     $50,000      $55,000       $52,500
-----------------------------------------------------------------------------------------------------------
7/1/02    Partial Withdrawal    $60,000      $15,000       $45,000     $35,000      $41,250       $40,347
-----------------------------------------------------------------------------------------------------------

The following shows how we compute the adjusted death benefits in the example above. Please note that the Purchase Payment Value is reduced by the amount of the withdrawal, whereas the withdrawal adjustment reduces the Maximum Anniversary Value and Enhanced Beneficiary Value by the same proportion as the withdrawal reduces the Contract Value.

PURCHASE PAYMENT VALUE DEATH BENEFIT
----------------------------------------------------------------------------------------------------
Partial Withdrawal Amount                                                                    $15,000
----------------------------------------------------------------------------------------------------
Value of Death Benefit Amount Immediately Prior to Partial
  Withdrawal                                                                                 $50,000
----------------------------------------------------------------------------------------------------
Adjusted Death Benefit                                                                       $35,000
----------------------------------------------------------------------------------------------------

MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT
----------------------------------------------------------------------------------------------------
Partial Withdrawal Amount                                                 = (a)              $15,000
----------------------------------------------------------------------------------------------------
Contract Value Immediately Prior to Partial Withdrawal                    = (b)              $60,000
----------------------------------------------------------------------------------------------------
Value of Death Benefit Amount Immediately Prior to Partial
  Withdrawal                                                              = (c)              $55,000
----------------------------------------------------------------------------------------------------
Withdrawal Adjustment                                                 [(a)/(b)]*(c)          $13,750
----------------------------------------------------------------------------------------------------
Adjusted Death Benefit                                                                       $41,250
----------------------------------------------------------------------------------------------------

ENHANCED BENEFICIARY PROTECTION VALUE DEATH BENEFIT
----------------------------------------------------------------------------------------------------
Partial Withdrawal Amount                                                 = (a)              $15,000
----------------------------------------------------------------------------------------------------
Contract Value Immediately Prior to Partial Withdrawal                    = (b)              $60,000
----------------------------------------------------------------------------------------------------
Value of Death Benefit Amount Immediately Prior to Partial
  Withdrawal
  (assumes half years worth of interest on $52,500)                       = (c)              $53,796
----------------------------------------------------------------------------------------------------
Withdrawal Adjustment                                                 [(a)/(b)]*(c)          $13,449
----------------------------------------------------------------------------------------------------
Adjusted Death Benefit                                                                       $40,347
----------------------------------------------------------------------------------------------------

*For purposes of illustrating the withdrawal adjustment calculation, the example assumes the same hypothetical Contract Values and Maximum Anniversary Value for both Contracts, net of applicable fees and charges. For Putnam Allstate Advisor Apex Contract, the Purchase Payment Values and Enhanced Beneficiary Values shown above are based on gross purchase payments (for the Maximum Anniversary Value, please see the prospectus). Actual death benefit amounts will differ due to the different fees and charges under each Contract. Please remember that you are looking at an example and that your investment performance may be greater or lower than the figures shown.

APPENDIX B
WITHDRAWAL ADJUSTMENT EXAMPLE - INCOME BENEFITS*
-------------------------------------------------------------------

Issue Date:January 1, 2001

Initial Purchase Payment: $50,000

                                                                              Income Benefit Amount
                                                          Contract     -----------------------------------
                 Type          Beginning                    Value      Purchase     Maximum
                  of           Contract    Transaction      After      Payment    Anniversary   5% Roll-Up
 Date         Occurrence         Value       Amount      Occurrence     Value        Value       Value**
----------------------------------------------------------------------------------------------------------
1/1/02   Contract Anniversary   $55,000                    $55,000     $50,000      $55,000      $52,500
----------------------------------------------------------------------------------------------------------
7/1/02    Partial Withdrawal    $60,000      $15,000       $45,000     $37,500      $41,250      $40,347
----------------------------------------------------------------------------------------------------------

The following shows how we compute the adjusted income benefits in the example above. Please note that the withdrawal adjustment reduces the Purchase Payment Value, the Maximum Anniversary Value and the 5% Roll-Up Value by the same proportion as the withdrawal reduces the Contract Value.

PURCHASE PAYMENT VALUE INCOME BENEFIT
----------------------------------------------------------------------------------------------------
Partial Withdrawal Amount                                                 = (a)              $15,000
----------------------------------------------------------------------------------------------------
Contract Value Immediately Prior to Partial Withdrawal                    = (b)              $60,000
----------------------------------------------------------------------------------------------------
Value of Income Benefit Amount Immediately Prior to Partial
  Withdrawal                                                              = (c)              $50,000
----------------------------------------------------------------------------------------------------
Withdrawal Adjustment                                                 [(a)/(b)]*(c)          $12,500
----------------------------------------------------------------------------------------------------
Adjusted Income Benefit                                                                      $37,500
----------------------------------------------------------------------------------------------------

MAXIMUM ANNIVERSARY VALUE INCOME BENEFIT
----------------------------------------------------------------------------------------------------
Partial Withdrawal Amount                                                 = (a)              $15,000
----------------------------------------------------------------------------------------------------
Contract Value Immediately Prior to Partial Withdrawal                    = (b)              $60,000
----------------------------------------------------------------------------------------------------
Value of Income Benefit Amount Immediately Prior to Partial
  Withdrawal                                                              = (c)              $55,000
----------------------------------------------------------------------------------------------------
Withdrawal Adjustment                                                 [(a)/(b)]*(c)          $13,750
----------------------------------------------------------------------------------------------------
Adjusted Income Benefit                                                                      $41,250
----------------------------------------------------------------------------------------------------

5% ROLL-UP VALUE INCOME BENEFIT
----------------------------------------------------------------------------------------------------
Partial Withdrawal Amount                                                 = (a)              $15,000
----------------------------------------------------------------------------------------------------
Contract Value Immediately Prior to Partial Withdrawal                    = (b)              $60,000
----------------------------------------------------------------------------------------------------
Value of Income Benefit Amount Immediately Prior to Partial
  Withdrawal
  (assumes half years worth of interest on $52,500)                       = (c)              $53,796
----------------------------------------------------------------------------------------------------
Withdrawal Adjustment                                                 [(a)/(b)]*(c)          $13,449
----------------------------------------------------------------------------------------------------
Adjusted Income Benefit                                                                      $40,347
----------------------------------------------------------------------------------------------------

 *For purposes of illustrating the withdrawal adjustment calculation, the example assumes the same hypothetical Contract Vales and Maximum Anniversary Values for all Contracts, net of applicable fees and charges. For Putnam Allstate Advisor Apex Contracts, the Purchase Payment Values and 5% Roll-Up Values shown above are based on gross purchase payments (for the Maximum Anniversary Value, please see the prospectus). Actual income benefit amounts will differ due to the different fees and charges under each Contract. Please remember that you are looking at an example and that your investment performance may be greater or lower than the figures shown.

**A 6% Roll-Up Value was available for Contracts issued before October 2, 2000.

APPENDIX C
CALCULATION OF EARNINGS PROTECTION DEATH BENEFIT OPTION*
-------------------------------------------------------------------

The following are examples of the Earnings Protection Death Benefit Option. For illustrative purposes, the examples assume earnings in each case. Please remember that you are looking at examples and that your investment performance may be greater or lower than the figures shown.

EXAMPLE 1: ELECTED WHEN CONTRACT WAS ISSUED WITHOUT ANY SUBSEQUENT ADDITIONS OR WITHDRAWALS

Assume that the oldest Contract Owner or Annuitant is age 55 on the Rider Application Date and elects the Earnings Protection Death Benefit Option when the contract is issued. The Contract Owner makes an initial purchase payment of $100,000. After four years, the Contract Owner dies. On the date Allstate receives Due Proof of Death, the Contract Value is $125,000. Prior to his death, the Contract Owner did not make any additional purchase payments or take any withdrawals.

The calculation is:

                                                                                                       ADVISOR        APEX
(A)  Contract Value:                                                                                 $125,000.00   $125,000.00
------------------------------------------------------------------------------------------------------------------------------
(B)  Total Purchase Payments:                                                                        $100,000.00   $100,000.00
------------------------------------------------------------------------------------------------------------------------------
(C)  Total Excess-of-Earnings Withdrawals:                                                           $      0.00   $      0.00
------------------------------------------------------------------------------------------------------------------------------
(D)  In-Force Premium**:                                                                             $100,000.00   $ 96,500.00
------------------------------------------------------------------------------------------------------------------------------
(E)  In-Force Earnings:                                       (E) = (A) - (D)                        $ 25,000.00   $ 28,500.00
------------------------------------------------------------------------------------------------------------------------------
(F)  Cap:                                                     (F) = 100%* (D)                        $100,000.00   $ 96,500.00
------------------------------------------------------------------------------------------------------------------------------
(G)  Earnings Protection Death Benefit*:                      (G) = MIN[40%* (E);(F)]                $ 10,000.00   $ 11,400.00
------------------------------------------------------------------------------------------------------------------------------

  * For purposes of illustrating the calculation of Earnings Protection Death Benefit Option, the example assumes the same hypothetical Contract Values and Maximum Anniversary Values for both Contracts, net of applicable fees and charges. For PUTNAM ALLSTATE ADVISOR APEX CONTRACTS, the purchase payment values and Earnings Protection Death Benefit Values shown above are based on gross purchase payments (for the Maximum Anniversary Value, please see the prospectus). Actual death benefit amounts will differ due to the different fees and charges under each Contract.

 ** In-Force Premium for the Apex product is defined as Net Purchase Payments, as defined in the contract.

*** If the oldest Contract Owner or Annuitant had been over age 65, and both were age 75 or younger on the Rider Application Date, the Earnings Protection Death Benefit would be 25% of the In-Force Earnings ($6,250.00 for Putnam Allstate Advisor; $7,125.00 for Putnam Allstate Advisor Apex).

EXAMPLE 2: ELECTED WHEN CONTRACT WAS ISSUED WITH SUBSEQUENT WITHDRAWALS

Assume the same facts as above, except that the Contract Owner has taken a withdrawal of $10,000 during the second year of the Contract. Immediately prior to withdrawal, the Contract Value is $105,000. The Contract Value on the date Allstate receives Due Proof of Death will be assumed to be $114,000.

The calculation of the Total Excess-of-Earnings Withdrawals is:

                                                                                                       ADVISOR        APEX
(1)  Contract Value:                                                                                 $105,000.00   $105,000.00
------------------------------------------------------------------------------------------------------------------------------
(2)  Total Purchase Payments:                                                                        $100,000.00   $100,000.00
------------------------------------------------------------------------------------------------------------------------------
(3)  Prior Excess-of-Earnings Withdrawals:                                                           $      0.00   $      0.00
------------------------------------------------------------------------------------------------------------------------------
(4)  In-Force Premium**:                                                                             $100,000.00   $ 96,500.00
------------------------------------------------------------------------------------------------------------------------------
(5)  In-Force Earnings:                                       (5) = (1) - (4)                        $  5,000.00   $  8,500.00
------------------------------------------------------------------------------------------------------------------------------
(6)  Withdrawal Amount:                                                                              $ 10,000.00   $ 10,000.00
------------------------------------------------------------------------------------------------------------------------------
                                                              (7) = (6) - (5) and cannot be
(7)  Excess-of-Earnings Withdrawal:                           negative                               $  5,000.00   $  1,500.00
------------------------------------------------------------------------------------------------------------------------------
(8)  Total Excess-of-Earnings Withdrawals:                    (8) = (3) + (7)                        $  5,000.00   $  1,500.00
------------------------------------------------------------------------------------------------------------------------------

The calculation of the Earnings Protection

                                                                                                       ADVISOR        APEX
(A)  Contract Value:                                                                                 $114,000.00   $114,000.00
------------------------------------------------------------------------------------------------------------------------------
(B)  In-Force Premium** (before withdrawal):                                                         $100,000.00   $ 96,500.00
------------------------------------------------------------------------------------------------------------------------------
(C)  Total Excess-of-Earnings Withdrawals:                                                           $  5,000.00   $  1,500.00
------------------------------------------------------------------------------------------------------------------------------
(D)  In-Force Premium** (after withdrawal):                                                          $ 95,000.00   $ 95,000.00
------------------------------------------------------------------------------------------------------------------------------
(E)  In-Force Earnings:                                       (E) = (A) - (D)                        $ 19,000.00   $ 19,000.00
------------------------------------------------------------------------------------------------------------------------------
(F)  Cap:                                                     (F) = 100% * (D)                       $ 95,000.00   $ 95,000.00
------------------------------------------------------------------------------------------------------------------------------
(G)  Earnings Protection Death Benefit***:                    (G) = MIN[40% * (E); (F)]              $  7,600.00   $  7,600.00
------------------------------------------------------------------------------------------------------------------------------

  * For purposes of illustrating the calculation of Earnings Protection Death Benefit Option, the example assumes the same hypothetical Contract Values and Maximum Anniversary Values for both Contracts, net of applicable fees and charges. For PUTNAM ALLSTATE ADVISOR APEX CONTRACTS, the purchase payment values and Earnings Protection Death Benefit Values shown above are based on gross purchase payments (for the Maximum Anniversary Value, please see the prospectus). Actual death benefit amounts will differ due to the different fees and charges under each Contract.

 ** In-Force Premium for the Apex product is defined as Net Purchase Payments, as defined in the contract.

*** If the oldest Contract Owner or Annuitant had been over age 65, and both were age 75 or younger on the Rider Application Date, the Earnings Protection Death Benefit would be 25% of the In-Force Earnings ($4,750.00 for Putnam Allstate Advisor; $4,750.00 for Putnam Allstate Advisor Apex).

EXAMPLE 3: ELECTED AFTER CONTRACT WAS ISSUED WITH SUBSEQUENT ADDITIONS AND WITHDRAWALSThis example is intended to illustrate the effect of adding the Earnings Protection Death Benefit Rider after the Contract has been issued and the effect of later purchase payments. Assume that The oldest Contract Owner or Annuitant is age 70 on the Rider Application Date. At the time The Contract is issued, the Contract Owner makes a purchase payment of $100,000. After two years pass, The Contract Owner elects to add the Earnings Protection Death Benefit Rider. On the date this Rider is added, the Contract Value is $110,000. Two years later, the Contract Owner withdraws $50,000. Immediately prior to the withdrawal, the Contract Value is $130,000. Another two years later, the Contract Owner makes an additional purchase payment of $40,000. Two years later, the Contract Owner dies with a Contract Value of $140,000 on the date Allstate receives Due Proof of Death.

The calculation of the Total Excess-of-Earnings Withdrawals is:

                                                                                                       ADVISOR        APEX
(1)  Contract Value:                                                                                 $130,000.00   $130,000.00
------------------------------------------------------------------------------------------------------------------------------
(2)  Contract Value on Rider Date:                                                                   $110,000.00   $110,000.00
------------------------------------------------------------------------------------------------------------------------------
(3)  Prior Excess-of-Earnings Withdrawals:                                                           $      0.00   $      0.00
------------------------------------------------------------------------------------------------------------------------------
(4)  In-Force Premium**:                                                                             $110,000.00   $110,000.00
------------------------------------------------------------------------------------------------------------------------------
(5)  In-Force Earnings:                                       (5) = (1) - (4)                        $ 20,000.00   $ 20,000.00
------------------------------------------------------------------------------------------------------------------------------
(6)  Withdrawal Amount:                                                                              $ 50,000.00   $ 50,000.00
------------------------------------------------------------------------------------------------------------------------------
                                                              (7) = (6) - (5) and cannot be
(7)  Excess-of-Earnings Withdrawal:                           negative                               $ 30,000.00   $ 30,000.00
------------------------------------------------------------------------------------------------------------------------------
(8)  Total Excess-of-Earnings Withdrawals:                    (8) = (3) + (7)                        $ 30,000.00   $ 30,000.00
------------------------------------------------------------------------------------------------------------------------------

The calculation of the Earnings Protection Death Benefit is:

(A)  Contract Value:                                                                                 $140,000.00   $140,000.00
------------------------------------------------------------------------------------------------------------------------------
(B)  In-Force Premium** (before withdrawal and purchase payment):                                    $110,000.00   $110,000.00
------------------------------------------------------------------------------------------------------------------------------
(C)  Total Excess-of-Earnings Withdrawals:                                                           $ 30,000.00   $ 30,000.00
------------------------------------------------------------------------------------------------------------------------------
(D)  Additional Purchase Payment:                                                                    $ 40,000.00   $ 40,000.00
------------------------------------------------------------------------------------------------------------------------------
(E)  In-Force Premium** (after withdrawal and purchase payment):                                     $120,000.00   $118,600.00
------------------------------------------------------------------------------------------------------------------------------
(F)  In-Force Earnings:                                       (F) = (A) - (E)                        $ 20,000.00   $ 21,400.00
------------------------------------------------------------------------------------------------------------------------------
(G)  Cap:                                                     (G) = 50% * (E)                        $ 60,000.00   $ 59,300.00
------------------------------------------------------------------------------------------------------------------------------
(H)  Earnings Protection Death Benefit***:                    (H) = MIN[25% * (F); (G)]              $  5,000.00   $  5,350.00
------------------------------------------------------------------------------------------------------------------------------

  * For purposes of illustrating the calculation of Earnings Protection Death Benefit Option, the example assumes the same hypothetical Contract Values and Maximum Anniversary Values for both Contracts, net of applicable fees and charges. For PUTNAM ALLSTATE ADVISOR APEX CONTRACTS, the purchase payment values and Earnings Protection Death Benefit Values shown above are based on gross purchase payments (for the Maximum Anniversary Value, please see the prospectus). Actual death benefit amounts will differ due to the different fees and charges under each Contract.

 ** In-Force Premium for the Apex product is defined as Net Purchase Payments, as defined in the contract.

*** If the oldest Contract Owner or Annuitant had been age 65 or younger on the Rider Application Date, the Earnings Protection Death Benefit would be 40% of the In-Force Earnings ($8,000.00 for Putnam Allstate Advisor; $8,560.00 for Putnam Allstate Advisor Apex).

EXAMPLE 4 -- SPOUSAL CONTINUATION:

This example is intended to illustrate the effect of a surviving spouse electing to continue the Contract upon the death of the Contract Owner on a Contract with the Earnings Protection Death Benefit Rider. Assume that the oldest Contract Owner or Annuitant is age 60 at the time the Contract is purchased (with the Earnings Protection Death Benefit Rider but without any other rider) with a $100,000 purchase payment. Five years later the Contract Owner dies and the surviving spouse elects to continue the contract. The Contract Value and Maximum Anniversary Value at this Time are $150,000 and $160,000, respectively.

The calculation of the Earnings Protection Death Benefit is:

                                                                                                       ADVISOR        APEX
(A)  Contract Value:                                                                                 $150,000.00   $150,000.00
------------------------------------------------------------------------------------------------------------------------------
(B)  In-Force Premium** (before withdrawal and purchase payment):                                    $100,000.00   $ 96,500.00
------------------------------------------------------------------------------------------------------------------------------
(C)  Total Excess-of-Earnings Withdrawals:                                                           $      0.00   $      0.00
------------------------------------------------------------------------------------------------------------------------------
(D)  Additional Purchase Payment:                                                                    $      0.00   $      0.00
------------------------------------------------------------------------------------------------------------------------------
(E)  In-Force Premium** (after withdrawal and purchase payment):                                     $100,000.00   $ 96,500.00
------------------------------------------------------------------------------------------------------------------------------
(F)  In-Force Earnings:                                       (F) = (A) - (E)                        $ 50,000.00   $ 53,500.00
------------------------------------------------------------------------------------------------------------------------------
(G)  Cap:                                                     (G) = 100% * (E)                       $100,000.00   $ 96,500.00
------------------------------------------------------------------------------------------------------------------------------
(H)  Earnings Protection Death Benefit***:                    (H) = MIN[40% * (F); (G)]              $ 20,000.00   $ 21,400.00
------------------------------------------------------------------------------------------------------------------------------

  * For purposes of illustrating the calculation of Earnings Protection Death Benefit Option, the example assumes the same hypothetical Contract Values and Maximum Anniversary Values for both Contracts, net of applicable fees and charges. For PUTNAM ALLSTATE ADVISOR APEX CONTRACTS, the purchase payment values and Earnings Protection Death Benefit Values shown above are based on gross purchase payments (for the Maximum Anniversary Value, please see the prospectus). Actual death benefit amounts will differ due to the different fees and charges under each Contract.

 ** In-Force Premium for the Apex product is defined as Net Purchase Payments, as defined in the Contract.

*** If the oldest Owner and Annuitant had been over age 65, and both were age 75 or younger on the Rider Application Date, the Earnings Protection Death Benefit would be 25% of the In-Force Earnings ($12,500.00 for Putnam Allstate Advisor; $13,375.00 for Putnam Allstate Advisor Apex).

The calculation of the Continued Contract Value is:

                                                                                                       ADVISOR        APEX
(1)  Premium invested (for the purposes of calculating the Death Benefit):                           $100,000.00*** $100,000.00
------------------------------------------------------------------------------------------------------------------------------
(2)  Contract Value:                                                                                 $150,000.00   $150,000.00
------------------------------------------------------------------------------------------------------------------------------
(3)  Maximum Anniversary Value:"                                                                     $160,000.00   $160,000.00
------------------------------------------------------------------------------------------------------------------------------
     Death Benefit (excluding Earnings Protection Death
(4)  Benefit):                                                (4) = MAX[ (1); (2); (3)]              $160,000.00   $160,000.00
------------------------------------------------------------------------------------------------------------------------------
(5)  Earnings Protection Death Benefit:                       (H) from above                         $ 20,000.00   $ 21,400.00
------------------------------------------------------------------------------------------------------------------------------
(6)  Continuing Contract Value:                               (6) = (4) + (5)                        $180,000.00   $181,400.00
------------------------------------------------------------------------------------------------------------------------------

Assume the surviving spouse is age 68 when the Contract is continued. At this time, the surviving spouse has the option to continue the Earnings Protection Death Benefit Rider at an additional mortality and expense risk charge of 0.35% and with an In-force Premium amount equal to the continuing Contract Value and the Rider Date reset to the date the Contract is continued. If this election is made, the Earnings Protection Death Benefit will be equal to the lesser of 25% of In-Force Earnings and 50% of In-Force Premium. Otherwise, the surviving spouse may elect to terminate the Earnings Protection Death Benefit Rider at the time of continuation.

APPENDIX D
PUTNAM ALLSTATE ADVISOR CONTRACT COMPARISON CHART
-------------------------------------------------------------------

FEATURE                                                 ADVISOR                                  ADVISOR APEX
--------------------------------------------------------------------------------------------------------------------------
  Minimum Initial Purchase Payment       $10,000                                     $1,000
                                         ($500 for Qualified Contracts)              ($500 for Qualified Contracts)
--------------------------------------------------------------------------------------------------------------------------
  Sales Load                             None                                        5.75% -- 0.50% of premiums
--------------------------------------------------------------------------------------------------------------------------
  Contract Maintenance Charge            $30 per year, full amount on                None
                                         surrender
                                         (waived in certain cases)
--------------------------------------------------------------------------------------------------------------------------
  Mortality and Expense Risk             1.25%                                       0.80%
  Charge
  (without optional benefit)
--------------------------------------------------------------------------------------------------------------------------
  Free Withdrawal Amount                 None
  (each Contract Year) greater of
  earnings not previously
  withdrawn, or 15% of purchase
  payments
--------------------------------------------------------------------------------------------------------------------------
  Withdrawal Charge (measured from       Year: 0 1 2 3 4 5 6 7+                      Year: 0  1+
  number of complete years since         %:  7 7 6 5 4 3 2 0                         %:  0.5 0
  we received the purchase
  payment)(as a percentage of                                                        (currently only assessed on Contracts
  purchase payments withdrawn in                                                     that have total purchase payments of
  excess of the Free Withdrawal                                                      at least $1,000,000)
  Amount)
--------------------------------------------------------------------------------------------------------------------------
  Withdrawal Charge Waivers              Yes                                         No
--------------------------------------------------------------------------------------------------------------------------

APPENDIX E
PUTNAM ALLSTATE ADVISOR CONTRACTS:
ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH VARIABLE SUB-ACCOUNT SINCE INCEPTION*
-------------------------------------------------------------------

FOR THE YEARS BEGINNING JANUARY 1* AND ENDING DECEMBER 31,               1999                  2000
--------------------------------------------------------------------------------------------------------
  SUB-ACCOUNTS
--------------------------------------------------------------------------------------------------------
  American Government Income
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                          N/A               10.00000
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                                N/A               11.11548
--------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                            N/A                290,129
--------------------------------------------------------------------------------------------------------
  Asia Pacific Growth
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                     10.00000              17.436886
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                          17.436886                9.58489
--------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                        241,341                485,741
--------------------------------------------------------------------------------------------------------
  Capital Appreciation
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                          N/A               10.00000
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                                N/A                9.13133
--------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                            N/A                 45,272
--------------------------------------------------------------------------------------------------------
  Diversified Income
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                     10.00000               9.866141
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                           9.866141                9.72676
--------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                      1,112,113              3,898,771
--------------------------------------------------------------------------------------------------------
  The George Putnam Fund of Boston
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                     10.00000               9.299008
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                           9.299008               10.06689
--------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                      2,629,405              6,032,053
--------------------------------------------------------------------------------------------------------
  Global Asset Allocation
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                     10.00000               10.69758
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                           10.69758               10.05067
--------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                        216,789                838,889
--------------------------------------------------------------------------------------------------------
  Global Growth
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                     10.00000              15.664991
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                          15.664991               10.86761
--------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                        809,571              4,838,412
--------------------------------------------------------------------------------------------------------
  Growth and Income
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                     10.00000               9.171812
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                           9.171812                9.77553
--------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                     10,446,547             30,632,434
--------------------------------------------------------------------------------------------------------

FOR THE YEARS BEGINNING JANUARY 1* AND ENDING DECEMBER 31,               1999                  2000
--------------------------------------------------------------------------------------------------------
  SUB-ACCOUNTS
--------------------------------------------------------------------------------------------------------
  Growth Opportunities
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                          N/A               10.00000
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                                N/A                7.43385
--------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                            N/A              2,350,234
--------------------------------------------------------------------------------------------------------
  Health Sciences
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                     10.00000              10.596764
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                          10.596764               14.54541
--------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                      1,037,948              4,204,909
--------------------------------------------------------------------------------------------------------
  High Yield
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                     10.00000               9.933858
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                           9.933858                8.97557
--------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                        688,505              2,014,173
--------------------------------------------------------------------------------------------------------
  Income
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                     10.00000               9.714014
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                           9.714014               10.34068
--------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                        994,313              3,295,896
--------------------------------------------------------------------------------------------------------
  International Growth
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                     10.00000              14.427139
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                          14.427139               12.88479
--------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                      1,416,491              6,476,055
--------------------------------------------------------------------------------------------------------
  International Growth and Income
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                     10.00000              10.968143
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                          10.968143               10.97553
--------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                        515,493              1,708,041
--------------------------------------------------------------------------------------------------------
  International New Opportunities
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                     10.00000              18.134432
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                          18.134432               10.98412
--------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                        389,045              2,234,464
--------------------------------------------------------------------------------------------------------
  Investors
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                     10.00000              12.167781
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                          12.167781                9.77673
--------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                      5,517,617             17,977,266
--------------------------------------------------------------------------------------------------------
  Money Market
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                     10.00000              10.231419
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                          10.231419               10.69269
--------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                      1,261,646              1,736,595
--------------------------------------------------------------------------------------------------------
  New Opportunities
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                     10.00000              15.692325
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                          15.692325               11.43628
--------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                      2,351,890             11,371,847
--------------------------------------------------------------------------------------------------------
  New Value
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                     10.00000               8.795115
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                           8.795115               10.62919
--------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                        626,817              1,659,981
--------------------------------------------------------------------------------------------------------

FOR THE YEARS BEGINNING JANUARY 1* AND ENDING DECEMBER 31,               1999                  2000
--------------------------------------------------------------------------------------------------------
  SUB-ACCOUNTS
--------------------------------------------------------------------------------------------------------
  OTC & Emerging Growth
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                     10.00000              19.837583
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                          19.837583                9.58058
--------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                        697,007              4,036,834
--------------------------------------------------------------------------------------------------------
  Research
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                     10.00000              11.597614
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                          11.597614               11.22637
--------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                      1,575,893              4,896,412
--------------------------------------------------------------------------------------------------------
  Small Cap Value
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                     10.00000              10.301654
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                          10.301654               12.66010
--------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                        451,498              1,493,692
--------------------------------------------------------------------------------------------------------
  Technology
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                          N/A               10.00000
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                                N/A                5.94879
--------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                            N/A              1,027,648
--------------------------------------------------------------------------------------------------------
  Utilities Growth and Income
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                     10.00000               9.986611
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                           9.986611               11.58966
--------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                        585,124              2,469,334
--------------------------------------------------------------------------------------------------------
  Vista
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                     10.00000               14.08793
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                           14.08793               13.34404
--------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                        824,655              4,772,927
--------------------------------------------------------------------------------------------------------
  Voyager
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                     10.00000              14.325845
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                          14.325845               11.80791
--------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                      6,006,888             21,009,950
--------------------------------------------------------------------------------------------------------
  Voyager II
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                          N/A               10.00000
--------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                                N/A                7.31234
--------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                            N/A                100,680
--------------------------------------------------------------------------------------------------------

*All of the Variable Sub-Accounts were first offered as of April 30, 1999, except as follows: the Putnam VT American Government Income and Growth Opportunities Sub-Accounts were first offered as of February 4, 2000, the Putnam VT Technology Sub-Account was first offered as of July 17, 2000, and the Putnam VT Capital Appreciation and Voyager II Sub-Accounts were first offered as of October 2, 2000. The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 1.25%.

PUTNAM ALLSTATE ADVISOR CONTRACTS:
ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH VARIABLE SUB-ACCOUNT SINCE INCEPTION*
(WITH THE ENHANCED BENEFICIARY PROTECTION OPTION)
-------------------------------------------------------------------

FOR THE YEARS BEGINNING JANUARY 1* AND ENDING DECEMBER 31,              1999                 2000
------------------------------------------------------------------------------------------------------
  SUB-ACCOUNTS
------------------------------------------------------------------------------------------------------
  American Government Income
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                         N/A               10.0000
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                               N/A              11.10017
------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                           N/A                67,086
------------------------------------------------------------------------------------------------------
  Asia Pacific Growth
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                    10.00000             17.419179
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                         17.419179               9.56065
------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                        32,678               111,342
------------------------------------------------------------------------------------------------------
  Capital Appreciation
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                         N/A              10.00000
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                               N/A               9.12799
------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                           N/A                25,640
------------------------------------------------------------------------------------------------------
  Diversified Income
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                    10.00000              9.856084
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                          9.856084               9.70217
------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                       408,577               960,138
------------------------------------------------------------------------------------------------------
  The George Putnam Fund of Boston
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                    10.00000              9.289512
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                          9.289512              10.04143
------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                       487,965             1,158,069
------------------------------------------------------------------------------------------------------
  Global Asset Allocation
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                    10.00000             10.686682
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                         10.686682              10.02527
------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                        44,565               160,395
------------------------------------------------------------------------------------------------------
  Global Growth
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                    10.00000             15.649055
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                         15.649055              10.84012
------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                       274,617             1,013,826
------------------------------------------------------------------------------------------------------
  Growth and Income
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                    10.00000              9.162457
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                          9.162457               9.75083
------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                     3,225,308             7,073,174
------------------------------------------------------------------------------------------------------

FOR THE YEARS BEGINNING JANUARY 1* AND ENDING DECEMBER 31,              1999                 2000
------------------------------------------------------------------------------------------------------
  SUB-ACCOUNTS
------------------------------------------------------------------------------------------------------
  Growth Opportunities
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                         N/A              10.00000
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                               N/A               7.42359
------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                           N/A               431,626
------------------------------------------------------------------------------------------------------
  Health Sciences
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                    10.00000              10.58596
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                          10.58596              14.50863
------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                       293,891               960,998
------------------------------------------------------------------------------------------------------
  High Yield
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                    10.00000              9.923723
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                          9.923723               8.95287
------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                       223,608               505,686
------------------------------------------------------------------------------------------------------
  Income
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                    10.00000                9.7041
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                            9.7041              10.31453
------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                       271,083               648,170
------------------------------------------------------------------------------------------------------
  International Growth
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                    10.00000             14.412463
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                         14.412463              12.85222
------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                       429,465             1,472,538
------------------------------------------------------------------------------------------------------
  International Growth and Income
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                    10.00000             10.956967
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                         10.956967              10.94779
------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                       136,651               463,946
------------------------------------------------------------------------------------------------------
  International New Opportunities
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                    10.00000              18.11602
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                          18.11602              10.95635
------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                       133,941               621,327
------------------------------------------------------------------------------------------------------
  Investors
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                    10.00000             12.155375
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                         12.155375               9.75200
------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                     1,309,524             3,487,766
------------------------------------------------------------------------------------------------------
  Money Market
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                    10.00000             10.220995
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                         10.220995              10.66566
------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                       386,731               698,651
------------------------------------------------------------------------------------------------------
  New Opportunities
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                    10.00000             15.676352
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                         15.676352              11.40735
------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                       730,176             2,476,574
------------------------------------------------------------------------------------------------------
  New Value
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                    10.00000              8.786127
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                          8.786127              10.60232
------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                       137,044               383,895
------------------------------------------------------------------------------------------------------

FOR THE YEARS BEGINNING JANUARY 1* AND ENDING DECEMBER 31,              1999                 2000
------------------------------------------------------------------------------------------------------
  SUB-ACCOUNTS
------------------------------------------------------------------------------------------------------
  OTC & Emerging Growth
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                    10.00000             19.817403
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                         19.817403               9.55631
------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                       181,669             1,187,439
------------------------------------------------------------------------------------------------------
  Research
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                    10.00000             11.585792
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                         11.585792              11.19798
------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                       369,070             1,043,092
------------------------------------------------------------------------------------------------------
  Small Cap Value
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                    10.00000             10.291145
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                         10.291145              12.62808
------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                       140,296               364,310
------------------------------------------------------------------------------------------------------
  Technology
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                         N/A              10.00000
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                               N/A               5.94469
------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                           N/A               188,496
------------------------------------------------------------------------------------------------------
  Utilities Growth and Income
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                    10.00000              9.976417
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                          9.976417              11.56036
------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                       153,652               410,920
------------------------------------------------------------------------------------------------------
  Vista
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                    10.00000             14.073581
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                         14.073581              13.31031
------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                       202,009               990,942
------------------------------------------------------------------------------------------------------
  Voyager
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                    10.00000             14.311263
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                         14.311263              11.77806
------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                     1,752,111             4,697,679
------------------------------------------------------------------------------------------------------
  Voyager II
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                         N/A              10.00000
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                               N/A               7.30964
------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                           N/A                43,110
------------------------------------------------------------------------------------------------------

*All of the Variable Sub-Accounts were first offered as of April 30, 1999, except as follows: the Putnam VT American Government Income and Growth Opportunities Sub-Accounts were first offered as of February 4, 2000, the Putnam VT Technology Sub-Account was first offered as of July 17, 2000, and the Putnam VT Capital Appreciation and Voyager II Sub-Accounts were first offered as of October 2, 2000. The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 1.40%.

PUTNAM ALLSTATE ADVISOR APEX:
ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH VARIABLE SUB-ACCOUNT SINCE CONTRACTS WERE FIRST OFFERED*
-------------------------------------------------------------------

FOR THE YEARS BEGINNING JANUARY 1* AND ENDING DECEMBER 31,              1999                 2000
------------------------------------------------------------------------------------------------------
  SUB-ACCOUNTS
------------------------------------------------------------------------------------------------------
  American Government Income
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                         N/A              10.00000
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                               N/A              11.16139
------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                           N/A                 5,792
------------------------------------------------------------------------------------------------------
  Asia Pacific Growth
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                    10.00000              13.36408
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                          13.36408               7.37949
------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                         1,911                 9,055
------------------------------------------------------------------------------------------------------
  Capital Appreciation
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                         N/A              10.00000
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                               N/A               9.14133
------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                           N/A                 2,361
------------------------------------------------------------------------------------------------------
  Diversified Income
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                    10.00000             10.191844
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                         10.191844              10.09340
------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                           409                64,850
------------------------------------------------------------------------------------------------------
  The George Putnam Fund of Boston
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                    10.00000              9.777516
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                          9.777516              10.63284
------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                         2,578               176,283
------------------------------------------------------------------------------------------------------
  Global Asset Allocation
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                    10.00000             10.650241
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                         10.650241              10.05154
------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                            --                 9,873
------------------------------------------------------------------------------------------------------
  Global Growth
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                     10.0000             13.563279
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                         13.563279               9.45226
------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                         1,404               208,388
------------------------------------------------------------------------------------------------------
  Growth and Income
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                     10.0000              9.685588
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                          9.685588              10.36986
------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                        11,859               883,118
------------------------------------------------------------------------------------------------------
  Growth Opportunities
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                         N/A              10.00000
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                               N/A               7.46463
------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                           N/A               141,671
------------------------------------------------------------------------------------------------------

FOR THE YEARS BEGINNING JANUARY 1* AND ENDING DECEMBER 31,              1999                 2000
------------------------------------------------------------------------------------------------------
  SUB-ACCOUNTS
------------------------------------------------------------------------------------------------------
  Health Sciences
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                     10.0000             10.628529
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                         10.628529              14.65509
------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                         4,191                81,435
------------------------------------------------------------------------------------------------------
  High Yield
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                     10.0000             10.379612
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                         10.379612               9.42084
------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                           691                26,046
------------------------------------------------------------------------------------------------------
  Income
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                     10.0000              9.946392
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                          9.946392              10.63603
------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                            --                47,623
------------------------------------------------------------------------------------------------------
  International Growth
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                     10.0000              12.85899
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                          12.85899              11.53635
------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                         5,440               229,628
------------------------------------------------------------------------------------------------------
  International Growth and Income
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                     10.0000             10.576858
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                         10.576858              10.63196
------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                         1,515               100,682
------------------------------------------------------------------------------------------------------
  International New Opportunities
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                     10.0000             14.530054
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                         14.530054               8.84091
------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                         2,774                80,466
------------------------------------------------------------------------------------------------------
  Investors
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                     10.0000             11.613439
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                         11.613439               9.37364
------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                         7,389               410,649
------------------------------------------------------------------------------------------------------
  Money Market
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                     10.0000             10.074512
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                         10.074512              10.57642
------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                           938                78,452
------------------------------------------------------------------------------------------------------
  New Opportunities
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                     10.0000             13.467912
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                         13.467912               9.85976
------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                         4,105               309,465
------------------------------------------------------------------------------------------------------
  New Value
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                     10.0000              9.707587
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                          9.707587              11.78504
------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                            --                38,806
------------------------------------------------------------------------------------------------------
  OTC & Emerging Growth
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                     10.0000             15.156053
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                         15.156053               7.35296
------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                           312               105,050
------------------------------------------------------------------------------------------------------

FOR THE YEARS BEGINNING JANUARY 1* AND ENDING DECEMBER 31,              1999                 2000
------------------------------------------------------------------------------------------------------
  SUB-ACCOUNTS
------------------------------------------------------------------------------------------------------
  Research
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                     10.0000             11.061395
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                         11.061395              10.75583
------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                         3,617               154,458
------------------------------------------------------------------------------------------------------
  Small Cap Value
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                     10.0000             10.775309
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                         10.775309              13.30218
------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                         2,352                25,790
------------------------------------------------------------------------------------------------------
  Technology
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                         N/A              10.00000
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                               N/A               5.96107
------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                           N/A               144,227
------------------------------------------------------------------------------------------------------
  Utilities Growth and Income
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                     10.0000              9.606396
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                          9.606396              11.19886
------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                           106                31,042
------------------------------------------------------------------------------------------------------
  Vista
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                     10.0000             13.011521
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                         13.011521              12.38040
------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                         1,448               121,005
------------------------------------------------------------------------------------------------------
  Voyager
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                     10.0000             12.949953
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                         12.949953              10.72228
------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                         9,326               637,429
------------------------------------------------------------------------------------------------------
  Voyager II
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                         N/A              10.00000
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                               N/A               7.32038
------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                           N/A                 2,470
------------------------------------------------------------------------------------------------------

*The Putnam Allstate Advisor Apex Contracts were first offered as of October 25,
 1999. All of the Variable Sub-Accounts were first offered under the Putnam Allstate Advisor Apex Contracts on October 25, 1999, except the Putnam VT American Government Income and Growth Opportunities Sub-Accounts were first offered as of February 4, 2000, the Putnam VT Technology Sub-Account was first offered as of July 17, 2000, and the Putnam VT Capital Appreciation and Voyager II Sub-Accounts were first offered as of October 2, 2000. The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 0.80%.

PUTNAM ALLSTATE ADVISOR APEX CONTRACTS:
ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR
EACH VARIABLE SUB-ACCOUNT SINCE CONTRACTS WERE FIRST OFFERED* (WITH THE ENHANCED BENEFICIARY PROTECTION OPTION)
-------------------------------------------------------------------

FOR THE YEARS BEGINNING JANUARY 1* AND ENDING DECEMBER 31,              1999                 2000
------------------------------------------------------------------------------------------------------
  SUB-ACCOUNTS
------------------------------------------------------------------------------------------------------
  American Government Income
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                         N/A              10.00000
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                               N/A              11.14609
------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                           N/A                   579
------------------------------------------------------------------------------------------------------
  Asia Pacific Growth
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                    10.00000             13.360614
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                         13.360614              7.366444
------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                            --                     0
------------------------------------------------------------------------------------------------------
  Capital Appreciation
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                         N/A              10.00000
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                               N/A              9.137995
------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                           N/A                     0
------------------------------------------------------------------------------------------------------
  Diversified Income
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                    10.00000             10.189182
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                         10.189182              10.07559
------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                            --                 5,264
------------------------------------------------------------------------------------------------------
  The George Putnam Fund of Boston
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                    10.00000              9.774957
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                          9.774957              10.61409
------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                            --                11,472
------------------------------------------------------------------------------------------------------
  Global Asset Allocation
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                    10.00000             10.647465
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                         10.647465             10.033807
------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                            --                     0
------------------------------------------------------------------------------------------------------
  Global Growth
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                    10.00000             13.559763
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                         13.559763               9.43557
------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                            --                 7,254
------------------------------------------------------------------------------------------------------
  Growth and Income
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                    10.00000              9.683049
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                          9.683049              10.35156
------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                         1,229                50,442
------------------------------------------------------------------------------------------------------

FOR THE YEARS BEGINNING JANUARY 1* AND ENDING DECEMBER 31,              1999                 2000
------------------------------------------------------------------------------------------------------
  SUB-ACCOUNTS
------------------------------------------------------------------------------------------------------
  Growth Opportunities
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                         N/A              10.00000
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                               N/A               7.45437
------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                           N/A                19,588
------------------------------------------------------------------------------------------------------
  Health Sciences
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                    10.00000             10.625756
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                         10.625756              14.62924
------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                            --                 7,429
------------------------------------------------------------------------------------------------------
  High Yield
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                    10.00000             10.376902
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                         10.376902               9.40421
------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                            --                 1,228
------------------------------------------------------------------------------------------------------
  Income
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                    10.00000              9.943792
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                          9.943792              10.61726
------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                            --                 1,393
------------------------------------------------------------------------------------------------------
  International Growth
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                    10.00000             12.855652
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                         12.855652              11.51600
------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                            --                10,054
------------------------------------------------------------------------------------------------------
  International Growth and Income
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                    10.00000             10.574094
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                         10.574094              10.61319
------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                            --                10,758
------------------------------------------------------------------------------------------------------
  International New Opportunities
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                    10.00000             14.526295
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                         14.526295               8.82530
------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                            --                 5,809
------------------------------------------------------------------------------------------------------
  Investors
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                    10.00000             11.610406
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                         11.610406               9.35709
------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                            --                28,180
------------------------------------------------------------------------------------------------------
  Money Market
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                    10.00000              10.07188
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                          10.07188              10.55776
------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                            --                     0
------------------------------------------------------------------------------------------------------
  New Opportunities
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                    10.00000             13.464415
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                         13.464415               9.84234
------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                            --                25,186
------------------------------------------------------------------------------------------------------
  New Value
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                    10.00000              9.705049
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                          9.705049              11.76427
------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                            --                 4,069
------------------------------------------------------------------------------------------------------

FOR THE YEARS BEGINNING JANUARY 1* AND ENDING DECEMBER 31,              1999                 2000
------------------------------------------------------------------------------------------------------
  SUB-ACCOUNTS
------------------------------------------------------------------------------------------------------
  OTC & Emerging Growth
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                    10.00000              15.15214
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                          15.15214               7.33996
------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                            --                 8,181
------------------------------------------------------------------------------------------------------
  Research
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                    10.00000             11.058511
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                         11.058511              10.73686
------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                           808                 6,531
------------------------------------------------------------------------------------------------------
  Small Cap Value
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                    10.00000             10.772498
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                         10.772498              13.27873
------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                            --                     0
------------------------------------------------------------------------------------------------------
  Technology
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                         N/A              10.00000
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                               N/A               5.95698
------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                           N/A                   269
------------------------------------------------------------------------------------------------------
  Utilities Growth and Income
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                    10.00000              9.603884
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                          9.603884              11.17912
------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                            --                 2,297
------------------------------------------------------------------------------------------------------
  Vista
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                    10.00000             13.008145
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                         13.008145              12.35855
------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                            --                 9,999
------------------------------------------------------------------------------------------------------
  Voyager
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                    10.00000             12.946585
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                         12.946585              10.70336
------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                           694                32,507
------------------------------------------------------------------------------------------------------
  Voyager II
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, Beginning of Period                         N/A              10.00000
------------------------------------------------------------------------------------------------------
      Accumulation Unit Value, End of Period                               N/A               7.31770
------------------------------------------------------------------------------------------------------
      Number of Units Outstanding, End of Period                           N/A                   709
------------------------------------------------------------------------------------------------------

*The Putnam Allstate Advisor Apex Contracts were first offered as of October 25,
 1999. All of the Variable Sub-Accounts were first offered under the Putnam Allstate Advisor Apex Contracts on October 25, 1999, except the Putnam VT American Government Income and Growth Opportunities Sub-Accounts were first offered as of February 4, 2000, the Putnam VT Technology Sub-Account was first offered as of July 17, 2000, and the Putnam VT Capital Appreciation and Voyager II Sub-Accounts were first offered as of October 2, 2000. The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 0.95%.

         THE PUTNAM ALLSTATE ADVISOR VARIABLE ANNUITIES CONTRACTS


Allstate Life Insurance Company             Statement of Additional Information
3100 Sanders Road                                         dated May 1, 2001
Northbrook, Illinois 60062
1-800-390-1277


This Statement of Additional Information supplements the information in the prospectus for the following Contracts:

- Putnam Allstate Advisor
- Putnam Allstate Advisor Apex (formerly known as Putnam Allstate Advisor - A)
- Putnam Allstate Advisor Plus
- Putnam Allstate Advisor Preferred


Not all Contracts may be available in all states or through your representative. Please check with your representative for details. This Statement of Additional Information does not constitute an offer of any Contract in such cases.


This Statement of Additional Information is not a prospectus. You should read it with the prospectus dated May 1, 2001 for each Contract. You may obtain a prospectus by calling or writing us at the address or telephone number listed above.


For convenience, we use the terms "Contract" and "Contracts" to refer generally to all four Contracts, except as specifically noted. In addition, this Statement of Additional Information uses the same defined terms as the prospectus for each Contract that we offer, except as specifically noted.

                                TABLE OF CONTENTS



Description                                                Page
Additions, Deletions or Substitutions of Investments        2
The Contracts                                               2
Performance Information                                     2
Calculation of Accumulation Unit Values                     4
Calculation of Variable Income Payments                     4
General Matters                                             5
Federal Tax Matters                                         5
Qualified Plans                                             6
Experts                                                     7
Financial Statements                                        8
Appendix A                                                  A-1
Appendix B                                                  B-1
Appendix C                                                  C-1
Appendix D                                                  D-1

ADDITIONS, DELETIONS OR SUBSTITUTIONS OF INVESTMENTS
--------------------------------------------------------------------------------


We may add, delete, or substitute the Fund shares held by any Variable Sub-Account to the extent the law permits. We may substitute shares of any Fund with those of another Fund of the same or different underlying fund if the shares of the Fund are no longer available for investment, or if we believe investment in any Fund would become inappropriate in view of the purposes of the Variable Account.

We will not substitute shares attributable to a Contract Owner's interest in a Variable Sub-Account until we have notified the Contract Owner of the change, and until the SEC has approved the change, to the extent such notification and approval are required by law. Nothing contained in this Statement of Additional Information shall prevent the Variable Account from purchasing other securities for other series or classes of contracts, or from effecting a conversion between series or classes of contracts on the basis of requests made by Contract Owners.

We also may establish additional Variable Sub-Accounts or series of Variable Sub-Accounts. Each additional Variable Sub-Account would purchase shares in a new Fund of the same or different underlying fund. We may establish new Variable Sub-Accounts when we believe marketing needs or investment conditions warrant. We determine the basis on which we will offer any new Variable Sub-Accounts in conjunction with the Contract to existing Contract Owners. We may eliminate one or more Variable Sub-Accounts if, in our sole discretion, marketing, tax or investment conditions so warrant.

We may, by appropriate endorsement, change the Contract as we believe necessary or appropriate to reflect any substitution or change in the Funds. If we believe the best interests of persons having voting rights under the Contracts would be served, we may operate the Variable Account as a management company under the Investment Company Act of 1940 or we may withdraw its registration under such Act if such registration is no longer required.



THE CONTRACTS
--------------------------------------------------------------------------------

The Contracts are primarily designed to aid individuals in long-term financial planning. You can use them for retirement planning regardless of whether the retirement plan qualifies for special federal income tax treatment.

PURCHASE OF CONTRACTS

We offer the Contracts to the public through banks as well as brokers licensed under the federal securities laws and state insurance laws. Allstate Distributors, L.L.C. ("Allstate Distributors"), a broker-dealer jointly owned by Allstate and Putnam Investments, serves as the principal underwriter for the Variable Account and distributes the Contracts. Commission income of Allstate Distributors for the fiscal year ending December 31, 2000 was $84,768,610.28. Prior to May 1, 2000, ALFS, Inc., an affiliate of Allstate, served as the principal underwriter for the Variable Account. Commission income of ALFS for the fiscal year ending December 31, 2000 was $41,768,024.51. The offering of the Contracts is continuous. We do not anticipate discontinuing the offering of the Contracts, but we reserve the right to do so at any time.

TAX-FREE EXCHANGES (1035 EXCHANGES, ROLLOVERS AND TRANSFERS)

We accept purchase payments that are the proceeds of a Contract in a transaction qualifying for a tax-free exchange under Section 1035 of the Internal Revenue Code ("Code"). Except as required by federal law in calculating the basis of the Contract, we do not differentiate between Section 1035 purchase payments and non-Section 1035 purchase payments.

We also accept "rollovers" and transfers from Contracts qualifying as tax-sheltered annuities ("TSAs"), individual retirement annuities or accounts ("IRAs"), or any other Qualified Contract that is eligible to "rollover" into an IRA. We differentiate among non-Qualified Contracts, TSAs, IRAs and other Qualified Contracts to the extent necessary to comply with federal tax laws. For example, we restrict the assignment, transfer, or pledge of TSAs and IRAs so the Contracts will continue to qualify for special tax treatment. A Contract Owner contemplating any such exchange, rollover or transfer of a Contract should contact a competent tax adviser with respect to the potential effects of such a transaction.


PERFORMANCE INFORMATION
--------------------------------------------------------------------------------


From time to time we may advertise the "standardized," "non-standardized," and "adjusted historical" total returns of the Variable Sub-Accounts, as described below. Please remember that past performance is not an estimate or guarantee of future performance and does not necessarily represent the actual experience of amounts invested by a particular Contract Owner. Also please note that the performance figures shown do not reflect any applicable taxes.

STANDARDIZED TOTAL RETURNS

A Variable Sub-Account's standardized total return represents the average annual total return of that Sub-Account over a particular period. We compute standardized total return by finding the annual percentage rate that, when compounded annually, will accumulate a hypothetical $1,000 purchase payment to the redeemable value at the end of the one, five or ten year period, or for a period from the date of commencement of the Variable Sub-Account's operations, if shorter than any of the foregoing. We use the following formula prescribed by the SEC for computing standardized total return:


                  1000(1 + T)n  = ERV

where:

T        =        average annual total return

ERV      =        ending redeemable value of a hypothetical $1,000 payment
                  (plus $40 credit thereon for Putnam Allstate Advisor Plus
                  Contracts only) made at the beginning of 1, 5, or 10 year
                  periods or shorter period

n        =        number of years in the period

1000     =        hypothetical $1,000 investment (plus $40 credit thereon for
                  Putnam Allstate Advisor Plus Contracts only)

When factoring in the withdrawal charge assessed upon redemption, we exclude the Free Withdrawal Amount, which is the amount you can withdraw from the Contract without paying a withdrawal charge. (The Free Withdrawal Amount is not applicable with the Putnam Allstate Advisor Apex Contract.) We also use the withdrawal charge that would apply upon redemption at the end of each period. Thus, for example, when factoring in the withdrawal charge for a one year standardized total return calculation, we would use the withdrawal charge that applies to a withdrawal of a purchase payment made one year prior. For Putnam Allstate Advisor Apex Contracts, we also assume that the maximum sales charge of 5.75% is deducted from the initial $1,000 payment.

When factoring the contract maintenance charge (only applicable to the Putnam Allstate Advisor Contract), we pro rate the charge by dividing (a) the contract maintenance charge by (b) an assumed contract size of $45,000. We then multiply the resulting percentage by a hypothetical $1,000 investment.

When factoring the charge for the optional Retirement Income Guarantee Rider 2, we assume that Income Base B applies and that there are no additional purchase payments or withdrawals.


The standardized total returns for the Variable Sub-Accounts, for the periods ended December 31, 2000, are set out in Appendices A through D to this Statement of Additional Information. The Putnam Allstate Advisor Apex, Putnam Allstate Advisor Plus, and Putnam Allstate Advisor Preferred Contracts were first offered to the public on October 25, 1999, February 4, 2000, and April 28, 2000, respectively. Contracts with the Earnings Protection Death Benefit Option were first offered to the public on May 1,2001. Accordingly, performance shown for periods prior to those dates reflects the performance of the Variable Sub-Accounts, adjusted to reflect the current charges under the Contracts as if they had been available throughout the periods shown. Where returns included in the following tables give effect to the Earnings Protection Death Benefit Option, the performance figures have been adjusted to reflect the current charge for the feature as if that feature had been available throughout the periods shown.



NON-STANDARDIZED TOTAL RETURNS

From time to time, we also may quote rates of return that reflect changes in the values of each Variable Sub-Account's accumulation units. We may quote these "non-standardized total returns" on an annualized, cumulative, year-by-year, or other basis. These rates of return take into account asset-based charges, such as the mortality and expense risk charge and administration charge. However, these rates of return do not reflect withdrawal charges or the contract maintenance charge under the Putnam Allstate Advisor Contracts. Such charges, if reflected, would reduce the performance shown. Non-standardized total returns also do not take into account the amount of any applicable Credit Enhancement under the Putnam Allstate Advisor Plus Contracts. When factoring the charge for the optional Retirement Income Guarantee Rider 2, we assume that Income Base B applies and that there are no additional purchase payments or withdrawals.

Annualized returns reflect the rate of return that, when compounded annually, would equal the cumulative rate of return for the period shown. We compute annualized returns according to the following formula:


        Annualized Return = (1 + r)1/n -1

        Where:
                    r = cumulative rate of return for the period shown,

            and:
                   n = number of years in the period.

The method of computing annualized rates of return is similar to that for computing standardized performance, described above, except that rather than using a hypothetical $1,000 investment and the ending redeemable value thereof, we use the changes in value of an accumulation unit.

Cumulative rates of return reflect the cumulative change in value of an accumulation unit over the period shown. Year-by-year rates of return reflect the change in value of an accumulation unit during the course of each year shown. We compute these returns by dividing the accumulation unit value at the end of each period shown, by the accumulation unit value at the beginning of that period, and subtracting one. We compute other total returns on a similar basis.

We may quote non-standardized total returns for 1, 3, 5 and 10 year periods, or period since inception of the Variable Sub-Account's operations, as well as other periods, such as "year-to-date" (prior calendar year end to the day stated in the advertisement); "year to most recent quarter" (prior calendar year end to the end of the most recent quarter); the prior calendar year; and the "n" most recent calendar years.


The non-standardized total returns for the Variable Sub-Accounts, for the periods ended December 31, 2000, are set out in Appendices A through D to this Statement of Additional Information. The Putnam Allstate Advisor Apex, Putnam Allstate Advisor Plus, and Putnam Allstate Advisor Preferred Contracts were first offered to the public on October 25, 1999, February 4, 2000, and April 28, 2000, respectively. Contracts with the Earnings Protection Death Benefit Option were first offered to the public on May 1,2001. Accordingly, performance shown for periods prior to those dates reflects the performance of the Variable Sub-Accounts, adjusted to reflect the current charges under the Contracts as if they had been available throughout the periods shown. Where returns included in the following tables give effect to the Earnings Protection Death Benefit Option, the performance figures have been adjusted to reflect the current charge for the feature as if that feature had been available throughout the periods shown.



ADJUSTED HISTORICAL TOTAL RETURNS

We may advertise the total return for periods prior to the date that the Variable Sub-Accounts commenced operations. We calculate such "adjusted historical total returns" using the same method that we use to compute standardized total returns, except that instead of using the Variable Sub-Account inception dates, we use the inception dates of the underlying Funds and adjust such performance to reflect the current level of charges that apply to the Variable Sub-Accounts under each Contract.

The adjusted historical total returns for the Variable Sub-Accounts, for the periods ended December 31, 2000, for each Contract are set out in Appendices A through D to this Statement of Additional Information. Where returns included in the following tables give effect to the Earnings Protection Death Benefit Option, the performance figures have been adjusted to reflect the current charge for the feature as if that feature had been available throughout the periods shown.



CALCULATION OF ACCUMULATION UNIT VALUES
-------------------------------------------------------------------------------


The value of Accumulation Units will change each Valuation Period according to the investment performance of the Fund shares purchased by each Variable Sub-Account and the deduction of certain expenses and charges. A "Valuation Period" is the period from the end of one Valuation Date and continues to the end of the next Valuation Date. A Valuation Date ends at the close of regular trading on the New York Stock Exchange (currently 3:00 p.m. Central Time).

The Accumulation Unit Value of a Variable Sub-Account for any Valuation Period equals the Accumulation Unit Value as of the immediately preceding Valuation Period, multiplied by the Net Investment Factor (described below) for that Sub-Account for the current Valuation Period.

NET INVESTMENT FACTOR

The Net Investment Factor for a Valuation Period is a number representing the change, since the last Valuation Period, in the value of Variable Sub-Account assets per Accumulation Unit due to investment income, realized or unrealized capital gain or loss, deductions for taxes, if any, and deductions for the mortality and expense risk charge and administrative expense charge. We determine the Net Investment Factor for each Variable Sub-Account for any Valuation Period by dividing (A) by (B) and subtracting (C) from the result, where:

(A) is the sum of:

     (1) the net asset value per share of the Fund underlying the Variable Sub-Account determined at the end of the current Valuation Period; plus,

     (2) the per share amount of any dividend or capital gain distributions made by the Fund underlying the Variable Sub-Account during the current Valuation Period;

(B) is the net asset value per share of the Fund underlying the Variable Sub-Account determined as of the end of the immediately preceding Valuation Period; and

(C) is the mortality and expense risk charge corresponding to the portion of the current calendar year that is in the current Valuation Period.



CALCULATION OF VARIABLE INCOME PAYMENTS
--------------------------------------------------------------------------------

We calculate the amount of the first variable income payment under an Income Plan by applying the Contract Value allocated to each Variable Sub-Account less any applicable premium tax charge deducted at the time, to the income payment tables in the Contract. We divide the amount of the first variable annuity income payment by the Variable Sub-Account's then current Annuity Unit value to determine the number of annuity units ("Annuity Units") upon which later income payments will be based. To determine income payments after the first, we simply multiply the number of Annuity Units determined in this manner for each Variable Sub-Account by the then current Annuity Unit value ("Annuity Unit Value") for that Variable Sub-Account.

CALCULATION OF ANNUITY UNIT VALUES

Annuity Units in each Variable Sub-Account are valued separately and Annuity Unit Values will depend upon the investment experience of the particular Fund in which the Variable Sub-Account invests. We calculate the Annuity Unit Value for each Variable Sub-Account at the end of any Valuation Period by:

- multiplying the Annuity Unit Value at the end of the immediately preceding Valuation Period by the Variable Sub-Account's Net Investment Factor (described in the preceding section) for the Period; and then

- dividing the product by the sum of 1.0 plus the assumed investment rate for the Valuation Period.

The assumed investment rate adjusts for the interest rate assumed in the income payment tables used to determine the dollar amount of the first variable income payment, and is at an effective annual rate which is disclosed in the Contract.

We determine the amount of the first variable income payment paid under an Income Plan using the income payment tables set out in the Contracts. The Contracts include tables that differentiate on the basis of sex, except in states or tax qualified plans that require the use of unisex tables.



GENERAL MATTERS
--------------------------------------------------------------------------------


INCONTESTABILITY

We will not contest the Contract after we issue it.

SETTLEMENTS

The Contract must be returned to us prior to any settlement. We must receive due proof of the Contract Owner(s) death (or Annuitant's death if there is a non-natural Contract Owner) before we will settle a death claim.

SAFEKEEPING OF THE VARIABLE ACCOUNT'S ASSETS

We hold title to the assets of the Variable Account. We keep the assets physically segregated and separate and apart from our general corporate assets. We maintain records of all purchases and redemptions of the Fund shares held by each of the Variable Sub-Accounts.

The Funds do not issue stock certificates. Therefore, we hold the Variable Account's assets in open account in lieu of stock certificates. See the Funds' prospectuses for a more complete description of the custodian of the Funds.

PREMIUM TAXES

Applicable premium tax rates depend on the Contract Owner's state of residency and the insurance laws and our status in those states where premium taxes are incurred. Premium tax rates may be changed by legislation, administrative interpretations, or judicial acts.

TAX RESERVES

We do not establish capital gains tax reserves for any Variable Sub-Account nor do we deduct charges for tax reserves because we believe that capital gains attributable to the Variable Account will not be taxable. However, we reserve the right to deduct charges to establish tax reserves for potential taxes on realized or unrealized capital gains.



FEDERAL TAX MATTERS
-------------------------------------------------------------------------------


THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE. WE MAKE NO GUARANTEE REGARDING THE TAX TREATMENT OF ANY CONTRACT OR TRANSACTION INVOLVING A CONTRACT.

Federal, state, local and other tax consequences of ownership or receipt of distributions under an annuity contract depend on the individual circumstances of each person. If you are concerned about any tax consequences with regard to your individual circumstances, you should consult a competent tax adviser.

TAXATION OF ALLSTATE LIFE INSURANCE COMPANY

Allstate is taxed as a life insurance company under Part I of Subchapter L of the Internal Revenue Code. Since the Variable Account is not an entity separate from Allstate, and its operations form a part of Allstate, it will not be taxed separately as a "Regulated Investment Company" under Subchapter M of the Code. Investment income and realized capital gains of the Variable Account are automatically applied to increase reserves under the Contract. Under existing federal income tax law, Allstate believes that the Variable Account investment income and capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the Contract. Accordingly, Allstate does not anticipate that it will incur any federal income tax liability attributable to the Variable Account, and therefore Allstate does not intend to make provisions for any such taxes. If Allstate is taxed on investment income or capital gains of the Variable Account, then Allstate may impose a charge against the Variable Account in order to make provision for such taxes.

EXCEPTIONS TO THE NON-NATURAL OWNER RULE

There are several exceptions to the general rule that annuity contracts held by a non-natural owner are not treated as annuity contracts for federal income tax purposes. Contracts will generally be treated as held by a natural person if the nominal owner is a trust or other entity which holds the Contract as agent for a natural person. However, this special exception will not apply in the case of an employer who is the nominal owner of an annuity contract under a non-qualified deferred compensation arrangement for its employees. Other exceptions to the non-natural owner rule are: (1) Contracts acquired by an estate of a decedent by reason of the death of the decedent; (2) certain Qualified Contracts; (3) Contracts purchased by employers upon the termination of certain qualified plans; (4) certain Contracts used in connection with structured settlement agreements, and (5) Contracts purchased with a single premium when the annuity starting date is no later than a year from purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

IRS REQUIRED DISTRIBUTION AT DEATH RULES

In order to be considered an annuity contract for federal income tax purposes, the Contract must provide: (1) if any Contract Owner dies on or after the Payout Start Date but before the entire interest in the Contract has been distributed, the remaining portion of such interest must be distributed at least as rapidly as under the method of distribution being used as of the date of the Owner's death; (2) if any Contract Owner dies prior to the Payout Start Date, the entire interest in the Contract will be distributed within 5 years after the date of the Owner's death. These requirements are satisfied if any portion of the Contract Owner's interest that is payable to (or for the benefit of) a designated Beneficiary is distributed over the life of such Beneficiary (or over a period not extending beyond the life expectancy of the Beneficiary) and the distributions begin within 1 year of the Owner's death. If the Contract Owner's designated Beneficiary is the surviving spouse of the Owner, the Contract may be continued with the surviving spouse as the new Contract Owner. If the Contract Owner is a non-natural person, then the Annuitant will be treated as the Contract Owner for purposes of applying the distribution at death rules. In addition, a change in the Annuitant on a Contract owned by a non-natural person will be treated as the death of the Contract Owner.



QUALIFIED PLANS
-------------------------------------------------------------------------------


The Contract may be used with several types of qualified plans. Allstate reserves the right to limit the availability of the Contract for use with any of the Qualified Plans listed below. The tax rules applicable to participants in such qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Adverse tax consequences may result from excess contributions, premature distributions, distributions that do not conform to specified commencement and minimum distribution rules, excess distributions and in other circumstances. Contract Owners and participants under the plan and Annuitants and Beneficiaries under the Contract may be subject to the terms and conditions of the plan regardless of the terms of the Contract.

INDIVIDUAL RETIREMENT ANNUITIES

Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (IRA). Individual Retirement Annuities are subject to limitations on the amount that can be contributed and on the time when distributions may commence. Certain distributions from other types of qualified plans may be "rolled over" on a tax-deferred basis into an Individual Retirement Annuity. An IRA generally may not provide life insurance, but it may provide a death benefit that equals the greater of the premiums paid and the Contract's Cash Value. The Contract provides a death benefit that in certain circumstances may exceed the greater of the payments and the Contract Value. It is possible that the death benefit could be viewed as violating the prohibition on investment in life insurance contracts with the result that the Contract would not be viewed as satisfying the requirements of an IRA.

ROTH INDIVIDUAL RETIREMENT ANNUITIES

Section 408A of the Code permits eligible individuals to make nondeductible contributions to an individual retirement program known as a Roth Individual Retirement Annuity. Roth Individual Retirement Annuities are subject to limitations on the amount that can be contributed and on the time when distributions may commence. "Qualified distributions" from Roth Individual Retirement Annuities are not includible in gross income. "Qualified distributions" are any distributions made more than five taxable years after the taxable year of the first contribution to the Roth Individual Retirement Annuity, and which are made on or after the date the individual attains age 59 1/2, made to a beneficiary after the owner's death, attributable to the owner being disabled or for a first time home purchase (first time home purchases are subject to a lifetime limit of $10,000). "Nonqualified distributions" are treated as made from contributions first and are includible in gross income to the extent such distributions exceed the contributions made to the Roth Individual Retirement Annuity. The taxable portion of a "nonqualified distribution" may be subject to the 10% penalty tax on premature distributions. Subject to certain limitations, a traditional Individual Retirement Account or Annuity may be converted or "rolled over" to a Roth Individual Retirement Annuity. The taxable portion of a conversion or rollover distribution is includible in gross income, but is exempted from the 10% penalty tax on premature distributions.

SIMPLIFIED EMPLOYEE PENSION PLANS

Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees using the employees' individual retirement annuities if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to their individual retirement annuities. Employers intending to use the Contract in connection with such plans should seek competent advice.

SAVINGS INCENTIVE MATCH PLANS FOR EMPLOYEES (SIMPLE PLANS)

Sections 408(p) and 401(k) of the Code allow employers with 100 or fewer employees to establish SIMPLE retirement plans for their employees. SIMPLE plans may be structured as a SIMPLE retirement account using an employee's IRA to hold the assets or as a Section 401(k) qualified cash or deferred arrangement. In general, a SIMPLE plan consists of a salary deferral program for eligible employees and matching or nonelective contributions made by employers. Employers intending to use the Contract in conjunction with SIMPLE plans should seek competent tax and legal advice.



TAX SHELTERED ANNUITIES

Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations (specified in Section 501(c)(3) of the Code) to have their employers purchase annuity contracts for them, and subject to certain limitations, to exclude the purchase payments from the employees' gross income. An annuity contract used for a Section 403(b) plan must provide that distributions attributable to salary reduction contributions made after 12/31/88, and all earnings on salary reduction contributions, may be made only on or after the date the employee attains age 59 1/2, separates from service, dies, becomes disabled or on the account of hardship (earnings on salary reduction contributions may not be distributed for hardship). These limitations do not apply to withdrawals where Allstate is directed to transfer some or all of the Contract Value to another 403(b) plan.

CORPORATE AND SELF-EMPLOYED PENSION AND PROFIT SHARING PLANS

Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax favored retirement plans for employees. The Self-Employed Individuals Retirement Act of 1962, as amended, (commonly referred to as "H.R. 10" or "Keogh") permits self-employed individuals to establish tax favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of annuity contracts in order to provide benefits under the plans.

STATE AND LOCAL GOVERNMENT AND TAX-EXEMPT ORGANIZATION
DEFERRED COMPENSATION PLANS

Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. To the extent the Contracts are used in connection with an eligible plan, employees are considered general creditors of the employer and the employer as owner of the Contract has the sole right to the proceeds of the Contract. Generally, under the non-natural owner rules, such Contracts are not treated as annuity contracts for federal income tax purposes. Under these plans, contributions made for the benefit of the employees will not be includible in the employees' gross income until distributed from the plan. However, under a
Section 457 plan all the compensation deferred under the plan must remain solely the property of the employer, subject only to the claims of the employer's general creditors, until such time as made available to the employee or a beneficiary.



EXPERTS
-------------------------------------------------------------------------------


The consolidated financial statements of Allstate as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000 and the related financial statement schedules that appear in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The financial statements of the Variable Account as of December 31, 2000 and for each of the periods in the two years then ended that appear in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
The financial statements of the Variable Account as of December 31, 2000 and for the periods in the two years then ended, the consolidated financial statements of Allstate as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000, the related Financial Statement schedules of Allstate, and the accompanying Independent Auditors' Reports appear in the pages that follow. The consolidated financial
Statements and schedules of Allstate included herein should be considered only as bearing upon the ability of Allstate to meet its obligations under the Contacts.

INDEPENDENT AUDITORS' REPORT

TO THE BOARD OF DIRECTORS AND SHAREHOLDER
OF ALLSTATE LIFE INSURANCE COMPANY:

We have audited the accompanying Consolidated Statements of Financial
Position of Allstate Life Insurance Company and subsidiaries (the "Company", an affiliate of The Allstate Corporation) as of December 31, 2000 and 1999, and the related Consolidated Statements of Operations and Comprehensive
Income, Shareholder's Equity and Cash Flows for each of the three years in the period ended December 31, 2000. Our audits also included Schedule 1 - Summary of Investments other than Investments in Related Parties, Schedule IV - Reinsurance, and Schedule V - Valuation Allowance and Qualifying Accounts. These financial statements and financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Allstate Life Insurance Company and subsidiaries as of December 31, 2000 and 1999, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2000, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, Schedule 1 - Summary of Investments other than Investments in Related Parties, Schedule IV - Reinsurance, and Schedule V - Valuation Allowance and Qualifying Accounts, when considered in relation to the basic financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.


/s/ Deloitte & Touche LLP
Chicago, Illinois
February 23, 2001

             ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   CONSOLIDATED STATEMENTS OF OPERATIONS
                            AND COMPREHENSIVE INCOME


                                                                                             YEAR ENDED DECEMBER 31,
                                                                              -----------------------------------------------------
                                                                                 2000                1999                 1998
                                                                              ------------       -------------         ------------
 ($ IN MILLIONS)

REVENUES
Premiums (net of reinsurance ceded of $302, $241 and $178)                    $     1,069        $        838          $       889
Contract charges                                                                      798                 723                  630
Net investment income                                                               2,589               2,239                2,113
Realized capital gains and losses                                                     (26)                192                  322
                                                                              ------------       -------------         ------------
                                                                                    4,430               3,992                3,954
                                                                              ------------       -------------         ------------


COSTS AND EXPENSES
Contract benefits (net of reinsurance recoveries of $243, $161 and $52)             1,439               1,251                1,225
Interest credited to contractholders' funds                                         1,519               1,260                1,190
Amortization of deferred policy acquisition costs                                     418                 367                  377
Operating costs and expenses                                                          343                 344                  324
                                                                              ------------       -------------         ------------
                                                                                    3,719               3,222                3,116
                                                                              ------------       -------------         ------------


INCOME FROM OPERATIONS BEFORE INCOME TAX EXPENSE                                      711                 770                  838

Income tax expense                                                                    241                 266                  297
                                                                              ------------       -------------         ------------

NET INCOME                                                                    $       470        $        504          $       541
                                                                              ============       =============         ============

OTHER COMPREHENSIVE INCOME (LOSS), AFTER-TAX
Changes in:
  Unrealized net capital gains and losses                                             351                (646)                  69
  Unrealized foreign currency translation adjustments                                  (2)                 1                    (1)
                                                                              ------------       -------------         ------------

OTHER COMPREHENSIVE INCOME (LOSS), AFTER-TAX                                          349                (645)                  68
                                                                              ------------       -------------         ------------
COMPREHENSIVE INCOME (LOSS)                                                   $       819        $       (141)         $       609
                                                                              ============       =============         ============





                   See notes to consolidated financial statements.

                   ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF FINANCIAL POSITION




                                                                                            DECEMBER 31,
                                                                            -----------------------------------------------
 ($ IN MILLIONS EXCEPT PAR VALUE)                                                  2000                       1999
                                                                            --------------------      ---------------------

ASSETS
Investments
        Fixed income securities, at fair value
          (amortized cost $31,052 and $26,958)                              $            32,281       $            $ 27,136
        Mortgage loans                                                                    4,351                       3,788
        Equity securities, at fair value (cost $425 and $405)                               473                         614
        Short-term                                                                          836                         710
        Policy loans                                                                        644                         606
        Other                                                                                35                          25
                                                                            --------------------      ---------------------
        Total investments                                                                38,620                      32,879

Cash                                                                                         58                          68
Deferred policy acquisition costs                                                         2,926                       2,675
Reinsurance recoverables                                                                    572                         434
Accrued investment income                                                                   494                         388
Other assets                                                                                181                         146
Separate Accounts                                                                        15,298                      13,857
                                                                            --------------------      ---------------------
              TOTAL ASSETS                                                  $            58,149       $            $ 50,447
                                                                            ====================      =====================


LIABILITIES
Contractholder funds                                                        $            27,676       $            $ 23,995
Reserve for life-contingent contract benefits                                             8,000                       7,148
Unearned premiums                                                                             6                          18
Payable to affiliates, net                                                                   52                          52
Other liabilities and accrued expenses                                                    1,487                         825
Deferred income taxes                                                                       505                         187
Separate Accounts                                                                        15,298                      13,857
                                                                            --------------------      ---------------------
              TOTAL LIABILITIES                                                          53,024                      46,082
                                                                            --------------------      ---------------------

COMMITMENTS AND CONTINGENT LIABILITIES (NOTE 9)

SHAREHOLDER'S EQUITY
Redeemable preferred stock - series A, $100 par value, 1,500,000 shares authorized, 920,210 and 663,650 shares issued and
        outstanding                                                                          92                         66
Redeemable preferred stock - series B, $100 par value, 1,500,000
        shares authorized, 1,170,000 shares issued and outstanding                          117                        117
Common stock, $227 par value, 23,800 shares authorized, issued
        and outstanding                                                                       5                          5
Additional capital paid-in                                                                  600                        600
Retained income                                                                           3,752                      3,367
Accumulated other comprehensive income:
        Unrealized net capital gains                                                        560                        209
        Unrealized foreign currency translation adjustments                                  (1)                         1
                                                                            --------------------      ---------------------
              TOTAL ACCUMULATED OTHER COMPREHENSIVE INCOME                                  559                        210
                                                                            --------------------      ---------------------
              TOTAL SHAREHOLDER'S EQUITY                                                  5,125                      4,365
                                                                            --------------------      ---------------------
              TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY                    $            58,149       $           $ 50,447
                                                                            ====================      =====================




                  See notes to consolidated financial statements.

                ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES

                 CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY


                                                                                             DECEMBER 31,
                                                                           -----------------------------------------------------
($ IN MILLIONS)                                                                 2000               1999              1998
                                                                           ----------------   ----------------  ----------------

REDEEMABLE PREFERRED STOCK - SERIES A
     Balance, beginning of year                                            $            66    $            58   $            45
     Issuance of shares                                                                 26                  8                13
                                                                           ----------------   ----------------  ----------------
     Balance, end of year                                                               92                 66                58
                                                                           ----------------   ----------------  ----------------

REDEEMABLE PREFERRED STOCK - SERIES B
     Balance, beginning of year                                                        117                117               117
     Issuance of shares                                                                  -                  -                 -
                                                                           ----------------   ----------------  ----------------
     Balance, end of year                                                              117                117               117
                                                                           ----------------   ----------------  ----------------

COMMON STOCK
     Balance, beginning of year                                                          5                  5                 4
     Issuance of shares                                                                  -                  -                 -
     Adjustment to par value                                                             -                  -                 1
                                                                           ----------------   ----------------  ----------------
     Balance, end of year                                                                5                  5                 5
                                                                           ----------------   ----------------  ----------------

ADDITIONAL CAPITAL PAID-IN
     Balance, beginning of year                                                        600                600               601
     Adjustment to par value                                                             -                  -                (1)
                                                                           ----------------   ----------------  ----------------
     Balance, end of year                                                              600                600               600
                                                                           ----------------   ----------------  ----------------

RETAINED INCOME
     Balance, beginning of year                                                      3,367              2,963             2,530
     Net income                                                                        470                504               541
     Dividends                                                                         (85)              (100)             (108)
                                                                           ----------------   ----------------  ----------------
     Balance, end of year                                                            3,752              3,367             2,963
                                                                           ----------------   ----------------  ----------------

ACCUMULATED OTHER COMPREHENSIVE INCOME
     Balance, beginning of year                                                        210                855               787
     Change in unrealized net capital gains and losses                                 351               (646)               69
     Change in unrealized foreign currency translation adjustments                      (2)                1                 (1)
                                                                           ----------------   ----------------  ----------------
     Balance, end of year                                                              559                210               855
                                                                           ----------------   ----------------  ----------------

          Total shareholder's equity                                       $         5,125    $         4,365   $         4,598
                                                                           ================   ================  ================



                     See notes to consolidated financial statements.

            ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES

                 CONSOLIDATED STATEMENTS OF CASH FLOWS


                                                                                                  YEAR ENDED
                                                                                                 DECEMBER 31,
                                                                             ------------------------------------------------------
($ IN MILLIONS)                                                                    2000               1999                1998
                                                                             ----------------   ----------------    ---------------

CASH FLOWS FROM OPERATING ACTIVITIES
   Net income                                                                $           470    $           504     $          541
   Adjustments to reconcile net income to
      net cash provided by operating activities:
       Amortization and other non-cash items                                            (232)              (147)              (122)
       Realized capital gains and losses                                                  26               (192)              (322)
       Interest credited to contractholder funds                                       1,438              1,251              1,190
       Changes in:
        Policy benefit and other insurance reserves                                       91                (49)               (21)
        Unearned premiums                                                                (12)               (30)               (17)
        Deferred policy acquisition costs                                               (349)              (261)              (248)
        Reinsurance recoverables                                                        (138)               (41)               (35)
        Income taxes payable                                                             128                 58                 37
        Other operating assets and liabilities                                          (123)               (48)               129
                                                                             ----------------   ----------------    ---------------
                 Net cash provided by operating activities                             1,299              1,045              1,132
                                                                             ----------------   ----------------    ---------------

CASH FLOWS FROM INVESTING ACTIVITIES
   Proceeds from sales
      Fixed income securities                                                          6,923              4,680              2,310
      Equity securities                                                                  985                992                703
      Real estate                                                                          -                  -                309
   Investment collections
      Fixed income securities                                                          2,041              2,907              2,952
      Mortgage loans                                                                     390                392                424
   Investment purchases
      Fixed income securities                                                        (12,319)           (10,071)            (5,966)
      Equity securities                                                                 (894)              (862)              (494)
      Real estate                                                                          -                  -                (53)
      Mortgage loans                                                                    (938)              (908)              (780)
   Change in short-term investments, net                                                 281                  4               (341)
   Change in other investments, net                                                      (46)               (36)               (74)
                                                                             ----------------   ----------------    ---------------
         Net cash used in investing activities                                        (3,577)            (2,902)            (1,010)
                                                                             ----------------   ----------------    ---------------

CASH FLOWS FROM FINANCING ACTIVITIES
   Proceeds from issuance of redeemable preferred stock                                   26                  8                 13
   Contractholder fund deposits                                                        7,875              5,594              3,275
   Contractholder fund withdrawals                                                    (5,548)            (3,684)            (3,306)
   Dividends paid                                                                        (85)              (100)              (108)
                                                                             ----------------   ----------------    ---------------
         Net cash provided by (used in) financing activities                           2,268              1,818               (126)
                                                                             ----------------   ----------------    ---------------

NET DECREASE IN CASH                                                                     (10)               (39)                (4)
CASH AT BEGINNING OF YEAR                                                                 68                107                111
                                                                             ----------------   ----------------    ---------------
CASH AT END OF YEAR                                                          $            58    $            68     $          107
                                                                             ================   ================    ===============


                  See notes to consolidated financial statements.

1.   GENERAL

BASIS OF PRESENTATION

     The accompanying consolidated financial statements include the accounts of Allstate Life Insurance Company ("ALIC") and its wholly owned subsidiaries (collectively referred to as the "Company"). ALIC is wholly owned by Allstate Insurance Company ("AIC"), a wholly owned subsidiary of The Allstate Corporation (the "Corporation"). These consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). All significant intercompany accounts and transactions have been eliminated.

     On May 31, 2000, the Company paid a dividend of all the common shares of Allstate Insurance Company of Canada ("AICC") stock to AIC. Prior to the dividend, AICC had been consolidated in the Company's financial statements and related disclosures. In conjunction with the dividend, the Company has restated its prior year financial results to exclude AICC.

NATURE OF OPERATIONS

     The Company markets primarily life insurance, investment, group pension and retirement products. Life insurance products consist of traditional products, including term and whole life, interest-sensitive life, immediate annuities with life contingencies, variable life, indexed life, credit and accident and health insurance. Investment products include deferred annuities and immediate annuities without life contingencies. Deferred annuities include fixed rate, market value adjusted, indexed and variable annuities. Group pension and retirement products include contracts with fixed or indexed rates and fixed terms, such as guaranteed investment contracts, funding agreements and deferred and immediate annuities, or retirement annuities. In 2000, annuity premiums and deposits represented approximately 82% of the Company's total statutory premiums and deposits. Statutory premiums and deposits are determined in accordance with accounting principles prescribed or permitted by the insurance department of the applicable domiciliary state and include premiums and deposits for all products.

     The Company monitors economic and regulatory developments which have the potential to impact its business. Federal legislation has allowed banks and other financial organizations to have greater participation in securities and insurance businesses. This legislation presents an increased level of competition for sales of the Company's products. Furthermore, the market for deferred annuities and interest-sensitive life insurance is enhanced by the tax incentives available under current law. Any legislative changes that lessen these incentives are likely to negatively impact the demand for these products. The demand for life insurance products that are used to address a customer's estate planning needs may be impacted to the extent any legislative changes occur to the current estate tax laws.

     Additionally, traditional demutualizations of mutual insurance companies and enacted and pending state legislation to permit mutual insurance companies to convert to a hybrid structure known as a mutual holding company could have a number of significant effects on the Company by (1) increasing industry competition through consolidation caused by mergers and acquisitions related to the new corporate form of business; and (2) increasing competition in the capital markets.

The Company is authorized to sell life and investment products in all 50 states, the District of Columbia and Puerto Rico. The Company is also authorized to sell certain insurance products in various foreign countries. The top geographic locations in the United States for statutory premiums and deposits earned by the Company were California, Nebraska, Massachusetts, Illinois, Pennsylvania, North Carolina, and Ohio for the year ended December 31, 2000. No other jurisdiction accounted for more than 5% of statutory premiums and deposits for the Company. The Company distributes its products using Allstate agents, which include life specialists and Personal Financial Representatives, as well as banks, independent agents, securities firms and through direct response methods. Although the Company currently benefits from agreements with financial services entities who market and distribute its products, change in control of these non-affiliated entities with which the Company has alliances could negatively impact sales.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

INVESTMENTS

     Fixed income securities include bonds, mortgage-backed and asset-backed securities, and redeemable preferred stocks. All fixed income securities are carried at fair value and may be sold prior to their contractual maturity ("available for sale"). The difference between the amortized cost and fair value, net of deferred income taxes, certain life and annuity deferred policy acquisition costs, and certain reserves for life-contingent contract benefits, is reflected as a component of shareholder's equity. Provisions are recognized for declines in the value of fixed income securities that are other than temporary. Such writedowns are included in Realized capital gains and losses.

     Mortgage loans are carried at outstanding principal balance, net of unamortized premium or discount and valuation allowances. Valuation allowances are established for impaired loans when it is probable that contractual principal and interest will not be collected. Valuation allowances for impaired loans reduce the carrying value to the fair value of the collateral or the present value of the loan's expected future repayment cash flows discounted at the loan's original effective interest rate. Valuation allowances on loans not considered to be impaired are established based on consideration of the underlying collateral, borrower financial strength, current and expected market conditions, and other factors.

     Equity securities include common and non-redeemable preferred stocks, real estate investment trusts and limited partnership interests. Common and non-redeemable preferred stocks are carried at fair value with the difference between cost and fair value of equity securities, less deferred income taxes, reflected as a component of Shareholder's equity. Investments in limited partnership interests in which the Company does not have a controlling interest, are accounted for in accordance with the equity method of accounting.

     Short-term investments are carried at cost or amortized cost, which approximates fair value, and includes collateral received in connection with certain securities lending activities.

     Policy loans are carried at unpaid principal balances. Other investments consist primarily of real estate investments, which are accounted for by the equity method if held for investment, or depreciated cost, net of valuation allowances, if the Company has an active plan to sell.

     Investment income consists primarily of interest, dividends, and income from certain derivative transactions. Interest is recognized on an accrual basis and dividends are recorded at the ex-dividend date. Interest income on mortgage-backed and asset-backed securities is determined on the effective yield method, based on estimated principal repayments. Accrual of income is suspended for fixed income securities and mortgage loans that are in default or when the receipt of interest payments is in doubt. Realized capital gains and losses are determined on a specific identification basis.

DERIVATIVE FINANCIAL INSTRUMENTS

     Derivative financial instruments include swaps, futures, forwards, and options, including caps and floors. When derivatives meet specific criteria they may be designated as accounting hedges and accounted for on either a fair value, deferral, or accrual basis, depending upon the nature of the hedge strategy, the method used to account for the hedged item and the derivative used. Derivatives that are not designated as accounting hedges are accounted for on a fair value basis.

     If, subsequent to entering into a hedge transaction, the derivative becomes ineffective (including if the hedged item is sold or otherwise extinguished or the occurrence of a hedged anticipatory transaction is no longer probable), the Company may terminate the derivative position. Gains and losses on ineffective hedges are reported in realized capital gains and losses in the period they occur. The Company may also terminate derivatives as a result of other events or circumstances. Gains and losses on these terminations are deferred and amortized over the remaining life of either the hedge or the hedged item, whichever is shorter.

     FAIR VALUE ACCOUNTING Under fair value accounting, realized and unrealized gains and losses on derivatives are recognized in either earnings or shareholder's equity when they occur.

     The Company accounts for certain of its interest rate swaps, equity-indexed options, equity-indexed futures, and foreign currency swaps and forwards as hedges on a fair value basis when specific criteria are met. For swaps or options, the derivative must reduce the primary market risk exposure (e.g., interest rate risk, equity price risk or foreign currency risk) of the hedged item in conjunction with the specific hedge strategy; be designated as a hedge at the inception of the transaction; and have a notional amount and term that does not exceed the carrying value and expected maturity, respectively, of the hedged item. In addition, options must have a reference index (e.g., S&P 500) that is the same as, or highly correlated with, the reference index of the hedged item. For futures or forward contracts, the derivative must reduce the primary market risk exposure on an enterprise or transaction basis in conjunction with the hedge strategy; be designated as a hedge at the inception of the transaction; and be highly correlated with the fair value of, or interest income or expense associated with, the hedged item at inception and throughout the hedge period.

         For such interest rate swaps, equity-indexed options, foreign currency swaps, and forwards, changes in fair value are reported net of tax in shareholder's equity, exclusive of interest accruals. Changes in fair value of certain equity-indexed options are reflected as an adjustment of the hedged item. Accrued interest receivable and payable on swaps are reported in net investment income. Premiums paid for certain equity-indexed options are reported as equity securities and amortized to net investment income over the lives of the agreements.

     The Company also has certain derivatives which are used for risk management purposes for which hedge accounting is not applied and are therefore accounted for on a fair value basis. These derivatives primarily consist of indexed instruments and certain interest rate futures. Based upon certain interest rate or equity price risk reduction strategies, gains and losses on these derivatives are recognized in Net investment income, Realized gains or losses or Interest credited to contractholders' funds during the period on a current basis.

     DEFERRAL ACCOUNTING Under deferral accounting, gains and losses on derivatives are deferred and recognized in earnings in conjunction with earnings on the hedged item. The Company accounts for interest rate futures and certain foreign currency forwards as hedges using deferral accounting for anticipatory investment purchases and sales when the criteria for futures and forwards (discussed above) are met. In addition, anticipated transactions must be probable of occurrence and their significant terms and characteristics identified.

     Changes in fair values of these derivatives are initially deferred and reported as other liabilities and accrued expenses. Once the anticipated transaction occurs, the deferred gains or losses are considered part of the cost basis of the asset and reported net of tax in shareholder's equity or recognized as a gain or loss from disposition of the asset, as appropriate. The Company reports initial margin deposits on futures in short-term investments. Fees and commissions paid on these derivatives are also deferred as an adjustment to the carrying value of the hedged item.

     ACCRUAL ACCOUNTING Under accrual accounting, interest income or expense related to the derivative is accrued and recorded as an adjustment to the interest income or expense on the hedged item. The Company accounts for certain interest rate swaps, caps and floors, and certain foreign currency swaps as hedges on an accrual basis when the criteria for swaps or options (discussed above) are met.

     Premiums paid for interest rate caps and floors are reported as investments and amortized to net investment income over the lives of the agreements.

RECOGNITION OF INSURANCE REVENUE AND RELATED BENEFITS, AND INTEREST CREDITED

     Traditional life insurance products consist principally of products with fixed and guaranteed premiums and benefits, primarily term and whole life insurance products. Premiums from these products are recognized as revenue when due. Benefits are recognized in relation to such revenue so as to result in the recognition of profits over the life of the policy and are reflected in contract benefits.

     Interest-sensitive life contracts are insurance contracts whose terms are not fixed and guaranteed. The terms that may be changed include premiums paid by the contractholder, interest credited to the contractholder account balance and one or more amounts assessed against the contractholder. Premiums from these contracts are reported as deposits to contractholder funds. Contract charges consist of fees assessed against the contractholder account balance for cost of insurance (mortality risk), contract administration and surrender charges. These revenues are recognized when levied against the contract balance. Contract benefits include interest credited to contracts and claims incurred in excess of the related contractholder account balance.

     Immediate annuities with life contingencies and single premium life insurance products are limited payment contracts, as these contracts provide insurance protection over a period that extends beyond the period during which premiums are collected. Gross premiums in excess of the net premium on limited payment contracts are deferred and recognized over the contract period. Contract benefits are recognized in relation to such revenue so as to result in the recognition of profits over the life of the policy.

     Contracts that do not subject the Company to significant risk arising from mortality or morbidity are referred to as investment contracts. Fixed rate annuities, market value adjusted annuities, indexed annuities, immediate annuities without life contingencies, certain guaranteed investment contracts and funding agreements are considered investment contracts. Deposits received for such contracts are reported as deposits to contractholder funds. Contract charges for investment contracts consist of charges assessed against the contractholder account balance for contract administration and surrenders. These revenues are recognized when levied against the contract balance. Contract benefits include interest credited and claims incurred in excess of the related contractholder account balance.

     Crediting rates for fixed rate annuities and interest sensitive life contracts are adjusted periodically by the Company to reflect current market conditions. Crediting rates for indexed annuities and indexed life products are based on an interest rate index, such as LIBOR or an equity index, such as the S&P 500.

     Investment contracts also include variable annuity, variable life and certain guaranteed investment contracts which are sold as Separate Accounts products. The assets supporting these products are legally segregated and available only to settle Separate Accounts contract obligations. Deposits received are reported as Separate Accounts liabilities. Contract charges for these contracts consist of charges assessed against the Separate Accounts fund balances for contract maintenance, administration, mortality, expense and surrenders.

DEFERRED POLICY ACQUISITION COSTS

     Certain costs which vary with and are primarily related to acquiring life and investment business, principally agents' and brokers' remuneration, premium taxes, certain underwriting costs and direct mail solicitation expenses, are deferred and amortized into income. Deferred policy acquisition costs are periodically reviewed as to recoverability and written down where necessary.

     For traditional life insurance and limited payment contracts, these costs are amortized in proportion to the estimated revenue on such business. Assumptions relating to estimated revenue, as well as to all other aspects of the deferred acquisition costs and reserve calculations, are determined based upon conditions as of the date of policy issue and are generally not revised during the life of the policy. Any deviations from projected business inforce, resulting from actual policy terminations differing from expected levels, and any estimated premium deficiencies change the rate of amortization in the period such events occur. Generally, the amortization period for these contracts approximates the estimated lives of the policies.

     For interest-sensitive life and investment contracts, the costs are amortized in relation to the present value of estimated gross profits on such business over the estimated lives of the contract periods. Gross profits are determined at the date of policy issue and comprise estimated investment, mortality, expense margins and surrender charges. Assumptions underlying the gross profits are periodically updated to reflect actual experience, and changes in the amount or timing of estimated gross profits will result in adjustments to the cumulative amortization of these costs.

     The present value of future profits inherent in acquired blocks of insurance is classified as a component of deferred policy acquisition costs. The present value of future profits is amortized over the life of the blocks of insurance using current crediting rates.

     To the extent unrealized gains or losses on fixed income securities carried at fair value would result in an adjustment of estimated gross profits had those gains or losses actually been realized, the related unamortized deferred acquisition costs are recorded net of tax as a reduction of the unrealized capital gains or losses included in shareholder's equity.

REINSURANCE RECOVERABLE

      In the normal course of business, the Company seeks to limit aggregate and single exposure to losses on large risks by purchasing reinsurance from other insurers (see Note 8). The amounts reported in the consolidated statements of financial position include amounts billed to reinsurers on losses paid as well as estimates of amounts expected to be recovered from reinsurers on incurred losses that have not yet been paid. Reinsurance recoverables on unpaid losses are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Insurance liabilities, including life contingent policy reserves, are reported gross of reinsurance recoverables. Prepaid reinsurance premiums are deferred and reflected in income in a manner consistent with the recognition of premiums on the reinsured contracts. Reinsurance does not extinguish the Company's primary liability under the policies written and therefore reinsurers and amounts recoverable therefrom are regularly evaluated by the Company and allowances for uncollectible reinsurance are established as appropriate.

INCOME TAXES

     The income tax provision is calculated under the liability method. Deferred tax assets and liabilities are recorded based on the difference between the financial statement and tax bases of assets and liabilities at the enacted tax rates. The principal assets and liabilities giving rise to such differences are insurance reserves and deferred policy acquisition costs. Deferred income taxes also arise from unrealized capital gains and losses on equity securities and fixed income securities carried at fair value.

SEPARATE ACCOUNTS

     The Company issues deferred variable annuities, variable life contracts and certain guaranteed investment contracts, the assets and liabilities of which are legally segregated and recorded as assets and liabilities of the Separate Accounts. Absent any contract provision wherein the Company guarantees either a minimum return or account value upon death or annuitization, variable annuity and variable life contractholders bear the investment risk that the Separate Accounts' funds may not meet their stated investment objectives.

     The assets of the Separate Accounts are carried at fair value. Separate Accounts liabilities represent the contractholders' claim to the related assets and are carried at the fair value of the assets. In the event that the asset value of certain contractholder accounts are projected to be below the value guaranteed by the Company, a liability is established through a charge to earnings. Investment income and realized capital gains and losses of the Separate Accounts accrue directly to the contractholders and therefore, are not included in the Company's consolidated statements of operations. Revenues to the Company from the Separate Accounts consist of contract maintenance and administration fees, and mortality, surrender and expense risk charges.

CONTRACTHOLDER FUNDS

     Contractholder funds arise from the issuance of individual or group policies and contracts that include an investment component, including most fixed annuities, interest-sensitive life policies and certain other investment contracts. Deposits received are recorded as interest-bearing liabilities. Contractholder funds are equal to deposits received and interest credited to the benefit of the contractholder less withdrawals, mortality charges and administrative expenses. Detailed information on crediting rates and surrender and withdrawal protection on contractholder funds are outlined in Note 7.

RESERVES FOR LIFE-CONTINGENT CONTRACT BENEFITS

     The reserve for life-contingent contract benefits, which relates to traditional life insurance, group retirement annuities and immediate annuities with life contingencies is computed on the basis of assumptions as to future investment yields, mortality, morbidity, terminations and expenses. These assumptions, which for traditional life insurance are applied using the net level premium method, include provisions for adverse deviation and generally vary by such characteristics as type of coverage, year of issue and policy duration. Detailed reserve assumptions and reserve interest rates are outlined in Note 7. To the extent that unrealized gains on fixed income securities would result in a premium deficiency had those gains actually been realized, the related increase in reserves is recorded net of tax as a reduction of the unrealized net capital gains included in shareholder's equity.

OFF-BALANCE-SHEET FINANCIAL INSTRUMENTS

     Commitments to invest, commitments to extend mortgage loans and credit guarantees have only off-balance-sheet risk because their contractual amounts are not recorded in the Company's consolidated statements of financial position. The contractual amounts and fair values of these instruments are outlined in Note 5.

USE OF ESTIMATES

     The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

PENDING ACCOUNTING STANDARDS

     In June, 1999, the Financial Accounting Standards Board ("FASB") delayed the effective date of Statement of Financial Accounting Standard ("SFAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities." SFAS 133 replaces existing pronouncements and practices with a single, integrated accounting framework for derivatives and hedging activities. The delay in implementation was effected through the issuance of SFAS 137, which extends the SFAS No. 133 requirements to fiscal years beginning after June 15, 2000. In June 2000, the FASB issued SFAS No. 138, which amends the accounting and reporting standards of SFAS 133 for certain derivative instruments and certain hedging activities. As required, the Company has prospectively adopted the provisions of SFAS No. 133 and SFAS No. 138 ("statements") as of January 1, 2001. The cumulative impact of adoption is not material to either the financial position or results of operations of the Company.

     Upon adoption, assets and liabilities pertaining to derivatives (some previously off-balance sheet), embedded derivatives and hedged risks are carried at fair value. In connection with adopting the statements, all hedging relationships were designated anew. The Company's economic hedging strategies did not change as a result of adopting the statements; however, the accounting for most other strategies did change. The fair value of the derivative and the hedged risk in economic hedging strategies which qualify for hedge accounting will be matched together in Net income. For derivatives in economic hedging strategies which do not qualify as accounting hedges, the current settlement portion of the derivative will be classified in Net Income together with the risk being economically hedged while the change in value of the final settlement portion of the derivative will be classified as a component of Realized capital gains and losses.

     Hedge ineffectiveness from open accounting hedges will be reported in Realized capital gains and losses. Additionally, the market value changes of embedded derivatives reported separately will be classified in Realized capital gains and losses, provided the item is not economically hedged. Separation of the convertible feature from fixed maturity securities results in a discounted security and a new basis for accretion of discount.


3.       RELATED PARTY TRANSACTIONS

BUSINESS OPERATIONS

      The Company utilizes services performed and business facilities owned or leased and operated by AIC in conducting its business activities. In addition, the Company shares the services of employees with AIC. The Company reimburses AIC for the operating expenses incurred on behalf of the Company. The Company is charged for the cost of these operating expenses based on the level of services provided. Operating expenses, including compensation, retirement and other benefit programs allocated to the Company were $195 million, $199 million, and $164 million in 2000, 1999 and 1998, respectively. A portion of these expenses relate to the acquisition of business which are deferred and amortized into income.

STRUCTURED SETTLEMENT ANNUITIES

      The Company issued $94 million, $61 million and $64 million of structured settlement annuities, a type of immediate annuity, in 2000, 1999 and 1998, respectively, at prices determined based upon interest rates in effect at the time of purchase, to fund structured settlements in matters involving AIC. Of these amounts, $27 million, $17 million and $23 million relate to structured settlement annuities with life contingencies and are included in premium income for 2000, 1999, and 1998, respectively. In most cases, these annuities were issued under a "qualified assignment," which means the Company assumed AIC's obligation to make the future payments.

      AIC has issued surety bonds, in return for premiums of $817 thousand, $476 thousand, $469 thousand in 2000, 1999 and 1998, respectively, to guarantee the payment of structured settlement benefits assumed and funded by certain annuity contracts issued by the Company (from both AIC and non-related parties). The Company has entered into a General Indemnity Agreement pursuant to which it has indemnified AIC for any liabilities associated with the surety bonds and gives AIC certain collateral security rights with respect to the annuities and certain other rights in the event of any defaults covered by the surety bonds.

     Reserves recorded by the Company for annuities related to the surety bonds were $4.88 billion and $4.50 billion at December 31, 2000 and 1999, respectively.

BROKER/DEALER AGREEMENT

     Beginning May 1, 2000, ALIC receives underwriting and distribution services from Allstate Distributors, L.L.C. ("ADLLC"), a broker/dealer company owned equally by ALIC and Putnam Investments, Inc. ("Putnam") for variable annuity contracts sold pursuant to a joint venture agreement between ALIC and Putnam. ALIC incurred $100 million of commission expenses and other distribution expenses payable to ADLLC during 2000. Other distribution expenses include administrative, legal, financial management and sales support which ALIC provides to ADLLC, for which ALIC earned administration fees of $2 million for the year ended December 31, 2000. Other distribution expenses also include marketing expenses for subsidized interest rates associated with ALIC's dollar cost averaging program, for which ADLLC reimbursed ALIC $6 million for the year ended December 31, 2000.

REINSURANCE TRANSACTIONS

     Effective June 30, 2000, the Company has a coinsurance contract with Columbia Universal Life Insurance Company ("Columbia"), an affiliate of the Company, to assume 100% of fixed annuity business in force. In addition, effective January 1, 2000, the Company has a modified coinsurance contract with Columbia to assume 100% of traditional life and accident and health business in force on the effective date of July 1, 2000. Both agreements are continuous but may be terminated by: either party with 30 days notice, material breach by either party, or by Columbia in the event of the Company's non-payment of reinsurance amounts due. Both agreements may be terminated with respect to new business by either party given 90 days notice. Columbia has announced its intention to cease issuing new contracts effective May 31, 2001. During 2000, the Company assumed $10 million in premiums and contract charges from Columbia.

     The Company has a modified coinsurance contract with Allstate Reinsurance, Ltd. ("Allstate Re"), an affiliate of the Company, to cede 50% of certain fixed annuity business issued under a distribution agreement with PNC Bank NA. Under the terms of the contract, a trust has been established to provide protection to the Company for ceded liabilities. This agreement is continuous but may be terminated by either party with 60 days notice. During 2000, the Company ceded $228 thousand in Contract Charges to Allstate Re.

     The Company has a contract to reinsure 100% of all credit insurance written by AIC. This agreement is continuous but may be terminated by either party with 60 days notice. During 2000, the Company assumed $29 million in premiums from AIC.

     The Company enters into certain intercompany reinsurance transactions with its wholly owned subsidiaries. The Company enters into these transactions in order to maintain underwriting control and spread risk among various legal entities. These reinsurance agreements have been approved by the appropriate regulatory authorities. All significant intercompany transactions have been eliminated in consolidation.

     At December 31, 2000, $1.94 billion of the Company's investments are held in a trust for the benefit of Northbrook Life Insurance Company, a wholly owned subsidiary, to permit it to meet policyholder obligations under its reinsurance agreement with the Company.

DEBT

     The Company has entered into an intercompany loan agreement with the Corporation. The amount of funds available to the Company at a given point in time is dependent upon the debt position of the Corporation. There was no outstanding balance at December 31, 2000 and 1999, respectively.

     The Company has access to two credit facilities maintained by the Corporation as a potential source of funds to manage short-term liquidity. These include a $1.50 billion, five-year revolving line of credit, expiring in 2001 and a $50 million, one-year revolving line of credit expiring in 2001. The ability of the Company to borrow from the five-year line of credit is predicated upon AIC maintaining a specified statutory surplus level and the Corporation's debt to equity ratio (as defined in the agreement) must not exceed a designated level. The Company has not drawn upon either credit facility during 2000 or 1999. In the event the Company draws upon the five-year credit facility, the Corporation guarantees the repayment of principal and interest.

CORPORATION RESTRUCTURING

     In 1999, the Corporation, including the Company, began the implementation of a program to reduce the Corporation's annual expenses by approximately $600 million. The portion of the expense reduction program which relates to the Company is due to the reorganization of the Allstate exclusive agents to a single agency independent contractor program and reduced employee related expenses and professional services as a result of reductions in force and attrition. The Company's allocable share of expenses incurred to implement this program were immaterial to its results of operations.

4.   INVESTMENTS

FAIR VALUES

     The amortized cost, gross unrealized gains and losses, and fair value for fixed income securities are as follows:

                                                                    GROSS UNREALIZED
                                               AMORTIZED            ----------------             FAIR
($ IN MILLIONS)                                  COST             GAINS         LOSSES           VALUE
                                              ----------       ----------     ----------       ----------


AT DECEMBER 31, 2000
U.S. government and agencies                  $   2,198        $     574      $      (1)       $   2,771
Municipal                                           910               28             (6)             932
Corporate                                        18,356              751           (446)          18,661
Foreign government                                  256               87              -              343
Mortgage-backed securities                        6,859              206             (8)           7,057
Asset-backed securities                           2,422               62            (21)           2,463
Redeemable preferred stock                           51                3              -               54
                                              ----------       ----------     ----------       ----------
    Total fixed income securities             $  31,052        $   1,711      $    (482)       $  32,281
                                              ==========       ==========     ==========       ==========


AT DECEMBER 31, 1999
U.S. government and agencies                  $   1,957        $     225      $      (9)       $   2,173
Municipal                                           736               10            (15)             731
Corporate                                        15,947              430           (432)          15,945
Foreign government                                  252               15             (2)             265
Mortgage-backed securities                        5,612               86           (110)           5,588
Asset-backed securities                           2,389                6            (24)           2,371
Redeemable preferred stock                           65                -             (2)              63
                                              ----------       ----------     ----------       ----------
    Total fixed income securities             $  26,958        $     772      $    (594)       $  27,136
                                              ==========       ==========     ==========       ==========

SCHEDULED MATURITIES

     The scheduled maturities for fixed income securities are as follows at December 31, 2000:


                                                                      AMORTIZED            FAIR
($ IN MILLIONS)                                                         COST              VALUE
                                                                   ---------------     ---------------

Due in one year or less                                            $          908      $          931
Due after one year through five years                                       7,021               7,118
Due after five years through ten years                                      6,810               6,826
Due after ten years                                                         7,032               7,886
                                                                   ---------------     ---------------
                                                                           21,771              22,761
Mortgage- and asset-backed securities                                       9,281               9,520
                                                                   ---------------     ---------------
    Total                                                          $       31,052      $       32,281
                                                                   ===============     ===============

     Actual maturities may differ from those scheduled as a result of prepayments by the issuers.


NET INVESTMENT INCOME
YEAR ENDED DECEMBER 31,
($ IN MILLIONS)                                                               2000             1999             1998
                                                                          -----------      -----------      -----------

Fixed income securities                                                   $    2,245       $    1,924      $     1,838
Mortgage loans                                                                   317              277              252
Equity securities                                                                 19               16               31
Other                                                                             72               66               37
                                                                          -----------      -----------      -----------
    Investment income, before expense                                          2,653            2,283            2,158
    Investment expense                                                            64               44               45
                                                                          -----------      -----------      -----------
    Net investment income                                                 $    2,589       $    2,239       $    2,113
                                                                          ===========      ===========      ===========


REALIZED CAPITAL GAINS AND LOSSES, AFTER TAX
YEAR ENDED DECEMBER 31,
($ IN MILLIONS)                                                               2000             1999             1998
                                                                          -----------      -----------      -----------

Fixed income securities                                                   $     (132)      $       13       $       89
Equity securities                                                                102               89               53
Other investments                                                                  4               90              180
                                                                          -----------      -----------      -----------
    Realized capital gains and losses                                            (26)             192              322
    Income taxes                                                                  (9)              68              118
                                                                          -----------      -----------      -----------
    Realized capital gains and losses, after-tax                          $      (17)      $      124       $      204
                                                                          ===========      ===========      ===========

     Excluding calls and prepayments, gross gains of $151 million, $119 million and $66 million and gross losses of $228 million, $106 million and $31 million were realized on sales of fixed income securities during 2000, 1999 and 1998, respectively.

UNREALIZED NET CAPITAL GAINS

     Unrealized net capital gains on fixed income and equity securities included in shareholder's equity at December 31, 2000, are as follows:


                                                                                   GROSS UNREALIZED
                                                 COST/                      ------------------------------    UNREALIZED
($ IN MILLIONS)                             AMORTIZED COST    FAIR VALUE         GAINS          LOSSES     NET GAINS
                                            --------------  --------------  --------------  --------------   --------------
Fixed income securities                     $      31,052   $      32,281   $       1,711   $        (482)   $       1,229
Equity securities                                     425             473              84             (36)              48
                                            --------------  --------------  --------------  --------------   --------------
    Total                                   $      31,477   $      32,754   $       1,795   $        (518)           1,277
                                            ==============  ==============  ==============  ==============   ==============
Deferred income taxes, deferred
   policy acquisition costs and other                                                                                 (717)
                                                                                                             --------------
Unrealized net capital gains                                                                                 $         560
                                                                                                             ==============

At December 31, 1999, equity securities had gross unrealized gains of $226 million and gross unrealized losses of $17 million.


CHANGE IN UNREALIZED NET CAPITAL GAINS AND LOSSES
YEAR ENDED DECEMBER 31,
($ IN MILLIONS)                                                               2000             1999             1998
                                                                          -----------      -----------      -----------

 Fixed income securities                                                  $    1,051       $   (2,045)      $      317
 Equity securities                                                              (161)             (82)             (38)
                                                                          -----------      -----------      -----------
    Total                                                                        890           (2,127)             279
 Deferred income taxes, deferred policy acquisition
   costs and other                                                              (539)           1,481             (210)
                                                                          -----------      -----------      -----------
 Increase (decrease) in unrealized net capital gains                      $      351       $     (646)      $       69
                                                                          ===========      ===========      ===========

INVESTMENT LOSS PROVISIONS AND VALUATION ALLOWANCES

     Pretax provisions for investment losses, principally relating to other than temporary declines in value of fixed income securities and equity securities, and valuation allowances on mortgage loans were $62 million, $14 million and $15 million in 2000, 1999 and 1998, respectively.

    At December 31, 2000, the Company held $181 million in investments issued by various California utilities, of which approximately $68 million was unsecured. At December 31, 2000, none of these investments were in default with respect to principal or interest payments.

MORTGAGE LOAN IMPAIRMENT

     A mortgage loan is impaired when it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement.

     The components of impaired loans at December 31 are as follows:


($ IN MILLIONS)                                             2000         1999
                                                           ------       ------
Impaired loans
    With valuation allowances                              $  16        $  16
    Less: valuation allowances                                (2)          (4)
    Without valuation allowances                              13           11
                                                           ------       ------
      Net carrying value of impaired loans                 $  27        $  23
                                                           ======       ======

     The net carrying value of impaired loans at December 31, 2000 and 1999 was comprised of $20 million and $16 million, respectively, measured at the fair value of the collateral, and $7 million and $7 million, respectively, measured at the present value of the loan's expected future cash flows discounted at the loan's effective interest rate. Impaired loans without valuation allowances include collateral dependent loans where the fair value of the collateral is greater than the recorded investment in the loans.

     Interest income is recognized on a cash basis for impaired loans carried at the fair value of the collateral, beginning at the time of impairment. For other impaired loans, interest is accrued based on the net carrying value.
The Company recognized interest income of $1 million, $2 million and $5 million on impaired loans during 2000, 1999 and 1998, respectively, of which $1 million, $2 million and $5 million was received in cash during 2000, 1999 and 1998, respectively. The average balance of impaired loans was $33 million, $37 million and $49 million during 2000, 1999 and 1998, respectively.

     Valuation allowances for mortgage loans at December 31, 2000, 1999 and 1998, were $5 million, $8 million and $10 million, respectively. There were no direct writedowns of mortgage loan gross carrying amounts for the years ended December 31, 2000 and 1999. For the year ended December 31, 1998, the Company released $1 million of mortgage loan valuation allowances for dispositions of impaired mortgage loans. For the years ended December 31, 2000, 1999 and 1998, net reductions to mortgage loan valuation allowances were $3 million, $2 million, $14 million, respectively.

INVESTMENT CONCENTRATION FOR COMMERCIAL MORTGAGE PORTFOLIOS AND OTHER INVESTMENT INFORMATION

     The Company's mortgage loans are collateralized by a variety of commercial real estate property types located throughout the United States. Substantially all of the commercial mortgage loans are non-recourse to the borrower. The states with the largest portion of the commercial mortgage loan portfolio are listed below. Except for the following, holdings in no other state exceeded 5% of the portfolio at December 31, 2000:

           (% OF COMMERCIAL MORTGAGE PORTFOLIO CARRYING VALUE)
                                            2000          1999
                                           ------        ------
California                                   20.2%         20.6%
Illinois                                      7.9           7.9
Florida                                       7.5           7.9
New York                                      6.8           7.4
Pennsylvania                                  5.5           5.1
Texas                                         5.3           5.8
New Jersey                                    5.0           5.7

     The types of properties collateralizing the commercial mortgage loans at December 31, are as follows:


(% OF COMMERCIAL MORTGAGE PORTFOLIO CARRYING VALUE)
                                                 2000           1999
                                                 ----           ----
Office buildings                                 36.1%          31.3%
Retail                                           23.1           27.0
Apartment complex                                17.5           17.2
Warehouse                                        16.2           16.8
Industrial                                        1.8            2.2
Other                                             5.3            5.5
                                                -----          -----
                                                100.0%         100.0%
                                                =====          =====


      The contractual maturities of the commercial mortgage loan portfolio as of December 31, 2000, for loans that were not in foreclosure are as follows:


                                        NUMBER    CARRYING
($ IN MILLIONS)                        OF LOANS     VALUE     PERCENT
                                       --------   --------    -------
2001                                        48    $   169        3.9%
2002                                        66        299        6.9
2003                                        81        332        7.6
2004                                        51        269        6.2
2005                                        97        514       11.8
Thereafter                                 552      2,768       63.6
                                       --------   --------    -------
     Total                                 895    $ 4,351      100.0%
                                       ========   ========    =======

      In 2000, $228 million of commercial mortgage loans were contractually due. Of these, 52.7% were paid as due, 39.4% were refinanced at prevailing market terms, 4.3% were foreclosed or are in the process of foreclosure, and 3.6% were in the process of refinancing or restructuring discussions.

      At December 31, 2000, the carrying value of investments, excluding equity securities, that were non-income producing during 2000 was $1 million.

      At December 31, 2000, fixed income securities with a carrying value of $67 million were on deposit with regulatory authorities as required by law.

5.   FINANCIAL INSTRUMENTS

     In the normal course of business, the Company invests in various financial assets, incurs various financial liabilities and enters into agreements involving derivative financial instruments and other off-balance-sheet financial instruments. The fair value estimates of financial instruments presented below are not necessarily indicative of the amounts the Company might pay or receive in actual market transactions. Potential taxes and other transaction costs have not been considered in estimating fair value. The disclosures that follow do not reflect the fair value of the Company as a whole since a number of the Company's significant assets (including deferred policy acquisition costs and reinsurance recoverables) and liabilities (including traditional life and interest-sensitive life reserves and deferred income taxes) are not considered financial instruments and are not carried at fair value. Other assets and liabilities considered financial instruments such as accrued investment income and cash are generally of a short-term nature. Their carrying values are deemed to approximate fair value.

FINANCIAL ASSETS

     The carrying value and fair value of financial assets at December 31, are as follows:

                                                                    2000                  1999
                                                          --------------------     ---------------------
                                                          CARRYING       FAIR       CARRYING        FAIR
                                                            VALUE        VALUE        VALUE        VALUE
                                                            -----        -----        -----        -----
($ IN MILLIONS)
Fixed income securities                                    $32,281       $32,281     $27,136       $27,136
Mortgage loans                                               4,351         4,447       3,788         3,692
Equity securities                                              473           473         614           614
Short-term investments                                         836           836         710           710
Policy loans                                                   644           644         606           606
Separate Accounts                                           15,298        15,298      13,857        13,857


CARRYING VALUE AND FAIR VALUE INCLUDE THE EFFECTS OF DERIVATIVE FINANCIAL INSTRUMENTS WHERE APPLICABLE.

     Fair values for fixed income securities are based on quoted market prices where available. Non-quoted securities are valued based on discounted cash flows using current interest rates for similar securities. Equity securities are valued based principally on quoted market prices. Mortgage loans are valued based on discounted contractual cash flows. Discount rates are selected using current rates at which similar loans would be made to borrowers with similar characteristics, using similar properties as collateral. Loans that exceed 100% loan-to-value are valued at the estimated fair value of the underlying collateral. Short-term investments are highly liquid investments with maturities of less than one year whose carrying value are deemed to approximate fair value.

     The carrying value of policy loans are deemed to approximate fair value. The Separate Accounts assets are carried in the consolidated statements of financial position at fair value based on quoted market prices.

FINANCIAL LIABILITIES

    The carrying value and fair value of financial liabilities at December 31, are as follows:

                                                                    2000                  1999
                                                          --------------------     ---------------------
                                                          CARRYING      FAIR       CARRYING        FAIR
                                                            VALUE       VALUE        VALUE        VALUE
                                                          --------    --------     --------     --------
($ IN MILLIONS)
Contractholder funds on investment contracts              $ 22,299    $ 21,236     $ 18,587     $ 17,918
Separate Accounts                                           15,298      15,298       13,857       13,857


     The fair value of contractholder funds on investment contracts is based on the terms of the underlying contracts. Investment contracts with no stated maturities (single and flexible premium deferred annuities) are valued at the account balance less surrender charges. The fair value of immediate annuities and annuities without life contingencies with fixed terms is estimated using discounted cash flow calculations based on interest rates currently offered for contracts with similar terms and durations. Separate Accounts liabilities are carried at the fair value of the underlying assets.

DERIVATIVE FINANCIAL INSTRUMENTS

     Derivative financial instruments include swaps, futures, forwards and options, including caps and floors. The Company primarily uses derivative financial instruments to reduce its exposure to market risk (principally interest rate, equity price and foreign currency risk) and in conjunction with asset/liability management. The Company does not hold or issue these instruments for trading purposes.

     The following table summarizes the contract or notional amount, credit exposure, fair value and carrying value of the Company's derivative financial instruments at December 31, as follows:


                                                             2000                                          1999
                                           -------------------------------------------  -----------------------------------------
                                                                           CARRYING                                  CARRYING
                                           CONTRACT/                        VALUE       CONTRACT/                     VALUE
                                           NOTIONAL    CREDIT     FAIR      ASSETS/     NOTIONAL    CREDIT   FAIR     ASSETS/
($ IN MILLIONS)                              AMOUNT   EXPOSURE   VALUE   (LIABILITIES)   AMOUNT    EXPOSURE  VALUE  (LIABILITIES)
                                           ---------  --------   -----   -------------  --------   --------  -----  -------------

INTEREST RATE CONTRACTS
Interest rate swap agreements
   Pay floating rate, receive fixed rate   $    703   $    16    $ 36    $          9   $   409    $     9   $  7   $          3
   Pay fixed rate, receive floating rate      2,471         -     (83)            (73)    1,170         37     37             19
   Pay floating rate, receive floating
    rate                                         77         -      (1)             (1)       71          -      -              -

Financial futures and forward
   contracts                                    581         -       -               2     2,466          -     (1)             4
Interest rate cap and floor agreements        1,768         2       2               2     1,861          4      4              2
                                           ---------  --------   -----   -------------  --------   --------  -----  -------------
Total interest rate contracts                 5,600        18     (46)            (61)    5,977         50     47             28

EQUITY AND OTHER CONTRACTS
Options, warrants, index swaps and
financial futures                             1,002        17       9               9     1,120        116     99             99


FOREIGN CURRENCY CONTRACTS
Foreign currency swap agreements                780         3      32               -       535          -     (1)             -
                                           ---------  --------   -----   -------------  --------   --------  -----  -------------
Total derivative financial instruments     $  7,382   $    38    $ (5)   $        (52)  $  7,632   $   166   $145   $         127
                                           =========  ========   =====   =============  ========   ========  =====  =============

CREDIT EXPOSURE INCLUDES THE EFFECTS OF LEGALLY ENFORCEABLE MASTER NETTING AGREEMENTS.
CREDIT EXPOSURE AND FAIR VALUE INCLUDE ACCRUED INTEREST WHERE APPLICABLE. CARRYING VALUE IS REPRESENTATIVE OF DEFERRED GAINS AND LOSSES, UNAMORTIZED PREMIUM, ACCRUED INTEREST AND/OR UNREALIZED GAINS AND LOSSES DEPENDING ON THE ACCOUNTING FOR THE DERIVATIVE FINANCIAL INSTRUMENT.

     The contract or notional amounts are used to calculate the exchange of contractual payments under the agreements and are not representative of the potential for gain or loss on these agreements.

     Credit exposure represents the Company's potential loss if all of the counterparties failed to perform under the contractual terms of the contracts and all collateral, if any, became worthless. This exposure is measured by the fair value of contracts with a positive fair value at the reporting date reduced by the effect, if any, of master netting agreements.

     The Company manages its exposure to credit risk by utilizing highly rated counterparties, establishing risk control limits, executing legally enforceable master netting agreements and obtaining collateral where appropriate. To date, the Company has not incurred any losses on derivative financial instruments due to counterparty nonperformance.

     Fair value is the estimated amount that the Company would receive (pay) to terminate or assign the contracts at the reporting date, thereby taking into account the current unrealized gains or losses of open contracts. Dealer and exchange quotes are used to value the Company's derivatives.

     INTEREST RATE SWAP AGREEMENTS involve the exchange, at specified intervals, of interest payments calculated by reference to an underlying notional amount. The Company generally enters into swap agreements to change the interest rate characteristics of existing assets to more closely match the interest rate characteristics of the corresponding liabilities. Where required, counterparties post collateral to minimize credit risk.

     The Company did not record any material deferred gains or losses on swaps nor realize any material gains or losses on swap terminations in 2000, 1999 or 1998.

      The Company paid a weighted average floating interest rate of 6.7% and 5.3% and received a weighted average fixed interest rate of 5.2% and 7.1% in 2000 and 1999, respectively. The Company paid a weighted average fixed interest rate of 5.5% and 5.7% and received a weighted average floating interest rate of 6.0% and 5.0% in 2000 and 1999, respectively.

     FINANCIAL FUTURES AND FORWARD CONTRACTS are commitments to either purchase or sell designated financial instruments at a future date for a specified price or yield. They may be settled in cash or through delivery. As part of its asset/liability management, the Company generally utilizes futures and forward contracts to manage its market risk related to fixed income securities, equity securities, certain annuity contracts and anticipatory investment purchases and sales. Futures and forwards used as hedges of anticipatory transactions pertain to identified transactions which are probable to occur and are generally completed within 90 days. Futures contracts have limited off-balance-sheet credit risk as they are executed on organized exchanges and require security deposits, as well as the daily cash settlement of margins.

     INTEREST RATE CAP AND FLOOR AGREEMENTS give the holder the right to receive at a future date, the amount, if any, by which a specified market interest rate exceeds the fixed cap rate or falls below the fixed floor rate, applied to a notional amount. The Company purchases interest rate cap and floor agreements to reduce its exposure to rising or falling interest rates relative to certain existing assets and liabilities in conjunction with asset/liability management.

     INDEXED OPTION CONTRACTS AND INDEXED FINANCIAL FUTURES provide returns based on a specified equity index applied to the instrument's notional amount. The Company utilizes these instruments to achieve equity appreciation, to reduce the market risk associated with certain annuity contracts and for other risk management purposes. Where required, counterparties post collateral to minimize credit risk.

     DEBT WARRANTS provide the right to purchase a specified new issue of debt at a predetermined price. The Company purchases debt warrants to protect against long-term call risk.

     FOREIGN CURRENCY CONTRACTS involve the future exchange or delivery of foreign currency on terms negotiated at the inception of the contract. The Company enters into these agreements primarily to manage the currency risk associated with investing in securities and issuing obligations which are denominated in foreign currencies. Where required, counterparties post collateral to minimize credit risk.

     Market risk is the risk that the Company will incur losses due to adverse changes in market rates and prices. Market risk exists for all of the derivative financial instruments that the Company currently holds, as these instruments may become less valuable due to adverse changes in market conditions. The Company mitigates this risk through established risk control limits set by senior management. In addition, the change in the value of the Company's derivative financial instruments designated as hedges is generally offset by the change in the value of the related assets and liabilities.

OFF-BALANCE-SHEET FINANCIAL INSTRUMENTS

     A summary of the contractual amounts and fair values of off-balance-sheet financial instruments at December 31, follows:


($ IN MILLIONS)                                                       2000                      1999
                                                          ---------------------     ----------------------
                                                          CONTRACTUAL      FAIR     CONTRACTUAL      FAIR
                                                             AMOUNT       VALUE        AMOUNT        VALUE
                                                             ------       -----        ------        -----
Commitments to invest                                        $  34           -         $  28            -
Commitments to extend mortgage loans                           191           2            95            1
Credit guarantees                                               49          (2)           89            -

     Except for credit guarantees, the contractual amounts represent the amount at risk if the contract is fully drawn upon, the counterparty defaults and the value of any underlying security becomes worthless. Unless noted otherwise, the Company does not require collateral or other security to support off-balance-sheet financial instruments with credit risk.

     Commitments to invest generally represent commitments to acquire financial interests or instruments. The Company enters into these agreements to allow for additional participation in certain limited partnership investments. Because the equity investments in the limited partnerships are not actively traded, it is not practicable to estimate the fair value of these commitments.

     Commitments to extend mortgage loans are agreements to lend to a borrower provided there is no violation of any condition established in the contract. The Company enters these agreements to commit to future loan fundings at predetermined interest rates. Commitments generally have fixed expiration dates or other termination clauses. Commitments to extend mortgage loans, which are secured by the underlying properties, are valued based on estimates of fees charged by other institutions to make similar commitments to similar borrowers.

     Credit guarantees written represent conditional commitments to exchange identified AA rated credit risk for identified A rated credit risk upon bankruptcy or other event of default of the referenced credits. Credit guarantees also include agreements to forfeit principal due on certain securities at maturity, dependent upon whether and to what extent one or more credit events has occurred. The Company receives fees, which are reported in Net investment income over the lives of the commitments, for assuming the referenced credit risk. The Company enters into these transactions in order to achieve higher yields than if the referenced credits were directly owned.

         The Company's maximum amount at risk, assuming bankruptcy or other default of the referenced credits and the value of the referenced credits becomes worthless, is the fair value of the subject securities which totaled $47 million at December 31, 2000. The Company includes the impact of credit guarantees in its analysis of credit risk, and the referenced credits were current with respect to their contractual terms at December 31, 2000.

6.   DEFERRED POLICY ACQUISITION COSTS

     Certain costs of acquiring business which were deferred and amortized for the years ended December 31, are as follows:

($ IN MILLIONS)
YEAR ENDED DECEMBER 31:                             2000           1999           1998
                                                    ----           ----           ----

Balance, beginning of year                         $2,675         $2,181         $1,982
Acquisition costs deferred                            768            630            626
Acquisition of block of business                       29              -              -
Amortization charged to income                       (381)          (324)          (308)
Adjustment from unlocking                             (37)           (43)           (69)
Effect on DPAC from unrealized gains/(losses)        (128)           231            (50)
                                                   ------         ------         ------
Balance, end of year                               $2,926         $2,675         $2,181
                                                   ======         ======         ======

7.   RESERVE FOR LIFE-CONTINGENT CONTRACT BENEFITS AND CONTRACTHOLDER FUNDS

     At December 31, the Reserve for life-contingent contract benefits consists of the following:


($ IN MILLIONS)                                                                 2000             1999
                                                                                ----             ----
Immediate annuities:
     Structured settlement annuities                                          $4,811           $4,254
     Other immediate annuities                                                 1,629            1,513
  Traditional life                                                             1,418            1,267
Other                                                                            142              114
                                                                              ------           ------
     Total Reserve for life-contingent contract benefits                      $8,000           $7,148
                                                                              ======           ======

     The assumptions for mortality generally utilized in calculating reserves include, the U.S. population with projected calendar year improvements and age setbacks for impaired lives for structured settlement annuities; the 1983 group annuity mortality table for other immediate annuities; and actual Company experience plus loading for traditional life. Interest rate assumptions vary from 6.2% to 11.7% for structured settlement annuities; 2.0% to 11.5% for immediate annuities and 4.0% to 11.3% for traditional life. Other estimation methods used include the present value of contractually fixed future benefits for structured settlement annuities, the present value of expected future benefits based on historical experience for other immediate annuities and the net level premium reserve method using the Company's withdrawal experience rates for traditional life.

     To the extent unrealized gains on fixed income securities would result in a premium deficiency had those gains actually been realized, a premium deficiency reserve has been recorded for structured settlement annuity business and certain immediate annuities with life contingencies. A liability of $290 million and $65 million is included in the Reserve for life-contingent contract benefits with respect to this deficiency for the years ended December 31, 2000 and 1999, respectively.

     At December 31, Contractholder funds consists of the following:


($ IN MILLIONS)                                                          2000                1999
                                                                         ----                ----
Interest-sensitive life                                                $ 5,422              $ 5,036
Fixed annuities:
     Immediate annuities                                                 1,954                1,748
     Deferred annuities                                                 14,537               12,695
Guaranteed investment contracts                                          2,588                2,953
Other investment contracts                                               3,175                1,563
                                                                       -------              -------
     Total Contractholder funds                                        $27,676              $23,995
                                                                       =======              =======


     Contractholder funds are equal to deposits received and interest credited to the benefit of the contractholder less withdrawals, mortality charges and administrative expenses. Interest rates credited range from 4.2% to 8.5% for interest-sensitive life contracts; 3.5% to 10.0% for immediate annuities; 0.0% to 14.0% for deferred annuities (which include equity-indexed annuities that are hedged, see Note 2 and Note 5); 4.9% to 9.9% for guaranteed investment contracts and 5.3% to 6.6% for other investment contracts. Withdrawal and surrender charge protection includes i) for interest-sensitive life, either a percentage of account balance or dollar amount grading off generally over 20 years; and, ii) for deferred annuities not subject to a market value adjustment, either a declining or a level percentage charge generally over nine years or less. Approximately 20% of deferred annuities are subject to a market value adjustment.

8.   REINSURANCE

     The Company purchases reinsurance to limit aggregate and single losses on large risks. The Company continues to have primary liability as a direct insurer for risks reinsured. Estimating amounts of reinsurance recoverable is impacted by the uncertainties involved in the establishment of loss reserves. Failure of reinsurers to honor their obligations could result in losses to the Company.

     The Company assumes risk from, and reinsures certain of its risks to other reinsurers under yearly renewable term, coinsurance, and modified coinsurance agreements. Yearly renewable term and coinsurance agreements result in the passing of a portion of the risk to the reinsurer. Generally, the reinsurer receives a proportionate amount of the premiums less commissions and is liable for a corresponding proportionate amount of all benefit payments. Modified coinsurance is similar to coinsurance except that the cash and investments that support the liability for contract benefits are not transferred to the assuming company, and settlements are made on a net basis between the companies.

     The Company cedes 90%, 80% or 60% of the mortality risk on certain term life policies, depending upon the issue year and product, to a pool of ten reinsurers. Beginning in November, 1998, the Company cedes mortality risk on new business in excess of $2 million per life for individual coverage. For business sold prior to October, 1998, the Company ceded mortality risk in excess of $1 million per life for individual life. As of December 31, 2000 $120.70 billion of life insurance in force was ceded to other companies.

     During 1998, the Company entered into an administrative services agreement with respect to a block of variable annuity contracts. Pursuant to the terms of the agreement, the Company is to provide insurance contract administration and financial services. As part of the agreement, the Company assumed via coinsurance 100% of the general account portion of these contracts (85% for business written in New York) with an aggregate account value of $29 million as of December 31, 2000. The Company paid $65 million, which was capitalized as present value of future profits and will be subsequently amortized into income over 20 years, for the right to receive future contract charges and fees on the block of variable annuity contracts, which has an aggregate account value of $1.23 billion and $1.77 billion as of December 31, 2000 and 1999, respectively. During 2000 and 1999, the Company earned contract charges and fees assessed to contractholders' fund balances of $17 and $15 million, respectively.

     The Company has a modified coinsurance contract with Alpine Indemnity Limited ("Alpine") to cede 50% of certain variable annuity business issued on or after May 1, 1999 under a distribution agreement with PNC Bank NA. The agreement is continuous but may be terminated by either party with 120 days notice.

     The Company has entered into reinsurance agreements in conjunction with the disposition of certain blocks of business.

     Amounts recoverable from reinsurers are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Management believes the recoverables are appropriately established. No single reinsurer has a material obligation to the Company nor is the Company's business substantially dependent upon any reinsurance contract.

     The effects of reinsurance on premiums and contract charges for the years ended December 31, are as follows:

($ IN MILLIONS)                                                               2000          1999         1998
                                                                              ----          ----         ----
PREMIUMS AND CONTRACT CHARGES
Direct                                                                      $2,075        $1,748       $1,668
Assumed
   Affiliate                                                                    39            24           23
   Non-affiliate                                                                55            30            6
Ceded - non-affiliate                                                         (302)         (241)        (178)
                                                                            ------        ------       ------
    Premiums and contract charges, net of reinsurance                       $1,867        $1,561       $1,519
                                                                            ======        ======       ======

     The effects of reinsurance on credited interest, policy benefits and other expenses for the years ended December 31, are as follows:

($ IN MILLIONS)                                                               2000          1999         1998
                                                                              ----          ----         ----
CREDITED INTEREST, POLICY BENEFITS AND OTHER EXPENSES
Direct                                                                      $3,991         $3,411        $3,245
Assumed
   Affiliate                                                                    54             23            21
   Non-affiliate                                                                43             15             5
Ceded
   Affiliate                                                                    (6)            (5)           (3)
   Non-affiliate                                                              (363)          (222)         (152)
                                                                            ------         ------        ------
    Credited interest, policy benefits and other expenses,
        net of reinsurance                                                  $3,719         $3,222        $3,116
                                                                            ======         ======        ======


Reinsurance recoverables in the Company's consolidated statements of financial position were $572 million and $434 million, at December 31, 2000 and 1999, respectively. The reinsurance recoverable and reinsurance payable balances pertaining to related party reinsurance agreements were not material at December 31, 2000 and 1999, respectively.

9.   COMMITMENTS AND CONTINGENT LIABILITIES

LEASES

     The Company leases certain office facilities and computer equipment. Total rent expense for all leases was $1 million, $11 million and $15 million in 2000, 1999 and 1998, respectively.

     Minimum rental commitments under noncancelable operating leases with an initial or remaining term of more than one year as of December 31, are as follows:


            ($ IN MILLIONS)

            2001                                                  $  1
            2002                                                     1
            2003                                                     1
            2004                                                     1
            Thereafter                                               1
                                                                  ----
                                                                  $  5


GUARANTY FUNDS

     Under state insurance guaranty fund laws, insurers doing business in a state can be assessed, up to prescribed limits, for certain obligations of insolvent insurance companies to policyholders and claimants. The Company's expenses related to these funds have been immaterial.

REGULATION AND LEGAL PROCEEDINGS

     The Company's business is subject to the effects of a changing social, economic and regulatory environment. Public and regulatory initiatives have varied and have included employee benefit regulation, controls on medical care costs, removal of barriers preventing banks from engaging in the securities and insurance business, tax law changes affecting the taxation of insurance companies, the tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles, and proposed legislation to prohibit the use of gender in determining insurance rates and benefits. The ultimate changes and eventual effects, if any, of these initiatives are uncertain.

     From time to time the Company is involved in pending and threatened litigation in the normal course of business in which claims for monetary damages are asserted. In the opinion of management, the ultimate liability, if any, arising from such pending or threatened litigation is not expected to have a material effect on the results of operations, liquidity or financial position of the Company.

MARKETING AND COMPLIANCE ISSUES

     Companies operating in the insurance and financial services markets have come under the scrutiny of regulators with respect to market conduct and compliance issues. Under certain circumstances, companies have been held responsible for providing incomplete or misleading sales materials and for replacing existing policies with policies that were less advantageous to the policyholder. The Company monitors its sales materials and enforces compliance procedures to mitigate exposure to potential litigation. Certain of the Company's life insurance subsidiaries are members of the Insurance Marketplace Standards Association, an organization which advocates ethical market conduct.

10.  INCOME TAXES

     Eligible domestic subsidiaries of the Company (the "Allstate Life Group") join with the Corporation (the "Allstate Group") in the filing of a consolidated federal income tax return and are party to a federal income tax allocation agreement (the "Allstate Tax Sharing Agreement"). Under the Allstate Tax Sharing Agreement, the Allstate Life Group pays to or receives from the Corporation the amount, if any, by which the Allstate Group's federal income tax liability is affected by virtue of inclusion of the Allstate Life Group in the consolidated federal income tax return. Effectively, this results in the Allstate Life Group's annual income tax provision being computed, with adjustments, as if the Allstate Life Group filed a separate return. Certain domestic subsidiaries are not eligible to join in the consolidated federal income tax return and file a separate tax return. Foreign subsidiaries of the Company file a tax return in their respective country.

     Prior to June 30, 1995, the Corporation was a subsidiary of Sears Roebuck & Co. ("Sears") and, with its eligible domestic subsidiaries, was included in the Sears consolidated federal income tax return and federal income tax allocation agreement. Effective June 30, 1995, the Corporation and Sears entered into a new tax sharing agreement, which governs their respective rights and obligations with respect to federal income taxes for all periods during which the Corporation was a subsidiary of Sears, including the treatment of audits of tax returns for such periods.

     The Internal Revenue Service ("IRS") has completed its review of the Corporation's federal income tax returns through the 1993 tax year. Any adjustments that may result from IRS examinations of tax returns are not expected to have a material impact on the financial position, liquidity or results of operations of the Company.

     The components of the deferred income tax assets and liabilities at December 31, are as follows:


($ IN MILLIONS)                                                         2000              1999
                                                                     -------            -------
DEFERRED ASSETS
Life and annuity reserves                                              $ 603            $   606
Other assets                                                              66                 48
                                                                     -------            -------
    Total deferred assets                                                669                654

DEFERRED LIABILITIES
Deferred policy acquisition costs                                       (819)              (715)
Unrealized net capital gains                                            (301)              (112)
Other liabilities                                                        (54)               (14)
                                                                     -------            -------
    Total deferred liabilities                                        (1,174)              (841)
                                                                     -------            -------
      Net deferred liability                                         $  (505)           $  (187)
                                                                     =======            =======


     Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized based on the assumption that certain levels of income will be achieved. The Company has established valuation allowances for deferred tax assets of an international operation, due to a lack of evidence that such assets would be realized. The total amount of the valuation allowance reducing deferred tax assets was $2 million and $1 million at December 31, 2000 and 1999, respectively.

     The components of income tax expense for the year ended December 31, are as follows:


($ IN MILLIONS)                                             2000         1999         1998
                                                            ----         ----         ----
Current                                                      $116         $195         $265

                                       28

Deferred                                                      125           71           32
                                                             ----         ----         ----
     Total income tax expense                                $241         $266         $297
                                                             ====         ====         ====


     The Company paid income taxes of $168 million, $197 million, and $255 million in 2000, 1999 and 1998, respectively. The Company had a current income tax asset of $16 million at December 31, 2000 and a current income tax liability of $41 million at December 31, 1999.

     A reconciliation of the statutory federal income tax rate to the effective income tax rate on income from operations for the year ended December 31, is as follows:


                                                             2000         1999         1998
                                                             ----         ----         ----
Statutory federal income tax rate                            35.0%        35.0%        35.0%
Dividends received deduction                                 (1.9)        (1.3)        (1.0)
Other                                                         0.8          0.8          1.5
                                                           ------       ------        -----
Effective income tax rate                                    33.9%        34.5%        35.5%
                                                           ======       ======        =====

     Prior to January l, 1984, the Company was entitled to exclude certain amounts from taxable income and accumulate such amounts in a "policyholder surplus" account. The balance in this account at December 31, 2000, approximately $94 million, will result in federal income taxes payable of $33 million if distributed by the Company. No provision for taxes has been made as the Company has no plan to distribute amounts from this account. No further additions to the account have been permitted since 1983.

11.  PREFERRED STOCK

     The Company has issued two series of non-voting, redeemable preferred stock. Series A preferred stock was issued to a subsidiary of AIC, while Series B preferred stock was issued directly to AIC. Both series of preferred stock are redeemable at the option of the Company at any time five years after the issuance date at a price of $100 per share plus cumulative accrued and unpaid dividends. If the Company is liquidated or dissolved, holders of the preferred stock will be entitled to payments of $100 per share plus cumulative accrued and unpaid dividends.

     For Series A preferred stock, the Company's Board of Directors declare and pay a cash dividend from time to time, but not more frequently than quarterly. The dividend is based on the three month LIBOR rate. Dividends of $5 million, $4 million and $3 million were paid during 2000, 1999, and 1998, respectively. There were no accrued and unpaid dividends for Series A preferred stock at December 31, 2000.

     For Series B preferred stock, cash dividends of 6.9% per annum are payable annually in arrears on the last business day of each year to the shareholder of record on the immediately preceding business day. Dividends of $8 million, $8 million and $8 million were paid in 2000, 1999 and 1998, respectively. There were no accrued and unpaid dividends for Series B preferred stock at December 31, 2000.

12.  STATUTORY FINANCIAL INFORMATION

     The following table reconciles consolidated net income for the year ended December 31, and shareholder's equity at December 31, as reported herein in conformity with GAAP with combined statutory net income and capital and surplus of ALIC and its domestic subsidiaries, determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities:

                                                                        NET INCOME              SHAREHOLDER'S EQUITY
                                                                ----------------------------    ---------------------
($ IN MILLIONS)                                                 2000       1999         1998      2000        1999
                                                                ----       ----         ----      ----        ----
Balance per GAAP                                                $470       $504        $541      $5,125       $4,365
Undistributed net income of certain subsidiaries                   2          2           7           -           13
Unrealized gain/loss on fixed income securities                   -           -           -      (1,280)        (284)
Deferred policy acquisition costs                               (368)      (262)       (254)     (2,926)      (2,675)
Deferred income taxes                                             30        104          35         505          187
Employee benefits                                                 (1)         1          (6)        (34)         (11)
Reserves and non-admitted assets                                 205        (72)         60       3,658        1,441
Separate Accounts                                                 -          -           -       (2,513)        (719)
Other                                                             13         27           3          46          253
                                                                ----       ----        ----      ------       ------
Balance per statutory accounting practices                      $351       $304        $386      $2,581       $2,570
                                                                ====       ====        ====      ======       ======

PERMITTED STATUTORY ACCOUNTING PRACTICES

     ALIC and each of its domestic subsidiaries prepare their statutory financial statements in accordance with accounting practices prescribed or permitted by the insurance department of the applicable state of domicile. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners ("NAIC"), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. Certain domestic subsidiaries of the Company follow permitted statutory accounting practices which differ from those prescribed by regulatory authorities. The use of such permitted statutory accounting practices does not have a significant impact on statutory surplus or statutory net income.

      The NAIC has approved a January 1, 2001 implementation date for newly developed statutory accounting principles ("codification"). However, each company must adhere to the implementation date adopted by their state of domicile. Certain states have not adopted certain provisions of codification, and in some instances are approving permitted practices including interpretations. Several states continue to review codification requirements to align existing state laws and regulations as necessary. The implementation of codification is currently estimated to increase the surplus of the Company by $44 million. The increase to surplus is primarily due to the recognition of deferred tax assets, the reclassification of private placement prepayment penalties and mortgage loan make-whole fees from the interest maintenance reserve to investment income, and the favorable treatment investment write-downs receive within the asset valuation reserve, partially offset by the more stringent investment write-down rules. The NAIC has established a formal maintenance process to develop and propose new guidance, as well as ongoing clarification and interpretation of issues. The impact of any changes will be recorded as they are approved by the NAIC.

DIVIDENDS

     The ability of ALIC to pay dividends is dependent on business conditions, income, cash requirements of ALIC, receipt of dividends from its subsidiaries and other relevant factors. The payment of shareholder dividends by ALIC to AIC without the prior approval of the state insurance regulator is limited to formula amounts based on net income and capital and surplus, determined in accordance with statutory accounting practices, as well as the timing and amount of dividends paid in the preceding twelve months.

     In the twelve month period beginning January 1, 2000, ALIC paid dividends of $244 million, which includes the dividend of AICC.
This was less than the maximum amount allowed under Illinois insurance law without the approval of the Illinois Department of Insurance ("IL Department") based on 1999 formula amounts. Based on 2000 ALIC statutory net income, the maximum amount of dividends ALIC will be able to pay without prior IL Department approval at a given point in time during 2001 is $308 million, less dividends paid during the preceding twelve months measured at that point in time.

RISK-BASED CAPITAL

    The NAIC has a standard for assessing the solvency of domestic insurance companies, which is referred to as risk-based capital ("RBC"). The standard is based on a formula for determining each insurer's RBC and a model law specifying regulatory actions if an insurer's RBC falls below specified levels. The RBC formula for life insurance companies establishes capital requirements relating to insurance, business, asset and interest rate risks. At December, 31 2001, RBC for each of the Company's domestic insurance subsidiaries was significantly above levels that would require regulatory action.

13.  BENEFIT PLANS

PENSION AND OTHER POSTRETIREMENT PLANS

     Defined benefit pension plans, sponsored by AIC, cover most domestic full-time employees and certain part-time employees. Benefits under the pension plans are based upon the employee's length of service and eligible annual compensation. AIC's funding policy for the pension plans is to make annual contributions in accordance with accepted actuarial cost methods. The cost (benefit) to the Company included in net income was $(1) million, $(1) million, and $9 million for the pension plans in 2000, 1999, 1998, respectively.

    AIC also provides certain health care and life insurance benefits for retired employees. Qualified employees may become eligible for these benefits if they retire in accordance with AIC's established retirement policy and are continuously insured under AIC's group plans or other approved plans for ten or more years prior to retirement. AIC shares the cost of the retiree medical benefits with retirees based on years of service, with AIC's share being subject to a 5% limit on annual medical cost inflation after retirement. AIC's postretirement benefit plans currently are not funded. AIC has the right to modify or terminate these plans. The cost to the Company included in net income was $3 million, $1 million and $3 million for postretirement benefits other than pension plans in 2000, 1999, and 1998 respectively.

PROFIT SHARING PLANS

     Employees of the Corporation and its domestic subsidiaries, including the Company are also eligible to become members of The Savings and Profit Sharing Fund of Allstate Employees ("Allstate Plan"). The Corporation's contributions are based on the Corporation's matching obligation and performance.

     The Company's allocation of profit sharing expense from the Corporation was $4 million, $4 million and $12 million in 2000, 1999 and 1998, respectively.

14.  OTHER COMPREHENSIVE INCOME

     The components of other comprehensive income on a pretax and after-tax basis for the year ended December 31, are as follows:


($ IN MILLIONS)                                  2000                        1999                         1998
                                      -------------------------    -------------------------    -------------------------
                                                        AFTER-                        AFTER-                      AFTER-
                                       PRETAX    TAX      TAX       PRETAX    TAX      TAX       PRETAX    TAX     TAX
                                       ------    ---      ---       ------    ---      ---       ------    ---     ---
UNREALIZED CAPITAL GAINS AND LOSSES:
  Unrealized holding gains (losses)
   arising during the period             550     (192)     358       $(814)   $ 285   $(529)      $ 333    $(116)   $ 217
   Less: reclassification
   adjustments                            10       (3)       7         180      (63)    117         227      (79)     148
                                        ----    -----     ----       -----    -----   -----       -----    -----    -----
Unrealized net capital gains
  (losses)                               540     (189)     351        (994)     348    (646)        106      (37)      69
UNREALIZED FOREIGN CURRENCY
TRANSLATION ADJUSTMENTS:
   Unrealized foreign currency
     translation adjustments arising
     during the period                    (3)       1      (2)          2        (1)      1          (2)       1       (1)
                                        ----    -----     ----       -----    -----   -----       -----    -----    -----
Other comprehensive income              $537    $(188)    $349       $(992)   $ 347   $(645)      $ 104    $ (36)   $ 68
                                        ====    =====     ====       =====    =====   =====       =====    =====    =====

                ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                       SCHEDULE I - SUMMARY OF INVESTMENTS
                    OTHER THAN INVESTMENTS IN RELATED PARTIES
                                DECEMBER 31, 2000

($ IN MILLIONS)
                                                                                         FAIR               CARRYING
                                                                          COST           VALUE                VALUE
                                                                          ----          -------               ------
TYPE OF INVESTMENT
Fixed Income Securities, Available for Sale:
    Bonds:
        United States government, government
             agencies and authorities................................     $2,198         $2,771               $2,771
        States, municipalities and political subdivisions............        910            933                  933
        Foreign governments..........................................        256            343                  343
        Public utilities.............................................      2,710          2,872                2,872
        Convertibles and bonds with warrants attached................        475            491                  491
        All other corporate bonds....................................     15,171         15,298               15,298
     Mortgage-backed securities......................................      6,859          7,057                7,057
     Asset-backed securities.........................................      2,422          2,463                2,463
     Redeemable preferred stocks.....................................         51             53                   53
                                                                         -------        -------               ------

         Total fixed income securities                                    31,052        $32,281               32,281
                                                                          ------        =======               ------

Equity Securities:
     Common Stocks:

       Public utilities............................................          10           $  12                   12

       Banks, trusts and insurance companies.......................          30              42                   42
       Industrial, miscellaneous and all other.....................         347             388                  388
     Nonredeemable preferred stocks..................................        38              31                   31
                                                                         -------        -------               ------

         Total equity securities.....................................        425          $ 473                  473
                                                                         -------         ======               ------

Mortgage loans on real estate........................................      4,351                               4,351
Real estate..........................................................         33                                  33
Policy loans.........................................................        644                                 644
Other long-term investments..........................................          2                                   2
Short-term investments...............................................        836                                 836
                                                                         -------                              ------

          Total investments..........................................    $37,343                             $38,620
                                                                         =======                             =======

                                       33

                ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                            SCHEDULE IV - REINSURANCE


($ IN MILLIONS)
                                                                                                                       PERCENT
                                                                        CEDED TO     ASSUMED FROM                     OF AMOUNT
                                                           GROSS          OTHER         OTHER           NET            ASSUMED
                                                          AMOUNT        COMPANIES      COMPANIES       AMOUNT          TO NET
                                                          ------        ---------    ------------      -------        ---------
YEAR ENDED DECEMBER 31, 2000

Life insurance in force...................                $338,648      $ 120,827      $   -           $  217,821         0.0%
                                                          ========      =========      =====           ==========
Premiums and contract charges:
  Life insurance...........................               $  1,933       $    278      $  64             $  1,719         3.7%

  Accident-health insurance.............                       142             24         30                  148        20.3%
                                                          --------      ---------      -----           ----------

Total premiums and contract charges.                      $  2,075      $     302      $  94            $   1,867         5.0%
                                                          ========      =========      =====            =========
YEAR ENDED DECEMBER 31, 1999

Life insurance in force...................                $307,225      $ 102,153      $   1            $ 205,073         0.0%
                                                          ========      =========      =====            =========
Premiums and contract charges:
  Life insurance...........................               $  1,511      $     221      $  18            $   1,308         1.4%

  Accident-health insurance.............                       237             20         36                  253        14.2%
                                                          --------      ---------      -----            ---------

Total premiums and contract charges.                      $ 1,748       $     241      $  54            $   1,561         3.5%
                                                          ========      =========      =====            =========

YEAR ENDED DECEMBER 31, 1998

Life insurance in force...................                $276,029      $  73,769     $   7             $ 202,267         0.0%
                                                          ========      =========     =====             =========
Premiums and contract charges:
  Life insurance...........................               $  1,433      $     176     $   5             $   1,262         0.4%

  Accident-health insurance.............                       235              2        24                   257         9.3%
                                                          --------      ---------     -----             ---------

Total premiums and contract charges.                      $ 1,668       $     178     $  29             $   1,519         1.9%
                                                          ========      =========     =====             =========

                                       34

                ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
            SCHEDULE V - VALUATION ALLOWANCE AND QUALIFYING ACCOUNTS

                                                                       ADDITIONS
                                                        -----------------------------------
($ IN MILLIONS)
                                           BALANCE AT      CHARGED TO                                                  BALANCE
                                           BEGINNING        COSTS AND           OTHER                                  AT END
              DESCRIPTION                  OF PERIOD        EXPENSES          ADDITIONS       DEDUCTIONS (1)          OF PERIOD
              -----------                  ---------        --------          ---------       ---------------         ---------
YEAR ENDED DECEMBER 31, 2000
----------------------------
Allowance for estimated losses on
mortgage loans and real estate.......         $7             $(2)                -                 $ -                  $ 5


Allowance for deferred tax assets              1               1                 -                   -                    2

YEAR ENDED DECEMBER 31, 1999
----------------------------

Allowance for estimated losses on
mortgage loans and real estate.......         $9             $(2)                -                 $ -                  $ 7

Allowance for deferred tax assets              -               1                 -                   -                    1

YEAR ENDED DECEMBER 31, 1998
----------------------------

Allowance for estimated losses on
mortgage loans and real estate.......        $26            $(11)                -                 $ 6                  $ 9


(1) Deductions in allowance for estimated losses on mortgage loans include amounts transferred to real estate. Deductions in allowance for reinsurance recovered represent write-offs, net of recoveries, of amounts determined to be uncollectible

                    ------------------------------------------------------------
                    ALLSTATE LIFE INSURANCE
                    COMPANY SEPARATE
                    ACCOUNT A

                    FINANCIAL STATEMENTS AS OF DECEMBER 31, 2000
                    AND FOR THE PERIODS ENDED DECEMBER 31, 2000
                    AND FROM MAY 3, 1999 TO DECEMBER 31, 1999,
                    AND INDEPENDENT AUDITORS' REPORT

INDEPENDENT AUDITORS' REPORT


To the Board of Directors and Shareholder of Allstate Life Insurance Company:

We have audited the accompanying statement of net assets of Allstate Life Insurance Company Separate Account A (the "Account") as of December 31, 2000 (including the assets of each of the individual sub-accounts which comprise the Account as disclosed in Note 1), the related statements of operations for the periods then ended and the statements of changes in net assets for the periods ended December 31, 2000 and for the period from May 3, 1999 (date of inception) to December 31, 1999 for each of the individual sub-accounts which comprise the Account. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2000 by correspondence with the Account's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Allstate Life Insurance Company Separate Account A as of December 31, 2000 (including the assets of each of the individual sub-accounts which comprise the Account), the results of operations for each of the individual sub-accounts for the periods then ended and the changes in their net assets for the periods ended December 31, 2000 and for the period from May 3, 1999 (date of inception) to December 31, 1999 in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP


Chicago, Illinois
MARCH 16, 2001

ALLSTATE LIFE INSURANCE COMPANY SEPARATE ACCOUNT A

STATEMENT OF NET ASSETS
DECEMBER 31, 2000
-----------------------------------------------------------------------------------------------------------------------------
      ASSETS
      Allocation to Sub-Accounts investing in the Putnam Variable Trust:
          American Government Income,  568,575 shares (cost  $6,157,351)                                 $          6,180,409
          Asia Pacific Growth,   658,283 shares (cost  $8,409,994)                                                  6,102,278
          Capital Appreciation,  93,971 shares (cost  $859,904)                                                       851,378
          Diversified Income,   5,905,775 shares (cost  $55,609,058)                                               53,801,550
          The George Putnam Fund of Boston,   7,219,129 shares (cost  $73,398,991)                                 78,977,094
          Global Asset Allocation,   708,607 shares (cost  $12,527,026)                                            11,812,480
          Global Growth,   4,261,268 shares (cost  $99,608,726)                                                    76,787,999
          Growth and Income,   16,097,172 shares (cost  $405,847,203)                                             414,662,725
          Growth Opportunities,  4,067,471 shares (cost  $40,767,775)                                              31,685,598
          Health Sciences,   6,117,019 shares (cost  $76,821,402)                                                  89,186,000
          High Yield,  2,940,501 shares (cost  $29,641,480)                                                        26,376,243
          Income,   3,704,371 shares (cost  $45,369,650)                                                           46,600,665
          International Growth,    6,882,106 shares (cost  $129,816,279)                                          121,606,793
          International Growth and Income,   2,085,291 shares (cost  $28,523,325)                                  27,629,971
          International New Opportunities,   2,794,352 shares (cost  $52,594,626)                                  38,198,763
          Investors,  19,215,523 shares (cost  $268,299,330)                                                      236,542,868
          Money Market,  36,484,796 shares (cost  $36,484,796)                                                     36,484,796
          New Opportunities,  6,359,925 shares (cost  $252,726,844)                                               189,334,751
          New Value,  1,824,068 shares (cost  $21,766,519)                                                         24,606,675
          OTC & Emerging Growth,   5,402,060 shares (cost  $97,683,947)                                            59,584,690
          Research,   5,446,241 shares (cost  $78,269,979)                                                         77,772,253
          Small Cap Value,  2,176,627 shares (cost  $23,700,280)                                                   27,839,057
          Technology,  1,578,803 shares (cost  $15,824,208)                                                        11,004,251
          Utilities Growth and Income,   2,217,206 shares (cost  $37,392,483)                                      40,131,250
          Vista,  4,836,348 shares (cost  $106,138,861)                                                            94,792,255
          Voyager,   7,357,218 shares (cost  $422,704,342)                                                        357,854,781
          Voyager II,  214,923 shares (cost  $1,718,191)                                                            1,543,147
                                                                                                         --------------------

               Total Assets                                                                                     2,187,950,720

      LIABILITIES
      Payable to Allstate Life Insurance Company:
          Accrued contract maintenance charges                                                                        304,124
                                                                                                         --------------------

               Net Assets                                                                                $      2,187,646,596
                                                                                                        =====================


See notes to financial statements

ALLSTATE LIFE INSURANCE COMPANY SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000
------------------------------------------------------------------------------------------------------------------------------------



                                                                                Putnam Variable Trust Sub-Accounts
                                                          --------------------------------------------------------------------------
                                                           American         Asia                                         The George
                                                          Government      Pacific          Capital        Diversified   Putnam Fund
                                                          Income (a)       Growth      Appreciation (b)     Income       of Boston
                                                          ----------    -----------    ---------------    -----------   -----------


      NET INVESTMENT INCOME (LOSS)
      Dividends                                            $ 167,156     $  210,796     $            -     $1,982,517    $        -
      Charges from Allstate Life Insurance Company:
           Mortality and expense risk                        (16,279)       (82,317)            (1,032)      (461,794)     (680,304)
                                                          ----------    -----------    ---------------    -----------   -----------

               Net investment income (loss)                  150,877        128,479             (1,032)     1,520,723      (680,304)


      REALIZED AND UNREALIZED GAINS
        (LOSSES) ON INVESTMENTS
      Realized gains (losses) from sales of investments:
           Proceeds from sales                               452,317      9,729,741             24,339      1,740,735     1,405,859
           Cost of investments sold                          445,559      9,904,857             24,471      1,803,834     1,421,028
                                                          ----------    -----------    ---------------    -----------   -----------

               Net realized gains (losses)                     6,758       (175,116)              (132)       (63,099)      (15,169)
                                                          ----------    -----------    ---------------    -----------   -----------

      Change in unrealized gains (losses)                     23,058     (3,321,292)            (8,526)    (2,048,566)    6,617,330
                                                          ----------    -----------    ---------------    -----------   -----------

               Net gains (losses) on investments              29,816     (3,496,408)            (8,658)    (2,111,665)    6,602,161
                                                          ----------    -----------    ---------------    -----------   -----------


      CHANGE IN NET ASSETS
      RESULTING FROM OPERATIONS                            $ 180,693    $(3,367,929)    $       (9,690)     $ (590,942)   $5,921,857
                                                          ==========   ============    ===============     ===========   ==========


      (a) For the Period Beginning February 1, 2000 and Ended December 31, 2000

      (b) For the Period Beginning October 2, 2000 and Ended December 31, 2000


See notes to financial statements.

ALLSTATE LIFE INSURANCE COMPANY SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000

------------------------------------------------------------------------------------------------------------------------------------



                                                                               Putnam Variable Trust Sub-Accounts
                                                          --------------------------------------------------------------------------
                                                             Global
                                                              Asset          Global     Growth and        Growth          Health
                                                           Allocation       Growth        Income     Opportunities (a)   Sciences
                                                           ----------   -----------    ------------  -----------------  ------------
      NET INVESTMENT INCOME (LOSS)
      Dividends                                             $  532,246   $  5,413,835   $20,838,032      $         -    $         -
      Charges from Allstate Life Insurance Company:
           Mortality and expense risk                          (99,600)      (667,387)   (3,414,798)        (197,234)      (615,374)
                                                           -----------  -------------  ------------     ------------   ------------

               Net investment income (loss)                    432,646      4,746,448    17,423,234         (197,234)      (615,374)
                                                           -----------  -------------  ------------     ------------   ------------

      REALIZED AND UNREALIZED GAINS
        (LOSSES) ON INVESTMENTS
      Realized gains (losses) from sales of investments:
           Proceeds from sales                                 340,284        808,185     5,181,395          800,430      3,331,275
           Cost of investments sold                            357,344        870,405     5,446,911          864,904      2,932,162
                                                           -----------  -------------  ------------     ------------   ------------

               Net realized gains (losses)                     (17,060)       (62,220)     (265,516)         (64,474)       399,113
                                                           -----------  -------------  ------------     ------------   ------------

      Change in unrealized gains (losses)                     (882,662)   (27,044,839)   11,466,335       (9,082,177)    11,778,457
                                                           -----------  -------------  ------------     ------------   ------------

               Net gains (losses) on investments              (899,722)   (27,107,059)   11,200,819       (9,146,651)    12,177,570
                                                           -----------  -------------  ------------     ------------   ------------


      CHANGE IN NET ASSETS
      RESULTING FROM OPERATIONS                             $ (467,076)  $(22,360,611)  $28,624,053      $(9,343,885)   $11,562,196
                                                           ============ =============  ============     ============   ============



      (a) For the Period Beginning February 1, 2000 and Ended December 31, 2000



See notes to financial statements.

ALLSTATE LIFE INSURANCE COMPANY SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000
------------------------------------------------------------------------------------------------------------------------------------



                                                                              Putnam Variable Trust Sub-Accounts
                                                          --------------------------------------------------------------------------
                                                                                                      International    International
                                                              High                    International    Growth and           New
                                                             Yield        Income         Growth          Income        Opportunities
                                                         -------------   -----------   ------------  -------------     ------------
      NET INVESTMENT INCOME (LOSS)
      Dividends                                             $1,759,761    $1,281,086    $ 4,872,324   $  1,689,793       $1,058,581
      Charges from Allstate Life Insurance Company:
           Mortality and expense risk                         (247,995)     (359,013)      (951,743)      (223,889)        (397,766)
                                                         -------------   -----------   ------------  -------------     ------------

               Net investment income (loss)                  1,511,766       922,073      3,920,581      1,465,904          660,815
                                                         -------------   -----------   ------------  -------------     ------------

      REALIZED AND UNREALIZED GAINS
        (LOSSES) ON INVESTMENTS
      Realized gains (losses) from sales of investments:
           Proceeds from sales                               4,138,444     1,590,480        974,935      1,071,297       12,586,112
           Cost of investments sold                          4,487,098     1,604,324      1,028,753      1,095,064       14,220,064
                                                         -------------   -----------   ------------  -------------     ------------

               Net realized gains (losses)                    (348,654)      (13,844)       (53,818)       (23,767)      (1,633,952)
                                                         -------------   -----------   ------------  -------------     ------------

      Change in unrealized gains (losses)                   (3,463,311)    1,249,460    (13,379,779)    (1,222,931)     (16,810,323)
                                                         -------------   -----------   ------------  -------------     ------------

               Net gains (losses) on investments            (3,811,965)    1,235,616    (13,433,597)    (1,246,698)     (18,444,275)
                                                         -------------   -----------   ------------  -------------     ------------


      CHANGE IN NET ASSETS
      RESULTING FROM OPERATIONS                           $ (2,300,199)   $2,157,689    $(9,513,016)  $    219,206     $(17,783,460)
                                                         =============   ===========   ============  =============     ============


See notes to financial statements.

ALLSTATE LIFE INSURANCE COMPANY SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000
------------------------------------------------------------------------------------------------------------------------------------



                                                                              Putnam Variable Trust Sub-Accounts
                                                          --------------------------------------------------------------------------


                                                                                                                           OTC &
                                                                            Money          New             New            Emerging
                                                           Investors        Market     Opportunities      Value            Growth
                                                         -------------   -----------   -------------  -------------     ------------
      NET INVESTMENT INCOME (LOSS)
      Dividends                                             $        -   $ 1,388,947     $ 7,289,774   $    649,102      $  363,389
      Charges from Allstate Life Insurance Company:
           Mortality and expense risk                       (2,279,519)     (324,846)     (1,894,838)      (178,538)       (688,607)
                                                         -------------   -----------   -------------  -------------     ------------

               Net investment income (loss)                 (2,279,519)    1,064,101       5,394,936        470,564        (325,218)


      REALIZED AND UNREALIZED GAINS
        (LOSSES) ON INVESTMENTS
      Realized gains (losses) from sales of investments:
           Proceeds from sales                               2,035,496    61,231,172       3,204,334      2,711,435       6,564,529
           Cost of investments sold                          1,950,251    61,231,172       3,246,653      2,794,473       7,890,562
                                                         -------------   -----------   -------------  -------------     ------------

               Net realized gains (losses)                      85,245             -         (42,319)       (83,038)     (1,326,033)
                                                         -------------   -----------   -------------  -------------     ------------

      Change in unrealized gains (losses)                  (43,287,008)            -     (75,226,792)     3,060,664     (42,842,125)
                                                         -------------   -----------   -------------  -------------     ------------

               Net gains (losses) on investments           (43,201,763)            -     (75,269,111)     2,977,626     (44,168,158)
                                                         -------------   -----------   -------------  -------------     ------------


      CHANGE IN NET ASSETS
      RESULTING FROM OPERATIONS                           $(45,481,282)  $ 1,064,101    $(69,874,175)  $  3,448,190   $ (44,493,376)
                                                         =============   ===========   =============  =============   =============




See notes to financial statements.

ALLSTATE LIFE INSURANCE COMPANY SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000
------------------------------------------------------------------------------------------------------------------------------------



                                                                                   Putnam Variable Trust Sub-Accounts
                                                           -------------------------------------------------------------------------
                                                                                                         Utilities
                                                                            Small                        Growth and
                                                            Research      Cap Value    Technology (c)      Income         Vista
                                                          ------------   -----------   --------------   -----------  --------------
      NET INVESTMENT INCOME (LOSS)
      Dividends                                             $  246,939    $   53,321    $           -   $ 1,117,904      $  327,384
      Charges from Allstate Life Insurance Company:
           Mortality and expense risk                         (654,576)     (207,366)         (48,051)     (262,589)       (706,860)
                                                          ------------   -----------   --------------   -----------  --------------

               Net investment income (loss)                   (407,637)     (154,045)         (48,051)      855,315        (379,476)


      REALIZED AND UNREALIZED GAINS
        (LOSSES) ON INVESTMENTS
      Realized gains (losses) from sales of investments:
           Proceeds from sales                               1,082,863     1,158,025          140,704       834,490       1,870,501
           Cost of investments sold                          1,033,525     1,080,883          161,046       836,395       1,801,334
                                                          ------------   -----------   --------------   -----------  --------------

               Net realized gains (losses)                      49,338        77,142          (20,342)       (1,905)         69,167
                                                          ------------   -----------   --------------   -----------  --------------

      Change in unrealized gains (losses)                   (2,522,857)    3,988,606       (4,819,958)    2,872,139     (13,484,798)
                                                          ------------   -----------   --------------   -----------  --------------

               Net gains (losses) on investments            (2,473,519)    4,065,748       (4,840,300)    2,870,234     (13,415,631)
                                                          ------------   -----------   --------------   -----------  --------------


      CHANGE IN NET ASSETS
      RESULTING FROM OPERATIONS                            $(2,881,156)   $3,911,703      $(4,888,351)   $3,725,549   $ (13,795,107)
                                                          ============   ===========   ==============   ===========  ==============



      (c) For the Period Beginning July 17, 2000 and Ended December 31, 2000





See notes to financial statements.

ALLSTATE LIFE INSURANCE COMPANY SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000
------------------------------------------------------------------------------------------------------------------------------------



                                                                              Putnam Variable Trust Sub-Accounts
                                                                        -------------------------------------------




                                                                             Voyager              Voyager II (b)
                                                                        -------------------     -------------------
      NET INVESTMENT INCOME (LOSS)
      Dividends                                                          $      23,321,255       $                -
      Charges from Allstate Life Insurance Company:
           Mortality and expense risk                                            (3,373,310)                 (2,492)
                                                                        -------------------     -------------------

               Net investment income (loss)                                     19,947,945                  (2,492)


      REALIZED AND UNREALIZED GAINS
        (LOSSES) ON INVESTMENTS
      Realized gains (losses) from sales of investments:
           Proceeds from sales                                                    1,472,193                  36,609
           Cost of investments sold                                               1,587,898                  36,998
                                                                        -------------------     -------------------

               Net realized gains (losses)                                         (115,705)                   (389)
                                                                        -------------------     -------------------

      Change in unrealized gains (losses)                                       (89,593,301)               (175,044)
                                                                        -------------------     -------------------

               Net gains (losses) on investments                                (89,709,006)               (175,433)
                                                                        -------------------     -------------------


      CHANGE IN NET ASSETS
      RESULTING FROM OPERATIONS                                          $      (69,761,061)             $ (177,925)
                                                                        ===================     ===================




      (b) For the Period Beginning October 2, 2000 and Ended December 31, 2000



See notes to financial statements.

ALLSTATE LIFE INSURANCE COMPANY SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------



                                                                         Putnam Variable Trust Sub-Accounts
                                                      ------------------------------------------------------------------------------

                                                          American
                                                         Government                                                  Capital
                                                           Income                Asia Pacific Growth               Appreciation
                                                      ----------------   -----------------------------------   --------------------

                                                        2000 (a)             2000                  1999                2000 (b)
                                                      ----------------   ----------------   ----------------   -----------------
      FROM OPERATIONS
      Net investment income (loss)                     $       150,877    $       128,479    $        (8,332)   $         (1,032)
      Net realized gains (losses)                                6,758           (175,116)             1,125                (132)
      Change in unrealized gains (losses)                       23,058         (3,321,292)         1,013,576              (8,526)
                                                      ----------------   ----------------   ----------------   -----------------


      Change in net assets resulting from operations           180,693         (3,367,929)         1,006,369              (9,690)
                                                      ----------------   ----------------   ----------------   -----------------

      FROM CAPITAL TRANSACTIONS
      Deposits                                               4,604,075          5,314,157          2,747,456             581,651
      Benefit payments                                               -            (14,001)                 -                   -
      Payments on termination                                  (22,876)          (198,184)           (11,734)               (523)
      Contract maintenance charges                                (882)            (9,212)              (544)               (118)
      Transfers among the sub-accounts
           and with the Fixed Account - net                  1,418,540           (426,389)         1,061,441             279,940
                                                      ----------------   ----------------   ----------------   -----------------

      Change in net assets resulting
           from capital transactions                         5,998,857          4,666,371          3,796,619             860,950
                                                      ----------------   ----------------   ----------------   -----------------

      INCREASE (DECREASE) IN NET ASSETS                      6,179,550          1,298,442          4,802,988             851,260

      NET ASSETS AT BEGINNING OF PERIOD                              -          4,802,988                  -                   -
                                                      ----------------   ----------------   ----------------   -----------------

      NET ASSETS AT END OF PERIOD                      $     6,179,550    $     6,101,430    $     4,802,988    $        851,260
                                                      ================   ================   ================   =================




      (a) For the Period Beginning February 1, 2000 and Ended December 31, 2000

      (b) For the Period Beginning October 2, 2000 and Ended December 31, 2000



See notes to financial statements.

ALLSTATE LIFE INSURANCE COMPANY SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------



                                                                        Putnam Variable Trust Sub-Accounts
                                               -------------------------------------------------------------------------------------


                                                                                 The George Putnam
                                                    Diversified Income             Fund of Boston          Global Asset Allocation
                                               ---------------------------   ---------------------------  --------------------------

                                                   2000          1999            2000          1999           2000         1999
                                               ------------  ------------   ------------- -------------  ------------- ------------
FROM OPERATIONS
Net investment income (loss)                    $ 1,520,723    $  (42,429)    $(680,304)   $  515,455   $   432,646   $   (6,712)
Net realized gains (losses)                         (63,099)          294       (15,169)         (832)      (17,060)          (3)
Change in unrealized gains (losses)              (2,048,566)      241,058     6,617,330    (1,039,227)     (882,662)     168,116
                                               ------------   -----------    ----------   -----------  ------------  -----------


Change in net assets resulting from operations     (590,942)      198,923     5,921,857      (524,604)     (467,076)     161,401
                                               ------------   -----------    ----------   -----------  ------------  -----------

FROM CAPITAL TRANSACTIONS
Deposits                                         17,050,728     5,717,042    16,699,015    12,891,820      4,643,089    1,240,444
Benefit payments                                   (593,934)       (3,417)     (682,061)            -         (4,760)           -
Payments on termination                          (1,600,993)     (161,343)   (2,771,740)     (304,746)      (317,956)     (11,684)
Contract maintenance charges                        (24,527)       (1,700)      (34,624)       (3,288)        (5,134)        (317)
Transfers among the sub-accounts
     and with the Fixed Account - net            24,550,342     9,253,893    30,824,652    16,949,835      5,167,305    1,405,526
                                               ------------   -----------    ----------   -----------  -------------  -----------

Change in net assets resulting
     from capital transactions                   39,381,616    14,804,475    44,035,242    29,533,621      9,482,544    2,633,969
                                               ------------   -----------    ----------   -----------  -------------  -----------

INCREASE (DECREASE) IN NET ASSETS                38,790,674    15,003,398    49,957,099    29,009,017      9,015,468    2,795,370

NET ASSETS AT BEGINNING OF PERIOD                15,003,398             -    29,009,017             -      2,795,370            -
                                               ------------   -----------    ----------   -----------  -------------  -----------

NET ASSETS AT END OF PERIOD                    $ 53,794,072  $ 15,003,398  $ 78,966,116  $ 29,009,017   $ 11,810,838  $ 2,795,370
                                               ============  ============  ============  ============   ============  ===========




See notes to financial statements.

ALLSTATE LIFE INSURANCE COMPANY SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------------------------------------



                                                                            Putnam Variable Trust Sub-Accounts
                                                     ------------------------------------------------------------------------


                                                                                                                   Growth
                                                             Global Growth              Growth and Income       Opportunities
                                                     --------------------------   ---------------------------  --------------

                                                        2000           1999           2000          1999           2000 (a)
                                                     ------------  ------------   ------------- -------------  -------------
      FROM OPERATIONS
      Net investment income (loss)                    $ 4,746,448   $   (39,047)   $ 17,423,234  $   (398,152)    $ (197,234)
      Net realized gains (losses)                         (62,220)        7,605        (265,516)      (47,856)       (64,474)
      Change in unrealized gains (losses)             (27,044,839)    4,224,112      11,466,335    (2,650,813)    (9,082,177)
                                                     ------------  ------------   ------------- -------------  -------------


      Change in net assets resulting from operations  (22,360,611)    4,192,670      28,624,053    (3,096,821)   (9,343,885)
                                                     ------------  ------------   ------------- -------------  -------------

      FROM CAPITAL TRANSACTIONS
      Deposits                                         46,045,181     6,205,016     132,077,729    66,564,874    26,788,299
      Benefit payments                                   (613,225)         (378)     (2,190,169)      (37,062)     (252,625)
      Payments on termination                          (1,640,673)      (63,561)    (11,399,311)   (1,216,975)     (355,118)
      Contract maintenance charges                        (25,992)       (1,926)       (166,237)      (14,223)       (5,839)
      Transfers among the sub-accounts
           and with the Fixed Account - net            38,374,183     6,666,642     142,166,748    63,292,481    14,850,362
                                                     ------------  ------------   ------------- -------------  -------------

      Change in net assets resulting
           from capital transactions                   82,139,474    12,805,793     260,488,760   128,589,095    41,025,079
                                                     ------------  ------------   ------------- -------------  -------------

      INCREASE (DECREASE) IN NET ASSETS                59,778,863    16,998,463     289,112,813   125,492,274    31,681,194

      NET ASSETS AT BEGINNING OF PERIOD                16,998,463             -     125,492,274            -               -
                                                     ------------  ------------   ------------- -------------  -------------

      NET ASSETS AT END OF PERIOD                     $76,777,326   $16,998,463    $414,605,087  $ 125,492,274   $31,681,194
                                                      ===========   ===========   ============= ==============  ============


      (a) For the Period Beginning February 1, 2000 and Ended December 31, 2000




See notes to financial statements.

ALLSTATE LIFE INSURANCE COMPANY SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------------------------------------------



                                                                           Putnam Variable Trust Sub-Accounts
                                                 ----------------------------------------------------------------------------------



                                                      Health Sciences                High Yield                    Income
                                                ---------------------------  ---------------------------  -------------------------

                                                    2000          1999           2000          1999           2000         1999
                                                ------------  ------------  ------------- -------------  -------------  -----------
FROM OPERATIONS
Net investment income (loss)                     $  (615,374)  $   (34,054)  $  1,511,766  $    (25,156)  $    922,073  $   (35,910)
Net realized gains (losses)                          399,113        (2,850)      (348,654)        8,748        (13,844)        (801)
Change in unrealized gains (losses)               11,778,457       586,141     (3,463,311)      198,074      1,249,460      (18,445)
                                                ------------  ------------  ------------- -------------  -------------  -----------


Change in net assets resulting from operations    11,562,196       549,237     (2,300,199)      181,666      2,157,689      (55,156)
                                                ------------  ------------  ------------- -------------  -------------  -----------

FROM CAPITAL TRANSACTIONS
Deposits                                          34,438,787     6,876,229     10,689,687     4,841,415     15,962,899    4,349,939
Benefit payments                                    (210,411)      (15,210)      (125,887)            -       (176,506)           -
Payments on termination                           (2,393,058)      (92,242)    (1,072,177)     (104,534)    (1,604,010)     (95,887)
Contract maintenance charges                         (33,966)       (1,604)       (10,788)       (1,027)       (17,249)      (1,393)
Transfers among the sub-accounts
     and with the Fixed Account - net             31,655,497     6,838,148     10,126,243     4,148,178     17,981,972    8,091,890
                                                ------------  ------------  ------------- -------------  -------------  -----------

Change in net assets resulting
     from capital transactions                    63,456,849    13,605,321     19,607,078     8,884,032     32,147,106   12,344,549
                                                ------------  ------------  ------------- -------------  -------------  -----------

INCREASE (DECREASE) IN NET ASSETS                 75,019,045    14,154,558     17,306,879     9,065,698     34,304,795   12,289,393

NET ASSETS AT BEGINNING OF PERIOD                 14,154,558             -      9,065,698             -     12,289,393            -
                                                ------------  ------------  ------------- -------------  -------------  -----------

NET ASSETS AT END OF PERIOD                      $89,173,603   $14,154,558    $26,372,577   $ 9,065,698   $ 46,594,188  $12,289,393
                                                ============  ============  =============  ============  =============  ===========




See notes to financial statements.

ALLSTATE LIFE INSURANCE COMPANY SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------



                                                                 Putnam Variable Trust Sub-Accounts
                                                       -----------------------------------------------------------



                                                          International Growth     International Growth and Income
                                                       --------------------------  -------------------------------

                                                           2000          1999             2000         1999
                                                       ------------  ------------  ---------------  --------------
FROM OPERATIONS
Net investment income (loss)                            $ 3,920,581   $   (60,294)  $   1,465,904   $      (19,894)
Net realized gains (losses)                                 (53,818)       11,005         (23,767)          20,488
Change in unrealized gains (losses)                     (13,379,779)    5,170,293      (1,222,931)         329,577
                                                       ------------  ------------  --------------   --------------


Change in net assets resulting from operations           (9,513,016)    5,121,004         219,206          330,171
                                                       ------------  ------------  --------------   --------------

FROM CAPITAL TRANSACTIONS
Deposits                                                 56,826,187    11,178,109      10,845,828        3,618,618
Benefit payments                                           (456,663)            -         (80,749)               -
Payments on termination                                  (2,659,421)     (121,259)       (637,028)         (46,787)
Contract maintenance charges                                (46,303)       (3,025)        (11,593)            (812)
Transfers among the sub-accounts
     and with the Fixed Account - net                    50,743,587    10,520,690      10,123,156        3,266,120
                                                       ------------  ------------  --------------   --------------

Change in net assets resulting
     from capital transactions                          104,407,387    21,574,515      20,239,614        6,837,139
                                                       ------------  ------------  --------------   --------------

INCREASE (DECREASE) IN NET ASSETS                        94,894,371    26,695,519      20,458,820        7,167,310

NET ASSETS AT BEGINNING OF PERIOD                        26,695,519             -       7,167,310                -
                                                       ------------  ------------  --------------   --------------

NET ASSETS AT END OF PERIOD                            $121,589,890   $26,695,519    $ 27,626,130   $    7,167,310
                                                       ============  ============   =============   ==============



STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------



                                                                                Putnam Variable Trust Sub-Accounts
                                                                                ----------------------------------



                                                                                 International New Opportunities
                                                                                 ---------------------------------

                                                                                      2000              1999
                                                                                 ---------------    --------------
FROM OPERATIONS
Net investment income (loss)                                                      $      660,815     $     (17,878)
Net realized gains (losses)                                                           (1,633,952)           27,055
Change in unrealized gains (losses)                                                  (16,810,323)        2,414,460
                                                                                 ---------------    --------------


Change in net assets resulting from operations                                       (17,783,460)        2,423,637
                                                                                 ---------------    --------------

FROM CAPITAL TRANSACTIONS
Deposits                                                                              30,904,119         3,838,306
Benefit payments                                                                         (73,834)                -
Payments on termination                                                                 (892,425)          (23,171)
Contract maintenance charges                                                             (13,439)           (1,079)
Transfers among the sub-accounts
     and with the Fixed Account - net                                                 16,530,612         3,284,187
                                                                                 ---------------    --------------

Change in net assets resulting
     from capital transactions                                                        46,455,033         7,098,243
                                                                                 ---------------    --------------

INCREASE (DECREASE) IN NET ASSETS                                                     28,671,573         9,521,880

NET ASSETS AT BEGINNING OF PERIOD                                                      9,521,880                 -
                                                                                 ---------------    --------------

NET ASSETS AT END OF PERIOD                                                       $   38,193,453     $   9,521,880
                                                                                 ===============    ==============





See notes to financial statements.

ALLSTATE LIFE INSURANCE COMPANY SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------------------------------------------



                                                                        Putnam Variable Trust Sub-Accounts
                                               -------------------------------------------------------------------------------------



                                                        Investors                 Money Market              New Opportunities
                                               --------------------------  --------------------------  ---------------------------

                                                    2000          1999          2000        1999            2000          1999
                                               ------------  ------------  ------------  ------------  -------------  -------------
FROM OPERATIONS
Net investment income (loss)                    $(2,279,519)  $  (217,860) $  1,064,101  $    105,996  $   5,394,936  $   (108,364)
Net realized gains (losses)                          85,245        10,597             -             -        (42,319)         1,189
Change in unrealized gains (losses)             (43,287,008)   11,530,546             -             -    (75,226,792)    11,834,699
                                               ------------  ------------  ------------  ------------  -------------  -------------


Change in net assets resulting from operations  (45,481,282)   11,323,283     1,064,101       105,996    (69,874,175)    11,727,524
                                               ------------  ------------  ------------  ------------  -------------  -------------

FROM CAPITAL TRANSACTIONS
Deposits                                        100,542,763    36,262,504    38,991,728    10,542,789    128,621,610     21,115,643
Benefit payments                                 (2,295,310)      (30,501)   (2,798,217)     (670,189)    (2,194,069)       (23,210)
Payments on termination                          (6,626,334)     (582,482)   (3,727,684)     (551,414)    (4,752,789)      (181,269)
Contract maintenance charges                       (108,283)       (9,423)      (25,407)       (1,912)       (69,973)        (5,486)
Transfers among the sub-accounts
     and with the Fixed Account - net           107,337,707    36,177,347   (13,895,457)    7,445,391     89,169,442     15,775,186
                                               ------------  ------------  ------------  ------------  -------------  -------------

Change in net assets resulting
     from capital transactions                  198,850,543    71,817,445    18,544,963    16,764,665    210,774,221     36,680,864
                                               ------------  ------------  ------------  ------------  -------------  -------------

INCREASE (DECREASE) IN NET ASSETS               153,369,261    83,140,728    19,609,064    16,870,661    140,900,046     48,408,388

NET ASSETS AT BEGINNING OF PERIOD                83,140,728             -    16,870,661             -     48,408,388              -
                                               ------------  ------------  ------------  ------------  -------------  -------------

NET ASSETS AT END OF PERIOD                    $236,509,989   $83,140,728  $ 36,479,725  $ 16,870,661   $189,308,434  $  48,408,388
                                               ============  ============  ============  ============  =============  =============




See notes to financial statements.

ALLSTATE LIFE INSURANCE COMPANY SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------



                                                                        Putnam Variable Trust Sub-Accounts
                                                ------------------------------------------------------------------------------



                                                         New Value           OTC & Emerging Growth            Research
                                                --------------------------  ------------------------  ------------------------

                                                     2000         1999          2000         1999        2000          1999
                                                ------------  ------------  -----------  -----------  -----------  -----------
FROM OPERATIONS
Net investment income (loss)                       $ 470,564   $   (23,561)  $ (325,218)  $    5,897   $ (407,637)  $  443,373
Net realized gains (losses)                          (83,038)      (26,019)  (1,326,033)      52,489       49,338           88
Change in unrealized gains (losses)                3,060,664      (220,508) (42,842,125)   4,742,868   (2,522,857)   2,025,131
                                                ------------  ------------  -----------  -----------  -----------  -----------


Change in net assets resulting from operations     3,448,190      (270,088) (44,493,376)   4,801,254   (2,881,156)   2,468,592
                                                ------------  ------------  -----------  -----------  -----------  -----------

FROM CAPITAL TRANSACTIONS
Deposits                                           6,949,814     4,631,791   52,012,941    7,611,399  31,424,090    10,121,156
Benefit payments                                     (24,071)            -     (466,457)           -    (518,163)      (19,019)
Payments on termination                             (437,035)      (71,977)  (1,834,868)     (58,463) (1,808,680)     (144,741)
Contract maintenance charges                          (8,549)         (761)     (29,504)      (1,975)    (34,899)       (2,562)
Transfers among the sub-accounts
     and with the Fixed Account - net              7,957,896     2,428,045   36,955,805    5,079,652   28,978,748   10,178,077
                                                ------------  ------------  -----------  -----------  -----------  -----------

Change in net assets resulting
     from capital transactions                    14,438,055     6,987,098   86,637,917   12,630,613   58,041,096   20,132,911
                                                ------------  ------------  -----------  -----------  -----------  -----------

INCREASE (DECREASE) IN NET ASSETS                 17,886,245     6,717,010   42,144,541   17,431,867   55,159,940   22,601,503

NET ASSETS AT BEGINNING OF PERIOD                  6,717,010             -   17,431,867            -   22,601,503            -
                                                ------------  ------------  -----------  -----------  -----------  -----------

NET ASSETS AT END OF PERIOD                      $24,603,255   $ 6,717,010  $59,576,408  $17,431,867  $77,761,443  $22,601,503
                                                ============  ============  ===========  ===========  ===========  ===========




See notes to financial statements.

ALLSTATE LIFE INSURANCE COMPANY SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------------------------



                                                                            Putnam Variable Trust Sub-Accounts
                                                     -----------------------------------------------------------------------



                                                            Small Cap Value        Technology    Utilities Growth and Income
                                                     --------------------------   ------------- ----------------------------

                                                         2000          1999         2000 (c)         2000          1999
                                                     ------------  ------------   ------------- -------------  -------------
      FROM OPERATIONS
      Net investment income (loss)                    $  (154,045)  $       (32)   $    (48,051) $    855,315   $    (21,930)
      Net realized gains (losses)                          77,142       (13,404)        (20,342)       (1,905)          (734)
      Change in unrealized gains (losses)               3,988,606       150,171      (4,819,958)    2,872,139       (133,372)
                                                     ------------  ------------   ------------- -------------  -------------


      Change in net assets resulting from operations    3,911,703       136,735      (4,888,351)    3,725,549       (156,036)
                                                     ------------  ------------   ------------- -------------  -------------

      FROM CAPITAL TRANSACTIONS
      Deposits                                          8,988,568     3,738,103       9,668,705    16,124,585      3,637,575
      Benefit payments                                    (67,417)            -               -      (101,521)        (1,534)
      Payments on termination                          (1,073,997)      (41,066)        (44,773)   (1,056,766)       (64,952)
      Contract maintenance charges                        (14,423)         (694)         (2,624)      (10,926)          (836)
      Transfers among the sub-accounts
           and with the Fixed Account - net             9,970,430     2,287,245       6,269,764    14,067,419      3,963,115
                                                     ------------  ------------   ------------- -------------  -------------

      Change in net assets resulting
           from capital transactions                   17,803,161     5,983,588      15,891,072    29,022,791      7,533,368
                                                     ------------  ------------   ------------- -------------  -------------

      INCREASE (DECREASE) IN NET ASSETS                21,714,864     6,120,323      11,002,721    32,748,340      7,377,332

      NET ASSETS AT BEGINNING OF PERIOD                 6,120,323             -               -     7,377,332              -
                                                     ------------  ------------   ------------- -------------  -------------

      NET ASSETS AT END OF PERIOD                     $27,835,187   $ 6,120,323    $ 11,002,721  $ 40,125,672   $  7,377,332
                                                     ============  ============   ============= =============  =============




      (c) For the Period Beginning July 17, 2000 and Ended December 31, 2000




See notes to financial statements.

ALLSTATE LIFE INSURANCE COMPANY SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------------------------



                                                                             Putnam Variable Trust Sub-Accounts
                                                     -----------------------------------------------------------------------



                                                               Vista                        Voyager             Voyager II
                                                     --------------------------   ---------------------------  -------------

                                                         2000          1999            2000         1999          2000 (b)
                                                     ------------  ------------   ------------- -------------  -------------
      FROM OPERATIONS
      Net investment income (loss)                     $ (379,476)  $   897,103    $ 19,947,945  $   (273,748)  $     (2,492)
      Net realized gains (losses)                          69,167         6,633        (115,705)       (2,395)          (389)
      Change in unrealized gains (losses)             (13,484,798)    2,138,192     (89,593,301)   24,743,740       (175,044)
                                                     ------------  ------------   ------------- -------------  -------------


      Change in net assets resulting from operations  (13,795,107)    3,041,928     (69,761,061)   24,467,597       (177,925)
                                                     ------------  ------------   ------------- -------------  -------------

      FROM CAPITAL TRANSACTIONS
      Deposits                                         58,606,369     6,530,416     189,730,182    47,654,070      1,281,817
      Benefit payments                                   (337,202)       (3,766)     (1,806,977)      (28,233)             -
      Payments on termination                          (1,829,766)      (72,861)     (9,439,043)     (760,755)        (3,959)
      Contract maintenance charges                        (29,402)       (1,641)       (146,174)      (12,609)          (214)
      Transfers among the sub-accounts
           and with the Fixed Account - net            37,684,676     4,985,435     137,969,686    39,938,356        443,213
                                                     ------------  ------------   ------------- -------------  -------------

      Change in net assets resulting
           from capital transactions                   94,094,675    11,437,583     316,307,674    86,790,829      1,720,857
                                                     ------------  ------------   ------------- -------------  -------------

      INCREASE (DECREASE) IN NET ASSETS                80,299,568    14,479,511     246,546,613   111,258,426      1,542,932

      NET ASSETS AT BEGINNING OF PERIOD                14,479,511             -     111,258,426             -              -
                                                     ------------  ------------   ------------- -------------  -------------

      NET ASSETS AT END OF PERIOD                     $94,779,079   $14,479,511    $357,805,039  $111,258,426     $1,542,932
                                                     ============  ============   ============= =============  =============





      (b) For the Period Beginning October 2, 2000 and Ended December 31, 2000




See notes to financial statements.

ALLSTATE LIFE INSURANCE COMPANY SEPARATE ACCOUNT A


NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


1.   ORGANIZATION

     Allstate Life Insurance Company Separate Account A (the "Account"), a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940, is a Separate Account of Allstate Life Insurance Company ("Allstate"). The assets of the Account are legally segregated from those of Allstate. Allstate is a wholly owned subsidiary of Allstate Insurance Company, which is wholly owned by The Allstate Corporation.

     Allstate issues four variable annuity contracts, the Putnam Allstate Advisor ("Advisor"), Putnam Allstate Advisor Apex ("Advisor Apex"), Putnam Allstate Advisor Plus ("Advisor Plus"), and Putnam Allstate Advisor Preferred ("Advisor Preferred") (collectively the "Contracts"), the deposits of which are invested at the direction of contractholders in sub-accounts that comprise the Account. Absent any contract provisions wherein Allstate contractually guarantees either a minimum return or account value upon death or annuitization, variable annuity contractholders bear the investment risk that the sub-accounts may not meet their stated investment objectives. The sub-accounts invest in the following underlying mutual fund portfolios of the Putnam Variable Trust (collectively the "Funds").

        American Government Income               International New Opportunities
        Asia Pacific Growth                      Investors
        Capital Appreciation                     Money Market
        Diversified Income                       New Opportunities
        The George Putnam Fund of Boston         New Value
        Global Asset Allocation                  OTC & Emerging Growth
        Global Growth                            Research
        Growth & Income                          Small Cap Value
        Growth Opportunities                     Technology
        Health Sciences                          Utilities Growth and Income
        High Yield                               Vista
        Income                                   Voyager
        International Growth                     Voyager II
        International Growth and Income

     Allstate provides insurance and administrative services to the contractholders for a fee. Allstate also maintains a fixed account ("Fixed Account"), to which contractholders may direct their deposits and receive a fixed rate of return. Allstate has sole discretion to invest the assets of the Fixed Account, subject to applicable law.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     VALUATION OF INVESTMENTS - Investments consist of shares of the Funds and are stated at fair value based on quoted market prices.

     INVESTMENT INCOME - Investment income consists of dividends declared by the Funds and is recognized on the ex-dividend date.

     REALIZED GAINS AND LOSSES - Realized gains and losses represent the difference between the proceeds from sales of shares of the Funds by the Account and the cost of such shares, which is determined on a weighted average basis. Transactions are recorded on a trade date basis.

--------------------------------------------------------------------------------


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     FEDERAL INCOME TAXES - The Account intends to qualify as a segregated asset account as defined in the Internal Revenue Code ("Code"). As such, the operations of the Account are included with and taxed as a part of Allstate. Allstate is taxed as a life insurance company under the Code. No federal income taxes are allocable to the Account as the Account did not generate taxable income.

     USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

3.   EXPENSES

     MORTALITY AND EXPENSE RISK CHARGE - Allstate assumes mortality and expense risks related to the operations of the Account and deducts charges daily based on the average daily net assets of the Account. The mortality and expense risk charge covers insurance benefits available with the contract and certain expenses of the contract. It also covers the risk that the current charges will not be sufficient in the future to cover the cost of administering the contract. Allstate guarantees that the amount of this charge will not increase over the life of the contract. At the contractholder's discretion, additional options, primarily death benefits, may be purchased for an additional charge.

     CONTRACT MAINTENANCE CHARGE - Allstate deducts from the contractholder's account an annual maintenance charge of $30 on each Advisor contract anniversary and guarantees that this charge will not increase over the life of the contract. This charge will be waived if certain conditions are met. There is no contract maintenance charge on the Advisor Apex, Advisor Plus, and Advisor Preferred contracts.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
----------------------------------------------------------------------------------------------------------------------

4.   UNITS ISSUED AND REDEEMED

         (Units in whole amounts)
                                                                             Putnam Allstate Advisor
                                                        --------------------------------------------------------------


                                                                                      Unit activity during 2000:
                                                                            ------------------------------------------

                                                        Units Outstanding      Units        Units    Units Outstanding
                                                        December 31, 1999     Issued      Redeemed   December 31, 2000
                                                        -----------------   ----------  ------------ -----------------
Investments in the Putnam Variable Trust Sub-Accounts:
         American Government Income                                     -      321,851      (31,722)           290,129
         Asia Pacific Growth                                      241,341      808,167     (563,767)           485,741
         Capital Appreciation                                           -       48,738       (3,466)            45,272
         Diversified Income                                     1,112,113    3,422,357     (635,699)         3,898,771
         The George Putnam Fund of Boston                       2,629,405    4,477,838   (1,075,190)         6,032,053
         Global Asset Allocation                                  216,789      705,379      (83,279)           838,889
         Global Growth                                            809,571    4,451,302     (422,461)         4,838,412
         Growth and Income                                     10,446,547   24,957,767   (4,771,880)        30,632,434
         Growth  Opportunities                                          -    2,508,620     (158,386)         2,350,234
         Health Sciences                                        1,037,948    3,870,766     (703,805)         4,204,909
         High Yield                                               688,505    1,874,972     (549,304)         2,014,173
         Income                                                   994,313    2,858,476     (556,893)         3,295,896
         International Growth                                   1,416,491    5,755,472     (695,908)         6,476,055
         International Growth and Income                          515,493    1,446,735     (254,187)         1,708,041
         International New Opportunities                          389,045    3,004,720   (1,159,301)         2,234,464
         Investors                                              5,517,617   14,478,412   (2,018,763)        17,977,266
         Money Market                                           1,261,646    6,943,175   (6,468,226)         1,736,595
         New Opportunities                                      2,351,890   10,187,868   (1,167,911)        11,371,847
         New Value                                                626,817    1,589,265     (556,101)         1,659,981
         OTC & Emerging Growth                                    697,007    4,769,042   (1,429,215)         4,036,834
         Research                                               1,575,893    3,837,763     (517,244)         4,896,412
         Small Cap Value                                          451,498    1,331,909     (289,715)         1,493,692
         Technology                                                     -    1,086,352      (58,704)         1,027,648
         Utilities Growth and Income                              585,124    2,123,320     (239,110)         2,469,334
         Vista                                                    824,655    4,562,829     (614,557)         4,772,927
         Voyager                                                6,006,888   17,139,950   (2,136,888)        21,009,950
         Voyager II                                                     -      106,377       (5,697)           100,680


                                                                            Putnam Allstate Advisor
                                                        --------------------------------------------------------------




                                                                                                        Accumulated
                                                                                                         Unit Value
                                                                                                      December 31, 2000
                                                                                                      -----------------
Investments in the Putnam Variable Trust Sub-Accounts:
         American Government Income                                                                       $      11.12
         Asia Pacific Growth                                                                                      9.58
         Capital Appreciation                                                                                     9.13
         Diversified Income                                                                                       9.73
         The George Putnam Fund of Boston                                                                        10.07
         Global Asset Allocation                                                                                 10.05
         Global Growth                                                                                           10.87
         Growth and Income                                                                                        9.78
         Growth  Opportunities                                                                                    7.43
         Health Sciences                                                                                         14.55
         High Yield                                                                                               8.98
         Income                                                                                                  10.34
         International Growth                                                                                    12.88
         International Growth and Income                                                                         10.98
         International New Opportunities                                                                         10.98
         Investors                                                                                                9.78
         Money Market                                                                                            10.69
         New Opportunities                                                                                       11.44
         New Value                                                                                               10.63
         OTC & Emerging Growth                                                                                    9.58
         Research                                                                                                11.23
         Small Cap Value                                                                                         12.66
         Technology                                                                                               5.95
         Utilities Growth and Income                                                                             11.59
         Vista                                                                                                   13.34
         Voyager                                                                                                 11.81
         Voyager II                                                                                               7.31


Units relating to accrued contract maintenance charges are included in units redeemed.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------------------

4.   UNITS ISSUED AND REDEEMED (CONTINUED)

         (Units in whole amounts)
                                                          Putnam Allstate Advisor with Enhanced Beneficiary Protection
                                                        -----------------------------------------------------------------


                                                                                      Unit activity during 2000:
                                                                            ---------------------------------------------

                                                        Units Outstanding     Units          Units      Units Outstanding
                                                        December 31, 1999    Issued        Redeemed     December 31, 2000
                                                        -----------------   ---------  -------------    -----------------
Investments in the Putnam Variable Trust Sub-Accounts:
         American Government Income                                    -       67,269           (183)             67,086
         Asia Pacific Growth                                      32,678       95,535        (16,871)            111,342
         Capital Appreciation                                          -       25,717            (77)             25,640
         Diversified Income                                      408,577      787,997       (236,436)            960,138
         The George Putnam Fund of Boston                        487,965      842,473       (172,369)          1,158,069
         Global Asset Allocation                                  44,565      127,100        (11,270)            160,395
         Global Growth                                           274,617      834,952        (95,743)          1,013,826
         Growth and Income                                     3,225,308    5,153,622     (1,305,756)          7,073,174
         Growth  Opportunities                                         -      473,133        (41,507)            431,626
         Health Sciences                                         293,891      854,096       (186,989)            960,998
         High Yield                                              223,608      514,643       (232,565)            505,686
         Income                                                  271,083      511,329       (134,242)            648,170
         International Growth                                    429,465    1,209,097       (166,024)          1,472,538
         International Growth and Income                         136,651      390,071        (62,776)            463,946
         International New Opportunities                         133,941      618,323       (130,937)            621,327
         Investors                                             1,309,524    2,560,009       (381,767)          3,487,766
         Money Market                                            386,731    1,397,014     (1,085,094)            698,651
         New Opportunities                                       730,176    2,015,561       (269,163)          2,476,574
         New Value                                               137,044      325,620        (78,769)            383,895
         OTC & Emerging Growth                                   181,669    1,199,644       (193,874)          1,187,439
         Research                                                369,070      841,076       (167,054)          1,043,092
         Small Cap Value                                         140,296      296,551        (72,537)            364,310
         Technology                                                    -      191,451         (2,955)            188,496
         Utilities Growth and Income                             153,652      341,275        (84,007)            410,920
         Vista                                                   202,009      892,067       (103,134)            990,942
         Voyager                                               1,752,111    3,517,349       (571,781)          4,697,679
         Voyager II                                                    -       43,686           (576)             43,110


                                                           Putnam Allstate Advisor with Enhanced Beneficiary Protection
                                                        -----------------------------------------------------------------




                                                                                                           Accumulated
                                                                                                           Unit Value
                                                                                                       December 31, 2000
                                                                                                       ------------------
Investments in the Putnam Variable Trust Sub-Accounts:
         American Government Income                                                                         $      11.10
         Asia Pacific Growth                                                                                        9.56
         Capital Appreciation                                                                                       9.13
         Diversified Income                                                                                         9.70
         The George Putnam Fund of Boston                                                                          10.04
         Global Asset Allocation                                                                                   10.03
         Global Growth                                                                                             10.84
         Growth and Income                                                                                          9.75
         Growth  Opportunities                                                                                      7.42
         Health Sciences                                                                                           14.51
         High Yield                                                                                                 8.95
         Income                                                                                                    10.31
         International Growth                                                                                      12.85
         International Growth and Income                                                                           10.95
         International New Opportunities                                                                           10.96
         Investors                                                                                                  9.75
         Money Market                                                                                              10.67
         New Opportunities                                                                                         11.41
         New Value                                                                                                 10.60
         OTC & Emerging Growth                                                                                      9.56
         Research                                                                                                  11.20
         Small Cap Value                                                                                           12.63
         Technology                                                                                                 5.94
         Utilities Growth and Income                                                                               11.56
         Vista                                                                                                     13.31
         Voyager                                                                                                   11.78
         Voyager II                                                                                                 7.31

Units relating to accrued contract maintenance charges are included in units redeemed.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

4.   UNITS ISSUED AND REDEEMED (CONTINUED)

         (Units in whole amounts)
                                                                              Putnam Allstate Advisor Annuitized
                                                        ----------------------------------------------------------------------------


                                                                                  Unit activity during 2000:
                                                                            ------------------------------------
                                                                                                                      Accumulated
                                                        Units Outstanding     Units    Units   Units Outstanding       Unit Value
                                                        December 31, 1999    Issued  Redeemed  December 31, 2000   December 31, 2000
                                                        -----------------   -------  --------  -----------------   -----------------
Investments in the Putnam Variable Trust Sub-Accounts:
         Diversified Income                                             -     2,011      (124)             1,887        $       9.59
         The George Putnam Fund of Boston                               -     4,887      (248)             4,639                9.82
         Global Growth                                                  -     1,141       (48)             1,093               10.31
         Growth and Income                                              -    14,432      (645)            13,787                9.45
         Health Sciences                                                -     3,099      (410)             2,689               14.19
         High Yield                                                     -     1,392      (125)             1,267                8.85
         Income                                                         -     8,135      (360)             7,775               10.17
         International Growth                                           -       353        (7)               346               12.71
         International Growth and Income                                -     3,647      (529)             3,118               10.84
         International New Opportunities                                -       700       (25)               675               10.70
         Investors                                                      -     5,579      (560)             5,019                9.16
         Money Market                                                   -    32,984    (7,203)            25,781               10.51
         New Opportunities                                              -     6,042      (535)             5,507               10.45
         OTC & Emerging Growth                                          -     1,018       (91)               927                8.67
         Research                                                       -     1,652       (86)             1,566               10.67
         Utilities Growth and Income                                    -     4,637      (583)             4,054               11.27
         Vista                                                          -     3,717      (234)             3,483               12.44
         Voyager                                                        -     6,595      (273)             6,322               11.09



Units relating to accrued contract maintenance charges are included in units redeemed.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
----------------------------------------------------------------------------------------------------------------------

4.   UNITS ISSUED AND REDEEMED (CONTINUED)

         (Units in whole amounts)
                                                                    Putnam Allstate Advisor Apex
                                                        --------------------------------------------------------------


                                                                                     Unit activity during 2000:
                                                                            ------------------------------------------

                                                        Units Outstanding    Units       Units      Units Outstanding
                                                        December 31, 1999   Issued      Redeemed     December 31, 2000
                                                        -----------------   ---------   ---------   ------------------
Investments in the Putnam Variable Trust Sub-Accounts:
         American Government Income                                     -       6,766        (974)              5,792
         Asia Pacific Growth                                        1,911      18,955     (11,811)              9,055
         Capital Appreciation                                           -       2,557        (196)              2,361
         Diversified Income                                           409      72,087      (7,646)             64,850
         The George Putnam Fund of Boston                           2,578     188,154     (14,449)            176,283
         Global Asset Allocation                                        -      10,749        (876)              9,873
         Global Growth                                              1,404     222,003     (15,019)            208,388
         Growth and Income                                         11,859     963,311     (92,052)            883,118
         Growth  Opportunities                                          -     165,276     (23,605)            141,671
         Health Sciences                                            4,191      93,791     (16,547)             81,435
         High Yield                                                   691      35,272      (9,917)             26,046
         Income                                                         -      51,364      (3,741)             47,623
         International Growth                                       5,440     254,357     (30,169)            229,628
         International Growth and Income                            1,515     109,588     (10,421)            100,682
         International New Opportunities                            2,774      94,856     (17,164)             80,466
         Investors                                                  7,389     439,581     (36,321)            410,649
         Money Market                                                 938     116,853     (39,339)             78,452
         New Opportunities                                          4,105     355,719     (50,359)            309,465
         New Value                                                      -      43,599      (4,793)             38,806
         OTC & Emerging Growth                                        312     127,181     (22,443)            105,050
         Research                                                   3,617     173,370     (22,529)            154,458
         Small Cap Value                                            2,352      24,533      (1,095)             25,790
         Technology                                                     -     144,401        (174)            144,227
         Utilities Growth and Income                                  106      33,446      (2,510)             31,042
         Vista                                                      1,448     149,088     (29,531)            121,005
         Voyager                                                    9,326     687,043     (58,940)            637,429
         Voyager II                                                     -       2,772        (302)              2,470


                                                                          Putnam Allstate Advisor Apex
                                                        --------------------------------------------------------------




                                                                                                      Accumulated
                                                                                                       Unit Value
                                                                                                    December 31, 2000
                                                                                                    ------------------
Investments in the Putnam Variable Trust Sub-Accounts:
         American Government Income                                                                      $      11.16
         Asia Pacific Growth                                                                                     7.38
         Capital Appreciation                                                                                    9.14
         Diversified Income                                                                                     10.09
         The George Putnam Fund of Boston                                                                       10.63
         Global Asset Allocation                                                                                10.05
         Global Growth                                                                                           9.45
         Growth and Income                                                                                      10.37
         Growth  Opportunities                                                                                   7.46
         Health Sciences                                                                                        14.66
         High Yield                                                                                              9.42
         Income                                                                                                 10.64
         International Growth                                                                                   11.54
         International Growth and Income                                                                        10.63
         International New Opportunities                                                                         8.84
         Investors                                                                                               9.37
         Money Market                                                                                           10.58
         New Opportunities                                                                                       9.86
         New Value                                                                                              11.79
         OTC & Emerging Growth                                                                                   7.35
         Research                                                                                               10.76
         Small Cap Value                                                                                        13.30
         Technology                                                                                              5.96
         Utilities Growth and Income                                                                            11.20
         Vista                                                                                                  12.38
         Voyager                                                                                                10.72
         Voyager II                                                                                              7.32

Units relating to accrued contract maintenance charges are included in units redeemed.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

4.   UNITS ISSUED AND REDEEMED (CONTINUED)

         (Units in whole amounts)
                                                              Putnam Allstate Advisor Apex with Enhanced Beneficiary Protection
                                                        ----------------------------------------------------------------------------


                                                                                 Unit activity during 2000:
                                                                            ------------------------------------
                                                                                                                     Accumulated
                                                        Units Outstanding    Units    Units    Units Outstanding      Unit Value
                                                        December 31, 1999   Issued  Redeemed   December 31, 2000  December 31, 2000
                                                        -----------------   ------  --------   -----------------  -----------------
Investments in the Putnam Variable Trust Sub-Accounts:
         American Government Income                                     -      580        (1)                579        $      11.15
         Diversified Income                                             -    5,268        (4)              5,264               10.08
         The George Putnam Fund of Boston                               -   11,813      (341)             11,472               10.61
         Global Growth                                                  -    7,967      (713)              7,254                9.44
         Growth and Income                                          1,229   52,129    (2,916)             50,442               10.35
         Growth  Opportunities                                          -   19,703      (115)             19,588                7.45
         Health Sciences                                                -    7,452       (23)              7,429               14.63
         High Yield                                                     -    1,229        (1)              1,228                9.40
         Income                                                         -    1,393         -               1,393               10.62
         International Growth                                           -   11,102    (1,048)             10,054               11.52
         International Growth and Income                                -   11,328      (570)             10,758               10.61
         International New Opportunities                                -    5,808         1               5,809                8.83
         Investors                                                      -   28,817      (637)             28,180                9.36
         New Opportunities                                              -   25,245       (59)             25,186                9.84
         New Value                                                      -    4,070        (1)              4,069               11.76
         OTC & Emerging Growth                                          -    8,225       (44)              8,181                7.34
         Research                                                     808    5,824      (101)              6,531               10.74
         Technology                                                     -      269         -                 269                5.96
         Utilities Growth and Income                                    -    2,487      (190)              2,297               11.18
         Vista                                                          -   10,051       (52)              9,999               12.36
         Voyager                                                      694   34,190    (2,377)             32,507               10.70
         Voyager II                                                     -      711        (2)                709                7.32



Units relating to accrued contract maintenance charges are included in units redeemed.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
----------------------------------------------------------------------------------------------------------------------

4.   UNITS ISSUED AND REDEEMED (CONTINUED)

         (Units in whole amounts)

                                                                        Putnam Allstate Advisor Plus
                                                        --------------------------------------------------------------


                                                                                      Unit activity during 2000:
                                                                            ------------------------------------------

                                                        Units Outstanding    Units       Units       Units Outstanding
                                                        December 31, 1999   Issued     Redeemed      December 31, 2000
                                                        -----------------   ---------  -----------   -----------------
Investments in the Putnam Variable Trust Sub-Accounts:
         American Government Income                                     -     157,648     (15,550)             142,098
         Asia Pacific Growth                                            -     435,206    (403,341)              31,865
         Capital Appreciation                                           -      15,445         (18)              15,427
         Diversified Income                                             -     443,992     (35,520)             408,472
         The George Putnam Fund of Boston                               -     275,616     (17,418)             258,198
         Global Asset Allocation                                        -     124,955      (2,812)             122,143
         Global Growth                                                  -   1,281,905     (96,567)           1,185,338
         Growth and Income                                              -   2,501,753    (252,425)           2,249,328
         Growth  Opportunities                                          -     965,511     (59,665)             905,846
         Health Sciences                                                -     852,484     (60,072)             792,412
         High Yield                                                     -     279,031     (14,167)             264,864
         Income                                                         -     406,955     (39,726)             367,229
         International Growth                                           -   1,419,230     (70,707)           1,348,523
         International Growth and Income                                -     156,304      (8,642)             147,662
         International New Opportunities                                -     862,071     (90,741)             771,330
         Investors                                                      -   2,149,714    (142,680)           2,007,034
         Money Market                                                   -   2,521,672  (1,843,839)             677,833
         New Opportunities                                              -   3,388,433    (322,676)           3,065,757
         New Value                                                      -     146,155      (8,423)             137,732
         OTC & Emerging Growth                                          -   1,526,916     (72,095)           1,454,821
         Research                                                       -     750,576     (72,145)             678,431
         Small Cap Value                                                -     261,839     (11,323)             250,516
         Technology                                                     -     358,563     (15,215)             343,348
         Utilities Growth and Income                                    -     399,379     (16,234)             383,145
         Vista                                                          -   1,531,970     (48,718)           1,483,252
         Voyager                                                        -   4,724,824    (210,793)           4,514,031
         Voyager II                                                     -      43,327      (4,864)              38,463


                                                                         Putnam Allstate Advisor Plus
                                                        --------------------------------------------------------------




                                                                                                        Accumulated
                                                                                                         Unit Value
                                                                                                     December 31, 2000
                                                                                                     -----------------
Investments in the Putnam Variable Trust Sub-Accounts:
         American Government Income                                                                       $     10.89
         Asia Pacific Growth                                                                                     6.15
         Capital Appreciation                                                                                    9.12
         Diversified Income                                                                                      9.77
         The George Putnam Fund of Boston                                                                       11.50
         Global Asset Allocation                                                                                 9.70
         Global Growth                                                                                           7.10
         Growth and Income                                                                                      11.81
         Growth  Opportunities                                                                                   7.50
         Health Sciences                                                                                        12.02
         High Yield                                                                                              8.94
         Income                                                                                                 10.53
         International Growth                                                                                    8.79
         International Growth and Income                                                                        10.44
         International New Opportunities                                                                         5.65
         Investors                                                                                               8.59
         Money Market                                                                                           10.36
         New Opportunities                                                                                       6.80
         New Value                                                                                              13.37
         OTC & Emerging Growth                                                                                   4.10
         Research                                                                                               10.32
         Small Cap Value                                                                                        12.00
         Technology                                                                                              5.94
         Utilities Growth and Income                                                                            11.90
         Vista                                                                                                   8.50
         Voyager                                                                                                 8.02
         Voyager II                                                                                              7.31

Units relating to accrued contract maintenance charges are included in units redeemed.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------------------

4.   UNITS ISSUED AND REDEEMED (CONTINUED)

         (Units in whole amounts)
                                                        Putnam Allstate Advisor Plus with Enhanced Beneficiary Protection
                                                        -----------------------------------------------------------------


                                                                                       Unit activity during 2000:
                                                                             --------------------------------------------

                                                        Units Outstanding     Units         Units       Units Outstanding
                                                        December 31, 1999    Issued       Redeemed      December 31, 2000
                                                        -----------------    ---------    -----------   -----------------
Investments in the Putnam Variable Trust Sub-Accounts:
         American Government Income                                     -       44,704          (292)              44,412
         Asia Pacific Growth                                            -       19,337           (21)              19,316
         Capital Appreciation                                           -        4,557             -                4,557
         Diversified Income                                             -      194,198       (30,718)             163,480
         The George Putnam Fund of Boston                               -      121,841        (2,167)             119,674
         Global Asset Allocation                                        -       43,455          (416)              43,039
         Global Growth                                                  -      360,163       (16,714)             343,449
         Growth and Income                                              -      691,989       (36,994)             654,995
         Growth  Opportunities                                          -      307,099       (13,234)             293,865
         Health Sciences                                                -      245,859        (4,978)             240,881
         High Yield                                                     -      133,699       (23,131)             110,568
         Income                                                         -      112,672        (3,014)             109,658
         International Growth                                           -      432,982       (20,781)             412,201
         International Growth and Income                                -       92,177          (670)              91,507
         International New Opportunities                                -      270,869       (10,984)             259,885
         Investors                                                      -      486,923       (25,979)             460,944
         Money Market                                                   -      387,940      (208,412)             179,528
         New Opportunities                                              -      849,259       (35,443)             813,816
         New Value                                                      -       30,307        (1,249)              29,058
         OTC & Emerging Growth                                          -      618,866       (29,787)             589,079
         Research                                                       -      181,467        (7,791)             173,676
         Small Cap Value                                                -       62,529        (1,274)              61,255
         Technology                                                     -      131,155        (5,190)             125,965
         Utilities Growth and Income                                    -      112,573        (1,038)             111,535
         Vista                                                          -      283,555       (13,469)             270,086
         Voyager                                                        -    1,055,290       (68,514)             986,776
         Voyager II                                                     -       12,862           (21)              12,841


                                                        Putnam Allstate Advisor Plus with Enhanced Beneficiary Protection
                                                        -----------------------------------------------------------------




                                                                                                          Accumulated
                                                                                                           Unit Value
                                                                                                       December 31, 2000
                                                                                                       -----------------
Investments in the Putnam Variable Trust Sub-Accounts:
         American Government Income                                                                           $    10.88
         Asia Pacific Growth                                                                                        6.14
         Capital Appreciation                                                                                       9.12
         Diversified Income                                                                                         9.76
         The George Putnam Fund of Boston                                                                          11.49
         Global Asset Allocation                                                                                    9.68
         Global Growth                                                                                              7.09
         Growth and Income                                                                                         11.79
         Growth  Opportunities                                                                                      7.49
         Health Sciences                                                                                           12.01
         High Yield                                                                                                 8.93
         Income                                                                                                    10.52
         International Growth                                                                                       8.77
         International Growth and Income                                                                           10.43
         International New Opportunities                                                                            5.65
         Investors                                                                                                  8.58
         Money Market                                                                                              10.35
         New Opportunities                                                                                          6.79
         New Value                                                                                                 13.35
         OTC & Emerging Growth                                                                                      4.09
         Research                                                                                                  10.31
         Small Cap Value                                                                                           11.98
         Technology                                                                                                 5.94
         Utilities Growth and Income                                                                               11.88
         Vista                                                                                                      8.49
         Voyager                                                                                                    8.01
         Voyager II                                                                                                 7.30


Units relating to accrued contract maintenance charges are included in units redeemed.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
----------------------------------------------------------------------------------------------------------------------

4.   UNITS ISSUED AND REDEEMED (CONTINUED)

         (Units in whole amounts)
                                                                        Putnam Allstate Advisor Preferred
                                                        --------------------------------------------------------------


                                                                                     Unit activity during 2000:
                                                                            ------------------------------------------

                                                        Units Outstanding    Units       Units       Units Outstanding
                                                        December 31, 1999   Issued     Redeemed      December 31, 2000
                                                        -----------------   ---------  -----------   -----------------
Investments in the Putnam Variable Trust Sub-Accounts:
         American Government Income                                     -       9,954          (8)               9,946
         Asia Pacific Growth                                            -         322           -                  322
         Diversified Income                                             -      19,074        (945)              18,129
         The George Putnam Fund of Boston                               -      18,928         (11)              18,917
         Global Asset Allocation                                        -       4,293          (1)               4,292
         Global Growth                                                  -      34,034         (20)              34,014
         Growth and Income                                              -     152,982      (1,367)             151,615
         Growth  Opportunities                                          -      45,207        (416)              44,791
         Health Sciences                                                -      31,409      (9,164)              22,245
         High Yield                                                     -      12,432         (84)              12,348
         Income                                                         -      19,757          (9)              19,748
         International Growth                                           -      80,452        (140)              80,312
         International Growth and Income                                -       6,125          (6)               6,119
         International New Opportunities                                -     154,097    (129,912)              24,185
         Investors                                                      -     106,664     (10,239)              96,425
         Money Market                                                   -     295,647    (249,051)              46,596
         New Opportunities                                              -     145,267      (1,107)             144,160
         New Value                                                      -       1,985         (22)               1,963
         OTC & Emerging Growth                                          -      48,505      (9,930)              38,575
         Research                                                       -      42,381         (34)              42,347
         Small Cap Value                                                -      10,745         (43)              10,702
         Technology                                                     -       7,431        (420)               7,011
         Utilities Growth and Income                                    -      38,093        (288)              37,805
         Vista                                                          -     132,121     (10,128)             121,993
         Voyager                                                        -     200,767        (989)             199,778
         Voyager II                                                     -      13,193        (382)              12,811


                                                                     Putnam Allstate Advisor Preferred
                                                        --------------------------------------------------------------




                                                                                                        Accumulated
                                                                                                         Unit Value
                                                                                                     December 31, 2000
                                                                                                     -----------------
Investments in the Putnam Variable Trust Sub-Accounts:
         American Government Income                                                                        $     10.75
         Asia Pacific Growth                                                                                      6.86
         Diversified Income                                                                                       9.92
         The George Putnam Fund of Boston                                                                        10.88
         Global Asset Allocation                                                                                  9.71
         Global Growth                                                                                            7.47
         Growth and Income                                                                                       10.85
         Growth  Opportunities                                                                                    7.36
         Health Sciences                                                                                         12.22
         High Yield                                                                                               9.15
         Income                                                                                                  10.61
         International Growth                                                                                     9.16
         International Growth and Income                                                                          9.99
         International New Opportunities                                                                          6.63
         Investors                                                                                                8.36
         Money Market                                                                                            10.29
         New Opportunities                                                                                        7.15
         New Value                                                                                               11.99
         OTC & Emerging Growth                                                                                    6.12
         Research                                                                                                 9.58
         Small Cap Value                                                                                         11.54
         Technology                                                                                               5.94
         Utilities Growth and Income                                                                             11.21
         Vista                                                                                                    8.46
         Voyager                                                                                                  8.22
         Voyager II                                                                                               7.31

Units relating to accrued contract maintenance charges are included in units redeemed.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------------

4.  UNITS ISSUED AND REDEEMED (CONTINUED)

         (Units in whole amounts)
                                                         Putnam Allstate Advisor Preferred with Enhanced Beneficiary Protection
                                                        ------------------------------------------------------------------------


                                                                                            Unit activity during 2000:
                                                                                ------------------------------------------------

                                                        Units Outstanding        Units           Units         Units Outstanding
                                                        December 31, 1999       Issued         Redeemed        December 31, 2000
                                                        -----------------       ---------      -----------     -----------------
Investments in the Putnam Variable Trust Sub-Accounts:
         Diversified Income                                             -           5,560            (110)                 5,450
         The George Putnam Fund of Boston                               -             461               -                    461
         Global Asset Allocation                                        -           2,984              (1)                 2,983
         Global Growth                                                  -           5,397             (53)                 5,344
         Growth and Income                                              -          29,407            (397)                29,010
         Growth  Opportunities                                          -          66,864            (432)                66,432
         Health Sciences                                                -           1,496             (37)                 1,459
         High Yield                                                     -           2,520              (1)                 2,519
         Income                                                         -             129               -                    129
         International Growth                                           -          30,837             (30)                30,807
         International Growth and Income                                -           1,634              (1)                 1,633
         International New Opportunities                                -          14,066             (55)                14,011
         Investors                                                      -          63,871            (679)                63,192
         New Opportunities                                              -          27,528             (61)                27,467
         New Value                                                      -          10,870              (4)                10,866
         OTC & Emerging Growth                                          -          16,654            (112)                16,542
         Research                                                       -          15,266             (53)                15,213
         Small Cap Value                                                -          10,179              (7)                10,172
         Technology                                                     -          13,212             (60)                13,152
         Utilities Growth and Income                                    -           2,552              (1)                 2,551
         Vista                                                          -          38,056             (54)                38,002
         Voyager                                                        -         163,897            (813)               163,084


                                                         Putnam Allstate Advisor Preferred with Enhanced Beneficiary Protection
                                                        ------------------------------------------------------------------------




                                                                                                                  Accumulated
                                                                                                                   Unit Value
                                                                                                               December 31, 2000
                                                                                                               -----------------
Investments in the Putnam Variable Trust Sub-Accounts:
         Diversified Income                                                                                         $       9.91
         The George Putnam Fund of Boston                                                                                  10.87
         Global Asset Allocation                                                                                            9.70
         Global Growth                                                                                                      7.46
         Growth and Income                                                                                                 10.83
         Growth  Opportunities                                                                                              7.36
         Health Sciences                                                                                                   12.21
         High Yield                                                                                                         9.15
         Income                                                                                                            10.60
         International Growth                                                                                               9.15
         International Growth and Income                                                                                    9.98
         International New Opportunities                                                                                    6.62
         Investors                                                                                                          8.35
         New Opportunities                                                                                                  7.15
         New Value                                                                                                         11.97
         OTC & Emerging Growth                                                                                              6.12
         Research                                                                                                           9.57
         Small Cap Value                                                                                                   11.53
         Technology                                                                                                         5.93
         Utilities Growth and Income                                                                                       11.20
         Vista                                                                                                              8.45
         Voyager                                                                                                            8.21

Units relating to accrued contract maintenance charges are included in units redeemed.

APPENDIX A

                        PUTNAM ALLSTATE ADVISOR CONTRACT

The performance figures shown reflect the deduction of current Contract charges, which include a maximum withdrawal charge of 7% that declines to zero after 7 years (not shown for non-standardized total returns), an annual contract maintenance charge of $30 (not shown for non-standardized total returns), and total Variable Account annual expenses of:

-           1.25% (without any optional benefit riders), or
-           1.40% with the Enhanced Beneficiary Protection Option, or
- 1.45% with the Earnings Protection Death Benefit Option (assuming age of oldest Contract Owner and Annuitant is 65 or younger on the Rider Application Date), or
- 1.60% with the Earnings Protection Death Benefit Option (assuming age of oldest Contract Owner and Annuitant is between 66 and 75 on the Rider Application Date), or
- 1.60% with the Earnings Protection Death Benefit Option (assuming age of oldest Contract Owner and Annuitant is 65 or younger on the Rider Application Date) and the Enhanced Beneficiary Protection Option.
- 1.75% with the Earnings Protection Death Benefit Option (assuming age of oldest Contract Owner and Annuitant is between 66 and 75 on the Rider Application Date) and the Enhanced Beneficiary Protection Option.

In addition, where Retirement Income Guarantee Rider 2 is included, the performance shown reflects the deduction of the annual Rider fee equal to 0.30% of the Income Base, assuming Income Base B is in effect and assuming no additional purchase payments or withdrawals.

See the Expense Table in the Prospectus for more details.


Standardized Total Returns


Set out below are the standardized total returns for each Variable Sub-Account since its inception through December 31, 2000. All of the Variable Sub-Accounts commenced operations on April 30, 1999 except for the Putnam American Government Income and Putnam Growth Opportunities Variable Sub-Accounts, which commenced operations on February 4, 2000, the Putnam Technology Variable Sub-Account, which commenced operations on July 17, 2000, and the Putnam Capital Appreciation and Putnam Voyager II Variable Sub-Accounts, which commenced operations on October 2, 2000.



(Without the Earnings Protection Death Benefit Option, the Enhanced Beneficiary Protection Option or Retirement Income Guarantee Rider)

VARIABLE SUB-ACCOUNT                                 WITH STANDARD DEATH BENEFIT, 1.25%
--------------------                                 ----------------------------------
                                                       1 YEAR (%)      5 YEAR (%)       SINCE INCEPTION (%)
                                                       ----------      ----------       -------------------
Putnam VT American Government Income Fund*                N/A              N/A                 5.14%
Putnam VT Asia Pacific Growth Fund                      -51.05%            N/A                -6.23%
Putnam VT Capital Appreciation Fund*                      N/A              N/A                -14.70%
Putnam VT Diversified Income Fund                        -7.43%            N/A                -5.37%
Putnam VT The George Putnam Fund of Boston               2.24%             N/A                -3.28%
Putnam VT Global Asset Allocation Fund                  -12.06%            N/A                -3.37%
Putnam VT Global Growth Fund                            -36.64%            N/A                 1.55%
Putnam VT Growth and Income Fund                         0.57%             N/A                -5.07%
Putnam VT Growth Opportunities Fund*                      N/A              N/A               -31.68%
Putnam VT Health Sciences Fund                           31.25%            N/A                21.94%
Putnam VT High Yield Fund                               -15.66%            N/A               -10.11%
Putnam VT Income Fund                                    0.43%             N/A                -1.61%
Putnam VT International Growth Fund                     -16.71%            N/A                13.05%
Putnam VT International Growth and Income Fund           -5.95%            N/A                 2.18%
Putnam VT International New Opportunities Fund          -45.45%            N/A                 2.25%
Putnam VT Investors Fund                                -25.67%            N/A                -5.05%
Putnam VT Money Market Fund                              -1.49%            N/A                 0.08%
Putnam VT New Opportunities Fund                        -33.14%            N/A                 4.88%
Putnam VT New Value Fund                                 14.84%            N/A                 0.12%
Putnam VT OTC & Emerging Growth Fund                    -57.72%            N/A                -6.26%
Putnam VT Research Fund                                  -9.22%            N/A                 3.65%
Putnam VT Small Cap Value Fund                           16.88%            N/A                11.80%
Putnam VT Technology Fund*                                N/A              N/A                -46.53%
Putnam VT Utilities Growth and Income Fund               10.04%            N/A                 5.75%
Putnam VT Vista Fund                                    -11.30%            N/A                15.56%
Putnam VT Voyager Fund                                  -23.59%            N/A                 7.02%
Putnam VT Voyager Fund II*                                N/A              N/A                -32.89%

*The standardized total returns for the Putnam American Government Income, Putnam Capital Appreciation, Putnam Growth Opportunities, Putnam Technology and Putnam Voyager II Variable Sub-Accounts are not annualized.

(With the Enhanced Beneficiary Protection Option)

VARIABLE SUB-ACCOUNT
--------------------
                                                        1 YEAR (%)     5 YEAR (%)     SINCE INCEPTION (%)
                                                        ----------     ----------     -------------------
Putnam VT American Government Income Fund*                  N/A            N/A               4.98%
Putnam VT Asia Pacific Growth Fund                        -51.13%          N/A              -6.38%
Putnam VT Capital Appreciation Fund*                        N/A            N/A             -14.74%
Putnam VT Diversified Income Fund                         -7.58%           N/A              -5.52%
Putnam VT The George Putnam Fund of Boston                 2.08%           N/A              -3.43%
Putnam VT Global Asset Allocation Fund                    -12.21%          N/A              -3.53%
Putnam VT Global Growth Fund                              -36.75%          N/A               1.39%
Putnam VT Growth and Income Fund                           0.40%           N/A              -5.22%
Putnam VT Growth Opportunities Fund*                        N/A            N/A             -31.78%
Putnam VT Health Sciences Fund                            31.04%           N/A              21.75%
Putnam VT High Yield Fund                                 -15.80%          N/A             -10.25%
Putnam VT Income Fund                                      0.27%           N/A              -1.77%
Putnam VT International Growth Fund                       -16.84%          N/A              12.87%
Putnam VT International Growth and Income Fund            -6.10%           N/A               2.02%
Putnam VT International New Opportunities Fund            -45.54%          N/A               2.08%
Putnam VT Investors Fund                                  -25.79%          N/A              -5.20%
Putnam VT Money Market Fund                               -1.64%           N/A              -0.08%
Putnam VT New Opportunities Fund                          -33.25%          N/A               4.72%
Putnam VT New Value Fund                                  14.65%           N/A              -0.04%
Putnam VT OTC & Emerging Growth Fund                      -57.79%          N/A              -6.41%
Putnam VT Research Fund                                   -9.36%           N/A               3.49%
Putnam VT Small Cap Value Fund                            16.69%           N/A              11.63%
Putnam VT Technology Fund*                                  N/A            N/A             -46.57%
Putnam VT Utilities Growth and Income Fund                 9.86%           N/A               5.59%
Putnam VT Vista Fund                                      -11.44%          N/A              15.38%
Putnam VT Voyager Fund                                    -23.72%          N/A               6.84%
Putnam VT Voyager Fund II*                                  N/A            N/A             -32.92%


*The standardized total returns for the Putnam American Government Income, Putnam Capital Appreciation, Putnam Growth Opportunities, Putnam Technology and Putnam Voyager II Variable Sub-Accounts are not annualized.


(With the Enhanced Beneficiary Protection Option and Retirement Income Guarantee Rider 2)

VARIABLE SUB-ACCOUNT
--------------------
                                                        1 YEAR (%)     5 YEAR (%)     SINCE INCEPTION (%)
                                                        ----------     ----------     -------------------
Putnam VT American Government Income Fund*                  N/A            N/A               4.67%
Putnam VT Asia Pacific Growth Fund                        -51.45%          N/A              -6.72%
Putnam VT Capital Appreciation Fund*                        N/A            N/A             -15.05%
Putnam VT Diversified Income Fund                         -7.89%           N/A              -5.92%
Putnam VT The George Putnam Fund of Boston                 1.76%           N/A              -3.85%
Putnam VT Global Asset Allocation Fund                    -12.52%          N/A              -3.92%
Putnam VT Global Growth Fund                              -37.06%          N/A               1.05%
Putnam VT Growth and Income Fund                           0.09%           N/A              -5.64%
Putnam VT Growth Opportunities Fund*                        N/A            N/A             -32.10%
Putnam VT Health Sciences Fund                            30.72%           N/A              21.38%
Putnam VT High Yield Fund                                 -16.11%          N/A             -10.65%
Putnam VT Income Fund                                     -0.04%           N/A              -2.17%
Putnam VT International Growth Fund                       -17.16%          N/A              12.53%
Putnam VT International Growth and Income Fund            -6.42%           N/A               1.64%
Putnam VT International New Opportunities Fund            -45.85%          N/A               1.76%
Putnam VT Investors Fund                                  -26.10%          N/A              -5.57%
Putnam VT Money Market Fund                               -1.96%           N/A              -0.48%
Putnam VT New Opportunities Fund                          -33.56%          N/A               4.39%
Putnam VT New Value Fund                                  14.34%           N/A              -0.47%

Putnam VT OTC & Emerging Growth Fund                      -58.11%          N/A               -6.74%
Putnam VT Research Fund                                   -9.68%           N/A                3.12%
Putnam VT Small Cap Value Fund                            16.38%           N/A               11.24%
Putnam VT Technology Fund*                                  N/A            N/A              -46.88%
Putnam VT Utilities Growth and Income Fund                 9.55%         12.23%               5.19%
Putnam VT Vista Fund                                      -11.75%          N/A               15.05%
Putnam VT Voyager Fund                                    -24.03%        16.25%               6.51%
Putnam VT Voyager Fund II*                                  N/A            N/A              -33.24%

*The standardized total returns for the Putnam American Government Income, Putnam Capital Appreciation, Putnam Growth Opportunities, Putnam Technology and Putnam Voyager II Variable Sub-Accounts are not annualized.


(With the Earnings Protection Death Benefit Option, assuming age of oldest Contract Owner and Annuitant is 65 or younger on the Rider Application Date)

VARIABLE SUB-ACCOUNT
--------------------
                                                        1 YEAR (%)     5 YEAR (%)     SINCE INCEPTION (%)
                                                        ----------     ----------     -------------------
Putnam VT American Government Income Fund*                  N/A            N/A                4.93%
Putnam VT Asia Pacific Growth Fund                        -51.16%          N/A               -6.43%
Putnam VT Capital Appreciation Fund*                        N/A            N/A              -14.75%
Putnam VT Diversified Income Fund                         -7.63%           N/A               -5.57%
Putnam VT The George Putnam Fund of Boston                 2.02%           N/A               -3.49%
Putnam VT Global Asset Allocation Fund                    -12.25%          N/A               -3.58%
Putnam VT Global Growth Fund                              -36.78%          N/A                1.34%
Putnam VT Growth and Income Fund                           0.35%           N/A               -5.27%
Putnam VT Growth Opportunities Fund*                        N/A            N/A              -31.81%
Putnam VT Health Sciences Fund                            30.97%           N/A               21.69%
Putnam VT High Yield Fund                                 -15.85%          N/A              -10.30%
Putnam VT Income Fund                                      0.22%           N/A               -1.82%
Putnam VT International Growth Fund                       -16.89%          N/A               12.81%
Putnam VT International Growth and Income Fund            -6.15%           N/A                1.96%
Putnam VT International New Opportunities Fund            -45.57%          N/A                2.03%
Putnam VT Investors Fund                                  -25.83%          N/A               -5.25%
Putnam VT Money Market Fund                               -1.70%           N/A               -0.14%
Putnam VT New Opportunities Fund                          -33.29%          N/A                4.66%
Putnam VT New Value Fund                                  14.59%           N/A               -0.10%
Putnam VT OTC & Emerging Growth Fund                      -57.82%          N/A               -6.46%
Putnam VT Research Fund                                   -9.41%           N/A                3.43%
Putnam VT Small Cap Value Fund                            16.63%           N/A               11.57%
Putnam VT Technology Fund*                                  N/A            N/A              -46.58%
Putnam VT Utilities Growth and Income Fund                 9.80%           N/A                5.53%
Putnam VT Vista Fund                                      -11.49%          N/A               15.32%
Putnam VT Voyager Fund                                    -23.76%          N/A                6.79%
Putnam VT Voyager Fund II*                                  N/A            N/A              -32.93%

*The standardized total returns for the Putnam American Government Income, Putnam Capital Appreciation, Putnam Growth Opportunities, Putnam Technology and Putnam Voyager II Variable Sub-Accounts are not annualized.


(With the Earnings Protection Death Benefit Option, assuming age of oldest Contract Owner and Annuitant is between 66 and 75 on the Rider Application Date)

VARIABLE SUB-ACCOUNT
--------------------
                                                        1 YEAR (%)     5 YEAR (%)     SINCE INCEPTION (%)
                                                        ----------     ----------     -------------------
Putnam VT American Government Income Fund*                  N/A            N/A                4.78%
Putnam VT Asia Pacific Growth Fund                        -51.24%          N/A               -6.58%
Putnam VT Capital Appreciation Fund*                        N/A            N/A              -14.78%
Putnam VT Diversified Income Fund                         -7.78%           N/A               -5.73%
Putnam VT The George Putnam Fund of Boston                 1.86%           N/A               -3.64%
Putnam VT Global Asset Allocation Fund                    -12.40%          N/A               -3.73%
Putnam VT Global Growth Fund                              -36.89%          N/A                1.17%
Putnam VT Growth and Income Fund                           0.19%           N/A               -5.43%

Putnam VT Growth Opportunities Fund*                        N/A            N/A              -31.92%
Putnam VT Health Sciences Fund                            30.76%           N/A               21.50%
Putnam VT High Yield Fund                                 -15.98%          N/A              -10.45%
Putnam VT Income Fund                                      0.06%           N/A               -1.98%
Putnam VT International Growth Fund                       -17.02%          N/A               12.63%
Putnam VT International Growth and Income Fund            -6.30%           N/A                1.80%
Putnam VT International New Opportunities Fund            -45.66%          N/A                1.87%
Putnam VT Investors Fund                                  -25.95%          N/A               -5.41%
Putnam VT Money Market Fund                               -1.85%           N/A               -0.30%
Putnam VT New Opportunities Fund                          -33.40%          N/A                4.49%
Putnam VT New Value Fund                                  14.41%           N/A               -0.26%
Putnam VT OTC & Emerging Growth Fund                      -57.89%          N/A               -6.62%
Putnam VT Research Fund                                   -9.56%           N/A                3.26%
Putnam VT Small Cap Value Fund                            16.44%           N/A               11.39%
Putnam VT Technology Fund*                                  N/A            N/A              -46.62%
Putnam VT Utilities Growth and Income Fund                 9.63%           N/A                5.36%
Putnam VT Vista Fund                                      -11.63%          N/A               15.13%
Putnam VT Voyager Fund                                    -23.88%          N/A                6.62%
Putnam VT Voyager Fund II*                                  N/A            N/A              -32.96%

*The standardized total returns for the Putnam American Government Income, Putnam Capital Appreciation, Putnam Growth Opportunities, Putnam Technology and Putnam Voyager II Variable Sub-Accounts are not annualized.


(With the Earnings Protection Death Benefit Option (assuming age of oldest Contract Owner and Annuitant is 65 or younger on the Rider Application Date) and Enhanced Beneficiary Protection Option)

VARIABLE SUB-ACCOUNT
--------------------
                                                        1 YEAR (%)     5 YEAR (%)     SINCE INCEPTION (%)
                                                        ----------     ----------     -------------------
Putnam VT American Government Income Fund*                  N/A            N/A                4.78%
Putnam VT Asia Pacific Growth Fund                        -51.24%          N/A               -6.58%
Putnam VT Capital Appreciation Fund*                        N/A            N/A              -14.78%
Putnam VT Diversified Income Fund                         -7.78%           N/A               -5.73%
Putnam VT The George Putnam Fund of Boston                 1.86%           N/A               -3.64%
Putnam VT Global Asset Allocation Fund                    -12.40%          N/A               -3.73%
Putnam VT Global Growth Fund                              -36.89%          N/A                1.17%
Putnam VT Growth and Income Fund                           0.19%           N/A               -5.43%
Putnam VT Growth Opportunities Fund*                        N/A            N/A              -31.92%
Putnam VT Health Sciences Fund                            30.76%           N/A               21.50%
Putnam VT High Yield Fund                                 -15.98%          N/A              -10.45%
Putnam VT Income Fund                                      0.06%           N/A               -1.98%
Putnam VT International Growth Fund                       -17.02%          N/A               12.63%
Putnam VT International Growth and Income Fund            -6.30%           N/A                1.80%
Putnam VT International New Opportunities Fund            -45.66%          N/A                1.87%
Putnam VT Investors Fund                                  -25.95%          N/A               -5.41%
Putnam VT Money Market Fund                               -1.85%           N/A               -0.30%
Putnam VT New Opportunities Fund                          -33.40%          N/A                4.49%
Putnam VT New Value Fund                                  14.41%           N/A               -0.26%
Putnam VT OTC & Emerging Growth Fund                      -57.89%          N/A               -6.62%
Putnam VT Research Fund                                   -9.56%           N/A                3.26%
Putnam VT Small Cap Value Fund                            16.44%           N/A               11.39%
Putnam VT Technology Fund*                                  N/A            N/A              -46.62%
Putnam VT Utilities Growth and Income Fund                 9.63%           N/A                5.36%
Putnam VT Vista Fund                                      -11.63%          N/A               15.13%
Putnam VT Voyager Fund                                    -23.88%          N/A                6.62%
Putnam VT Voyager Fund II*                                  N/A            N/A              -32.96%

*The standardized total returns for the Putnam American Government Income, Putnam Capital Appreciation, Putnam Growth Opportunities, Putnam Technology and Putnam Voyager II Variable Sub-Accounts are not annualized.


(With the Earnings Protection Death Benefit Option (assuming age of oldest Contract Owner and Annuitant is between 66 and 75 on the Rider Application Date) and Enhanced Beneficiary Protection Option)

VARIABLE SUB-ACCOUNT
--------------------
                                                        1 YEAR (%)     5 YEAR (%)     SINCE INCEPTION (%)
                                                        ----------     ----------     -------------------
Putnam VT American Government Income Fund*                  N/A            N/A                4.63%
Putnam VT Asia Pacific Growth Fund                        -51.33%          N/A               -6.73%
Putnam VT Capital Appreciation Fund*                        N/A            N/A              -14.81%
Putnam VT Diversified Income Fund                         -7.93%           N/A               -5.88%
Putnam VT The George Putnam Fund of Boston                 1.70%           N/A               -3.80%
Putnam VT Global Asset Allocation Fund                    -12.54%          N/A               -3.89%
Putnam VT Global Growth Fund                              -36.99%          N/A                1.01%
Putnam VT Growth and Income Fund                           0.03%           N/A               -5.58%
Putnam VT Growth Opportunities Fund*                        N/A            N/A              -32.02%
Putnam VT Health Sciences Fund                            30.56%           N/A               21.30%
Putnam VT High Yield Fund                                 -16.12%          N/A              -10.59%
Putnam VT Income Fund                                     -0.10%           N/A               -2.14%
Putnam VT International Growth Fund                       -17.16%          N/A               12.45%
Putnam VT International Growth and Income Fund            -6.45%           N/A                1.64%
Putnam VT International New Opportunities Fund            -45.75%          N/A                1.70%
Putnam VT Investors Fund                                  -26.07%          N/A               -5.56%
Putnam VT Money Market Fund                               -2.01%           N/A               -0.46%
Putnam VT New Opportunities Fund                          -33.51%          N/A                4.32%
Putnam VT New Value Fund                                  14.23%           N/A               -0.42%
Putnam VT OTC & Emerging Growth Fund                      -57.97%          N/A               -6.77%
Putnam VT Research Fund                                   -9.71%           N/A                3.10%
Putnam VT Small Cap Value Fund                            16.26%           N/A               11.21%
Putnam VT Technology Fund*                                  N/A            N/A              -46.67%
Putnam VT Utilities Growth and Income Fund                 9.45%           N/A                5.19%
Putnam VT Vista Fund                                      -11.77%          N/A               14.95%
Putnam VT Voyager Fund                                    -24.01%          N/A                6.45%
Putnam VT Voyager Fund II*                                  N/A            N/A              -32.98%

*The standardized total returns for the Putnam American Government Income, Putnam Capital Appreciation, Putnam Growth Opportunities, Putnam Technology and Putnam Voyager II Variable Sub-Accounts are not annualized.

(With Retirement Income Guarantee Rider 2)

VARIABLE SUB-ACCOUNT
--------------------
                                                        1 YEAR (%)     5 YEAR (%)     SINCE INCEPTION (%)
                                                        ----------     ----------     -------------------
Putnam VT American Government Income Fund*                  N/A            N/A                4.82%
Putnam VT Asia Pacific Growth Fund                        -51.36%          N/A               -6.57%
Putnam VT Capital Appreciation Fund*                        N/A            N/A              -15.02%
Putnam VT Diversified Income Fund                         -7.74%           N/A               -5.77%
Putnam VT The George Putnam Fund of Boston                 1.93%           N/A               -3.69%
Putnam VT Global Asset Allocation Fund                    -12.38%          N/A               -3.76%
Putnam VT Global Growth Fund                              -36.96%          N/A                1.22%
Putnam VT Growth and Income Fund                           0.25%           N/A               -5.49%
Putnam VT Growth Opportunities Fund*                        N/A            N/A              -31.99%
Putnam VT Health Sciences Fund                            30.93%           N/A               21.57%
Putnam VT High Yield Fund                                 -15.98%          N/A              -10.50%
Putnam VT Income Fund                                      0.12%           N/A               -2.02%
Putnam VT International Growth Fund                       -17.02%          N/A               12.71%
Putnam VT International Growth and Income Fund            -6.26%           N/A                1.80%
Putnam VT International New Opportunities Fund            -45.76%          N/A                1.93%
Putnam VT Investors Fund                                  -25.98%          N/A               -5.42%
Putnam VT Money Market Fund                               -1.80%           N/A               -0.32%
Putnam VT New Opportunities Fund                          -33.45%          N/A                4.56%
Putnam VT New Value Fund                                  14.52%           N/A               -0.31%
Putnam VT OTC & Emerging Growth Fund                      -58.04%          N/A               -6.59%
Putnam VT Research Fund                                   -9.53%           N/A                3.28%
Putnam VT Small Cap Value Fund                            16.56%           N/A               11.42%
Putnam VT Technology Fund*                                  N/A            N/A              -46.84%

Putnam VT Utilities Growth and Income Fund                 9.72%           N/A               5.36%
Putnam VT Vista Fund                                      -11.61%          N/A              15.24%
Putnam VT Voyager Fund                                    -23.91%          N/A               6.68%
Putnam VT Voyager Fund II*                                  N/A            N/A             -33.21%

*The standardized total returns for the Putnam American Government Income, Putnam Capital Appreciation, Putnam Growth Opportunities, Putnam Technology and Putnam Voyager II Variable Sub-Accounts are not annualized.


(With the Earnings Protection Death Benefit Option (assuming age of oldest Contract Owner and Annuitant is 65 or younger on the Rider Application Date) and Retirement Income Guarantee Rider 2)

VARIABLE SUB-ACCOUNT
--------------------
                                                        1 YEAR (%)     5 YEAR (%)     SINCE INCEPTION (%)
                                                        ----------     ----------     -------------------
Putnam VT American Government Income Fund*                  N/A            N/A                4.62%
Putnam VT Asia Pacific Growth Fund                        -51.47%          N/A               -6.77%
Putnam VT Capital Appreciation Fund*                        N/A            N/A              -15.06%
Putnam VT Diversified Income Fund                         -7.94%           N/A               -5.97%
Putnam VT The George Putnam Fund of Boston                 1.71%           N/A               -3.90%
Putnam VT Global Asset Allocation Fund                    -12.57%          N/A               -3.97%
Putnam VT Global Growth Fund                              -37.10%          N/A                1.00%
Putnam VT Growth and Income Fund                           0.04%           N/A               -5.69%
Putnam VT Growth Opportunities Fund*                        N/A            N/A              -32.13%
Putnam VT Health Sciences Fund                            30.66%           N/A               21.31%
Putnam VT High Yield Fund                                 -16.16%          N/A              -10.70%
Putnam VT Income Fund                                     -0.09%           N/A               -2.23%
Putnam VT International Growth Fund                       -17.20%          N/A               12.47%
Putnam VT International Growth and Income Fund            -6.47%           N/A                1.58%
Putnam VT International New Opportunities Fund            -45.88%          N/A                1.71%
Putnam VT Investors Fund                                  -26.14%          N/A               -5.62%
Putnam VT Money Market Fund                               -2.01%           N/A               -0.53%
Putnam VT New Opportunities Fund                          -33.60%          N/A                4.34%
Putnam VT New Value Fund                                  14.28%           N/A               -0.52%
Putnam VT OTC & Emerging Growth Fund                      -58.13%          N/A               -6.79%
Putnam VT Research Fund                                   -9.73%           N/A                3.06%
Putnam VT Small Cap Value Fund                            16.31%           N/A               11.18%
Putnam VT Technology Fund*                                  N/A            N/A              -46.90%
Putnam VT Utilities Growth and Income Fund                 9.49%           N/A                5.13%
Putnam VT Vista Fund                                      -11.80%          N/A               14.99%
Putnam VT Voyager Fund                                    -24.07%          N/A                6.45%
Putnam VT Voyager Fund II*                                  N/A            N/A              -33.24%


*The standardized total returns for the Putnam American Government Income, Putnam Capital Appreciation, Putnam Growth Opportunities, Putnam Technology and Putnam Voyager II Variable Sub-Accounts are not annualized.


(With the Earnings Protection Death Benefit Option (assuming age of oldest Contract Owner and Annuitant is between 66 and 75 on the Rider Application Date) and Retirement Income Guarantee Rider 2)

VARIABLE SUB-ACCOUNT
--------------------
                                                        1 YEAR (%)     5 YEAR (%)     SINCE INCEPTION (%)
                                                        ----------     ----------     -------------------
Putnam VT American Government Income Fund*                  N/A            N/A                4.47%
Putnam VT Asia Pacific Growth Fund                        -51.56%          N/A               -6.93%
Putnam VT Capital Appreciation Fund*                        N/A            N/A              -15.10%
Putnam VT Diversified Income Fund                         -8.09%           N/A               -6.13%
Putnam VT The George Putnam Fund of Boston                 1.54%           N/A               -4.05%
Putnam VT Global Asset Allocation Fund                    -12.71%          N/A               -4.13%
Putnam VT Global Growth Fund                              -37.20%          N/A                0.84%
Putnam VT Growth and Income Fund                          -0.12%           N/A               -5.84%
Putnam VT Growth Opportunities Fund*                        N/A            N/A              -32.23%
Putnam VT Health Sciences Fund                            30.45%           N/A               21.12%
Putnam VT High Yield Fund                                 -16.30%          N/A              -10.85%
Putnam VT Income Fund                                     -0.26%           N/A               -2.39%

Putnam VT International Growth Fund                       -17.34%          N/A               12.29%
Putnam VT International Growth and Income Fund            -6.62%           N/A                1.42%
Putnam VT International New Opportunities Fund            -45.98%          N/A                1.55%
Putnam VT Investors Fund                                  -26.27%          N/A               -5.78%
Putnam VT Money Market Fund                               -2.17%           N/A               -0.69%
Putnam VT New Opportunities Fund                          -33.71%          N/A                4.17%
Putnam VT New Value Fund                                  14.10%           N/A               -0.68%
Putnam VT OTC & Emerging Growth Fund                      -58.21%          N/A               -6.94%
Putnam VT Research Fund                                   -9.87%           N/A                2.89%
Putnam VT Small Cap Value Fund                            16.13%           N/A               11.00%
Putnam VT Technology Fund*                                  N/A            N/A              -46.94%
Putnam VT Utilities Growth and Income Fund                 9.31%           N/A                4.97%
Putnam VT Vista Fund                                      -11.95%          N/A               14.81%
Putnam VT Voyager Fund                                    -24.20%          N/A                6.28%
Putnam VT Voyager Fund II*                                  N/A            N/A              -33.27%

*The standardized total returns for the Putnam American Government Income, Putnam Capital Appreciation, Putnam Growth Opportunities, Putnam Technology and Putnam Voyager II Variable Sub-Accounts are not annualized.


(With the Earnings Protection Death Benefit Option (assuming age of oldest Contract Owner and Annuitant is 65 or younger on the Rider Application Date), Enhanced Beneficiary Protection Option and Retirement Income Guarantee Rider 2)

VARIABLE SUB-ACCOUNT
--------------------
                                                        1 YEAR (%)     5 YEAR (%)     SINCE INCEPTION (%)
                                                        ----------     ----------     -------------------
Putnam VT American Government Income Fund*                  N/A            N/A               4.47%
Putnam VT Asia Pacific Growth Fund                        -51.56%          N/A              -6.93%
Putnam VT Capital Appreciation Fund*                        N/A            N/A             -15.10%
Putnam VT Diversified Income Fund                         -8.09%           N/A              -6.13%
Putnam VT The George Putnam Fund of Boston                 1.54%           N/A              -4.05%
Putnam VT Global Asset Allocation Fund                    -12.71%          N/A              -4.13%
Putnam VT Global Growth Fund                              -37.20%          N/A               0.84%
Putnam VT Growth and Income Fund                          -0.12%           N/A              -5.84%
Putnam VT Growth Opportunities Fund*                        N/A            N/A             -32.23%
Putnam VT Health Sciences Fund                            30.45%           N/A              21.12%
Putnam VT High Yield Fund                                 -16.30%          N/A             -10.85%
Putnam VT Income Fund                                     -0.26%           N/A              -2.39%
Putnam VT International Growth Fund                       -17.34%          N/A              12.29%
Putnam VT International Growth and Income Fund            -6.62%           N/A               1.42%
Putnam VT International New Opportunities Fund            -45.98%          N/A               1.55%
Putnam VT Investors Fund                                  -26.27%          N/A              -5.78%
Putnam VT Money Market Fund                               -2.17%           N/A              -0.69%
Putnam VT New Opportunities Fund                          -33.71%          N/A               4.17%
Putnam VT New Value Fund                                  14.10%           N/A              -0.68%
Putnam VT OTC & Emerging Growth Fund                      -58.21%          N/A              -6.94%
Putnam VT Research Fund                                   -9.87%           N/A               2.89%
Putnam VT Small Cap Value Fund                            16.13%           N/A              11.00%
Putnam VT Technology Fund*                                  N/A            N/A             -46.94%
Putnam VT Utilities Growth and Income Fund                 9.31%           N/A               4.97%
Putnam VT Vista Fund                                      -11.95%          N/A              14.81%
Putnam VT Voyager Fund                                    -24.20%          N/A               6.28%
Putnam VT Voyager Fund II*                                  N/A            N/A             -33.27%


*The standardized total returns for the Putnam American Government Income, Putnam Capital Appreciation, Putnam Growth Opportunities, Putnam Technology and Putnam Voyager II Variable Sub-Accounts are not annualized.


(With the Earnings Protection Death Benefit Option (assuming age of oldest Contract Owner and Annuitant is between 66 and 75 on the Rider Application
Date), Enhanced Beneficiary Protection Option and Retirement Income Guarantee Rider 2)

VARIABLE SUB-ACCOUNT
--------------------
                                                        1 YEAR (%)     5 YEAR (%)     SINCE INCEPTION (%)
                                                        ----------     ----------     -------------------
Putnam VT American Government Income Fund*                  N/A            N/A               4.31%
Putnam VT Asia Pacific Growth Fund                        -51.64%          N/A              -7.08%
Putnam VT Capital Appreciation Fund*                        N/A            N/A             -15.13%
Putnam VT Diversified Income Fund                         -8.24%           N/A              -6.28%
Putnam VT The George Putnam Fund of Boston                 1.38%           N/A              -4.21%
Putnam VT Global Asset Allocation Fund                    -12.85%          N/A              -4.28%
Putnam VT Global Growth Fund                              -37.31%          N/A               0.67%
Putnam VT Growth and Income Fund                          -0.29%           N/A              -6.00%
Putnam VT Growth Opportunities Fund*                        N/A            N/A             -32.33%
Putnam VT Health Sciences Fund                            30.24%           N/A              20.93%
Putnam VT High Yield Fund                                 -16.43%          N/A             -10.99%
Putnam VT Income Fund                                     -0.42%           N/A              -2.54%
Putnam VT International Growth Fund                       -17.47%          N/A              12.11%
Putnam VT International Growth and Income Fund            -6.77%           N/A               1.25%
Putnam VT International New Opportunities Fund            -46.07%          N/A               1.38%
Putnam VT Investors Fund                                  -26.39%          N/A              -5.93%
Putnam VT Money Market Fund                               -2.33%           N/A              -0.85%
Putnam VT New Opportunities Fund                          -33.82%          N/A               4.00%
Putnam VT New Value Fund                                  13.91%           N/A              -0.84%
Putnam VT OTC & Emerging Growth Fund                      -58.28%          N/A              -7.10%
Putnam VT Research Fund                                   -10.02%          N/A               2.73%
Putnam VT Small Cap Value Fund                            15.94%           N/A              10.83%
Putnam VT Technology Fund*                                  N/A            N/A             -46.98%
Putnam VT Utilities Growth and Income Fund                 9.14%           N/A               4.80%
Putnam VT Vista Fund                                      -12.09%          N/A              14.63%
Putnam VT Voyager Fund                                    -24.32%          N/A               6.11%
Putnam VT Voyager Fund II*                                  N/A            N/A             -33.30%


*The standardized total returns for the Putnam American Government Income, Putnam Capital Appreciation, Putnam Growth Opportunities, Putnam Technology and Putnam Voyager II Variable Sub-Accounts are not annualized.


Non-Standardized Total Returns

Set out below are the non-standardized total returns for each Variable Sub-Account since its inception through December 31, 2000. All of the Variable Sub-Accounts commenced operations on April 30, 1999 except for the Putnam American Government Income and Putnam Growth Opportunities Variable Sub-Accounts, which commenced operations on February 4, 2000, the Putnam Technology Variable Sub-Account, which commenced operations on July 17, 2000, and the Putnam Capital Appreciation and Putnam Voyager II Variable Sub-Accounts, which commenced operations on October 2, 2000. The non-standardized total returns shown below do not reflect withdrawal charges or the $30 annual contract maintenance charge that may be imposed under the Putnam Allstate Advisor Contract. No non-standardized performance is shown for Contracts with Retirement Income Guarantee Rider 2.




(Without the Earnings Protection Death Benefit Option, Enhanced Beneficiary Protection Option or Retirement Income Guarantee Rider)

VARIABLE SUB-ACCOUNT                                           WITH STANDARD DEATH BENEFIT, 1.25%
--------------------                                           ----------------------------------
                                                        1 YEAR (%)     5 YEAR (%)     SINCE INCEPTION (%)
                                                        ----------     ----------     -------------------
Putnam VT American Government Income Fund*                  N/A            N/A              11.15%
Putnam VT Asia Pacific Growth Fund                        -45.03%          N/A              -2.49%
Putnam VT Capital Appreciation Fund*                        N/A            N/A              -8.69%
Putnam VT Diversified Income Fund                         -1.41%           N/A              -1.64%
Putnam VT The George Putnam Fund of Boston                 8.26%           N/A               0.40%
Putnam VT Global Asset Allocation Fund                    -6.05%           N/A               0.30%
Putnam VT Global Growth Fund                              -30.62%          N/A               5.10%
Putnam VT Growth and Income Fund                           6.58%           N/A              -1.35%

Putnam VT Growth Opportunities Fund*                        N/A            N/A             -25.66%
Putnam VT Health Sciences Fund                            37.26%           N/A              25.09%
Putnam VT High Yield Fund                                 -9.65%           N/A              -6.25%
Putnam VT Income Fund                                      6.45%           N/A               2.02%
Putnam VT International Growth Fund                       -10.69%          N/A              16.35%
Putnam VT International Growth and Income Fund             0.07%           N/A               5.72%
Putnam VT International New Opportunities Fund            -39.43%          N/A               5.77%
Putnam VT Investors Fund                                  -19.65%          N/A              -1.34%
Putnam VT Money Market Fund                                4.53%           N/A               3.67%
Putnam VT New Opportunities Fund                          -27.12%          N/A               8.35%
Putnam VT New Value Fund                                  20.85%           N/A               3.71%
Putnam VT OTC & Emerging Growth Fund                      -51.70%          N/A              -2.53%
Putnam VT Research Fund                                   -3.20%           N/A               7.16%
Putnam VT Small Cap Value Fund                            22.89%           N/A              15.14%
Putnam VT Technology Fund*                                  N/A            N/A             -40.51%
Putnam VT Utilities Growth and Income Fund                16.05%           N/A               9.22%
Putnam VT Vista Fund                                      -5.28%           N/A              18.81%
Putnam VT Voyager Fund                                    -17.58%          N/A              10.44%
Putnam VT Voyager Fund II*                                  N/A            N/A             -26.88%

*The non-standardized total returns for the Putnam American Government Income, Putnam Capital Appreciation, Putnam Growth Opportunities, Putnam Technology and Putnam Voyager II Variable Sub-Accounts are not annualized.

(With the Enhanced Beneficiary Protection Option)

VARIABLE SUB-ACCOUNT
--------------------
                                                        1 YEAR (%)     5 YEAR (%)     SINCE INCEPTION (%)
                                                        ----------     ----------     -------------------
Putnam VT American Government Income Fund*                  N/A            N/A              11.00%
Putnam VT Asia Pacific Growth Fund                        -45.11%          N/A              -2.64%
Putnam VT Capital Appreciation Fund*                        N/A            N/A              -8.72%
Putnam VT Diversified Income Fund                         -1.56%           N/A              -1.79%
Putnam VT The George Putnam Fund of Boston                 8.09%           N/A               0.25%
Putnam VT Global Asset Allocation Fund                    -6.19%           N/A               0.15%
Putnam VT Global Growth Fund                              -30.73%          N/A               4.94%
Putnam VT Growth and Income Fund                           6.42%           N/A              -1.50%
Putnam VT Growth Opportunities Fund*                        N/A            N/A             -25.76%
Putnam VT Health Sciences Fund                            37.06%           N/A              24.90%
Putnam VT High Yield Fund                                 -9.78%           N/A              -6.40%
Putnam VT Income Fund                                      6.29%           N/A               1.87%
Putnam VT International Growth Fund                       -10.83%          N/A              16.17%
Putnam VT International Growth and Income Fund            -0.08%           N/A               5.56%
Putnam VT International New Opportunities Fund            -39.52%          N/A               5.61%
Putnam VT Investors Fund                                  -19.77%          N/A              -1.49%
Putnam VT Money Market Fund                                4.37%           N/A               3.51%
Putnam VT New Opportunities Fund                          -27.23%          N/A               8.19%
Putnam VT New Value Fund                                  20.67%           N/A               3.56%
Putnam VT OTC & Emerging Growth Fund                      -51.78%          N/A              -2.68%
Putnam VT Research Fund                                   -3.35%           N/A               6.99%
Putnam VT Small Cap Value Fund                            22.71%           N/A              14.96%
Putnam VT Technology Fund*                                  N/A            N/A             -40.55%
Putnam VT Utilities Growth and Income Fund                15.88%           N/A               9.05%
Putnam VT Vista Fund                                      -5.42%           N/A              18.63%
Putnam VT Voyager Fund                                    -17.70%          N/A              10.27%
Putnam VT Voyager Fund II*                                  N/A            N/A             -26.90%

*The non-standardized total returns for the Putnam American Government Income, Putnam Capital Appreciation, Putnam Growth Opportunities, Putnam Technology and Putnam Voyager II Variable Sub-Accounts are not annualized.


(With the Earnings Protection Death Benefit Option, assuming age of oldest Contract Owner and Annuitant is 65 or younger on the Rider Application Date)

VARIABLE SUB-ACCOUNT
--------------------
                                                        1 YEAR (%)     5 YEAR (%)     SINCE INCEPTION (%)
                                                        ----------     ----------     -------------------
Putnam VT American Government Income Fund*                  N/A            N/A              10.95%
Putnam VT Asia Pacific Growth Fund                        -45.14%          N/A              -2.69%
Putnam VT Capital Appreciation Fund*                        N/A            N/A              -8.73%
Putnam VT Diversified Income Fund                         -1.61%           N/A              -1.84%
Putnam VT The George Putnam Fund of Boston                 8.04%           N/A               0.20%
Putnam VT Global Asset Allocation Fund                    -6.24%           N/A               0.10%
Putnam VT Global Growth Fund                              -30.76%          N/A               4.88%
Putnam VT Growth and Income Fund                           6.37%           N/A              -1.55%
Putnam VT Growth Opportunities Fund*                        N/A            N/A             -25.80%
Putnam VT Health Sciences Fund                            36.99%           N/A              24.84%
Putnam VT High Yield Fund                                 -9.83%           N/A              -6.44%
Putnam VT Income Fund                                      6.24%           N/A               1.81%
Putnam VT International Growth Fund                       -10.87%          N/A              16.12%
Putnam VT International Growth and Income Fund            -0.13%           N/A               5.51%
Putnam VT International New Opportunities Fund            -39.55%          N/A               5.56%
Putnam VT Investors Fund                                  -19.81%          N/A              -1.54%
Putnam VT Money Market Fund                                4.32%           N/A               3.46%
Putnam VT New Opportunities Fund                          -27.27%          N/A               8.13%
Putnam VT New Value Fund                                  20.61%           N/A               3.50%
Putnam VT OTC & Emerging Growth Fund                      -51.80%          N/A              -2.72%
Putnam VT Research Fund                                   -3.40%           N/A               6.94%
Putnam VT Small Cap Value Fund                            22.65%           N/A              14.91%
Putnam VT Technology Fund*                                  N/A            N/A             -40.57%
Putnam VT Utilities Growth and Income Fund                15.82%           N/A               9.00%
Putnam VT Vista Fund                                      -5.47%           N/A              18.57%
Putnam VT Voyager Fund                                    -17.74%          N/A              10.22%
Putnam VT Voyager Fund II*                                  N/A            N/A             -26.91%

*The non-standardized total returns for the Putnam American Government Income, Putnam Capital Appreciation, Putnam Growth Opportunities, Putnam Technology and Putnam Voyager II Variable Sub-Accounts are not annualized.


(With the Earnings Protection Death Benefit Option, assuming age of oldest Contract Owner and Annuitant is between 66 and 75 on the Rider Application Date)

VARIABLE SUB-ACCOUNT
--------------------
                                                        1 YEAR (%)     5 YEAR (%)     SINCE INCEPTION (%)
                                                        ----------     ----------     -------------------
Putnam VT American Government Income Fund*                  N/A            N/A              10.80%
Putnam VT Asia Pacific Growth Fund                        -45.23%          N/A              -2.84%
Putnam VT Capital Appreciation Fund*                        N/A            N/A              -8.76%
Putnam VT Diversified Income Fund                         -1.76%           N/A              -1.99%
Putnam VT The George Putnam Fund of Boston                 7.88%           N/A               0.04%
Putnam VT Global Asset Allocation Fund                    -6.38%           N/A              -0.05%
Putnam VT Global Growth Fund                              -30.87%          N/A               4.73%
Putnam VT Growth and Income Fund                           6.21%           N/A              -1.70%
Putnam VT Growth Opportunities Fund*                        N/A            N/A             -25.90%
Putnam VT Health Sciences Fund                            36.78%           N/A              24.65%
Putnam VT High Yield Fund                                 -9.97%           N/A              -6.58%
Putnam VT Income Fund                                      6.08%           N/A               1.66%
Putnam VT International Growth Fund                       -11.01%          N/A              15.94%
Putnam VT International Growth and Income Fund            -0.29%           N/A               5.35%
Putnam VT International New Opportunities Fund            -39.64%          N/A               5.40%
Putnam VT Investors Fund                                  -19.93%          N/A              -1.69%
Putnam VT Money Market Fund                                4.16%           N/A               3.30%
Putnam VT New Opportunities Fund                          -27.38%          N/A               7.97%
Putnam VT New Value Fund                                  20.43%           N/A               3.35%
Putnam VT OTC & Emerging Growth Fund                      -51.88%          N/A              -2.87%
Putnam VT Research Fund                                   -3.54%           N/A               6.78%
Putnam VT Small Cap Value Fund                            22.46%           N/A              14.73%
Putnam VT Technology Fund*                                  N/A            N/A             -40.61%
Putnam VT Utilities Growth and Income Fund                15.64%           N/A               8.83%

Putnam VT Vista Fund                                      -5.61%           N/A              18.39%
Putnam VT Voyager Fund                                    -17.87%          N/A              10.05%
Putnam VT Voyager Fund II*                                  N/A            N/A             -26.94%

*The non-standardized total returns for the Putnam American Government Income, Putnam Capital Appreciation, Putnam Growth Opportunities, Putnam Technology and Putnam Voyager II Variable Sub-Accounts are not annualized.


(With the Earnings Protection Death Benefit Option (assuming age of oldest Contract Owner and Annuitant is 65 or younger on the Rider Application Date) and Enhanced Beneficiary Protection Option)

VARIABLE SUB-ACCOUNT
--------------------
                                                        1 YEAR (%)     5 YEAR (%)     SINCE INCEPTION (%)
                                                        ----------     ----------     -------------------
Putnam VT American Government Income Fund*                  N/A            N/A              10.80%
Putnam VT Asia Pacific Growth Fund                        -45.23%          N/A              -2.84%
Putnam VT Capital Appreciation Fund*                        N/A            N/A              -8.76%
Putnam VT Diversified Income Fund                         -1.76%           N/A              -1.99%
Putnam VT The George Putnam Fund of Boston                 7.88%           N/A               0.04%
Putnam VT Global Asset Allocation Fund                    -6.38%           N/A              -0.05%
Putnam VT Global Growth Fund                              -30.87%          N/A               4.73%
Putnam VT Growth and Income Fund                           6.21%           N/A              -1.70%
Putnam VT Growth Opportunities Fund*                        N/A            N/A             -25.90%
Putnam VT Health Sciences Fund                            36.78%           N/A              24.65%
Putnam VT High Yield Fund                                 -9.97%           N/A              -6.58%
Putnam VT Income Fund                                      6.08%           N/A               1.66%
Putnam VT International Growth Fund                       -11.01%          N/A              15.94%
Putnam VT International Growth and Income Fund            -0.29%           N/A               5.35%
Putnam VT International New Opportunities Fund            -39.64%          N/A               5.40%
Putnam VT Investors Fund                                  -19.93%          N/A              -1.69%
Putnam VT Money Market Fund                                4.16%           N/A               3.30%
Putnam VT New Opportunities Fund                          -27.38%          N/A               7.97%
Putnam VT New Value Fund                                  20.43%           N/A               3.35%
Putnam VT OTC & Emerging Growth Fund                      -51.88%          N/A              -2.87%
Putnam VT Research Fund                                   -3.54%           N/A               6.78%
Putnam VT Small Cap Value Fund                            22.46%           N/A              14.73%
Putnam VT Technology Fund*                                  N/A            N/A             -40.61%
Putnam VT Utilities Growth and Income Fund                15.64%           N/A               8.83%
Putnam VT Vista Fund                                      -5.61%           N/A              18.39%
Putnam VT Voyager Fund                                    -17.87%          N/A              10.05%
Putnam VT Voyager Fund II*                                  N/A            N/A             -26.94%

*The non-standardized total returns for the Putnam American Government Income, Putnam Capital Appreciation, Putnam Growth Opportunities, Putnam Technology and Putnam Voyager II Variable Sub-Accounts are not annualized.


(With the Earnings Protection Death Benefit Option (assuming age of oldest Contract Owner and Annuitant is between 66 and 75 on the Rider Application Date) and Enhanced Beneficiary Protection Option)

VARIABLE SUB-ACCOUNT
--------------------
                                                    1 YEAR (%)      5 YEAR (%)       SINCE INCEPTION (%)
                                                    ----------      ----------       -------------------
Putnam VT American Government Income Fund*              N/A             N/A                10.64%
Putnam VT Asia Pacific Growth Fund                    -45.31%           N/A                -2.98%
Putnam VT Capital Appreciation Fund*                    N/A             N/A                -8.80%
Putnam VT Diversified Income Fund                     -1.91%            N/A                -2.14%
Putnam VT The George Putnam Fund of Boston             7.71%            N/A                -0.11%
Putnam VT Global Asset Allocation Fund                -6.52%            N/A                -0.20%
Putnam VT Global Growth Fund                          -30.97%           N/A                 4.57%
Putnam VT Growth and Income Fund                       6.05%            N/A                -1.84%
Putnam VT Growth Opportunities Fund*                    N/A             N/A               -26.00%
Putnam VT Health Sciences Fund                        36.57%            N/A                24.46%
Putnam VT High Yield Fund                             -10.10%           N/A                -6.73%
Putnam VT Income Fund                                  5.92%            N/A                 1.51%
Putnam VT International Growth Fund                   -11.14%           N/A                15.76%
Putnam VT International Growth and Income Fund        -0.44%            N/A                 5.19%
Putnam VT International New Opportunities Fund        -39.74%           N/A                 5.24%
Putnam VT Investors Fund                              -20.06%           N/A                -1.84%
Putnam VT Money Market Fund                            4.00%            N/A                 3.14%
Putnam VT New Opportunities Fund                      -27.49%           N/A                 7.80%
Putnam VT New Value Fund                              20.25%            N/A                 3.19%
Putnam VT OTC & Emerging Growth Fund                  -51.95%           N/A                -3.02%
Putnam VT Research Fund                               -3.69%            N/A                 6.62%
Putnam VT Small Cap Value Fund                        22.28%            N/A                14.56%
Putnam VT Technology Fund*                              N/A             N/A               -40.65%
Putnam VT Utilities Growth and Income Fund            15.47%            N/A                 8.67%
Putnam VT Vista Fund                                  -5.76%            N/A                18.21%
Putnam VT Voyager Fund                                -17.99%           N/A                 9.88%
Putnam VT Voyager Fund II*                              N/A             N/A               -26.97%


*The non-standardized total returns for the Putnam American Government Income, Putnam Capital Appreciation, Putnam Growth Opportunities, Putnam Technology and Putnam Voyager II Variable Sub-Accounts are not annualized.



Adjusted Historical Total Returns

Set out below are the adjusted historical total returns for each Variable Sub-Account since the Fund's inception through December 31, 2000. Adjusted historical total returns are computed in the same manner as standardized total returns, except that the performance figures shown are based on the Funds' historical performance since the inception of the Funds rather than the inception of the Variable Sub-Accounts.




(Without the Earnings Protection Death Benefit Option, the Enhanced Beneficiary Protection Option or a Retirement Income Guarantee Rider)


                                                        WITH STANDARD DEATH
                                                           BENEFIT, 1.25%
                                                    ---------------------------                10 YEAR OR SINCE
VARIABLE SUB-ACCOUNT                                INCEPTION DATE   1 YEAR (%)    5 YEAR (%)    INCEPTION (%)*
--------------------                                --------------   ----------    ----------  -----------------
Putnam VT American Government Income Fund**             1/31/00          N/A           N/A             5.12%
Putnam VT Asia Pacific Growth Fund                       5/1/95        -51.05%        -1.64%          -1.22%
Putnam VT Capital Appreciation Fund**                   9/28/00          N/A           N/A            -46.13%
Putnam VT Diversified Income Fund                       9/15/93        -7.43%         1.26%            2.88%
Putnam VT The George Putnam Fund of Boston              4/30/98         2.24%          N/A             1.53%
Putnam VT Global Asset Allocation Fund                   2/1/88        -12.06%        8.93%           10.12%
Putnam VT Global Growth Fund                             5/1/90        -36.64%        13.11%          11.74%
Putnam VT Growth and Income Fund                         2/1/88         0.57%         11.97%          13.03%
Putnam VT Growth Opportunities Fund**                   1/31/00          N/A           N/A            -31.17%
Putnam VT Health Sciences Fund                          4/30/98        31.25%          N/A            12.14%
Putnam VT High Yield Fund                                2/1/88        -15.66%        1.39%            9.46%
Putnam VT Income Fund                                    2/1/88         0.43%         3.01%            6.07%
Putnam VT International Growth Fund                      1/2/97        -16.71%         N/A            16.57%

Putnam VT International Growth and Income Fund           1/2/97        -5.95%          N/A            11.48%
Putnam VT International New Opportunities Fund           1/2/97        -45.45%         N/A             7.13%
Putnam VT Investors Fund                                4/30/98        -25.67%         N/A             4.99%
Putnam VT Money Market Fund                              2/1/88        -1.49%         3.17%            3.20%
Putnam VT New Opportunities Fund                         5/2/94        -33.14%        14.19%          17.88%
Putnam VT New Value Fund                                 1/2/97        14.84%          N/A             8.95%
Putnam VT OTC & Emerging Growth Fund                    4/30/98        -57.72%         N/A             1.00%
Putnam VT Research Fund                                 9/29/98        -9.22%          N/A            15.98%
Putnam VT Small Cap Value Fund                          4/30/99        16.88%          N/A            11.80%
Putnam VT Technology Fund**                             6/14/00          N/A           N/A            -59.06%
Putnam VT Utilities Growth and Income Fund               5/1/92        10.04%         12.67%          11.58%
Putnam VT Vista Fund                                     1/2/97        -11.30%         N/A            18.96%
Putnam VT Voyager Fund                                   2/1/88        -23.59%        16.67%          18.68%
Putnam VT Voyager Fund II**                             9/28/00          N/A           N/A            -78.79%

* Each of the above Funds (Class IB shares) corresponding to the Variable Sub-Accounts commenced operations on April 30, 1998, except for the Putnam VT Diversified Income, Growth and Income, and International Growth Funds, which commenced operations on April 6, 1998, the Putnam VT Research Fund, which commenced operations September 30, 1998, the Putnam VT Small Cap Value Fund, which commenced operations April 30, 1999, the Putnam VT American Government Fund and Putnam VT Growth Opportunities Fund, which commenced operations on January 31, 2000, the Putnam VT Technology Fund, which commenced operations on June 14, 2000, and the Putnam VT Capital Appreciation and Putnam VT Voyager II Funds, which commenced operations on September 1, 2000. For periods prior to the inception dates of the Funds (Class IB shares), the performance shown is based on the historical performance of the Funds (Class IA shares), adjusted to reflect the current expenses of the Funds (Class IB shares). The inception dates for the Funds (Class IA shares) are shown in the table above:

** The adjusted historical total returns for the Putnam American Government Income, Putnam Capital Appreciation, Putnam Growth Opportunities, Putnam Technology and Putnam Voyager II Variable Sub-Accounts are not annualized.

(With the Enhanced Beneficiary Protection Option)*

                                                                                               10 YEAR OR SINCE
VARIABLE SUB-ACCOUNT                                INCEPTION DATE   1 YEAR (%)    5 YEAR (%)    INCEPTION (%)*
--------------------                                --------------   ----------    ----------  -----------------
Putnam VT American Government Income Fund***             1/31/00         N/A          N/A             4.96%
Putnam VT Asia Pacific Growth Fund                       5/1/95        -51.13%      -1.79%            -1.37%
Putnam VT Capital Appreciation Fund***                   9/28/00         N/A          N/A            -46.21%
Putnam VT Diversified Income Fund                        9/15/93        -7.58%       1.10%            2.72%
Putnam VT The George Putnam Fund of Boston               4/30/98        2.08%         N/A             1.37%
Putnam VT Global Asset Allocation Fund                   2/1/88        -12.21%       8.76%            9.95%
Putnam VT Global Growth Fund                             5/1/90        -36.75%      12.93%            11.57%
Putnam VT Growth and Income Fund                         2/1/88         0.40%       11.80%            12.86%
Putnam VT Growth Opportunities Fund***                   1/31/00         N/A          N/A            -31.28%
Putnam VT Health Sciences Fund                           4/30/98        31.04%        N/A             11.97%
Putnam VT High Yield Fund                                2/1/88        -15.80%       1.23%            9.29%
Putnam VT Income Fund                                    2/1/88         0.27%        2.85%            5.91%
Putnam VT International Growth Fund                      1/2/97        -16.84%        N/A             16.39%
Putnam VT International Growth and Income Fund           1/2/97         -6.10%        N/A             11.31%
Putnam VT International New Opportunities Fund           1/2/97        -45.54%        N/A             6.96%
Putnam VT Investors Fund                                 4/30/98       -25.79%        N/A             4.82%
Putnam VT Money Market Fund                              2/1/88         -1.64%       3.01%            3.05%
Putnam VT New Opportunities Fund                         5/2/94        -33.25%      14.02%            17.70%
Putnam VT New Value Fund                                 1/2/97         14.65%        N/A             8.78%
Putnam VT OTC & Emerging Growth Fund                     4/30/98       -57.79%        N/A             0.84%
Putnam VT Research Fund                                  9/29/98        -9.36%        N/A             15.79%
Putnam VT Small Cap Value Fund                           4/30/99        16.69%        N/A             11.63%
Putnam VT Technology Fund***                             6/14/00         N/A          N/A            -59.13%
Putnam VT Utilities Growth and Income Fund               5/1/92         9.86%       12.50%            11.41%
Putnam VT Vista Fund                                     1/2/97        -11.44%        N/A             18.77%
Putnam VT Voyager Fund                                   2/1/88        -23.72%      16.49%            18.50%

Putnam VT Voyager Fund II***                             9/28/00         N/A          N/A            -78.82%




* Performance figures have been adjusted to reflect the current charge for the Enhanced Beneficiary Protection Option as if that feature had been available throughout the periods shown.

** The inception dates for the Funds appear in the first footnote to the preceding table. For periods prior to the inception dates of the Funds (Class IB shares), the performance shown is based on the historical performance of the Funds (Class IA shares), adjusted to reflect the current expenses of the Funds (Class IB shares). The inception dates for the Funds (Class IA shares) are shown in the table above.

*** The adjusted historical total returns for the Putnam American Government Income, Putnam Capital Appreciation, Putnam Growth Opportunities, Putnam Technology and Putnam Voyager II Variable Sub-Accounts are not annualized.


(With the Earnings Protection Death Benefit Option, assuming age of oldest Contract Owner and Annuitant is 65 or younger on the Rider Application Date)*


                                                                                                10 YEAR OR SINCE
VARIABLE SUB-ACCOUNT                                INCEPTION DATE   1 YEAR (%)    5 YEAR (%)    INCEPTION (%)*
--------------------                                --------------   ----------    ----------  -----------------
Putnam VT American Government Income Fund***            1/31/00         N/A          N/A            4.90%
Putnam VT Asia Pacific Growth Fund                      5/1/95        -51.16%      -1.84%           -1.42%
Putnam VT Capital Appreciation Fund***                  9/28/00         N/A          N/A           -46.24%
Putnam VT Diversified Income Fund                       9/15/93        -7.63%       1.05%           2.67%
Putnam VT The George Putnam Fund of Boston              4/30/98        2.02%         N/A            1.32%
Putnam VT Global Asset Allocation Fund                  2/1/88        -12.25%       8.71%           9.90%
Putnam VT Global Growth Fund                            5/1/90        -36.78%      12.87%           11.51%
Putnam VT Growth and Income Fund                        2/1/88         0.35%       11.74%           12.80%
Putnam VT Growth Opportunities Fund***                  1/31/00         N/A          N/A           -31.32%
Putnam VT Health Sciences Fund                          4/30/98        30.97%        N/A            11.91%
Putnam VT High Yield Fund                               2/1/88        -15.85%       1.18%           9.24%
Putnam VT Income Fund                                   2/1/88         0.22%        2.79%           5.85%
Putnam VT International Growth Fund                     1/2/97        -16.89%        N/A            16.33%
Putnam VT International Growth and Income Fund          1/2/97         -6.15%        N/A            11.25%
Putnam VT International New Opportunities Fund          1/2/97        -45.57%        N/A            6.91%
Putnam VT Investors Fund                                4/30/98       -25.83%        N/A            4.77%
Putnam VT Money Market Fund                             2/1/88         -1.70%       2.95%           2.99%
Putnam VT New Opportunities Fund                        5/2/94        -33.29%      13.96%           17.64%
Putnam VT New Value Fund                                1/2/97         14.59%        N/A            8.72%
Putnam VT OTC & Emerging Growth Fund                    4/30/98       -57.82%        N/A            0.79%
Putnam VT Research Fund                                 9/29/98        -9.41%        N/A            15.73%
Putnam VT Small Cap Value Fund                          4/30/99        16.63%        N/A            11.57%
Putnam VT Technology Fund***                            6/14/00         N/A          N/A           -59.15%
Putnam VT Utilities Growth and Income Fund              5/1/92         9.80%       12.44%           11.36%
Putnam VT Vista Fund                                    1/2/97        -11.49%        N/A            18.71%
Putnam VT Voyager Fund                                  2/1/88        -23.76%      16.43%           18.44%
Putnam VT Voyager Fund II***                            9/28/00         N/A          N/A           -78.83%

*Performance figures have been adjusted to reflect the current charge for the Earnings Protection Death Benefit Option as if that feature had been available throughout the periods shown.

** The inception dates for the Funds appear in the first footnote to the preceding table. For periods prior to the inception dates of the Funds (Class IB shares), the performance shown is based on the historical performance of the Funds (Class IA shares), adjusted to reflect the current expenses of the Funds (Class IB shares). The inception dates for the Funds (Class IA shares) are shown in the table above.

*** The adjusted historical total returns for the Putnam American Government Income, Putnam Capital Appreciation, Putnam Growth Opportunities, Putnam Technology and Putnam Voyager II Variable Sub-Accounts are not annualized.

(With the Earnings Protection Death Benefit Option, assuming age of oldest Contract Owner and Annuitant is between 66 and 75 on the Rider Application
Date)*


                                                                                               10 YEAR OR SINCE
VARIABLE SUB-ACCOUNT                                INCEPTION DATE   1 YEAR (%)    5 YEAR (%)    INCEPTION (%)*
--------------------                                --------------   ----------    ----------  -----------------
Putnam VT American Government Income Fund***             1/31/00         N/A          N/A            4.73%
Putnam VT Asia Pacific Growth Fund                       5/1/95        -51.24%      -1.99%           -1.58%
Putnam VT Capital Appreciation Fund***                   9/28/00         N/A          N/A           -46.33%
Putnam VT Diversified Income Fund                        9/15/93        -7.78%       0.89%           2.51%
Putnam VT The George Putnam Fund of Boston               4/30/98        1.86%         N/A            1.16%
Putnam VT Global Asset Allocation Fund                   2/1/88        -12.40%       8.54%           9.73%
Putnam VT Global Growth Fund                             5/1/90        -36.89%      12.70%           11.34%
Putnam VT Growth and Income Fund                         2/1/88         0.19%       11.57%           12.63%

Putnam VT Growth Opportunities Fund***                   1/31/00         N/A          N/A           -31.43%
Putnam VT Health Sciences Fund                           4/30/98        30.76%        N/A            11.73%
Putnam VT High Yield Fund                                2/1/88        -15.98%       1.02%           9.07%
Putnam VT Income Fund                                    2/1/88         0.06%        2.63%           5.69%
Putnam VT International Growth Fund                      1/2/97        -17.02%        N/A            16.15%
Putnam VT International Growth and Income Fund           1/2/97         -6.30%        N/A            11.08%
Putnam VT International New Opportunities Fund           1/2/97        -45.66%        N/A            6.74%
Putnam VT Investors Fund                                 4/30/98       -25.95%        N/A            4.60%
Putnam VT Money Market Fund                              2/1/88         -1.85%       2.79%           2.84%
Putnam VT New Opportunities Fund                         5/2/94        -33.40%      13.78%           17.46%
Putnam VT New Value Fund                                 1/2/97         14.41%        N/A            8.55%
Putnam VT OTC & Emerging Growth Fund                     4/30/98       -57.89%        N/A            0.63%
Putnam VT Research Fund                                  9/29/98        -9.56%        N/A            15.55%
Putnam VT Small Cap Value Fund                           4/30/99        16.44%        N/A            11.39%
Putnam VT Technology Fund***                             6/14/00         N/A          N/A           -59.22%
Putnam VT Utilities Growth and Income Fund               5/1/92         9.63%       12.27%           11.19%
Putnam VT Vista Fund                                     1/2/97        -11.63%        N/A            18.53%
Putnam VT Voyager Fund                                   2/1/88        -23.88%      16.25%           18.26%
Putnam VT Voyager Fund II***                             9/28/00         N/A          N/A           -78.87%

* Performance figures have been adjusted to reflect the current charge for the Earnings Protection Death Benefit Option as if that feature had been available throughout the periods shown.

** The inception dates for the Funds appear in the first footnote to the preceding table. For periods prior to the inception dates of the Funds (Class IB shares), the performance shown is based on the historical performance of the Funds (Class IA shares), adjusted to reflect the current expenses of the Funds (Class IB shares). The inception dates for the Funds (Class IA shares) are shown in the table above.

*** The adjusted historical total returns for the Putnam American Government Income, Putnam Capital Appreciation, Putnam Growth Opportunities, Putnam Technology and Putnam Voyager II Variable Sub-Accounts are not annualized.

(With the Earnings Protection Death Benefit Option (assuming age of oldest Contract Owner and Annuitant is 65 or younger on the Rider Application Date) and Enhanced Beneficiary Protection Option)*

                                                                                                   10 YEAR OR
VARIABLE SUB-ACCOUNT                                INCEPTION DATE  1 YEAR (%)   5 YEAR (%)   SINCE INCEPTION (%)**
--------------------                                --------------  ----------   ----------  -----------------------
Putnam VT American Government Income Fund***            1/31/00         N/A          N/A            4.73%
Putnam VT Asia Pacific Growth Fund                      5/1/95        -51.24%      -1.99%           -1.58%
Putnam VT Capital Appreciation Fund***                  9/28/00         N/A          N/A           -46.33%
Putnam VT Diversified Income Fund                       9/15/93        -7.78%       0.89%           2.51%
Putnam VT The George Putnam Fund of Boston              4/30/98        1.86%         N/A            1.16%
Putnam VT Global Asset Allocation Fund                  2/1/88        -12.40%       8.54%           9.73%
Putnam VT Global Growth Fund                            5/1/90        -36.89%      12.70%           11.34%
Putnam VT Growth and Income Fund                        2/1/88         0.19%       11.57%           12.63%
Putnam VT Growth Opportunities Fund***                  1/31/00         N/A          N/A           -31.43%
Putnam VT Health Sciences Fund                          4/30/98        30.76%        N/A            11.73%
Putnam VT High Yield Fund                               2/1/88        -15.98%       1.02%           9.07%
Putnam VT Income Fund                                   2/1/88         0.06%        2.63%           5.69%
Putnam VT International Growth Fund                     1/2/97        -17.02%        N/A            16.15%
Putnam VT International Growth and Income Fund          1/2/97         -6.30%        N/A            11.08%
Putnam VT International New Opportunities Fund          1/2/97        -45.66%        N/A            6.74%
Putnam VT Investors Fund                                4/30/98       -25.95%        N/A            4.60%
Putnam VT Money Market Fund                             2/1/88         -1.85%       2.79%           2.84%
Putnam VT New Opportunities Fund                        5/2/94        -33.40%      13.78%           17.46%
Putnam VT New Value Fund                                1/2/97         14.41%        N/A            8.55%
Putnam VT OTC & Emerging Growth Fund                    4/30/98       -57.89%        N/A            0.63%
Putnam VT Research Fund                                 9/29/98        -9.56%        N/A            15.55%
Putnam VT Small Cap Value Fund                          4/30/99        16.44%        N/A            11.39%
Putnam VT Technology Fund***                            6/14/00         N/A          N/A           -59.22%
Putnam VT Utilities Growth and Income Fund              5/1/92         9.63%       12.27%           11.19%
Putnam VT Vista Fund                                    1/2/97        -11.63%        N/A            18.53%
Putnam VT Voyager Fund                                  2/1/88        -23.88%      16.25%           18.26%
Putnam VT Voyager Fund II***                            9/28/00         N/A          N/A           -78.87%

* Performance figures have been adjusted to reflect the current charge for the Earnings Protection Death Benefit Option as if that feature had been available throughout the periods shown.

** The inception dates for the Funds appear in the first footnote to the preceding table. For periods prior to the inception dates of the Funds (Class IB shares), the performance shown is based on the historical performance of the Funds (Class IA shares), adjusted to reflect the current expenses of the Funds (Class IB shares). The inception dates for the Funds (Class IA shares) are shown in the table above.

*** The adjusted historical total returns for the Putnam American Government Income, Putnam Capital Appreciation, Putnam Growth Opportunities, Putnam Technology and Putnam Voyager II Variable Sub-Accounts are not annualized.

(With the Earnings Protection Death Benefit Option (assuming age of oldest Contract Owner and Annuitant is between 66 and 75 on the Rider Application Date) and Enhanced Beneficiary Protection Option)*

                                                                                                   10 YEAR OR
VARIABLE SUB-ACCOUNT                                INCEPTION DATE  1 YEAR (%)   5 YEAR (%)   SINCE INCEPTION (%)**
--------------------                                --------------  ----------   ----------  -----------------------
Putnam VT American Government Income Fund***             1/31/00         N/A          N/A            4.57%
Putnam VT Asia Pacific Growth Fund                       5/1/95        -51.33%      -2.15%           -1.73%
Putnam VT Capital Appreciation Fund***                   9/28/00         N/A          N/A           -46.41%
Putnam VT Diversified Income Fund                        9/15/93        -7.93%       0.73%           2.36%
Putnam VT The George Putnam Fund of Boston               4/30/98        1.70%         N/A            1.00%
Putnam VT Global Asset Allocation Fund                   2/1/88        -12.54%       8.37%           9.56%
Putnam VT Global Growth Fund                             5/1/90        -36.99%      12.53%           11.17%
Putnam VT Growth and Income Fund                         2/1/88         0.03%       11.39%           12.46%
Putnam VT Growth Opportunities Fund***                   1/31/00         N/A          N/A           -31.54%
Putnam VT Health Sciences Fund                           4/30/98        30.56%        N/A            11.55%
Putnam VT High Yield Fund                                2/1/88        -16.12%       0.86%           8.90%
Putnam VT Income Fund                                    2/1/88         -0.10%       2.47%           5.53%
Putnam VT International Growth Fund                      1/2/97        -17.16%        N/A            15.97%
Putnam VT International Growth and Income Fund           1/2/97         -6.45%        N/A            10.90%
Putnam VT International New Opportunities Fund           1/2/97        -45.75%        N/A            6.57%
Putnam VT Investors Fund                                 4/30/98       -26.07%        N/A            4.44%
Putnam VT Money Market Fund                              2/1/88         -2.01%       2.63%           2.68%
Putnam VT New Opportunities Fund                         5/2/94        -33.51%      13.61%           17.28%
Putnam VT New Value Fund                                 1/2/97         14.23%        N/A            8.38%
Putnam VT OTC & Emerging Growth Fund                     4/30/98       -57.97%        N/A            0.47%
Putnam VT Research Fund                                  9/29/98        -9.71%        N/A            15.37%
Putnam VT Small Cap Value Fund                           4/30/99        16.26%        N/A            11.21%
Putnam VT Technology Fund***                             6/14/00         N/A          N/A           -59.29%
Putnam VT Utilities Growth and Income Fund               5/1/92         9.45%       12.09%           11.02%
Putnam VT Vista Fund                                     1/2/97        -11.77%        N/A            18.34%
Putnam VT Voyager Fund                                   2/1/88        -24.01%      16.08%           18.08%
Putnam VT Voyager Fund II***                             9/28/00         N/A          N/A           -78.90%


* Performance figures have been adjusted to reflect the current charge for the Earnings Protection Death Benefit Option as if that feature had been available throughout the periods shown.

** The inception dates for the Funds appear in the first footnote to the preceding table. For periods prior to the inception dates of the Funds (Class IB shares), the performance shown is based on the historical performance of the Funds (Class IA shares), adjusted to reflect the current expenses of the Funds (Class IB shares). The inception dates for the Funds (Class IA shares) are shown in the table above.

*** The adjusted historical total returns for the Putnam American Government Income, Putnam Capital Appreciation, Putnam Growth Opportunities, Putnam Technology and Putnam Voyager II Variable Sub-Accounts are not annualized.


(With Retirement Income Guarantee Rider 2)*

                                                                                                   10 YEAR OR
VARIABLE SUB-ACCOUNT                                INCEPTION DATE  1 YEAR (%)   5 YEAR (%)   SINCE INCEPTION (%)**
--------------------                                --------------  ----------   ----------  -----------------------
Putnam VT American Government Income Fund***             1/31/00         N/A          N/A         4.78%
Putnam VT Asia Pacific Growth Fund                       5/1/95        -51.36%      -1.98%        -1.59%
Putnam VT Capital Appreciation Fund***                   9/28/00         N/A          N/A        -15.03%
Putnam VT Diversified Income Fund                        9/15/93        -7.74%       0.93%        2.51%
Putnam VT The George Putnam Fund of Boston               4/30/98        1.93%         N/A         1.16%
Putnam VT Global Asset Allocation Fund                   2/1/88        -12.38%       8.66%        9.88%
Putnam VT Global Growth Fund                             5/1/90        -36.96%      12.86%        11.50%
Putnam VT Growth and Income Fund                         2/1/88         0.25%       11.71%        12.80%
Putnam VT Growth Opportunities Fund***                   1/31/00         N/A          N/A        -31.50%
Putnam VT Health Sciences Fund                           4/30/98        30.93%        N/A         11.77%
Putnam VT High Yield Fund                                2/1/88        -15.98%       1.08%        9.26%
Putnam VT Income Fund                                    2/1/88         0.12%        2.67%        5.78%
Putnam VT International Growth Fund                      1/2/97        -17.02%        N/A         16.31%
Putnam VT International Growth and Income Fund           1/2/97         -6.26%        N/A         11.20%
Putnam VT International New Opportunities Fund           1/2/97        -45.76%        N/A         6.84%
Putnam VT Investors Fund                                 4/30/98       -25.98%        N/A         4.67%
Putnam VT Money Market Fund                              2/1/88         -1.80%       2.83%        2.85%
Putnam VT New Opportunities Fund                         5/2/94        -33.45%      13.94%        17.67%
Putnam VT New Value Fund                                 1/2/97         14.52%        N/A         8.64%

Putnam VT OTC & Emerging Growth Fund                     4/30/98       -58.04%        N/A         0.69%
Putnam VT Research Fund                                  9/29/98        -9.53%        N/A         15.60%
Putnam VT Small Cap Value Fund                           4/30/99        16.56%        N/A         11.42%
Putnam VT Technology Fund***                             6/14/00         N/A          N/A        -59.44%
Putnam VT Utilities Growth and Income Fund               5/1/92         9.72%       12.40%        11.31%
Putnam VT Vista Fund                                     1/2/97        -11.61%        N/A         18.70%
Putnam VT Voyager Fund                                   2/1/88        -23.91%      16.43%        18.50%
Putnam VT Voyager Fund II***                             9/28/00         N/A          N/A        -79.17%

 --------------

* Performance figures have been adjusted to reflect the current charge for Retirement Income Guarantee Rider 2 as if that feature had been available throughout the periods shown. For purposes of computing the Rider fee, we assumed that Income Base B applied, that there were no additional purchase payments or withdrawals, and that the Contract Issue Date coincided with the inception date of the Fund (Class IA shares).

** The inception dates for the Funds appear in the first footnote to the first table under Adjusted Historical Total Returns. For periods prior to the inception dates of the Funds (Class IB shares), the performance shown is based on the historical performance of the Funds (Class IA shares), adjusted to reflect the current expenses of the Funds (Class IB shares). The inception dates for the Funds (Class IA shares) aare shown in the table above.

*** The adjusted historical total returns for the Putnam American Government Income, Putnam Capital Appreciation, Putnam Growth Opportunities, Putnam Technology and Putnam Voyager II Variable Sub-Accounts are not annualized.

(With the Enhanced Beneficiary Protection Option and Retirement Income Guarantee Rider 2)*

                                                                                                   10 YEAR OR
VARIABLE SUB-ACCOUNT                                INCEPTION DATE  1 YEAR (%)   5 YEAR (%)   SINCE INCEPTION (%)**
--------------------                                --------------  ----------   ----------  -----------------------
Putnam VT American Government Income Fund***            1/31/00         N/A          N/A           4.61%
Putnam VT Asia Pacific Growth Fund                      5/1/95        -51.45%      -2.13%          -1.74%
Putnam VT Capital Appreciation Fund***                  9/28/00         N/A          N/A          -15.07%
Putnam VT Diversified Income Fund                       9/15/93        -7.89%       0.77%          2.35%
Putnam VT The George Putnam Fund of Boston              4/30/98        1.76%         N/A           1.00%
Putnam VT Global Asset Allocation Fund                  2/1/88        -12.52%       8.49%          9.71%
Putnam VT Global Growth Fund                            5/1/90        -37.06%      12.68%          11.33%
Putnam VT Growth and Income Fund                        2/1/88         0.09%       11.54%          12.63%
Putnam VT Growth Opportunities Fund***                  1/31/00         N/A          N/A          -31.61%
Putnam VT Health Sciences Fund                          4/30/98        30.72%        N/A           11.59%
Putnam VT High Yield Fund                               2/1/88        -16.11%       0.92%          9.09%
Putnam VT Income Fund                                   2/1/88         -0.04%       2.51%          5.62%
Putnam VT International Growth Fund                     1/2/97        -17.16%        N/A           16.13%
Putnam VT International Growth and Income Fund          1/2/97         -6.42%        N/A           11.03%
Putnam VT International New Opportunities Fund          1/2/97        -45.85%        N/A           6.68%
Putnam VT Investors Fund                                4/30/98       -26.10%        N/A           4.50%
Putnam VT Money Market Fund                             2/1/88         -1.96%       2.67%          2.69%
Putnam VT New Opportunities Fund                        5/2/94        -33.56%      13.76%          17.49%
Putnam VT New Value Fund                                1/2/97         14.34%        N/A           8.47%
Putnam VT OTC & Emerging Growth Fund                    4/30/98       -58.11%        N/A           0.53%
Putnam VT Research Fund                                 9/29/98        -9.68%        N/A           15.41%
Putnam VT Small Cap Value Fund                          4/30/99        16.38%        N/A           11.24%
Putnam VT Technology Fund***                            6/14/00         N/A          N/A          -59.51%
Putnam VT Utilities Growth and Income Fund              5/1/92         9.55%       12.23%          11.13%
Putnam VT Vista Fund                                    1/2/97        -11.75%        N/A           18.52%
Putnam VT Voyager Fund                                  2/1/88        -24.03%      16.25%          18.32%
Putnam VT Voyager Fund II***                            9/28/00         N/A          N/A          -79.20%

* Performance figures have been adjusted to reflect the current charge for the Enhanced Beneficiary Protection Option and Retirement Income Guarantee Rider 2 as if those features had been available throughout the periods shown.

** The inception dates for the Funds appear in the first footnote to the first table under Adjusted Historical Total Returns. For periods prior to the inception dates of the Funds (Class IB shares), the performance shown is based on the historical performance of the Funds (Class IA shares, adjusted to reflect the current expenses of the Funds (Class IB shares). The inception dates for the Funds (Class IA shares) are shown in the table above.

 *** The adjusted historical total returns for the Putnam American Government
     Income, Putnam Capital Appreciation, Putnam Growth Opportunities, Putnam Technology and Putnam Voyager II Variable Sub-Accounts are not annualized.

(With the Earnings Protection Death Benefit Option (assuming age of oldest Contract Owner and Annuitant is 65 or younger on the Rider Application Date) and Retirement Income Guarantee Rider 2)*

                                                                                                   10 YEAR OR
VARIABLE SUB-ACCOUNT                                INCEPTION DATE  1 YEAR (%)   5 YEAR (%)   SINCE INCEPTION (%)**
--------------------                                --------------  ----------   ----------  -----------------------
Putnam VT American Government Income Fund***             1/31/00         N/A          N/A            4.56%
Putnam VT Asia Pacific Growth Fund                       5/1/95        -51.47%      -2.19%           -1.79%
Putnam VT Capital Appreciation Fund***                   9/28/00         N/A          N/A           -15.08%
Putnam VT Diversified Income Fund                        9/15/93        -7.94%       0.72%           2.30%
Putnam VT The George Putnam Fund of Boston               4/30/98        1.71%         N/A            0.94%
Putnam VT Global Asset Allocation Fund                   2/1/88        -12.57%       8.44%           9.65%
Putnam VT Global Growth Fund                             5/1/90        -37.10%      12.63%           11.27%
Putnam VT Growth and Income Fund                         2/1/88         0.04%       11.48%           12.57%
Putnam VT Growth Opportunities Fund***                   1/31/00         N/A          N/A           -31.65%
Putnam VT Health Sciences Fund                           4/30/98        30.66%        N/A            11.53%
Putnam VT High Yield Fund                                2/1/88        -16.16%       0.87%           9.03%
Putnam VT Income Fund                                    2/1/88         -0.09%       2.46%           5.56%
Putnam VT International Growth Fund                      1/2/97        -17.20%        N/A            16.07%
Putnam VT International Growth and Income Fund           1/2/97         -6.47%        N/A            10.97%
Putnam VT International New Opportunities Fund           1/2/97        -45.88%        N/A            6.62%
Putnam VT Investors Fund                                 4/30/98       -26.14%        N/A            4.45%
Putnam VT Money Market Fund                              2/1/88         -2.01%       2.62%           2.64%
Putnam VT New Opportunities Fund                         5/2/94        -33.60%      13.71%           17.43%
Putnam VT New Value Fund                                 1/2/97         14.28%        N/A            8.41%
Putnam VT OTC & Emerging Growth Fund                     4/30/98       -58.13%        N/A            0.47%
Putnam VT Research Fund                                  9/29/98        -9.73%        N/A            15.35%
Putnam VT Small Cap Value Fund                           4/30/99        16.31%        N/A            11.18%
Putnam VT Technology Fund***                             6/14/00         N/A          N/A           -59.53%
Putnam VT Utilities Growth and Income Fund               5/1/92         9.49%       12.17%           11.08%
Putnam VT Vista Fund                                     1/2/97        -11.80%        N/A            18.46%
Putnam VT Voyager Fund                                   2/1/88        -24.07%      16.19%           18.26%
Putnam VT Voyager Fund II***                             9/28/00         N/A          N/A           -79.22%

--------------

* Performance figures have been adjusted to reflect the current charge for the Earnings Protection Death Benefit Option and Retirement Income Guarantee Rider 2 as if those features had been available throughout the periods shown.

** The inception dates for the Funds appear in the first footnote to the first table under Adjusted Historical Total Returns. For periods prior to the inception dates of the Funds (Class IB shares), the performance shown is based on the historical performance of the Funds (Class IA shares), adjusted to reflect the current expenses of the Funds (Class IB shares). The inception dates for the Funds (Class IA shares) are shown in the table above.

 *** The adjusted historical total returns for the Putnam American Government
     Income, Putnam Capital Appreciation, Putnam Growth Opportunities, Putnam Technology and Putnam Voyager II Variable Sub-Accounts are not annualized.


(With the Earnings Protection Death Benefit Option (assuming age of oldest Contract Owner and Annuitant is between 66 and 75 on the Rider Application Date) and Retirement Income Guarantee Rider 2)*

                                                                                                   10 YEAR OR
VARIABLE SUB-ACCOUNT                                INCEPTION DATE  1 YEAR (%)   5 YEAR (%)   SINCE INCEPTION (%)**
--------------------                                --------------  ----------   ----------  -----------------------
Putnam VT American Government Income Fund***             1/31/00         N/A          N/A            4.39%
Putnam VT Asia Pacific Growth Fund                       5/1/95        -51.56%      -2.34%           -1.95%
Putnam VT Capital Appreciation Fund***                   9/28/00         N/A          N/A           -15.11%
Putnam VT Diversified Income Fund                        9/15/93        -8.09%       0.56%           2.14%
Putnam VT The George Putnam Fund of Boston               4/30/98        1.54%         N/A            0.78%
Putnam VT Global Asset Allocation Fund                   2/1/88        -12.71%       8.27%           9.48%
Putnam VT Global Growth Fund                             5/1/90        -37.20%      12.45%           11.10%
Putnam VT Growth and Income Fund                         2/1/88         -0.12%      11.31%           12.40%
Putnam VT Growth Opportunities Fund***                   1/31/00         N/A          N/A           -31.76%
Putnam VT Health Sciences Fund                           4/30/98        30.45%        N/A            11.35%
Putnam VT High Yield Fund                                2/1/88        -16.30%       0.71%           8.87%
Putnam VT Income Fund                                    2/1/88         -0.26%       2.30%           5.40%
Putnam VT International Growth Fund                      1/2/97        -17.34%        N/A            15.89%
Putnam VT International Growth and Income Fund           1/2/97         -6.62%        N/A            10.80%
Putnam VT International New Opportunities Fund           1/2/97        -45.98%        N/A            6.45%
Putnam VT Investors Fund                                 4/30/98       -26.27%        N/A            4.28%

Putnam VT Money Market Fund                              2/1/88         -2.17%       2.46%           2.48%
Putnam VT New Opportunities Fund                         5/2/94        -33.71%      13.53%           17.24%
Putnam VT New Value Fund                                 1/2/97         14.10%        N/A            8.24%
Putnam VT OTC & Emerging Growth Fund                     4/30/98       -58.21%        N/A            0.31%
Putnam VT Research Fund                                  9/29/98        -9.87%        N/A            15.17%
Putnam VT Small Cap Value Fund                           4/30/99        16.13%        N/A            11.00%
Putnam VT Technology Fund***                             6/14/00         N/A          N/A           -59.60%
Putnam VT Utilities Growth and Income Fund               5/1/92         9.31%       12.00%           10.91%
Putnam VT Vista Fund                                     1/2/97        -11.95%        N/A            18.27%
Putnam VT Voyager Fund                                   2/1/88        -24.20%      16.01%           18.08%
Putnam VT Voyager Fund II***                             9/28/00         N/A          N/A           -79.25%


--------------

* Performance figures have been adjusted to reflect the current charge for the Earnings Protection Death Benefit Option and Retirement Income Guarantee Rider 2 as if those features had been available throughout the periods shown.

** The inception dates for the Funds appear in the first footnote to the first table under Adjusted Historical Total Returns. For periods prior to the inception dates of the Funds (Class IB shares), the performance shown is based on the historical performance of the Funds (Class IA shares), adjusted to reflect the current expenses of the Funds (Class IB shares). The inception dates for the Funds (Class IA shares) are shown in the table above.

 *** The adjusted historical total returns for the Putnam American Government
     Income, Putnam Capital Appreciation, Putnam Growth Opportunities, Putnam Technology and Putnam Voyager II Variable Sub-Accounts are not annualized.


(With the Earnings Protection Death Benefit Option (assuming age of oldest Contract Owner and Annuitant is 65 or younger on the Rider Application Date), Enhanced Beneficiary Protection Option and Retirement Income Guarantee Rider 2)*

                                                                                                   10 YEAR OR
VARIABLE SUB-ACCOUNT                                INCEPTION DATE  1 YEAR (%)   5 YEAR (%)   SINCE INCEPTION (%)**
--------------------                                --------------  ----------   ----------  -----------------------
Putnam VT American Government Income Fund***            1/31/00         N/A          N/A             4.39%
Putnam VT Asia Pacific Growth Fund                      5/1/95        -51.56%      -2.34%            -1.95%
Putnam VT Capital Appreciation Fund***                  9/28/00         N/A          N/A            -15.11%
Putnam VT Diversified Income Fund                       9/15/93        -8.09%       0.56%            2.14%
Putnam VT The George Putnam Fund of Boston              4/30/98        1.54%         N/A             0.78%
Putnam VT Global Asset Allocation Fund                  2/1/88        -12.71%       8.27%            9.48%
Putnam VT Global Growth Fund                            5/1/90        -37.20%      12.45%            11.10%
Putnam VT Growth and Income Fund                        2/1/88         -0.12%      11.31%            12.40%
Putnam VT Growth Opportunities Fund***                  1/31/00         N/A          N/A            -31.76%
Putnam VT Health Sciences Fund                          4/30/98        30.45%        N/A             11.35%
Putnam VT High Yield Fund                               2/1/88        -16.30%       0.71%            8.87%
Putnam VT Income Fund                                   2/1/88         -0.26%       2.30%            5.40%
Putnam VT International Growth Fund                     1/2/97        -17.34%        N/A             15.89%
Putnam VT International Growth and Income Fund          1/2/97         -6.62%        N/A             10.80%
Putnam VT International New Opportunities Fund          1/2/97        -45.98%        N/A             6.45%
Putnam VT Investors Fund                                4/30/98       -26.27%        N/A             4.28%
Putnam VT Money Market Fund                             2/1/88         -2.17%       2.46%            2.48%
Putnam VT New Opportunities Fund                        5/2/94        -33.71%      13.53%            17.24%
Putnam VT New Value Fund                                1/2/97         14.10%        N/A             8.24%
Putnam VT OTC & Emerging Growth Fund                    4/30/98       -58.21%        N/A             0.31%
Putnam VT Research Fund                                 9/29/98        -9.87%        N/A             15.17%
Putnam VT Small Cap Value Fund                          4/30/99        16.13%        N/A             11.00%
Putnam VT Technology Fund***                            6/14/00         N/A          N/A            -59.60%
Putnam VT Utilities Growth and Income Fund              5/1/92         9.31%       12.00%            10.91%
Putnam VT Vista Fund                                    1/2/97        -11.95%        N/A             18.27%
Putnam VT Voyager Fund                                  2/1/88        -24.20%      16.01%            18.08%
Putnam VT Voyager Fund II***                            9/28/00         N/A          N/A            -79.25%


* Performance figures have been adjusted to reflect the current charge for the Earnings Protection Death Benefit Option and Retirement Income Guarantee Rider 2 as if those features had been available throughout the periods shown.

** The inception dates for the Funds appear in the first footnote to the first table under Adjusted Historical Total Returns. For periods prior to the inception dates of the Funds (Class IB shares), the performance shown is based on the historical performance of the Funds (Class IA shares), adjusted to reflect the current expenses of the Funds (Class IB shares).

     The inception dates for the Funds (Class IA shares) are shown in the table above.

*** The adjusted historical total returns for the Putnam American Government
    Income, Putnam Capital Appreciation, Putnam Growth Opportunities, Putnam Technology and Putnam Voyager II Variable Sub-Accounts are not annualized.


(With the Earnings Protection Death Benefit Option (assuming age of oldest Contract Owner and Annuitant is between 66 and 75 on the Rider Application
Date), Enhanced Beneficiary Protection Option and Retirement Income Guarantee Rider 2)*

                                                                                                   10 YEAR OR
VARIABLE SUB-ACCOUNT                                INCEPTION DATE  1 YEAR (%)   5 YEAR (%)   SINCE INCEPTION (%)**
--------------------                                --------------  ----------   ----------  -----------------------
Putnam VT American Government Income Fund***             1/31/00         N/A          N/A             4.22%
Putnam VT Asia Pacific Growth Fund                       5/1/95        -51.64%      -2.50%            -2.11%
Putnam VT Capital Appreciation Fund***                   9/28/00         N/A          N/A            -15.15%
Putnam VT Diversified Income Fund                        9/15/93        -8.24%       0.40%            1.98%
Putnam VT The George Putnam Fund of Boston               4/30/98        1.38%         N/A             0.62%
Putnam VT Global Asset Allocation Fund                   2/1/88        -12.85%       8.10%            9.31%
Putnam VT Global Growth Fund                             5/1/90        -37.31%      12.28%            10.93%
Putnam VT Growth and Income Fund                         2/1/88         -0.29%      11.13%            12.23%
Putnam VT Growth Opportunities Fund***                   1/31/00         N/A          N/A            -31.87%
Putnam VT Health Sciences Fund                           4/30/98        30.24%        N/A             11.18%
Putnam VT High Yield Fund                                2/1/88        -16.43%       0.55%            8.70%
Putnam VT Income Fund                                    2/1/88         -0.42%       2.14%            5.24%
Putnam VT International Growth Fund                      1/2/97        -17.47%        N/A             15.71%
Putnam VT International Growth and Income Fund           1/2/97         -6.77%        N/A             10.62%
Putnam VT International New Opportunities Fund           1/2/97        -46.07%        N/A             6.28%
Putnam VT Investors Fund                                 4/30/98       -26.39%        N/A             4.11%
Putnam VT Money Market Fund                              2/1/88         -2.33%       2.30%            2.32%
Putnam VT New Opportunities Fund                         5/2/94        -33.82%      13.35%            17.06%
Putnam VT New Value Fund                                 1/2/97         13.91%        N/A             8.07%
Putnam VT OTC & Emerging Growth Fund                     4/30/98       -58.28%        N/A             0.15%
Putnam VT Research Fund                                  9/29/98       -10.02%        N/A             14.99%
Putnam VT Small Cap Value Fund                           4/30/99        15.94%        N/A             10.83%
Putnam VT Technology Fund***                             6/14/00         N/A          N/A            -59.67%
Putnam VT Utilities Growth and Income Fund               5/1/92         9.14%       11.82%            10.74%
Putnam VT Vista Fund                                     1/2/97        -12.09%        N/A             18.09%
Putnam VT Voyager Fund                                   2/1/88        -24.32%      15.83%            17.89%
Putnam VT Voyager Fund II***                             9/28/00         N/A          N/A            -79.28%


* Performance figures have been adjusted to reflect the current charge for the Earnings Protection Death Benefit Option and Retirement Income Guarantee Rider 2 as if those features had been available throughout the periods shown.

** The inception dates for the Funds appear in the first footnote to the first table under Adjusted Historical Total Returns. For periods prior to the inception dates of the Funds (Class IB shares), the performance shown is based on the historical performance of the Funds (Class IA shares), adjusted to reflect the current expenses of the Funds (Class IB shares). The inception dates for the Funds (Class IA shares) aare shown in the table above.

*** The adjusted historical total returns for the Putnam American Government
    Income, Putnam Capital Appreciation, Putnam Growth Opportunities, Putnam Technology and Putnam Voyager II Variable Sub-Accounts are not annualized.




                                   APPENDIX B

                      PUTNAM ALLSTATE ADVISOR APEX CONTRACT

Putnam Allstate Advisor Apex Contracts were first offered to the public on October 25, 1999. Accordingly, performance shown for periods prior to that date reflects the performance of the Variable Sub-Accounts, adjusted to reflect the current charges under the Contracts that would have applied had they been in existence at the time. (Adjusted historical total returns are based on the Funds' performance, as described below. These Contract charges include a maximum sales charge of 5.75% of purchase payments (not reflected in non-standardized total returns) and total Variable Account annual expenses of:

-           0.80% (without any optional benefit riders), or
-           0.95% if you select the Enhanced Beneficiary Protection Option, or
- 1.00% with the Earnings Protection Death Benefit Option (assuming age of oldest Owner and Annuitant is 65 or younger on the Rider Application Date), or
- 1.15% with the Earnings Protection Death Benefit Option (assuming age of oldest Owner and Annuitant is between 66 and 75 on the Rider Application Date), or
- 1.15% with the Earnings Protection Death Benefit Option (assuming age of oldest Owner and Annuitant is 65 or younger on the Rider Application Date) and the Enhanced Beneficiary Protection Option.

- 1.30% with the Earnings Protection Death Benefit Option (assuming age of oldest Owner and Annuitant is between 66 and 75 on the Rider Application Date) and the Enhanced Beneficiary Protection Option.

In addition, where Retirement Income Guarantee Rider 2 is included, the performance shown reflects the deduction of the annual Rider fee equal to 0.30% of the Income Base, assuming Income Base B is in effect and assuming no additional purchase payments or withdrawals.

The performance shown does not reflect the maximum withdrawal charge of 0.50%, which applies only during the first Contract Year and only to Contracts under which purchase payments of at least a $1 million have been made. If such charge were reflected, the performance shown would be lower.

See the Expense Table in the Prospectus for more details.

Standardized Total Returns


Set out below are the standardized total returns for each Variable Sub-Account since its inception through December 31, 2000. All of the Variable Sub-Accounts commenced operations on April 30, 1999 except for the Putnam American Government Income and Putnam Growth Opportunities Variable Sub-Accounts, which commenced operations on February 4, 2000, the Putnam Technology Variable Sub-Account, which commenced operations on July 17, 2000, and the Putnam Capital Appreciation and Putnam Voyager II Variable Sub-Accounts, which commenced operations on October 2, 2000.





(Without the Earnings Protection Death Benefit Option, the Enhanced Beneficiary Protection Option or Retirement Income Guarantee Rider)

VARIABLE SUB-ACCOUNT
--------------------
                                                    1 YEAR (%)      5 YEAR (%)       SINCE INCEPTION (%)
                                                    ----------      ----------       -------------------
Putnam VT American Government Income Fund*              N/A             N/A                  5.20%
Putnam VT Asia Pacific Growth Fund                    -47.96%           N/A                 -5.46%
Putnam VT Capital Appreciation Fund*                    N/A             N/A                -13.84%
Putnam VT Diversified Income Fund                     -6.66%            N/A                 -4.63%
Putnam VT The George Putnam Fund of Boston             2.49%            N/A                 -2.65%
Putnam VT Global Asset Allocation Fund                -11.05%           N/A                 -2.75%
Putnam VT Global Growth Fund                          -34.32%           N/A                  1.90%
Putnam VT Growth and Income Fund                       0.91%            N/A                 -4.35%
Putnam VT Growth Opportunities Fund*                    N/A             N/A                -29.65%
Putnam VT Health Sciences Fund                        29.96%            N/A                 21.30%
Putnam VT High Yield Fund                             -14.46%           N/A                 -9.11%
Putnam VT Income Fund                                  0.78%            N/A                 -1.08%
Putnam VT International Growth Fund                   -15.44%           N/A                 12.82%
Putnam VT International Growth and Income Fund        -5.26%            N/A                  2.51%
Putnam VT International New Opportunities Fund        -42.65%           N/A                  2.56%
Putnam VT Investors Fund                              -23.93%           N/A                 -4.34%
Putnam VT Money Market Fund                           -1.03%            N/A                  0.52%
Putnam VT New Opportunities Fund                      -31.00%           N/A                  5.06%
Putnam VT New Value Fund                              14.42%            N/A                  0.56%
Putnam VT OTC & Emerging Growth Fund                  -54.27%           N/A                 -5.49%
Putnam VT Research Fund                               -8.35%            N/A                  3.90%
Putnam VT Small Cap Value Fund                        16.35%            N/A                 11.65%
Putnam VT Technology Fund*                              N/A             N/A                -43.82%
Putnam VT Utilities Growth and Income Fund             9.87%            N/A                  5.90%
Putnam VT Vista Fund                                  -10.32%           N/A                 15.21%
Putnam VT Voyager Fund                                -21.96%           N/A                  7.09%
Putnam VT Voyager Fund II*                              N/A             N/A                -31.01%

*The standardized total returns for the Putnam American Government Income, Putnam Capital Appreciation, Putnam Growth Opportunities, Putnam Technology and Putnam Voyager II Variable Sub-Accounts are not annualized.

(With the Enhanced Beneficiary Protection Option)

VARIABLE SUB-ACCOUNT
--------------------
                                                    1 YEAR (%)      5 YEAR (%)       SINCE INCEPTION (%)
                                                    ----------      ----------       -------------------
Putnam VT American Government Income Fund*              N/A             N/A                  5.05%
Putnam VT Asia Pacific Growth Fund                    -48.03%           N/A                 -5.60%

Putnam VT Capital Appreciation Fund*                    N/A             N/A               -13.87%
Putnam VT Diversified Income Fund                     -6.80%            N/A                -4.78%
Putnam VT The George Putnam Fund of Boston             2.34%            N/A                -2.80%
Putnam VT Global Asset Allocation Fund                -11.18%           N/A                -2.89%
Putnam VT Global Growth Fund                          -34.42%           N/A                 1.75%
Putnam VT Growth and Income Fund                       0.76%            N/A                -4.49%
Putnam VT Growth Opportunities Fund*                    N/A             N/A               -29.74%
Putnam VT Health Sciences Fund                        29.76%            N/A                21.12%
Putnam VT High Yield Fund                             -14.58%           N/A                -9.24%
Putnam VT Income Fund                                  0.63%            N/A                -1.23%
Putnam VT International Growth Fund                   -15.57%           N/A                12.65%
Putnam VT International Growth and Income Fund        -5.40%            N/A                 2.35%
Putnam VT International New Opportunities Fund        -42.74%           N/A                 2.40%
Putnam VT Investors Fund                              -24.04%           N/A                -4.48%
Putnam VT Money Market Fund                           -1.18%            N/A                 0.37%
Putnam VT New Opportunities Fund                      -31.10%           N/A                 4.90%
Putnam VT New Value Fund                              14.25%            N/A                 0.41%
Putnam VT OTC & Emerging Growth Fund                  -54.34%           N/A                -5.63%
Putnam VT Research Fund                               -8.49%            N/A                 3.75%
Putnam VT Small Cap Value Fund                        16.18%            N/A                11.48%
Putnam VT Technology Fund*                              N/A             N/A               -43.86%
Putnam VT Utilities Growth and Income Fund             9.71%            N/A                 5.74%
Putnam VT Vista Fund                                  -10.46%           N/A                15.04%
Putnam VT Voyager Fund                                -22.08%           N/A                 6.93%
Putnam VT Voyager Fund II*                              N/A             N/A               -31.03%

*The standardized total returns for the Putnam American Government Income, Putnam Capital Appreciation, Putnam Growth Opportunities, Putnam Technology and Putnam Voyager II Variable Sub-Accounts are not annualized.


(With the Earnings Protection Death Benefit Option, assuming age of oldest Contract Owner and Annuitant is 65 or younger on the Rider Application Date)

VARIABLE SUB-ACCOUNT
--------------------
                                                    1 YEAR (%)      5 YEAR (%)       SINCE INCEPTION (%)
                                                    ----------      ----------       -------------------
Putnam VT American Government Income Fund*              N/A             N/A                  5.00%
Putnam VT Asia Pacific Growth Fund                    -48.06%           N/A                 -5.65%
Putnam VT Capital Appreciation Fund*                    N/A             N/A                -13.88%
Putnam VT Diversified Income Fund                     -6.85%            N/A                 -4.83%
Putnam VT The George Putnam Fund of Boston             2.29%            N/A                 -2.85%
Putnam VT Global Asset Allocation Fund                -11.23%           N/A                 -2.94%
Putnam VT Global Growth Fund                          -34.45%           N/A                  1.70%
Putnam VT Growth and Income Fund                       0.71%            N/A                 -4.54%
Putnam VT Growth Opportunities Fund*                    N/A             N/A                -29.77%
Putnam VT Health Sciences Fund                        29.70%            N/A                 21.06%
Putnam VT High Yield Fund                             -14.63%           N/A                 -9.29%
Putnam VT Income Fund                                  0.58%            N/A                 -1.28%
Putnam VT International Growth Fund                   -15.61%           N/A                 12.60%
Putnam VT International Growth and Income Fund        -5.45%            N/A                  2.30%
Putnam VT International New Opportunities Fund        -42.77%           N/A                  2.35%
Putnam VT Investors Fund                              -24.08%           N/A                 -4.53%
Putnam VT Money Market Fund                           -1.23%            N/A                  0.32%
Putnam VT New Opportunities Fund                      -31.14%           N/A                  4.85%
Putnam VT New Value Fund                              14.19%            N/A                  0.36%
Putnam VT OTC & Emerging Growth Fund                  -54.37%           N/A                 -5.68%
Putnam VT Research Fund                               -8.54%            N/A                  3.69%
Putnam VT Small Cap Value Fund                        16.12%            N/A                 11.42%
Putnam VT Technology Fund*                              N/A             N/A                -43.87%
Putnam VT Utilities Growth and Income Fund             9.65%            N/A                  5.69%
Putnam VT Vista Fund                                  -10.50%           N/A                 14.98%
Putnam VT Voyager Fund                                -22.12%           N/A                  6.87%
Putnam VT Voyager Fund II*                              N/A             N/A                -31.04%

*The standardized total returns for the Putnam American Government Income, Putnam Capital Appreciation, Putnam Growth Opportunities, Putnam Technology and Putnam Voyager II Variable Sub-Accounts are not annualized.


(With the Earnings Protection Death Benefit Option, assuming age of oldest Contract Owner and Annuitant is between 66 and 75 on the Rider Application Date)

VARIABLE SUB-ACCOUNT
--------------------
                                                    1 YEAR (%)      5 YEAR (%)       SINCE INCEPTION (%)
                                                    ----------      ----------       -------------------
Putnam VT American Government Income Fund*              N/A             N/A                  4.86%
Putnam VT Asia Pacific Growth Fund                    -48.14%           N/A                 -5.79%
Putnam VT Capital Appreciation Fund*                    N/A             N/A                -13.92%
Putnam VT Diversified Income Fund                     -6.99%            N/A                 -4.97%
Putnam VT The George Putnam Fund of Boston             2.14%            N/A                 -3.00%
Putnam VT Global Asset Allocation Fund                -11.36%           N/A                 -3.09%
Putnam VT Global Growth Fund                          -34.55%           N/A                  1.55%
Putnam VT Growth and Income Fund                       0.55%            N/A                 -4.68%
Putnam VT Growth Opportunities Fund*                    N/A             N/A                -29.87%
Putnam VT Health Sciences Fund                        29.50%            N/A                 20.88%
Putnam VT High Yield Fund                             -14.76%           N/A                 -9.43%
Putnam VT Income Fund                                  0.43%            N/A                 -1.43%
Putnam VT International Growth Fund                   -15.74%           N/A                 12.43%
Putnam VT International Growth and Income Fund        -5.59%            N/A                  2.15%
Putnam VT International New Opportunities Fund        -42.85%           N/A                  2.20%
Putnam VT Investors Fund                              -24.19%           N/A                 -4.68%
Putnam VT Money Market Fund                           -1.38%            N/A                  0.16%
Putnam VT New Opportunities Fund                      -31.24%           N/A                  4.69%
Putnam VT New Value Fund                              14.02%            N/A                  0.21%
Putnam VT OTC & Emerging Growth Fund                  -54.44%           N/A                 -5.82%
Putnam VT Research Fund                               -8.68%            N/A                  3.54%
Putnam VT Small Cap Value Fund                        15.94%            N/A                 11.25%
Putnam VT Technology Fund*                              N/A             N/A                -43.91%
Putnam VT Utilities Growth and Income Fund             9.49%            N/A                  5.53%
Putnam VT Vista Fund                                  -10.64%           N/A                 14.81%
Putnam VT Voyager Fund                                -22.24%           N/A                  6.71%
Putnam VT Voyager Fund II*                              N/A             N/A                -31.06%

*The standardized total returns for the Putnam American Government Income, Putnam Capital Appreciation, Putnam Growth Opportunities, Putnam Technology and Putnam Voyager II Variable Sub-Accounts are not annualized.


(With the Earnings Protection Death Benefit Option (assuming age of oldest Contract Owner and Annuitant is 65 or younger on the Rider Application Date) and Enhanced Beneficiary Protection Option)

VARIABLE SUB-ACCOUNT
--------------------
                                                    1 YEAR (%)      5 YEAR (%)       SINCE INCEPTION (%)
                                                    ----------      ----------       -------------------
Putnam VT American Government Income Fund*              N/A             N/A                  4.86%
Putnam VT Asia Pacific Growth Fund                    -48.14%           N/A                 -5.79%
Putnam VT Capital Appreciation Fund*                    N/A             N/A                -13.92%
Putnam VT Diversified Income Fund                     -6.99%            N/A                 -4.97%
Putnam VT The George Putnam Fund of Boston             2.14%            N/A                 -3.00%
Putnam VT Global Asset Allocation Fund                -11.36%           N/A                 -3.09%
Putnam VT Global Growth Fund                          -34.55%           N/A                  1.55%
Putnam VT Growth and Income Fund                       0.55%            N/A                 -4.68%
Putnam VT Growth Opportunities Fund*                    N/A             N/A                -29.87%
Putnam VT Health Sciences Fund                        29.50%            N/A                 20.88%
Putnam VT High Yield Fund                             -14.76%           N/A                 -9.43%
Putnam VT Income Fund                                  0.43%            N/A                 -1.43%
Putnam VT International Growth Fund                   -15.74%           N/A                 12.43%
Putnam VT International Growth and Income Fund        -5.59%            N/A                  2.15%
Putnam VT International New Opportunities Fund        -42.85%           N/A                  2.20%

Putnam VT Investors Fund                              -24.19%           N/A               -4.68%
Putnam VT Money Market Fund                           -1.38%            N/A                0.16%
Putnam VT New Opportunities Fund                      -31.24%           N/A                4.69%
Putnam VT New Value Fund                              14.02%            N/A                0.21%
Putnam VT OTC & Emerging Growth Fund                  -54.44%           N/A               -5.82%
Putnam VT Research Fund                               -8.68%            N/A                3.54%
Putnam VT Small Cap Value Fund                        15.94%            N/A               11.25%
Putnam VT Technology Fund*                              N/A             N/A              -43.91%
Putnam VT Utilities Growth and Income Fund             9.49%            N/A                5.53%
Putnam VT Vista Fund                                  -10.64%           N/A               14.81%
Putnam VT Voyager Fund                                -22.24%           N/A                6.71%
Putnam VT Voyager Fund II*                              N/A             N/A              -31.06%

*The standardized total returns for the Putnam American Government Income, Putnam Capital Appreciation, Putnam Growth Opportunities, Putnam Technology and Putnam Voyager II Variable Sub-Accounts are not annualized.


(With the Earnings Protection Death Benefit Option (assuming age of oldest Contract Owner and Annuitant is between 66 and 75 on the Rider Application Date) and Enhanced Beneficiary Protection Option)

VARIABLE SUB-ACCOUNT
--------------------
                                                    1 YEAR (%)      5 YEAR (%)       SINCE INCEPTION (%)
                                                    ----------      ----------       -------------------
Putnam VT American Government Income Fund*              N/A             N/A                 4.72%
Putnam VT Asia Pacific Growth Fund                    -48.22%           N/A                -5.94%
Putnam VT Capital Appreciation Fund*                    N/A             N/A               -13.95%
Putnam VT Diversified Income Fund                     -7.13%            N/A                -5.11%
Putnam VT The George Putnam Fund of Boston             1.98%            N/A                -3.14%
Putnam VT Global Asset Allocation Fund                -11.49%           N/A                -3.24%
Putnam VT Global Growth Fund                          -34.65%           N/A                 1.39%
Putnam VT Growth and Income Fund                       0.40%            N/A                -4.83%
Putnam VT Growth Opportunities Fund*                    N/A             N/A               -29.97%
Putnam VT Health Sciences Fund                        29.31%            N/A                20.69%
Putnam VT High Yield Fund                             -14.88%           N/A                -9.56%
Putnam VT Income Fund                                  0.28%            N/A                -1.58%
Putnam VT International Growth Fund                   -15.87%           N/A                12.26%
Putnam VT International Growth and Income Fund        -5.73%            N/A                 1.99%
Putnam VT International New Opportunities Fund        -42.94%           N/A                 2.05%
Putnam VT Investors Fund                              -24.31%           N/A                -4.82%
Putnam VT Money Market Fund                           -1.53%            N/A                 0.01%
Putnam VT New Opportunities Fund                      -31.35%           N/A                 4.53%
Putnam VT New Value Fund                              13.85%            N/A                 0.06%
Putnam VT OTC & Emerging Growth Fund                  -54.50%           N/A                -5.97%
Putnam VT Research Fund                               -8.81%            N/A                 3.38%
Putnam VT Small Cap Value Fund                        15.77%            N/A                11.09%
Putnam VT Technology Fund*                              N/A             N/A               -43.95%
Putnam VT Utilities Growth and Income Fund             9.32%            N/A                 5.37%
Putnam VT Vista Fund                                  -10.77%           N/A                14.63%
Putnam VT Voyager Fund                                -22.35%           N/A                 6.55%
Putnam VT Voyager Fund II*                              N/A             N/A               -31.09%

*The standardized total returns for the Putnam American Government Income, Putnam Capital Appreciation, Putnam Growth Opportunities, Putnam Technology and Putnam Voyager II Variable Sub-Accounts are not annualized.

(With Retirement Income Guarantee Rider 2)

VARIABLE SUB-ACCOUNT
--------------------
                                                    1 YEAR (%)      5 YEAR (%)       SINCE INCEPTION (%)
                                                    ----------      ----------       -------------------
Putnam VT American Government Income Fund*              N/A             N/A                 4.90%
Putnam VT Asia Pacific Growth Fund                    -48.25%           N/A                -5.78%
Putnam VT Capital Appreciation Fund*                    N/A             N/A               -14.14%
Putnam VT Diversified Income Fund                     -6.96%            N/A                -5.01%
Putnam VT The George Putnam Fund of Boston             2.20%            N/A                -3.04%
Putnam VT Global Asset Allocation Fund                -11.35%           N/A                -3.11%

Putnam VT Global Growth Fund                          -34.61%           N/A                1.59%
Putnam VT Growth and Income Fund                       0.61%            N/A               -4.74%
Putnam VT Growth Opportunities Fund*                    N/A             N/A               -9.41%
Putnam VT Health Sciences Fund                        29.66%            N/A               20.95%
Putnam VT High Yield Fund                             -14.75%           N/A               -9.48%
Putnam VT Income Fund                                  0.49%            N/A               -1.46%
Putnam VT International Growth Fund                   -6.05%            N/A               20.06%
Putnam VT International Growth and Income Fund        -5.56%            N/A                2.15%
Putnam VT International New Opportunities Fund        -42.95%           N/A                2.26%
Putnam VT Investors Fund                              -24.22%           N/A               -4.69%
Putnam VT Money Market Fund                           -1.33%            N/A                0.15%
Putnam VT New Opportunities Fund                      -31.30%           N/A                4.76%
Putnam VT New Value Fund                              14.12%            N/A                0.16%
Putnam VT OTC & Emerging Growth Fund                  -54.57%           N/A               -5.80%
Putnam VT Research Fund                               -8.65%            N/A                3.55%
Putnam VT Small Cap Value Fund                        16.06%            N/A               11.28%
Putnam VT Technology Fund*                              N/A             N/A              -44.11%
Putnam VT Utilities Growth and Income Fund             9.58%            N/A                5.53%
Putnam VT Vista Fund                                  -10.62%           N/A               14.90%
Putnam VT Voyager Fund                                -22.26%           N/A                6.77%
Putnam VT Voyager Fund II*                              N/A             N/A              -31.30%

*The standardized total returns for the Putnam American Government Income, Putnam Capital Appreciation, Putnam Growth Opportunities, Putnam Technology and Putnam Voyager II Variable Sub-Accounts are not annualized.

(With the Enhanced Beneficiary Protection Option and Retirement Income Guarantee Rider 2)

VARIABLE SUB-ACCOUNT
--------------------
                                                    1 YEAR (%)      5 YEAR (%)       SINCE INCEPTION (%)
                                                    ----------      ----------       -------------------
Putnam VT American Government Income Fund*              N/A             N/A                 4.76%
Putnam VT Asia Pacific Growth Fund                    -48.33%           N/A                -5.93%
Putnam VT Capital Appreciation Fund*                    N/A             N/A               -14.17%
Putnam VT Diversified Income Fund                     -7.10%            N/A                -5.15%
Putnam VT The George Putnam Fund of Boston             2.04%            N/A                -3.19%
Putnam VT Global Asset Allocation Fund                -11.48%           N/A                -3.26%
Putnam VT Global Growth Fund                          -34.71%           N/A                 1.43%
Putnam VT Growth and Income Fund                       0.46%            N/A                -4.88%
Putnam VT Growth Opportunities Fund*                    N/A             N/A                -9.41%
Putnam VT Health Sciences Fund                        29.46%            N/A                20.76%
Putnam VT High Yield Fund                             -14.88%           N/A                -9.62%
Putnam VT Income Fund                                  0.34%            N/A                -1.61%
Putnam VT International Growth Fund                   -6.05%            N/A                20.06%
Putnam VT International Growth and Income Fund        -5.70%            N/A                 1.99%
Putnam VT International New Opportunities Fund        -43.04%           N/A                 2.10%
Putnam VT Investors Fund                              -24.34%           N/A                -4.83%
Putnam VT Money Market Fund                           -1.48%            N/A                 0.00%
Putnam VT New Opportunities Fund                      -31.40%           N/A                 4.60%
Putnam VT New Value Fund                              13.95%            N/A                 0.01%
Putnam VT OTC & Emerging Growth Fund                  -54.64%           N/A                -5.94%
Putnam VT Research Fund                               -8.79%            N/A                 3.40%
Putnam VT Small Cap Value Fund                        15.88%            N/A                11.11%
Putnam VT Technology Fund*                              N/A             N/A               -44.15%
Putnam VT Utilities Growth and Income Fund             9.41%            N/A                 5.37%
Putnam VT Vista Fund                                  -10.75%           N/A                14.73%
Putnam VT Voyager Fund                                -22.38%           N/A                 6.61%
Putnam VT Voyager Fund II*                              N/A             N/A               -31.33%

*The standardized total returns for the Putnam American Government Income, Putnam Capital Appreciation, Putnam Growth Opportunities, Putnam Technology and Putnam Voyager II Variable Sub-Accounts are not annualized.


(With the Earnings Protection Death Benefit Option (assuming age of oldest Contract Owner and Annuitant is 65 or younger on the Rider Application Date) and Retirement Income Guarantee Rider 2)

VARIABLE SUB-ACCOUNT
--------------------
                                                    1 YEAR (%)      5 YEAR (%)       SINCE INCEPTION (%)
                                                    ----------      ----------       -------------------
Putnam VT American Government Income Fund*              N/A             N/A                 4.71%
Putnam VT Asia Pacific Growth Fund                    -48.36%           N/A                -5.97%
Putnam VT Capital Appreciation Fund*                    N/A             N/A               -14.18%
Putnam VT Diversified Income Fund                     -7.14%            N/A                -5.20%
Putnam VT The George Putnam Fund of Boston             1.99%            N/A                -3.24%
Putnam VT Global Asset Allocation Fund                -11.52%           N/A                -3.31%
Putnam VT Global Growth Fund                          -34.75%           N/A                 1.38%
Putnam VT Growth and Income Fund                       0.41%            N/A                -4.93%
Putnam VT Growth Opportunities Fund*                    N/A             N/A                -9.41%
Putnam VT Health Sciences Fund                        29.40%            N/A                20.70%
Putnam VT High Yield Fund                             -14.92%           N/A                -9.66%
Putnam VT Income Fund                                  0.29%            N/A                -1.66%
Putnam VT International Growth Fund                   -6.05%            N/A                20.06%
Putnam VT International Growth and Income Fund        -5.75%            N/A                 1.94%
Putnam VT International New Opportunities Fund        -43.07%           N/A                 2.05%
Putnam VT Investors Fund                              -24.38%           N/A                -4.88%
Putnam VT Money Market Fund                           -1.53%            N/A                -0.05%
Putnam VT New Opportunities Fund                      -31.44%           N/A                 4.55%
Putnam VT New Value Fund                              13.89%            N/A                -0.04%
Putnam VT OTC & Emerging Growth Fund                  -54.66%           N/A                -5.99%
Putnam VT Research Fund                               -8.83%            N/A                 3.34%
Putnam VT Small Cap Value Fund                        15.82%            N/A                11.06%
Putnam VT Technology Fund*                              N/A             N/A               -44.17%
Putnam VT Utilities Growth and Income Fund             9.36%            N/A                 5.32%
Putnam VT Vista Fund                                  -10.80%           N/A                14.67%
Putnam VT Voyager Fund                                -22.42%           N/A                 6.55%
Putnam VT Voyager Fund II*                              N/A             N/A               -31.34%


*The standardized total returns for the Putnam American Government Income, Putnam Capital Appreciation, Putnam Growth Opportunities, Putnam Technology and Putnam Voyager II Variable Sub-Accounts are not annualized.


(With the Earnings Protection Death Benefit Option (assuming age of oldest Contract Owner and Annuitant is between 66 and 75 on the Rider Application Date) and Retirement Income Guarantee Rider 2)

VARIABLE SUB-ACCOUNT
--------------------
                                                    1 YEAR (%)      5 YEAR (%)       SINCE INCEPTION (%)
                                                    ----------      ----------       -------------------
Putnam VT American Government Income Fund*              N/A             N/A                 4.56%
Putnam VT Asia Pacific Growth Fund                    -48.44%           N/A                -6.12%
Putnam VT Capital Appreciation Fund*                    N/A             N/A               -14.21%
Putnam VT Diversified Income Fund                     -7.28%            N/A                -5.35%
Putnam VT The George Putnam Fund of Boston             1.84%            N/A                -3.38%
Putnam VT Global Asset Allocation Fund                -11.66%           N/A                -3.46%
Putnam VT Global Growth Fund                          -34.84%           N/A                 1.23%
Putnam VT Growth and Income Fund                       0.26%            N/A                -5.08%
Putnam VT Growth Opportunities Fund*                    N/A             N/A                -9.41%
Putnam VT Health Sciences Fund                        29.20%            N/A                20.52%
Putnam VT High Yield Fund                             -15.05%           N/A                -9.80%
Putnam VT Income Fund                                  0.13%            N/A                -1.81%
Putnam VT International Growth Fund                   -6.05%            N/A                20.06%
Putnam VT International Growth and Income Fund        -5.89%            N/A                 1.79%
Putnam VT International New Opportunities Fund        -43.15%           N/A                 1.90%
Putnam VT Investors Fund                              -24.49%           N/A                -5.02%
Putnam VT Money Market Fund                           -1.68%            N/A                -0.21%
Putnam VT New Opportunities Fund                      -31.54%           N/A                 4.39%
Putnam VT New Value Fund                              13.72%            N/A                -0.19%
Putnam VT OTC & Emerging Growth Fund                  -54.73%           N/A                -6.13%
Putnam VT Research Fund                               -8.97%            N/A                 3.19%

Putnam VT Small Cap Value Fund                        15.65%            N/A                10.89%
Putnam VT Technology Fund*                              N/A             N/A               -44.20%
Putnam VT Utilities Growth and Income Fund             9.19%            N/A                 5.16%
Putnam VT Vista Fund                                  -10.93%           N/A                14.50%
Putnam VT Voyager Fund                                -22.53%           N/A                 6.39%
Putnam VT Voyager Fund II*                              N/A             N/A               -31.36%

*The standardized total returns for the Putnam American Government Income, Putnam Capital Appreciation, Putnam Growth Opportunities, Putnam Technology and Putnam Voyager II Variable Sub-Accounts are not annualized.


(With the Earnings Protection Death Benefit Option (assuming age of oldest Contract Owner and Annuitant is 65 or younger on the Rider Application Date), Enhanced Beneficiary Protection Option and Retirement Income Guarantee Rider 2)

VARIABLE SUB-ACCOUNT
--------------------
                                                    1 YEAR (%)      5 YEAR (%)       SINCE INCEPTION (%)
                                                    ----------      ----------       -------------------
Putnam VT American Government Income Fund*              N/A             N/A                 4.56%
Putnam VT Asia Pacific Growth Fund                    -48.44%           N/A                -6.12%
Putnam VT Capital Appreciation Fund*                    N/A             N/A               -14.21%
Putnam VT Diversified Income Fund                     -7.28%            N/A                -5.35%
Putnam VT The George Putnam Fund of Boston             1.84%            N/A                -3.38%
Putnam VT Global Asset Allocation Fund                -11.66%           N/A                -3.46%
Putnam VT Global Growth Fund                          -34.84%           N/A                 1.23%
Putnam VT Growth and Income Fund                       0.26%            N/A                -5.08%
Putnam VT Growth Opportunities Fund*                    N/A             N/A              -941.00%
Putnam VT Health Sciences Fund                        29.20%            N/A                20.52%
Putnam VT High Yield Fund                             -15.05%           N/A                -9.80%
Putnam VT Income Fund                                  0.13%            N/A                -1.81%
Putnam VT International Growth Fund                   -6.05%            N/A                20.06%
Putnam VT International Growth and Income Fund        -5.89%            N/A                 1.79%
Putnam VT International New Opportunities Fund        -43.15%           N/A                 1.90%
Putnam VT Investors Fund                              -24.49%           N/A                -5.02%
Putnam VT Money Market Fund                           -1.68%            N/A                -0.21%
Putnam VT New Opportunities Fund                      -31.54%           N/A                 4.39%
Putnam VT New Value Fund                              13.72%            N/A                -0.19%
Putnam VT OTC & Emerging Growth Fund                  -54.73%           N/A                -6.13%
Putnam VT Research Fund                               -8.97%            N/A                 3.19%
Putnam VT Small Cap Value Fund                        15.65%            N/A                10.89%
Putnam VT Technology Fund*                              N/A             N/A               -44.20%
Putnam VT Utilities Growth and Income Fund             9.19%            N/A                 5.16%
Putnam VT Vista Fund                                  -10.93%           N/A                14.50%
Putnam VT Voyager Fund                                -22.53%           N/A                 6.39%
Putnam VT Voyager Fund II*                              N/A             N/A               -31.36%


*The standardized total returns for the Putnam American Government Income, Putnam Capital Appreciation, Putnam Growth Opportunities, Putnam Technology and Putnam Voyager II Variable Sub-Accounts are not annualized.


(With the Earnings Protection Death Benefit Option (assuming age of oldest Contract Owner and Annuitant is between 66 and 75 on the Rider Application
Date), Enhanced Beneficiary Protection Option and Retirement Income Guarantee Rider 2)

VARIABLE SUB-ACCOUNT
--------------------
                                                    1 YEAR (%)      5 YEAR (%)       SINCE INCEPTION (%)
                                                    ----------      ----------       -------------------
Putnam VT American Government Income Fund*              N/A             N/A                 4.42%
Putnam VT Asia Pacific Growth Fund                    -48.51%           N/A                -6.26%
Putnam VT Capital Appreciation Fund*                    N/A             N/A               -14.24%
Putnam VT Diversified Income Fund                     -7.43%            N/A                -5.49%
Putnam VT The George Putnam Fund of Boston             1.68%            N/A                -3.53%
Putnam VT Global Asset Allocation Fund                -11.79%           N/A                -3.60%
Putnam VT Global Growth Fund                          -34.94%           N/A                 1.08%
Putnam VT Growth and Income Fund                       0.11%            N/A                -5.22%
Putnam VT Growth Opportunities Fund*                    N/A             N/A                -9.41%
Putnam VT Health Sciences Fund                        29.01%            N/A                20.34%
Putnam VT High Yield Fund                             -15.18%           N/A                -9.94%
Putnam VT Income Fund                                 -0.02%            N/A                -1.96%
Putnam VT International Growth Fund                   -6.05%            N/A                20.06%
Putnam VT International Growth and Income Fund        -6.03%            N/A                 1.63%
Putnam VT International New Opportunities Fund        -43.24%           N/A                 1.74%
Putnam VT Investors Fund                              -24.61%           N/A                -5.17%
Putnam VT Money Market Fund                           -1.83%            N/A                -0.36%
Putnam VT New Opportunities Fund                      -31.64%           N/A                 4.23%
Putnam VT New Value Fund                              13.55%            N/A                -0.34%
Putnam VT OTC & Emerging Growth Fund                  -54.80%           N/A                -6.28%
Putnam VT Research Fund                               -9.11%            N/A                 3.03%
Putnam VT Small Cap Value Fund                        15.47%            N/A                10.72%
Putnam VT Technology Fund*                              N/A             N/A               -44.42%
Putnam VT Utilities Growth and Income Fund             9.03%            N/A                 5.00%
Putnam VT Vista Fund                                  -11.07%           N/A                14.33%
Putnam VT Voyager Fund                                -22.65%           N/A                 6.23%
Putnam VT Voyager Fund II*                              N/A             N/A               -31.39%


*The standardized total returns for the Putnam American Government Income, Putnam Capital Appreciation, Putnam Growth Opportunities, Putnam Technology and Putnam Voyager II Variable Sub-Accounts are not annualized.


Non-Standardized Total Returns


Set out below are the non-standardized total returns for each Variable Sub-Account since its inception through December 31, 2000. All of the Variable Sub-Accounts commenced operations on April 30, 1999 except for the Putnam American Government Income and Putnam Growth Opportunities Variable Sub-Accounts, which commenced operations on February 4, 2000, the Putnam Technology Variable Sub-Account, which commenced operations on July 17, 2000, and the Putnam Capital Appreciation and Putnam Voyager II Variable Sub-Accounts, which commenced operations on October 2, 2000. The non-standardized total returns shown below do not reflect the withdrawal charges that may be imposed under the Putnam Allstate Advisor Apex Contracts. No non-standardized performance is shown for Contracts with Retirement Income Guarantee Rider 2.




(Without the Earnings Protection Death Benefit Option, Enhanced Beneficiary Protection Option or Retirement Income Guarantee Rider)

VARIABLE SUB-ACCOUNT
--------------------
                                                    1 YEAR (%)      5 YEAR (%)       SINCE INCEPTION (%)
                                                    ----------      ----------       -------------------
Putnam VT American Government Income Fund*              N/A             N/A                11.61%
Putnam VT Asia Pacific Growth Fund                    -44.78%           N/A                -2.06%
Putnam VT Capital Appreciation Fund*                    N/A             N/A                -8.59%
Putnam VT Diversified Income Fund                     -0.97%            N/A                -1.20%
Putnam VT The George Putnam Fund of Boston             8.75%            N/A                 0.85%
Putnam VT Global Asset Allocation Fund                -5.62%            N/A                 0.76%
Putnam VT Global Growth Fund                          -30.31%           N/A                 5.57%
Putnam VT Growth and Income Fund                       7.06%            N/A                -0.90%
Putnam VT Growth Opportunities Fund*                    N/A             N/A               -25.35%

Putnam VT Health Sciences Fund                        37.88%            N/A                25.65%
Putnam VT High Yield Fund                             -9.24%            N/A                -5.83%
Putnam VT Income Fund                                  6.93%            N/A                 2.48%
Putnam VT International Growth Fund                   -10.29%           N/A                16.88%
Putnam VT International Growth and Income Fund         0.52%            N/A                 6.20%
Putnam VT International New Opportunities Fund        -39.15%           N/A                 6.25%
Putnam VT Investors Fund                              -19.29%           N/A                -0.89%
Putnam VT Money Market Fund                            5.00%            N/A                 4.14%
Putnam VT New Opportunities Fund                      -26.79%           N/A                 8.84%
Putnam VT New Value Fund                              21.40%            N/A                 4.18%
Putnam VT OTC & Emerging Growth Fund                  -51.48%           N/A                -2.08%
Putnam VT Research Fund                               -2.76%            N/A                 7.64%
Putnam VT Small Cap Value Fund                        23.45%            N/A                15.66%
Putnam VT Technology Fund*                              N/A             N/A               -40.39%
Putnam VT Utilities Growth and Income Fund            16.58%            N/A                 9.71%
Putnam VT Vista Fund                                  -4.85%            N/A                19.35%
Putnam VT Voyager Fund                                -17.20%           N/A                10.94%
Putnam VT Voyager Fund II*                              N/A             N/A               -26.80%

*The non-standardized total returns for the Putnam American Government Income, Putnam Capital Appreciation, Putnam Growth Opportunities, Putnam Technology and Putnam Voyager II Variable Sub-Accounts are not annualized.

(With the Enhanced Beneficiary Protection Option)

VARIABLE SUB-ACCOUNT
--------------------
                                                    1 YEAR (%)      5 YEAR (%)       SINCE INCEPTION (%)
                                                    ----------      ----------       -------------------
Putnam VT American Government Income Fund*              N/A             N/A                11.46%
Putnam VT Asia Pacific Growth Fund                    -44.86%           N/A                -2.20%
Putnam VT Capital Appreciation Fund*                    N/A             N/A                -8.62%
Putnam VT Diversified Income Fund                     -1.11%            N/A                -1.34%
Putnam VT The George Putnam Fund of Boston             8.58%            N/A                 0.70%
Putnam VT Global Asset Allocation Fund                -5.76%            N/A                 0.61%
Putnam VT Global Growth Fund                          -30.41%           N/A                 5.41%
Putnam VT Growth and Income Fund                       6.90%            N/A                -1.05%
Putnam VT Growth Opportunities Fund*                    N/A             N/A               -25.46%
Putnam VT Health Sciences Fund                        37.68%            N/A                25.46%
Putnam VT High Yield Fund                             -9.37%            N/A                -5.97%
Putnam VT Income Fund                                  6.77%            N/A                 2.33%
Putnam VT International Growth Fund                   -10.42%           N/A                16.70%
Putnam VT International Growth and Income Fund         0.37%            N/A                 6.04%
Putnam VT International New Opportunities Fund        -39.25%           N/A                 6.09%
Putnam VT Investors Fund                              -19.41%           N/A                -1.04%
Putnam VT Money Market Fund                            4.85%            N/A                 3.98%
Putnam VT New Opportunities Fund                      -26.90%           N/A                 8.68%
Putnam VT New Value Fund                              21.22%            N/A                 4.03%
Putnam VT OTC & Emerging Growth Fund                  -51.56%           N/A                -2.23%
Putnam VT Research Fund                               -2.91%            N/A                 7.48%
Putnam VT Small Cap Value Fund                        23.27%            N/A                15.48%
Putnam VT Technology Fund*                              N/A             N/A               -40.43%
Putnam VT Utilities Growth and Income Fund            16.40%            N/A                 9.55%
Putnam VT Vista Fund                                  -4.99%            N/A                19.17%
Putnam VT Voyager Fund                                -17.33%           N/A                10.77%
Putnam VT Voyager Fund II*                              N/A             N/A               -26.82%


*The non-standardized total returns for the Putnam American Government Income, Putnam Capital Appreciation, Putnam Growth Opportunities, Putnam Technology and Putnam Voyager II Variable Sub-Accounts are not annualized.


(With the Earnings Protection Death Benefit Option, assuming age of oldest Contract Owner and Annuitant is 65 or younger on the Rider Application Date)

VARIABLE SUB-ACCOUNT
--------------------
                                                    1 YEAR (%)      5 YEAR (%)       SINCE INCEPTION (%)
                                                    ----------      ----------       -------------------

Putnam VT American Government Income Fund*              N/A             N/A                11.41%
Putnam VT Asia Pacific Growth Fund                    -44.89%           N/A                -2.25%
Putnam VT Capital Appreciation Fund*                    N/A             N/A                -8.63%
Putnam VT Diversified Income Fund                     -1.16%            N/A                -1.39%
Putnam VT The George Putnam Fund of Boston             8.53%            N/A                 0.65%
Putnam VT Global Asset Allocation Fund                -5.81%            N/A                 0.55%
Putnam VT Global Growth Fund                          -30.45%           N/A                 5.36%
Putnam VT Growth and Income Fund                       6.85%            N/A                -1.10%
Putnam VT Growth Opportunities Fund*                    N/A             N/A               -25.49%
Putnam VT Health Sciences Fund                        37.61%            N/A                25.40%
Putnam VT High Yield Fund                             -9.42%            N/A                -6.02%
Putnam VT Income Fund                                  6.72%            N/A                 2.28%
Putnam VT International Growth Fund                   -10.47%           N/A                16.64%
Putnam VT International Growth and Income Fund         0.32%            N/A                 5.98%
Putnam VT International New Opportunities Fund        -39.28%           N/A                 6.04%
Putnam VT Investors Fund                              -19.45%           N/A                -1.09%
Putnam VT Money Market Fund                            4.79%            N/A                 3.93%
Putnam VT New Opportunities Fund                      -26.94%           N/A                 8.62%
Putnam VT New Value Fund                              21.16%            N/A                 3.97%
Putnam VT OTC & Emerging Growth Fund                  -51.58%           N/A                -2.28%
Putnam VT Research Fund                               -2.96%            N/A                 7.42%
Putnam VT Small Cap Value Fund                        23.20%            N/A                15.43%
Putnam VT Technology Fund*                              N/A             N/A               -40.44%
Putnam VT Utilities Growth and Income Fund            16.34%            N/A                 9.49%
Putnam VT Vista Fund                                  -5.04%            N/A                19.11%
Putnam VT Voyager Fund                                -17.37%           N/A                10.72%
Putnam VT Voyager Fund II*                              N/A             N/A               -26.83%

*The non-standardized total returns for the Putnam American Government Income, Putnam Capital Appreciation, Putnam Growth Opportunities, Putnam Technology and Putnam Voyager II Variable Sub-Accounts are not annualized.


(With the Earnings Protection Death Benefit Option, assuming age of oldest Contract Owner and Annuitant is between 66 and 75 on the Rider Application Date)

VARIABLE SUB-ACCOUNT
--------------------
                                                    1 YEAR (%)      5 YEAR (%)       SINCE INCEPTION (%)
                                                    ----------      ----------       -------------------
Putnam VT American Government Income Fund*              N/A             N/A                11.26%
Putnam VT Asia Pacific Growth Fund                    -44.98%           N/A                -2.40%
Putnam VT Capital Appreciation Fund*                    N/A             N/A                -8.66%
Putnam VT Diversified Income Fund                     -1.31%            N/A                -1.54%
Putnam VT The George Putnam Fund of Boston             8.37%            N/A                 0.50%
Putnam VT Global Asset Allocation Fund                -5.95%            N/A                 0.40%
Putnam VT Global Growth Fund                          -30.55%           N/A                 5.20%
Putnam VT Growth and Income Fund                       6.69%            N/A                -1.25%
Putnam VT Growth Opportunities Fund*                    N/A             N/A               -25.59%
Putnam VT Health Sciences Fund                        37.40%            N/A                25.21%
Putnam VT High Yield Fund                             -9.56%            N/A                -6.16%
Putnam VT Income Fund                                  6.56%            N/A                 2.12%
Putnam VT International Growth Fund                   -10.60%           N/A                16.47%
Putnam VT International Growth and Income Fund         0.17%            N/A                 5.83%
Putnam VT International New Opportunities Fund        -39.37%           N/A                 5.88%
Putnam VT Investors Fund                              -19.57%           N/A                -1.24%
Putnam VT Money Market Fund                            4.64%            N/A                 3.77%
Putnam VT New Opportunities Fund                      -27.05%           N/A                 8.46%
Putnam VT New Value Fund                              20.97%            N/A                 3.82%
Putnam VT OTC & Emerging Growth Fund                  -51.66%           N/A                -2.43%
Putnam VT Research Fund                               -3.10%            N/A                 7.26%
Putnam VT Small Cap Value Fund                        23.02%            N/A                15.25%
Putnam VT Technology Fund*                              N/A             N/A               -40.48%
Putnam VT Utilities Growth and Income Fund            16.17%            N/A                 9.33%
Putnam VT Vista Fund                                  -5.18%            N/A                18.93%

Putnam VT Voyager Fund                                -17.49%           N/A                10.55%
Putnam VT Voyager Fund II*                              N/A             N/A               -26.86%


*The non-standardized total returns for the Putnam American Government Income, Putnam Capital Appreciation, Putnam Growth Opportunities, Putnam Technology and Putnam Voyager II Variable Sub-Accounts are not annualized.


(With the Earnings Protection Death Benefit Option (assuming age of oldest Contract Owner and Annuitant is 65 or younger on the Rider Application Date) and Enhanced Beneficiary Protection Option)

VARIABLE SUB-ACCOUNT
--------------------
                                                    1 YEAR (%)      5 YEAR (%)       SINCE INCEPTION (%)
                                                    ----------      ----------       -------------------
Putnam VT American Government Income Fund*              N/A             N/A                11.26%
Putnam VT Asia Pacific Growth Fund                    -44.98%           N/A                -2.40%
Putnam VT Capital Appreciation Fund*                    N/A             N/A                -8.66%
Putnam VT Diversified Income Fund                     -1.31%            N/A                -1.54%
Putnam VT The George Putnam Fund of Boston             8.37%            N/A                 0.50%
Putnam VT Global Asset Allocation Fund                -5.95%            N/A                 0.40%
Putnam VT Global Growth Fund                          -30.55%           N/A                 5.20%
Putnam VT Growth and Income Fund                       6.69%            N/A                -1.25%
Putnam VT Growth Opportunities Fund*                    N/A             N/A               -25.59%
Putnam VT Health Sciences Fund                        37.40%            N/A                25.21%
Putnam VT High Yield Fund                             -9.56%            N/A                -6.16%
Putnam VT Income Fund                                  6.56%            N/A                 2.12%
Putnam VT International Growth Fund                   -10.60%           N/A                16.47%
Putnam VT International Growth and Income Fund         0.17%            N/A                 5.83%
Putnam VT International New Opportunities Fund        -39.37%           N/A                 5.88%
Putnam VT Investors Fund                              -19.57%           N/A                -1.24%
Putnam VT Money Market Fund                            4.64%            N/A                 3.77%
Putnam VT New Opportunities Fund                      -27.05%           N/A                 8.46%
Putnam VT New Value Fund                              20.97%            N/A                 3.82%
Putnam VT OTC & Emerging Growth Fund                  -51.66%           N/A                -2.43%
Putnam VT Research Fund                               -3.10%            N/A                 7.26%
Putnam VT Small Cap Value Fund                        23.02%            N/A                15.25%
Putnam VT Technology Fund*                              N/A             N/A               -40.48%
Putnam VT Utilities Growth and Income Fund            16.17%            N/A                 9.33%
Putnam VT Vista Fund                                  -5.18%            N/A                18.93%
Putnam VT Voyager Fund                                -17.49%           N/A                10.55%
Putnam VT Voyager Fund II*                              N/A             N/A               -26.86%


*The non-standardized total returns for the Putnam American Government Income, Putnam Capital Appreciation, Putnam Growth Opportunities, Putnam Technology and Putnam Voyager II Variable Sub-Accounts are not annualized.


(With the Earnings Protection Death Benefit Option (assuming age of oldest Contract Owner and Annuitant is between 66 and 75 on the Rider Application Date) and Enhanced Beneficiary Protection Option)

VARIABLE SUB-ACCOUNT
--------------------
                                                    1 YEAR (%)      5 YEAR (%)       SINCE INCEPTION (%)
                                                    ----------      ----------       -------------------
Putnam VT American Government Income Fund*              N/A             N/A                11.10%
Putnam VT Asia Pacific Growth Fund                    -45.06%           N/A                -2.54%
Putnam VT Capital Appreciation Fund*                    N/A             N/A                -8.70%
Putnam VT Diversified Income Fund                     -1.46%            N/A                -1.69%
Putnam VT The George Putnam Fund of Boston             8.20%            N/A                 0.35%
Putnam VT Global Asset Allocation Fund                -6.09%            N/A                 0.25%
Putnam VT Global Growth Fund                          -30.66%           N/A                 5.04%
Putnam VT Growth and Income Fund                       6.53%            N/A                -1.40%
Putnam VT Growth Opportunities Fund*                    N/A             N/A               -25.70%
Putnam VT Health Sciences Fund                        37.19%            N/A                25.02%
Putnam VT High Yield Fund                             -9.69%            N/A                -6.30%
Putnam VT Income Fund                                  6.40%            N/A                 1.97%
Putnam VT International Growth Fund                   -10.74%           N/A                16.29%
Putnam VT International Growth and Income Fund         0.02%            N/A                 5.67%
Putnam VT International New Opportunities Fund        -39.46%           N/A                 5.72%
Putnam VT Investors Fund                              -19.69%           N/A                -1.39%
Putnam VT Money Market Fund                            4.48%            N/A                 3.61%
Putnam VT New Opportunities Fund                      -27.16%           N/A                 8.29%
Putnam VT New Value Fund                              20.79%            N/A                 3.66%
Putnam VT OTC & Emerging Growth Fund                  -51.73%           N/A                -2.58%
Putnam VT Research Fund                               -3.25%            N/A                 7.10%
Putnam VT Small Cap Value Fund                        22.83%            N/A                15.08%
Putnam VT Technology Fund*                              N/A             N/A               -40.53%
Putnam VT Utilities Growth and Income Fund            15.99%            N/A                 9.16%
Putnam VT Vista Fund                                  -5.33%            N/A                18.75%
Putnam VT Voyager Fund                                -17.62%           N/A                10.38%
Putnam VT Voyager Fund II*                              N/A             N/A               -26.89%


*The non-standardized total returns for the Putnam American Government Income, Putnam Capital Appreciation, Putnam Growth Opportunities, Putnam Technology and Putnam Voyager II Variable Sub-Accounts are not annualized.







Adjusted Historical Total Returns

Set out below are the adjusted historical total returns for each Variable Sub-Account since the Fund's inception through December 31, 2000. Adjusted historical total returns are computed in the same manner as standardized total returns, except that the performance figures shown are based on the Funds' historical performance since the inception of the Funds rather than the inception of the Variable Sub-Accounts.




(Without the Earnings Protection Death Benefit Option, the Enhanced Beneficiary Protection Option or a Retirement Income Guarantee Rider)

                                                                                                 10 YEAR OR SINCE
VARIABLE SUB-ACCOUNT                                INCEPTION DATE    1 YEAR (%)   5 YEAR (%)      INCEPTION (%)*
--------------------                                --------------    ----------   ----------    -----------------
Putnam VT American Government Income Fund**             1/31/00          N/A           N/A            5.22%
Putnam VT Asia Pacific Growth Fund                      5/1/95         -47.96%       -1.75%           -1.26%
Putnam VT Capital Appreciation Fund**                   9/28/00          N/A           N/A           -43.97%
Putnam VT Diversified Income Fund                       9/15/93         -6.66%        1.06%           2.57%
Putnam VT The George Putnam Fund of Boston              4/30/98         2.49%          N/A            1.63%
Putnam VT Global Asset Allocation Fund                  2/1/88         -11.05%        8.55%           10.01%
Putnam VT Global Growth Fund                            5/1/90         -34.32%       12.64%           11.63%
Putnam VT Growth and Income Fund                        2/1/88          0.91%        11.52%           12.91%
Putnam VT Growth Opportunities Fund**                   1/31/00          N/A           N/A           -29.17%
Putnam VT Health Sciences Fund                          4/30/98         29.96%         N/A            11.79%
Putnam VT High Yield Fund                               2/1/88         -14.46%        1.18%           9.34%
Putnam VT Income Fund                                   2/1/88          0.78%         2.76%           5.97%

Putnam VT International Growth Fund                     1/2/97         -15.44%         N/A            16.09%
Putnam VT International Growth and Income Fund          1/2/97          -5.26%         N/A            11.15%
Putnam VT International New Opportunities Fund          1/2/97         -42.65%         N/A            6.94%
Putnam VT Investors Fund                                4/30/98        -23.93%         N/A            4.92%
Putnam VT Money Market Fund                             2/1/88          -1.03%        2.92%           3.12%
Putnam VT New Opportunities Fund                        5/2/94         -31.00%       13.71%           17.51%
Putnam VT New Value Fund                                1/2/97          14.42%         N/A            8.70%
Putnam VT OTC & Emerging Growth Fund                    4/30/98        -54.27%         N/A            1.11%
Putnam VT Research Fund                                 9/29/98         -8.35%         N/A            15.38%
Putnam VT Small Cap Value Fund                          4/30/99         16.35%         N/A            11.65%
Putnam VT Technology Fund**                             6/14/00          N/A           N/A           -56.21%
Putnam VT Utilities Growth and Income Fund              5/1/92          9.87%        12.21%           11.37%
Putnam VT Vista Fund                                    1/2/97         -10.32%         N/A            18.41%
Putnam VT Voyager Fund                                  2/1/88         -21.96%       16.14%           18.54%
Putnam VT Voyager Fund II**                             9/28/00          N/A           N/A           -76.37%


* Each of the above Funds (Class IB shares) corresponding to the Variable Sub-Accounts commenced operations on April 30, 1998, except for the Putnam VT Diversified Income, Growth and Income, and International Growth Funds, which commenced operations on April 6, 1998, the Putnam VT Research Fund, which commenced operations September 30, 1998, the Putnam VT Small Cap Value Fund, which commenced operations April 30, 1999, the Putnam VT American Government Fund and Putnam VT Growth Opportunities Fund, which commenced operations on January 31, 2000, the Putnam VT Technology Fund, which commenced operations on June 14, 2000, and the Putnam VT Capital Appreciation and Putnam VT Voyager II Funds, which commenced operations on September 1, 2000. For periods prior to the inception dates of the Funds (Class IB shares), the performance shown is based on the historical performance of the Funds (Class IA shares), adjusted to reflect the current expenses of the Funds (Class IB shares). The inception dates for the Funds (Class IA shares) are shown in the table above.

** The adjusted  historical  total  returns for the Putnam  American  Government
Income,  Putnam  Capital  Appreciation,  Putnam  Growth  Opportunities,   Putnam
Technology and Putnam Voyager II Variable Sub-Accounts are not annualized.

(With the Enhanced Beneficiary Protection Option)*

                                                                                                 10 YEAR OR SINCE
VARIABLE SUB-ACCOUNT                                INCEPTION DATE    1 YEAR (%)   5 YEAR (%)      INCEPTION (%)*
--------------------                                --------------    ----------   ----------    -----------------
Putnam VT American Government Income Fund***             1/31/00         N/A           N/A             5.06%
Putnam VT Asia Pacific Growth Fund                       5/1/95        -48.03%       -1.90%            -1.41%
Putnam VT Capital Appreciation Fund***                   9/28/00         N/A           N/A            -44.05%
Putnam VT Diversified Income Fund                        9/15/93        -6.80%        0.91%            2.42%
Putnam VT The George Putnam Fund of Boston               4/30/98        2.34%          N/A             1.48%
Putnam VT Global Asset Allocation Fund                   2/1/88        -11.18%        8.38%            9.85%
Putnam VT Global Growth Fund                             5/1/90        -34.42%       12.47%            11.46%
Putnam VT Growth and Income Fund                         2/1/88         0.76%        11.35%            12.74%
Putnam VT Growth Opportunities Fund***                   1/31/00         N/A           N/A            -29.27%
Putnam VT Health Sciences Fund                           4/30/98        29.76%         N/A             11.62%
Putnam VT High Yield Fund                                2/1/88        -14.58%        1.03%            9.18%
Putnam VT Income Fund                                    2/1/88         0.63%         2.61%            5.81%
Putnam VT International Growth Fund                      1/2/97        -15.57%         N/A             15.91%
Putnam VT International Growth and Income Fund           1/2/97         -5.40%         N/A             10.98%
Putnam VT International New Opportunities Fund           1/2/97        -42.74%         N/A             6.78%
Putnam VT Investors Fund                                 4/30/98       -24.04%         N/A             4.76%
Putnam VT Money Market Fund                              2/1/88         -1.18%        2.77%            2.96%
Putnam VT New Opportunities Fund                         5/2/94        -31.10%       13.54%            17.34%
Putnam VT New Value Fund                                 1/2/97         14.25%         N/A             8.53%
Putnam VT OTC & Emerging Growth Fund                     4/30/98       -54.34%         N/A             0.96%
Putnam VT Research Fund                                  9/29/98        -8.49%         N/A             15.20%
Putnam VT Small Cap Value Fund                           4/30/99        16.18%         N/A             11.48%
Putnam VT Technology Fund***                             6/14/00         N/A           N/A            -56.28%
Putnam VT Utilities Growth and Income Fund               5/1/92         9.71%        12.04%            11.21%
Putnam VT Vista Fund                                     1/2/97        -10.46%         N/A             18.23%

Putnam VT Voyager Fund                                   2/1/88        -22.08%       15.97%            18.37%
Putnam VT Voyager Fund II***                             9/28/00         N/A           N/A            -76.40%


* Performance figures have been adjusted to reflect the current charge for the Enhanced Beneficiary Protection Option as if that feature had been available throughout the periods shown.

** The inception dates for the Funds appear in the first footnote to the preceding table. For periods prior to the inception dates of the Funds (Class IB shares), the performance shown is based on the historical performance of the Funds (Class IA shares), adjusted to reflect the current expenses of the Funds (Class IB shares). The inception dates for the Funds (Class IA shares) are shown in the table above.

*** The adjusted historical total returns for the Putnam American Government Income, Putnam Capital Appreciation, Putnam Growth Opportunities, Putnam Technology and Putnam Voyager II Variable Sub-Accounts are not annualized.


(With the Earnings Protection Death Benefit Option, assuming age of oldest Contract Owner and Annuitant is 65 or younger on the Rider Application Date)*

                                                                                                 10 YEAR OR SINCE
VARIABLE SUB-ACCOUNT                                INCEPTION DATE    1 YEAR (%)   5 YEAR (%)      INCEPTION (%)*
--------------------                                --------------    ----------   ----------    -----------------
Putnam VT American Government Income Fund***            1/31/00           N/A          N/A              5.00%
Putnam VT Asia Pacific Growth Fund                       5/1/95         -48.06%      -1.95%            -1.46%
Putnam VT Capital Appreciation Fund***                  9/28/00           N/A          N/A             -44.08%
Putnam VT Diversified Income Fund                       9/15/93         -6.85%        0.86%             2.37%
Putnam VT The George Putnam Fund of Boston              4/30/98          2.29%         N/A              1.43%
Putnam VT Global Asset Allocation Fund                   2/1/88         -11.23%       8.33%             9.79%
Putnam VT Global Growth Fund                             5/1/90         -34.45%      12.41%            11.40%
Putnam VT Growth and Income Fund                         2/1/88          0.71%       11.30%            12.69%
Putnam VT Growth Opportunities Fund***                  1/31/00           N/A          N/A             -29.31%
Putnam VT Health Sciences Fund                          4/30/98         29.70%         N/A             11.56%
Putnam VT High Yield Fund                                2/1/88         -14.63%       0.98%             9.12%
Putnam VT Income Fund                                    2/1/88          0.58%        2.56%             5.76%
Putnam VT International Growth Fund                      1/2/97         -15.61%        N/A             15.86%
Putnam VT International Growth and Income Fund           1/2/97         -5.45%         N/A             10.92%
Putnam VT International New Opportunities Fund           1/2/97         -42.77%        N/A              6.72%
Putnam VT Investors Fund                                4/30/98         -24.08%        N/A              4.71%
Putnam VT Money Market Fund                              2/1/88         -1.23%        2.71%             2.91%
Putnam VT New Opportunities Fund                         5/2/94         -31.14%      13.48%            17.28%
Putnam VT New Value Fund                                 1/2/97         14.19%         N/A              8.48%
Putnam VT OTC & Emerging Growth Fund                    4/30/98         -54.37%        N/A              0.91%
Putnam VT Research Fund                                 9/29/98         -8.54%         N/A             15.14%
Putnam VT Small Cap Value Fund                          4/30/99         16.12%         N/A             11.42%
Putnam VT Technology Fund***                            6/14/00           N/A          N/A             -56.30%
Putnam VT Utilities Growth and Income Fund Fund          5/1/92          9.65%       11.99%            11.15%
Putnam VT Vista Fund                                     1/2/97         -10.50%        N/A             18.17%
Putnam VT Voyager Fund                                   2/1/88         -22.12%      15.91%            18.31%
Putnam VT Voyager Fund II***                            9/28/00           N/A          N/A             -76.41%


*Performance figures have been adjusted to reflect the current charge for the Earnings Protection Death Benefit Option as if that feature had been available throughout the periods shown.

** The inception dates for the Funds appear in the first footnote to the preceding table. For periods prior to the inception dates of the Funds (Class IB shares), the performance shown is based on the historical performance of the Funds (Class IA shares), adjusted to reflect the current expenses of the Funds (Class IB shares). The inception dates for the Funds (Class IA shares) are shown in the table above.

*** The adjusted historical total returns for the Putnam American Government Income, Putnam Capital Appreciation, Putnam Growth Opportunities, Putnam Technology and Putnam Voyager II Variable Sub-Accounts are not annualized.


(With the Earnings Protection Death Benefit Option, assuming age of oldest Contract Owner and Annuitant is between 66 and 75 on the Rider Application
Date)*

                                                                                                 10 YEAR OR SINCE
VARIABLE SUB-ACCOUNT                                INCEPTION DATE    1 YEAR (%)   5 YEAR (%)      INCEPTION (%)*
--------------------                                --------------    ----------   ----------    -----------------
Putnam VT American Government Income Fund***            1/31/00           N/A          N/A            4.85%
Putnam VT Asia Pacific Growth Fund                      5/1/95          -48.14%      -2.10%           -1.61%
Putnam VT Capital Appreciation Fund***                  9/28/00           N/A          N/A           -44.16%
Putnam VT Diversified Income Fund                       9/15/93          -6.99%       0.70%           2.21%
Putnam VT The George Putnam Fund of Boston              4/30/98          2.14%         N/A            1.27%

Putnam VT Global Asset Allocation Fund                  2/1/88          -11.36%       8.17%           9.62%
Putnam VT Global Growth Fund                            5/1/90          -34.55%      12.24%           11.24%
Putnam VT Growth and Income Fund                        2/1/88           0.55%       11.13%           12.52%
Putnam VT Growth Opportunities Fund***                  1/31/00           N/A          N/A           -29.41%
Putnam VT Health Sciences Fund                          4/30/98          29.50%        N/A            11.39%
Putnam VT High Yield Fund                               2/1/88          -14.76%       0.83%           8.95%
Putnam VT Income Fund                                   2/1/88           0.43%        2.40%           5.60%
Putnam VT International Growth Fund                     1/2/97          -15.74%        N/A            15.68%
Putnam VT International Growth and Income Fund          1/2/97           -5.59%        N/A            10.76%
Putnam VT International New Opportunities Fund          1/2/97          -42.85%        N/A            6.56%
Putnam VT Investors Fund                                4/30/98         -24.19%        N/A            4.55%
Putnam VT Money Market Fund                             2/1/88           -1.38%       2.56%           2.76%
Putnam VT New Opportunities Fund                        5/2/94          -31.24%      13.31%           17.10%
Putnam VT New Value Fund                                1/2/97           14.02%        N/A            8.31%
Putnam VT OTC & Emerging Growth Fund                    4/30/98         -54.44%        N/A            0.76%
Putnam VT Research Fund                                 9/29/98          -8.68%        N/A            14.97%
Putnam VT Small Cap Value Fund                          4/30/99          15.94%        N/A            11.25%
Putnam VT Technology Fund***                            6/14/00           N/A          N/A           -56.36%
Putnam VT Utilities Growth and Income Fund              5/1/92           9.49%       11.82%           10.98%
Putnam VT Vista Fund                                    1/2/97          -10.64%        N/A            17.99%
Putnam VT Voyager Fund                                  2/1/88          -22.24%      15.73%           18.13%
Putnam VT Voyager Fund II***                            9/28/00           N/A          N/A           -76.45%


* Performance figures have been adjusted to reflect the current charge for the Earnings Protection Death Benefit Option as if that feature had been available throughout the periods shown.

** The inception dates for the Funds appear in the first footnote to the preceding table. For periods prior to the inception dates of the Funds (Class IB shares), the performance shown is based on the historical performance of the Funds (Class IA shares), adjusted to reflect the current expenses of the Funds (Class IB shares). The inception dates for the Funds (Class IA shares) are shown in the table above.

*** The adjusted historical total returns for the Putnam American Government Income, Putnam Capital Appreciation, Putnam Growth Opportunities, Putnam Technology and Putnam Voyager II Variable Sub-Accounts are not annualized.


(With the Earnings Protection Death Benefit Option (assuming age of oldest Contract Owner and Annuitant is 65 or younger on the Rider Application Date) and Enhanced Beneficiary Protection Option)*

                                                                                                 10 YEAR OR SINCE
VARIABLE SUB-ACCOUNT                                INCEPTION DATE    1 YEAR (%)   5 YEAR (%)      INCEPTION (%)*
--------------------                                --------------    ----------   ----------    -----------------
Putnam VT American Government Income Fund***            1/31/00           N/A          N/A             4.85%
Putnam VT Asia Pacific Growth Fund                      5/1/95          -48.14%      -2.10%            -1.61%
Putnam VT Capital Appreciation Fund***                  9/28/00           N/A          N/A            -44.16%
Putnam VT Diversified Income Fund                       9/15/93          -6.99%       0.70%            2.21%
Putnam VT The George Putnam Fund of Boston              4/30/98          2.14%         N/A             1.27%
Putnam VT Global Asset Allocation Fund                  2/1/88          -11.36%       8.17%            9.62%
Putnam VT Global Growth Fund                            5/1/90          -34.55%      12.24%            11.24%
Putnam VT Growth and Income Fund                        2/1/88           0.55%       11.13%            12.52%
Putnam VT Growth Opportunities Fund***                  1/31/00           N/A          N/A            -29.41%
Putnam VT Health Sciences Fund                          4/30/98          29.50%        N/A             11.39%
Putnam VT High Yield Fund                               2/1/88          -14.76%       0.83%            8.95%
Putnam VT Income Fund                                   2/1/88           0.43%        2.40%            5.60%
Putnam VT International Growth Fund                     1/2/97          -15.74%        N/A             15.68%
Putnam VT International Growth and Income Fund          1/2/97           -5.59%        N/A             10.76%
Putnam VT International New Opportunities Fund          1/2/97          -42.85%        N/A             6.56%
Putnam VT Investors Fund                                4/30/98         -24.19%        N/A             4.55%
Putnam VT Money Market Fund                             2/1/88           -1.38%       2.56%            2.76%
Putnam VT New Opportunities Fund                        5/2/94          -31.24%      13.31%            17.10%
Putnam VT New Value Fund                                1/2/97           14.02%        N/A             8.31%
Putnam VT OTC & Emerging Growth Fund                    4/30/98         -54.44%        N/A             0.76%
Putnam VT Research Fund                                 9/29/98          -8.68%        N/A             14.97%
Putnam VT Small Cap Value Fund                          4/30/99          15.94%        N/A             11.25%
Putnam VT Technology Fund***                            6/14/00           N/A          N/A            -56.36%
Putnam VT Utilities Growth and Income Fund              5/1/92           9.49%       11.82%            10.98%
Putnam VT Vista Fund                                    1/2/97          -10.64%        N/A             17.99%
Putnam VT Voyager Fund                                  2/1/88          -22.24%      15.73%            18.13%
Putnam VT Voyager Fund II***                            9/28/00           N/A          N/A            -76.45%


* Performance figures have been adjusted to reflect the current charge for the Earnings Protection Death Benefit Option as if that feature had been available throughout the periods shown.

** The inception dates for the Funds appear in the first footnote to the preceding table. For periods prior to the inception dates of the Funds (Class IB shares), the performance shown is based on the historical performance of the Funds (Class IA shares), adjusted to reflect the current expenses of the Funds (Class IB shares). The inception dates for the Funds (Class IA shares) are shown in the table above.

*** The adjusted historical total returns for the Putnam American Government Income, Putnam Capital Appreciation, Putnam Growth Opportunities, Putnam Technology and Putnam Voyager II Variable Sub-Accounts are not annualized.


(With the Earnings Protection Death Benefit Option (assuming age of oldest Contract Owner and Annuitant is between 66 and 75 on the Rider Application Date) and Enhanced Beneficiary Protection Option)*

                                                                                                 10 YEAR OR SINCE
VARIABLE SUB-ACCOUNT                                INCEPTION DATE    1 YEAR (%)   5 YEAR (%)      INCEPTION (%)*
--------------------                                --------------    ----------   ----------    -----------------
Putnam VT American Government Income Fund***             1/31/00          N/A          N/A              4.69%
Putnam VT Asia Pacific Growth Fund                       5/1/95         -48.22%      -2.25%             -1.76%
Putnam VT Capital Appreciation Fund***                   9/28/00          N/A          N/A             -44.25%
Putnam VT Diversified Income Fund                        9/15/93         -7.13%       0.55%             2.06%
Putnam VT The George Putnam Fund of Boston               4/30/98         1.98%         N/A              1.12%
Putnam VT Global Asset Allocation Fund                   2/1/88         -11.49%       8.00%             9.46%
Putnam VT Global Growth Fund                             5/1/90         -34.65%      12.07%             11.07%
Putnam VT Growth and Income Fund                         2/1/88          0.40%       10.96%             12.35%
Putnam VT Growth Opportunities Fund***                   1/31/00          N/A          N/A             -29.52%
Putnam VT Health Sciences Fund                           4/30/98         29.31%        N/A              11.22%
Putnam VT High Yield Fund                                2/1/88         -14.88%       0.68%             8.79%
Putnam VT Income Fund                                    2/1/88          0.28%        2.25%             5.44%
Putnam VT International Growth Fund                      1/2/97         -15.87%        N/A              15.51%
Putnam VT International Growth and Income Fund           1/2/97          -5.73%        N/A              10.59%
Putnam VT International New Opportunities Fund           1/2/97         -42.94%        N/A              6.40%
Putnam VT Investors Fund                                 4/30/98        -24.31%        N/A              4.39%
Putnam VT Money Market Fund                              2/1/88          -1.53%       2.40%             2.60%
Putnam VT New Opportunities Fund                         5/2/94         -31.35%      13.13%             16.92%
Putnam VT New Value Fund                                 1/2/97          13.85%        N/A              8.15%
Putnam VT OTC & Emerging Growth Fund                     4/30/98        -54.50%        N/A              0.61%
Putnam VT Research Fund                                  9/29/98         -8.81%        N/A              14.80%
Putnam VT Small Cap Value Fund                           4/30/99         15.77%        N/A              11.09%
Putnam VT Technology Fund***                             6/14/00          N/A          N/A             -56.43%
Putnam VT Utilities Growth and Income Fund               5/1/92          9.32%       11.65%             10.81%
Putnam VT Vista Fund                                     1/2/97         -10.77%        N/A              17.81%
Putnam VT Voyager Fund                                   2/1/88         -22.35%      15.56%             17.95%
Putnam VT Voyager Fund II***                             9/28/00          N/A          N/A             -76.48%


* Performance figures have been adjusted to reflect the current charge for the Earnings Protection Death Benefit Option as if that feature had been available throughout the periods shown.

** The inception dates for the Funds appear in the first footnote to the preceding table. For periods prior to the inception dates of the Funds (Class IB shares), the performance shown is based on the historical performance of the Funds (Class IA shares), adjusted to reflect the current expenses of the Funds (Class IB shares). The inception dates for the Funds (Class IA shares) are shown in the table above.

*** The adjusted historical total returns for the Putnam American Government Income, Putnam Capital Appreciation, Putnam Growth Opportunities, Putnam Technology and Putnam Voyager II Variable Sub-Accounts are not annualized.

(With Retirement Income Guarantee Rider 2)*

                                                                                                 10 YEAR OR SINCE
VARIABLE SUB-ACCOUNT                                INCEPTION DATE    1 YEAR (%)   5 YEAR (%)      INCEPTION (%)*
--------------------                                --------------    ----------   ----------    -----------------
Putnam VT American Government Income Fund***            1/31/00           N/A          N/A              4.89%
Putnam VT Asia Pacific Growth Fund                      5/1/95          -48.25%      -2.08%             -1.62%
Putnam VT Capital Appreciation Fund***                  9/28/00           N/A          N/A             -44.72%
Putnam VT Diversified Income Fund                       9/15/93          -6.96%       0.74%             2.22%
Putnam VT The George Putnam Fund of Boston              4/30/98          2.20%         N/A              1.28%
Putnam VT Global Asset Allocation Fund                  2/1/88          -11.35%       8.29%             9.77%
Putnam VT Global Growth Fund                            5/1/90          -34.61%      12.40%             11.39%
Putnam VT Growth and Income Fund                        2/1/88           0.61%       11.27%             12.69%
Putnam VT Growth Opportunities Fund***                  1/31/00           N/A          N/A              -6.67%
Putnam VT Health Sciences Fund                          4/30/98          29.66%        N/A              11.43%
Putnam VT High Yield Fund                               2/1/88          -14.75%       0.88%             9.15%
Putnam VT Income Fund                                   2/1/88           0.49%        2.44%             5.69%
Putnam VT International Growth Fund                     1/2/97           -6.05%        N/A              23.40%
Putnam VT International Growth and Income Fund          1/2/97           -5.56%        N/A              10.88%
Putnam VT International New Opportunities Fund          1/2/97          -42.95%        N/A              6.66%
Putnam VT Investors Fund                                4/30/98         -24.22%        N/A              4.62%
Putnam VT Money Market Fund                             2/1/88           -1.33%       2.60%             2.78%
Putnam VT New Opportunities Fund                        5/2/94          -31.30%      13.46%             17.30%
Putnam VT New Value Fund                                1/2/97           14.12%        N/A              8.40%
Putnam VT OTC & Emerging Growth Fund                    4/30/98         -54.57%        N/A              0.82%
Putnam VT Research Fund                                 9/29/98          -8.65%        N/A              15.01%
Putnam VT Small Cap Value Fund                          4/30/99          16.06%        N/A              11.28%
Putnam VT Technology Fund***                            6/14/00           N/A          N/A             -56.58%
Putnam VT Utilities Growth and Income Fund              5/1/92           9.58%       11.96%             11.10%
Putnam VT Vista Fund                                    1/2/97          -10.62%        N/A              18.17%
Putnam VT Voyager Fund                                  2/1/88          -22.26%      15.90%             18.37%
Putnam VT Voyager Fund II***                            9/28/00           N/A          N/A             -76.76%

 --------------

* Performance figures have been adjusted to reflect the current charge for Retirement Income Guarantee Rider 2 as if that feature had been available throughout the periods shown. For purposes of computing the Rider fee, we assumed that Income Base B applied, that there were no additional purchase payments or withdrawals, and that the Contract Issue Date coincided with the inception date of the Fund (Class IA shares).

** The inception dates for the Funds appear in the first footnote to the first table under Adjusted Historical Total Returns. For periods prior to the inception dates of the Funds (Class IB shares), the performance shown is based on the historical performance of the Funds (Class IA shares), adjusted to reflect the current expenses of the Funds (Class IB shares). The inception dates for the Funds (Class IA shares) are shown in the table above.

*** The adjusted historical total returns for the Putnam American Government
    Income, Putnam Capital Appreciation, Putnam Growth Opportunities, Putnam Technology and Putnam Voyager II Variable Sub-Accounts are not annualized.

(With the Enhanced Beneficiary Protection Option and Retirement Income Guarantee Rider 2)*

                                                                                               10 YEAR OR SINCE
VARIABLE SUB-ACCOUNT                                INCEPTION DATE  1 YEAR (%)   5 YEAR (%)     INCEPTION (%)**
--------------------                                --------------  ----------   ----------    -----------------
Putnam VT American Government Income Fund***            1/31/00         N/A          N/A            4.73%
Putnam VT Asia Pacific Growth Fund                      5/1/95        -48.33%      -2.23%           -1.77%
Putnam VT Capital Appreciation Fund***                  9/28/00         N/A          N/A           -44.80%
Putnam VT Diversified Income Fund                       9/15/93        -7.10%       0.59%           2.06%
Putnam VT The George Putnam Fund of Boston              4/30/98        2.04%         N/A            1.12%
Putnam VT Global Asset Allocation Fund                  2/1/88        -11.48%       8.12%           9.61%
Putnam VT Global Growth Fund                            5/1/90        -34.71%      12.23%           11.22%
Putnam VT Growth and Income Fund                        2/1/88         0.46%       11.10%           12.52%
Putnam VT Growth Opportunities Fund***                  1/31/00         N/A          N/A            -6.67%
Putnam VT Health Sciences Fund                          4/30/98        29.46%        N/A            11.26%
Putnam VT High Yield Fund                               2/1/88        -14.88%       0.73%           8.98%
Putnam VT Income Fund                                   2/1/88         0.34%        2.29%           5.53%
Putnam VT International Growth Fund                     1/2/97         -6.05%        N/A            23.22%
Putnam VT International Growth and Income Fund          1/2/97         -5.70%        N/A            10.71%
Putnam VT International New Opportunities Fund          1/2/97        -43.04%        N/A            6.50%
Putnam VT Investors Fund                                4/30/98       -24.34%        N/A            4.46%
Putnam VT Money Market Fund                             2/1/88         -1.48%       2.45%           2.62%

Putnam VT New Opportunities Fund                        5/2/94        -31.40%      13.29%           17.12%
Putnam VT New Value Fund                                1/2/97         13.95%        N/A            8.24%
Putnam VT OTC & Emerging Growth Fund                    4/30/98       -54.64%        N/A            0.66%
Putnam VT Research Fund                                 9/29/98        -8.79%        N/A            14.84%
Putnam VT Small Cap Value Fund                          4/30/99        15.88%        N/A            11.11%
Putnam VT Technology Fund***                            6/14/00         N/A          N/A           -56.65%
Putnam VT Utilities Growth and Income Fund              5/1/92         9.41%       11.79%           10.94%
Putnam VT Vista Fund                                    1/2/97        -10.75%        N/A            17.99%
Putnam VT Voyager Fund                                  2/1/88        -22.38%      15.73%           18.19%
Putnam VT Voyager Fund II***                            9/28/00         N/A          N/A           -76.79%

* Performance figures have been adjusted to reflect the current charge for the Enhanced Beneficiary Protection Option and Retirement Income Guarantee Rider 2 as if those features had been available throughout the periods shown.

** The inception dates for the Funds appear in the first footnote to the first table under Adjusted Historical Total Returns. For periods prior to the inception dates of the Funds (Class IB shares), the performance shown is based on the historical performance of the Funds (Class IA shares, adjusted to reflect the current expenses of the Funds (Class IB shares). The inception dates for the Funds (Class IA shares) are shown in the table above.

 *** The adjusted historical total returns for the Putnam American Government
     Income, Putnam Capital Appreciation, Putnam Growth Opportunities, Putnam Technology and Putnam Voyager II Variable Sub-Accounts are not annualized.


(With the Earnings Protection Death Benefit Option (assuming age of oldest Contract Owner and Annuitant is 65 or younger on the Rider Application Date) and Retirement Income Guarantee Rider 2)*

                                                                                             10 YEAR OR SINCE
VARIABLE SUB-ACCOUNT                                INCEPTION DATE  1 YEAR (%)   5 YEAR (%)   INCEPTION (%)**
--------------------                                --------------  ----------   ----------  ----------------
Putnam VT American Government Income Fund***            1/31/00         N/A          N/A             4.68%
Putnam VT Asia Pacific Growth Fund                      5/1/95        -48.36%      -2.28%            -1.82%
Putnam VT Capital Appreciation Fund***                  9/28/00         N/A          N/A            -44.83%
Putnam VT Diversified Income Fund                       9/15/93        -7.14%       0.54%            2.01%
Putnam VT The George Putnam Fund of Boston              4/30/98        1.99%         N/A             1.07%
Putnam VT Global Asset Allocation Fund                  2/1/88        -11.52%       8.07%            9.55%
Putnam VT Global Growth Fund                            5/1/90        -34.75%      12.17%            11.16%
Putnam VT Growth and Income Fund                        2/1/88         0.41%       11.05%            12.46%
Putnam VT Growth Opportunities Fund***                  1/31/00         N/A          N/A             -6.67%
Putnam VT Health Sciences Fund                          4/30/98        29.40%        N/A             11.20%
Putnam VT High Yield Fund                               2/1/88        -14.92%       0.68%            8.92%
Putnam VT Income Fund                                   2/1/88         0.29%        2.24%            5.48%
Putnam VT International Growth Fund                     1/2/97         -6.05%        N/A             23.15%
Putnam VT International Growth and Income Fund          1/2/97         -5.75%        N/A             10.66%
Putnam VT International New Opportunities Fund          1/2/97        -43.07%        N/A             6.45%
Putnam VT Investors Fund                                4/30/98       -24.38%        N/A             4.41%
Putnam VT Money Market Fund                             2/1/88         -1.53%       2.39%            2.57%
Putnam VT New Opportunities Fund                        5/2/94        -31.44%      13.23%            17.06%
Putnam VT New Value Fund                                1/2/97         13.89%        N/A             8.18%
Putnam VT OTC & Emerging Growth Fund                    4/30/98       -54.66%        N/A             0.61%
Putnam VT Research Fund                                 9/29/98        -8.83%        N/A             14.78%
Putnam VT Small Cap Value Fund                          4/30/99        15.82%        N/A             11.06%
Putnam VT Technology Fund***                            6/14/00         N/A          N/A            -56.67%
Putnam VT Utilities Growth and Income Fund              5/1/92         9.36%       11.73%            10.88%
Putnam VT Vista Fund                                    1/2/97        -10.80%        N/A             17.93%
Putnam VT Voyager Fund                                  2/1/88        -22.42%      15.67%            18.13%
Putnam VT Voyager Fund II***                            9/28/00         N/A          N/A            -76.80%


--------------

* Performance figures have been adjusted to reflect the current charge for the Earnings Protection Death Benefit Option and Retirement Income Guarantee Rider 2 as if those features had been available throughout the periods shown.

** The inception dates for the Funds appear in the first footnote to the first table under Adjusted Historical Total Returns. For periods prior to the inception dates of the Funds (Class IB shares), the performance shown is based on the historical performance of the Funds (Class IA shares), adjusted to reflect the current expenses of the Funds (Class IB shares). The inception dates for the Funds (Class IA shares) are shown in the table above.

 *** The adjusted historical total returns for the Putnam American Government
     Income, Putnam Capital Appreciation, Putnam Growth Opportunities, Putnam Technology and Putnam Voyager II Variable Sub-Accounts are not annualized.


(With the Earnings Protection Death Benefit Option (assuming age of oldest Contract Owner and Annuitant is between 66 and 75 on the Rider Application Date) and Retirement Income Guarantee Rider 2)*

                                                                                             10 YEAR OR SINCE
VARIABLE SUB-ACCOUNT                                INCEPTION DATE  1 YEAR (%)   5 YEAR (%)   INCEPTION (%)**
--------------------                                --------------  ----------   ----------  ----------------
Putnam VT American Government Income Fund***            1/31/00         N/A          N/A           4.52%
Putnam VT Asia Pacific Growth Fund                      5/1/95        -48.44%      -2.43%          -1.97%
Putnam VT Capital Appreciation Fund***                  9/28/00         N/A          N/A          -44.91%
Putnam VT Diversified Income Fund                       9/15/93        -7.28%       0.39%          1.85%
Putnam VT The George Putnam Fund of Boston              4/30/98        1.84%         N/A           0.92%
Putnam VT Global Asset Allocation Fund                  2/1/88        -11.66%       7.90%          9.38%
Putnam VT Global Growth Fund                            5/1/90        -34.84%      12.00%          10.99%
Putnam VT Growth and Income Fund                        2/1/88         0.26%       10.88%          12.29%
Putnam VT Growth Opportunities Fund***                  1/31/00         N/A          N/A           -6.67%
Putnam VT Health Sciences Fund                          4/30/98        29.20%        N/A           11.04%
Putnam VT High Yield Fund                               2/1/88        -15.05%       0.53%          8.76%
Putnam VT Income Fund                                   2/1/88         0.13%        2.08%          5.31%
Putnam VT International Growth Fund                     1/2/97         -6.05%        N/A           22.97%
Putnam VT International Growth and Income Fund          1/2/97         -5.89%        N/A           10.49%
Putnam VT International New Opportunities Fund          1/2/97        -43.15%        N/A           6.28%
Putnam VT Investors Fund                                4/30/98       -24.49%        N/A           4.25%
Putnam VT Money Market Fund                             2/1/88         -1.68%       2.24%          2.41%
Putnam VT New Opportunities Fund                        5/2/94        -31.54%      13.06%          16.89%
Putnam VT New Value Fund                                1/2/97         13.72%        N/A           8.02%
Putnam VT OTC & Emerging Growth Fund                    4/30/98       -54.73%        N/A           0.46%
Putnam VT Research Fund                                 9/29/98        -8.97%        N/A           14.61%
Putnam VT Small Cap Value Fund                          4/30/99        15.65%        N/A           10.89%
Putnam VT Technology Fund***                            6/14/00         N/A          N/A          -56.74%
Putnam VT Utilities Growth and Income Fund              5/1/92         9.19%       11.56%          10.71%
Putnam VT Vista Fund                                    1/2/97        -10.93%        N/A           17.75%
Putnam VT Voyager Fund                                  2/1/88        -22.53%      15.49%          17.95%
Putnam VT Voyager Fund II***                            9/28/00         N/A          N/A          -76.84%

--------------

* Performance figures have been adjusted to reflect the current charge for the Earnings Protection Death Benefit Option and Retirement Income Guarantee Rider 2 as if those features had been available throughout the periods shown.

** The inception dates for the Funds appear in the first footnote to the first table under Adjusted Historical Total Returns. For periods prior to the inception dates of the Funds (Class IB shares), the performance shown is based on the historical performance of the Funds (Class IA shares), adjusted to reflect the current expenses of the Funds (Class IB shares). The inception dates for the Funds (Class IA shares) are shown in the table above.

 *** The adjusted historical total returns for the Putnam American Government
     Income, Putnam Capital Appreciation, Putnam Growth Opportunities, Putnam Technology and Putnam Voyager II Variable Sub-Accounts are not annualized.


(With the Earnings Protection Death Benefit Option (assuming age of oldest Contract Owner and Annuitant is 65 or younger on the Rider Application Date), Enhanced Beneficiary Protection Option and Retirement Income Guarantee Rider 2)*

                                                                                             10 YEAR OR SINCE
VARIABLE SUB-ACCOUNT                                INCEPTION DATE  1 YEAR (%)   5 YEAR (%)   INCEPTION (%)**
--------------------                                --------------  ----------   ----------  ----------------
Putnam VT American Government Income Fund***            1/31/00         N/A          N/A          4.52%
Putnam VT Asia Pacific Growth Fund                      5/1/95        -48.44%      -2.43%         -1.97%
Putnam VT Capital Appreciation Fund***                  9/28/00         N/A          N/A         -44.91%
Putnam VT Diversified Income Fund                       9/15/93        -7.28%       0.39%         1.85%
Putnam VT The George Putnam Fund of Boston              4/30/98        1.84%         N/A          0.92%
Putnam VT Global Asset Allocation Fund                  2/1/88        -11.66%       7.90%         9.38%
Putnam VT Global Growth Fund                            5/1/90        -34.84%      12.00%         10.99%
Putnam VT Growth and Income Fund                        2/1/88         0.26%       10.88%         12.29%
Putnam VT Growth Opportunities Fund***                  1/31/00         N/A          N/A          -6.67%
Putnam VT Health Sciences Fund                          4/30/98        29.20%        N/A          11.04%
Putnam VT High Yield Fund                               2/1/88        -15.05%       0.53%         8.76%

Putnam VT Income Fund                                    2/1/88         0.13%        2.08%         5.31%
Putnam VT International Growth Fund                      1/2/97         -6.05%        N/A          22.97%
Putnam VT International Growth and Income Fund           1/2/97         -5.89%        N/A          10.49%
Putnam VT International New Opportunities Fund           1/2/97        -43.15%        N/A          6.28%
Putnam VT Investors Fund                                 4/30/98       -24.49%        N/A          4.25%
Putnam VT Money Market Fund                              2/1/88         -1.68%       2.24%         2.41%
Putnam VT New Opportunities Fund                         5/2/94        -31.54%      13.06%         16.89%
Putnam VT New Value Fund                                 1/2/97         13.72%        N/A          8.02%
Putnam VT OTC & Emerging Growth Fund                     4/30/98       -54.73%        N/A          0.46%
Putnam VT Research Fund                                  9/29/98        -8.97%        N/A          14.61%
Putnam VT Small Cap Value Fund                           4/30/99        15.65%        N/A          10.89%
Putnam VT Technology Fund***                             6/14/00         N/A          N/A         -56.74%
Putnam VT Utilities Growth and Income Fund               5/1/92         9.19%       11.56%         10.71%
Putnam VT Vista Fund                                     1/2/97        -10.93%        N/A          17.75%
Putnam VT Voyager Fund                                   2/1/88        -22.53%      15.49%         17.95%
Putnam VT Voyager Fund II***                             9/28/00         N/A          N/A         -76.84%

* Performance figures have been adjusted to reflect the current charge for the Earnings Protection Death Benefit Option and Retirement Income Guarantee Rider 2 as if those features had been available throughout the periods shown.

** The inception dates for the Funds appear in the first footnote to the first table under Adjusted Historical Total Returns. For periods prior to the inception dates of the Funds (Class IB shares), the performance shown is based on the historical performance of the Funds (Class IA shares), adjusted to reflect the current expenses of the Funds (Class IB shares). The inception dates for the Funds (Class IA shares) are shown in the table above.

*** The adjusted historical total returns for the Putnam American Government
    Income, Putnam Capital Appreciation, Putnam Growth Opportunities, Putnam Technology and Putnam Voyager II Variable Sub-Accounts are not annualized.


(With the Earnings Protection Death Benefit Option (assuming age of oldest Contract Owner and Annuitant is between 66 and 75 on the Rider Application
Date), Enhanced Beneficiary Protection Option and Retirement Income Guarantee Rider 2)*

                                                                                             10 YEAR OR SINCE
VARIABLE SUB-ACCOUNT                                INCEPTION DATE  1 YEAR (%)   5 YEAR (%)   INCEPTION (%)**
--------------------                                --------------  ----------   ----------  ----------------
Putnam VT American Government Income Fund***             1/31/00         N/A          N/A            4.36%
Putnam VT Asia Pacific Growth Fund                       5/1/95        -48.51%      -2.58%           -2.12%
Putnam VT Capital Appreciation Fund***                   9/28/00         N/A          N/A           -44.99%
Putnam VT Diversified Income Fund                        9/15/93        -7.43%       0.23%           1.70%
Putnam VT The George Putnam Fund of Boston               4/30/98        1.68%         N/A            0.77%
Putnam VT Global Asset Allocation Fund                   2/1/88        -11.79%       7.74%           9.21%
Putnam VT Global Growth Fund                             5/1/90        -34.94%      11.83%           10.82%
Putnam VT Growth and Income Fund                         2/1/88         0.11%       10.71%           12.12%
Putnam VT Growth Opportunities Fund***                   1/31/00         N/A          N/A            -6.67%
Putnam VT Health Sciences Fund                           4/30/98        29.01%        N/A            10.87%
Putnam VT High Yield Fund                                2/1/88        -15.18%       0.37%           8.59%
Putnam VT Income Fund                                    2/1/88         -0.02%       1.92%           5.15%
Putnam VT International Growth Fund                      1/2/97         -6.05%        N/A            22.78%
Putnam VT International Growth and Income Fund           1/2/97         -6.03%        N/A            10.32%
Putnam VT International New Opportunities Fund           1/2/97        -43.24%        N/A            6.12%
Putnam VT Investors Fund                                 4/30/98       -24.61%        N/A            4.09%
Putnam VT Money Market Fund                              2/1/88         -1.83%       2.08%           2.25%
Putnam VT New Opportunities Fund                         5/2/94        -31.64%      12.89%           16.71%
Putnam VT New Value Fund                                 1/2/97         13.55%        N/A            7.85%
Putnam VT OTC & Emerging Growth Fund                     4/30/98       -54.80%        N/A            0.31%
Putnam VT Research Fund                                  9/29/98        -9.11%        N/A            14.43%
Putnam VT Small Cap Value Fund                           4/30/99        15.47%        N/A            10.72%
Putnam VT Technology Fund***                             6/14/00         N/A          N/A           -56.80%
Putnam VT Utilities Growth and Income Fund               5/1/92         9.03%       11.39%           10.54%
Putnam VT Vista Fund                                     1/2/97        -11.07%        N/A            17.57%
Putnam VT Voyager Fund                                   2/1/88        -22.65%      15.32%           17.77%
Putnam VT Voyager Fund II***                             9/28/00         N/A          N/A           -76.87%



* Performance figures have been adjusted to reflect the current charge for the Earnings Protection Death Benefit Option and Retirement Income Guarantee Rider 2 as if those features had been available throughout the periods shown.

** The inception dates for the Funds appear in the first footnote to the first table under Adjusted Historical Total Returns. For periods prior to the inception dates of the Funds (Class IB shares), the performance shown is based on the historical performance of the Funds (Class IA shares), adjusted to reflect the current expenses of the Funds (Class IB shares). The inception dates for the Funds (Class IA shares) are shown in the table above.

*** The adjusted historical total returns for the Putnam American Government
    Income, Putnam Capital Appreciation, Putnam Growth Opportunities, Putnam Technology and Putnam Voyager II Variable Sub-Accounts are not annualized.


                                   APPENDIX C

                      PUTNAM ALLSTATE ADVISOR PLUS CONTRACT

Putnam Allstate Advisor Plus Contracts were first offered to the public on February 4, 2000. Accordingly, performance shown for periods prior to that date reflects the performance of the Variable Sub-Accounts, adjusted to reflect the current charges under the Contracts that would have applied had they been in existence at the time. (Adjusted historical total returns are based on the Funds' performance as described below.) These Contract charges include a maximum withdrawal charge of 8% that declines to zero after seven years (not reflected in non-standardized total returns), and total Variable Account annual expenses of:

-           1.60% (without any optional benefit riders), or
-           1.75% with the Enhanced Beneficiary Protection Option, or
- 1.80% with the Earnings Protection Death Benefit Option (assuming age of oldest Owner and Annuitant is 65 or younger on the Rider Application Date), or
- 1.95% with the Earnings Protection Death Benefit Option (assuming age of oldest Owner and Annuitant is between 66 and 75 on the Rider Application Date), or
- 1.95% with the Earnings Protection Death Benefit Option (assuming age of oldest Owner and Annuitant is 65 or younger on the Rider Application Date) and the Enhanced Beneficiary Protection Option.
- 2.10% with the Earnings Protection Death Benefit Option (assuming age of oldest Owner and Annuitant is between 66 and 75 on the Rider Application Date) and the Enhanced Beneficiary Protection Option.

In addition, where Retirement Income Guarantee Rider 2 is included, the performance shown reflects the deduction of the annual Rider fee equal to 0.30% of the Income Base, assuming Income Base B is in effect and assuming no additional purchase payments or withdrawals.

The standardized total returns shown below also include the 4% credit enhancement available under the Putnam Allstate Advisor Plus Contract.

See the Expense Table in the Prospectus for more details.


Standardized Total Returns

Set out below are the standardized total returns for each Variable Sub-Account since its inception through December 31, 2000. All of the Variable Sub-Accounts commenced operations on April 30, 1999 except for the Putnam American Government Income and Putnam Growth Opportunities Variable Sub-Accounts, which commenced operations on February 4, 2000, the Putnam Technology Variable Sub-Account, which commenced operations on July 17, 2000, and the Putnam Capital Appreciation and Putnam Voyager II Variable Sub-Accounts, which commenced operations on October 2, 2000.




(Without the Earnings Protection Death Benefit Option, the Enhanced Beneficiary Protection Option or Retirement Income Guarantee Rider)

VARIABLE SUB-ACCOUNT
--------------------
                                                    1 YEAR (%)      5 YEAR (%)       SINCE INCEPTION (%)
                                                    ----------      ----------       -------------------
Putnam VT American Government Income Fund*              N/A             N/A                 8.43%
Putnam VT Asia Pacific Growth Fund                    -49.83%           N/A                -4.67%
Putnam VT Capital Appreciation Fund*                    N/A             N/A               -11.92%
Putnam VT Diversified Income Fund                     -4.63%            N/A                -3.78%
Putnam VT The George Putnam Fund of Boston             5.39%            N/A                -1.64%
Putnam VT Global Asset Allocation Fund                -9.43%            N/A                -1.74%
Putnam VT Global Growth Fund                          -34.90%           N/A                 3.29%
Putnam VT Growth and Income Fund                       3.66%            N/A                -3.47%
Putnam VT Growth Opportunities Fund*                    N/A             N/A               -29.74%
Putnam VT Health Sciences Fund                        35.45%            N/A                24.14%
Putnam VT High Yield Fund                             -13.16%           N/A                -8.63%
Putnam VT Income Fund                                  3.52%            N/A                 0.06%
Putnam VT International Growth Fund                   -14.25%           N/A                15.04%
Putnam VT International Growth and Income Fund        -3.10%            N/A                 3.94%
Putnam VT International New Opportunities Fund        -44.03%           N/A                 3.99%

Putnam VT Investors Fund                              -23.53%           N/A               -3.46%
Putnam VT Money Market Fund                            1.53%            N/A                1.79%
Putnam VT New Opportunities Fund                      -31.27%           N/A                6.69%
Putnam VT New Value Fund                              18.45%            N/A                1.84%
Putnam VT OTC & Emerging Growth Fund                  -56.75%           N/A               -4.71%
Putnam VT Research Fund                               -6.48%            N/A                5.44%
Putnam VT Small Cap Value Fund                        20.56%            N/A               13.78%
Putnam VT Technology Fund*                              N/A             N/A              -45.03%
Putnam VT Utilities Growth and Income Fund            13.47%            N/A                7.60%
Putnam VT Vista Fund                                  -8.64%            N/A               17.61%
Putnam VT Voyager Fund                                -21.38%           N/A                8.87%
Putnam VT Voyager Fund II*                              N/A             N/A              -30.82%

*The standardized total returns for the Putnam American Government Income, Putnam Capital Appreciation, Putnam Growth Opportunities, Putnam Technology and Putnam Voyager II Variable Sub-Accounts are not annualized.

(With the Enhanced Beneficiary Protection Option)

VARIABLE SUB-ACCOUNT
--------------------
                                                    1 YEAR (%)      5 YEAR (%)       SINCE INCEPTION (%)
                                                    ----------      ----------       -------------------
Putnam VT American Government Income Fund*              N/A             N/A                 8.27%
Putnam VT Asia Pacific Growth Fund                    -49.92%           N/A                -4.83%
Putnam VT Capital Appreciation Fund*                    N/A             N/A               -11.95%
Putnam VT Diversified Income Fund                     -4.79%            N/A                -3.94%
Putnam VT The George Putnam Fund of Boston             5.22%            N/A                -1.80%
Putnam VT Global Asset Allocation Fund                -9.58%            N/A                -1.90%
Putnam VT Global Growth Fund                          -35.01%           N/A                 3.12%
Putnam VT Growth and Income Fund                       3.49%            N/A                -3.63%
Putnam VT Growth Opportunities Fund*                    N/A             N/A               -29.84%
Putnam VT Health Sciences Fund                        35.24%            N/A                23.94%
Putnam VT High Yield Fund                             -13.31%           N/A                -8.78%
Putnam VT Income Fund                                  3.35%            N/A                -0.10%
Putnam VT International Growth Fund                   -14.39%           N/A                14.86%
Putnam VT International Growth and Income Fund        -3.25%            N/A                 3.77%
Putnam VT International New Opportunities Fund        -44.12%           N/A                 3.83%
Putnam VT Investors Fund                              -23.66%           N/A                -3.62%
Putnam VT Money Market Fund                            1.36%            N/A                 1.62%
Putnam VT New Opportunities Fund                      -31.39%           N/A                 6.52%
Putnam VT New Value Fund                              18.26%            N/A                 1.67%
Putnam VT OTC & Emerging Growth Fund                  -56.83%           N/A                -4.86%
Putnam VT Research Fund                               -6.64%            N/A                 5.27%
Putnam VT Small Cap Value Fund                        20.37%            N/A                13.60%
Putnam VT Technology Fund*                              N/A             N/A               -45.07%
Putnam VT Utilities Growth and Income Fund            13.29%            N/A                 7.42%
Putnam VT Vista Fund                                  -8.79%            N/A                17.42%
Putnam VT Voyager Fund                                -21.51%           N/A                 8.70%
Putnam VT Voyager Fund II*                              N/A             N/A               -30.85%

*The standardized total returns for the Putnam American Government Income, Putnam Capital Appreciation, Putnam Growth Opportunities, Putnam Technology and Putnam Voyager II Variable Sub-Accounts are not annualized.


(With the Earnings Protection Death Benefit Option, assuming age of oldest Contract Owner and Annuitant is 65 or younger on the Rider Application Date)

VARIABLE SUB-ACCOUNT
--------------------
                                                    1 YEAR (%)      5 YEAR (%)       SINCE INCEPTION (%)
                                                    ----------      ----------       -------------------
Putnam VT American Government Income Fund*              N/A             N/A                 8.22%
Putnam VT Asia Pacific Growth Fund                    -49.95%           N/A                -4.88%
Putnam VT Capital Appreciation Fund*                    N/A             N/A               -11.96%
Putnam VT Diversified Income Fund                     -4.84%            N/A                -3.99%
Putnam VT The George Putnam Fund of Boston             5.17%            N/A                -1.85%
Putnam VT Global Asset Allocation Fund                -9.63%            N/A                -1.95%

Putnam VT Global Growth Fund                          -35.05%           N/A                 3.06%
Putnam VT Growth and Income Fund                       3.43%            N/A                -3.68%
Putnam VT Growth Opportunities Fund*                    N/A             N/A               -29.88%
Putnam VT Health Sciences Fund                        35.16%            N/A                23.88%
Putnam VT High Yield Fund                             -13.35%           N/A                -8.83%
Putnam VT Income Fund                                  3.30%            N/A                -0.15%
Putnam VT International Growth Fund                   -14.43%           N/A                14.80%
Putnam VT International Growth and Income Fund        -3.31%            N/A                 3.71%
Putnam VT International New Opportunities Fund        -44.16%           N/A                 3.77%
Putnam VT Investors Fund                              -23.70%           N/A                -3.67%
Putnam VT Money Market Fund                            1.31%            N/A                 1.57%
Putnam VT New Opportunities Fund                      -31.43%           N/A                 6.46%
Putnam VT New Value Fund                              18.19%            N/A                 1.62%
Putnam VT OTC & Emerging Growth Fund                  -56.85%           N/A                -4.92%
Putnam VT Research Fund                               -6.69%            N/A                 5.21%
Putnam VT Small Cap Value Fund                        20.30%            N/A                13.54%
Putnam VT Technology Fund*                              N/A             N/A               -45.09%
Putnam VT Utilities Growth and Income Fund            13.23%            N/A                 7.37%
Putnam VT Vista Fund                                  -8.84%            N/A                17.36%
Putnam VT Voyager Fund                                -21.55%           N/A                 8.64%
Putnam VT Voyager Fund II*                              N/A             N/A               -30.85%


*The standardized total returns for the Putnam American Government Income, Putnam Capital Appreciation, Putnam Growth Opportunities, Putnam Technology and Putnam Voyager II Variable Sub-Accounts are not annualized.


(With the Earnings Protection Death Benefit Option, assuming age of oldest Contract Owner and Annuitant is between 66 and 75 on the Rider Application Date)

VARIABLE SUB-ACCOUNT
--------------------
                                                    1 YEAR (%)      5 YEAR (%)       SINCE INCEPTION (%)
                                                    ----------      ----------       -------------------
Putnam VT American Government Income Fund*              N/A             N/A                  8.06%
Putnam VT Asia Pacific Growth Fund                    -50.04%           N/A                 -5.03%
Putnam VT Capital Appreciation Fund*                    N/A             N/A                -12.00%
Putnam VT Diversified Income Fund                     -4.99%            N/A                 -4.15%
Putnam VT The George Putnam Fund of Boston             5.00%            N/A                 -2.01%
Putnam VT Global Asset Allocation Fund                -9.78%            N/A                 -2.11%
Putnam VT Global Growth Fund                          -35.16%           N/A                  2.90%
Putnam VT Growth and Income Fund                       3.27%            N/A                 -3.84%
Putnam VT Growth Opportunities Fund*                    N/A             N/A                -29.99%
Putnam VT Health Sciences Fund                        34.95%            N/A                 23.68%
Putnam VT High Yield Fund                             -13.50%           N/A                 -8.98%
Putnam VT Income Fund                                  3.13%            N/A                 -0.32%
Putnam VT International Growth Fund                   -14.57%           N/A                 14.61%
Putnam VT International Growth and Income Fund        -3.46%            N/A                  3.55%
Putnam VT International New Opportunities Fund        -44.25%           N/A                  3.60%
Putnam VT Investors Fund                              -23.83%           N/A                 -3.83%
Putnam VT Money Market Fund                            1.15%            N/A                  1.41%
Putnam VT New Opportunities Fund                      -31.54%           N/A                  6.29%
Putnam VT New Value Fund                              18.00%            N/A                  1.45%
Putnam VT OTC & Emerging Growth Fund                  -56.93%           N/A                 -5.07%
Putnam VT Research Fund                               -6.84%            N/A                  5.04%
Putnam VT Small Cap Value Fund                        20.11%            N/A                 13.36%
Putnam VT Technology Fund*                              N/A             N/A                -45.13%
Putnam VT Utilities Growth and Income Fund            13.04%            N/A                  7.19%
Putnam VT Vista Fund                                  -8.99%            N/A                 17.17%
Putnam VT Voyager Fund                                -21.68%           N/A                  8.46%
Putnam VT Voyager Fund II*                              N/A             N/A                -30.88%

*The standardized total returns for the Putnam American Government Income, Putnam Capital Appreciation, Putnam Growth Opportunities, Putnam Technology and Putnam Voyager II Variable Sub-Accounts are not annualized.

(With the Earnings Protection Death Benefit Option (assuming age of oldest Contract Owner and Annuitant is 65 or younger on the Rider Application Date) and Enhanced Beneficiary Protection Option)

VARIABLE SUB-ACCOUNT
--------------------
                                                    1 YEAR (%)      5 YEAR (%)       SINCE INCEPTION (%)
                                                    ----------      ----------       -------------------
Putnam VT American Government Income Fund*              N/A             N/A                 8.06%
Putnam VT Asia Pacific Growth Fund                    -50.04%           N/A                -5.03%
Putnam VT Capital Appreciation Fund*                    N/A             N/A               -12.00%
Putnam VT Diversified Income Fund                     -4.99%            N/A                -4.15%
Putnam VT The George Putnam Fund of Boston             5.00%            N/A                -2.01%
Putnam VT Global Asset Allocation Fund                -9.78%            N/A                -2.11%
Putnam VT Global Growth Fund                          -35.16%           N/A                 2.90%
Putnam VT Growth and Income Fund                       3.27%            N/A                -3.84%
Putnam VT Growth Opportunities Fund*                    N/A             N/A               -29.99%
Putnam VT Health Sciences Fund                        34.95%            N/A                23.68%
Putnam VT High Yield Fund                             -13.50%           N/A                -8.98%
Putnam VT Income Fund                                  3.13%            N/A                -0.32%
Putnam VT International Growth Fund                   -14.57%           N/A                14.61%
Putnam VT International Growth and Income Fund        -3.46%            N/A                 3.55%
Putnam VT International New Opportunities Fund        -44.25%           N/A                 3.60%
Putnam VT Investors Fund                              -23.83%           N/A                -3.83%
Putnam VT Money Market Fund                            1.15%            N/A                 1.41%
Putnam VT New Opportunities Fund                      -31.54%           N/A                 6.29%
Putnam VT New Value Fund                              18.00%            N/A                 1.45%
Putnam VT OTC & Emerging Growth Fund                  -56.93%           N/A                -5.07%
Putnam VT Research Fund                               -6.84%            N/A                 5.04%
Putnam VT Small Cap Value Fund                        20.11%            N/A                13.36%
Putnam VT Technology Fund*                              N/A             N/A               -45.13%
Putnam VT Utilities Growth and Income Fund            13.04%            N/A                 7.19%
Putnam VT Vista Fund                                  -8.99%            N/A                17.17%
Putnam VT Voyager Fund                                -21.68%           N/A                 8.46%
Putnam VT Voyager Fund II*                              N/A             N/A               -30.88%


*The standardized total returns for the Putnam American Government Income, Putnam Capital Appreciation, Putnam Growth Opportunities, Putnam Technology and Putnam Voyager II Variable Sub-Accounts are not annualized.


(With the Earnings Protection Death Benefit Option (assuming age of oldest Contract Owner and Annuitant is between 66 and 75 on the Rider Application Date) and Enhanced Beneficiary Protection Option)

VARIABLE SUB-ACCOUNT
--------------------
                                                    1 YEAR (%)      5 YEAR (%)       SINCE INCEPTION (%)
                                                    ----------      ----------       -------------------
Putnam VT American Government Income Fund*              N/A             N/A                 7.90%
Putnam VT Asia Pacific Growth Fund                    -50.12%           N/A                -5.19%
Putnam VT Capital Appreciation Fund*                    N/A             N/A               -12.03%
Putnam VT Diversified Income Fund                     -5.15%            N/A                -4.30%
Putnam VT The George Putnam Fund of Boston             4.83%            N/A                -2.17%
Putnam VT Global Asset Allocation Fund                -9.93%            N/A                -2.27%
Putnam VT Global Growth Fund                          -35.27%           N/A                 2.73%
Putnam VT Growth and Income Fund                       3.10%            N/A                -3.99%
Putnam VT Growth Opportunities Fund*                    N/A             N/A               -30.09%
Putnam VT Health Sciences Fund                        34.73%            N/A                23.48%
Putnam VT High Yield Fund                             -13.64%           N/A                -9.13%
Putnam VT Income Fund                                  2.96%            N/A                -0.48%
Putnam VT International Growth Fund                   -14.71%           N/A                14.43%
Putnam VT International Growth and Income Fund        -3.62%            N/A                 3.38%
Putnam VT International New Opportunities Fund        -44.35%           N/A                 3.44%
Putnam VT Investors Fund                              -23.95%           N/A                -3.98%
Putnam VT Money Market Fund                            0.98%            N/A                 1.24%
Putnam VT New Opportunities Fund                      -31.66%           N/A                 6.12%
Putnam VT New Value Fund                              17.81%            N/A                 1.29%

Putnam VT OTC & Emerging Growth Fund                  -57.00%           N/A                 -5.23%
Putnam VT Research Fund                               -6.99%            N/A                  4.87%
Putnam VT Small Cap Value Fund                        19.92%            N/A                 13.17%
Putnam VT Technology Fund*                              N/A             N/A                -45.17%
Putnam VT Utilities Growth and Income Fund            12.86%            N/A                  7.02%
Putnam VT Vista Fund                                  -9.13%            N/A                 16.98%
Putnam VT Voyager Fund                                -21.81%           N/A                  8.29%
Putnam VT Voyager Fund II*                              N/A             N/A                -30.91%

*The standardized total returns for the Putnam American Government Income, Putnam Capital Appreciation, Putnam Growth Opportunities, Putnam Technology and Putnam Voyager II Variable Sub-Accounts are not annualized.

(With Retirement Income Guarantee Rider 2)

VARIABLE SUB-ACCOUNT
--------------------
                                                    1 YEAR (%)      5 YEAR (%)       SINCE INCEPTION (%)
                                                    ----------      ----------       -------------------
Putnam VT American Government Income Fund*              N/A             N/A                 8.94%
Putnam VT Asia Pacific Growth Fund                    -50.16%           N/A                -5.02%
Putnam VT Capital Appreciation Fund*                    N/A             N/A               -12.24%
Putnam VT Diversified Income Fund                     -4.96%            N/A                -4.19%
Putnam VT The George Putnam Fund of Boston             5.06%            N/A                -2.06%
Putnam VT Global Asset Allocation Fund                -9.76%            N/A                -2.14%
Putnam VT Global Growth Fund                          -35.23%           N/A                 2.94%
Putnam VT Growth and Income Fund                       3.33%            N/A                -3.90%
Putnam VT Growth Opportunities Fund*                    N/A             N/A               -32.50%
Putnam VT Health Sciences Fund                        35.12%            N/A                23.76%
Putnam VT High Yield Fund                             -13.49%           N/A                -9.04%
Putnam VT Income Fund                                  3.19%            N/A                -0.35%
Putnam VT International Growth Fund                   -14.57%           N/A                14.69%
Putnam VT International Growth and Income Fund        -3.42%            N/A                 3.55%
Putnam VT International New Opportunities Fund        -44.36%           N/A                 3.67%
Putnam VT Investors Fund                              -23.86%           N/A                -3.84%
Putnam VT Money Market Fund                            1.20%            N/A                 1.39%
Putnam VT New Opportunities Fund                      -31.60%           N/A                 6.36%
Putnam VT New Value Fund                              18.12%            N/A                 1.40%
Putnam VT OTC & Emerging Growth Fund                  -57.08%           N/A                -5.05%
Putnam VT Research Fund                               -6.81%            N/A                 5.06%
Putnam VT Small Cap Value Fund                        20.23%            N/A                13.38%
Putnam VT Technology Fund*                              N/A             N/A               -52.46%
Putnam VT Utilities Growth and Income Fund            13.14%            N/A                 7.19%
Putnam VT Vista Fund                                  -8.97%            N/A                17.27%
Putnam VT Voyager Fund                                -21.71%           N/A                 8.53%
Putnam VT Voyager Fund II*                              N/A             N/A               -31.14%

*The standardized total returns for the Putnam American Government Income, Putnam Capital Appreciation, Putnam Growth Opportunities, Putnam Technology and Putnam Voyager II Variable Sub-Accounts are not annualized.

(With the Enhanced Beneficiary Protection Option and Retirement Income Guarantee Rider 2)

VARIABLE SUB-ACCOUNT
--------------------
                                                    1 YEAR (%)      5 YEAR (%)       SINCE INCEPTION (%)
                                                    ----------      ----------       -------------------
Putnam VT American Government Income Fund*              N/A             N/A                 8.94%
Putnam VT Asia Pacific Growth Fund                    -50.25%           N/A                -5.18%
Putnam VT Capital Appreciation Fund*                    N/A             N/A               -12.28%
Putnam VT Diversified Income Fund                     -5.11%            N/A                -4.35%
Putnam VT The George Putnam Fund of Boston             4.89%            N/A                -2.22%
Putnam VT Global Asset Allocation Fund                -9.91%            N/A                -2.30%
Putnam VT Global Growth Fund                          -35.34%           N/A                 2.77%
Putnam VT Growth and Income Fund                       3.16%            N/A                -4.05%
Putnam VT Growth Opportunities Fund*                    N/A             N/A               -32.50%
Putnam VT Health Sciences Fund                        34.91%            N/A                23.56%
Putnam VT High Yield Fund                             -13.63%           N/A                -9.19%
Putnam VT Income Fund                                  3.02%            N/A                -0.51%

Putnam VT International Growth Fund                   -14.71%           N/A                14.51%
Putnam VT International Growth and Income Fund        -3.58%            N/A                 3.38%
Putnam VT International New Opportunities Fund        -44.45%           N/A                 3.50%
Putnam VT Investors Fund                              -23.99%           N/A                -4.00%
Putnam VT Money Market Fund                            1.04%            N/A                 1.22%
Putnam VT New Opportunities Fund                      -31.72%           N/A                 6.19%
Putnam VT New Value Fund                              17.93%            N/A                 1.24%
Putnam VT OTC & Emerging Growth Fund                  -57.15%           N/A                -5.20%
Putnam VT Research Fund                               -6.96%            N/A                 4.89%
Putnam VT Small Cap Value Fund                        20.04%            N/A                13.20%
Putnam VT Technology Fund*                              N/A             N/A               -52.45%
Putnam VT Utilities Growth and Income Fund            12.96%            N/A                 7.02%
Putnam VT Vista Fund                                  -9.11%            N/A                17.09%
Putnam VT Voyager Fund                                -21.84%           N/A                 8.35%
Putnam VT Voyager Fund II*                              N/A             N/A               -31.17%

*The standardized total returns for the Putnam American Government Income, Putnam Capital Appreciation, Putnam Growth Opportunities, Putnam Technology and Putnam Voyager II Variable Sub-Accounts are not annualized.


(With the Earnings Protection Death Benefit Option (assuming age of oldest Contract Owner and Annuitant is 65 or younger on the Rider Application Date) and Retirement Income Guarantee Rider 2)

VARIABLE SUB-ACCOUNT
--------------------
                                                    1 YEAR (%)      5 YEAR (%)       SINCE INCEPTION (%)
                                                    ----------      ----------       -------------------
Putnam VT American Government Income Fund*              N/A             N/A                 8.94%
Putnam VT Asia Pacific Growth Fund                    -50.28%           N/A                -5.23%
Putnam VT Capital Appreciation Fund*                    N/A             N/A               -12.29%
Putnam VT Diversified Income Fund                     -5.16%            N/A                -4.40%
Putnam VT The George Putnam Fund of Boston             4.84%            N/A                -2.27%
Putnam VT Global Asset Allocation Fund                -9.96%            N/A                -2.35%
Putnam VT Global Growth Fund                          -35.38%           N/A                 2.72%
Putnam VT Growth and Income Fund                       3.10%            N/A                -4.11%
Putnam VT Growth Opportunities Fund*                    N/A             N/A               -32.50%
Putnam VT Health Sciences Fund                        34.84%            N/A                23.49%
Putnam VT High Yield Fund                             -13.68%           N/A                -9.24%
Putnam VT Income Fund                                  2.97%            N/A                -0.57%
Putnam VT International Growth Fund                   -14.76%           N/A                14.45%
Putnam VT International Growth and Income Fund        -3.63%            N/A                 3.32%
Putnam VT International New Opportunities Fund        -44.48%           N/A                 3.44%
Putnam VT Investors Fund                              -24.03%           N/A                -4.05%
Putnam VT Money Market Fund                            0.98%            N/A                 1.17%
Putnam VT New Opportunities Fund                      -31.75%           N/A                 6.13%
Putnam VT New Value Fund                              17.86%            N/A                 1.18%
Putnam VT OTC & Emerging Growth Fund                  -57.18%           N/A                -5.25%
Putnam VT Research Fund                               -7.01%            N/A                 4.83%
Putnam VT Small Cap Value Fund                        19.97%            N/A                13.14%
Putnam VT Technology Fund*                              N/A             N/A               -52.45%
Putnam VT Utilities Growth and Income Fund            12.90%            N/A                 6.96%
Putnam VT Vista Fund                                  -9.16%            N/A                17.02%
Putnam VT Voyager Fund                                -21.88%           N/A                 8.29%
Putnam VT Voyager Fund II*                              N/A             N/A               -31.18%


*The standardized total returns for the Putnam American Government Income, Putnam Capital Appreciation, Putnam Growth Opportunities, Putnam Technology and Putnam Voyager II Variable Sub-Accounts are not annualized.


(With the Earnings Protection Death Benefit Option (assuming age of oldest Contract Owner and Annuitant is between 66 and 75 on the Rider Application Date) and Retirement Income Guarantee Rider 2)

VARIABLE SUB-ACCOUNT
--------------------
                                                    1 YEAR (%)      5 YEAR (%)       SINCE INCEPTION (%)
                                                    ----------      ----------       -------------------

Putnam VT American Government Income Fund*              N/A             N/A                 8.94%
Putnam VT Asia Pacific Growth Fund                    -50.36%           N/A                -5.38%
Putnam VT Capital Appreciation Fund*                    N/A             N/A               -12.32%
Putnam VT Diversified Income Fund                     -5.32%            N/A                -4.56%
Putnam VT The George Putnam Fund of Boston             4.67%            N/A                -2.43%
Putnam VT Global Asset Allocation Fund                -10.11%           N/A                -2.51%
Putnam VT Global Growth Fund                          -35.49%           N/A                 2.55%
Putnam VT Growth and Income Fund                       2.94%            N/A                -4.26%
Putnam VT Growth Opportunities Fund*                    N/A             N/A               -32.50%
Putnam VT Health Sciences Fund                        34.62%            N/A                23.29%
Putnam VT High Yield Fund                             -13.82%           N/A                -9.39%
Putnam VT Income Fund                                  2.80%            N/A                -0.73%
Putnam VT International Growth Fund                   -14.90%           N/A                14.26%
Putnam VT International Growth and Income Fund        -3.79%            N/A                 3.15%
Putnam VT International New Opportunities Fund        -44.58%           N/A                 3.28%
Putnam VT Investors Fund                              -24.15%           N/A                -4.21%
Putnam VT Money Market Fund                            0.82%            N/A                 1.00%
Putnam VT New Opportunities Fund                      -31.87%           N/A                 5.96%
Putnam VT New Value Fund                              17.68%            N/A                 1.02%
Putnam VT OTC & Emerging Growth Fund                  -57.26%           N/A                -5.41%
Putnam VT Research Fund                               -7.17%            N/A                 4.66%
Putnam VT Small Cap Value Fund                        19.78%            N/A                12.96%
Putnam VT Technology Fund*                              N/A             N/A               -52.44%
Putnam VT Utilities Growth and Income Fund            12.72%            N/A                 6.79%
Putnam VT Vista Fund                                  -9.31%            N/A                16.83%
Putnam VT Voyager Fund                                -22.01%           N/A                 8.12%
Putnam VT Voyager Fund II*                              N/A             N/A               -31.21%

*The standardized total returns for the Putnam American Government Income, Putnam Capital Appreciation, Putnam Growth Opportunities, Putnam Technology and Putnam Voyager II Variable Sub-Accounts are not annualized.


(With the Earnings Protection Death Benefit Option (assuming age of oldest Contract Owner and Annuitant is 65 or younger on the Rider Application Date), Enhanced Beneficiary Protection Option and Retirement Income Guarantee Rider 2)

VARIABLE SUB-ACCOUNT
--------------------
                                                    1 YEAR (%)      5 YEAR (%)       SINCE INCEPTION (%)
                                                    ----------      ----------       -------------------
Putnam VT American Government Income Fund*              N/A             N/A                 8.94%
Putnam VT Asia Pacific Growth Fund                    -50.36%           N/A                -5.38%
Putnam VT Capital Appreciation Fund*                    N/A             N/A               -12.32%
Putnam VT Diversified Income Fund                     -5.32%            N/A                -4.56%
Putnam VT The George Putnam Fund of Boston             4.67%            N/A                -2.43%
Putnam VT Global Asset Allocation Fund                -10.11%           N/A                -2.51%
Putnam VT Global Growth Fund                          -35.49%           N/A                 2.55%
Putnam VT Growth and Income Fund                       2.94%            N/A                -4.26%
Putnam VT Growth Opportunities Fund*                    N/A             N/A               -32.50%
Putnam VT Health Sciences Fund                        34.62%            N/A                23.29%
Putnam VT High Yield Fund                             -13.82%           N/A                -9.39%
Putnam VT Income Fund                                  2.80%            N/A                -0.73%
Putnam VT International Growth Fund                   -14.90%           N/A                14.26%
Putnam VT International Growth and Income Fund        -3.79%            N/A                 3.15%
Putnam VT International New Opportunities Fund        -44.58%           N/A                 3.28%
Putnam VT Investors Fund                              -24.15%           N/A                -4.21%
Putnam VT Money Market Fund                            0.82%            N/A                 1.00%
Putnam VT New Opportunities Fund                      -31.87%           N/A                 5.96%
Putnam VT New Value Fund                              17.68%            N/A                 1.02%
Putnam VT OTC & Emerging Growth Fund                  -57.26%           N/A                -5.41%
Putnam VT Research Fund                               -7.17%            N/A                 4.66%
Putnam VT Small Cap Value Fund                        19.78%            N/A                12.96%
Putnam VT Technology Fund*                              N/A             N/A               -52.44%
Putnam VT Utilities Growth and Income Fund            12.72%            N/A                 6.79%
Putnam VT Vista Fund                                  -9.31%            N/A                16.83%

Putnam VT Voyager Fund                                -22.01%           N/A                8.12%
Putnam VT Voyager Fund II*                              N/A             N/A              -31.21%


*The standardized total returns for the Putnam American Government Income, Putnam Capital Appreciation, Putnam Growth Opportunities, Putnam Technology and Putnam Voyager II Variable Sub-Accounts are not annualized.


(With the Earnings Protection Death Benefit Option (assuming age of oldest Contract Owner and Annuitant is between 66 and 75 on the Rider Application
Date), Enhanced Beneficiary Protection Option and Retirement Income Guarantee Rider 2)

VARIABLE SUB-ACCOUNT
--------------------
                                                    1 YEAR (%)      5 YEAR (%)       SINCE INCEPTION (%)
                                                    ----------      ----------       -------------------
Putnam VT American Government Income Fund*              N/A             N/A                 8.94%
Putnam VT Asia Pacific Growth Fund                    -50.45%           N/A                -5.54%
Putnam VT Capital Appreciation Fund*                    N/A             N/A               -12.36%
Putnam VT Diversified Income Fund                     -5.47%            N/A                -4.71%
Putnam VT The George Putnam Fund of Boston             4.50%            N/A                -2.59%
Putnam VT Global Asset Allocation Fund                -10.25%           N/A                -2.67%
Putnam VT Global Growth Fund                          -35.60%           N/A                 2.38%
Putnam VT Growth and Income Fund                       2.77%            N/A                -4.42%
Putnam VT Growth Opportunities Fund*                    N/A             N/A               -32.50%
Putnam VT Health Sciences Fund                        34.40%            N/A                23.10%
Putnam VT High Yield Fund                             -13.96%           N/A                -9.54%
Putnam VT Income Fund                                  2.63%            N/A                -0.89%
Putnam VT International Growth Fund                   -15.04%           N/A                14.08%
Putnam VT International Growth and Income Fund        -3.95%            N/A                 2.99%
Putnam VT International New Opportunities Fund        -44.68%           N/A                 3.11%
Putnam VT Investors Fund                              -24.28%           N/A                -4.36%
Putnam VT Money Market Fund                            0.65%            N/A                 0.84%
Putnam VT New Opportunities Fund                      -31.98%           N/A                 5.78%
Putnam VT New Value Fund                              17.49%            N/A                 0.85%
Putnam VT OTC & Emerging Growth Fund                  -57.33%           N/A                -5.57%
Putnam VT Research Fund                               -7.32%            N/A                 4.49%
Putnam VT Small Cap Value Fund                        19.59%            N/A                12.78%
Putnam VT Technology Fund*                              N/A             N/A               -52.43%
Putnam VT Utilities Growth and Income Fund            12.53%            N/A                 6.61%
Putnam VT Vista Fund                                  -9.46%            N/A                16.65%
Putnam VT Voyager Fund                                -22.14%           N/A                 7.94%
Putnam VT Voyager Fund II*                              N/A             N/A               -31.24%


*The standardized total returns for the Putnam American Government Income, Putnam Capital Appreciation, Putnam Growth Opportunities, Putnam Technology and Putnam Voyager II Variable Sub-Accounts are not annualized.





Non-Standardized Total Returns

Set out below are the non-standardized total returns for each Variable Sub-Account since its inception through December 31, 2000. All of the Variable Sub-Accounts commenced operations on April 30, 1999 except for the Putnam American Government Income and Putnam Growth Opportunities Variable Sub-Accounts, which commenced operations on February 4, 2000, the Putnam Technology Variable Sub-Account, which commenced operations on July 17, 2000, and the Putnam Capital Appreciaiton and Putnam Voyager II Variable Sub-Accounts, which commenced operations on October 2, 2000. The non-standardized total returns shown below do not include the 4% credit enhancement available under the Putnam Allstate Advisor Plus Contract or the withdrawal charge that may be imposed under the Contract. No non-standardized performance is shown for Contracts with Retirement Income Guarantee Rider 2.







(Without the Earnings Protection Death Benefit Option, Enhanced Beneficiary Protection Option or Retirement Income Guarantee Rider)

VARIABLE SUB-ACCOUNT
--------------------
                                                    1 YEAR (%)      5 YEAR (%)       SINCE INCEPTION (%)
                                                    ----------      ----------       -------------------
Putnam VT American Government Income Fund*              N/A             N/A                10.80%
Putnam VT Asia Pacific Growth Fund                    -45.23%           N/A                -2.84%
Putnam VT Capital Appreciation Fund*                    N/A             N/A                -8.76%
Putnam VT Diversified Income Fund                     -1.76%            N/A                -1.99%
Putnam VT The George Putnam Fund of Boston             7.88%            N/A                 0.04%

Putnam VT Global Asset Allocation Fund                -6.38%            N/A                -0.05%
Putnam VT Global Growth Fund                          -30.87%           N/A                 4.73%
Putnam VT Growth and Income Fund                       6.21%            N/A                -1.70%
Putnam VT Growth Opportunities Fund*                    N/A             N/A               -25.90%
Putnam VT Health Sciences Fund                        36.78%            N/A                24.65%
Putnam VT High Yield Fund                             -9.97%            N/A                -6.58%
Putnam VT Income Fund                                  6.08%            N/A                 1.66%
Putnam VT International Growth Fund                   -11.01%           N/A                15.94%
Putnam VT International Growth and Income Fund        -0.29%            N/A                 5.35%
Putnam VT International New Opportunities Fund        -39.64%           N/A                 5.40%
Putnam VT Investors Fund                              -19.93%           N/A                -1.69%
Putnam VT Money Market Fund                            4.16%            N/A                 3.30%
Putnam VT New Opportunities Fund                      -27.38%           N/A                 7.97%
Putnam VT New Value Fund                              20.43%            N/A                 3.35%
Putnam VT OTC & Emerging Growth Fund                  -51.88%           N/A                -2.87%
Putnam VT Research Fund                               -3.54%            N/A                 6.78%
Putnam VT Small Cap Value Fund                        22.46%            N/A                14.73%
Putnam VT Technology Fund*                              N/A             N/A               -40.61%
Putnam VT Utilities Growth and Income Fund            15.64%            N/A                 8.83%
Putnam VT Vista Fund                                  -5.61%            N/A                18.39%
Putnam VT Voyager Fund                                -17.87%           N/A                10.05%
Putnam VT Voyager Fund II*                              N/A             N/A               -26.94%

*The non-standardized total returns for the Putnam American Government Income, Putnam Capital Appreciation, Putnam Growth Opportunities, Putnam Technology and Putnam Voyager II Variable Sub-Accounts are not annualized.

(With the Enhanced Beneficiary Protection Option)

VARIABLE SUB-ACCOUNT
--------------------
                                                    1 YEAR (%)      5 YEAR (%)       SINCE INCEPTION (%)
                                                    ----------      ----------       -------------------
Putnam VT American Government Income Fund*              N/A             N/A                10.64%
Putnam VT Asia Pacific Growth Fund                    -45.31%           N/A                -2.98%
Putnam VT Capital Appreciation Fund*                    N/A             N/A                -8.80%
Putnam VT Diversified Income Fund                     -1.91%            N/A                -2.14%
Putnam VT The George Putnam Fund of Boston             7.71%            N/A                -0.11%
Putnam VT Global Asset Allocation Fund                -6.52%            N/A                -0.20%
Putnam VT Global Growth Fund                          -30.97%           N/A                 4.57%
Putnam VT Growth and Income Fund                       6.05%            N/A                -1.84%
Putnam VT Growth Opportunities Fund*                    N/A             N/A               -26.00%
Putnam VT Health Sciences Fund                        36.57%            N/A                24.46%
Putnam VT High Yield Fund                             -10.10%           N/A                -6.73%
Putnam VT Income Fund                                  5.92%            N/A                 1.51%
Putnam VT International Growth Fund                   -11.14%           N/A                15.76%
Putnam VT International Growth and Income Fund        -0.44%            N/A                 5.19%
Putnam VT International New Opportunities Fund        -39.74%           N/A                 5.24%
Putnam VT Investors Fund                              -20.06%           N/A                -1.84%
Putnam VT Money Market Fund                            4.00%            N/A                 3.14%
Putnam VT New Opportunities Fund                      -27.49%           N/A                 7.80%
Putnam VT New Value Fund                              20.25%            N/A                 3.19%
Putnam VT OTC & Emerging Growth Fund                  -51.95%           N/A                -3.02%
Putnam VT Research Fund                               -3.69%            N/A                 6.62%
Putnam VT Small Cap Value Fund                        22.28%            N/A                14.56%
Putnam VT Technology Fund*                              N/A             N/A               -40.65%
Putnam VT Utilities Growth and Income Fund            15.47%            N/A                 8.67%
Putnam VT Vista Fund                                  -5.76%            N/A                18.21%
Putnam VT Voyager Fund                                -17.99%           N/A                 9.88%
Putnam VT Voyager Fund II*                              N/A             N/A               -26.97%

*The non-standardized total returns for the Putnam American Government Income, Putnam Capital Appreciation, Putnam Growth Opportunities, Putnam Technology and Putnam Voyager II Variable Sub-Accounts are not annualized.


(With the Earnings Protection Death Benefit Option, assuming age of oldest Contract Owner and Annuitant is 65 or younger on the Rider Application Date)

VARIABLE SUB-ACCOUNT
--------------------
                                                   1 YEAR (%)      5 YEAR (%)       SINCE INCEPTION (%)
                                                   ----------      ----------       -------------------
Putnam VT American Government Income Fund*             N/A             N/A                10.59%
Putnam VT Asia Pacific Growth Fund                   -45.34%           N/A                -3.03%
Putnam VT Capital Appreciation Fund*                   N/A             N/A                -8.81%
Putnam VT Diversified Income Fund                    -1.96%            N/A                -2.19%
Putnam VT The George Putnam Fund of Boston            7.66%            N/A                -0.16%
Putnam VT Global Asset Allocation Fund               -6.57%            N/A                -0.25%
Putnam VT Global Growth Fund                         -31.01%           N/A                 4.51%
Putnam VT Growth and Income Fund                      5.99%            N/A                -1.89%
Putnam VT Growth Opportunities Fund*                   N/A             N/A               -26.04%
Putnam VT Health Sciences Fund                       36.50%            N/A                24.39%
Putnam VT High Yield Fund                            -10.15%           N/A                -6.77%
Putnam VT Income Fund                                 5.86%            N/A                 1.45%
Putnam VT International Growth Fund                  -11.19%           N/A                15.71%
Putnam VT International Growth and Income Fund       -0.49%            N/A                 5.13%
Putnam VT International New Opportunities Fund       -39.77%           N/A                 5.19%
Putnam VT Investors Fund                             -20.10%           N/A                -1.89%
Putnam VT Money Market Fund                           3.95%            N/A                 3.09%
Putnam VT New Opportunities Fund                     -27.53%           N/A                 7.75%
Putnam VT New Value Fund                             20.18%            N/A                 3.14%
Putnam VT OTC & Emerging Growth Fund                 -51.97%           N/A                -3.07%
Putnam VT Research Fund                              -3.74%            N/A                 6.56%
Putnam VT Small Cap Value Fund                       22.21%            N/A                14.50%
Putnam VT Technology Fund*                             N/A             N/A               -40.66%
Putnam VT Utilities Growth and Income Fund           15.41%            N/A                 8.61%
Putnam VT Vista Fund                                 -5.80%            N/A                18.15%
Putnam VT Voyager Fund                               -18.03%           N/A                 9.83%
Putnam VT Voyager Fund II*                             N/A             N/A               -26.98%

*The non-standardized total returns for the Putnam American Government Income, Putnam Capital Appreciation, Putnam Growth Opportunities, Putnam Technology and Putnam Voyager II Variable Sub-Accounts are not annualized.


(With the Earnings Protection Death Benefit Option, assuming age of oldest Contract Owner and Annuitant is between 66 and 75 on the Rider Application Date)

VARIABLE SUB-ACCOUNT
--------------------
                                                    1 YEAR (%)      5 YEAR (%)       SINCE INCEPTION (%)
                                                    ----------      ----------       -------------------
Putnam VT American Government Income Fund*              N/A             N/A                10.44%
Putnam VT Asia Pacific Growth Fund                    -45.42%           N/A                -3.18%
Putnam VT Capital Appreciation Fund*                    N/A             N/A                -8.84%
Putnam VT Diversified Income Fund                     -2.11%            N/A                -2.34%
Putnam VT The George Putnam Fund of Boston             7.50%            N/A                -0.31%
Putnam VT Global Asset Allocation Fund                -6.71%            N/A                -0.41%
Putnam VT Global Growth Fund                          -31.11%           N/A                 4.35%
Putnam VT Growth and Income Fund                       5.83%            N/A                -2.04%
Putnam VT Growth Opportunities Fund*                    N/A             N/A               -36.14%
Putnam VT Health Sciences Fund                        36.30%            N/A                24.21%
Putnam VT High Yield Fund                             -10.28%           N/A                -6.92%
Putnam VT Income Fund                                  5.70%            N/A                 1.30%
Putnam VT International Growth Fund                   -11.32%           N/A                15.53%
Putnam VT International Growth and Income Fund        -0.64%            N/A                 4.97%
Putnam VT International New Opportunities Fund        -39.86%           N/A                 5.03%
Putnam VT Investors Fund                              -20.22%           N/A                -2.04%
Putnam VT Money Market Fund                            3.79%            N/A                 2.94%
Putnam VT New Opportunities Fund                      -27.64%           N/A                 7.58%
Putnam VT New Value Fund                              20.00%            N/A                 2.98%
Putnam VT OTC & Emerging Growth Fund                  -52.05%           N/A                -3.22%
Putnam VT Research Fund                               -3.88%            N/A                 6.40%
Putnam VT Small Cap Value Fund                        22.03%            N/A                14.33%

Putnam VT Technology Fund*                              N/A             N/A               -40.70%
Putnam VT Utilities Growth and Income Fund            15.23%            N/A                 8.45%
Putnam VT Vista Fund                                  -5.95%            N/A                17.97%
Putnam VT Voyager Fund                                -18.16%           N/A                 9.66%
Putnam VT Voyager Fund II*                              N/A             N/A               -27.00%

*The non-standardized total returns for the Putnam American Government Income, Putnam Capital Appreciation, Putnam Growth Opportunities, Putnam Technology and Putnam Voyager II Variable Sub-Accounts are not annualized.


(With the Earnings Protection Death Benefit Option (assuming age of oldest Contract Owner and Annuitant is 65 or younger on the Rider Application Date) and Enhanced Beneficiary Protection Option)

VARIABLE SUB-ACCOUNT
--------------------
                                                    1 YEAR (%)      5 YEAR (%)       SINCE INCEPTION (%)
                                                    ----------      ----------       -------------------
Putnam VT American Government Income Fund*              N/A             N/A                10.44%
Putnam VT Asia Pacific Growth Fund                    -45.42%           N/A                -3.18%
Putnam VT Capital Appreciation Fund*                    N/A             N/A                -8.84%
Putnam VT Diversified Income Fund                     -2.11%            N/A                -2.34%
Putnam VT The George Putnam Fund of Boston             7.50%            N/A                -0.31%
Putnam VT Global Asset Allocation Fund                -6.71%            N/A                -0.41%
Putnam VT Global Growth Fund                          -31.11%           N/A                 4.35%
Putnam VT Growth and Income Fund                       5.83%            N/A                -2.04%
Putnam VT Growth Opportunities Fund*                    N/A             N/A               -26.14%
Putnam VT Health Sciences Fund                        36.30%            N/A                24.21%
Putnam VT High Yield Fund                             -10.28%           N/A                -6.92%
Putnam VT Income Fund                                  5.70%            N/A                 1.30%
Putnam VT International Growth Fund                   -11.32%           N/A                15.53%
Putnam VT International Growth and Income Fund        -0.64%            N/A                 4.97%
Putnam VT International New Opportunities Fund        -39.86%           N/A                 5.03%
Putnam VT Investors Fund                              -20.22%           N/A                -2.04%
Putnam VT Money Market Fund                            3.79%            N/A                 2.94%
Putnam VT New Opportunities Fund                      -27.64%           N/A                 7.58%
Putnam VT New Value Fund                              20.00%            N/A                 2.98%
Putnam VT OTC & Emerging Growth Fund                  -52.05%           N/A                -3.22%
Putnam VT Research Fund                               -3.88%            N/A                 6.40%
Putnam VT Small Cap Value Fund                        22.03%            N/A                14.33%
Putnam VT Technology Fund*                              N/A             N/A               -40.70%
Putnam VT Utilities Growth and Income Fund            15.23%            N/A                 8.45%
Putnam VT Vista Fund                                  -5.95%            N/A                17.97%
Putnam VT Voyager Fund                                -18.16%           N/A                 9.66%
Putnam VT Voyager Fund II*                              N/A             N/A               -27.00%

*The non-standardized total returns for the Putnam American Government Income, Putnam Capital Appreciation, Putnam Growth Opportunities, Putnam Technology and Putnam Voyager II Variable Sub-Accounts are not annualized.


(With the Earnings Protection Death Benefit Option (assuming age of oldest Contract Owner and Annuitant is between 66 and 75 on the Rider Application Date) and Enhanced Beneficiary Protection Option)

VARIABLE SUB-ACCOUNT
--------------------
                                                    1 YEAR (%)      5 YEAR (%)       SINCE INCEPTION (%)
                                                    ----------      ----------       -------------------
Putnam VT American Government Income Fund*              N/A             N/A                10.29%
Putnam VT Asia Pacific Growth Fund                    -45.50%           N/A                -3.33%
Putnam VT Capital Appreciation Fund*                    N/A             N/A                -8.88%
Putnam VT Diversified Income Fund                     -2.26%            N/A                -2.49%
Putnam VT The George Putnam Fund of Boston             7.33%            N/A                -0.46%
Putnam VT Global Asset Allocation Fund                -6.85%            N/A                -0.56%
Putnam VT Global Growth Fund                          -31.22%           N/A                 4.20%
Putnam VT Growth and Income Fund                       5.67%            N/A                -2.19%
Putnam VT Growth Opportunities Fund*                    N/A             N/A               -26.24%
Putnam VT Health Sciences Fund                        36.09%            N/A                24.02%
Putnam VT High Yield Fund                             -10.42%           N/A                -7.06%
Putnam VT Income Fund                                  5.54%            N/A                 1.14%
Putnam VT International Growth Fund                   -11.46%           N/A                15.36%
Putnam VT International Growth and Income Fund        -0.79%            N/A                 4.81%
Putnam VT International New Opportunities Fund        -39.95%           N/A                 4.87%
Putnam VT Investors Fund                              -20.34%           N/A                -2.18%
Putnam VT Money Market Fund                            3.64%            N/A                 2.78%
Putnam VT New Opportunities Fund                      -27.75%           N/A                 7.42%
Putnam VT New Value Fund                              19.82%            N/A                 2.82%
Putnam VT OTC & Emerging Growth Fund                  -52.12%           N/A                -3.36%
Putnam VT Research Fund                               -4.03%            N/A                 6.24%
Putnam VT Small Cap Value Fund                        21.84%            N/A                14.15%
Putnam VT Technology Fund*                              N/A             N/A               -40.74%
Putnam VT Utilities Growth and Income Fund            15.06%            N/A                 8.28%
Putnam VT Vista Fund                                  -6.09%            N/A                17.79%
Putnam VT Voyager Fund                                -18.28%           N/A                 9.49%
Putnam VT Voyager Fund II*                              N/A             N/A               -27.03%


*The non-standardized total returns for the Putnam American Government Income, Putnam Capital Appreciation, Putnam Growth Opportunities, Putnam Technology and Putnam Voyager II Variable Sub-Accounts are not annualized.





Adjusted Historical Total Returns


Set out below are the adjusted historical total returns for each Variable Sub-Account since the Fund's inception through December 31, 2000. Adjusted historical total returns are computed in the same manner as standardized total returns, except that the performance figures shown are based on the Funds' historical performance since the inception of the Funds rather than the inception of the Variable Sub-Accounts. The adjusted historical total returns shown below include the 4% credit enhancement available under the Putnam Allstate Advisor Plus Contract as well as the applicable withdrawal charge under the Contract.




(Without the Earnings Protection Death Benefit Option, the Enhanced Beneficiary Protection Option or a Retirement Income Guarantee Rider)

                                                                                             10 YEAR OR SINCE
VARIABLE SUB-ACCOUNT                                INCEPTION DATE  1 YEAR (%)   5 YEAR (%)   INCEPTION (%)*
--------------------                                --------------  ----------   ----------  ----------------
Putnam VT American Government Income Fund**             1/31/00         N/A          N/A            8.71%
Putnam VT Asia Pacific Growth Fund                      5/1/95        -49.83%      -1.67%           -1.12%
Putnam VT Capital Appreciation Fund**                   9/28/00         N/A          N/A           -38.96%
Putnam VT Diversified Income Fund                       9/15/93        -4.63%       1.29%           2.84%
Putnam VT The George Putnam Fund of Boston              4/30/98        5.39%         N/A            2.19%
Putnam VT Global Asset Allocation Fund                  2/1/88         -9.43%       9.10%           10.20%
Putnam VT Global Growth Fund                            5/1/90        -34.90%      13.34%           11.82%
Putnam VT Growth and Income Fund                        2/1/88         3.66%       12.19%           13.11%
Putnam VT Growth Opportunities Fund**                   1/31/00         N/A          N/A           -29.01%
Putnam VT Health Sciences Fund                          4/30/98        35.45%        N/A            13.01%

Putnam VT High Yield Fund                               2/1/88        -13.16%       1.42%           9.53%
Putnam VT Income Fund                                   2/1/88         3.52%        3.07%           6.15%
Putnam VT International Growth Fund                     1/2/97        -14.25%        N/A            17.11%
Putnam VT International Growth and Income Fund          1/2/97         -3.10%        N/A            11.96%
Putnam VT International New Opportunities Fund          1/2/97        -44.03%        N/A            7.54%
Putnam VT Investors Fund                                4/30/98       -23.53%        N/A            5.71%
Putnam VT Money Market Fund                             2/1/88         1.53%        3.24%           3.30%
Putnam VT New Opportunities Fund                        5/2/94        -31.27%      14.45%           18.10%
Putnam VT New Value Fund                                1/2/97         18.45%        N/A            9.39%
Putnam VT OTC & Emerging Growth Fund                    4/30/98       -56.75%        N/A            1.64%
Putnam VT Research Fund                                 9/29/98        -6.48%        N/A            17.11%
Putnam VT Small Cap Value Fund                          4/30/99        20.56%        N/A            13.78%
Putnam VT Technology Fund**                             6/14/00         N/A          N/A           -56.87%
Putnam VT Utilities Growth and Income Fund              5/1/92         13.47%      12.90%           11.74%
Putnam VT Vista Fund                                    1/2/97         -8.64%        N/A            19.52%
Putnam VT Voyager Fund                                  2/1/88        -21.38%      16.96%           18.75%
Putnam VT Voyager Fund II**                             9/28/00         N/A          N/A           -76.12%


* Each of the above Funds (Class IB shares) corresponding to the Variable Sub-Accounts commenced operations on April 30, 1998, except for the Putnam VT Diversified Income, Growth and Income, and International Growth Funds, which commenced operations on April 6, 1998, the Putnam VT Research Fund, which commenced operations September 30, 1998, the Putnam VT Small Cap Value Fund, which commenced operations April 30, 1999, the Putnam VT American Government Fund and Putnam VT Growth Opportunities Fund, which commenced operations on January 31, 2000, the Putnam VT Technology Fund, which commenced operations on June 14, 2000, and the Putnam VT Capital Appreciation and Putnam VT Voyager II Funds, which commenced operations on September 1, 2000. For periods prior to the inception dates of the Funds (Class IB shares), the performance shown is based on the historical performance of the Funds (Class IA shares), adjusted to reflect the current expenses of the Funds (Class IB shares). The inception dates for the Funds (Class IA shares) are shown in the table above.

** The adjusted historical total returns for the Putnam American Government Income, Putnam Capital Appreciation, Putnam Growth Opportunities, Putnam Technology and Putnam Voyager II Variable Sub-Accounts are not annualized.

(With the Enhanced Beneficiary Protection Option)*

                                                                                             10 YEAR OR SINCE
VARIABLE SUB-ACCOUNT                                INCEPTION DATE  1 YEAR (%)   5 YEAR (%)   INCEPTION (%)**
--------------------                                --------------  ----------   ----------  ----------------
Putnam VT American Government Income Fund***             1/31/00         N/A          N/A           8.54%
Putnam VT Asia Pacific Growth Fund                       5/1/95        -49.92%      -1.83%          -1.28%
Putnam VT Capital Appreciation Fund***                   9/28/00         N/A          N/A          -39.06%
Putnam VT Diversified Income Fund                        9/15/93        -4.79%       1.13%          2.68%
Putnam VT The George Putnam Fund of Boston               4/30/98        5.22%         N/A           2.03%
Putnam VT Global Asset Allocation Fund                   2/1/88         -9.58%       8.93%          10.04%
Putnam VT Global Growth Fund                             5/1/90        -35.01%      13.16%          11.65%
Putnam VT Growth and Income Fund                         2/1/88         3.49%       12.01%          12.94%
Putnam VT Growth Opportunities Fund***                   1/31/00         N/A          N/A          -29.13%
Putnam VT Health Sciences Fund                           4/30/98        35.24%        N/A           12.83%
Putnam VT High Yield Fund                                2/1/88        -13.31%       1.26%          9.37%
Putnam VT Income Fund                                    2/1/88         3.35%        2.91%          5.99%
Putnam VT International Growth Fund                      1/2/97        -14.39%        N/A           16.93%
Putnam VT International Growth and Income Fund           1/2/97         -3.25%        N/A           11.78%
Putnam VT International New Opportunities Fund           1/2/97        -44.12%        N/A           7.37%
Putnam VT Investors Fund                                 4/30/98       -23.66%        N/A           5.54%
Putnam VT Money Market Fund                              2/1/88         1.36%        3.07%          3.14%
Putnam VT New Opportunities Fund                         5/2/94        -31.39%      14.27%          17.92%
Putnam VT New Value Fund                                 1/2/97         18.26%        N/A           9.22%
Putnam VT OTC & Emerging Growth Fund                     4/30/98       -56.83%        N/A           1.47%
Putnam VT Research Fund                                  9/29/98        -6.64%        N/A           16.93%

Putnam VT Small Cap Value Fund                           4/30/99        20.37%        N/A           13.60%
Putnam VT Technology Fund***                             6/14/00         N/A          N/A          -56.94%
Putnam VT Utilities Growth and Income Fund               5/1/92         13.29%      12.73%          11.57%
Putnam VT Vista Fund                                     1/2/97         -8.79%        N/A           19.34%
Putnam VT Voyager Fund                                   2/1/88        -21.51%      16.78%          18.57%
Putnam VT Voyager Fund II***                             9/28/00         N/A          N/A          -76.16%



* Performance figures have been adjusted to reflect the current charge for the Enhanced Beneficiary Protection Option as if that feature had been available throughout the periods shown.

** The inception dates for the Funds appear in the first footnote to the preceding table. For periods prior to the inception dates of the Funds (Class IB shares), the performance shown is based on the historical performance of the Funds (Class IA shares), adjusted to reflect the current expenses of the Funds (Class IB shares). The inception dates for the Funds (Class IA shares) are shown in the table above.

*** The adjusted historical total returns for the Putnam American Government
    Income, Putnam Capital Appreciation, Putnam Growth Opportunities, Putnam Technology and Putnam Voyager II Variable Sub-Accounts are not annualized.


(With the Earnings Protection Death Benefit Option, assuming age of oldest Contract Owner and Annuitant is 65 or younger on the Rider Application Date)*

                                                                                             10 YEAR OR SINCE
VARIABLE SUB-ACCOUNT                                INCEPTION DATE  1 YEAR (%)   5 YEAR (%)   INCEPTION (%)**
--------------------                                --------------  ----------   ----------  ----------------
Putnam VT American Government Income Fund***             1/31/00         N/A          N/A          8.48%
Putnam VT Asia Pacific Growth Fund                       5/1/95        -49.95%      -1.88%         -1.33%
Putnam VT Capital Appreciation Fund***                   9/28/00         N/A          N/A         -39.10%
Putnam VT Diversified Income Fund                        9/15/93        -4.84%       1.07%         2.63%
Putnam VT The George Putnam Fund of Boston               4/30/98        5.17%         N/A          1.97%
Putnam VT Global Asset Allocation Fund                   2/1/88         -9.63%       8.88%         9.98%
Putnam VT Global Growth Fund                             5/1/90        -35.05%      13.10%         11.60%
Putnam VT Growth and Income Fund                         2/1/88         3.43%       11.95%         12.88%
Putnam VT Growth Opportunities Fund***                   1/31/00         N/A          N/A         -29.17%
Putnam VT Health Sciences Fund                           4/30/98        35.16%        N/A          12.77%
Putnam VT High Yield Fund                                2/1/88        -13.35%       1.20%         9.31%
Putnam VT Income Fund                                    2/1/88         3.30%        2.86%         5.94%
Putnam VT International Growth Fund                      1/2/97        -14.43%        N/A          16.87%
Putnam VT International Growth and Income Fund           1/2/97         -3.31%        N/A          11.72%
Putnam VT International New Opportunities Fund           1/2/97        -44.16%        N/A          7.32%
Putnam VT Investors Fund                                 4/30/98       -23.70%        N/A          5.48%
Putnam VT Money Market Fund                              2/1/88         1.31%        3.02%         3.09%
Putnam VT New Opportunities Fund                         5/2/94        -31.43%      14.21%         17.86%
Putnam VT New Value Fund                                 1/2/97         18.19%        N/A          9.16%
Putnam VT OTC & Emerging Growth Fund                     4/30/98       -56.85%        N/A          1.42%
Putnam VT Research Fund                                  9/29/98        -6.69%        N/A          16.87%
Putnam VT Small Cap Value Fund                           4/30/99        20.30%        N/A          13.54%
Putnam VT Technology Fund***                             6/14/00         N/A          N/A         -56.97%
Putnam VT Utilities Growth and Income Fund               5/1/92         13.23%      12.67%         11.51%
Putnam VT Vista Fund                                     1/2/97         -8.84%        N/A          19.27%
Putnam VT Voyager Fund                                   2/1/88        -21.55%      16.72%         18.51%
Putnam VT Voyager Fund II***                             9/28/00         N/A          N/A         -76.18%


*Performance figures have been adjusted to reflect the current charge for the Earnings Protection Death Benefit Option as if that feature had been available throughout the periods shown.

** The inception dates for the Funds appear in the first footnote to the preceding table. For periods prior to the inception dates of the Funds (Class IB shares), the performance shown is based on the historical performance of the Funds (Class IA shares), adjusted to reflect the current expenses of the Funds (Class IB shares). The inception dates for the Funds (Class IA shares) are shown in the table above.

*** The adjusted historical total returns for the Putnam American Government Income, Putnam Capital Appreciation, Putnam Growth Opportunities, Putnam Technology and Putnam Voyager II Variable Sub-Accounts are not annualized.


(With the Earnings Protection Death Benefit Option, assuming age of oldest Contract Owner and Annuitant is between 66 and 75 on the Rider Application
Date)*

                                                                                             10 YEAR OR SINCE
VARIABLE SUB-ACCOUNT                                INCEPTION DATE  1 YEAR (%)   5 YEAR (%)   INCEPTION (%)**
--------------------                                --------------  ----------   ----------  ----------------
Putnam VT American Government Income Fund***             1/31/00         N/A          N/A           8.31%
Putnam VT Asia Pacific Growth Fund                       5/1/95        -50.04%      -2.04%          -1.48%

Putnam VT Capital Appreciation Fund***                   9/28/00         N/A          N/A          -39.19%
Putnam VT Diversified Income Fund                        9/15/93        -4.99%       0.91%          2.47%
Putnam VT The George Putnam Fund of Boston               4/30/98        5.00%         N/A           1.81%
Putnam VT Global Asset Allocation Fund                   2/1/88         -9.78%       8.70%          9.81%
Putnam VT Global Growth Fund                             5/1/90        -35.16%      12.93%          11.43%
Putnam VT Growth and Income Fund                         2/1/88         3.27%       11.78%          12.71%
Putnam VT Growth Opportunities Fund***                   1/31/00         N/A          N/A          -29.28%
Putnam VT Health Sciences Fund                           4/30/98        34.95%        N/A           12.58%
Putnam VT High Yield Fund                                2/1/88        -13.50%       1.04%          9.14%
Putnam VT Income Fund                                    2/1/88         3.13%        2.69%          5.78%
Putnam VT International Growth Fund                      1/2/97        -14.57%        N/A           16.68%
Putnam VT International Growth and Income Fund           1/2/97         -3.46%        N/A           11.54%
Putnam VT International New Opportunities Fund           1/2/97        -44.25%        N/A           7.15%
Putnam VT Investors Fund                                 4/30/98       -23.83%        N/A           5.31%
Putnam VT Money Market Fund                              2/1/88         1.15%        2.86%          2.93%
Putnam VT New Opportunities Fund                         5/2/94        -31.54%      14.03%          17.68%
Putnam VT New Value Fund                                 1/2/97         18.00%        N/A           8.99%
Putnam VT OTC & Emerging Growth Fund                     4/30/98       -56.93%        N/A           1.25%
Putnam VT Research Fund                                  9/29/98        -6.84%        N/A           16.68%
Putnam VT Small Cap Value Fund                           4/30/99        20.11%        N/A           13.36%
Putnam VT Technology Fund***                             6/14/00         N/A          N/A          -57.04%
Putnam VT Utilities Growth and Income Fund               5/1/92         13.04%      12.49%          11.34%
Putnam VT Vista Fund                                     1/2/97         -8.99%        N/A           19.09%
Putnam VT Voyager Fund                                   2/1/88        -21.68%      16.53%          18.33%
Putnam VT Voyager Fund II***                             9/28/00         N/A          N/A          -76.22%

* Performance figures have been adjusted to reflect the current charge for the Earnings Protection Death Benefit Option as if that feature had been available throughout the periods shown.

** The inception dates for the Funds appear in the first footnote to the preceding table. For periods prior to the inception dates of the Funds (Class IB shares), the performance shown is based on the historical performance of the Funds (Class IA shares), adjusted to reflect the current expenses of the Funds (Class IB shares). The inception dates for the Funds (Class IA shares) are shown in the table above.

*** The adjusted historical total returns for the Putnam American Government Income, Putnam Capital Appreciation, Putnam Growth Opportunities, Putnam Technology and Putnam Voyager II Variable Sub-Accounts are not annualized.


(With the Earnings Protection Death Benefit Option (assuming age of oldest Contract Owner and Annuitant is 65 or younger on the Rider Application Date) and Enhanced Beneficiary Protection Option)*

                                                                                             10 YEAR OR SINCE
VARIABLE SUB-ACCOUNT                                INCEPTION DATE  1 YEAR (%)   5 YEAR (%)   INCEPTION (%)**
--------------------                                --------------  ----------   ----------  ----------------
Putnam VT American Government Income Fund***             1/31/00         N/A          N/A             8.31%
Putnam VT Asia Pacific Growth Fund                       5/1/95        -50.04%      -2.04%            -1.48%
Putnam VT Capital Appreciation Fund***                   9/28/00         N/A          N/A            -39.19%
Putnam VT Diversified Income Fund                        9/15/93        -4.99%       0.91%            2.47%
Putnam VT The George Putnam Fund of Boston               4/30/98        5.00%         N/A             1.81%
Putnam VT Global Asset Allocation Fund                   2/1/88         -9.78%       8.70%            9.81%
Putnam VT Global Growth Fund                             5/1/90        -35.16%      12.93%            11.43%
Putnam VT Growth and Income Fund                         2/1/88         3.27%       11.78%            12.71%
Putnam VT Growth Opportunities Fund***                   1/31/00         N/A          N/A            -29.28%
Putnam VT Health Sciences Fund                           4/30/98        34.95%        N/A             12.58%
Putnam VT High Yield Fund                                2/1/88        -13.50%       1.04%            9.14%
Putnam VT Income Fund                                    2/1/88         3.13%        2.69%            5.78%
Putnam VT International Growth Fund                      1/2/97        -14.57%        N/A             16.68%
Putnam VT International Growth and Income Fund           1/2/97         -3.46%        N/A             11.54%
Putnam VT International New Opportunities Fund           1/2/97        -44.25%        N/A             7.15%
Putnam VT Investors Fund                                 4/30/98       -23.83%        N/A             5.31%
Putnam VT Money Market Fund                              2/1/88         1.15%        2.86%            2.93%
Putnam VT New Opportunities Fund                         5/2/94        -31.54%      14.03%            17.68%
Putnam VT New Value Fund                                 1/2/97         18.00%        N/A             8.99%
Putnam VT OTC & Emerging Growth Fund                     4/30/98       -56.93%        N/A             1.25%
Putnam VT Research Fund                                  9/29/98        -6.84%        N/A             16.68%
Putnam VT Small Cap Value Fund                           4/30/99        20.11%        N/A             13.36%
Putnam VT Technology Fund***                             6/14/00         N/A          N/A            -57.04%
Putnam VT Utilities Growth and Income Fund               5/1/92         13.04%      12.49%            11.34%
Putnam VT Vista Fund                                     1/2/97         -8.99%        N/A             19.09%
Putnam VT Voyager Fund                                   2/1/88        -21.68%      16.53%            18.33%

Putnam VT Voyager Fund II***                             9/28/00         N/A          N/A            -76.22%


* Performance figures have been adjusted to reflect the current charge for the Earnings Protection Death Benefit Option as if that feature had been available throughout the periods shown.

** The inception dates for the Funds appear in the first footnote to the preceding table. For periods prior to the inception dates of the Funds (Class IB shares), the performance shown is based on the historical performance of the Funds (Class IA shares), adjusted to reflect the current expenses of the Funds (Class IB shares). The inception dates for the Funds (Class IA shares) are shown in the table above.

*** The adjusted historical total returns for the Putnam American Government Income, Putnam Capital Appreciation, Putnam Growth Opportunities, Putnam Technology and Putnam Voyager II Variable Sub-Accounts are not annualized.


(With the Earnings Protection Death Benefit Option (assuming age of oldest Contract Owner and Annuitant is between 66 and 75 on the Rider Application Date) and Enhanced Beneficiary Protection Option)*

                                                                                             10 YEAR OR SINCE
VARIABLE SUB-ACCOUNT                                INCEPTION DATE  1 YEAR (%)   5 YEAR (%)   INCEPTION (%)**
--------------------                                --------------  ----------   ----------  ----------------
Putnam VT American Government Income Fund***            1/31/00         N/A          N/A           8.13%
Putnam VT Asia Pacific Growth Fund                      5/1/95        -50.12%      -2.20%          -1.64%
Putnam VT Capital Appreciation Fund***                  9/28/00         N/A          N/A          -39.29%
Putnam VT Diversified Income Fund                       9/15/93        -5.15%       0.75%          2.31%
Putnam VT The George Putnam Fund of Boston              4/30/98        4.83%         N/A           1.64%
Putnam VT Global Asset Allocation Fund                  2/1/88         -9.93%       8.53%          9.65%
Putnam VT Global Growth Fund                            5/1/90        -35.27%      12.75%          11.26%
Putnam VT Growth and Income Fund                        2/1/88         3.10%       11.60%          12.54%
Putnam VT Growth Opportunities Fund***                  1/31/00         N/A          N/A          -29.40%
Putnam VT Health Sciences Fund                          4/30/98        34.73%        N/A           12.40%
Putnam VT High Yield Fund                               2/1/88        -13.64%       0.88%          8.98%
Putnam VT Income Fund                                   2/1/88         2.96%        2.53%          5.62%
Putnam VT International Growth Fund                     1/2/97        -14.71%        N/A           16.50%
Putnam VT International Growth and Income Fund          1/2/97         -3.62%        N/A           11.37%
Putnam VT International New Opportunities Fund          1/2/97        -44.35%        N/A           6.98%
Putnam VT Investors Fund                                4/30/98       -23.95%        N/A           5.14%
Putnam VT Money Market Fund                             2/1/88         0.98%        2.69%          2.77%
Putnam VT New Opportunities Fund                        5/2/94        -31.66%      13.85%          17.50%
Putnam VT New Value Fund                                1/2/97         17.81%        N/A           8.81%
Putnam VT OTC & Emerging Growth Fund                    4/30/98       -57.00%        N/A           1.09%
Putnam VT Research Fund                                 9/29/98        -6.99%        N/A           16.49%
Putnam VT Small Cap Value Fund                          4/30/99        19.92%        N/A           13.17%
Putnam VT Technology Fund***                            6/14/00         N/A          N/A          -57.11%
Putnam VT Utilities Growth and Income Fund              5/1/92         12.86%      12.31%          11.17%
Putnam VT Vista Fund                                    1/2/97         -9.13%        N/A           18.90%
Putnam VT Voyager Fund                                  2/1/88        -21.81%      16.35%          18.15%
Putnam VT Voyager Fund II***                            9/28/00         N/A          N/A          -76.25%


* Performance figures have been adjusted to reflect the current charge for the Earnings Protection Death Benefit Option as if that feature had been available throughout the periods shown.

** The inception dates for the Funds appear in the first footnote to the preceding table. For periods prior to the inception dates of the Funds (Class IB shares), the performance shown is based on the historical performance of the Funds (Class IA shares), adjusted to reflect the current expenses of the Funds (Class IB shares). The inception dates for the Funds (Class IA shares) are shown in the table above.

*** The adjusted historical total returns for the Putnam American Government Income, Putnam Capital Appreciation, Putnam Growth Opportunities, Putnam Technology and Putnam Voyager II Variable Sub-Accounts are not annualized.


(With Retirement Income Guarantee Rider 2)*

                                                                                             10 YEAR OR SINCE
VARIABLE SUB-ACCOUNT                                INCEPTION DATE  1 YEAR (%)   5 YEAR (%)   INCEPTION (%)**
--------------------                                --------------  ----------   ----------  ----------------
Putnam VT American Government Income Fund***             1/31/00         N/A          N/A          9.27%
Putnam VT Asia Pacific Growth Fund                       5/1/95        -50.16%      -2.03%         -1.50%
Putnam VT Capital Appreciation Fund***                   9/28/00         N/A          N/A         -39.84%
Putnam VT Diversified Income Fund                        9/15/93        -4.96%       0.95%         2.46%
Putnam VT The George Putnam Fund of Boston               4/30/98        5.06%         N/A          1.81%
Putnam VT Global Asset Allocation Fund                   2/1/88         -9.76%       8.83%         9.96%
Putnam VT Global Growth Fund                             5/1/90        -35.23%      13.09%         11.58%
Putnam VT Growth and Income Fund                         2/1/88         3.33%       11.92%         12.88%
Putnam VT Growth Opportunities Fund***                   1/31/00         N/A          N/A         -32.02%
Putnam VT Health Sciences Fund                           4/30/98        35.12%        N/A          12.62%

Putnam VT High Yield Fund                                2/1/88        -13.49%       1.10%         9.33%
Putnam VT Income Fund                                    2/1/88         3.19%        2.73%         5.86%
Putnam VT International Growth Fund                      1/2/97        -14.57%        N/A          16.84%
Putnam VT International Growth and Income Fund           1/2/97         -3.42%        N/A          11.67%
Putnam VT International New Opportunities Fund           1/2/97        -44.36%        N/A          7.25%
Putnam VT Investors Fund                                 4/30/98       -23.86%        N/A          5.38%
Putnam VT Money Market Fund                              2/1/88         1.20%        2.90%         2.94%
Putnam VT New Opportunities Fund                         5/2/94        -31.60%      14.19%         17.88%
Putnam VT New Value Fund                                 1/2/97         18.12%        N/A          9.08%
Putnam VT OTC & Emerging Growth Fund                     4/30/98       -57.08%        N/A          1.31%
Putnam VT Research Fund                                  9/29/98        -6.81%        N/A          16.72%
Putnam VT Small Cap Value Fund                           4/30/99        20.23%        N/A          13.38%
Putnam VT Technology Fund***                             6/14/00         N/A          N/A         -66.73%
Putnam VT Utilities Growth and Income Fund               5/1/92         13.14%      12.63%         11.46%
Putnam VT Vista Fund                                     1/2/97         -8.97%        N/A          19.26%
Putnam VT Voyager Fund                                   2/1/88        -21.71%      16.71%         18.57%
Putnam VT Voyager Fund II***                             9/28/00         N/A          N/A         -76.56%

 --------------

* Performance figures have been adjusted to reflect the current charge for Retirement Income Guarantee Rider 2 as if that feature had been available throughout the periods shown. For purposes of computing the Rider fee, we assumed that Income Base B applied, that there were no additional purchase payments or withdrawals, and that the Contract Issue Date coincided with the inception date of the Fund (Class IA shares).

** The inception dates for the Funds appear in the first footnote to the first table under Adjusted Historical Total Returns. For periods prior to the inception dates of the Funds (Class IB shares, the performance shown is based on the historical performance of the Funds (Class IA shares), adjusted to reflect the current expenses of the Funds (Class IB shares). The inception dates for the Funds (Class IA shares) are shown in the table above.

*** The adjusted historical total returns for the Putnam American Government Income, Putnam Capital Appreciation, Putnam Growth Opportunities, Putnam Technology and Putnam Voyager II Variable Sub-Accounts are not annualized.

(With the Enhanced Beneficiary Protection Option and Retirement Income Guarantee Rider 2)*

                                                                                             10 YEAR OR SINCE
VARIABLE SUB-ACCOUNT                                INCEPTION DATE  1 YEAR (%)   5 YEAR (%)   INCEPTION (%)**
--------------------                                --------------  ----------   ----------  ----------------
Putnam VT American Government Income Fund***             1/31/00         N/A          N/A            9.27%
Putnam VT Asia Pacific Growth Fund                       5/1/95        -50.25%      -2.19%           -1.66%
Putnam VT Capital Appreciation Fund***                   9/28/00         N/A          N/A           -39.94%
Putnam VT Diversified Income Fund                        9/15/93        -5.11%       0.78%           2.30%
Putnam VT The George Putnam Fund of Boston               4/30/98        4.89%         N/A            1.64%
Putnam VT Global Asset Allocation Fund                   2/1/88         -9.91%       8.65%           9.79%
Putnam VT Global Growth Fund                             5/1/90        -35.34%      12.91%           11.41%
Putnam VT Growth and Income Fund                         2/1/88         3.16%       11.75%           12.71%
Putnam VT Growth Opportunities Fund***                   1/31/00         N/A          N/A           -32.02%
Putnam VT Health Sciences Fund                           4/30/98        34.91%        N/A            12.44%
Putnam VT High Yield Fund                                2/1/88        -13.63%       0.93%           9.16%
Putnam VT Income Fund                                    2/1/88         3.02%        2.57%           5.70%
Putnam VT International Growth Fund                      1/2/97        -14.71%        N/A            16.66%
Putnam VT International Growth and Income Fund           1/2/97         -3.58%        N/A            11.49%
Putnam VT International New Opportunities Fund           1/2/97        -44.45%        N/A            7.08%
Putnam VT Investors Fund                                 4/30/98       -23.99%        N/A            5.20%
Putnam VT Money Market Fund                              2/1/88         1.04%        2.73%           2.78%
Putnam VT New Opportunities Fund                         5/2/94        -31.72%      14.01%           17.70%
Putnam VT New Value Fund                                 1/2/97         17.93%        N/A            8.90%
Putnam VT OTC & Emerging Growth Fund                     4/30/98       -57.15%        N/A            1.15%
Putnam VT Research Fund                                  9/29/98        -6.96%        N/A            16.54%
Putnam VT Small Cap Value Fund                           4/30/99        20.04%        N/A            13.20%
Putnam VT Technology Fund***                             6/14/00         N/A          N/A           -66.73%
Putnam VT Utilities Growth and Income Fund               5/1/92         12.96%      12.45%           11.29%
Putnam VT Vista Fund                                     1/2/97         -9.11%        N/A            19.08%
Putnam VT Voyager Fund                                   2/1/88        -21.84%      16.52%           18.39%
Putnam VT Voyager Fund II***                             9/28/00         N/A          N/A           -76.60%

* Performance figures have been adjusted to reflect the current charge for the Enhanced Beneficiary Protection Option and Retirement Income Guarantee Rider 2 as if those features had been available throughout the periods shown.

** The inception dates for the Funds appear in the first footnote to the first table under Adjusted Historical Total Returns. For periods prior to the inception dates of the Funds (Class IB shares), the performance shown is based on the historical performance of the Funds (Class IA shares, adjusted to reflect the current expenses of the Funds (Class IB shares). The inception dates for the Funds (Class IA shares) are shown in the table above.

 *** The adjusted historical total returns for the Putnam American Government
     Income, Putnam Capital Appreciation, Putnam Growth Opportunities, Putnam Technology and Putnam Voyager II Variable Sub-Accounts are not annualized.


(With the Earnings Protection Death Benefit Option (assuming age of oldest Contract Owner and Annuitant is 65 or younger on the Rider Application Date) and Retirement Income Guarantee Rider 2)*

                                                                                             10 YEAR OR SINCE
VARIABLE SUB-ACCOUNT                                INCEPTION DATE  1 YEAR (%)   5 YEAR (%)   INCEPTION (%)**
--------------------                                --------------  ----------   ----------  ----------------
Putnam VT American Government Income Fund***            1/31/00         N/A          N/A            9.27%
Putnam VT Asia Pacific Growth Fund                      5/1/95        -50.28%      -2.24%           -1.71%
Putnam VT Capital Appreciation Fund***                  9/28/00         N/A          N/A           -39.97%
Putnam VT Diversified Income Fund                       9/15/93        -5.16%       0.73%           2.25%
Putnam VT The George Putnam Fund of Boston              4/30/98        4.84%         N/A            1.59%
Putnam VT Global Asset Allocation Fund                  2/1/88         -9.96%       8.60%           9.73%
Putnam VT Global Growth Fund                            5/1/90        -35.38%      12.85%           11.35%
Putnam VT Growth and Income Fund                        2/1/88         3.10%       11.69%           12.65%
Putnam VT Growth Opportunities Fund***                  1/31/00         N/A          N/A           -32.02%
Putnam VT Health Sciences Fund                          4/30/98        34.84%        N/A            12.38%
Putnam VT High Yield Fund                               2/1/88        -13.68%       0.88%           9.11%
Putnam VT Income Fund                                   2/1/88         2.97%        2.51%           5.65%
Putnam VT International Growth Fund                     1/2/97        -14.76%        N/A            16.60%
Putnam VT International Growth and Income Fund          1/2/97         -3.63%        N/A            11.43%
Putnam VT International New Opportunities Fund          1/2/97        -44.48%        N/A            7.02%
Putnam VT Investors Fund                                4/30/98       -24.03%        N/A            5.15%
Putnam VT Money Market Fund                             2/1/88         0.98%        2.68%           2.73%
Putnam VT New Opportunities Fund                        5/2/94        -31.75%      13.95%           17.64%
Putnam VT New Value Fund                                1/2/97         17.86%        N/A            8.85%
Putnam VT OTC & Emerging Growth Fund                    4/30/98       -57.18%        N/A            1.09%
Putnam VT Research Fund                                 9/29/98        -7.01%        N/A            16.47%
Putnam VT Small Cap Value Fund                          4/30/99        19.97%        N/A            13.14%
Putnam VT Technology Fund***                            6/14/00         N/A          N/A           -66.73%
Putnam VT Utilities Growth and Income Fund              5/1/92         12.90%      12.39%           11.23%
Putnam VT Vista Fund                                    1/2/97         -9.16%        N/A            19.01%
Putnam VT Voyager Fund                                  2/1/88        -21.88%      16.46%           18.33%
Putnam VT Voyager Fund II***                            9/28/00         N/A          N/A           -76.61%


--------------

* Performance figures have been adjusted to reflect the current charge for the Earnings Protection Death Benefit Option and Retirement Income Guarantee Rider 2 as if those features had been available throughout the periods shown.

** The inception dates for the Funds appear in the first footnote to the first table under Adjusted Historical Total Returns. For periods prior to the inception dates of the Funds (Class IB shares), the performance shown is based on the historical performance of the Funds (Class IA shares), adjusted to reflect the current expenses of the Funds (Class IB shares). The inception dates for the Funds (Class IA shares) are shown in the table above.

 *** The adjusted historical total returns for the Putnam American Government
     Income, Putnam Capital Appreciation, Putnam Growth Opportunities, Putnam Technology and Putnam Voyager II Variable Sub-Accounts are not annualized.


(With the Earnings Protection Death Benefit Option (assuming age of oldest Contract Owner and Annuitant is between 66 and 75 on the Rider Application Date) and Retirement Income Guarantee Rider 2)*

                                                                                             10 YEAR OR SINCE
VARIABLE SUB-ACCOUNT                                INCEPTION DATE  1 YEAR (%)   5 YEAR (%)   INCEPTION (%)**
--------------------                                --------------  ----------   ----------  ----------------
Putnam VT American Government Income Fund***             1/31/00         N/A          N/A           9.27%
Putnam VT Asia Pacific Growth Fund                       5/1/95        -50.36%      -2.40%          -1.87%
Putnam VT Capital Appreciation Fund***                   9/28/00         N/A          N/A          -40.07%
Putnam VT Diversified Income Fund                        9/15/93        -5.32%       0.57%          2.08%
Putnam VT The George Putnam Fund of Boston               4/30/98        4.67%         N/A           1.42%
Putnam VT Global Asset Allocation Fund                   2/1/88        -10.11%       8.42%          9.56%
Putnam VT Global Growth Fund                             5/1/90        -35.49%      12.67%          11.18%

Putnam VT Growth and Income Fund                         2/1/88         2.94%       11.51%          12.48%
Putnam VT Growth Opportunities Fund***                   1/31/00         N/A          N/A          -32.02%
Putnam VT Health Sciences Fund                           4/30/98        34.62%        N/A           12.20%
Putnam VT High Yield Fund                                2/1/88        -13.82%       0.72%          8.94%
Putnam VT Income Fund                                    2/1/88         2.80%        2.35%          5.48%
Putnam VT International Growth Fund                      1/2/97        -14.90%        N/A           16.41%
Putnam VT International Growth and Income Fund           1/2/97         -3.79%        N/A           11.26%
Putnam VT International New Opportunities Fund           1/2/97        -44.58%        N/A           6.85%
Putnam VT Investors Fund                                 4/30/98       -24.15%        N/A           4.98%
Putnam VT Money Market Fund                              2/1/88         0.82%        2.51%          2.57%
Putnam VT New Opportunities Fund                         5/2/94        -31.87%      13.77%          17.46%
Putnam VT New Value Fund                                 1/2/97         17.68%        N/A           8.67%
Putnam VT OTC & Emerging Growth Fund                     4/30/98       -57.26%        N/A           0.93%
Putnam VT Research Fund                                  9/29/98        -7.17%        N/A           16.29%
Putnam VT Small Cap Value Fund                           4/30/99        19.78%        N/A           12.96%
Putnam VT Technology Fund***                             6/14/00         N/A          N/A          -66.73%
Putnam VT Utilities Growth and Income Fund               5/1/92         12.72%      12.22%          11.06%
Putnam VT Vista Fund                                     1/2/97         -9.31%        N/A           18.83%
Putnam VT Voyager Fund                                   2/1/88        -22.01%      16.28%          18.15%
Putnam VT Voyager Fund II***                             9/28/00         N/A          N/A          -76.65%

--------------

* Performance figures have been adjusted to reflect the current charge for the Earnings Protection Death Benefit Option and Retirement Income Guarantee Rider 2 as if those features had been available throughout the periods shown.

** The inception dates for the Funds appear in the first footnote to the first table under Adjusted Historical Total Returns. For periods prior to the inception dates of the Funds (Class IB shares), the performance shown is based on the historical performance of the Funds (Class IA shares), adjusted to reflect the current expenses of the Funds (Class IB shares). The inception dates for the Funds (Class IA shares) are shown in the table above.

 *** The adjusted historical total returns for the Putnam American Government
     Income, Putnam Capital Appreciation, Putnam Growth Opportunities, Putnam Technology and Putnam Voyager II Variable Sub-Accounts are not annualized.


(With the Earnings Protection Death Benefit Option (assuming age of oldest Contract Owner and Annuitant is 65 or younger on the Rider Application Date), Enhanced Beneficiary Protection Option and Retirement Income Guarantee Rider 2)*

                                                                                             10 YEAR OR SINCE
VARIABLE SUB-ACCOUNT                                INCEPTION DATE  1 YEAR (%)   5 YEAR (%)   INCEPTION (%)**
--------------------                                --------------  ----------   ----------  ----------------
Putnam VT American Government Income Fund***             1/31/00         N/A          N/A            9.27%
Putnam VT Asia Pacific Growth Fund                       5/1/95        -50.36%      -2.40%           -1.87%
Putnam VT Capital Appreciation Fund***                   9/28/00         N/A          N/A           -40.07%
Putnam VT Diversified Income Fund                        9/15/93        -5.32%       0.57%           2.08%
Putnam VT The George Putnam Fund of Boston               4/30/98        4.67%         N/A            1.42%
Putnam VT Global Asset Allocation Fund                   2/1/88        -10.11%       8.42%           9.56%
Putnam VT Global Growth Fund                             5/1/90        -35.49%      12.67%           11.18%
Putnam VT Growth and Income Fund                         2/1/88         2.94%       11.51%           12.48%
Putnam VT Growth Opportunities Fund***                   1/31/00         N/A          N/A           -32.02%
Putnam VT Health Sciences Fund                           4/30/98        34.62%        N/A            12.20%
Putnam VT High Yield Fund                                2/1/88        -13.82%       0.72%           8.94%
Putnam VT Income Fund                                    2/1/88         2.80%        2.35%           5.48%
Putnam VT International Growth Fund                      1/2/97        -14.90%        N/A            16.41%
Putnam VT International Growth and Income Fund           1/2/97         -3.79%        N/A            11.26%
Putnam VT International New Opportunities Fund           1/2/97        -44.58%        N/A            6.85%
Putnam VT Investors Fund                                 4/30/98       -24.15%        N/A            4.98%
Putnam VT Money Market Fund                              2/1/88         0.82%        2.51%           2.57%
Putnam VT New Opportunities Fund                         5/2/94        -31.87%      13.77%           17.46%
Putnam VT New Value Fund                                 1/2/97         17.68%        N/A            8.67%
Putnam VT OTC & Emerging Growth Fund                     4/30/98       -57.26%        N/A            0.93%
Putnam VT Research Fund                                  9/29/98        -7.17%        N/A            16.29%
Putnam VT Small Cap Value Fund                           4/30/99        19.78%        N/A            12.96%
Putnam VT Technology Fund***                             6/14/00         N/A          N/A           -66.73%
Putnam VT Utilities Growth and Income Fund               5/1/92         12.72%      12.22%           11.06%

Putnam VT Vista Fund                                     1/2/97         -9.31%        N/A            18.83%
Putnam VT Voyager Fund                                   2/1/88        -22.01%      16.28%           18.15%
Putnam VT Voyager Fund II***                             9/28/00         N/A          N/A           -76.65%



* Performance figures have been adjusted to reflect the current charge for the Earnings Protection Death Benefit Option and Retirement Income Guarantee Rider 2 as if those features had been available throughout the periods shown.

** The inception dates for the Funds appear in the first footnote to the first table under Adjusted Historical Total Returns. For periods prior to the inception dates of the Funds (Class IB shares), the performance shown is based on the historical performance of the Funds (Class IA shares), adjusted to reflect the current expenses of the Funds (Class IB shares). The inception dates for the Funds (Class IA shares) are shown in the table above.

*** The adjusted historical total returns for the Putnam American Government Income, Putnam Capital Appreciation, Putnam Growth Opportunities, Putnam Technology and Putnam Voyager II Variable Sub-Accounts are not annualized.


(With the Earnings Protection Death Benefit Option (assuming age of oldest Contract Owner and Annuitant is between 66 and 75 on the Rider Application
Date), Enhanced Beneficiary Protection Option and Retirement Income Guarantee Rider 2)*

                                                                                             10 YEAR OR SINCE
VARIABLE SUB-ACCOUNT                                INCEPTION DATE  1 YEAR (%)   5 YEAR (%)   INCEPTION (%)**
--------------------                                --------------  ----------   ----------  ----------------

Putnam VT American Government Income Fund***            1/31/00         N/A          N/A            9.27%
Putnam VT Asia Pacific Growth Fund                      5/1/95        -50.45%      -2.56%           -2.03%
Putnam VT Capital Appreciation Fund***                  9/28/00         N/A          N/A           -40.16%
Putnam VT Diversified Income Fund                       9/15/93        -5.47%       0.40%           1.92%
Putnam VT The George Putnam Fund of Boston              4/30/98        4.50%         N/A            1.25%
Putnam VT Global Asset Allocation Fund                  2/1/88        -10.25%       8.25%           9.39%
Putnam VT Global Growth Fund                            5/1/90        -35.60%      12.49%           11.00%
Putnam VT Growth and Income Fund                        2/1/88         2.77%       11.33%           12.30%
Putnam VT Growth Opportunities Fund***                  1/31/00         N/A          N/A           -32.02%
Putnam VT Health Sciences Fund                          4/30/98        34.40%        N/A            12.02%
Putnam VT High Yield Fund                               2/1/88        -13.96%       0.55%           8.77%
Putnam VT Income Fund                                   2/1/88         2.63%        2.18%           5.32%
Putnam VT International Growth Fund                     1/2/97        -15.04%        N/A            16.23%
Putnam VT International Growth and Income Fund          1/2/97         -3.95%        N/A            11.08%
Putnam VT International New Opportunities Fund          1/2/97        -44.68%        N/A            6.68%
Putnam VT Investors Fund                                4/30/98       -24.28%        N/A            4.81%
Putnam VT Money Market Fund                             2/1/88         0.65%        2.35%           2.41%
Putnam VT New Opportunities Fund                        5/2/94        -31.98%      13.59%           17.27%
Putnam VT New Value Fund                                1/2/97         17.49%        N/A            8.50%
Putnam VT OTC & Emerging Growth Fund                    4/30/98       -57.33%        N/A            0.76%
Putnam VT Research Fund                                 9/29/98        -7.32%        N/A            16.10%
Putnam VT Small Cap Value Fund                          4/30/99        19.59%        N/A            12.78%
Putnam VT Technology Fund***                            6/14/00         N/A          N/A           -66.73%
Putnam VT Utilities Growth and Income Fund              5/1/92         12.53%      12.04%           10.89%
Putnam VT Vista Fund                                    1/2/97         -9.46%        N/A            18.64%
Putnam VT Voyager Fund                                  2/1/88        -22.14%      16.10%           17.97%
Putnam VT Voyager Fund II***                            9/28/00         N/A          N/A           -76.69%



* Performance figures have been adjusted to reflect the current charge for the Earnings Protection Death Benefit Option and Retirement Income Guarantee Rider 2 as if those features had been available throughout the periods shown.

** The inception dates for the Funds appear in the first footnote to the first table under Adjusted Historical Total Returns. For periods prior to the inception dates of the Funds (Class IB shares), the performance shown is based on the historical performance of the Funds (Class IA shares), adjusted to reflect the current expenses of the Funds (Class IB shares). The inception dates for the Funds (Class IA shares) are shown in the table above.

*** The adjusted historical total returns for the Putnam American Government Income, Putnam Capital Appreciation, Putnam Growth Opportunities, Putnam Technology and Putnam Voyager II Variable Sub-Accounts are not annualized.

                                   APPENDIX D

                   PUTNAM ALLSTATE ADVISOR PREFERRED CONTRACT

Putnam Allstate Advisor Preferred Contracts were first offered to the public on April 28, 2000. Accordingly, performance shown for periods prior to that date reflects the performance of the Variable Sub-Accounts, adjusted to reflect the current charges under the Contracts that would have applied had they been in existence at the time. (Adjusted historical total returns are based on the Funds' performance, as described below.) These Contract charges include a maximum withdrawal charge of 2% that declines to zero after two years (not reflected in non-standardized total returns), and total Variable Account annual expenses of:


-           1.65% (without any optional benefit riders), or
-           1.80% with the Enhanced Beneficiary Protection Option, or
- 1.85% with the Earnings Protection Death Benefit Option (assuming age of oldest Owner and Annuitant is 65 or younger on the Rider Application Date), or
- 2.00% with the Earnings Protection Death Benefit Option (assuming age of oldest Owner and Annuitant is between 66 and 75 on the Rider Application Date), or
- 2.00% with the Earnings Protection Death Benefit Option (assuming age of oldest Owner and Annuitant is 65 or younger on the Rider Application Date) and the Enhanced Beneficiary Protection Option.
- 2.15% with the Earnings Protection Death Benefit Option (assuming age of oldest Owner and Annuitant is between 66 and 75 on the Rider Application Date) and the Enhanced Beneficiary Protection Option.

In addition, where Retirement Income Guarantee Rider 2 is included, the performance shown reflects the deduction of the annual Rider fee equal to 0.30% of the Income Base, assuming Income Base B is in effect and assuming no additional purchase payments or withdrawals.

See the Expense Table in the Prospectus for more details.


Standardized Total Returns


Set out below are the standardized total returns for each Variable Sub-Account since its inception through December 31, 2000. All of the Variable Sub-Accounts commenced operations on April 30, 1999 except for the Putnam American Government Income and Putnam Growth Opportunities Variable Sub-Accounts, which commenced operations on February 4, 2000, the Putnam Technology Variable Sub-Account, which commenced operations on July 17, 2000, and the Putnam Capital Appreciation and Putnam Voyager II Variable Sub-Accounts, which commenced operations on October 2, 2000.





(Without the Earnings Protection Death Benefit Option, the Enhanced Beneficiary Protection Option or Retirement Income Guarantee Rider)

VARIABLE SUB-ACCOUNT
--------------------
                                                    1 YEAR (%)      5 YEAR (%)       SINCE INCEPTION (%)
                                                    ----------      ----------       -------------------
Putnam VT American Government Income Fund*              N/A             N/A                 8.75%
Putnam VT Asia Pacific Growth Fund                    -47.25%           N/A                -3.50%
Putnam VT Capital Appreciation Fund*                    N/A             N/A               -10.78%
Putnam VT Diversified Income Fund                     -3.81%            N/A                -2.65%
Putnam VT The George Putnam Fund of Boston             5.82%            N/A                -0.61%
Putnam VT Global Asset Allocation Fund                -8.43%            N/A                -0.70%
Putnam VT Global Growth Fund                          -32.90%           N/A                 4.09%
Putnam VT Growth and Income Fund                       4.15%            N/A                -2.35%
Putnam VT Growth Opportunities Fund*                    N/A             N/A               -27.93%
Putnam VT Health Sciences Fund                        34.71%            N/A                24.09%
Putnam VT High Yield Fund                             -12.01%           N/A                -7.26%
Putnam VT Income Fund                                  4.02%            N/A                 1.02%
Putnam VT International Growth Fund                   -13.05%           N/A                15.35%
Putnam VT International Growth and Income Fund        -2.34%            N/A                 4.72%
Putnam VT International New Opportunities Fund        -41.67%           N/A                 4.77%
Putnam VT Investors Fund                              -21.97%           N/A                -2.34%
Putnam VT Money Market Fund                            2.11%            N/A                 2.67%
Putnam VT New Opportunities Fund                      -29.42%           N/A                 7.35%
Putnam VT New Value Fund                              18.37%            N/A                 2.71%
Putnam VT OTC & Emerging Growth Fund                  -53.90%           N/A                -3.53%
Putnam VT Research Fund                               -5.59%            N/A                 6.15%
Putnam VT Small Cap Value Fund                        20.40%            N/A                14.14%
Putnam VT Technology Fund*                              N/A             N/A               -42.62%
Putnam VT Utilities Growth and Income Fund            13.58%            N/A                 8.22%
Putnam VT Vista Fund                                  -7.66%            N/A                17.81%
Putnam VT Voyager Fund                                -19.91%           N/A                 9.44%
Putnam VT Voyager Fund II*                              N/A             N/A               -28.95%

*The standardized total returns for the Putnam American Government Income, Putnam Capital Appreciation, Putnam Growth Opportunities, Putnam Technology and Putnam Voyager II Variable Sub-Accounts are not annualized.

(With the Enhanced Beneficiary Protection Option)

VARIABLE SUB-ACCOUNT
--------------------
                                                    1 YEAR (%)      5 YEAR (%)       SINCE INCEPTION (%)
                                                    ----------      ----------       -------------------
Putnam VT American Government Income Fund*              N/A             N/A                 8.59%
Putnam VT Asia Pacific Growth Fund                    -47.34%           N/A                -3.65%
Putnam VT Capital Appreciation Fund*                    N/A             N/A               -10.81%
Putnam VT Diversified Income Fund                     -3.96%            N/A                -2.80%
Putnam VT The George Putnam Fund of Boston             5.66%            N/A                -0.76%
Putnam VT Global Asset Allocation Fund                -8.57%            N/A                -0.85%
Putnam VT Global Growth Fund                          -33.01%           N/A                 3.94%
Putnam VT Growth and Income Fund                       3.99%            N/A                -2.50%
Putnam VT Growth Opportunities Fund*                    N/A             N/A               -28.04%
Putnam VT Health Sciences Fund                        34.50%            N/A                23.90%
Putnam VT High Yield Fund                             -12.15%           N/A                -7.41%
Putnam VT Income Fund                                  3.86%            N/A                 0.86%
Putnam VT International Growth Fund                   -13.19%           N/A                15.18%
Putnam VT International Growth and Income Fund        -2.49%            N/A                 4.56%
Putnam VT International New Opportunities Fund        -41.77%           N/A                 4.61%
Putnam VT Investors Fund                              -22.10%           N/A                -2.49%
Putnam VT Money Market Fund                            1.95%            N/A                 2.51%
Putnam VT New Opportunities Fund                      -29.53%           N/A                 7.18%
Putnam VT New Value Fund                              18.18%            N/A                 2.55%
Putnam VT OTC & Emerging Growth Fund                  -53.97%           N/A                -3.68%
Putnam VT Research Fund                               -5.74%            N/A                 5.99%
Putnam VT Small Cap Value Fund                        20.21%            N/A                13.97%
Putnam VT Technology Fund*                              N/A             N/A               -42.66%
Putnam VT Utilities Growth and Income Fund            13.41%            N/A                 8.05%
Putnam VT Vista Fund                                  -7.80%            N/A                17.63%
Putnam VT Voyager Fund                                -20.03%           N/A                 9.27%
Putnam VT Voyager Fund II*                              N/A             N/A               -28.98%

*The standardized total returns for the Putnam American Government Income, Putnam Capital Appreciation, Putnam Growth Opportunities, Putnam Technology and Putnam Voyager II Variable Sub-Accounts are not annualized.


(With the Earnings Protection Death Benefit Option, assuming age of oldest Contract Owner and Annuitant is 65 or younger on the Rider Application Date)

VARIABLE SUB-ACCOUNT
--------------------
                                                    1 YEAR (%)      5 YEAR (%)       SINCE INCEPTION (%)
                                                    ----------      ----------       -------------------
Putnam VT American Government Income Fund*              N/A             N/A                 8.54%
Putnam VT Asia Pacific Growth Fund                    -47.36%           N/A                -3.70%
Putnam VT Capital Appreciation Fund*                    N/A             N/A               -10.82%
Putnam VT Diversified Income Fund                     -4.01%            N/A                -2.85%
Putnam VT The George Putnam Fund of Boston             5.60%            N/A                -0.81%
Putnam VT Global Asset Allocation Fund                -8.61%            N/A                -0.91%
Putnam VT Global Growth Fund                          -33.04%           N/A                 3.88%
Putnam VT Growth and Income Fund                       3.94%            N/A                -2.55%
Putnam VT Growth Opportunities Fund*                    N/A             N/A               -28.07%
Putnam VT Health Sciences Fund                        34.43%            N/A                23.83%
Putnam VT High Yield Fund                             -12.19%           N/A                -7.45%
Putnam VT Income Fund                                  3.81%            N/A                 0.81%
Putnam VT International Growth Fund                   -13.23%           N/A                15.12%
Putnam VT International Growth and Income Fund        -2.54%            N/A                 4.50%
Putnam VT International New Opportunities Fund        -41.80%           N/A                 4.56%
Putnam VT Investors Fund                              -22.14%           N/A                -2.54%
Putnam VT Money Market Fund                            1.90%            N/A                 2.46%
Putnam VT New Opportunities Fund                      -29.56%           N/A                 7.13%

Putnam VT New Value Fund                              18.12%            N/A                 2.50%
Putnam VT OTC & Emerging Growth Fund                  -54.00%           N/A                -3.73%
Putnam VT Research Fund                               -5.79%            N/A                 5.94%
Putnam VT Small Cap Value Fund                        20.15%            N/A                13.91%
Putnam VT Technology Fund*                              N/A             N/A               -42.68%
Putnam VT Utilities Growth and Income Fund            13.35%            N/A                 8.00%
Putnam VT Vista Fund                                  -7.85%            N/A                17.57%
Putnam VT Voyager Fund                                -20.07%           N/A                 9.22%
Putnam VT Voyager Fund II*                              N/A             N/A               -28.98%


*The standardized total returns for the Putnam American Government Income, Putnam Capital Appreciation, Putnam Growth Opportunities, Putnam Technology and Putnam Voyager II Variable Sub-Accounts are not annualized.


(With the Earnings Protection Death Benefit Option, assuming age of oldest Contract Owner and Annuitant is between 66 and 75 on the Rider Application Date)

VARIABLE SUB-ACCOUNT
--------------------
                                                    1 YEAR (%)      5 YEAR (%)       SINCE INCEPTION (%)
                                                    ----------      ----------       -------------------
Putnam VT American Government Income Fund*              N/A             N/A                 8.39%
Putnam VT Asia Pacific Growth Fund                    -47.45%           N/A                -3.84%
Putnam VT Capital Appreciation Fund*                    N/A             N/A               -10.85%
Putnam VT Diversified Income Fund                     -4.16%            N/A                -3.00%
Putnam VT The George Putnam Fund of Boston             5.44%            N/A                -0.96%
Putnam VT Global Asset Allocation Fund                -8.76%            N/A                -1.06%
Putnam VT Global Growth Fund                          -33.15%           N/A                 3.72%
Putnam VT Growth and Income Fund                       3.78%            N/A                -2.70%
Putnam VT Growth Opportunities Fund*                    N/A             N/A               -28.17%
Putnam VT Health Sciences Fund                        34.23%            N/A                23.64%
Putnam VT High Yield Fund                             -12.33%           N/A                -7.60%
Putnam VT Income Fund                                  3.65%            N/A                 0.65%
Putnam VT International Growth Fund                   -13.37%           N/A                14.94%
Putnam VT International Growth and Income Fund        -2.69%            N/A                 4.34%
Putnam VT International New Opportunities Fund        -41.89%           N/A                 4.40%
Putnam VT Investors Fund                              -22.26%           N/A                -2.69%
Putnam VT Money Market Fund                            1.74%            N/A                 2.30%
Putnam VT New Opportunities Fund                      -29.67%           N/A                 6.97%
Putnam VT New Value Fund                              17.94%            N/A                 2.34%
Putnam VT OTC & Emerging Growth Fund                  -54.07%           N/A                -3.88%
Putnam VT Research Fund                               -5.93%            N/A                 5.78%
Putnam VT Small Cap Value Fund                        19.97%            N/A                13.73%
Putnam VT Technology Fund*                              N/A             N/A               -42.72%
Putnam VT Utilities Growth and Income Fund            13.18%            N/A                 7.83%
Putnam VT Vista Fund                                  -8.00%            N/A                17.39%
Putnam VT Voyager Fund                                -20.20%           N/A                 9.05%
Putnam VT Voyager Fund II*                              N/A             N/A               -29.01%

*The standardized total returns for the Putnam American Government Income, Putnam Capital Appreciation, Putnam Growth Opportunities, Putnam Technology and Putnam Voyager II Variable Sub-Accounts are not annualized.


(With the Earnings Protection Death Benefit Option (assuming age of oldest Contract Owner and Annuitant is 65 or younger on the Rider Application Date) and Enhanced Beneficiary Protection Option)

VARIABLE SUB-ACCOUNT
--------------------
                                                    1 YEAR (%)      5 YEAR (%)       SINCE INCEPTION (%)
                                                    ----------      ----------       -------------------
Putnam VT American Government Income Fund*              N/A             N/A                 8.39%
Putnam VT Asia Pacific Growth Fund                    -47.45%           N/A                -3.84%
Putnam VT Capital Appreciation Fund*                    N/A             N/A               -10.85%
Putnam VT Diversified Income Fund                     -4.16%            N/A                -3.00%
Putnam VT The George Putnam Fund of Boston             5.44%            N/A                -0.96%
Putnam VT Global Asset Allocation Fund                -8.76%            N/A                -1.06%

Putnam VT Global Growth Fund                          -33.15%           N/A                3.72%
Putnam VT Growth and Income Fund                       3.78%            N/A               -2.70%
Putnam VT Growth Opportunities Fund*                    N/A             N/A              -28.17%
Putnam VT Health Sciences Fund                        34.23%            N/A               23.64%
Putnam VT High Yield Fund                             -12.33%           N/A               -7.60%
Putnam VT Income Fund                                  3.65%            N/A                0.65%
Putnam VT International Growth Fund                   -13.37%           N/A               14.94%
Putnam VT International Growth and Income Fund        -2.69%            N/A                4.34%
Putnam VT International New Opportunities Fund        -41.89%           N/A                4.40%
Putnam VT Investors Fund                              -22.26%           N/A               -2.69%
Putnam VT Money Market Fund                            1.74%            N/A                2.30%
Putnam VT New Opportunities Fund                      -29.67%           N/A                6.97%
Putnam VT New Value Fund                              17.94%            N/A                2.34%
Putnam VT OTC & Emerging Growth Fund                  -54.07%           N/A               -3.88%
Putnam VT Research Fund                               -5.93%            N/A                5.78%
Putnam VT Small Cap Value Fund                        19.97%            N/A               13.73%
Putnam VT Technology Fund*                              N/A             N/A              -42.72%
Putnam VT Utilities Growth and Income Fund            13.18%            N/A                7.83%
Putnam VT Vista Fund                                  -8.00%            N/A               17.39%
Putnam VT Voyager Fund                                -20.20%           N/A                9.05%
Putnam VT Voyager Fund II*                              N/A             N/A              -29.01%

*The standardized total returns for the Putnam American Government Income, Putnam Capital Appreciation, Putnam Growth Opportunities, Putnam Technology and Putnam Voyager II Variable Sub-Accounts are not annualized.


(With the Earnings Protection Death Benefit Option (assuming age of oldest Contract Owner and Annuitant is between 66 and 75 on the Rider Application Date) and Enhanced Beneficiary Protection Option)

VARIABLE SUB-ACCOUNT
--------------------
                                                    1 YEAR (%)      5 YEAR (%)       SINCE INCEPTION (%)
                                                    ----------      ----------       -------------------
Putnam VT American Government Income Fund*              N/A             N/A                 8.24%
Putnam VT Asia Pacific Growth Fund                    -47.53%           N/A                -3.99%
Putnam VT Capital Appreciation Fund*                    N/A             N/A               -10.89%
Putnam VT Diversified Income Fund                     -4.31%            N/A                -3.15%
Putnam VT The George Putnam Fund of Boston             5.28%            N/A                -1.11%
Putnam VT Global Asset Allocation Fund                -8.90%            N/A                -1.21%
Putnam VT Global Growth Fund                          -33.25%           N/A                 3.56%
Putnam VT Growth and Income Fund                       3.62%            N/A                -2.85%
Putnam VT Growth Opportunities Fund*                    N/A             N/A               -28.28%
Putnam VT Health Sciences Fund                        34.02%            N/A                23.45%
Putnam VT High Yield Fund                             -12.47%           N/A                -7.74%
Putnam VT Income Fund                                  3.49%            N/A                 0.50%
Putnam VT International Growth Fund                   -13.50%           N/A                14.76%
Putnam VT International Growth and Income Fund        -2.84%            N/A                 4.18%
Putnam VT International New Opportunities Fund        -41.98%           N/A                 4.24%
Putnam VT Investors Fund                              -22.38%           N/A                -2.84%
Putnam VT Money Market Fund                            1.58%            N/A                 2.14%
Putnam VT New Opportunities Fund                      -29.78%           N/A                 6.80%
Putnam VT New Value Fund                              17.76%            N/A                 2.19%
Putnam VT OTC & Emerging Growth Fund                  -54.14%           N/A                -4.03%
Putnam VT Research Fund                               -6.08%            N/A                 5.61%
Putnam VT Small Cap Value Fund                        19.78%            N/A                13.56%
Putnam VT Technology Fund*                              N/A             N/A               -42.76%
Putnam VT Utilities Growth and Income Fund            13.00%            N/A                 7.67%
Putnam VT Vista Fund                                  -8.14%            N/A                17.21%
Putnam VT Voyager Fund                                -20.32%           N/A                 8.88%
Putnam VT Voyager Fund II*                              N/A             N/A               -29.04%

*The standardized total returns for the Putnam American Government Income, Putnam Capital Appreciation, Putnam Growth Opportunities, Putnam Technology and Putnam Voyager II Variable Sub-Accounts are not annualized.

(With Retirement Income Guarantee Rider 2)

VARIABLE SUB-ACCOUNT
--------------------
                                                    1 YEAR (%)      5 YEAR (%)       SINCE INCEPTION (%)
                                                    ----------      ----------       -------------------
Putnam VT American Government Income Fund*              N/A             N/A                 8.84%
Putnam VT Asia Pacific Growth Fund                    -47.57%           N/A                -3.83%
Putnam VT Capital Appreciation Fund*                    N/A             N/A               -11.00%
Putnam VT Diversified Income Fund                     -4.12%            N/A                -3.04%
Putnam VT The George Putnam Fund of Boston             5.51%            N/A                -1.01%
Putnam VT Global Asset Allocation Fund                -8.74%            N/A                -1.08%
Putnam VT Global Growth Fund                          -33.22%           N/A                 3.77%
Putnam VT Growth and Income Fund                       3.84%            N/A                -2.76%
Putnam VT Growth Opportunities Fund*                    N/A             N/A               -27.98%
Putnam VT Health Sciences Fund                        34.40%            N/A                23.72%
Putnam VT High Yield Fund                             -12.33%           N/A                -7.65%
Putnam VT Income Fund                                  3.71%            N/A                 0.62%
Putnam VT International Growth Fund                   -13.37%           N/A                15.01%
Putnam VT International Growth and Income Fund        -2.65%            N/A                 4.34%
Putnam VT International New Opportunities Fund        -41.99%           N/A                 4.46%
Putnam VT Investors Fund                              -22.29%           N/A                -2.71%
Putnam VT Money Market Fund                            1.79%            N/A                 2.28%
Putnam VT New Opportunities Fund                      -29.73%           N/A                 7.03%
Putnam VT New Value Fund                              18.05%            N/A                 2.29%
Putnam VT OTC & Emerging Growth Fund                  -54.22%           N/A                -3.86%
Putnam VT Research Fund                               -5.91%            N/A                 5.79%
Putnam VT Small Cap Value Fund                        20.08%            N/A                13.76%
Putnam VT Technology Fund*                              N/A             N/A               -42.83%
Putnam VT Utilities Growth and Income Fund            13.27%            N/A                 7.83%
Putnam VT Vista Fund                                  -7.98%            N/A                17.49%
Putnam VT Voyager Fund                                -20.22%           N/A                 9.11%
Putnam VT Voyager Fund II*                              N/A             N/A               -29.19%

*The standardized total returns for the Putnam American Government Income, Putnam Capital Appreciation, Putnam Growth Opportunities, Putnam Technology and Putnam Voyager II Variable Sub-Accounts are not annualized.

(With the Enhanced Beneficiary Protection Option and Retirement Income Guarantee Rider 2)

VARIABLE SUB-ACCOUNT
--------------------
                                                    1 YEAR (%)      5 YEAR (%)       SINCE INCEPTION (%)
                                                    ----------      ----------       -------------------
Putnam VT American Government Income Fund*              N/A             N/A                 8.84%
Putnam VT Asia Pacific Growth Fund                    -47.65%           N/A                -3.98%
Putnam VT Capital Appreciation Fund*                    N/A             N/A               -11.00%
Putnam VT Diversified Income Fund                     -4.27%            N/A                -3.19%
Putnam VT The George Putnam Fund of Boston             5.34%            N/A                -1.16%
Putnam VT Global Asset Allocation Fund                -8.88%            N/A                -1.24%
Putnam VT Global Growth Fund                          -33.32%           N/A                 3.61%
Putnam VT Growth and Income Fund                       3.68%            N/A                -2.91%
Putnam VT Growth Opportunities Fund*                    N/A             N/A               -27.98%
Putnam VT Health Sciences Fund                        34.19%            N/A                23.53%
Putnam VT High Yield Fund                             -12.46%           N/A                -7.80%
Putnam VT Income Fund                                  3.55%            N/A                 0.47%
Putnam VT International Growth Fund                   -13.50%           N/A                14.84%
Putnam VT International Growth and Income Fund        -2.80%            N/A                 4.18%
Putnam VT International New Opportunities Fund        -42.08%           N/A                 4.30%
Putnam VT Investors Fund                              -22.41%           N/A                -2.86%
Putnam VT Money Market Fund                            1.64%            N/A                 2.12%
Putnam VT New Opportunities Fund                      -29.84%           N/A                 6.87%
Putnam VT New Value Fund                              17.87%            N/A                 2.14%
Putnam VT OTC & Emerging Growth Fund                  -54.29%           N/A                -4.00%
Putnam VT Research Fund                               -6.05%            N/A                 5.63%
Putnam VT Small Cap Value Fund                        19.90%            N/A                13.59%
Putnam VT Technology Fund*                              N/A             N/A               -42.83%
Putnam VT Utilities Growth and Income Fund            13.10%            N/A                 7.66%

Putnam VT Vista Fund                                  -8.12%            N/A                 17.31%
Putnam VT Voyager Fund                                -20.35%           N/A                  8.94%
Putnam VT Voyager Fund II*                              N/A             N/A                -29.19%

*The standardized total returns for the Putnam American Government Income, Putnam Capital Appreciation, Putnam Growth Opportunities, Putnam Technology and Putnam Voyager II Variable Sub-Accounts are not annualized.


(With the Earnings Protection Death Benefit Option (assuming age of oldest Contract Owner and Annuitant is 65 or younger on the Rider Application Date) and Retirement Income Guarantee Rider 2)

VARIABLE SUB-ACCOUNT
--------------------
                                                    1 YEAR (%)      5 YEAR (%)       SINCE INCEPTION (%)
                                                    ----------      ----------       -------------------
Putnam VT American Government Income Fund*              N/A             N/A                 8.84%
Putnam VT Asia Pacific Growth Fund                    -47.68%           N/A                -4.03%
Putnam VT Capital Appreciation Fund*                    N/A             N/A               -11.00%
Putnam VT Diversified Income Fund                     -4.32%            N/A                -3.24%
Putnam VT The George Putnam Fund of Boston             5.29%            N/A                -1.21%
Putnam VT Global Asset Allocation Fund                -8.93%            N/A                -1.29%
Putnam VT Global Growth Fund                          -33.36%           N/A                 3.55%
Putnam VT Growth and Income Fund                       3.62%            N/A                -2.96%
Putnam VT Growth Opportunities Fund*                    N/A             N/A               -27.98%
Putnam VT Health Sciences Fund                        34.12%            N/A                23.46%
Putnam VT High Yield Fund                             -12.51%           N/A                -7.84%
Putnam VT Income Fund                                  3.49%            N/A                 0.41%
Putnam VT International Growth Fund                   -13.55%           N/A                14.78%
Putnam VT International Growth and Income Fund        -2.85%            N/A                 4.13%
Putnam VT International New Opportunities Fund        -42.11%           N/A                 4.25%
Putnam VT Investors Fund                              -22.45%           N/A                -2.91%
Putnam VT Money Market Fund                            1.58%            N/A                 2.07%
Putnam VT New Opportunities Fund                      -29.88%           N/A                 6.81%
Putnam VT New Value Fund                              17.81%            N/A                 2.08%
Putnam VT OTC & Emerging Growth Fund                  -54.31%           N/A                -4.05%
Putnam VT Research Fund                               -6.10%            N/A                 5.57%
Putnam VT Small Cap Value Fund                        19.84%            N/A                13.53%
Putnam VT Technology Fund*                              N/A             N/A               -42.83%
Putnam VT Utilities Growth and Income Fund            13.04%            N/A                 7.61%
Putnam VT Vista Fund                                  -8.17%            N/A                17.25%
Putnam VT Voyager Fund                                -20.39%           N/A                 8.88%
Putnam VT Voyager Fund II*                              N/A             N/A               -29.19%


*The standardized total returns for the Putnam American Government Income, Putnam Capital Appreciation, Putnam Growth Opportunities, Putnam Technology and Putnam Voyager II Variable Sub-Accounts are not annualized.


(With the Earnings Protection Death Benefit Option (assuming age of oldest Contract Owner and Annuitant is between 66 and 75 on the Rider Application Date) and Retirement Income Guarantee Rider 2)

VARIABLE SUB-ACCOUNT
--------------------
                                                    1 YEAR (%)      5 YEAR (%)       SINCE INCEPTION (%)
                                                    ----------      ----------       -------------------
Putnam VT American Government Income Fund*              N/A             N/A                 8.84%
Putnam VT Asia Pacific Growth Fund                    -47.76%           N/A                -4.18%
Putnam VT Capital Appreciation Fund*                    N/A             N/A               -11.00%
Putnam VT Diversified Income Fund                     -4.47%            N/A                -3.39%
Putnam VT The George Putnam Fund of Boston             5.13%            N/A                -1.37%
Putnam VT Global Asset Allocation Fund                -9.07%            N/A                -1.44%
Putnam VT Global Growth Fund                          -33.46%           N/A                 3.39%
Putnam VT Growth and Income Fund                       3.46%            N/A                -3.11%
Putnam VT Growth Opportunities Fund*                    N/A             N/A               -27.98%
Putnam VT Health Sciences Fund                        33.91%            N/A                23.27%
Putnam VT High Yield Fund                             -12.64%           N/A                -7.99%
Putnam VT Income Fund                                  3.33%            N/A                 0.26%

Putnam VT International Growth Fund                   -13.68%           N/A                14.60%
Putnam VT International Growth and Income Fund        -3.00%            N/A                 3.97%
Putnam VT International New Opportunities Fund        -42.20%           N/A                 4.08%
Putnam VT Investors Fund                              -22.57%           N/A                -3.06%
Putnam VT Money Market Fund                            1.43%            N/A                 1.91%
Putnam VT New Opportunities Fund                      -29.99%           N/A                 6.65%
Putnam VT New Value Fund                              17.63%            N/A                 1.93%
Putnam VT OTC & Emerging Growth Fund                  -54.39%           N/A                -4.20%
Putnam VT Research Fund                               -6.25%            N/A                 5.41%
Putnam VT Small Cap Value Fund                        19.65%            N/A                13.35%
Putnam VT Technology Fund*                              N/A             N/A               -42.83%
Putnam VT Utilities Growth and Income Fund            12.86%            N/A                 7.44%
Putnam VT Vista Fund                                  -8.31%            N/A                17.07%
Putnam VT Voyager Fund                                -20.51%           N/A                 8.72%
Putnam VT Voyager Fund II*                              N/A             N/A               -29.19%

*The standardized total returns for the Putnam American Government Income, Putnam Capital Appreciation, Putnam Growth Opportunities, Putnam Technology and Putnam Voyager II Variable Sub-Accounts are not annualized.


(With the Earnings Protection Death Benefit Option (assuming age of oldest Contract Owner and Annuitant is 65 or younger on the Rider Application Date), Enhanced Beneficiary Protection Option and Retirement Income Guarantee Rider 2)

VARIABLE SUB-ACCOUNT
--------------------
                                                    1 YEAR (%)      5 YEAR (%)       SINCE INCEPTION (%)
                                                    ----------      ----------       -------------------
Putnam VT American Government Income Fund*              N/A             N/A                 8.84%
Putnam VT Asia Pacific Growth Fund                    -47.76%           N/A                -4.18%
Putnam VT Capital Appreciation Fund*                    N/A             N/A               -11.00%
Putnam VT Diversified Income Fund                     -4.47%            N/A                -3.39%
Putnam VT The George Putnam Fund of Boston             5.13%            N/A                -1.37%
Putnam VT Global Asset Allocation Fund                -9.07%            N/A                -1.44%
Putnam VT Global Growth Fund                          -33.46%           N/A                 3.39%
Putnam VT Growth and Income Fund                       3.46%            N/A                -3.11%
Putnam VT Growth Opportunities Fund*                    N/A             N/A               -27.98%
Putnam VT Health Sciences Fund                        33.91%            N/A                23.27%
Putnam VT High Yield Fund                             -12.64%           N/A                -7.99%
Putnam VT Income Fund                                  3.33%            N/A                 0.26%
Putnam VT International Growth Fund                   -13.68%           N/A                14.60%
Putnam VT International Growth and Income Fund        -3.00%            N/A                 3.97%
Putnam VT International New Opportunities Fund        -42.20%           N/A                 4.08%
Putnam VT Investors Fund                              -22.57%           N/A                -3.06%
Putnam VT Money Market Fund                            1.43%            N/A                 1.91%
Putnam VT New Opportunities Fund                      -29.99%           N/A                 6.65%
Putnam VT New Value Fund                              17.63%            N/A                 1.93%
Putnam VT OTC & Emerging Growth Fund                  -54.39%           N/A                -4.20%
Putnam VT Research Fund                               -6.25%            N/A                 5.41%
Putnam VT Small Cap Value Fund                        19.65%            N/A                13.35%
Putnam VT Technology Fund*                              N/A             N/A               -42.83%
Putnam VT Utilities Growth and Income Fund            12.86%            N/A                 7.44%
Putnam VT Vista Fund                                  -8.31%            N/A                17.07%
Putnam VT Voyager Fund                                -20.51%           N/A                 8.72%
Putnam VT Voyager Fund II*                              N/A             N/A               -29.19%


*The standardized total returns for the Putnam American Government Income, Putnam Capital Appreciation, Putnam Growth Opportunities, Putnam Technology and Putnam Voyager II Variable Sub-Accounts are not annualized.


(With the Earnings Protection Death Benefit Option (assuming age of oldest Contract Owner and Annuitant is between 66 and 75 on the Rider Application
Date), Enhanced Beneficiary Protection Option and Retirement Income Guarantee Rider 2)

VARIABLE SUB-ACCOUNT
--------------------
                                                    1 YEAR (%)      5 YEAR (%)       SINCE INCEPTION (%)
                                                    ----------      ----------       -------------------

Putnam VT American Government Income Fund*              N/A             N/A                 8.84%
Putnam VT Asia Pacific Growth Fund                    -47.85%           N/A                -4.33%
Putnam VT Capital Appreciation Fund*                    N/A             N/A               -11.00%
Putnam VT Diversified Income Fund                     -4.62%            N/A                -3.54%
Putnam VT The George Putnam Fund of Boston             4.96%            N/A                -1.52%
Putnam VT Global Asset Allocation Fund                -9.21%            N/A                -1.59%
Putnam VT Global Growth Fund                          -33.57%           N/A                 3.23%
Putnam VT Growth and Income Fund                       3.30%            N/A                -3.26%
Putnam VT Growth Opportunities Fund*                    N/A             N/A               -27.98%
Putnam VT Health Sciences Fund                        33.71%            N/A                23.08%
Putnam VT High Yield Fund                             -12.78%           N/A                -8.13%
Putnam VT Income Fund                                  3.17%            N/A                 0.10%
Putnam VT International Growth Fund                   -13.82%           N/A                14.43%
Putnam VT International Growth and Income Fund        -3.15%            N/A                 3.81%
Putnam VT International New Opportunities Fund        -42.30%           N/A                 3.92%
Putnam VT Investors Fund                              -22.69%           N/A                -3.21%
Putnam VT Money Market Fund                            1.27%            N/A                 1.75%
Putnam VT New Opportunities Fund                      -30.10%           N/A                 6.48%
Putnam VT New Value Fund                              17.44%            N/A                 1.77%
Putnam VT OTC & Emerging Growth Fund                  -54.46%           N/A                -4.35%
Putnam VT Research Fund                               -6.39%            N/A                 5.25%
Putnam VT Small Cap Value Fund                        19.47%            N/A                13.18%
Putnam VT Technology Fund*                              N/A             N/A               -42.83%
Putnam VT Utilities Growth and Income Fund            12.69%            N/A                 7.28%
Putnam VT Vista Fund                                  -8.45%            N/A                16.89%
Putnam VT Voyager Fund                                -20.64%           N/A                 8.55%
Putnam VT Voyager Fund II*                              N/A             N/A               -29.19%

*The standardized total returns for the Putnam American Government Income, Putnam Capital Appreciation, Putnam Growth Opportunities, Putnam Technology and Putnam Voyager II Variable Sub-Accounts are not annualized.




Non-Standardized Total Returns


Set out below are the non-standardized total returns for each Variable Sub-Account since its inception through December 31, 2000. All of the Variable Sub-Accounts commenced operations on April 30, 1999 except for the Putnam American Government Income and Putnam Growth Opportunities Variable Sub-Accounts, which commenced operations on February 4, 2000, the Putnam Technology Variable Sub-Account, which commenced operations on July 17, 2000, and the Putnam Capital Appreciation and Putnam Voyager II Variable Sub-Accounts, which commenced operations on October 2, 2000. The non-standardized total returns shown below do not reflect the withdrawal charge that may be imposed under the Putnam Allstate Advisor Preferred Contract. No non-standardized performance is shown for Contracts with Retirement Income Guarantee Rider 2.



(Without the Earnings Protection Death Benefit Option, Enhanced Beneficiary Protection Option or Retirement Income Guarantee Rider)

VARIABLE SUB-ACCOUNT
--------------------
                                                    1 YEAR (%)      5 YEAR (%)       SINCE INCEPTION (%)
                                                    ----------      ----------       -------------------
Putnam VT American Government Income Fund*              N/A             N/A                10.75%
Putnam VT Asia Pacific Growth Fund                    -45.25%           N/A                -2.89%
Putnam VT Capital Appreciation Fund*                    N/A             N/A                -8.78%
Putnam VT Diversified Income Fund                     -1.81%            N/A                -2.04%
Putnam VT The George Putnam Fund of Boston             7.82%            N/A                -0.01%
Putnam VT Global Asset Allocation Fund                -6.43%            N/A                -0.10%
Putnam VT Global Growth Fund                          -30.90%           N/A                 4.67%
Putnam VT Growth and Income Fund                       6.15%            N/A                -1.75%
Putnam VT Growth Opportunities Fund*                    N/A             N/A               -25.93%
Putnam VT Health Sciences Fund                        36.71%            N/A                24.58%
Putnam VT High Yield Fund                             -10.01%           N/A                -6.63%
Putnam VT Income Fund                                  6.02%            N/A                 1.61%
Putnam VT International Growth Fund                   -11.05%           N/A                15.88%

Putnam VT International Growth and Income Fund        -0.34%            N/A                 5.29%
Putnam VT International New Opportunities Fund        -39.67%           N/A                 5.35%
Putnam VT Investors Fund                              -19.97%           N/A                -1.74%
Putnam VT Money Market Fund                            4.11%            N/A                 3.25%
Putnam VT New Opportunities Fund                      -27.42%           N/A                 7.91%
Putnam VT New Value Fund                              20.37%            N/A                 3.29%
Putnam VT OTC & Emerging Growth Fund                  -51.90%           N/A                -2.92%
Putnam VT Research Fund                               -3.59%            N/A                 6.72%
Putnam VT Small Cap Value Fund                        22.40%            N/A                14.67%
Putnam VT Technology Fund*                              N/A             N/A               -40.62%
Putnam VT Utilities Growth and Income Fund            15.58%            N/A                 8.78%
Putnam VT Vista Fund                                  -5.66%            N/A                18.33%
Putnam VT Voyager Fund                                -17.91%           N/A                 9.99%
Putnam VT Voyager Fund II*                              N/A             N/A               -26.95%

*The non-standardized total returns for the Putnam American Government Income, Putnam Capital Appreciation, Putnam Growth Opportunities, Putnam Technology and Putnam Voyager II Variable Sub-Accounts are not annualized.

(With the Enhanced Beneficiary Protection Option)

VARIABLE SUB-ACCOUNT
--------------------
                                                    1 YEAR (%)      5 YEAR (%)       SINCE INCEPTION (%)
                                                    ----------      ----------       -------------------
Putnam VT American Government Income Fund*              N/A             N/A                10.59%
Putnam VT Asia Pacific Growth Fund                    -45.34%           N/A                -3.03%
Putnam VT Capital Appreciation Fund*                    N/A             N/A                -8.81%
Putnam VT Diversified Income Fund                     -1.96%            N/A                -2.19%
Putnam VT The George Putnam Fund of Boston             7.66%            N/A                -0.16%
Putnam VT Global Asset Allocation Fund                -6.57%            N/A                -0.25%
Putnam VT Global Growth Fund                          -31.01%           N/A                 4.51%
Putnam VT Growth and Income Fund                       5.99%            N/A                -1.89%
Putnam VT Growth Opportunities Fund*                    N/A             N/A               -26.04%
Putnam VT Health Sciences Fund                        36.50%            N/A                24.39%
Putnam VT High Yield Fund                             -10.15%           N/A                -6.77%
Putnam VT Income Fund                                  5.86%            N/A                 1.45%
Putnam VT International Growth Fund                   -11.19%           N/A                15.71%
Putnam VT International Growth and Income Fund        -0.49%            N/A                 5.13%
Putnam VT International New Opportunities Fund        -39.77%           N/A                 5.19%
Putnam VT Investors Fund                              -20.10%           N/A                -1.89%
Putnam VT Money Market Fund                            3.95%            N/A                 3.09%
Putnam VT New Opportunities Fund                      -27.53%           N/A                 7.75%
Putnam VT New Value Fund                              20.18%            N/A                 3.14%
Putnam VT OTC & Emerging Growth Fund                  -51.97%           N/A                -3.07%
Putnam VT Research Fund                               -3.74%            N/A                 6.56%
Putnam VT Small Cap Value Fund                        22.21%            N/A                14.50%
Putnam VT Technology Fund*                              N/A             N/A               -40.66%
Putnam VT Utilities Growth and Income Fund            15.41%            N/A                 8.61%
Putnam VT Vista Fund                                  -5.80%            N/A                18.15%
Putnam VT Voyager Fund                                -18.03%           N/A                 9.83%
Putnam VT Voyager Fund II*                              N/A             N/A               -26.98%

*The non-standardized total returns for the Putnam American Government Income, Putnam Capital Appreciation, Putnam Growth Opportunities, Putnam Technology and Putnam Voyager II Variable Sub-Accounts are not annualized.


(With the Earnings Protection Death Benefit Option, assuming age of oldest Contract Owner and Annuitant is 65 or younger on the Rider Application Date)

VARIABLE SUB-ACCOUNT
--------------------
                                                    1 YEAR (%)      5 YEAR (%)       SINCE INCEPTION (%)
                                                    ----------      ----------       -------------------
Putnam VT American Government Income Fund*              N/A             N/A                10.54%
Putnam VT Asia Pacific Growth Fund                    -45.36%           N/A                -3.08%
Putnam VT Capital Appreciation Fund*                    N/A             N/A                -8.82%
Putnam VT Diversified Income Fund                     -2.01%            N/A                -2.24%

Putnam VT The George Putnam Fund of Boston             7.60%            N/A                -0.21%
Putnam VT Global Asset Allocation Fund                -6.61%            N/A                -0.30%
Putnam VT Global Growth Fund                          -31.04%           N/A                 4.46%
Putnam VT Growth and Income Fund                       5.94%            N/A                -1.94%
Putnam VT Growth Opportunities Fund*                    N/A             N/A               -26.07%
Putnam VT Health Sciences Fund                        36.43%            N/A                24.33%
Putnam VT High Yield Fund                             -10.19%           N/A                -6.82%
Putnam VT Income Fund                                  5.81%            N/A                 1.40%
Putnam VT International Growth Fund                   -11.23%           N/A                15.65%
Putnam VT International Growth and Income Fund        -0.54%            N/A                 5.08%
Putnam VT International New Opportunities Fund        -39.80%           N/A                 5.13%
Putnam VT Investors Fund                              -20.14%           N/A                -1.94%
Putnam VT Money Market Fund                            3.90%            N/A                 3.04%
Putnam VT New Opportunities Fund                      -27.56%           N/A                 7.69%
Putnam VT New Value Fund                              20.12%            N/A                 3.09%
Putnam VT OTC & Emerging Growth Fund                  -52.00%           N/A                -3.12%
Putnam VT Research Fund                               -3.79%            N/A                 6.51%
Putnam VT Small Cap Value Fund                        22.15%            N/A                14.44%
Putnam VT Technology Fund*                              N/A             N/A               -40.68%
Putnam VT Utilities Growth and Income Fund            15.35%            N/A                 8.56%
Putnam VT Vista Fund                                  -5.85%            N/A                18.09%
Putnam VT Voyager Fund                                -18.07%           N/A                 9.77%
Putnam VT Voyager Fund II*                              N/A             N/A               -26.98%

*The non-standardized total returns for the Putnam American Government Income, Putnam Capital Appreciation, Putnam Growth Opportunities, Putnam Technology and Putnam Voyager II Variable Sub-Accounts are not annualized.

(With the Earnings Protection Death Benefit Option, assuming age of oldest Contract Owner and Annuitant is between 66 and 75 on the Rider Application Date)

VARIABLE SUB-ACCOUNT
--------------------
                                                    1 YEAR (%)      5 YEAR (%)       SINCE INCEPTION (%)
                                                    ----------      ----------       -------------------
Putnam VT American Government Income Fund*              N/A             N/A                10.39%
Putnam VT Asia Pacific Growth Fund                    -45.45%           N/A                -3.23%
Putnam VT Capital Appreciation Fund*                    N/A             N/A                -8.85%
Putnam VT Diversified Income Fund                     -2.16%            N/A                -2.39%
Putnam VT The George Putnam Fund of Boston             7.44%            N/A                -0.36%
Putnam VT Global Asset Allocation Fund                -6.76%            N/A                -0.46%
Putnam VT Global Growth Fund                          -31.15%           N/A                 4.30%
Putnam VT Growth and Income Fund                       5.78%            N/A                -2.09%
Putnam VT Growth Opportunities Fund*                    N/A             N/A               -26.17%
Putnam VT Health Sciences Fund                        36.23%            N/A                24.14%
Putnam VT High Yield Fund                             -10.33%           N/A                -6.96%
Putnam VT Income Fund                                  5.65%            N/A                 1.25%
Putnam VT International Growth Fund                   -11.37%           N/A                15.47%
Putnam VT International Growth and Income Fund        -0.69%            N/A                 4.92%
Putnam VT International New Opportunities Fund        -39.89%           N/A                 4.97%
Putnam VT Investors Fund                              -20.26%           N/A                -2.09%
Putnam VT Money Market Fund                            3.74%            N/A                 2.88%
Putnam VT New Opportunities Fund                      -27.67%           N/A                 7.53%
Putnam VT New Value Fund                              19.94%            N/A                 2.93%
Putnam VT OTC & Emerging Growth Fund                  -52.07%           N/A                -3.27%
Putnam VT Research Fund                               -3.93%            N/A                 6.35%
Putnam VT Small Cap Value Fund                        21.97%            N/A                14.27%
Putnam VT Technology Fund*                              N/A             N/A               -40.72%
Putnam VT Utilities Growth and Income Fund            15.18%            N/A                 8.39%
Putnam VT Vista Fund                                  -6.00%            N/A                17.91%
Putnam VT Voyager Fund                                -18.20%           N/A                 9.60%
Putnam VT Voyager Fund II*                              N/A             N/A               -27.01%

*The non-standardized total returns for the Putnam American Government Income, Putnam Capital Appreciation, Putnam Growth Opportunities, Putnam Technology and Putnam Voyager II Variable Sub-Accounts are not annualized.

(With the Earnings Protection Death Benefit Option (assuming age of oldest Contract Owner and Annuitant is 65 or younger on the Rider Application Date) and Enhanced Beneficiary Protection Option)

VARIABLE SUB-ACCOUNT
--------------------
                                                    1 YEAR (%)      5 YEAR (%)       SINCE INCEPTION (%)
                                                    ----------      ----------       -------------------
Putnam VT American Government Income Fund*              N/A             N/A                10.39%
Putnam VT Asia Pacific Growth Fund                    -45.45%           N/A                -3.23%
Putnam VT Capital Appreciation Fund*                    N/A             N/A                -8.85%
Putnam VT Diversified Income Fund                     -2.16%            N/A                -2.39%
Putnam VT The George Putnam Fund of Boston             7.44%            N/A                -0.36%
Putnam VT Global Asset Allocation Fund                -6.76%            N/A                -0.46%
Putnam VT Global Growth Fund                          -31.15%           N/A                 4.30%
Putnam VT Growth and Income Fund                       5.78%            N/A                -2.09%
Putnam VT Growth Opportunities Fund*                    N/A             N/A               -26.17%
Putnam VT Health Sciences Fund                        36.23%            N/A                24.14%
Putnam VT High Yield Fund                             -10.33%           N/A                -6.96%
Putnam VT Income Fund                                  5.65%            N/A                 1.25%
Putnam VT International Growth Fund                   -11.37%           N/A                15.47%
Putnam VT International Growth and Income Fund        -0.69%            N/A                 4.92%
Putnam VT International New Opportunities Fund        -39.89%           N/A                 4.97%
Putnam VT Investors Fund                              -20.26%           N/A                -2.09%
Putnam VT Money Market Fund                            3.74%            N/A                 2.88%
Putnam VT New Opportunities Fund                      -27.67%           N/A                 7.53%
Putnam VT New Value Fund                              19.94%            N/A                 2.93%
Putnam VT OTC & Emerging Growth Fund                  -52.07%           N/A                -3.27%
Putnam VT Research Fund                               -3.93%            N/A                 6.35%
Putnam VT Small Cap Value Fund                        21.97%            N/A                14.27%
Putnam VT Technology Fund*                              N/A             N/A               -40.72%
Putnam VT Utilities Growth and Income Fund            15.18%            N/A                 8.39%
Putnam VT Vista Fund                                  -6.00%            N/A                17.91%
Putnam VT Voyager Fund                                -18.20%           N/A                 9.60%
Putnam VT Voyager Fund II*                              N/A             N/A               -27.01%

*The non-standardized total returns for the Putnam American Government Income, Putnam Capital Appreciation, Putnam Growth Opportunities, Putnam Technology and Putnam Voyager II Variable Sub-Accounts are not annualized.


(With the Earnings Protection Death Benefit Option (assuming age of oldest Contract Owner and Annuitant is between 66 and 75 on the Rider Application Date) and Enhanced Beneficiary Protection Option)

VARIABLE SUB-ACCOUNT
--------------------
                                                    1 YEAR (%)      5 YEAR (%)       SINCE INCEPTION (%)
                                                    ----------      ----------       -------------------
Putnam VT American Government Income Fund*              N/A             N/A                10.24%
Putnam VT Asia Pacific Growth Fund                    -45.53%           N/A                -3.37%
Putnam VT Capital Appreciation Fund*                    N/A             N/A                -8.89%
Putnam VT Diversified Income Fund                     -2.31%            N/A                -2.54%
Putnam VT The George Putnam Fund of Boston             7.28%            N/A                -0.51%
Putnam VT Global Asset Allocation Fund                -6.90%            N/A                -0.61%
Putnam VT Global Growth Fund                          -31.25%           N/A                 4.14%
Putnam VT Growth and Income Fund                       5.62%            N/A                -2.24%
Putnam VT Growth Opportunities Fund*                    N/A             N/A               -26.28%
Putnam VT Health Sciences Fund                        36.02%            N/A                23.95%
Putnam VT High Yield Fund                             -10.47%           N/A                -7.10%
Putnam VT Income Fund                                  5.49%            N/A                 1.09%
Putnam VT International Growth Fund                   -11.50%           N/A                15.30%
Putnam VT International Growth and Income Fund        -0.84%            N/A                 4.76%
Putnam VT International New Opportunities Fund        -39.98%           N/A                 4.82%
Putnam VT Investors Fund                              -20.38%           N/A                -2.23%
Putnam VT Money Market Fund                            3.58%            N/A                 2.73%
Putnam VT New Opportunities Fund                      -27.78%           N/A                 7.37%
Putnam VT New Value Fund                              19.76%            N/A                 2.77%
Putnam VT OTC & Emerging Growth Fund                  -52.14%           N/A                -3.41%
Putnam VT Research Fund                               -4.08%            N/A                 6.18%
Putnam VT Small Cap Value Fund                        21.78%            N/A                14.10%
Putnam VT Technology Fund*                              N/A             N/A               -40.76%
Putnam VT Utilities Growth and Income Fund            15.00%            N/A                 8.23%
Putnam VT Vista Fund                                  -6.14%            N/A                17.73%
Putnam VT Voyager Fund                                -18.32%           N/A                 9.44%
Putnam VT Voyager Fund II*                              N/A             N/A               -27.04%


*The non-standardized total returns for the Putnam American Government Income, Putnam Capital Appreciation, Putnam Growth Opportunities, Putnam Technology and Putnam Voyager II Variable Sub-Accounts are not annualized.






Adjusted Historical Total Returns


Set out below are the adjusted historical total returns for each Variable Sub-Account since the Fund's inception through December 31, 2000. Adjusted historical total returns are computed in the same manner as standardized total returns, except that the performance figures shown are based on the Funds' historical performance since the inception of the Funds rather than the inception of the Variable Sub-Accounts.




(Without the Earnings Protection Death Benefit Option, the Enhanced Beneficiary Protection Option or a RetirementIncome Guarantee Rider)

                                                                                             10 YEAR OR SINCE
VARIABLE SUB-ACCOUNT                                INCEPTION DATE  1 YEAR (%)   5 YEAR (%)   INCEPTION (%)*
--------------------                                --------------  ----------   ----------  ----------------
Putnam VT American Government Income Fund**              1/31/00         N/A          N/A            9.08%
Putnam VT Asia Pacific Growth Fund                       5/1/95        -47.25%      -1.43%           -1.08%
Putnam VT Capital Appreciation Fund**                    9/28/00         N/A          N/A           -35.84%
Putnam VT Diversified Income Fund                        9/15/93        -3.81%       1.39%           2.53%
Putnam VT The George Putnam Fund of Boston               4/30/98        5.82%         N/A            3.02%
Putnam VT Global Asset Allocation Fund                   2/1/88         -8.43%       8.90%           9.72%
Putnam VT Global Growth Fund                             5/1/90        -32.90%      13.00%           11.33%
Putnam VT Growth and Income Fund                         2/1/88         4.15%       11.88%           12.61%
Putnam VT Growth Opportunities Fund**                    1/31/00         N/A          N/A           -27.21%
Putnam VT Health Sciences Fund                           4/30/98        34.71%        N/A            13.31%
Putnam VT High Yield Fund                                2/1/88        -12.01%       1.51%           9.05%

Putnam VT Income Fund                                    2/1/88         4.02%        3.10%           5.69%
Putnam VT International Growth Fund                      1/2/97        -13.05%        N/A            16.82%
Putnam VT International Growth and Income Fund           1/2/97         -2.34%        N/A            11.84%
Putnam VT International New Opportunities Fund           1/2/97        -41.67%        N/A            7.61%
Putnam VT Investors Fund                                 4/30/98       -21.97%        N/A            6.36%
Putnam VT Money Market Fund                              2/1/88         2.11%        3.26%           2.84%
Putnam VT New Opportunities Fund                         5/2/94        -29.42%      14.08%           17.55%
Putnam VT New Value Fund                                 1/2/97         18.37%        N/A            9.38%
Putnam VT OTC & Emerging Growth Fund                     4/30/98       -53.90%        N/A            2.50%
Putnam VT Research Fund                                  9/29/98        -5.59%        N/A            17.43%
Putnam VT Small Cap Value Fund                           4/30/99        20.40%        N/A            14.14%
Putnam VT Technology Fund**                              6/14/00         N/A          N/A           -54.22%
Putnam VT Utilities Growth and Income Fund Fund          5/1/92         13.58%      12.58%           11.18%
Putnam VT Vista Fund                                     1/2/97         -7.66%        N/A            19.15%
Putnam VT Voyager Fund                                   2/1/88        -19.91%      16.52%           18.23%
Putnam VT Voyager Fund II**                              9/28/00         N/A          N/A           -73.52%

* Each of the above Funds (Class IB shares) corresponding to the Variable Sub-Accounts commenced operations on April 30, 1998, except for the Putnam VT Diversified Income, Growth and Income, and International Growth Funds, which commenced operations on April 6, 1998, the Putnam VT Research Fund, which commenced operations September 30, 1998, the Putnam VT Small Cap Value Fund, which commenced operations April 30, 1999, the Putnam VT American Government Fund and Putnam VT Growth Opportunities Fund, which commenced operations on January 31, 2000, the Putnam VT Technology Fund, which commenced operations on June 14, 2000, and the Putnam VT Capital Appreciation and Putnam VT Voyager II Funds, which commenced operations on September 1, 2000. For periods prior to the inception dates of the Funds (Class IB shares), the performance shown is based on the historical performance of the Funds (Class IA shares), adjusted to reflect the current expenses of the Funds (Class IB shares). The inception dates for the Funds (Class IA shares) are shown in the table above.

** The adjusted historical total returns for the Putnam American Government Income, Putnam Capital Appreciation, Putnam Growth Opportunities, Putnam Technology and Putnam Voyager II Variable Sub-Accounts are not annualized.

(With the Enhanced Beneficiary Protection Option)*


                                                                                                 10 YEAR OR SINCE
VARIABLE SUB-ACCOUNT                                INCEPTION DATE  1 YEAR(%)    5 YEAR (%)       INCEPTION (%)**
--------------------                                --------------  ----------   ----------     -----------------
Putnam VT American Government Income Fund***            1/31/00         N/A          N/A             8.91%
Putnam VT Asia Pacific Growth Fund                      5/1/95        -47.34%      -1.58%            -1.23%
Putnam VT Capital Appreciation Fund***                  9/28/00         N/A          N/A            -35.94%
Putnam VT Diversified Income Fund                       9/15/93        -3.96%       1.23%            2.37%
Putnam VT The George Putnam Fund of Boston              4/30/98        5.66%         N/A             2.87%
Putnam VT Global Asset Allocation Fund                  2/1/88         -8.57%       8.74%            9.55%
Putnam VT Global Growth Fund                            5/1/90        -33.01%      12.83%            11.16%
Putnam VT Growth and Income Fund                        2/1/88         3.99%       11.71%            12.44%
Putnam VT Growth Opportunities Fund***                  1/31/00         N/A          N/A            -27.32%
Putnam VT Health Sciences Fund                          4/30/98        34.50%        N/A             13.14%
Putnam VT High Yield Fund                               2/1/88        -12.15%       1.36%            8.88%
Putnam VT Income Fund                                   2/1/88         3.86%        2.94%            5.52%
Putnam VT International Growth Fund                     1/2/97        -13.19%        N/A             16.64%
Putnam VT International Growth and Income Fund          1/2/97         -2.49%        N/A             11.67%
Putnam VT International New Opportunities Fund          1/2/97        -41.77%        N/A             7.44%
Putnam VT Investors Fund                                4/30/98       -22.10%        N/A             6.20%
Putnam VT Money Market Fund                             2/1/88         1.95%        3.10%            2.69%
Putnam VT New Opportunities Fund                        5/2/94        -29.53%      13.90%            17.37%
Putnam VT New Value Fund                                1/2/97         18.18%        N/A             9.21%
Putnam VT OTC & Emerging Growth Fund                    4/30/98       -53.97%        N/A             2.34%
Putnam VT Research Fund                                 9/29/98        -5.74%        N/A             17.26%
Putnam VT Small Cap Value Fund                          4/30/99        20.21%        N/A             13.97%
Putnam VT Technology Fund***                            6/14/00         N/A          N/A            -54.29%
Putnam VT Utilities Growth and Income Fund              5/1/92         13.41%      12.41%            11.01%

Putnam VT Vista Fund                                    1/2/97         -7.80%        N/A             18.97%
Putnam VT Voyager Fund                                  2/1/88        -20.03%        16.34%          18.05%
Putnam VT Voyager Fund II***                            9/28/00         N/A          N/A             -73.56%

* Performance figures have been adjusted to reflect the current charge for the Enhanced Beneficiary Protection Option as if that feature had been available throughout the periods shown.

** The inception dates for the Funds appear in the first footnote to the preceding table. For periods prior to the inception dates of the Funds (Class IB shares), the performance shown is based on the historical performance of the Funds (Class IA shares), adjusted to reflect the current expenses of the Funds (Class IB shares). The inception dates for the Funds (Class IA shares) are shown in the table above.

*** The adjusted historical total returns for the Putnam American Government Income, Putnam Capital Appreciation, Putnam Growth Opportunities, Putnam Technology and Putnam Voyager II Variable Sub-Accounts are not annualized.


(With the Earnings Protection Death Benefit Option, assuming age of oldest Contract Owner and Annuitant is 65 or younger on the Rider Application Date)*

                                                                                             10 YEAR OR SINCE
VARIABLE SUB-ACCOUNT                                INCEPTION DATE  1 YEAR (%)   5 YEAR (%)   INCEPTION (%)**
--------------------                                --------------  ----------   ----------  ----------------
Putnam VT American Government Income Fund***            1/31/00         N/A          N/A          8.86%
Putnam VT Asia Pacific Growth Fund                      5/1/95        -47.36%      -1.63%         -1.28%
Putnam VT Capital Appreciation Fund***                  9/28/00         N/A          N/A         -35.97%
Putnam VT Diversified Income Fund                       9/15/93        -4.01%       1.18%         2.32%
Putnam VT The George Putnam Fund of Boston              4/30/98        5.60%         N/A          2.81%
Putnam VT Global Asset Allocation Fund                  2/1/88         -8.61%       8.68%         9.49%
Putnam VT Global Growth Fund                            5/1/90        -33.04%      12.77%         11.10%
Putnam VT Growth and Income Fund                        2/1/88         3.94%       11.66%         12.38%
Putnam VT Growth Opportunities Fund***                  1/31/00         N/A          N/A         -27.36%
Putnam VT Health Sciences Fund                          4/30/98        34.43%        N/A          13.09%
Putnam VT High Yield Fund                               2/1/88        -12.19%       1.31%         8.83%
Putnam VT Income Fund                                   2/1/88         3.81%        2.89%         5.47%
Putnam VT International Growth Fund                     1/2/97        -13.23%        N/A          16.58%
Putnam VT International Growth and Income Fund          1/2/97         -2.54%        N/A          11.62%
Putnam VT International New Opportunities Fund          1/2/97        -41.80%        N/A          7.39%
Putnam VT Investors Fund                                4/30/98       -22.14%        N/A          6.14%
Putnam VT Money Market Fund                             2/1/88         1.90%        3.05%         2.63%
Putnam VT New Opportunities Fund                        5/2/94        -29.56%      13.85%         17.31%
Putnam VT New Value Fund                                1/2/97         18.12%        N/A          9.16%
Putnam VT OTC & Emerging Growth Fund                    4/30/98       -54.00%        N/A          2.29%
Putnam VT Research Fund                                 9/29/98        -5.79%        N/A          17.20%
Putnam VT Small Cap Value Fund                          4/30/99        20.15%        N/A          13.91%
Putnam VT Technology Fund***                            6/14/00         N/A          N/A         -54.32%
Putnam VT Utilities Growth and Income Fund              5/1/92         13.35%      12.35%         10.95%
Putnam VT Vista Fund                                    1/2/97         -7.85%        N/A          18.91%
Putnam VT Voyager Fund                                  2/1/88        -20.07%      16.28%         17.99%
Putnam VT Voyager Fund II***                            9/28/00         N/A          N/A         -73.57%


*Performance figures have been adjusted to reflect the current charge for the Earnings Protection Death Benefit Option as if that feature had been available throughout the periods shown.

** The inception dates for the Funds appear in the first footnote to the preceding table. For periods prior to the inception dates of the Funds (Class IB shares), the performance shown is based on the historical performance of the Funds (Class IA shares), adjusted to reflect the current expenses of the Funds (Class IB shares). The inception dates for the Funds (Class IA shares) are shown in the table above.

*** The adjusted historical total returns for the Putnam American Government Income, Putnam Capital Appreciation, Putnam Growth Opportunities, Putnam Technology and Putnam Voyager II Variable Sub-Accounts are not annualized.


(With the Earnings Protection Death Benefit Option, assuming age of oldest Contract Owner and Annuitant is between 66 and 75 on the Rider Application
Date)*

                                                                                             10 YEAR OR SINCE
VARIABLE SUB-ACCOUNT                                INCEPTION DATE  1 YEAR (%)   5 YEAR (%)   INCEPTION (%)**
--------------------                                --------------  ----------   ----------  ----------------
Putnam VT American Government Income Fund***            1/31/00         N/A          N/A            8.69%
Putnam VT Asia Pacific Growth Fund                      5/1/95        -47.45%      -1.78%           -1.43%
Putnam VT Capital Appreciation Fund***                  9/28/00         N/A          N/A           -36.07%
Putnam VT Diversified Income Fund                       9/15/93        -4.16%       1.03%           2.16%
Putnam VT The George Putnam Fund of Boston              4/30/98        5.44%         N/A            2.66%
Putnam VT Global Asset Allocation Fund                  2/1/88         -8.76%       8.51%           9.33%

Putnam VT Global Growth Fund                            5/1/90        -33.15%      12.60%           10.93%
Putnam VT Growth and Income Fund                        2/1/88         3.78%       11.49%           12.21%
Putnam VT Growth Opportunities Fund***                  1/31/00         N/A          N/A           -27.48%
Putnam VT Health Sciences Fund                          4/30/98        34.23%        N/A            12.91%
Putnam VT High Yield Fund                               2/1/88        -12.33%       1.15%           8.66%
Putnam VT Income Fund                                   2/1/88         3.65%        2.73%           5.31%
Putnam VT International Growth Fund                     1/2/97        -13.37%        N/A            16.40%
Putnam VT International Growth and Income Fund          1/2/97         -2.69%        N/A            11.45%
Putnam VT International New Opportunities Fund          1/2/97        -41.89%        N/A            7.22%
Putnam VT Investors Fund                                4/30/98       -22.26%        N/A            5.98%
Putnam VT Money Market Fund                             2/1/88         1.74%        2.89%           2.48%
Putnam VT New Opportunities Fund                        5/2/94        -29.67%      13.67%           17.13%
Putnam VT New Value Fund                                1/2/97         17.94%        N/A            8.99%
Putnam VT OTC & Emerging Growth Fund                    4/30/98       -54.07%        N/A            2.13%
Putnam VT Research Fund                                 9/29/98        -5.93%        N/A            17.02%
Putnam VT Small Cap Value Fund                          4/30/99        19.97%        N/A            13.73%
Putnam VT Technology Fund***                            6/14/00         N/A          N/A           -54.39%
Putnam VT Utilities Growth and Income Fund              5/1/92         13.18%      12.18%           10.78%
Putnam VT Vista Fund                                    1/2/97         -8.00%        N/A            18.73%
Putnam VT Voyager Fund                                  2/1/88        -20.20%      16.11%           17.81%
Putnam VT Voyager Fund II***                            9/28/00         N/A          N/A           -73.61%


* Performance figures have been adjusted to reflect the current charge for the Earnings Protection Death Benefit Option as if that feature had been available throughout the periods shown.

** The inception dates for the Funds appear in the first footnote to the preceding table. For periods prior to the inception dates of the Funds (Class IB shares), the performance shown is based on the historical performance of the Funds (Class IA shares), adjusted to reflect the current expenses of the Funds (Class IB shares). The inception dates for the Funds (Class IA shares) are shown in the table above.

*** The adjusted historical total returns for the Putnam American Government Income, Putnam Capital Appreciation, Putnam Growth Opportunities, Putnam Technology and Putnam Voyager II Variable Sub-Accounts are not annualized.


(With the Earnings Protection Death Benefit Option (assuming age of oldest Contract Owner and Annuitant is 65 or younger on the Rider Application Date) and Enhanced Beneficiary Protection Option)*


                                                                                             10 YEAR OR SINCE
VARIABLE SUB-ACCOUNT                                INCEPTION DATE  1 YEAR (%)   5 YEAR (%)   INCEPTION (%)**
--------------------                                --------------  ----------   ----------  ----------------
Putnam VT American Government Income Fund***             1/31/00         N/A          N/A           8.69%
Putnam VT Asia Pacific Growth Fund                       5/1/95        -47.45%      -1.78%          -1.43%
Putnam VT Capital Appreciation Fund***                   9/28/00         N/A          N/A          -36.07%
Putnam VT Diversified Income Fund                        9/15/93        -4.16%       1.03%          2.16%
Putnam VT The George Putnam Fund of Boston               4/30/98        5.44%         N/A           2.66%
Putnam VT Global Asset Allocation Fund                   2/1/88         -8.76%       8.51%          9.33%
Putnam VT Global Growth Fund                             5/1/90        -33.15%      12.60%          10.93%
Putnam VT Growth and Income Fund                         2/1/88         3.78%       11.49%          12.21%
Putnam VT Growth Opportunities Fund***                   1/31/00         N/A          N/A          -27.48%
Putnam VT Health Sciences Fund                           4/30/98        34.23%        N/A           12.91%
Putnam VT High Yield Fund                                2/1/88        -12.33%       1.15%          8.66%
Putnam VT Income Fund                                    2/1/88         3.65%        2.73%          5.31%
Putnam VT International Growth Fund                      1/2/97        -13.37%        N/A           16.40%
Putnam VT International Growth and Income Fund           1/2/97         -2.69%        N/A           11.45%
Putnam VT International New Opportunities Fund           1/2/97        -41.89%        N/A           7.22%
Putnam VT Investors Fund                                 4/30/98       -22.26%        N/A           5.98%
Putnam VT Money Market Fund                              2/1/88         1.74%        2.89%          2.48%
Putnam VT New Opportunities Fund                         5/2/94        -29.67%      13.67%          17.13%
Putnam VT New Value Fund                                 1/2/97         17.94%        N/A           8.99%
Putnam VT OTC & Emerging Growth Fund                     4/30/98       -54.07%        N/A           2.13%
Putnam VT Research Fund                                  9/29/98        -5.93%        N/A           17.02%
Putnam VT Small Cap Value Fund                           4/30/99        19.97%        N/A           13.73%
Putnam VT Technology Fund***                             6/14/00         N/A          N/A          -54.39%
Putnam VT Utilities Growth and Income Fund               5/1/92         13.18%      12.18%          10.78%
Putnam VT Vista Fund                                     1/2/97         -8.00%        N/A           18.73%
Putnam VT Voyager Fund                                   2/1/88        -20.20%      16.11%          17.81%
Putnam VT Voyager Fund II***                             9/28/00         N/A          N/A          -73.61%

* Performance figures have been adjusted to reflect the current charge for the Earnings Protection Death Benefit Option as if that feature had been available throughout the periods shown.

** The inception dates for the Funds appear in the first footnote to the preceding table. For periods prior to the inception dates of the Funds (Class IB shares), the performance shown is based on the historical performance of the Funds (Class IA shares), adjusted to reflect the current expenses of the Funds (Class IB shares). The inception dates for the Funds (Class IA shares) are shown in the table above.

*** The adjusted historical total returns for the Putnam American Government Income, Putnam Capital Appreciation, Putnam Growth Opportunities, Putnam Technology and Putnam Voyager II Variable Sub-Accounts are not annualized.


(With the Earnings Protection Death Benefit Option (assuming age of oldest Contract Owner and Annuitant is between 66 and 75 on the Rider Application Date) and Enhanced Beneficiary Protection Option)*

                                                                                             10 YEAR OR SINCE
VARIABLE SUB-ACCOUNT                                INCEPTION DATE  1 YEAR (%)   5 YEAR (%)   INCEPTION (%)**
--------------------                                --------------  ----------   ----------  ----------------
Putnam VT American Government Income Fund***             1/31/00         N/A          N/A           8.52%
Putnam VT Asia Pacific Growth Fund                       5/1/95        -47.53%      -1.93%          -1.58%
Putnam VT Capital Appreciation Fund***                   9/28/00         N/A          N/A          -36.16%
Putnam VT Diversified Income Fund                        9/15/93        -4.31%       0.87%          2.00%
Putnam VT The George Putnam Fund of Boston               4/30/98        5.28%         N/A           2.50%
Putnam VT Global Asset Allocation Fund                   2/1/88         -8.90%       8.35%          9.16%
Putnam VT Global Growth Fund                             5/1/90        -33.25%      12.43%          10.77%
Putnam VT Growth and Income Fund                         2/1/88         3.62%       11.32%          12.04%
Putnam VT Growth Opportunities Fund***                   1/31/00         N/A          N/A          -27.59%
Putnam VT Health Sciences Fund                           4/30/98        34.02%        N/A           12.74%
Putnam VT High Yield Fund                                2/1/88        -12.47%       1.00%          8.49%
Putnam VT Income Fund                                    2/1/88         3.49%        2.57%          5.15%
Putnam VT International Growth Fund                      1/2/97        -13.50%        N/A           16.22%
Putnam VT International Growth and Income Fund           1/2/97         -2.84%        N/A           11.28%
Putnam VT International New Opportunities Fund           1/2/97        -41.98%        N/A           7.06%
Putnam VT Investors Fund                                 4/30/98       -22.38%        N/A           5.82%
Putnam VT Money Market Fund                              2/1/88         1.58%        2.73%          2.32%
Putnam VT New Opportunities Fund                         5/2/94        -29.78%      13.50%          16.95%
Putnam VT New Value Fund                                 1/2/97         17.76%        N/A           8.82%
Putnam VT OTC & Emerging Growth Fund                     4/30/98       -54.14%        N/A           1.97%
Putnam VT Research Fund                                  9/29/98        -6.08%        N/A           16.84%
Putnam VT Small Cap Value Fund                           4/30/99        19.78%        N/A           13.56%
Putnam VT Technology Fund***                             6/14/00         N/A          N/A          -54.46%
Putnam VT Utilities Growth and Income Fund               5/1/92         13.00%      12.01%          10.62%
Putnam VT Vista Fund                                     1/2/97         -8.14%        N/A           18.55%
Putnam VT Voyager Fund                                   2/1/88        -20.32%      15.93%          17.63%
Putnam VT Voyager Fund II***                             9/28/00         N/A          N/A          -73.65%

* Performance figures have been adjusted to reflect the current charge for the Earnings Protection Death Benefit Option as if that feature had been available throughout the periods shown.

** The inception dates for the Funds appear in the first footnote to the preceding table. For periods prior to the inception dates of the Funds (Class IB shared), the performance shown is based on the historical performance of the Funds (Class IA shares), adjusted to reflect the current expenses of the Funds (Class IB shares). The inception dates for the Funds (Class IA shares) are shown in the table above.

*** The adjusted historical total returns for the Putnam American Government Income, Putnam Capital Appreciation, Putnam Growth Opportunities, Putnam Technology and Putnam Voyager II Variable Sub-Accounts are not annualized.



(With Retirement Income Guarantee Rider 2)*

                                                                                             10 YEAR OR SINCE
VARIABLE SUB-ACCOUNT                                INCEPTION DATE  1 YEAR (%)   5 YEAR (%)   INCEPTION (%)**
--------------------                                --------------  ----------   ----------  ----------------
Putnam VT American Government Income Fund***           1/31/00         N/A          N/A           9.68%
Putnam VT Asia Pacific Growth Fund                     5/1/95        -47.57%      -1.77%          -1.44%
Putnam VT Capital Appreciation Fund***                 9/28/00         N/A          N/A          -36.42%
Putnam VT Diversified Income Fund                      9/15/93        -4.12%       1.06%          2.16%
Putnam VT The George Putnam Fund of Boston             4/30/98        5.51%         N/A           2.66%
Putnam VT Global Asset Allocation Fund                 2/1/88         -8.74%       8.63%          9.47%
Putnam VT Global Growth Fund                           5/1/90        -33.22%      12.76%          11.08%
Putnam VT Growth and Income Fund                       2/1/88         3.84%       11.63%          12.38%
Putnam VT Growth Opportunities Fund***                 1/31/00         N/A          N/A          -30.08%
Putnam VT Health Sciences Fund                         4/30/98        34.40%        N/A           12.95%
Putnam VT High Yield Fund                              2/1/88        -12.33%       1.20%          8.85%
Putnam VT Income Fund                                  2/1/88         3.71%        2.77%          5.40%
Putnam VT International Growth Fund                    1/2/97        -13.37%        N/A           16.56%
Putnam VT International Growth and Income Fund         1/2/97         -2.65%        N/A           11.57%
Putnam VT International New Opportunities Fund         1/2/97        -41.99%        N/A           7.32%
Putnam VT Investors Fund                               4/30/98       -22.29%        N/A           6.04%

Putnam VT Money Market Fund                            2/1/88         1.79%        2.93%          2.49%
Putnam VT New Opportunities Fund                       5/2/94        -29.73%      13.83%          17.33%
Putnam VT New Value Fund                               1/2/97         18.05%        N/A           9.08%
Putnam VT OTC & Emerging Growth Fund                   4/30/98       -54.22%        N/A           2.19%
Putnam VT Research Fund                                9/29/98        -5.91%        N/A           17.06%
Putnam VT Small Cap Value Fund                         4/30/99        20.08%        N/A           13.76%
Putnam VT Technology Fund***                           6/14/00         N/A          N/A          -63.98%
Putnam VT Utilities Growth and Income Fund             5/1/92         13.27%      12.31%          10.90%
Putnam VT Vista Fund                                   1/2/97         -7.98%        N/A           18.90%
Putnam VT Voyager Fund                                 2/1/88        -20.22%      16.28%          18.05%
Putnam VT Voyager Fund II***                           9/28/00         N/A          N/A          -73.85%


* Performance figures have been adjusted to reflect the current charge for Retirement Income Guarantee Rider 2 as if that feature had been available throughout the periods shown. For purposes of computing the Rider fee, we assumed that Income Base B applied, that there were no additional purchase payments or withdrawals, and that the Contract Issue Date coincided with the inception date of the Fund (Class IA shares).

** The inception dates for the Funds appear in the first footnote to the first table under Adjusted Historical Total Returns. For periods prior to the inception dates of the Funds (Class IB shares), the performance shown is based on the historical performance of the Funds (Class IA shares), adjusted to reflect the current expenses of the Funds (Class IB shares). The inception dates for the Funds (Class IA shares) are shown in the table above.

*** The adjusted historical total returns for the Putnam American Government Income, Putnam Capital Appreciation, Putnam Growth Opportunities, Putnam Technology and Putnam Voyager II Variable Sub-Accounts are not annualized.

(With the Enhanced Beneficiary Protection Option and Retirement Income Guarantee Rider 2)*


                                                                                             10 YEAR OR SINCE
VARIABLE SUB-ACCOUNT                                INCEPTION DATE  1 YEAR (%)   5 YEAR (%)   INCEPTION (%)**
--------------------                                --------------  ----------   ----------  ----------------
Putnam VT American Government Income Fund***            1/31/00         N/A          N/A           9.68%
Putnam VT Asia Pacific Growth Fund                      5/1/95        -47.65%      -1.92%          -1.60%
Putnam VT Capital Appreciation Fund***                  9/28/00         N/A          N/A          -36.42%
Putnam VT Diversified Income Fund                       9/15/93        -4.27%       0.91%          2.00%
Putnam VT The George Putnam Fund of Boston              4/30/98        5.34%         N/A           2.50%
Putnam VT Global Asset Allocation Fund                  2/1/88         -8.88%       8.47%          9.30%
Putnam VT Global Growth Fund                            5/1/90        -33.32%      12.59%          10.91%
Putnam VT Growth and Income Fund                        2/1/88         3.68%       11.46%          12.21%
Putnam VT Growth Opportunities Fund***                  1/31/00         N/A          N/A          -30.08%
Putnam VT Health Sciences Fund                          4/30/98        34.19%        N/A           12.77%
Putnam VT High Yield Fund                               2/1/88        -12.46%       1.05%          8.68%
Putnam VT Income Fund                                   2/1/88         3.55%        2.61%          5.23%
Putnam VT International Growth Fund                     1/2/97        -13.50%        N/A           16.38%
Putnam VT International Growth and Income Fund          1/2/97         -2.80%        N/A           11.40%
Putnam VT International New Opportunities Fund          1/2/97        -42.08%        N/A           7.16%
Putnam VT Investors Fund                                4/30/98       -22.41%        N/A           5.88%
Putnam VT Money Market Fund                             2/1/88         1.64%        2.77%          2.33%
Putnam VT New Opportunities Fund                        5/2/94        -29.84%      13.65%          17.15%
Putnam VT New Value Fund                                1/2/97         17.87%        N/A           8.91%
Putnam VT OTC & Emerging Growth Fund                    4/30/98       -54.29%        N/A           2.03%
Putnam VT Research Fund                                 9/29/98        -6.05%        N/A           16.88%
Putnam VT Small Cap Value Fund                          4/30/99        19.90%        N/A           13.59%
Putnam VT Technology Fund***                            6/14/00         N/A          N/A          -63.98%
Putnam VT Utilities Growth and Income Fund              5/1/92         13.10%      12.14%          10.73%
Putnam VT Vista Fund                                    1/2/97         -8.12%        N/A           18.72%
Putnam VT Voyager Fund                                  2/1/88        -20.35%      16.10%          17.87%
Putnam VT Voyager Fund II***                            9/28/00         N/A          N/A          -73.85%

* Performance figures have been adjusted to reflect the current charge for the Enhanced Beneficiary Protection Option and Retirement Income Guarantee Rider 2 as if those features had been available throughout the periods shown.

** The inception dates for the Funds appear in the first footnote to the first table under Adjusted Historical Total Returns. For periods prior to the inception dates of the Funds (Class IB shares), the performance shown is based on the historical performance of the Funds (Class IA shares, adjusted to reflect the current expenses of the Funds (Class IB shares). The inception dates for the Funds (Class IA shares) are shown in the table above.

 *** The adjusted historical total returns for the Putnam American Government
     Income, Putnam Capital Appreciation, Putnam Growth Opportunities, Putnam Technology and Putnam Voyager II Variable Sub-Accounts are not annualized.


(With the Earnings Protection Death Benefit Option (assuming age of oldest Contract Owner and Annuitant is 65 or younger on the Rider Application Date) and Retirement Income Guarantee Rider 2)*

                                                                                              10 YEAR OR SINCE
VARIABLE SUB-ACCOUNT                                INCEPTION DATE  1 YEAR (%)   5 YEAR (%)    INCEPTION (%)**
--------------------                                --------------  ----------   ----------    ----------------
Putnam VT American Government Income Fund***            1/31/00         N/A          N/A              9.68%
Putnam VT Asia Pacific Growth Fund                      5/1/95        -47.68%      -1.97%             -1.65%
Putnam VT Capital Appreciation Fund***                  9/28/00         N/A          N/A             -36.42%
Putnam VT Diversified Income Fund                       9/15/93        -4.32%       0.86%             1.94%
Putnam VT The George Putnam Fund of Boston              4/30/98        5.29%         N/A              2.45%
Putnam VT Global Asset Allocation Fund                  2/1/88         -8.93%       8.41%             9.24%
Putnam VT Global Growth Fund                            5/1/90        -33.36%      12.53%             10.86%
Putnam VT Growth and Income Fund                        2/1/88         3.62%       11.40%             12.15%
Putnam VT Growth Opportunities Fund***                  1/31/00         N/A          N/A             -30.08%
Putnam VT Health Sciences Fund                          4/30/98        34.12%        N/A              12.72%
Putnam VT High Yield Fund                               2/1/88        -12.51%       1.00%             8.62%
Putnam VT Income Fund                                   2/1/88         3.49%        2.56%             5.18%
Putnam VT International Growth Fund                     1/2/97        -13.55%        N/A              16.32%
Putnam VT International Growth and Income Fund          1/2/97         -2.85%        N/A              11.34%
Putnam VT International New Opportunities Fund          1/2/97        -42.11%        N/A              7.11%
Putnam VT Investors Fund                                4/30/98       -22.45%        N/A              5.83%
Putnam VT Money Market Fund                             2/1/88         1.58%        2.72%             2.27%
Putnam VT New Opportunities Fund                        5/2/94        -29.88%      13.59%             17.09%
Putnam VT New Value Fund                                1/2/97         17.81%        N/A              8.85%
Putnam VT OTC & Emerging Growth Fund                    4/30/98       -54.31%        N/A              1.98%
Putnam VT Research Fund                                 9/29/98        -6.10%        N/A              16.82%
Putnam VT Small Cap Value Fund                          4/30/99        19.84%        N/A              13.53%
Putnam VT Technology Fund***                            6/14/00         N/A          N/A             -63.98%
Putnam VT Utilities Growth and Income Fund              5/1/92         13.04%      12.09%             10.67%
Putnam VT Vista Fund                                    1/2/97         -8.17%        N/A              18.66%
Putnam VT Voyager Fund                                  2/1/88        -20.39%      16.04%             17.81%
Putnam VT Voyager Fund II***                            9/28/00         N/A          N/A             -73.85%


--------------

* Performance figures have been adjusted to reflect the current charge for the Earnings Protection Death Benefit Option and Retirement Income Guarantee Rider 2 as if those features had been available throughout the periods shown.

** The inception dates for the Funds appear in the first footnote to the first table under Adjusted Historical Total Returns. For periods prior to the inception dates of the Funds (Class IB shares), the performance shown is based on the historical performance of the Funds (Class IA shares), adjusted to reflect the current expenses of the Funds (Class IB shares). The inception dates for the Funds (Class IA shares) are shown in the table above.

 *** The adjusted historical total returns for the Putnam American Government
     Income, Putnam Capital Appreciation, Putnam Growth Opportunities, Putnam Technology and Putnam Voyager II Variable Sub-Accounts are not annualized.


(With the Earnings Protection Death Benefit Option (assuming age of oldest Contract Owner and Annuitant is between 66 and 75 on the Rider Application Date) and Retirement Income Guarantee Rider 2)*


                                                                                             10 YEAR OR SINCE
VARIABLE SUB-ACCOUNT                                INCEPTION DATE  1 YEAR (%)   5 YEAR (%)   INCEPTION (%)**
--------------------                                --------------  ----------   ----------  ----------------
Putnam VT American Government Income Fund***            1/31/00         N/A          N/A            9.68%
Putnam VT Asia Pacific Growth Fund                      5/1/95        -47.76%      -2.12%           -1.80%
Putnam VT Capital Appreciation Fund***                  9/28/00         N/A          N/A           -36.42%
Putnam VT Diversified Income Fund                       9/15/93        -4.47%       0.70%           1.79%
Putnam VT The George Putnam Fund of Boston              4/30/98        5.13%         N/A            2.29%
Putnam VT Global Asset Allocation Fund                  2/1/88         -9.07%       8.24%           9.08%
Putnam VT Global Growth Fund                            5/1/90        -33.46%      12.36%           10.68%
Putnam VT Growth and Income Fund                        2/1/88         3.46%       11.23%           11.98%
Putnam VT Growth Opportunities Fund***                  1/31/00         N/A          N/A           -30.08%
Putnam VT Health Sciences Fund                          4/30/98        33.91%        N/A            12.54%
Putnam VT High Yield Fund                               2/1/88        -12.64%       0.84%           8.46%
Putnam VT Income Fund                                   2/1/88         3.33%        2.40%           5.01%
Putnam VT International Growth Fund                     1/2/97        -13.68%        N/A            16.14%

Putnam VT International Growth and Income Fund          1/2/97         -3.00%        N/A            11.17%
Putnam VT International New Opportunities Fund          1/2/97        -42.20%        N/A            6.94%
Putnam VT Investors Fund                                4/30/98       -22.57%        N/A            5.66%
Putnam VT Money Market Fund                             2/1/88         1.43%        2.56%           2.12%
Putnam VT New Opportunities Fund                        5/2/94        -29.99%      13.42%           16.91%
Putnam VT New Value Fund                                1/2/97         17.63%        N/A            8.69%
Putnam VT OTC & Emerging Growth Fund                    4/30/98       -54.39%        N/A            1.82%
Putnam VT Research Fund                                 9/29/98        -6.25%        N/A            16.64%
Putnam VT Small Cap Value Fund                          4/30/99        19.65%        N/A            13.35%
Putnam VT Technology Fund***                            6/14/00         N/A          N/A           -63.98%
Putnam VT Utilities Growth and Income Fund              5/1/92         12.86%      11.91%           10.50%
Putnam VT Vista Fund                                    1/2/97         -8.31%        N/A            18.48%
Putnam VT Voyager Fund                                  2/1/88        -20.51%      15.86%           17.63%
Putnam VT Voyager Fund II***                            9/28/00         N/A          N/A           -73.85%

--------------

* Performance figures have been adjusted to reflect the current charge for the Earnings Protection Death Benefit Option and Retirement Income Guarantee Rider 2 as if those features had been available throughout the periods shown.

** The inception dates for the Funds appear in the first footnote to the first table under Adjusted Historical Total Returns. For periods prior to the inception dates of the Funds (Class IB shares), the performance shown is based on the historical performance of the Funds (Class IA shares), adjusted to reflect the current expenses of the Funds (Class IB shares). The inception dates for the Funds (Class IA shares) are shown in the table above.

 *** The adjusted historical total returns for the Putnam American Government
     Income, Putnam Capital Appreciation, Putnam Growth Opportunities, Putnam Technology and Putnam Voyager II Variable Sub-Accounts are not annualized.


(With the Earnings Protection Death Benefit Option (assuming age of oldest Contract Owner and Annuitant is 65 or younger on the Rider Application Date), Enhanced Beneficiary Protection Option and Retirement Income Guarantee Rider 2)*

                                                                                             10 YEAR OR SINCE
VARIABLE SUB-ACCOUNT                                INCEPTION DATE  1 YEAR (%)   5 YEAR (%)   INCEPTION (%)**
--------------------                                --------------  ----------   ----------  ----------------
Putnam VT American Government Income Fund***            1/31/00         N/A          N/A            9.68%
Putnam VT Asia Pacific Growth Fund                      5/1/95        -47.76%      -2.12%          -1.80%
Putnam VT Capital Appreciation Fund***                  9/28/00         N/A          N/A          -36.42%
Putnam VT Diversified Income Fund                       9/15/93        -4.47%       0.70%          1.79%
Putnam VT The George Putnam Fund of Boston              4/30/98        5.13%         N/A           2.29%
Putnam VT Global Asset Allocation Fund                  2/1/88         -9.07%       8.24%          9.08%
Putnam VT Global Growth Fund                            5/1/90        -33.46%      12.36%          10.68%
Putnam VT Growth and Income Fund                        2/1/88         3.46%       11.23%          11.98%
Putnam VT Growth Opportunities Fund***                  1/31/00         N/A          N/A          -30.08%
Putnam VT Health Sciences Fund                          4/30/98        33.91%        N/A           12.54%
Putnam VT High Yield Fund                               2/1/88        -12.64%       0.84%          8.46%
Putnam VT Income Fund                                   2/1/88         3.33%        2.40%          5.01%
Putnam VT International Growth Fund                     1/2/97        -13.68%        N/A           16.14%
Putnam VT International Growth and Income Fund          1/2/97         -3.00%        N/A           11.17%

Putnam VT International New Opportunities Fund          1/2/97        -42.20%        N/A           6.94%
Putnam VT Investors Fund                                4/30/98       -22.57%        N/A           5.66%
Putnam VT Money Market Fund                             2/1/88         1.43%        2.56%          2.12%
Putnam VT New Opportunities Fund                        5/2/94        -29.99%      13.42%          16.91%
Putnam VT New Value Fund                                1/2/97         17.63%        N/A           8.69%
Putnam VT OTC & Emerging Growth Fund                    4/30/98       -54.39%        N/A           1.82%
Putnam VT Research Fund                                 9/29/98        -6.25%        N/A           16.64%
Putnam VT Small Cap Value Fund                          4/30/99        19.65%        N/A           13.35%
Putnam VT Technology Fund***                            6/14/00         N/A          N/A          -63.98%
Putnam VT Utilities Growth and Income Fund              5/1/92         12.86%      11.91%          10.50%
Putnam VT Vista Fund                                    1/2/97         -8.31%        N/A           18.48%
Putnam VT Voyager Fund                                  2/1/88        -20.51%      15.86%          17.63%
Putnam VT Voyager Fund II***                            9/28/00         N/A          N/A          -73.85%




* Performance figures have been adjusted to reflect the current charge for the Earnings Protection Death Benefit Option and Retirement Income Guarantee Rider 2 as if those features had been available throughout the periods shown.

** The inception dates for the Funds appear in the first footnote to the first table under Adjusted Historical Total Returns. For periods prior to the inception dates of the Funds (Class IB shares), the performance shown is based on the historical performance of the Funds (Class IA shares), adjusted to reflect the current expenses of the Funds (Class IB shares). The inception dates for the Funds (Class IA shares) are shown in the table above.

*** The adjusted historical total returns for the Putnam American Government
    Income, Putnam Capital Appreciation, Putnam Growth Opportunities, Putnam Technology and Putnam Voyager II Variable Sub-Accounts are not annualized.


(With the Earnings Protection Death Benefit Option (assuming age of oldest Contract Owner and Annuitant is between 66 and 75 on the Rider Application
Date), Enhanced Beneficiary Protection Option and Retirement Income Guarantee Rider 2)*

                                                                                             10 YEAR OR SINCE
VARIABLE SUB-ACCOUNT                                INCEPTION DATE  1 YEAR (%)   5 YEAR (%)   INCEPTION (%)**
--------------------                                --------------  ----------   ----------  ----------------
Putnam VT American Government Income Fund***             1/31/00         N/A          N/A           9.68%
Putnam VT Asia Pacific Growth Fund                       5/1/95        -47.85%      -2.27%          -1.95%
Putnam VT Capital Appreciation Fund***                   9/28/00         N/A          N/A          -36.42%
Putnam VT Diversified Income Fund                        9/15/93        -4.62%       0.54%          1.63%
Putnam VT The George Putnam Fund of Boston               4/30/98        4.96%         N/A           2.13%
Putnam VT Global Asset Allocation Fund                   2/1/88         -9.21%       8.08%          8.91%
Putnam VT Global Growth Fund                             5/1/90        -33.57%      12.18%          10.51%
Putnam VT Growth and Income Fund                         2/1/88         3.30%       11.06%          11.81%
Putnam VT Growth Opportunities Fund***                   1/31/00         N/A          N/A          -30.08%
Putnam VT Health Sciences Fund                           4/30/98        33.71%        N/A           12.37%
Putnam VT High Yield Fund                                2/1/88        -12.78%       0.69%          8.29%
Putnam VT Income Fund                                    2/1/88         3.17%        2.24%          4.85%
Putnam VT International Growth Fund                      1/2/97        -13.82%        N/A           15.96%
Putnam VT International Growth and Income Fund           1/2/97         -3.15%        N/A           11.00%
Putnam VT International New Opportunities Fund           1/2/97        -42.30%        N/A           6.78%
Putnam VT Investors Fund                                 4/30/98       -22.69%        N/A           5.50%
Putnam VT Money Market Fund                              2/1/88         1.27%        2.40%          1.96%
Putnam VT New Opportunities Fund                         5/2/94        -30.10%      13.24%          16.73%
Putnam VT New Value Fund                                 1/2/97         17.44%        N/A           8.52%
Putnam VT OTC & Emerging Growth Fund                     4/30/98       -54.46%        N/A           1.67%
Putnam VT Research Fund                                  9/29/98        -6.39%        N/A           16.46%
Putnam VT Small Cap Value Fund                           4/30/99        19.47%        N/A           13.18%
Putnam VT Technology Fund***                             6/14/00         N/A          N/A          -63.98%
Putnam VT Utilities Growth and Income Fund               5/1/92         12.69%      11.74%          10.33%
Putnam VT Vista Fund                                     1/2/97         -8.45%        N/A           18.29%
Putnam VT Voyager Fund                                   2/1/88        -20.64%      15.68%          17.44%
Putnam VT Voyager Fund II***                             9/28/00         N/A          N/A          -73.85%


* Performance figures have been adjusted to reflect the currentcharge for the Earnings Protection Death Benefit Option and Retirement Income Guarantee Rider 2 as if those features had been available throughout the periods shown.

** The inception dates for the Funds appear in the first footnote to the first table under Adjusted Historical Total Returns. For periods prior to the inception dates of the Funds (Class IB shares), the performance shown is based on the historical performance of the Funds (Class IA shares), adjusted to reflect the current expenses of the Funds (Class IB shares). The inception dates for the Funds (Class IA shares) are shown in the table above.

*** The adjusted historical total returns for the Putnam American Government
    Income, Putnam Capital Appreciation, Putnam Growth Opportunities, Putnam Technology and Putnam Voyager II Variable Sub-Accounts are not annualized.

                                     PART C
                                OTHER INFORMATION

24A. FINANCIAL STATEMENTS

The financial statements of Allstate Life Insurance Company ("Allstate" or "Depositor") and Allstate Life Insurance Company Separate Account A ("Separate Account") are filed herewith in Part B of this Registration Statement.

24B. EXHIBITS

The following exhibits, correspond to those required by paragraph (b) of item 24 as to exhibits in Form N-4:

(1) Resolution of the Board of Directors of Allstate Life Insurance Company authorizing establishment of the Allstate Life Insurance Company Separate Account A*

(2)     Not Applicable

(3)(a) Underwriting Agreement with ALFS, Inc. (formerly known as Allstate Life Financial Services, Inc.)**

   (b)  Underwriting Agreement with Allstate Distributors, L.L.C.****

(4)(a)  Form of Putnam Allstate Advisor Contract**
   (b)  Form of Putnam Allstate Advisor Apex Contract***
   (c) Form of Earnings Protection Death Benefit Rider (Putnam Allstate Advisor Contract)*****
   (d) Form of Earnings Protection Death Benefit Rider (Putnam Allstate Advisor Apex Contract)*****

(5)(a)  Form of Putnam Allstate Advisor Application for a Contract**
   (b)  Form of Putnam Allstate Advisor Apex Application for a Contract***
(6)(a)  Articles of Incorporation of Allstate Life
        Insurance Company
   (b)  By-laws of Allstate Life Insurance Company
(7)     Not applicable

(8) Participation Agreement among Putnam Variable Trust, Putnam Mutual Funds Corp., and Allstate Life Insurance Company****

(9)     Putnam Allstate Advisor Contract and Putnam Allstate Advisor Apex
        Contract: Opinion and Consent of Michael J. Velotta, Senior Vice President, Secretary and General Counsel of Allstate Life Insurance Company *****

(10)(a) Independent Auditors' Consent
    (b) Consent of Foley & Lardner

(11)    Not applicable

(12)    Not applicable

(13)(a) Performance Data Calculations**
(13)(b) Performance Data Calculations

(14)    Not applicable
(99)(a) Powers of Attorney for Thomas J. Wilson, II, Kevin R. Slawin, Casey
        J. Sylla, Marla G. Friedman and John C. Lounds*
    (b) Power of Attorney for Samuel H. Pilch***
    (c) Powers of Attorney for John L. Carl, Richard I Cohen, Margaret G.
        Dyer, Edward M. Liddy, J. Kevin McCarthy, Robert w. Pike and Steven
        C. Verney*****
    (d) Power of Attorney for C. Richard Morehead
--------------------------------------------------------------------------------

* Previously filed in this Form N-4 registration statement (File No. 333-72017) dated February 9, 1999.

** Previously filed in Pre-Effective Amendment No. 1 to this Form N-4 registration statement (File No. 333-72017) dated April 16, 1999.

*** Previously filed in Post-Effective Amendment No. 1 to this Form N-4 registration statement (File No. 333-72017) dated August 31, 1999.

**** Incorporated herein by reference to Pre-Effective Amendment No. 1 to Registrant's Form N-4 registration statement (File No. 333-31288) dated April 27, 2000.

***** Previously filed in Post-Effective Amendment No. 7 to this Form N-4 registration statement (File No. 333-72017) dated February 2, 2001.


25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

Name and Principal         Positions and Offices with
Business Address*          Depositor of the Separate Account

Thomas J. Wilson, II             Director, Chairman of the Board and
President                        (Principal Executive Officer)

Michael J. Velotta               Director, Senior Vice President, Secretary
                                 and General Counsel
Marla G. Friedman                Director and Senior Vice President
John L. Carl                     Director
Richard I. Cohen                 Director
Margaret G. Dyer                 Director and Senior Vice President

Edward M. Liddy                  Director
John C. Lounds                   Director and Senior Vice President
J. Kevin McCarthy                Director and Senior Vice President
C. Richard Morehead              Director
Robert W. Pike                   Director
Kevin R. Slawin                  Director and Senior Vice President
Casey J. Sylla                   Director and Chief Investment Officer
B. Eugene Wraith                 Vice President
Dennis Gomez                     Vice President
John R. Hunter                   Vice President
Karen C. Gardner                 Vice President
Patricia A. Coffey               Vice President
Harold Maude, Jr.                Vice President
Mary J. McGinn                   Vice President and Assistant Secretary
William H. Monie                 Vice President
Steven C. Verney                 Director and Vice President
James P. Zils                    Treasurer
Samuel H. Pilch                  Vice President and Controller
Patricia W. Wilson               Assistant Vice President, Assistant
                                 Secretary and Assistant Treasurer
Denis Bailey                     Assistant Vice President
Richard L. Baker                 Vice President
Lisa Cochrane                    Assistant Vice President
D. Steven Boger                  Assistant Vice President
Lawrence W. Dahl                 Assistant Vice President
Sarah R. Donahue                 Assistant Vice President
Thomas W. Evans                  Assistant Vice President
Douglas F. Gaer                  Assistant Vice President
Brent H. Hamann                  Assistant Vice President
Ronald A. Johnson                Assistant Vice President
Robert L. Park                   Assistant Vice President
Barry S. Paul                    Assistant Vice President and Assistant
                                 Treasurer
Linda L. Shumilas                Assistant Vice President
Robert E. Transon                Assistant Vice President
Timothy N. Vander Pas            Assistant Vice President
Laura R. Zimmerman               Assistant Vice President
Joanne M. Derrig                 Assistant Vice President, Assistant
                                 Secretary, Assistant General Counsel and
                                 Chief Compliance Officer
Richard Zaharias                 Assistant Vice President
L. Scott Taylor                  Assistant Vice President
Robert A. Shore                  Assistant Vice President
Teresa G. Logue                  Assistant Vice President
John Hershberger                 Assistant Vice President
Lisa Flanary                     Assistant Vice President
Gregory P. Farley                Assistant Vice President
Errol Cramer                     Assistant Vice President and Corporate
                                 Actuary
Paul N. Kierig                   Assistant Secretary
Susan L. Lees                    Assistant Secretary

*The principal business address of the foregoing officers and directors is 3100 Sanders Road, Northbrook, Illinois 60062.

26.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT

Information in response to this item is incorporated by reference to the Form 10-K Annual Report of The Allstate Corporation filed March 26, 2001, (File #1-11840).

27.  NUMBER OF CONTRACT OWNERS

Putnam Allstate Advisor Contract:

As of January 31, 2001, 2000, there were 13,073 qualified contracts and 22,527 non-qualified contracts.

Putnam Allstate Advisor Apex Contract:

As of January 31, 2001, there were 311 qualified contracts and 852 non-qualified contracts.

28.  INDEMNIFICATION

The by-laws of Allstate provide for the indemnification of its Directors, Officers and Controlling Persons, against expenses, judgments, fines and amounts paid in settlement as incurred by such person, if such person acted properly. No indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of a duty to the Company, unless a court determines such person is entitled to such indemnity.

Insofar as indemnification for liability arising out of the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by the registrant of expenses incurred by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of is counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

29A.  RELATIONSHIP OF PRINCIPAL UNDERWRITER TO OTHER INVESTMENT COMPANIES

Allstate Distributors, L.L.C. ("Allstate Distributors"), principal underwriter, also serves as principal underwriter to the following other investment companies:

         Allstate Life Insurance Company Separate Account A

         Allstate Life of New York Variable Account A

29B.  PRINCIPAL UNDERWRITER


The directors and officers of Allstate Distributors, the principal underwriter for the Separate Account are as follows:

Richard L. Baker      Executive Committee Member
Peter H. Gallary      Executive Committee Member
John R. Hunter        Executive Committee Member, Chairperson, Managing
                      Director
Brent H. Hamann       Executive Committee Member, Secretary, General Manager
Jane M. Mancini       Executive Committee Member, Chairperson
Vincent Esposito      Executive Committee Member
Eric Levy             Secretary
Albert Dal Porto      Senior Vice President
Karen C. Gardner      Vice President
Evelyn Cooper         Vice President
Lisa A. Burnell       Chief Compliance Officer
Janet M. Albers       Treasurer and Controller
Michael J. Velotta    Assistant Secretary
James P. Zils         Assistant Treasurer
Barry S. Paul         Assistant Treasurer

*The principal business address for Jane M. Mancini, Vincent Esposito, Peter H. Gallary and Eric Levy is One Post Office Square, Boston, Massachusetts 02109. The principal business address of every other foregoing committee member, officer and director is 3100 Sanders Road, Northbrook, IL 60062.

29C.  COMPENSATION OF PRINCIPAL UNDERWRITER


(1)                                (2)                     (3)               (4)                 (5)
                             Net Underwriting
Name of Principal             Discounts and           Compensation on     Brokerage
Underwriter                    Commissions            Redemption          Commissions        Compensation
----------------------------------------------------------------------------------------------------------
ALFS, Inc. (Jan-April)             N/A                    N/A            $41,768,024.51            N/A

Allstate
Distributors (May-Dec)             N/A                    N/A            $84,768,610.28            N/A

30.  LOCATION OF ACCOUNTS AND RECORDS

Allstate is located at 3100 Sanders Road, Northbrook, Illinois 60062. The principal underwriter of the Separate Account (Allstate Distributors) is located at 3100 Sanders Road, Northbrook, Illinois 60062. Each company maintains those accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.

31.  MANAGEMENT SERVICES

None.


32.  UNDERTAKINGS

Registrant promises to file a post-effective amendment to the Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted. Registrant furthermore agrees to include either as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or a toll-free number included in the prospectus that the applicant can use to request for a Statement of Additional Information. Finally, Registrant agrees to deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request.

33.  REPRESENTATIONS PURSUANT TO SECTION 403(B) OF THE INTERNAL
       REVENUE CODE

Allstate represents that it is relying upon the letter, dated November 28, 1988, from the Commission staff to the American Council of Life Insurance and that it intends to comply with the provisions of paragraphs 1-4 of that letter.

34.  REPRESENTATION REGARDING CONTRACT EXPENSES

Allstate represents that the fees and charges deducted under the Contracts described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Allstate under the Contracts. Allstate bases its representation on its assessment of all of the facts and circumstances, including such relevant factors as: the nature and extent of such services, expenses and risks; the need for Allstate to earn a profit; the degree to which the Contracts include innovative features; and the regulatory standards for exemptive relief under the Investment Company Act of 1940 used prior to October 1996, including the range of industry practice. This representation applies to all Contracts sold pursuant to this Registration Statement, including those sold on the terms specifically scribed in the prospectus contained herein, or any variations therein, based on supplements, endorsements, or riders to any Contracts or prospectus, or otherwise.

                                   SIGNATURES
As required by the Securities Act of 1933 and the Investment Company Act of 1940, Registrant, Allstate Life Insurance Company Separate Account A, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this amended Registration Statement and has caused this amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, all in the Township of Northfield, State of Illinois, on the 19th day of April, 2001.

                         ALLSTATE LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT A
                                  (REGISTRANT)

                         BY: ALLSTATE LIFE INSURANCE COMPANY
                                   (DEPOSITOR)

                         By:     /s/  Michael J. Velotta
                                ----------------------------
                                Michael J. Velotta
                                Senior Vice President, Secretary and
                                General Counsel

As required by the Securities Act of 1933, this amended Registration Statement has been duly signed below by the following Directors and Officers of Allstate Life Insurance Company on the 19th day of April 2001.

*/THOMAS J. WILSON, II             Chairman of the Board, President and
----------------------             Director
  Thomas J. Wilson, II               (Principal Executive Officer)


/s/MICHAEL J. VELOTTA               Senior Vice President, Secretary, General
---------------------
   Michael J. Velotta               Counsel and Director

*/KEVIN R. SLAWIN                   Senior Vice President and Director
------------------
  Kevin R. Slawin

*/CASEY J. SYLLA                    Chief Investment Officer and Director
----------------
  Casey J. Sylla

*/SAMUEL H. PILCH                   Vice President and Controller



------------------
  Samuel H. Pilch                   (Principal Accounting Officer)

*/MARLA G. FRIEDMAN                 Senior Vice President and Director
-------------------
  Marla G. Friedman

*/JOHN C. LOUNDS                    Senior Vice President and Director
-----------------
  John C. Lounds

*/JOHN L. CARL                      Director
-----------------
  John L. Carl

*/RICHARD I. COHEN                  Director
-----------------
  Richard I. Cohen

*/MARGARET G. DYER                  Senior Vice President and Director
-----------------
  Margaret G. Dyer

*/EDWARD M. LIDDY                   Director
----------------
  Edward M. Liddy


*/J. KEVIN MCCARTHY                 Senior Vice President and Director
----------------
  J. Kevin McCarthy

**/C. RICHARD MOREHEAD              Director
----------------------
   C. Richard Morehead


*/ROBERT W. PIKE                    Director
----------------
 Robert W. Pike

*/STEVEN C. VERNEY                  Vice President and Director
----------------
 Steven C. Verney                   (Principal Financial Officer)


*/   By Michael J. Velotta,  pursuant to Powers of Attorney  previously filed.
**/ By Michael J. Velotta, pursuant to Power of Attorney filed herewith.

                                  Exhibit Index

Exhibit No. Exhibit

(6)(a) Articles of Incorporation for Allstate Life Insurance Company

(6)(b) By-Laws for Allstate Life Insurance Company

(10)(a) Independent Auditors' Consent

(10)(b) Consent of Foley & Lardner

(13)(b)  Performance  Data Calculations

(99)(d)  Power of Attorney for C. Richard Morehead